Table of Contents                                 Page


Message from the Chairman                           1

Special Feature:
Q&A with the Municipal Bond Department              3

Fund Reports
Franklin Arizona Insured
Tax-Free Income Fund                                6

Franklin Florida Insured
Tax-Free Income Fund                               10

Franklin Insured
Tax-Free Income Fund                               14

Franklin Massachusetts Insured
Tax-Free Income Fund                               21

Franklin Michigan Insured
Tax-Free Income Fund                               28

Franklin Minnesota Insured
Tax-Free Income Fund                               35

Franklin Ohio Insured
Tax-Free Income Fund                               42

Glossary of Investment Terms                       49

Statement of Investments                           50

Financial Statements                              102

Notes to Financial Statements                     109

Report of Independent Auditors                    116



                                               MESSAGE FROM THE CHAIRMAN
================================================================================

                                                                April 15, 1997

Dear Shareholder:

It's a pleasure to bring you the Franklin Tax-Free Trust's annual report for the period ended February 28, 1997.

Interest rates fluctuated within a relatively narrow range during this 12-month reporting period, as investors reacted to various U.S. economic reports. The 30-year U.S. Treasury bond, for example, yielded 6.48% at the beginning of the Trust's fiscal year yielding 6.48%. By August 31, 1996, the yield on this bellwether issue had jumped to 7.13% following reports of a strong gross domestic product growth rate in the second quarter. Many investors anticipated that the Federal Reserve Board (the Fed) would raise interest rates to help cool the economy. Instead, the Fed opted to allow the market to determine interest rates. When the economy appeared to be slowing down in late summer, interest rates began to fall. At the close of the period on February 28, 1997, 30-year Treasuries were yielding 6.90%.* A range of less than three-quarters of one percent over the year is considered relatively narrow by recent standards.

While record high closings of the Dow Jones Industrial Average can get the attention of many investors, certain experts agree that the extremely attractive yields offered by the fixed-income markets -- and especially tax-free securities -- might be a better value at this juncture.

The November 1996 election results were well-received by both the fixed-income and equity markets, and Federal Reserve Chairman Alan Greenspan's ever vigilant position on inflation has been reassuring, both domestically and to our foreign trading partners. Most recently, Mr. Greenspan warned investors against becoming too euphoric that the markets will continue to rise. Of particular concern to some observers are rising labor costs and the strength of commodity prices.

We will continue to manage our funds for maximum tax-free income and stable share value. It is important to remember that financial markets always have been -- and probably always will be -- subject to daily fluctuation. No one can predict the future performance of the securities markets, but history has shown that, over the long term, stocks and bonds have delivered impressive results when income is left to compound. For this reason, we encourage you to review your investment program periodically with your investment representative, and focus on your continuing long-term goals.


*Source: Micropal.


As a Franklin Templeton fund shareholder, you receive the benefits of professional management and dedicated service. If you have any questions concerning the funds in the Franklin Tax-Free Trust, we welcome the opportunity to answer them.

We appreciate your support, welcome new shareholders, and look forward to serving your investment needs in the years ahead.

Sincerely,



Charles B. Johnson
Chairman
Franklin Tax-Free Trust


================================================================================
                           -- Celebrating 50 Years --

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.
================================================================================

SPECIAL FEATURE: Q&A WITH THE MUNICIPAL BOND DEPARTMENT


Tom Kenny, director of Franklin's Municipal Bond Department, and portfolio managers Don Duerson, Sheila Amoroso and Bernie Schroer discuss some issues facing the municipal bond market.

1997 marks the start of a second presidential term for Bill Clinton. Do you think his re-election was good news for the markets?

Tom Kenny: Market participants do not like uncertainty, so they appear comfortable with the re-election of a Democratic president and a Republican Congress. Alan Greenspan's reappointment as Federal Reserve Board Chairman was also positive for the markets.

Why is that?

Tom: His monetary policy is designed to encourage low inflation with moderate growth, which he has been able to accomplish.

Sheila Amoroso: We expect at least the first two quarters of 1997 to be similar to 1996 with regard to growth and inflation, though it is difficult to predict.




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Alan Greenspan maintained a relatively neutral stance on monetary policy throughout most of 1996. Do you see this carrying over into 1997?

Bernie Schroer: Possibly. As you know, we do not try to predict where rates will be in the future. But, I think Greenspan will continue to look for signs of above-trend growth, and will probably focus on wages and commodity prices. At this point, wage inflation is moderate and companies do not feel they can raise prices.

Don Duerson: The "threat" of higher rates seems to be sufficient to control market expectations. Also, the recent strength of the dollar should have a moderating effect on the economy by slowing export growth while keeping import price inflation under control.

Floods in the Western U.S.: What impact do you see this having on state finances, bond issuance, and bond ratings?

Sheila: Historically, very few bond issues are affected negatively by natural disasters. At worst, some types of issues may be called and paid off from insurance proceeds. Bond ratings are generally long term in nature and are usually not affected by such short-term events. Most of the repair costs are covered by insurance companies, the Federal Emergency Management Agency, and state disaster relief funds.




GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Bernie: Generally, these disasters create an increase in construction activity, however, which can contribute to increased economic growth in those affected areas. The states of California, Oregon and Washington are leading the country in economic growth and shouldn't be adversely affected by the floods.

What kinds of bonds are you purchasing for your funds?

Don: We try to choose bonds whose coupons provide higher income with lower volatility than, for example, deep discount bonds with lower coupons. We feel that the best relative value in the market today is in the insured sector. The narrow quality spreads in the market are due to the low interest-rate environment and the increase in volume of insured issues in the market. Close to 50% of new issues came to market insured, taking more spread out of the market.

What do you mean by "narrow spread?"

Bernie: In a declining or low interest-rate environment, investors tend to "reach for yield," trying to obtain the same yield level they had in an earlier, higher interest-rate environment. To accomplish this, investors have to buy lesser-quality bonds, which are usually higher yielding. Because interest rates have been relatively low for most of the 1990s, investor demand has increased for higher-yielding, lower-quality securities, which drives the prices of these securities higher. This results in lower relative yield differentials between lower-quality issues and AAA-rated insured bonds. When this happens, it makes more sense for us to buy insured bonds.

Do you plan on changing your investment strategy in 1997?

Tom: Franklin employs a long-term "buy and hold" strategy, and our major objective for the tax-free funds is to pay out high tax-free income. Our portfolio managers don't speculate on the market by trying to predict future interest rates. We use a consistent and disciplined long-term relative value strategy toward meeting our objectives, and we plan on maintaining this approach.




GRAPHIC PICTURE OMITTED




FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND
================================================================================

Your Fund's Objective:

Seeks to provide high current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of insured Arizona municipal bonds.*

State Update

For the past two years, employment growth in Arizona has ranked in the nation's top 10, and for good reason. Low housing costs and a diversifying employment base continued to attract workers from neighboring states, particularly from California.

Arizona's largest employers include Motorola (20,000 workers), Allied-Signal Aerospace Co. (9,000), U.S. Postal Service (9,000), and Honeywell (8,000), in addition to state and local government, universities, and health care employers. Though California's economic recovery may slow the migration of workers into Arizona, the outlook remains positive for continued above-average growth.**


  Franklin Arizona Insured Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments

                                % of Total
                                 Long-Term
  Sector                        Investments
--------------------------------------------------------------------------------

  Education                        31.5%

  Utilities                        23.0%

  Industrial                       10.0%

  General Obligations               9.5%

  Certificates of Participation     6.5%

  Hospitals                         6.5%

  Sales Tax                         3.8%

  Other Revenue Bonds               2.6%

  Housing                           2.5%

  Pre-Refunded                      1.7%

  Miscellaneous                     1.4%

  Transportation                    1.0%


For a complete list of portfolio holdings, please see page 50 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The  risks  of  investing  in  a   non-diversified   fund,   such  as  increased
susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.

**Standard & Poor's Creditweek Municipal, July 8, 1996.


Performance Summary

The Franklin Arizona Insured Tax-Free Income Fund's share price, as measured by net asset value, ended the reporting period unchanged at $10.36 from February 29, 1996, through February 28, 1997.

At the end of this reporting period, the fund's distribution rate was 5.10%, based on an annualization of the February dividend of 4.6 cents ($0.046) per share and the maximum offering price of $10.82 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Arizona state personal income tax bracket of 43.0% would need to earn 8.94% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Arizona Insured Tax-Free Income Fund
  Dividend Distributions 3/1/96 - 2/28/97+

                                 Dividend
  Month                          per Share
--------------------------------------------------------------------------------
  March                          4.6 cents

  April                          4.6 cents

  May                            4.6 cents

  June                           4.6 cents

  July                           4.6 cents

  August                         4.6 cents

  September                      4.6 cents

  October                        4.6 cents

  November                       4.6 cents

  December                       4.6 cents

  January                        4.6 cents

  February                       4.6 cents

  Total                         55.2 cents




GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The chart to the right compares your fund's performance with the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Additionally, the index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Arizona municipal bonds. Please remember that an index is simply a measure of performance and cannot be invested in directly.




GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Arizona Insured Tax-Free Income Fund
Periods ended February 28, 1997

                                                                        Since
                                                                      Inception
                                                 1-Year     3-Year    (4/30/93)
-------------------------------------------------------------------------------

     Cumulative Total Return1                     5.55%     18.89%     25.94%

     Average Annual Total Return2                 1.06%      4.40%      5.02%

     Distribution Rate3                     5.10%

     Taxable Equivalent Distribution Rate4  8.94%

     30-Day Standardized Yield5             4.92%

     Taxable Equivalent Yield4              8.63%
-------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 4.6 cent per share monthly dividend and the maximum offering price of $10.82 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Arizona state personal income tax bracket of 43.0%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during the period would have been somewhat lower than noted above. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower and yield for the period would have been 4.46%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
================================================================================

Your Fund's Objective:

Seeks to provide high current income exempt from regular federal personal income taxes through a portfolio consisting primarily of insured Florida municipal bonds.* In addition, the fund's shares are free from Florida's annual intangibles tax.

State Update

Florida's economy continued to expand during 1996, with steady increases in both employment and population. Job growth in 1996-97 was projected at 3%, less than the 3.2% originally estimated for the state, but above the 1.8% projected for the nation. More than 64% of the state's work force is tied to the service, construction, and trade sectors -- industries leading the state in terms of growth.

While Florida's 1996 fiscal-year budget emphasized spending on public protection, the 1997 budget focuses spending on education and human services programs. It also envisions adding $148.6 million to the Budget Stabilization Fund. Contributions to this fund during 1997 could bring the balance up to $409 million, or about 3% of total state revenues.** The state's well-managed financial program and historically steady economic performance contribute to our positive outlook for Florida in the coming year.


  Franklin Florida Insured Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments

                              % of Total
                               Long-Term
  Sector                      Investments
--------------------------------------------------------------------------------
  Utilities                             54.5%

  Other Revenue                         13.7%

  Hospitals                              9.8%

  Certificates of Participation          8.0%

  Sales Tax                              4.6%

  Transportation                         3.0%

  Housing                                2.2%

  Pre-Refunded                           1.5%

  General Obligations                    1.4%

Industrial                               1.3%


For a complete list of portfolio holdings, please see page 53 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The  risks  of  investing  in  a   non-diversified   fund,   such  as  increased
susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.

**Moody's Municipal Credit Report, March 7, 1996.


Performance Summary

The Franklin Florida Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 3 cents, from $10.02 on February 29, 1996, to $9.99 on February 28, 1997.

At the end of this reporting period, the fund's distribution rate was 5.06%, based on an annualization of the February dividend of 4.4 cents ($0.044) per share and the maximum offering price of $10.43 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal income tax bracket of 39.6% would need to earn 8.38% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Florida Insured Tax-Free Income Fund
  Dividend Distributions 3/1/96 - 2/28/97+

                                 Dividend
  Month                          per Share
--------------------------------------------------------------------------------
  March                          4.4 cents

  April                          4.4 cents

  May                            4.4 cents

  June                           4.4 cents

  July                           4.4 cents

  August                         4.4 cents

  September                      4.4 cents

  October                        4.4 cents

  November                       4.4 cents

  December                       4.4 cents

  January                        4.4 cents

  February                       4.4 cents

  Total                         52.8 cents




GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


The chart to the right compares your fund's performance with the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Additionally, the index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Florida municipal bonds. Please remember that an index is simply a measure of performance and cannot be invested in directly.




GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Florida Insured Tax-Free Income Fund
Periods ended February 28, 1997

                                                                        Since
                                                                      Inception
                                                 1-Year     3-Year    (4/30/93)
-------------------------------------------------------------------------------

     Cumulative Total Return1                     5.17%     16.89%     21.41%

     Average Annual Total Return2                 0.75%      3.82%      4.02%

     Distribution Rate3                     5.06%

     Taxable Equivalent Distribution Rate4  8.38%

     30-Day Standardized Yield5             5.04%

     Taxable Equivalent Yield4              8.34%
-------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $10.43 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during the period would have been somewhat lower than noted above. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of management expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower and yield for the period would have been 4.69%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


FRANKLIN INSURED TAX-FREE INCOME FUND
================================================================================

Your Fund's Objective:

Seeks to provide high current income exempt from regular federal income taxes through a portfolio consisting primarily of insured municipal bonds.*

During the reporting period, interest rates continued to react to changes in the strength of the economy. Whether such changes were real or imagined is another matter. Nevertheless, we remain positive in our long-term view of the fixed-income market, given the current combination of relatively low inflation and modest growth.

The municipal securities in which your fund invests are insured by private, municipal bond insurance companies as to the scheduled payment of principal and interest at maturity. Because of this insurance, your fund enjoys an "AAAf" rating -- the highest mutual fund rating possible -- from Standard & Poor's Corporation(R), a national rating agency. This rating reflects Standard & Poor's assessment of the portfolio's overall credit quality based primarily on your fund's stated investment objectives and policies. It does not reflect the yield or market price of the fund's shares, nor does it imply approval by Standard & Poor's, and is subject to change.

Even though nearly half of the debt brought to market during the past year was insured, there is a remarkable lack of breadth in selection. Nevertheless, the portfolio achieved diversification and balance in its holdings, which remain ongoing portfolio management objectives. As you can see from the table above, we maintained investments in a broad range of municipal sectors throughout the nation. Such diversification helped us reduce the fund's exposure to sector market volatility.


  Franklin Insured Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments

                                % of Total
                                 Long-Term
  Sector                        Investments
--------------------------------------------------------------------------------
  Utilities                        25.9%

  Pre-Refunded                     21.8%

  Hospitals                        17.0%

  Education                         8.7%

  Transportation                    8.4%

  Housing                           5.5%

  General Obligations               4.8%

  Certificates of Participation     3.7%

  Other Revenue                     1.9%

  Sales Tax                         1.4%

  Industria                        l0.7%

  Miscellaneous                     0.2%


For a complete list of portfolio holdings, please see page 55 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


Performance Summary

Class I

The Franklin Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 12 cents, from $12.27 on February 29, 1996, to $12.15 on February 28, 1997.


  Franklin Insured Tax-Free Income Fund
  Class I
  Dividend Distributions 3/1/96 - 2/28/97+

                                Dividend
  Month                         per Share
--------------------------------------------------------------------------------
  March                         5.9 cents

  April                         5.9 cents

  May                           5.9 cents

  June                          5.9 cents

  July                          5.9 cents

  August                        5.9 cents

  September                     5.7 cents

  October                       5.7 cents

  November                      5.7 cents

  December                      5.7 cents

  January                       5.7 cents

  February                      5.7 cents

  Total                        69.6 cents




GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT




At the end of this reporting period, the fund's distribution rate was 5.39%, based on an annualization of the February dividend of 5.7 cents ($0.057) per share and the maximum offering price of $12.69 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal income tax bracket of 39.6% would need to earn 8.92% from a taxable investment to match the fund's tax-free distribution rate.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


The chart to the right compares your fund's performance with the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Additionally, the index consists of uninsured municipal bonds, which generally offer higher yields than the insured bonds in which the fund concentrates its assets. Please remember that an index is simply a measure of performance and cannot be invested in directly.




GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Insured Tax-Free Income Fund - Class I
Periods ended February 28, 1997

                                                                                 Since
                                                                               Inception
                                                   1-Year   5-Year    10-year   (4/3/85)
----------------------------------------------------------------------------------------
     Cumulative Total Return1                      4.88%    39.84%    95.68%    165.09%

     Average Annual Total Return2                   0.46%    6.01%     6.48%     8.14%

     Distribution Rate3                     5.39%

     Taxable Equivalent Distribution Rate4  8.92%

     30-Day Standardized Yield5             4.44%

     Taxable Equivalent Yield4              7.35%
----------------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.7 cent per share monthly dividend and the maximum offering price of $12.69 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 10 cents, from $12.31 on February 29, 1996, to $12.21 on February 28, 1997.


At the end of this reporting period, the fund's distribution rate was 4.95%, based on an annualization of the current monthly dividend of 5.08 cents ($0.0508) per share, plus an annual dividend adjustment of .01 cent, and the offering price of $12.33 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal income tax bracket of 39.6% would need to earn 8.20% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Insured Tax-Free Income Fund
  Class II
  Dividend Distributions 3/1/96 - 2/28/97+

                               Dividend
  Month                        per Share
--------------------------------------------------------------------------------
  March                        5.40 cents

  April                        5.30 cents

  May                          5.30 cents

  June                         5.30 cents

  July                         5.36 cents

  August                       5.36 cents

  September                    5.16 cents

  October                      5.10 cents

  November                     5.10 cents

  December                     5.10 cents

  January                      5.08 cents

  February                     5.08 cents

  Total                       62.64 cents




GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


The chart to the right compares your fund's performance with the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Additionally, the index consists of uninsured municipal bonds, which generally offer higher yields than the insured bonds in which the fund concentrates its assets. Please remember that an index is simply a measure of performance and cannot be invested in directly.




GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Insured Tax-Free Income Fund - Class II
Periods ended February 28, 1997

                                                                        Since
                                                                      Inception
                                                             1-Year   (5/1/95)
--------------------------------------------------------------------------------
          Cumulative Total Return1                            4.42%    11.92%

          Average Annual Total Return2                        2.43%     5.76%

          Distribution Rate3                           4.95%

          Taxable Equivalent Distribution Rate4        8.20%

          30-Day Standardized Yield5                   4.00%

          Taxable Equivalent Yield4                    6.62%
--------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 5.08 cent per share monthly dividend, plus the annual dividend adjustment of .01 cent, and the offering price of $12.33 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
================================================================================

Your Fund's Objective:

Seeks  to  provide  high  current   income  exempt  from  regular   federal  and
Massachusetts state personal income taxes through a portfolio consisting primarily of insured Massachusetts municipal bonds.*

Commonwealth Update

Massachusetts has experienced three consecutive years of balanced financial operations, reductions in short-term borrowing, conservative revenue estimation and a demonstrated commitment to restricting expenditures from 1994 through 1996. Following weak financial performance that resulted in a 1990 fiscal deficit of roughly $1.1 billion, significant changes in the budget, including the issuance of fiscal recovery bonds to finance the debt, restored balances. Revenue projections were on target for fiscal years 1992 through 1996, and remain on track for 1997.

The 1997 budget shows increased expenditures, including $254 million in education reform aid to cities and towns. These spending pressures are expected persist over the next several years as local communities' limited revenue-raising ability could hamper the common-wealth's attempts to reduce local aid.**


  Franklin Massachusetts Insured
  Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments


                                % of Total
                                 Long-Term
  Sector                        Investments
--------------------------------------------------------------------------------

  Hospitals                         33.0%

  Education                         19.7%

  Pre-Refunded                      13.5%

  General Obligations               13.1%

  Housing                            6.9%

  Utilities                          6.6%

  Transportation                     4.6%

  Health Care                        1.6%

  Certificates of Participation      1.0%


For a complete list of portfolio holdings, please see page 76 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Standard & Poor's Creditweek Municipal, October 28, 1996.


Performance Summary

Class I

The Franklin Massachusetts Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 11 cents, from $11.65 on February 29, 1996, to $11.54 on February 28, 1997.

At the end of this reporting period, the fund's distribution rate was 5.18%, based on an annualization of the February dividend of 5.2 cents ($0.052) per share and the maximum offering price of $12.05 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Massachusetts state personal income tax bracket of 46.8% would need to earn 9.74% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Massachusetts Insured
  Tax-Free Income Fund
  Class I
  Dividend Distributions 3/1/96 - 2/28/97+

                                Dividend
  Month                         per Share
--------------------------------------------------------------------------------
  March                         5.5 cents

  April                         5.5 cents

  May                           5.5 cents

  June                          5.5 cents

  July                          5.5 cents

  August                        5.5 cents

  September                     5.2 cents

  October                       5.2 cents

  November                      5.2 cents

  December                      5.2 cents

  January                       5.2 cents

  February                      5.2 cents

  Total                        64.2 cents




GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The chart to the right compares your fund's performance with the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Additionally, the index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Massachusetts municipal bonds. Please remember that an index is simply a measure of performance and cannot be invested in directly.




GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Massachusetts Insured Tax-Free Income Fund - Class I
Periods ended February 28, 1997

                                                                             Since
                                                                            Inception
                                             1-Year    5-Year    10-Year    (4/3/85)
-------------------------------------------------------------------------------------
     Cumulative Total Return1                 4.75%    39.74%     90.44%     142.79%

     Average Annual Total Return2             0.27%     6.00%      6.19%       7.35%

     Distribution Rate3                     5.18%

     Taxable Equivalent Distribution Rate4  9.74%

     30-Day Standardized Yield5             4.43%

     Taxable Equivalent Yield4              8.33%
-------------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $12.05 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Massachusetts personal income tax rate of 46.8%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin Massachusetts Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 10 cents, from $11.69 on February 29, 1996, to $11.59 on February 28, 1997.

At the end of this reporting period, the fund's distribution rate was 4.77%, based on an annualization of the current monthly dividend of 4.64 cents ($0.0464) per share, plus an annual dividend adjustment of .01 cent, and the offering price of $11.71 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal and Massachusetts state personal income tax bracket of 46.8% would need to earn 8.97% from a taxable investment to match the fund's tax-free distribution rate.

  Franklin Massachusetts Insured
  Tax-Free Income Fund
  Class II
  Dividend Distributions 3/1/96 - 2/28/97+

                               Dividend
  Month                        per Share
--------------------------------------------------------------------------------
  March                        5.07 cents

  April                        4.94 cents

  May                          4.94 cents

  June                         4.94 cents

  July                         4.98 cents

  August                       4.98 cents

  September                    4.68 cents

  October                      4.65 cents

  November                     4.65 cents

  December                     4.65 cents

  January                      4.64 cents

  February                     4.64 cents

  Total                       57.76 cents

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The chart to the right compares your fund's performance with the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Additionally, the index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Massachusetts municipal bonds. Please remember that an index is simply a measure of performance and cannot be invested in directly.




GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Massachusetts Insured Tax-Free Income Fund - Class II
Periods ended February 28, 1997

                                                                         Since
                                                                       Inception
                                                            1-Year     (5/1/95)
--------------------------------------------------------------------------------

          Cumulative Total Return1                            4.22%     11.75%

          Average Annual Total Return2                        2.18%      5.70%

          Distribution Rate3                          4.77%

          Taxable Equivalent Distribution Rate4       8.97%

          30-Day Standardized Yield5                  4.01%

          Taxable Equivalent Yield4                   7.54%
--------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.64 cent per share monthly dividend, plus the annual dividend adjustment of .01 cent, and the offering price of $11.71 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Massachusetts personal income tax rate of 46.8%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
================================================================================

Your Fund's Objective:

Seeks to provide high current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of insured Michigan municipal bonds.*

State Update

Michigan's  economy  performed  well  during  the  12  month  reporting  period.
Realistic revenue assumptions, moderate economic growth, and effective expenditure controls have had a positive impact on the state's operations, enhancing Michigan's fiscal position. Reserve funds -- particularly the budget stabilization fund -- have been replenished well beyond their recessionary levels in the early 1990s. Although these reserve funds can be used to offset the increased cost of school finance reform, Michigan also has large, unfunded pension liabilities that represent an area of possible fiscal stress. **

Given our opinion that the state will continue its efforts to replenish reserve funds and correct budget imbalances, our outlook for Michigan -- and for the fund -- is positive.


  Franklin Michigan Insured Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments

                              % of Total
                               Long-Term
  Sector                      Investments
--------------------------------------------------------------------------------
  Education                     28.3%

  Pre-Refunded                  19.2%

  Hospitals                     15.5%

  Utilities                     13.6%

  General Obligations           12.2%

  Transportation                 4.7%

  Other Revenue                  3.6%

  Housing                        1.5%

  Industria                     l0.8%

  Health Care                    0.5%

  Sales Tax Revenue Bonds        0.1%


For a complete list of portfolio holdings, please see page 81 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Standard & Poor's Creditweek Municipal, April 1, 1996.


Performance Summary

Class I

The Franklin Michigan Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 9 cents, from $12.09 on February 29, 1996, to $12.00 on February 28, 1997.

At the end of this reporting period, the fund's distribution rate was 5.27%, based on an annualization of the February dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.53 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Michigan personal income tax bracket of 42.3% would need to earn 9.13% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Michigan Insured Tax-Free Income Fund
  Class I
  Dividend Distributions 3/1/96 - 2/28/97+

                                 Dividend
  Month                          per Share
--------------------------------------------------------------------------------
  March                          5.5 cents

  April                          5.5 cents

  May                            5.5 cents

  June                           5.5 cents

  July                           5.5 cents

  August                         5.5 cents

  September                      5.5 cents

  October                        5.5 cents

  November                       5.5 cents

  December                       5.5 cents

  January                        5.5 cents

  February                       5.5 cents

  Total                         66.0 cents




GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The chart to the right compares your fund's performance with the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Additionally, the index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Michigan municipal bonds. Please remember that an index is simply a measure of performance and cannot be invested in directly.




GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Michigan Insured Tax-Free Income Fund - Class I
Periods ended February 28, 1997

                                                                         Since
                                                                       Inception
                                            1-Year   5-Year   10-Year  (4/3/85)
--------------------------------------------------------------------------------

     Cumulative Total Return1                4.90%    40.42%   94.12%   153.51%

     Average Annual Total Return2            0.42%     6.09%    6.39%     7.74%

     Distribution Rate3                     5.27%

     Taxable Equivalent Distribution Rate4  9.13%

     30-Day Standardized Yield5             4.51%

     Taxable Equivalent Yield4              7.81%
--------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.5 cent per share monthly dividend and the maximum offering price of $12.53 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Michigan personal income tax rate of 42.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin Michigan Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 7 cents, from $12.14 on February 29, 1996, to $12.07 on February 28, 1997.

At the end of this reporting period, the fund's distribution rate was 4.73%, based on an annualization of the current monthly dividend of 4.87 cents ($0.0487) per share, plus an annual dividend adjustment of -.07 cent, and the offering price of $12.19 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Michigan state personal income tax bracket of 42.3% would need to earn 8.20% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Michigan Insured Tax-Free Income Fund
  Class II
  Dividend Distributions 3/1/96 - 2/28/97+

                               Dividend
  Month                        per Share
--------------------------------------------------------------------------------
  March                        4.67 cents

  April                        4.91 cents

  May                          4.91 cents

  June                         4.91 cents

  July                         5.00 cents

  August                       5.00 cents

  September                    5.00 cents

  October                      4.91 cents

  November                     4.91 cents

  December                     4.91 cents

  January                      4.87 cents

  February                     4.87 cents

  Total                       58.87 cents




GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The chart to the right compares your fund's performance with the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Additionally, the index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Michigan municipal bonds. Please remember that an index is simply a measure of performance and cannot be invested in directly.




GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Michigan Insured Tax-Free Income Fund - Class II
Periods ended February 28, 1997

                                                                        Since
                                                                      Inception
                                                             1-Year   (5/1/95)
--------------------------------------------------------------------------------

          Cumulative Total Return1                            4.44%    12.23%

          Average Annual Total Return2                        2.43%     5.91%

          Distribution Rate3                           4.73%

          Taxable Equivalent Distribution Rate4        8.20%

          30-Day Standardized Yield5                   4.09%

          Taxable Equivalent Yield4                    7.08%
--------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.87 cent per share monthly dividend, plus the annual dividend adjustment of -.07 cent, and the offering price of $12.19 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Michigan personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
================================================================================

Your Fund's Objective:

Seeks to provide high current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting primarily of insured Minnesota municipal bonds.*

State Update

Minnesota enjoyed gratifying fiscal success during the year under review, with its 1996-1997 biennium projected to end with substantial surpluses. The ongoing strength in the state's economy translates into an improved revenue forecast for the current fiscal and upcoming biennium. Governor Carlson's proposed fiscal 1998-1999 biennium includes the use of proceeds from $500 million in bond sales, combined with the projected 1996-1997 surplus, to cut taxes. Other projected expenditures include education incentives and possible financial assistance for a new Minnesota Twins baseball stadium.

Continued financial discipline and past successes rank Minnesota among the nation's prime state borrowers. Although a proposed property tax freeze could put funding pressure on schools and suburban communities, the state's continued ability to balance its spending with reserves will be a key factor in Minnesota's financial outlook.**


  Franklin Minnesota Insured Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments

                              % of Total
                                Long-Term
  Sector                       Investments
--------------------------------------------------------------------------------
  Pre-Refunded                   23.9%

  Utilities                      20.5%

  Housing                        14.4%

  Hospitals                      13.5%

  Education                      12.6%

  Health Care                     4.8%

  General Obligations             4.2%

  Certificates of Participation   2.3%

  Other Revenue                   1.8%

  Tax Allocation                  1.5%

  Transportation                  0.5%


For a complete list of portfolio holdings, please see page 89 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Standard & Poor's Creditweek Municipal, January 20, 1997.


Performance Summary

Class I

The Franklin Minnesota Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 13 cents, from $12.14 on February 29, 1996, to $12.01 on February 28, 1997.

At the end of this reporting period, the fund's distribution rate was 5.17%, based on an annualization of the February dividend of 5.4 cents ($0.054) per share and the maximum offering price of $12.54 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Minnesota state personal income tax bracket of 44.7% would need to earn 9.35% from a taxable investment to match your fund's tax-free distribution rate.


  Franklin Minnesota Insured Tax-Free Income Fund
  Class I
  Dividend Distributions 3/1/96 - 2/28/97+

                                Dividend
  Month                         per Share
--------------------------------------------------------------------------------
  March                         5.6 cents

  April                         5.6 cents

  May                           5.6 cents

  June                          5.6 cents

  July                          5.6 cents

  August                        5.6 cents

  September                     5.4 cents

  October                       5.4 cents

  November                      5.4 cents

  December                      5.4 cents

  January                       5.4 cents

  February                      5.4 cents

  Total                        66.0 cents




GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The chart to the right compares your fund's performance with the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Additionally, the index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Minnesota municipal bonds. Please remember that an index is simply a measure of performance and cannot be invested in directly.




GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Minnesota Insured Tax-Free Income Fund - Class I
Periods ended February 28, 1997

                                                                        Since
                                                                      Inception
                                             1-Year  5-Year  10-Year   (4/3/85)
--------------------------------------------------------------------------------
    Cumulative Total Return1                  4.54%   37.02%   88.77%   153.76%

    Average Annual Total Return2              0.09%    5.58%    6.10%     7.74%

    Distribution Rate3                     5.17%

    Taxable Equivalent Distribution Rate4  9.35%

    30-Day Standardized Yield5             4.49%

    Taxable Equivalent Yield4              8.12%
--------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.4 cent per share monthly dividend and the maximum offering price of $12.54 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Minnesota personal income tax rate of 44.7%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin Minnesota Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 12 cents, from $12.17 on February 29, 1996, to $12.05 on February 28, 1997.

At the end of this reporting period the fund's distribution rate was 4.37%, based on an annualization of the current monthly dividend of 4.65 cents ($0.0465) per share, plus an annual dividend adjustment of -.22 cent, and the offering price of $12.17 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Minnesota state personal income tax bracket of 44.7% would need to earn 7.90% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Minnesota Insured Tax-Free Income Fund
  Class II
  Dividend Distributions 3/1/96 - 2/28/97+

                               Dividend
  Month                        per Share
--------------------------------------------------------------------------------
  March                        4.95 cents

  April                        5.01 cents

  May                          5.01 cents

  June                         5.01 cents

  July                         5.07 cents

  August                       5.07 cents

  September                    4.87 cents

  October                      4.88 cents

  November                     4.88 cents

  December                     4.88 cents

  January                      4.65 cents

  February                     4.65 cents

  Total                       58.93 cents




GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT





+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The chart to the right compares your fund's performance with the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Additionally, the index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Minnesota municipal bonds. Please remember that an index is simply a measure of performance and cannot be invested in directly.


GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Minnesota Insured Tax-Free Income Fund - Class II
Periods ended February 28, 1997

                                                                       Since
                                                                     Inception
                                                           1-Year    (5/1/95)
--------------------------------------------------------------------------------
          Cumulative Total Return1                          3.98%     10.80%

          Average Annual Total Return2                      1.98%      5.18%

          Distribution Rate3                           4.37%

          Taxable Equivalent Distribution Rate4        7.90%

          30-Day Standardized Yield5                   4.07%

          Taxable Equivalent Yield4                    7.36%
--------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.65 cent per share monthly dividend, plus the annual dividend adjustment of -.22 cent, and the offering price of $12.17 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Minnesota personal income tax rate of 44.7%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND
================================================================================

Your Fund's Objective:

Seeks to provide high current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting primarily of insured Ohio municipal securities.*

State Update

Prudent fiscal management and quick response to a changing economy have enabled the state of Ohio to replenish fund balances eroded by the last recession and to establish a sound financial base for the future. Conservative revenue projections and control of spending, aided by steady economic growth, produced large operating surpluses during the 1995 and 1996 fiscal years.**

If revenues again exceed forecasts, the 1997 fiscal year tax surplus will be directed toward an income tax relief fund established for years 1996 and 1997. Although Ohio projects a surplus for its 1998-1999 biennium, how to use it is less clear. If these projections are accurate, this could provide additional funding for education and -- possibly -- some tax relief.


  Franklin Ohio Insured Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments

                              % of Total
                               Long-Term
  Sector                      Investments
--------------------------------------------------------------------------------
  Utilities                     27.7%

  Education                     20.7%

  Hospitals                     14.9%

  General Obligations           11.6%

  Pre-Refunded                  10.9%

  Housing                        5.6%

  Transportation                 3.6%

  Industrial                     2.5%

  Certificates of Participation  2.4%

  Other Revenue Bonds            0.1%


For a complete list of portfolio holdings, please see page 94 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Moody's Municipal Credit Report, January 2, 1997.


Performance Summary

Class I

The Franklin Ohio Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 3 cents, from $12.22 on February 29, 1996, to $12.19 on February 28, 1997.

At the end of this reporting period, the fund's distribution rate was 5.18%, based on an annualization of the February dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.73 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Ohio state personal income tax bracket of 44.1% would need to earn 9.27% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Ohio Insured Tax-Free Income Fund
  Class I
  Dividend Distributions 3/1/96 - 2/28/97+

                                 Dividend
  Month                          per Share
--------------------------------------------------------------------------------
  March                          5.5 cents

  April                          5.5 cents

  May                            5.5 cents

  June                           5.5 cents

  July                           5.5 cents

  August                         5.5 cents

  September                      5.5 cents

  October                        5.5 cents

  November                       5.5 cents

  December                       5.5 cents

  January                        5.5 cents

  February                       5.5 cents

  Total                         66.0 cents




GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The chart to the right compares your fund's performance with the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Additionally, the index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Ohio municipal bonds. Please remember that an index is simply a measure of performance and cannot be invested in directly.




GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Ohio Insured Tax-Free Income Fund - Class I
Periods ended February 28, 1997

                                                                         Since
                                                                       Inception
                                            1-Year   5-Year   10-Year   (4/3/85)
--------------------------------------------------------------------------------

    Cumulative Total Return1                 5.35%   40.48%   94.66%    154.95%

    Average Annual Total Return2             0.89%    6.11%    6.42%      7.79%

    Distribution Rate3                     5.18%

    Taxable Equivalent Distribution Rate4  9.27%

    30-Day Standardized Yield5             4.53%

    Taxable Equivalent Yield4              8.11%
--------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.5 cent per share monthly dividend and the maximum offering price of $12.73 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Ohio personal income tax rate of 44.1%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin Ohio Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 2 cents, from $12.26 on February 29, 1996, to $12.24 on February 28, 1997.

At the end of this reporting period, the fund's distribution rate was 4.80%, based on an annualization of the current monthly dividend of 4.90 cents ($0.0490) per share, plus an annual dividend adjustment of .04 cent, and the offering price of $12.36 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal and Ohio state personal income tax bracket of 44.1% would need to earn 8.59% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Ohio Insured Tax-Free Income Fund
  Class II
  Dividend Distributions 3/1/96 - 2/28/97+

                               Dividend
  Month                        per Share
--------------------------------------------------------------------------------
  March                        4.87 cents

  April                        4.91 cents

  May                          4.91 cents

  June                         4.91 cents

  July                         4.93 cents

  August                       4.93 cents

  September                    4.93 cents

  October                      4.84 cents

  November                     4.84 cents

  December                     4.84 cents

  January                      4.90 cents

  February                     4.90 cents

  Total                       58.71 cents




GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The chart to the right compares your fund's performance with the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Additionally, the index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Ohio municipal bonds. Please remember that an index is simply a measure of performance and cannot be invested in directly.




GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Ohio Insured Tax-Free Income Fund - Class II
Periods ended February 28, 1997

                                                                        Since
                                                                      Inception
                                                             1-Year    (5/1/95)
--------------------------------------------------------------------------------

          Cumulative Total Return1                            4.79%     12.44%

          Average Annual Total Return2                        2.79%      6.03%

          Distribution Rate3                           4.80%

          Taxable Equivalent Distribution Rate4        8.59%

          30-Day Standardized Yield5                   4.10%

          Taxable Equivalent Yield4                    7.34%
--------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.90 cent per share monthly dividend, plus the annual dividend adjustment of .04 cent, and the offering price of $12.36 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Ohio personal income tax rate of 44.1%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


GLOSSARY OF INVESTMENT TERMS
================================================================================

Call Protection: the length of time during which a bond cannot be redeemed by its issuer.

Coupon: the interest rate on a bond that the issuer promises to pay to the holder until the bond matures.

Full-Coupon Bond: a bond with a coupon rate that is at, or near, current market interest rates.

High-Grade  Bond/High-Quality  Bond:  a  bond  rated  AAA  or AA by  Standard  &
Poor's(R)  or  Aaa  or  Aa  by  Moody's   Investors   Service  --  two  national
credit-rating agencies.

Investment-Grade Bond: a bond with a rating of AAA to BBB-, usually within the top-four rating categories assigned to bonds.

Non-Rated Bonds: a bond that has not been rated by one or more of the major rating agencies. Issues are usually non-rated because they are too small to justify the expense of getting a rating. In many instances, just because a bond is non-rated by an agency, it does not mean it has a lower credit rating.

Pre-Refunded Bond: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate.

Primary Market: the market for new issues of securities; a market is "primary" if the issuer of the securities receives the proceeds of the sale.

Secondary Market: a market where previously issued securities are bought and sold; the selling dealers and investors receive the proceeds, not the issuer.

Underwriter: an investment banker who agrees to purchase a new issue of securities from an issuer and distribute it to investors, making a profit on the underwriting spread.

Weighted Average Maturity: the weighted average of all individual maturities in the portfolio based on their par values.


FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997



    Face                                                                                                                Value
   Amount      Franklin Arizona Insured Tax-Free Income Fund                                                          (Note 1)
               Long Term Investments 97.4%
 $  750,000    Arizona State Management Authority, Financial Assistance Revenue, AMBAC Insured, 5.75%, 07/01/15      $  761,595
    900,000    Arizona State Power Authority, Power Resources Revenue, Refunding, Hoover Uprating Project,
               MBIA Insured, 5.375%, 10/01/13 ..................................................................        888,786
  1,000,000    Arizona State University Revenues, Refunding, Series A, MBIA Insured, 5.50%, 07/01/19 ...........        993,550
    400,000    Casa Grande Excise Tax Revenue, FGIC Insured, 6.00%, 04/01/10 ...................................        419,436
    525,000    Douglas Municipal Property Corp., Municipal Facilities Excise Tax Revenue, MBIA Insured,
                5.75%, 07/01/15 ................................................................................        534,807
  1,000,000    Gilbert GO, Projects of 1988, Series C, MBIA Insured, 5.50%, 07/01/23 ...........................      1,002,080
    480,000    La Paz County School District No. 4, Quartzsite Elementary School Improvement, MBIA Insured,
                5.70%, 07/01/16 ................................................................................        483,950
    700,000    Maricopa County School District No. 3, Tempe Elementary, Refunding, AMBAC Insured,
                6.00%, 07/01/13 ................................................................................        735,091
    500,000    Maricopa County School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 07/01/14       519,125
    570,000    Maricopa County School District No. 31, Series A, AMBAC Insured, 6.20%, 07/01/13 ................        604,274
    100,000    Maricopa County School District No. 41, Series A, FGIC Insured, Pre-Refunded, 5.40%, 07/01/13 ...        106,407
               Maricopa County School District No. 98, Fountain Hills,
    500,000       AMBAC Insured, 5.75%, 07/01/12 ...............................................................        517,265
    235,000       MBIA Insured, Pre-Refunded, 6.20%, 07/01/10 ..................................................        260,589
    500,000    Maricopa County UHSD No. 216, 1988 Project, FGIC Insured, 5.30%, 07/01/11 .......................        500,685
    500,000    Maricopa County USD No. 8, Osborn School Improvement Project, Series A, FGIC Insured,
                5.875%, 07/01/14 ...............................................................................        519,445
    700,000    Maricopa County USD No. 11, Peoria, Refunding, AMBAC Insured, 6.10%, 07/01/10 ...................        750,211
               Maricopa County USD No. 68, Alhambra, Refunding and Improvement,
                AMBAC Insured,
    500,000       5.125%, 07/01/13 .............................................................................        487,280
    100,000       5.625%, 07/01/13 .............................................................................        101,326
    700,000    Maricopa County USD No. 80, Chandler, Refunding, FGIC Insured, 5.85%, 07/01/13 ..................        724,843
    400,000    Maricopa County USD No. 95, Queens Creek, Series A, AMBAC Insured, 5.70%, 07/01/14 ..............        409,048
    610,000    Mohave County, Hospital District No. 1, Kingman Regional Medical Center Project, FGIC Insured,
                6.50%, 06/01/15 ................................................................................        651,132
               Navajo County PCR, Arizona Public Service Co., Series A,
  2,400,000        AMBAC Insured, 5.50%, 08/15/28 ..............................................................      2,340,336
  1,500,000        MBIA Insured, 5.875%, 08/15/28 ..............................................................      1,520,340
    100,000    Northern Arizona University Revenues, Refunding, Series A, AMBAC Insured, 5.75%, 06/01/07 .......        104,438
    700,000    Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured, 5.55%, 07/01/17       701,897
    100,000    Peoria GO, Projects of 1990, AMBAC Insured, 6.25%, 07/01/12 .....................................        105,150
  1,000,000    Phoenix Civic Improvement Corp., Municipal Facilities Excise Tax Revenue, MBIA Insured,
                Pre-Refunded, 6.90%, 07/01/21 ..................................................................      1,102,520
    800,000    Phoenix Civic Improvement Corp., Wastewater Systems Lease Revenue, Refunding, MBIA Insured,
                5.00%, 07/01/18 ................................................................................        742,496
               Phoenix Civic Improvement Corp., Water Systems Revenue, Junior Lien,
    500,000        AMBAC Insured, 5.50%, 07/01/21 ..............................................................        492,705
  1,000,000        FGIC Insured, 5.50%, 07/01/24 ...............................................................        980,520
    925,000    Pima County IDA, SFMR, GNMA Secured, 6.625%, 11/01/14 ...........................................        966,496
               Puerto Rico Commonwealth GO,
    500,000       FSA Insured, 5.40%, 07/01/25 .................................................................        489,310
    845,000       MBIA Insured, 6.45%, 07/01/17 ................................................................        906,575
    800,000    Puerto Rico Electric Power Authority Revenue, Series R, FSA Insured, 6.25%, 07/01/17 ............        839,672
    840,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities, Financing
                Authority, Hospital Revenue, Hospital Auxilio Mutuo Obligation Group, Series A, MBIA Insured,
                6.25%, 07/01/24 ................................................................................        883,327
  1,500,000    Puerto Rico Public Buildings Authority Revenue, Government Facilities, Series A, AMBAC Insured,
                5.50%, 07/01/25 ................................................................................      1,476,585
               Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
 $1,500,000       Refunding, Series D, 5.50%, 01/01/25 .........................................................    $ 1,462,335
  1,500,000       Refunding, Series D, 6.25%, 01/01/27 .........................................................      1,558,815
    120,000       Series C, MBIA Insured, 5.75%, 01/01/20 ......................................................        120,031
    250,000    Santa Cruz County USD, No. 1, Nogales, Series B, AMBAC Insured, Pre-Refunded, 6.10%, 07/01/14 ...        273,883
    360,000    Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured, 6.15%, 01/01/15 ........        378,439
    375,000    Tucson Airport Authority Revenue, Refunding, MBIA Insured, 5.70%, 06/01/13 ......................        380,126
               Tucson GO,
    500,000       Series A, MBIA Insured, 5.375%, 07/01/19 .....................................................        491,975
    650,000       Series G, 1984, FGIC Insured, 6.25%, 07/01/18 ................................................        689,410
               University of Arizona COP, Administrative & Packaging Facility, MBIA Insured, 6.00%,
    500,000       07/15/16 .....................................................................................        521,405
  1,625,000       07/15/23 .....................................................................................      1,688,505
  1,000,000    University of Arizona COP, Residence Life Project, Series A, FSA Insured, 5.80%, 09/01/13 .......      1,023,420
  1,050,000    University of Arizona Medical Center Corp., Hospital Revenue, Refunding, MBIA Insured,
                5.00%, 07/01/21 ................................................................................        965,465
    250,000    Yavapai County, Elementary School District No. 6, Cottonwood-Oak Creek, 1993 Project,
                AMBAC Insured, Series B, 6.70%, 07/01/09 .......................................................        277,510
    775,000    Yavapai County, Elementary School District No. 028, Refunding, Camp Verde, FGIC Insured,
                6.00%, 07/01/09 ................................................................................        832,118
               Yavapai County, USD No. 22, Humboldt,
    300,000       Series A, FGIC Insured, 5.95%, 07/01/14 ......................................................        311,694
    575,000       Series C, FGIC Insured, 5.40%, 07/01/14 ......................................................        571,751
    500,000    Yuma County Elementary School District No. 1, Series A, MBIA Insured, 5.75%, 07/01/14 ...........        518,930
  1,000,000    Yuma County Jail District Revenue, AMBAC Insured, 5.25%, 07/01/12 ...............................        989,550
                                                                                                                     ----------
                     Total Long Term Investments (Cost $37,268,563)  ...........................................     38,678,654
                                                                                                                     ----------
               aShort Term Investments0.8%
    300,000    Maricopa County IDA, Hospital Facilities Revenue, Samaritan Health Service Hospital, Series B-2,
                MBIA Insured, Daily VDRN and Put, 3.50%, 12/01/08 (Cost $300,000) ..............................        300,000
                                                                                                                     ----------
                         Total Investments (Cost $37,568,563)98.2% .............................................     38,978,654
                         Other Assets and Liabilities, Net1.8% .................................................        714,474
                                                                                                                     ----------
                         Net Assets100.0%  .....................................................................    $39,693,128
                                                                                                                     ==========


               At February 28,1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $37,568,563 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost ..................................................................   $  1,436,582
                 Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value ..................................................................        (26,491)
                                                                                                                     ----------
                 Net unrealized appreciation ...................................................................   $  1,410,091
                                                                                                                     ==========



PORTFOLIO ABBREVIATIONS:
AMBAC     - American Municipal Bond Assurance Corp.
COP       - Certificate of Participation
FGIC      - Financial Guaranty Insurance Co.
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
IDA       - Industrial Development Authority
MBIA      - Municipal Bond Investors Assurance Corp.
PCR       - Pollution Control Revenue
SFMR      - Single Family Mortgage Revenue
UHSD      - Unified High School District
USD       - Unified School District

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997


    Face                                                                                                                Value
   Amount      Franklin Florida Insured Tax-Free Income Fund                                                          (Note 1)
               Long Term Investments 98.0%
 $1,000,000    Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 06/01/21 ...........    $ 1,003,620
  2,435,000    Citrus County PCR, Refunding, Florida Power Co., MBIA Insured, 6.625%, 01/01/27 .................      2,643,022
  1,000,000    Clay County Utilities System Revenue, Series B, FGIC Insured, 5.25%, 11/01/13 ...................        987,900
  1,000,000    Cocoa Beach Improvement Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/20 ......................        975,210
  1,600,000    Florida State HFA, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 07/01/36 ..........      1,654,240
  1,000,000    Gainesville Public Improvements, Guaranteed, Refunding, AMBAC Insured, 5.50%, 08/01/17 ..........        998,720
  1,915,000    Gulf Breeze Revenue, Local Government Loan Program, FGIC Insured, 6.05%, 12/01/15................      2,009,122
  2,000,000    Hernando County Water and Sewer Revenue, Refunding and Improvement, FGIC Insured, 6.00%,
                06/01/19 .......................................................................................      2,057,640
  2,000,000    Hillsborough County IDA, IDR, University Community Hospital, MBIA Insured, 5.80%, 08/15/24 ......      2,024,560
  1,500,000    Hillsborough County IDA, PCR, Refunding, Tampa Electric Co. Project, MBIA Insured, 6.25%, 12/01/34     1,583,790
  1,250,000    Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 09/01/26 ......................      1,232,038
  1,090,000    Indian Trail Water Control District Improvement Bonds, MBIA Insured, 5.75% 08/01/16 .............      1,118,373
  1,000,000    Jacksonville Sales Tax Revenue, River City Renaissance Project, FGIC Insured, 5.375%, 10/01/18 ..        974,420
  1,000,000    Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 08/01/25 ......      1,051,220
  1,415,000    Lake Clarke Shores, Utility Systems Revenue, Refunding and Improvement, FGIC Insured, 5.80%, 10/01/18  1,443,031
  1,000,000    Lake Mary Public Improvement Revenue, FGIC Insured, 5.25%, 09/01/15 .............................        975,730
  2,000,000    Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding,
                MBIA Insured, 5.25%, 11/15/16 ..................................................................      1,919,240
    500,000    Lakeland Utility Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%, 10/01/17         518,385
  3,000,000    Lee County Capital and Transportation Facilities Revenue, Refunding, Series A, MBIA Insured,
                5.55%, 10/01/18 ................................................................................      3,001,860
               Lee County IDA, Utilities Revenue, Refunding, Bonita Springs Utilities Project, MBIA Insured, 6.05%,
  2,000,000       11/01/15 .....................................................................................      2,076,180
  1,500,000       11/01/20 .....................................................................................      1,543,770
  2,000,000    Lee County Solid Waste Systems Revenue, MBIA Insured, 5.375%, 10/01/15 ..........................      1,946,100
  1,000,000    Lynn Haven Capital Improvement Revenue, Series A, MBIA Insured, 5.75% 12/01/16 ..................      1,016,720
  1,000,000    Martin County Consolidated Utilities Systems Revenue, Refunding and Improvement, FGIC Insured,
                6.00%, 10/01/24 ................................................................................      1,034,520
  1,000,000    Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 ....................      1,046,620
  2,000,000    Miramar Waste Water Improvement Assessment Revenue, FGIC Insured, 6.75%, 10/01/25 ...............      2,209,420
  5,220,000    Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ...........................      5,215,981
  1,500,000    Okeechobee Utility Systems Authority Revenue, Acquisition and Improvement, Refunding, MBIA
                Insured, 5.60%, 10/01/25 .......................................................................      1,489,350
  1,300,000    Orange County Capital Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/22 ............      1,337,310
               Orange County Health Facilities Authority Revenue,
  2,400,000       Crossover Refunding, Orlando Regional Healthcare, Series A, MBIA Insured, 6.00%, 11/01/24 ....      2,432,064
  1,000,000       Sunbelt Adventist Health, Series B, FSA Insured, 6.75%, 11/15/21 .............................      1,086,860
  1,000,000    Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ........................      1,037,190
               Orange County Sales Tax Revenue, FGIC Insured,
    500,000       6.125%, 01/01/19 .............................................................................        513,455
  1,000,000       5.375%, 01/01/24 .............................................................................        956,840
  1,900,000    Osceola County School Board COP, Series A, AMBAC Insured, 6.00%, 06/01/19 .......................      1,963,726
  1,225,000    Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 04/01/17 ...      1,272,604
  1,000,000    Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 06/01/15 ............      1,041,620
  1,250,000    Pinellas County Sewer Revenue, FGIC Insured, 6.00%, 10/01/24 ....................................      1,280,450
  4,000,000    Port Orange Water and Sewer Revenue, Refunding, Junior Lien, AMBAC Insured, 5.25%, 10/01/21 .....      3,803,920
  1,000,000    Puerto Rico Commonwealth GO, FSA Insured, 6.00%, 07/01/22 .......................................      1,029,710
  1,000,000    Puerto Rico Electric Power Authority Revenue, Series P, Pre-Refunded, FSA Insured, 7.00%, 07/01/21     1,126,250
  1,000,000    Puerto Rico Public Buildings Authority Revenue, Government Facilities, Series A, AMBAC Insured,
                5.50%, 07/01/25 ................................................................................        984,390
  1,400,000    bRiviera Beach Water and Sewer Revenue, MBIA Insured, 5.25%, 10/01/16 ...........................      1,359,932
               Seminole County School Board COP, Series A, MBIA Insured, 6.125%,
  1,000,000       07/01/14 .....................................................................................      1,044,270
  1,000,000       07/01/19 .....................................................................................      1,036,160
 $  500,000    St. Lucie County Water and Sewer Revenue, Refunding, AMBAC Insured, 5.50%, 10/01/17 .............     $  495,115
               Stuart Utilities Revenue, FGIC Insured,
    500,000       6.70%, 10/01/14 ..............................................................................        549,145
    500,000       6.80%, 10/01/24 ..............................................................................        550,155
  1,000,000    Sunrise Utility System Revenue, Series A, AMBAC Insured, 5.75%, 10/01/26 ........................      1,005,450
    490,000    Titusville Water and Sewer Revenue, Refunding, MBIA Insured, 6.20%, 10/01/14 ....................        521,992
  1,500,000    Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 ................      1,460,835
    500,000    West Melbourne Water and Sewer Revenue, Refunding and Improvement, FGIC Insured, 6.75%, 10/01/14.        558,343
  1,500,000    West Palm Beach Utility Systems Revenue, Series B, FGIC Insured, 5.40%, 10/01/23 ................      1,446,660
                                                                                                                     ----------
                     Total Long Term Investments (Cost $73,617,016).............................................     75,645,228
                                                                                                                     ----------
               aShort Term Investments0.3%
    200,000    Manatee County Pollution Control Revenue, Refunding, Weekly VRDN and Put, 3.40%, 09/01/24
                (Cost $200,000) ................................................................................        200,000
                                                                                                                     ----------
                         Total Investments (Cost $73,817,016)98.3% .............................................     75,845,228
                         Other Assets and Liabilities, Net  1.7% ...............................................      1,331,671
                                                                                                                     ----------
                         Net Assets100.0% ......................................................................    $77,176,899
                                                                                                                     ==========


               At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $73,817,016 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an excess
                of value over tax cost .........................................................................   $  2,381,378
                 Aggregate gross unrealized depreciation for all investments in which there was an excess
                of tax cost over value .........................................................................       (353,166)
                                                                                                                     ----------
                 Net unrealized appreciation ...................................................................    $ 2,028,212
                                                                                                                     ==========


PORTFOLIO ABBREVIATIONS:
AMBAC    -        American Municipal Bond Assurance Corp.
COP      -        Certificate of Participation
FGIC     -        Financial Guaranty Insurance Corp.
FSA      -        Financial Security Assistance
GO       -        General Obligation
HFA      -        Housing Finance Authority/Agency
IDA      -        Industrial Development Authority
IDR      -        Industrial Development Revenue
MBIA     -        Municipal Bond Investors Assurance Corp.
PCR      -        Pollution Control Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S Treasury bills rate).
bSee note 1(i) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997


    Face                                                                                                              Value
   Amount       Franklin Insured Tax-Free Income Fund                                                               (Note 1)
                Long Term Investments98.6%
                Alabama2.9%
$  1,000,000    Alabama Agricultural and Mechanical University Revenues, MBIA Insured, 5.50%, 11/01/20 .......        $ 986,890
   4,600,000    Alabama HFA, SFMR, HMR Program, Series A-1, GNMA Secured, 7.80%, 10/01/20 ....................        4,778,066
   1,000,000    Alabama State Board Educational Revenue, Southern Union State Junior College, MBIA Insured,
                   6.50%, 07/01/12 ...........................................................................        1,079,740
                Alabama Water Pollution Control Authority, Revolving Fund Loan, AMBAC Insured,
     100,000        6.25%, 08/15/14 ..........................................................................          103,794
   2,000,000        Series A, 5.60%, 08/15/16 ................................................................        2,004,740
   1,565,000    Auburn Governmental Utility Services Corp., Waste Water Treatment Revenue, Merscot-Auburn
                 L. P. Project, FGIC Insured, 7.30%, 01/01/12 ................................................        1,684,910
   2,000,000    Birmingham Airport Authority, Airport Revenue, MBIA Insured, 5.625%, 07/01/26 ................        1,987,020
   3,500,000    Birmingham Baptist Medical Center, Special Care Facilities Financing Authority Revenue,
                 Refunding, Baptist Health Systems, Inc., MBIA Insured, 5.875%, 11/15/19 .....................        3,545,430
                Daphne Utilities Board, Water, Gas and Sewer Revenue, FGIC Insured,
   4,030,000        Refunding, Series 1990-B, 7.30%, 06/01/10 ................................................        4,370,978
   2,000,000        Series B, Capital Improvement Bonds, 7.35%, 06/01/20 .....................................        2,150,980
   1,100,000    Druit Community Hospital Health Care Authority, Facilities Revenue, MBIA Insured, Pre-Refunded,
                 7.875%, 06/01/07.............................................................................        1,133,297
   3,550,000    Fort Payne Waterworks, Board of Water Revenue, MBIA Insured, 5.45%, 07/01/21 .................        3,470,196
     300,000    Huntsville Health Care Facilities Authority Revenue, Series A, MBIA Insured, 6.375%, 06/01/22           316,779
   1,500,000    Marshall County Limited Obligation, AMBAC Insured, Pre-Refunded, 7.00%, 02/01/12 .............        1,663,770
     500,000    Mobile Board of Water and Sewer Commissioners, Water and Sewer Utilities Revenue, Series A,
                 FGIC Insured, Pre-Refunded, 9.375%, 01/01/12 ................................................          523,140
   4,000,000    Montgomery Medical Clinic Board, Health Care Facilities Revenue, Jackson Hospital and Clinic,
                 Refunding, AMBAC Insured, 6.00%, 03/01/26 ...................................................        4,090,400
                Pelham GO Unlimited Warrants, AMBAC Insured, 5.50%,
   1,565,000        12/01/21..................................................................................        1,539,913
   2,000,000        12/01/26..................................................................................        1,951,200
   1,960,000    Phenix City GO, Refunding, AMBAC Insured, 5.75%, 03/01/13 ....................................        1,993,771
   4,000,000    University of Alabama, University Hospital Revenues, Refunding, Huntsville, Series A, MBIA Insured,
                   5.50%, 05/01/18 ...........................................................................        3,945,560
   5,000,000    West Jefferson IDB, PCR, Refunding, Alabama Power Co., Miller Plant Co., Series C, MBIA Insured,
                 6.05%, 05/01/23 .............................................................................        5,079,650
                                                                                                                     ----------
                                                                                                                     48,400,224
                                                                                                                     ----------
                Alaska3.8%
                Alaska Energy Authority Power Revenue, Bradley Lake Hydro Project,
   5,795,000        MBIA Insured, 7.25%, 07/01/21 ............................................................        6,330,284
   5,000,000        Series 1, MBIA Insured, 7.25%, 07/01/09 ..................................................        5,362,100
   4,765,000        Series 1, MBIA Insured, 7.25%, 07/01/16 ..................................................        5,117,753
   3,205,000        Series 1, MBIA Insured, 6.25%, 07/01/21 ..................................................        3,261,312
  18,500,000    Alaska Energy Utilities Revenue, City and Boro of Sitka, Refunding, FSA Insured, 6.75%, 07/01/20     19,981,110
   5,000,000    Anchorage Electric Utility Revenue, Refunding, Senior Lien, Series A, MBIA Insured, 7.125%,
                 06/01/06.....................................................................................        5,328,100
                Anchorage GO, AMBAC Insured,
   2,765,000        General Purpose, Pre-Refunded, 7.30%, 08/01/10 ...........................................        3,025,021
   5,000,000        Refunding, 7.20%, 06/01/17 ...............................................................        5,382,150
   3,505,000        Refunding, 6.25%, 06/01/23 ...............................................................        3,558,556
   5,100,000    Anchorage Water Revenue, Refunding, Senior Lien, MBIA Insured, 7.25%, 08/01/14 ...............        5,383,713
     500,000    University of Alaska COP, Series 1990, FSA Insured, 7.375%, 10/01/07 .........................          548,315
     250,000    University of Alaska Revenues, Series B, AMBAC Insured, 6.50%, 10/01/17 ......................          262,088
                                                                                                                     ----------
                                                                                                                     63,540,502
                                                                                                                     ----------

                Arizona3.7%
                Arizona State Municipal Financing Program, COP, MBIA Insured,
 $ 2,250,000        Series 10, Pre-Refunded, 7.90%, 08/01/17 ................................................. $      2,313,383
   6,000,000        Series 1986-20, ETM, 7.70%, 08/01/10 .....................................................        7,303,380
  10,000,000        Series 1986-26, 7.70%, 08/01/05 ..........................................................       10,542,600
   2,200,000    Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 7.00%, 07/01/12 ...................        2,419,978
                Cochise County USD No. 68, Sierra Vista, FGIC Insured,
     500,000        Refunding, 7.50%, 07/01/10 ...............................................................          604,640
   3,000,000        Series B, Pre-Refunded, 7.625%, 07/01/10 .................................................        3,341,370
     300,000    Maricopa County IDAR, Hospital Facility Revenues, Samaritan Hospital Health Services, Refunding,
                 Series A, MBIA Insured, 7.00%, 12/01/16 .....................................................          352,941
                Maricopa County USD No. 80, Chandler, FGIC Insured, Pre-Refunded,
     775,000        7.20%, 07/01/07 ..........................................................................          853,081
     825,000        7.20%, 07/01/08 ..........................................................................          908,119
     500,000        7.25%, 07/01/09 ..........................................................................          551,140
   1,000,000    Maricopa County USD No. 98, Fountain Hills, Series A, FGIC Insured, Pre-Refunded, 7.10%, 07/01/10     1,077,130
   1,000,000    Maricopa UHSD No. 216, Refunding and Improvement, FGIC Insured, 6.70%, 07/01/11 ..............        1,085,400
   1,000,000    Mesa IDA, Health Care Facilities Revenue, Western Health Network, Refunding, Series B-2,
                 MBIA Insured, 7.50%, 01/01/08 ...............................................................        1,065,360
     500,000    Mohave County USD No. 1, Lake Havasu Project, Series 1991-B, AMBAC Insured, 5.375%, 07/01/11 .          503,125
   3,925,000    Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 08/15/28 ......        3,978,223
   2,700,000    Phoenix Civic Improvement Corp., Wastewater Systems Lease Revenue, Refunding, MBIA Insured,
                 5.00%, 07/01/18 .............................................................................        2,505,924
     890,000    Phoenix GO, Refunding, Series B, MBIA Insured, 5.50%, 07/01/16 ...............................          888,870
                Pima County Sewer Revenue, FGIC Insured,
     230,000        Pre-Refunded, 6.75%, 07/01/15 ............................................................          253,906
     270,000        Refunding, 6.75%, 07/01/15 ...............................................................          292,286
                Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
   1,150,000        Refunding, Series A, FGIC Insured, 5.50%, 01/01/19 .......................................        1,139,800
  10,000,000        Refunding, Series C, MBIA Insured, 5.00%, 01/01/13 .......................................        9,505,800
     300,000        Series A, MBIA Insured, 6.50%, 01/01/22 ..................................................          318,048
   5,000,000    Tucson Local Development Corp., Leasehold Revenue, Series F, FGIC Insured, Pre-Refunded,
                 7.30%, 07/01/10..............................................................................        5,251,600
   5,000,000    Tucson Water Revenue, Series A, MBIA Insured, 6.00%, 07/01/21 ................................        5,178,300
                                                                                                                     ----------
                                                                                                                     62,234,404
                                                                                                                     ----------
                Arkansas0.2%
                Arkansas State Development Finance Authority Water Revenue, Series A, MBIA Insured,
   1,400,000        Pre-Refunded, 7.00%, 06/01/14 ............................................................        1,553,734
   2,000,000        Refunding, 6.50%, 07/01/10 ...............................................................        2,282,760
      25,000    Pulaski County Health Facilities Board, Hospital Revenue, St. Vincent's Infirmary, MBIA Insured,
                 Pre-Refunded, 10.00%, 09/01/12 ..............................................................           28,424
                                                                                                                     ----------
                                                                                                                      3,864,918
                                                                                                                     ----------

                California3.5%
   3,750,000    California State Public Works, Board Lease Revenue, University of California Projects, Series A,
                 AMBAC Insured, Pre-Refunded, 6.40%, 12/01/16 ................................................        4,194,975
  15,000,000    cCorona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 09/01/20 ...............       20,295,150
   1,515,000    Lancaster RDA, Refunding, Residential Redevelopment, MBIA Insured, 6.10%, 08/01/19 ...........        1,569,237
                Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue,
   3,475,000        Proposition A, Series A, MBIA Insured, Refunding, 5.625%, 07/01/18 .......................        3,459,710
  12,000,000        Proposition C, Series A, AMBAC Insured, 5.00%, 07/01/25 ..................................       10,887,720
   3,000,000    Los Angeles County Sanitation Districts Financing, MBIA Insured, 5.25%, 10/01/19 .............        2,825,970
                California (cont.)
  $  250,000    Oakland RDA, Refunding, Central District Redevelopment, AMBAC Insured, 5.50%, 02/01/14 .......        $ 252,435
   5,500,000    Sacramento Municipal Utility District, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 ....        5,173,135
   1,000,000    San Diego Regional Building Authority, Lease Revenue, Refunding, San Miguel Fire Protection,
                 Series A, MBIA Insured, 5.65%, 01/01/20 .....................................................        1,008,710
   2,000,000    San Francisco Bay Area Rapid Transit, District Sales Tax Revenue, FGIC Insured, 5.50%, 07/01/20       1,971,400
   2,250,000    Stockton, East Water District, 1992 Project, Series A, AMBAC Insured, 6.40%, 04/01/22 ........        2,392,178
   4,630,000    Suisun-Solano Water Authority Revenue, Refunding, FSA Insured, 5.55%, 05/01/17 ...............        4,708,571
                                                                                                                     ----------
                                                                                                                     58,739,191
                                                                                                                     ----------
                Colorado5.7%
   3,500,000    Adams and Weld Counties GO, Brighton School District No. 27-J, MBIA Insured, Pre-Refunded,
                 6.30%, 12/01/12 .............................................................................        3,842,335
   1,000,000    Arapahoe County COP, Arapahoe County Building Finance Corp., FSA Insured, Pre-Refunded,
                 7.50%, 12/01/10 .............................................................................        1,111,160
   8,695,000    Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ................................        9,443,379
   1,500,000    Castle Pines Metropolitan District, Refunding and Improvement, FSA Insured, 7.625%, 12/01/15 .        1,659,705
   2,400,000    Colorado Association of School Boards, COP, Pueblo School District No. 60 Project Series A,
                 MBIA Insured, Pre-Refunded, 7.25%, 12/01/09 .................................................        2,608,704
                Colorado Health Facilities Authority Revenue,
   1,174,000        Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 07/15/17 ...........        1,274,459
   3,000,000        Rose Medical Center, MBIA Insured, Pre-Refunded, 7.00%, 08/15/21 .........................        3,361,110
   2,455,000    Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 ..................        2,521,408
   1,000,000    Colorado Springs Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured, 5.125%,
                 11/15/18 ....................................................................................          949,100
                Colorado State Board of Agriculture Revenue, Refunding and Improvement, Colorado State
                 University Auxiliary Facilities, MBIA Insured, 6.40%,
     800,000        03/01/11..................................................................................          857,352
   1,000,000        03/01/17 .................................................................................        1,056,260
   2,000,000    Colorado Water Resource and Power Development Authority, Small Water Resource Revenue,
                 Series A, FGIC Insured, 6.70%, 11/01/12 .....................................................        2,157,360
                Denver City and County Airport Revenue, MBIA Insured
   4,290,000        Series A, 5.60%, 11/15/20 ................................................................        4,228,696
   8,000,000        Series C, 6.125%, 11/15/25 ...............................................................        8,104,240
   1,500,000    Denver City and County Board, Water Commissioner, COP, FGIC Insured, 6.625%, 11/15/11 ........        1,615,875
   3,000,000    Denver City and County Revenue, Childrens Hospital Association Project, FGIC Insured,
                 6.00%, 10/01/15 .............................................................................        3,084,750
   2,000,000    Denver City and County Revenue, Mercy Medical Center Project, MBIA Insured, Pre-Refunded,
                 7.75%, 05/01/14 .............................................................................        2,127,800
   1,055,000    Denver City and County SFMR, Series A, GNMA Secured, 8.125%, 12/01/20 ........................        1,092,125
   2,000,000    Douglas County School District No. 1, Douglas and Elbert Counties COP, Series D, FGIC Insured,
                 6.80%, 12/01/11 .............................................................................        2,179,080
     625,000    El Paso County SFMR, Series 1990-A, GNMA Secured, 8.00%, 09/01/22 ............................          655,413
   3,600,000    Garfield, Pitkin and Eagle Counties, Reorganized School District No. 1, MBIA Insured,
                 Pre-Refunded, 6.60%, 12/15/14 ...............................................................        4,054,680
   2,000,000    Goldsmith Metropolitan District, Refunding, MBIA Insured, 6.125%, 12/01/12 ...................        2,089,580
   1,000,000    Havana Water and Sanitation District Sewer Revenue, FSA Insured, Pre-Refunded, 7.375%,
                 09/15/14 ....................................................................................        1,055,440
                Jefferson County COP, MBIA Insured,
   2,000,000        Pre-Refunded, 7.125%, 12/01/10 ...........................................................        2,246,920
   5,000,000        Refunding, 6.65%, 12/01/08 ...............................................................        5,503,100
   5,000,000    Jefferson County School District No. R-001, AMBAC Insured, 6.25%, 12/15/12 ...................        5,282,950
     380,000    Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ...................          403,834

                Colorado (cont.)
                La Plata County School District No. R-9, Durango City, FGIC Insured, 6.55%,
  $  490,000        11/01/12..................................................................................      $   535,991
   2,510,000        Pre-Refunded,11/01/12 ....................................................................        2,783,741
   1,000,000    Morgan County PCR, Refunding, First Mortgage, Public Service Co., Series A, MBIA Insured,
                 5.50%, 06/01/12..............................................................................        1,004,640
                Mountain College Residence Hall Revenue Authority, MBIA Insured,
   1,900,000        5.625%, 06/01/12 .........................................................................        1,931,597
   3,000,000        5.75%, 06/01/23 ..........................................................................        3,039,060
   1,600,000    Parker Water and Sanitation District, Water and Sewer Revenue, Refunding, FGIC Insured, 6.20%,
                 10/01/15.....................................................................................        1,674,272
                Postsecondary Educational Facilities Revenue Authority, Connie Lee Insured,
   1,000,000        Refunding, University of Denver Project, 6.00%, 03/01/10 .................................        1,035,540
   1,000,000        Regis University Project, 6.625%, 06/01/13 ...............................................        1,049,930
   2,700,000        University of Denver Project, 6.25%, 03/01/12 ............................................        2,819,880
   2,700,000        University of Denver Project, 6.25%, 03/01/18 ............................................        2,793,555
   2,500,000    Regional Transportation District Sales Tax Revenue, Refunding and Improvement, FGIC Insured,
                 6.25%, 11/01/12 .............................................................................        2,641,900
                                                                                                                     ----------
                                                                                                                     95,876,921
                                                                                                                     ----------
                Connecticut0.8%
                Connecticut State Health and Educational Facilities Authority Revenue,
   2,000,000        Danbury Hospital, Series E, MBIA Insured, 6.50%, 07/01/14 ................................        2,120,940
   2,450,000        Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ...................................        2,501,107
   2,000,000        Trinity College, Series D, FGIC Insured, 6.125%, 07/01/24 ................................        2,063,520
   2,000,000        Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 07/01/25 ..............        1,988,680
   2,900,000        Yale New Haven Hospital, Series F, MBIA Insured, Pre-Refunded, 7.10%, 07/01/25 ...........        3,203,746
   2,000,000    New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15 ......        2,143,480
                                                                                                                     ----------
                                                                                                                     14,021,473
                                                                                                                     ----------
                Delaware0.3%
   1,000,000    Delaware State EDA, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 05/01/19 .................        1,081,730
   2,900,000    Delaware State Health Facilities Authority Revenue, Refunding, Medical Center, MBIA Insured,
                 7.00%, 10/01/15 .............................................................................        3,098,012
     250,000    Delaware Transportation Authority System Revenue, MBIA Insured, Pre-Refunded, 7.75%, 07/01/08           266,500
                                                                                                                     ----------
                                                                                                                      4,446,242
                                                                                                                     ----------
                District of Columbia0.2%
     875,000    District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 09/01/16 ..................          897,671
   2,000,000    District of Columbia Revenue, Howard University, Series A, MBIA Insured, 8.00%, 10/01/17 .....        2,086,160
                                                                                                                     ----------
                                                                                                                      2,983,831
                                                                                                                     ----------
                Florida4.5%
   2,500,000    Bay Medical Center Hospital Revenue, Refunding, Bay Medical Center Project, AMBAC Insured,
                 5.65%, 10/01/26 .............................................................................        2,485,625
   1,800,000    Cape Coral, Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 ...........................        1,803,222
      15,000    Dade County, Series DD, MBIA Insured, 7.75%, 10/01/18 ........................................           15,336
   2,750,000    Dade County Health Facilities Authority, Hospital Revenue, Mt. Sinai Medical Center Project,
                 FSA Insured, Pre-Refunded, 8.40%, 12/01/17 ..................................................        2,899,738
     200,000    Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ..............          250,816
     725,000    Florida HFA, SFMR, Series 1, FGIC Insured, 8.00%, 12/15/13 ...................................          742,516
     200,000    Florida State Municipal Power Agency Revenue, Refunding, Stanton Project, MBIA Insured, 6.00%,
                 10/01/15 ....................................................................................          204,032
                Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
   3,000,000        AMBAC Insured, Pre-Refunded, 7.20%, 07/01/11 .............................................        3,383,130
     710,000        FGIC Insured, 6.35%, 07/01/22 ............................................................          746,814
                Florida (cont.)
                Florida State Turnpike Authority Revenue, Department of Transportation, Series A, (cont.)
 $ 7,400,000        FGIC Insured, 5.625%, 07/01/25 ...........................................................     $  7,342,280
   1,290,000        FGIC Insured, Pre-Refunded, 6.35%, 07/01/22 ..............................................        1,415,117
      25,000    Fort Myers Utility Revenue, Refunding, Series A, MBIA Insured, 6.00%, 10/01/19 ...............           25,337
   3,000,000    Hillsborough County IDA, IDR, University Community Hospital, MBIA Insured, 5.80%, 08/15/24 ...        3,036,840
   1,000,000    Hillsborough County IDA, PCR, Refunding, Tampa Electric Co. Project, MBIA Insured, 6.25%, 12/01/34    1,055,860
   2,000,000    Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding
                 MBIA Insured, 5.25%, 11/15/25 ...............................................................        1,894,980
                Lee County IDA, Utilities Revenue, Refunding, Bonita Springs Utilities Project, MBIA Insured, 6.05%
   1,000,000        11/01/15..................................................................................        1,038,090
   1,000,000        11/01/20..................................................................................        1,029,180
   2,000,000    Lee County Solid Waste Systems Revenue, MBIA Insured, 5.375%, 10/01/15 .......................        1,946,100
   5,000,000    Manatee County School Board COP, MBIA Insured, 6.125%, 07/01/21 ..............................        5,191,900
     100,000    Miami, Refunding, MBIA Insured, Pre-Refunded, 7.40%, 04/01/05 ................................          108,430
   2,000,000    North Port Utility Revenue, FGIC Insured, 6.20%, 10/01/12 ....................................        2,121,200
   1,000,000    Opa-Locka Capital Improvement Revenue, Refunding, FGIC Insured, 6.125%, 01/01/24 .............        1,041,000
     960,000    Orange City Utilities System Revenue, Refunding and Improvement, AMBAC Insured, Pre-Refunded,
                 7.20%, 10/01/17 .............................................................................        1,028,179
     100,000    Orange County Capital Improvement Revenue, Series B, MBIA Insured, Pre-Refunded, 7.70%,
                 10/01/18.....................................................................................          107,778
   1,000,000    Orange County Health Facilities Authority Revenue, Crossover Refunding, Orlando Regional
                 Healthcare, Series A, MBIA Insured, 6.00%, 11/01/24 .........................................        1,013,360
                Orlando and Orange County Expressway Authority Revenue, FGIC Insured,
     100,000        Junior Lien, 6.50%, 07/01/10 .............................................................          113,511
     225,000        Junior Lien, 6.50%, 07/01/12 .............................................................          255,098
   2,765,000        Refunding, Senior Lien, 5.25%, 07/01/23 ..................................................        2,628,686
   2,535,000    Orlando Utilities Commission, Water and Electric Revenue, Series A, AMBAC Insured, 5.50%,
                 10/01/26.....................................................................................        2,452,258
   1,000,000    Osceola County School Board COP, Refunding, Series A, AMBAC Insured, 5.50%, 06/01/19 .........          986,020
   1,000,000    Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 04/01/17         1,038,860
   4,000,000    Palm Beach County Solid Waste Authority Revenue, MBIA Insured, 8.375%, 07/01/10 ..............        4,173,760
   1,000,000    Panama City Water and Sewer Revenue, Refunding and Improvement, AMBAC Insured, 5.625%,
                 06/01/19.....................................................................................        1,001,960
   1,000,000    Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 09/01/15 .............        1,049,620
   3,500,000    Reedy Creek Improvement District, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%,
                 10/01/19.....................................................................................        3,215,835
   1,500,000    bRiviera Beach Water and Sewer Revenue, MBIA Insured, 5.25%, 10/01/16 ........................        1,457,070
   1,970,000    Royal Palm Beach Utilities System Revenue, Series B, AMBAC Insured, Pre-Refunded, 8.875%,
                 10/15/15 ....................................................................................        2,071,278
   3,910,000    Saint Petersburg Public Utilities Revenue, MBIA Insured, 5.60%, 10/01/18 .....................        3,912,424
     250,000    Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%, 11/01/15        302,673
   1,200,000    Temple Terrace Water and Sewer Revenue, FGIC Insured, Pre-Refunded, 6.25%, 10/01/12 ..........        1,303,416
   3,200,000    Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 .............        3,116,448
   5,000,000    West Palm Beach Utilities System Revenue, MBIA Insured, 5.75%, 10/01/27 ......................        5,033,350
                                                                                                                     ----------
                                                                                                                     76,039,127
                                                                                                                     ----------
                Georgia 1.0%
   2,860,000    Bartow County Water and Sewage Revenue, Refunding, AMBAC Insured, Pre-Refunded, 8.00%,
                 09/01/15.....................................................................................        3,088,514
   1,535,000    Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%, 10/01/14 ..        1,650,432
   2,000,000    Burke County Development Authority, PCR, Georgia Power Co., Vogtle Project, MBIA Insured,
                 Seventh Series, 6.625%, 10/01/24 ............................................................        2,117,640
                Georgia (cont.)
 $ 1,000,000    Cherokee County Water and Sewage Revenue, Refunding, MBIA Insured, 6.90%, 08/01/18 ...........     $  1,089,070
   1,500,000    Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 06/01/12 ..........        1,578,840
   1,055,000    Fitzgerald Housing Authority Mortgage Revenue, Refunding, Bridge Creek, Series A, MBIA Insured,
                 6.50%, 07/01/24 .............................................................................        1,082,852
     200,000    Fulton and De Kalb County Hospital Authority Revenue, COP, Grady Memorial Hospital Project,
                 AMBAC Insured, Pre-Refunded, 6.90%, 01/01/15 ................................................          221,158
   1,000,000    Marietta Development Authority Revenue, Life College, FSA Insured, Pre-Refunded, 7.20%,
                 12/01/09 ....................................................................................        1,098,720
                Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue,
   5,000,000        Series A, Refunding, Second Indenture, MBIA Insured, 5.625%, 07/01/20 ....................        4,989,850
      10,000        Series J, FGIC Insured, Pre-Refunded, 8.00%, 07/01/18 ....................................           10,733
                                                                                                                     ----------
                                                                                                                     16,927,809
                                                                                                                     ----------
                Hawaii1.2%
                Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%
   1,000,000        05/01/12 .................................................................................        1,034,070
   1,000,000        05/01/13..................................................................................        1,030,010
   5,000,000    Hawaii State Airports System Revenue, Second Series, FGIC Insured, 7.50%, 07/01/20 ...........        5,501,450
                Hawaii State Department of Budget and Finance, Special Purpose Mortgage Revenue,
   3,000,000        Hawaiian Electric Co., MBIA Insured, 6.55%, 12/01/22 .....................................        3,210,630
     335,000        Refunding, Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.50%, 07/01/12 ....          347,191
   4,000,000        Refunding, St. Francis Medical Centers, FSA Insured, 6.50%, 07/01/22 .....................        4,287,960
   2,000,000    Hawaii State Department of Budget and Finance, Special Purpose Revenue, Hawaiian Electric Co.
                 Project, Series B, MBIA Insured, 5.875%, 12/01/26 ...........................................        2,009,040
                Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%
     535,000        07/01/05..................................................................................          581,994
     605,000        07/01/06 .................................................................................          656,655
     610,000        07/01/07 .................................................................................          659,099
                Kauai County GO, Refunding, MBIA Insured, Pre-Refunded,
     385,000        7.40%, 08/01/06 ..........................................................................          404,585
     415,000        7.45%, 08/01/07 ..........................................................................          436,393
     445,000        7.45%, 08/01/08 ..........................................................................          467,940
                                                                                                                     ----------
                                                                                                                     20,627,017
                                                                                                                     ----------
                Idaho0.1%
   1,000,000    Idaho State University at Boise Revenue, Student Fees, MBIA Insured, 6.50%, 04/01/19 .........        1,105,500
                                                                                                                     ----------

                Illinois4.0%
      40,000    Aurora, Series B, MBIA Insured, Pre-Refunded, 7.25%, 01/01/19 ................................           42,595
     510,000    Aurora SFMR, GNMA Secured, AMBAC Insured, 7.80%, 12/01/15 ....................................          526,876
     270,000    Bloomingdale Waterworks and Sewer Revenue, MBIA Insured, 7.80%, 05/01/06 .....................          274,263
   1,350,000    Cary Waterworks and Sewerage Revenue, Series A, MBIA Insured, Pre-Refunded, 6.40%, 05/01/17 ..        1,466,748
     100,000    Central Lake County Joint Action Water Agency, Interim Revenue, Series A, AMBAC Insured,
                 Pre-Refunded, 7.00%, 05/01/19 ...............................................................          109,629
     320,000    Chicago Board of Education Lease, Series A, Refunding, MBIA Insured, 6.25%, 01/01/09 .........          351,149
                Chicago Central Public Library, Series B, AMBAC Insured,
   1,800,000        6.70%, 01/01/06 ..........................................................................        1,985,706
   1,800,000        6.75%, 01/01/07 ..........................................................................        1,985,436
     100,000    Chicago Heights, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03 .................................          112,242
   1,600,000    Chicago Public Building Commission Revenue, Community College District No. 508, Series A,
                 MBIA Insured, ETM, Pre-Refunded, 7.70%, 01/01/08 ............................................        1,684,304
     100,000    Chicago Waste Water Transmission Revenue, AMBAC Insured, Pre-Refunded, 7.20%, 11/15/19 .......          109,481
   1,500,000    Cicero GO, FSA Insured, 6.90%, 12/01/12 ......................................................        1,646,520
                Illinois (cont.)
                Cook County Community College District No. 508, COP, FGIC Insured,
 $ 7,470,000        8.50%, 01/01/02 ..........................................................................     $  8,723,391
   5,000,000        8.75%, 01/01/05 ..........................................................................        6,245,150
   4,935,000    Decatur Hospital Revenue, Decatur Memorial Hospital, Series B, MBIA Insured, Pre-Refunded,
                 6.85%, 10/01/16 .............................................................................        5,511,507
     750,000    Des Plains Hospital Facility Revenue, Refunding, Holy Family Hospital, AMBAC Insured, 9.25%,
                 01/01/14.....................................................................................          760,763
   2,000,000    Evergreen Park, Village of, Hospital Facility Revenue, Refunding, Little Co. of Mary Hospital, Inc.,
                 MBIA Insured, 7.75%, 02/15/09 ...............................................................        2,094,840
     500,000    Franklin Park Alternate Revenue, AMBAC Insured, Pre-Refunded, 6.85%, 07/01/22 ................          566,855
                Illinois Health Facilities Authority Revenue,
   4,452,000        Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 08/15/10 ...........        4,981,076
   2,635,000        Methodist Health Services Corp., Series G, MBIA Insured, 8.00%, 08/01/15 .................        2,846,222
   4,280,000        Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 02/15/05 ......................        4,796,468
     403,000        Refunding, Series B, MBIA Insured, ETM, 7.90%, 08/15/03 ..................................          461,443
   2,583,000        Series 1990, FSA Insured, 7.75%, 08/15/10 ................................................        2,869,506
      47,000        Series 1990, FSA Insured, ETM, 7.75%, 08/15/10 ...........................................           58,228
   2,210,000        Series B, MBIA Insured, 7.90%, 08/15/03 ..................................................        2,269,073
   1,000,000        Silver Cross Hospital, MBIA Insured, 7.00%, 08/15/21 .....................................        1,077,800
   5,750,000    Illinois State COP, FSA Insured, 6.95%, 07/01/13 .............................................        6,277,045
                Joliet GO, Series 1987, MBIA Insured, Pre-Refunded, 8.00%
     560,000        01/01/09..................................................................................          579,107
     605,000        01/01/10..................................................................................          625,643
     650,000        01/01/11..................................................................................          672,178
     200,000    .Kane County Public Building Commission, Community College Facilities Revenue, Elgin Community
                 College District No. 509, FGIC Insured, Pre-Refunded, 7.00%, 12/01/10 .......................          214,596
     300,000    Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured, 6.50%,
                    01/01/06    ..............................................................................          333,339
   2,000,000    Onterie Center Project, HFC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 7.05%,
                    07/01/27    ..............................................................................        2,113,120
     300,000    Regional Transportation Authority, Series A, AMBAC Insured, 7.20%, 11/01/20 ..................          359,793
   2,040,000    Southwestern Development Authority, Capital Improvement Revenue, McKendre College Project,
                 FSA Insured, Pre-Refunded, 7.375%, 02/01/11 .................................................        2,200,874
                                                                                                                     ----------
                                                                                                                     66,932,966
                                                                                                                     ----------
                Indiana1.4%
   1,000,000    Carroll County Consolidated School Building Corp., Refunding, First Mortgage, AMBAC Insured,
                 7.625%, 01/01/04 ............................................................................        1,044,880
                Fort Wayne Hospital Authority Revenue, Ancillary System, Inc.,
     250,000        Parkview Memorial Hospital Project, Series A, FGIC Insured, 7.50%, 11/15/11 ..............          271,113
   2,000,000        Refunding, Series C, MBIA Insured, Pre-Refunded, 8.125%, 07/01/18 ........................        2,195,500
     250,000    Indiana Health Facility Financing Authority Hospital Revenue, MBIA Insured, Refunding and
                 Improvement, Community Hospital Project, 6.40%, 05/01/12 ....................................          264,805
  10,000,000    Indianapolis Airport Authority, Indianapolis International Airport Revenue, MBIA Insured, 8.30%,
                 07/01/18 ....................................................................................       10,633,900
     500,000    Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%, 06/01/15 .........          401,900
     500,000    Jasper County PCR, Refunding, Collateralized, Northern Indiana Public Service Co., MBIA Insured,
                 7.10%, 07/01/17 .............................................................................          540,670
   6,000,000    Monroe County Hospital Authority Revenue, Refunding, Bloomington Hospital Project, MBIA Insured,
                 7.125%, 05/01/11 ............................................................................        6,275,760
   1,500,000    Patoka Lake Regional Water and Sewer District, Waterworks Revenue, Series A, AMBAC Insured,
                 6.45%, 01/01/15 .............................................................................        1,584,570
     185,000    Rockport PCR, Refunding, Michigan Power Co., Series B, FGIC Insured, 7.60%, 03/01/16 .........          205,948
                                                                                                                     ----------
                                                                                                                     23,419,046
                                                                                                                     ----------
                Iowa0.4%
 $ 4,040,000    Davenport Hospital Facility Revenue, Mercy Hospital Project, MBIA Insured, 6.625%, 07/01/14 ..     $  4,342,273
     200,000    Davenport Hospital Revenue, St. Lukes Hospital, Series A, AMBAC Insured, 7.40%, 07/01/20 .....          218,544
   2,135,000    Greater Iowa Housing Assistance Corp., Mortgage Revenue, Refunding, Logan Park Project,
                 Series B, MBIA Insured, 6.50%, 01/01/24 .....................................................        2,197,022
                                                                                                                     ----------
                                                                                                                      6,757,839
                                                                                                                     ----------
                Kansas0.6%
   3,350,000    Burlington PCR, Refunding, Kansas Gas and Electric Co. Project, MBIA Insured, 7.00%, 06/01/31         3,682,722
   1,245,000    Cowley and Shawnee Counties, SFMR, GNMA Secured, AMBAC Insured, 7.35%, 12/01/11 ..............        1,310,748
   1,330,000    Kansas State Development Finance Authority, Health Facility Revenue, MBIA Insured, 5.80%,
                 11/15/21 ....................................................................................        1,342,622
   2,000,000    Wichita Hospital Revenue, Refunding and Improvement, St. Francis, MBIA Insured, 6.25%, 10/01/10       2,138,440
   1,000,000    Wichita Water and Sewer Utility Revenue, Refunding and Improvement, Series B, FGIC Insured,
                 6.00%, 10/01/12 .............................................................................        1,030,420
                                                                                                                     ----------
                                                                                                                      9,504,952
                                                                                                                     ----------
                Kentucky0.9%
   2,000,000    Danville Multi-City Lease Revenue, Sewer and Drain System, Series G, MBIA Insured,
                 Pre-Refunded, 6.75%, 03/01/11 ...............................................................        2,231,100
   1,000,000    Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services, Inc.,
                 AMBAC Insured, 6.55%, 05/01/22 ..............................................................        1,078,930
   1,250,000    Kenton County Water District No. 001, Waterworks Revenue, Series B, FGIC Insured, 5.70%,
                 02/01/20 ....................................................................................        1,259,700
                Kentucky Economic Development Financing Authority,
   2,000,000        Hospital Facilities Revenue, Baptist Healthcare System, Refunding, MBIA Insured, 5.00%,
                     08/15/24.................................................................................        1,801,720
   2,375,000        Hospital Facilities Revenue, St. Elizabeth Medical Center Project, Series A, FGIC Insured,
                     6.00%, 12/01/22..........................................................................        2,450,715
   1,000,000        Medical Center Revenue, Refunding and Improvement, Ashland Hospital Corp., Series A,
                     FSA Insured, 6.125%, 02/01/12 ...........................................................        1,048,710
      40,000    Kentucky HFC, MFMR, Series A, MBIA Insured, 8.875%, 07/01/19 .................................           40,528
                Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drain System Revenue,
     100,000        Pre-Refunded, FGIC Insured, 7.35%, 05/01/19 ..............................................          110,651
   2,000,000        Refunding, Series A, AMBAC Insured, 6.75%, 05/15/25 ......................................        2,223,960
   2,000,000    Northern Kentucky University COP, Student Housing Facilities, FSA Insured, 7.25%, 01/01/12 ...        2,169,500
                                                                                                                     ----------
                                                                                                                     14,415,514
                                                                                                                     ----------
                Louisiana0.3%
     100,000    Alexandria Utilities Revenue, FGIC Insured, Pre-Refunded, 8.15%, 05/01/06 ....................          103,687
                Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Memorial Hospital
                 Project, MBIA Insured, Pre-Refunded,
   1,000,000        8.40%, 12/01/12 ..........................................................................        1,053,690
     850,000        7.50%, 12/01/18 ..........................................................................          873,885
      15,000    East Baton Rouge Parish, Sales and Use Tax Public Improvement, MBIA Insured, Pre-Refunded,
                 7.25%, 02/01/12 .............................................................................           16,079
   1,700,000    Jefferson Sales Tax District, Special Sales Tax Revenue, Refunding, Series A, MBIA Insured,
                 Pre-Refunded, 8.00%, 07/01/05 ...............................................................        1,841,355
     300,000    Lafayette Public Improvement, Sales Tax Revenue, Refunding, FGIC Insured, Pre-Refunded,
                 8.00%, 03/01/08 .............................................................................          317,742
     150,000    Louisiana Regional Transit Authority Revenue, Refunding, FGIC Insured, 8.00%, 12/01/13 .......          161,474
     500,000    New Orleans Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 09/01/21 ..................          572,230
                                                                                                                     ----------
                                                                                                                      4,940,142
                                                                                                                     ----------

                Maine0.7%
 $ 2,000,000    Maine Health and Higher Educational Facilities Authority Hospital Revenue, Eastern Maine Health
                 Care, FGIC Insured, 6.625%, 10/01/11 ........................................................     $  2,162,320
                Maine Health and Higher Educational Facilities Authority Revenue, FSA Insured,
   2,000,000        Series B, 7.00%, 07/01/24 ................................................................        2,213,160
   2,015,000        Series C, 6.20%, 07/01/25 ................................................................        2,094,190
                Maine State Turnpike Authority Revenue, MBIA Insured, 6.00%
     525,000        07/01/14 .................................................................................          547,397
   2,500,000        07/01/18..................................................................................        2,591,825
                Old Orchard Beach GO, MBIA Insured, 6.65%
   1,180,000        09/01/11..................................................................................        1,291,062
     535,000        09/01/12 .................................................................................          585,081
                                                                                                                     ----------
                                                                                                                     11,485,035
                                                                                                                     ----------
                Maryland0.4%
                Maryland State Health and Higher Educational Facilities Authority Revenue, University of Maryland
                 Medical System, FGIC Insured,
   3,000,000        Refunding, 5.00%, 07/01/20 ...............................................................        2,752,350
     200,000        Series B, ETM, 7.00%, 07/01/22 ...........................................................          241,968
                Maryland State Housing and Community Development Administration Department, Infrastructure
                 Financing, Series A, AMBAC Insured,
   2,000,000        6.625%, 06/01/12 .........................................................................        2,151,940
     820,000        6.70%, 06/01/22 ..........................................................................          868,979
                                                                                                                     ----------
                                                                                                                      6,015,237
                                                                                                                     ----------
                Massachusetts5.0%
   3,700,000    Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, 6.00%, 11/01/21 ...........        3,765,638
     100,000    Massachusetts Bay Transportation Authority, Series A, MBIA Insured, Pre-Refunded, 7.625%,
                 03/01/15.....................................................................................          111,142
                Massachusetts Health and Educational Facilities Authority Revenue,
  10,000,000        Bay State Medical Center, Series E, FSA Insured, 6.00%, 07/01/26 .........................       10,163,300
   1,500,000        Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 6.75%, 10/01/19 ...........        1,566,855
   1,500,000        Beverly Hospital, Series E, MBIA Insured, Pre-Refunded, 7.70%, 07/01/20 ..................        1,684,710
   1,100,000        Capital Asset Program F-1, MBIA Insured, 7.30%, 10/01/18 .................................        1,197,966
  12,555,000        Fallon Health Care System, Series A, FSA Insured, Pre-Refunded, 6.75%, 06/01/20 ..........       13,918,096
   9,220,000        Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 07/01/20 .................        9,477,607
   1,000,000        Massachusetts Medical Center, Series A, AMBAC Insured, 7.10%, 07/01/21 ...................        1,096,370
   8,500,000        Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 .........................        9,082,335
   1,085,000        Refunding, Mclean Hospital, Series C, FGIC Insured, 6.625%, 07/01/15 .....................        1,174,599
   2,000,000        Stonehill College, Refunding, Series E, MBIA Insured, 6.60%, 07/01/20 ....................        2,141,580
   2,000,000        Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 02/15/25 ....................        2,044,300
   4,455,000    Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue, Refunding,
                 Series A, AMBAC Insured, 6.00%, 07/01/18 ....................................................        4,470,593
                Massachusetts State Industrial Finance Agency Revenue,
   3,000,000        Babson College, Series A, MBIA Insured, 6.50%, 10/01/22 ..................................        3,179,790
   5,000,000        Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 .............................        5,297,550
   5,000,000        Refunding, Combined Jewish Philanthropies, Series A, AMBAC Insured, 6.375%, 02/01/15 .....        5,311,700
   4,000,000    Massachusetts State Port Authority Revenue, Refunding, Series A, FGIC Insured, 6.00%, 07/01/23        4,033,440
   2,000,000    Monson GO, School District, Series 1990, MBIA Insured, Pre-Refunded, 7.70%, 10/15/10 .........        2,262,960
   2,300,000    Palmer GO, Series B, AMBAC Insured, Pre-Refunded, 7.70%, 10/01/10 ............................        2,599,897
                                                                                                                     ----------
                                                                                                                     84,580,428
                                                                                                                     ----------

                Michigan   2.2%
  $  100,000    Chippewa Valley School Building and Site, FGIC Insured, Pre-Refunded, 6.375%, 05/01/06 .......      $   108,869
   6,000,000    Detroit Sewerage Disposal Revenue, MBIA Insured, 5.00%, 07/01/25 .............................        5,436,000
   1,040,000    Howell Public Schools, Refunding, AMBAC Insured, 5.375%, 05/01/20 ............................        1,013,709
                Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding and Improvement,
                 Bronson Methodist, MBIA Insured,
   5,500,000        5.875%, 5/15/26 ..........................................................................        5,569,190
   2,000,000        Series A, 6.375%, 05/15/17 ...............................................................        2,115,340
  10,000,000    Kent Hospital Finance Authority, Health Care Revenue, Butterworth Health System, Series A,
                 MBIA Insured, 5.625%, 01/15/26 ..............................................................        9,865,700
   5,000,000    Marquette City Hospital Finance Authority Revenue, Refunding, Marquette General Hospital,
                 Series D, FSA Insured, 6.10%, 04/01/19 ......................................................        5,195,550
                Michigan State Hospital Finance Authority Revenue, St. John's Hospital, AMBAC Insured,
   3,000,000        5.25%, 05/15/26 ..........................................................................        2,800,740
   2,500,000        Refunding, Series A, 6.00%, 05/15/13 .....................................................        2,591,325
                Michigan State Strategic Fund, Limited Obligation Revenue, Refunding, Detroit Edison Co.,
     200,000        FGIC Insured, 6.875%, 12/01/21 ...........................................................          215,884
     250,000        Series BB, AMBAC Insured, 7.00%, 05/01/21 ................................................          299,770
   2,400,000    Warren Consolidated School District, Refunding, Series II, FGIC Insured, 5.25%, 05/01/21 .....        2,295,432
                                                                                                                     ----------
                                                                                                                     37,507,509
                                                                                                                     ----------
                Minnesota1.9%
   2,000,000    Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 01/20/31 .........        2,045,760
   2,365,000    Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 02/01/22 ......        2,394,775
   4,000,000    Minneapolis-St. Paul Housing Finance Board, MFMR, GNMA Secured, Mortgage Loan, Riverside
                 Plaza Project, 8.20%, 12/20/18 ..............................................................        4,155,640
     200,000    Northern Municipal Power Agency, Minnesota Electric System Revenue, Refunding, Series B,
                 AMBAC Insured, 5.50%, 01/01/18 ..............................................................          195,856
   2,870,000    Southern Minnesota Municipal Power Agency, Power Supply System Revenue, Series A,
                 AMBAC Insured, 5.75%, 01/01/18 ..............................................................        2,884,063
   8,200,000    St. Louis Park Health Care Facilities Revenue, Healthsystem of Minnesota-Obligated Group,
                 Refunding, Series A, AMBAC Insured, 5.20%, 07/01/16 .........................................        7,796,478
   2,415,000    Washington County, Raymie Johnson Apartments, Series C, Refunding, FGIC Insured, 6.30%,
                 01/01/20.....................................................................................        2,564,295
   1,200,000    Washington County Governmental Housing, Scandia II, Series B, FGIC Insured, 6.30%, 07/01/24 ..        1,274,184
   8,775,000    Western Minnesota Municipal Power Agency, Power Supply Revenue, Series A, MBIA Insured,
                 6.125%, 01/01/16 ............................................................................        8,780,528
                                                                                                                     ----------
                                                                                                                     32,091,579
                                                                                                                     ----------
                Mississippi0.1%
                Harrison County Correctional Facilities Finance Authority, Special Obligation Revenue, FGIC
                 Insured, Pre-Refunded, 8.30%
   1,000,000        09/01/05 .................................................................................        1,043,220
   1,000,000        09/01/06 .................................................................................        1,043,220
     200,000    Harrison County Waste Water Management District Revenue, Refunding, Waste Water Treatment
                 Facilities, Series A, FGIC Insured, 8.50%, 02/01/13 .........................................          270,810
      10,000    Mississippi HFC, SFMR, Refunding, Series A, FGIC Insured, 7.70%, 10/15/08 ....................           10,292
                                                                                                                     ----------
                                                                                                                      2,367,542
                                                                                                                     ----------
                Missouri2.4%
   2,000,000    Branson Reorganization School District No. R-4, Refunding and Improvement, FSA Insured,
                 Pre-Refunded, 6.20%, 03/01/06 ...............................................................        2,085,240
   1,000,000    Cape Girardeau County IDA, Health Care Facilities Revenue, Refunding, Southeast Missouri
                 Hospital Association, MBIA Insured, 5.25%, 06/01/16 .........................................          962,420
                Missouri (cont.)
 $ 4,000,000    Kansas City School District Building Corp., Leasehold Revenue, Capital Improvement Project,
                 Series A, FGIC Insured, Pre-Refunded, 7.90%, 02/01/08 .......................................     $  4,234,680
   1,445,000    Missouri HDC, SFMR, Series 1990-B, GNMA Secured, 7.75%, 06/01/22 .............................        1,524,157
   1,000,000    Missouri School Board Lease Association, COP, Series R-III, School District Project, MBIA Insured,
                 Pre-Refunded, 6.875%, 03/01/11 ..............................................................        1,095,370
   1,000,000    Missouri State Health and Educational Facilities Authority, Health Facilities Revenue, Heartland
                 Health System Project, AMBAC Insured, 6.35%, 11/15/17 .......................................        1,057,780
   7,500,000    Missouri State Health and Educational Facilities Authority Revenue, Sisters of St. Mary's Health
                 Care Project, Series A, MBIA Insured, Pre-Refunded, 7.75%, 06/01/16 .........................        8,011,950
   8,575,000    Sikeston Electric Revenue, MBIA Insured, Pre-Refunded, 6.25%, 06/01/22 .......................        9,445,877
   2,850,000    St. Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured, 6.375%, 03/15/07      3,062,753
     530,000    St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 09/01/19 ............................          553,039
                St. Louis Municipal Finance Corp., Leasehold Revenue,
   2,000,000        Refunding and Improvement, Refunded, FGIC Insured, Pre-Refunded, 6.25%, 02/15/12 .........        2,043,480
   2,025,000        City Justice Center, Series A, AMBAC Insured, 5.95%, 02/15/16 ............................        2,231,024
   2,950,000    St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 04/01/12 .......................        3,090,125
   1,250,000    Washington County GO, Pauwels Transformers Project, Series A, 7.60%, 12/01/09 ................        1,296,875
                                                                                                                     ----------
                                                                                                                     40,694,770
                                                                                                                     ----------
                Montana1.5%
                Forsyth PCR, Refunding,
   4,475,000        Puget Sound Power and Light Project, AMBAC Insured, 6.80%, 03/01/22 ......................        4,845,038
   5,000,000        Washington Water Co., Series A, MBIA Insured, 7.125%, 12/01/13 ...........................        5,405,150
     750,000    Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 ................................          814,755
                Montana State Board, Workers Compensation Investment Program, MBIA Insured, ETM, 6.875%,
   1,560,000        06/01/20 .................................................................................        1,708,184
   4,545,000        06/01/20 .................................................................................        4,976,730
   2,395,000        06/01/20 .................................................................................        2,622,501
   1,000,000    Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement,
                 Series C, MBIA Insured, 6.00%, 11/15/14 .....................................................        1,001,260
   3,000,000    Montana Water System Revenue, Butte-Silver Bow Project, FGIC Insured, 6.50%, 11/01/14 ........        3,248,970
                                                                                                                     ----------
                                                                                                                     24,622,588
                                                                                                                     ----------
                Nebraska1.3%
   2,500,000    Cass County School District No. 001, Plattsmouth Community Schools, FGIC Insured, 6.35%,
                 12/01/19.....................................................................................        2,588,950
   1,000,000    Douglas County Hospital Authority Revenue, No. 2, Health Facilities, Series C, MBIA Insured,
                 5.50%, 11/15/21 .............................................................................          982,670
   2,500,000    Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, MBIA
                 Insured, 6.70%, 06/01/22 ....................................................................        2,721,225
   5,000,000    Lincoln Electric System Revenue, Refunding, Series A, MBIA Insured, 5.25%, 09/01/15 ..........        4,850,350
   2,000,000    Lincoln Hospital Revenue, Refunding, Lincoln General Hospital, Series A, FSA Insured, 6.20%,
                 12/01/14 ....................................................................................        2,098,620
                Municipal Energy Agency of Nebraska, Power Supply System Revenue, Refunding, Series A,
                 AMBAC Insured, 6.00%,
   2,000,000        04/01/15 .................................................................................        2,080,220
   1,350,000        04/01/17..................................................................................        1,394,618
   1,000,000    Nebraska Educational Finance Authority Revenue, Creighton University Project, AMBAC Insured,
                 5.95%, 01/01/11 .............................................................................        1,045,280
                Nebraska Investment Finance Authority, SFMR, Refunding
     430,000        Series 1, GNMA Secured, MBIA Insured, 8.125%, 08/15/38 ...................................          448,507
   3,470,000        Series B, FGIC Insured, 8.00%, 07/15/17 ..................................................        3,654,257
     280,000        Series R1-A, FGIC Insured, 8.00%, 07/15/17 ...............................................          287,392
                                                                                                                     ----------
                                                                                                                     22,152,089
                                                                                                                     ----------
                Nevada 0.5%
  $  250,000    Clark County GO, Series A, AMBAC Insured, 6.50%, 06/01/17 ....................................        $ 282,578
   4,000,000    Clark County School District, Series A, MBIA Insured, 7.00%, 06/01/10 ........................        4,665,640
   1,250,000    North Las Vegas, FGIC Insured, Pre-Refunded, 7.125%, 04/01/11 ................................        1,386,138
      10,000    Reno Hospital Revenue, Refunding, St. Mary's Regional Medical Center, Series A, MBIA Insured,
                 7.75%, 07/01/07 .............................................................................           10,611
   1,695,000    Sparks Public Safety GO, AMBAC Insured, Pre-Refunded, 7.50%, 10/01/09 ........................        1,864,788
                                                                                                                     ----------
                                                                                                                      8,209,755
                                                                                                                     ----------
                New Hampshire 0.6%
                New Hampshire Higher Educational and Health Facilities Authority Revenue,
   2,000,000        Concord Hospital, FGIC Insured, Pre-Refunded, 7.00%, 10/01/12 ............................        2,211,320
   4,300,000        Refunding, Concord Hospital, AMBAC Insured, 6.00%, 10/01/26 ..............................        4,397,008
   4,000,000        Refunding, University System, MBIA Insured, 6.25%, 07/01/20 ..............................        4,141,880
                                                                                                                     ----------
                                                                                                                     10,750,208
                                                                                                                     ----------
                New Jersey 2.7%
                Camden County Municipal Utilities Authority, Sewer Revenue, FGIC Insured, 8.25%,
   2,050,000        Pre-Refunded, 12/01/17 ...................................................................        2,153,197
   3,950,000        12/01/17..................................................................................        4,160,812
                Essex County Improvement Authority Lease, Jail and Youth House Projects, AMBAC Insured,
   3,000,000        Pre-Refunded, 7.00%, 12/01/24 ............................................................        3,506,280
   4,750,000        Refunding, 5.35%, 12/01/24 ...............................................................        4,576,863
   2,525,000    Essex County Improvement Authority Revenue, Garden State Cancer Center Project, AMBAC
                 Insured, 6.00%, 12/01/20 ....................................................................        2,607,467
      90,000    Hoboken Union City, Weehawken Sewer Authority Revenue, MBIA Insured, Pre-Refunded, 7.25%,
                 08/01/19 ....................................................................................           98,168
   5,000,000    Hudson County COP, Correctional Facility, MBIA Insured, Pre-Refunded, 7.60%, 12/01/21 ........        5,410,000
                Lacey Municipal Utilities Authority, Water Revenue, MBIA Insured,
   2,500,000        6.10%, 12/01/23 ..........................................................................        2,602,700
   3,255,000        6.25%, 12/01/24 ..........................................................................        3,426,799
   1,700,000    Mantua Township, New Jersey School District COP, MBIA Insured, Pre-Refunded, 7.25%, 06/30/10 .        1,888,564
   2,000,000    Mount Laurel Township Municipal Utilities Authority System Revenue, Refunding, Series A,
                 MBIA Insured, 6.00%, 07/01/15 ...............................................................        2,078,940
                New Jersey Health Care Facilities Financing Authority Revenue,
   1,350,000        Burdette Tomlin Memorial Hospital, Series C, FGIC Insured, Pre-Refunded, 8.125%, 07/01/12         1,396,818
   2,000,000        Community Medical Center, Series D, MBIA Insured, 6.00%, 07/01/19 ........................        2,026,100
   2,860,000        Jersey Shore Memorial Hospital, Series B, AMBAC Insured, Pre-Refunded, 8.00%, 07/01/18 ...        3,069,581
   2,600,000        Jersey Shore Memorial Hospital, Series C, MBIA Insured, Pre-Refunded, 7.875%, 07/01/12 ...        2,688,556
   3,000,000        Muhlenberg Regional Medical Center, Series B, AMBAC Insured, 8.00%, 07/01/18 .............        3,206,070
     485,000    New Jersey HFA, Home Buyer Revenue, Series C, MBIA Insured, 7.375%, 10/01/17 .................          504,424
     300,000    New Jersey State Turnpike Authority Revenue, Refunding, Series C, AMBAC Insured, 6.50%,
                 01/01/16.....................................................................................          340,584
     100,000    North Bergen Township Municipal Utility Authority Sewer Revenue, FGIC Insured, Pre-Refunded,
                 7.625%, 12/15/19 ............................................................................          105,076
                                                                                                                     ----------
                                                                                                                     45,846,999
                                                                                                                     ----------
                New Mexico 0.7%
   3,600,000    Albuquerque Airport Revenue, Series B, AMBAC Insured, 7.00%, 07/01/16 ........................        3,623,976
   5,000,000    Farmington PCR, Refunding, Public Service Co. of New Mexico, Series A, AMBAC Insured,
                 6.375%, 12/15/22 ............................................................................        5,260,350
   2,000,000    Gallup PCR, Refunding, Plains Electric Generation, MBIA Insured, 6.65%, 08/15/17 .............        2,181,080
   1,190,000    New Mexico Mortgage Finance Authority, SFMR, Series 1987-C, FGIC Insured, 8.625%, 07/01/17 ...        1,228,889
                                                                                                                     ----------
                                                                                                                     12,294,295
                                                                                                                     ----------
                New York 8.6%
  $  900,000    Central Square School District, FGIC Insured, 6.50%, 06/15/10 ................................        $ 997,389
   2,900,000    MAC for the City of New York, Series 61, MBIA Insured, 6.875%, 07/01/07 ......................        2,986,971
   1,585,000    Metropolitan Transportation Authority Service Contract, Refunding, Series K, AMBAC Insured,
                 Pre-Refunded, 7.50%, 07/01/17 ...............................................................        1,692,098
                New York City GO,
   1,000,000        Series B, FGIC Insured, Pre-Refunded, 7.25%, 08/01/11 ....................................        1,047,620
     105,000        Series C, Subseries C-1, MBIA Insured, 6.625%, 08/01/12 ..................................          113,727
                New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
     430,000        Series A, FGIC Insured, Pre-Refunded, 6.75%, 06/15/14 ....................................          461,356
   2,000,000        Series A, MBIA Insured, Pre-Refunded, 7.25%, 06/15/15 ....................................        2,207,720
   5,000,000        Series B, FGIC Insured, Pre-Refunded, 7.625%, 06/15/17 ...................................        5,313,850
   5,000,000        Series C, AMBAC Insured, 6.20%, 06/15/21 .................................................        5,240,000
  10,000,000        Series C, AMBAC Insured, Pre-Refunded, 6.50%, 06/15/21 ...................................       10,233,900
   2,000,000    New York City Trust for Cultural Resources Revenue, New York Botanical Garden, MBIA Insured,
                 5.80%, 07/01/26 .............................................................................        2,021,460
                New York State Dormitory Authority Revenues,
   4,000,000        Brooklyn Law School, FSA Insured, 6.40%, 07/01/11 ........................................        4,300,560
   8,655,000        City University System, Series C, FGIC Insured, 7.00%, 07/01/14 ..........................        9,549,235
   2,000,000        Maimonides Medical Center, Series A, MBIA Insured, FHA Guaranteed, 5.75%, 08/01/24 .......        2,004,680
   5,560,000        Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 ....................................        5,916,618
   1,500,000        Refunding, Mt. Sinai School of Medicine, MBIA Insured, 6.75%, 07/01/15 ...................        1,621,950
  15,000,000        St. John's University, MBIA Insured, 5.70%, 07/01/26 .....................................       14,977,350
                New York State Energy Research and Development Authority, PCR,
   2,000,000        Central Hudson Gas, Series A, FGIC Insured, 7.375%, 10/01/14 .............................        2,188,520
   3,500,000        Refunding, Niagara Mohawk Power Corp., Series A, FGIC Insured, 6.625%, 10/01/13 ..........        3,791,550
   5,000,000        Refunding, Rochester Gas and Electric Project, Series B, MBIA Insured, 6.75%, 01/15/27 ...        5,335,600
   5,000,000        Refunding, Rochester Gas and Electric Project, Series B, MBIA Insured, 6.50%, 05/15/32 ...        5,330,900
   5,000,000    New York State Local GAC, Series C, AMBAC Insured, 5.50%, 04/01/22 ...........................        4,886,750
                New York State Medical Care Facilities, Financing Agency Revenue,
   1,000,000        Montefiore Medical Center, Insured Mortgage, Series A, AMBAC Insured, FHA Guaranteed,
                     5.75%, 02/15/25 .........................................................................          999,950
   3,000,000        North Shore University Hospital, Mortgage Project, Series A, MBIA Insured, 7.20%, 11/01/20        3,291,060
   7,485,000        Presbyterian Hospital, Series A, MBIA Insured, FHA Guaranteed, 5.375%, 02/15/25 ..........        7,126,618
   5,000,000        St. Lukes Hospital, Series B, MBIA Insured, Pre-Refunded, 7.45%, 02/15/29 ................        5,526,600
                New York State Thruway Authority, General Revenue,
   5,210,000        Series A, FGIC Insured, 5.50%, 01/01/23 ..................................................        5,055,836
   6,635,000        Series B, MBIA Insured, 5.00%, 01/01/20 ..................................................        6,149,252
   9,000,000    Niagara Frontier Transportation Authority, Airport Revenue, Greater Buffalo International Airport,
                 Series A, AMBAC Insured, 6.25%, 04/01/24 ....................................................        9,378,720
                Port Authority of New York and New Jersey, Consolidated, MBIA Insured,
   5,000,000        5.625%, 10/15/17 .........................................................................        5,016,500
  10,000,000        5.875%, 10/15/27 .........................................................................       10,155,400
                                                                                                                     ----------
                                                                                                                    144,919,740
                                                                                                                     ----------
                North Carolina
                North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, MBIA Insured, 6.50%,
      80,000        01/01/10 .................................................................................           84,964
      20,000        ETM, 01/01/10 ............................................................................           22,240
                                                                                                                     ----------
                                                                                                                        107,204
                                                                                                                     ----------

                North Dakota
  $  150,000    North Dakota State Building Authority Lease Revenue, Series B, Department of Corrections and
                 Rehabilitation, AMBAC Insured, Pre-Refunded, 7.40%, 06/01/10 ................................      $   163,905
     300,000    North Dakota State Building Authority Revenue, Refunding, Series A, AMBAC Insured, 6.75%,
                 06/01/11.....................................................................................          319,212
                                                                                                                     ----------
                                                                                                                        483,117
                                                                                                                     ----------
                Ohio 2.1%
   2,000,000    Akron Waterworks Mortgage Revenue, AMBAC Insured, Pre-Refunded, 6.55%, 03/01/12 ..............        2,200,960
   2,000,000    Clermont County, Refunding, Building and Road Improvement, AMBAC Insured, 5.60%, 09/01/14 ....        2,018,800
                Cleveland Waterworks First Mortgage Revenue, Series 1992-F, AMBAC Insured, 6.50%,
   1,625,000        01/01/11..................................................................................        1,744,340
   1,375,000        Pre-Refunded, 01/01/11 ...................................................................        1,521,410
   2,750,000        Pre-Refunded, 01/01/21 ...................................................................        3,042,820
   1,080,000    Cuyahoga County Hospital Revenue, Metrohealth System Project, MBIA Insured, 6.00%, 02/15/19 ..        1,095,617
   1,750,000    Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ................        1,847,405
   3,000,000    Lucas County Hospital Revenue, St. Vincent Medical Center, MBIA Insured, 6.625%, 08/15/22 ....        3,305,820
  12,720,000    Montgomery County Hospital Facilities Revenue, Kettering Medical Center, MBIA Insured,
                 Pre-Refunded, 7.50%, 04/01/14 ...............................................................       13,844,066
   4,070,000    Ohio HFA, SFMR, Series D, 7.05%, 09/01/16 ....................................................        4,239,271
                                                                                                                     ----------
                                                                                                                     34,860,509
                                                                                                                     ----------
                Oklahoma 1.6%
     685,000    Grady County HFA, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 01/01/12 ...................          720,031
   3,300,000    Jenks Public Works Authority Revenue, Refunding, AMBAC Insured, 7.80%, 07/01/11 ..............        3,503,709
     300,000    McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 01/01/23 ...........................          318,378
   5,000,000    Moore Public Works Authority Revenue, Refunding, AMBAC Insured, 7.60%, 07/01/06 ..............        5,416,300
     855,000    Muskogee County, HFAR, Refunding, SFMR, Series A, FGIC Insured, 7.60%, 12/01/10 ..............          885,344
   2,000,000    Oklahoma State Turnpike Authority Revenue, Series A, AMBAC Insured, 6.00%, 01/01/12 ..........        2,101,180
   1,255,000    Owasso Public Works Authority, Public Improvement Revenue, FSA Insured, 7.40%, 11/01/07 ......        1,320,486
     250,000    Pottawatomie County Development Authority Water Revenue, North Deer Creek Reservoir Project,
                 AMBAC Insured, Pre-Refunded, 7.375%, 07/01/26 ...............................................          278,295
   3,275,000    Tulsa Airport Improvements Trust, General Revenue Consolidated, MBIA Insured, Pre-Refunded,
                 7.50%, 06/01/08 .............................................................................        3,388,315
                Tulsa County HFAR, GNMA Secured,
   4,460,000        Series A, 8.30%, 12/01/19 ................................................................        4,671,226
     320,000        Series D, 6.95%, 12/01/22 ................................................................          332,653
   3,270,000    Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured, 6.75%, 12/01/14         3,569,565
                                                                                                                     ----------
                                                                                                                     26,505,482
                                                                                                                     ----------
                Oregon1.9%
   3,000,000    Chemeketa Community College District, FGIC Insured, 5.95%, 06/01/16 ..........................        3,094,260
   2,955,000    Clackamas Oregon Community College District, MBIA Insured, 5.80%, 06/01/26 ...................        2,992,617
   1,500,000    Deschutes and Jefferson Counties School District No. 2-J, Redmond, MBIA Insured, 5.60%,
                 06/01/09.....................................................................................        1,539,510
   5,000,000    Josephine County School District No. 7, FGIC Insured, 5.70%, 06/01/13 ........................        5,096,600
   1,000,000    Northern Wasco County Peoples Utilities District, Electric Revenue, FGIC Insured, 5.625%, 12/01/22    1,005,480
     700,000    Ontario Catholic Health Corp., Hospital Facilities Authority Revenue, Holy Rosary Medical Facility,
                 Refunding, Series C, MBIA Insured, 5.50%, 11/15/12 ..........................................          705,565
   1,500,000    Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 07/01/15 ...........        1,458,600
   1,000,000    Oregon State Department of Administrative Services, Series A, MBIA Insured, 5.70%, 05/01/17 ..        1,009,890
   1,000,000    Port of Portland International Airport Revenue, Portland International Airport, Series 11, FGIC
                 Insured, 5.625%, 07/01/26 ...................................................................          971,260
   6,025,000    Portland Hospital Facilities Authority Hospital Revenue, Refunding, Legacy Health System, Series A,
                 AMBAC Insured, 6.70%, 05/01/21 ..............................................................        6,538,149
                Oregon (cont.)
                Washington County Unified Sewer Agency Revenue,
 $ 1,000,000        Refunding, Senior Lien, Series A, AMBAC Insured, 6.125%, 10/01/12 ........................     $  1,059,810
   1,845,000        Senior Lien, FGIC Insured, 5.50%, 10/01/16 ...............................................        1,857,472
   1,000,000        Subordinated Lien, Series 1, AMBAC Insured, 6.125%, 10/01/12 .............................        1,059,810
   3,000,000    Western Lane Hospital District, Hospital Facilities Authority Revenue, Sister/St. Joseph Peace,
                 Health and Hospital Services, MBIA Insured, 5.875%, 08/01/12 ................................        3,115,020
                                                                                                                     ----------
                                                                                                                     31,504,043
                                                                                                                     ----------
                Pennsylvania 2.4%
   2,000,000    Beaver County, Series A, MBIA Insured, 5.90%, 10/01/26 .......................................        2,043,880
   3,900,000    Butler County Hospital Authority Revenue, North Hills Passavant Hospital, FSA Insured, 7.00%,
                 06/01/22 ....................................................................................        4,210,791
   5,000,000    Cambria County Hospital Development Authority Revenue, Refunding and Improvement,
                 Conemaugh Valley Hospital, Series B, Connie Lee Insured, 6.375%, 07/01/18 ...................        5,217,450
   3,000,000    Dauphin County Hospital Authority Revenue, Refunding, Harrisburg Hospital, MBIA Insured, 8.25%
                 07/01/14.....................................................................................        3,094,320
   1,500,000    Delaware River Port Authority, Pennsylvania and New Jersey Delaware River Bridges Revenue,
                 Refunding, AMBAC Insured, 7.375%, 01/01/07 ..................................................        1,605,990
     200,000    Exeter Township School District, FGIC Insured, Pre-Refunded, 6.50%, 05/15/06 .................          218,812
     100,000    Lehigh County General Purpose Authority Revenues, Hospital Healtheast, Inc., Series A,
                 Refunding, MBIA Insured, 7.00%, 07/01/15 ....................................................          106,850
   8,000,000    Montgomery County IDAR, PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21       8,615,840
     500,000    Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
                 09/01/19 ....................................................................................          532,030
     100,000    Pennsylvania State Higher Educational Facilities Authority, College and University Revenues,
                 Hahnemann University Project, MBIA Insured, Pre-Refunded, 7.20%, 07/01/19 ...................          108,728
   2,740,000    Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement, Series B,
                 MBIA Insured, 8.00%, 11/01/09 ...............................................................        2,873,602
                Pennsylvania State Turnpike Commission Revenue,
     500,000        Refunding, Series P, AMBAC Insured, 6.00%, 12/01/17 ......................................          515,850
   2,500,000        Series K, MBIA Insured, Pre-Refunded, 7.50%, 12/01/12 ....................................        2,759,150
   4,000,000    Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%, 06/15/25   4,107,080
   1,000,000    Philadelphia Water and Waste Water Revenue, Refunding, FSA Insured, 5.50%, 06/15/15 ..........          984,060
      90,000    Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%,
                 09/01/14 ....................................................................................          106,155
   2,000,000    Quaker Valley School District, FGIC Insured, 5.70%, 01/15/19 .................................        2,013,680
      10,000    Scranton-Lackawanna Health and Welfare Authority Revenue, Community Medical Center Project,
                 MBIA Insured, 7.875%, 07/01/10 ..............................................................           10,607
   1,000,000    South Fork Municipal Authority, Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
                 Series A, MBIA Insured, 5.75%, 07/01/26 .....................................................        1,000,730
                                                                                                                     ----------
                                                                                                                     40,125,605
                                                                                                                     ----------
                Rhode Island 1.5%
   2,100,000    Kent County Water Authority, General Revenue, Series A, MBIA Insured, 6.35%, 07/15/14 ........        2,252,880
   5,000,000    Providence PBA General Revenue, Series A, FSA Insured, Pre-Refunded, 7.25%, 12/15/10 .........        5,603,250
     350,000    Rhode Island Convention Center Authority Revenue, Series A, MBIA Insured, Pre-Refunded, 6.65%,
                 05/15/12 ....................................................................................          385,665
   3,335,000    Rhode Island Health and Education Building Authority, Series A, FSA Insured, Pre-Refunded,
                 7.50%, 09/15/19 .............................................................................        3,664,765
                Rhode Island Health and Educational Building Corp. Revenue, Higher Educational Facilities,
                 Connie Lee Insured,
   3,000,000        6.30%, 03/15/20 ..........................................................................        3,108,720
   2,000,000        Roger Williams Facility, Pre-Refunded, 7.25%, 11/15/24 ...................................        2,353,900
                Rhode Island (cont.)
 $ 2,000,000    Rhode Island Port Authority and Economic Development Corp. Revenue, Shepard Building Project,
                 Series B, AMBAC Insured, 6.75%, 06/01/25 ....................................................     $  2,179,420
     250,000    Rhode Island State, Refunding, Series A, FGIC Insured, 6.25%, 06/15/07 .......................          271,205
   3,000,000    Rhode Island State Health and Educational Building Corp. Revenue, Lifespan Obligation Group,
                 Refunding, MBIA Insured, 5.75%, 05/15/23 ....................................................        3,012,750
   2,000,000    West Warwick GO, MBIA Insured, Pre-Refunded, 7.25%, 09/01/11 .................................        2,279,220
                                                                                                                     ----------
                                                                                                                     25,111,775
                                                                                                                     ----------
                South Carolina 0.5%
     250,000    Charleston Waterworks and Sewer Revenue, Refunding and Improvement, AMBAC Insured,
                 6.00%, 01/01/16 .............................................................................          258,730
   2,910,000    Cherokee County COP, Peachtree Centre Project, FSA Insured, 7.05%, 09/01/11 ..................        3,214,852
     250,000    Edgefield County School District, Refunding, FSA Insured, 8.50%, 02/01/01 ....................          287,363
     200,000    North Charleston Sewer District Revenue, MBIA Insured, Pre-Refunded, 7.75%, 08/01/18 .........          214,782
     200,000    Piedmont Municipal Power Agency, South Carolina Electric Revenue, Refunding, FGIC Insured,
                 6.25%, 01/01/21 .............................................................................          219,482
   3,000,000    Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program, Series A,
                 FSA Insured, ETM, 7.125%, 07/01/17 ..........................................................        3,364,260
                                                                                                                     ----------
                                                                                                                      7,559,469
                                                                                                                     ----------
                South Dakota 0.7%
   4,800,000    Grant County PCR, Refunding, MBIA Insured, 5.90%, 06/01/23 ...................................        4,830,576
   2,000,000    Lawrence County COP, Courthouse, FSA Insured, 7.65%, 07/01/10 ................................        2,202,540
   2,345,000    Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 09/01/08 ...........................        2,368,708
   2,720,000    South Dakota State Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 .....................        3,101,507
      20,000    South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding, Series A,
                 MBIA Insured, 5.50%, 04/01/17 ...............................................................           19,454
                                                                                                                     ----------
                                                                                                                     12,522,785
                                                                                                                     ----------
                Tennessee 0.3%
   1,450,000    Greater Tennessee Housing Assistance Corp., Mortgage Revenue, Refunding, Series A,
                 MBIA Insured, 6.00%, 07/01/24 ...............................................................        1,459,686
     200,000    Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 07/01/15 ....          215,108
   3,450,000    Trenton Special School District, AMBAC Insured, 5.75%, 11/01/20 ..............................        3,493,574
                                                                                                                     ----------
                                                                                                                      5,168,368
                                                                                                                     ----------
                Texas 9.2%
                Austin Combined Utility System Revenue,
   1,000,000        MBIA Insured, Pre-Refunded, 8.625%, 11/15/17 .............................................        1,186,520
      50,000        Refunding, Series A, FGIC Insured, 6.00%, 05/15/15 .......................................           50,806
   3,000,000        Series A, MBIA Insured, Pre-Refunded, 8.00%, 11/15/16 ....................................        3,403,110
   3,750,000    Bexar County HFC Revenue, GNMA Secured, Series A, 8.20%, 04/01/22 ............................        3,958,725
                Brazos River Authority Revenue, Refunding, Houston Light and Power Co. Project,
   2,000,000        Series A, AMBAC Insured, 6.70%, 03/01/17 .................................................        2,160,360
   3,360,000        Series D, FGIC Insured, 7.75%, 10/01/15 ..................................................        3,590,160
  12,230,000    Coastal Bend Health Facilities Development Corp., Series B, AMBAC Insured, 6.30%, 01/01/17 ...       12,835,997
     800,000    Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ..............................................          839,520
     790,000    East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10 .............................          836,262
   1,520,000    Faulkey Gully MUD, Refunding, Waterworks and Sewerage System, AMBAC Insured, 6.625%
                 03/01/07 ....................................................................................        1,635,490
                Fort Bend County Levee Improvement District No. 011, AMBAC Insured, 6.00%,
   1,395,000        09/01/21..................................................................................        1,428,494
   1,495,000        09/01/22..................................................................................        1,530,895
   1,610,000        09/01/23..................................................................................        1,654,114
                Texas (cont.)
$  2,700,000    Grand Prairie Health Facilities, Refunding, Dallas/Fort Worth Medical Center Project,
                 AMBAC Insured, 6.875%, 11/01/10 .............................................................     $  3,033,423
   1,500,000    Harris County GO, Criminal Justice Center, FGIC Insured, 5.625%, 10/01/23 ....................        1,486,635
   2,350,000    Harris County Hospital District Mortgage Revenue, Refunding, AMBAC Insured, 7.40%, 02/15/10 ..        2,817,744
   3,000,000    Harris County Public Facilities Corp., Detention Facility Mortgage Revenue, MBIA Insured,
                 Pre-Refunded, 7.80%, 12/15/11 ...............................................................        3,257,520
                Harris County Toll Road,
      35,000        Series A, FGIC Insured, 6.50%, 08/15/11 ..................................................           37,904
   1,580,000        Series A, Senior Lien, AMBAC Insured, 6.50%, 08/15/17 ....................................        1,699,353
     240,000        Series B, Senior Lien, AMBAC Insured, 6.625%, 08/15/17 ...................................          246,382
                Houston Airport System Revenue, Subordinated Lien, FGIC Insured,
   2,500,000        Series A, 6.75%, 07/01/21 ................................................................        2,653,075
   1,000,000        Series B, 6.625%, 07/01/22 ...............................................................        1,068,040
                Houston Water and Sewer System Revenue, Refunding, Junior Lien, Series C,
     935,000        AMBAC Insured, 6.375%, 12/01/17 ..........................................................        1,000,076
      65,000        AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 ............................................           71,490
     500,000        MBIA Insured, 5.75%, 12/01/15 ............................................................          506,170
   6,380,000        MBIA Insured, 6.375%, 12/01/22 ...........................................................        6,776,836
   1,620,000        MBIA Insured, Pre-Refunded, 6.375%, 12/01/22 .............................................        1,797,082
   1,600,000    Lower Colorado River Authority Revenue, Refunding, MBIA Insured, Pre-Refunded, 7.625%,
                 1/01/16......................................................................................        1,683,328
   1,110,000    Lubbock HFC, SFMR, Refunding, Mortgage Extension Program, Series B, MBIA Insured, 8.875%,
                 12/01/12 ....................................................................................        1,117,093
                Matagorda County Navigation District No. 1,
     200,000        PCR, Central Power and Light Co. Project, AMBAC Insured, 7.50%, 12/15/14 .................          220,284
  12,850,000        PCR, Refunding, Central Power and Light Co. Project, Series E, MBIA Insured, 6.10%, 07/01/28     13,188,469
   2,000,000        Refunding, Houston Light and Power Co., Series C, FGIC Insured, 7.125%, 07/01/19 .........        2,142,620
     100,000        Refunding, Houston Light and Power Co., Series E, FGIC Insured, 7.20%, 12/01/18 ..........          108,186
   2,000,000    North Central Health Facility Development Corp. Revenue, Refunding, Presbyterian Health Care
                 Project, Series A, MBIA Insured, Pre-Refunded, 8.875%, 12/01/15 .............................        2,115,000
   6,000,000    Palo Duro River Authority, Refunding, FSA Insured, 6.375%, 08/01/08 ..........................        6,178,980
   3,250,000    Sabine River Authority, PCR, Refunding, Collateralized, Texas Utilities Electric Co. Project,
                 FGIC Insured, 6.55%, 10/01/22 ...............................................................        3,475,908
   9,900,000    San Antonio Electric and Gas System Revenue, Series A, FGIC Insured, Pre-Refunded, 8.00%,
                 02/01/16.....................................................................................       10,475,784
   5,200,000    San Antonio Water Revenue, Refunding, MBIA Insured, 6.50%, 05/15/10 ..........................        5,637,164
   2,500,000    San Patricio County COP, MBIA Insured, 6.60%, 04/01/07 .......................................        2,689,875
   1,095,000    Smithville HDC Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
                 6.40%, 01/01/22 .............................................................................        1,113,889
   1,170,000    Southeast HDC Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 01/01/24 ..........        1,206,399
   3,250,000    Tarrant County HFC, Health System Revenue, Harris Methodist Health System, MBIA Insured,
                 6.00%, 09/01/24 .............................................................................        3,327,838
   8,760,000    Tarrant County HFC, SFMR, GNMA Secured, Series A, 8.00%, 07/01/21 ............................        9,234,529
                Texas Health Facilities Development Corp. Hospital Revenue, Refunding,
   2,500,000        All Saints Episcopal Hospitals, Series B, MBIA Insured, 6.25%, 08/15/22 ..................        2,626,900
   4,885,000        All Saints Episcopal Hospitals, Series B, MBIA Insured, 6.375%, 08/15/23 .................        5,160,270
   2,000,000        Cook-Fort Worth Medical Center Project, FGIC Insured, Pre-Refunded, 8.125%, 06/01/18 .....        2,141,700
                Texas State Turnpike Authority Revenue, Dallas North Tollway,
      50,000        FGIC Insured, Pre-Refunded, 7.125%, 01/01/15 .............................................           52,425
   7,250,000        Refunding, AMBAC Insured, 5.00%, 01/01/20 ................................................        6,657,893
   5,975,000    Texas Water Resources Financial Authority Revenue, AMBAC Insured, 7.50%, 08/15/13 ............        6,355,428

                Texas (cont.)
 $ 3,630,000    Travis County HFC, SFMR, GNMA Secured, 8.20%, 04/01/22 .......................................     $  3,761,442
   1,965,000    Webb County GO, Limited Tax, FSA Insured, Pre-Refunded, 7.25%, 02/15/09 ......................        2,081,367
                                                                                                                     ----------
                                                                                                                    154,314,954
                                                                                                                     ----------
                Utah 1.6%
                Intermountain Power Agency, Power Supply Revenue, Refunding, AMBAC Insured,
   4,680,000        Series A, 5.50%, 07/01/20 ................................................................        4,553,734
   2,000,000        Series 1987-C, Pre-Refunded, 8.375%, 07/01/12 ............................................        2,070,620
   6,300,000        Series 1987-D, Pre-Refunded, 8.375%, 07/01/12 ............................................        6,523,461
   6,230,000    Intermountain Power Agency, Special Obligation, Refunding, Fifth Crossover Series, FGIC Insured,
                 7.00%, 07/01/15 .............................................................................        6,403,817
      40,000    Provo Electric System Revenue, Refunding, Series 1984-A, AMBAC Insured, ETM, 10.375%,
                 09/15/15 ....................................................................................           57,076
   1,080,000    Utah State Board of Regents, Student Loan Revenue, Series H, AMBAC Insured, 6.70%, 11/01/15 ..        1,121,720
     660,000    Utah State Municipal Finance Corp., Local Government Revenue, St. George Water, FGIC Insured,
                 Pre-Refunded, 6.90%, 06/01/08 ...............................................................          728,600
   2,935,000    Washington County Water Conservancy District, MBIA Insured, 8.20%, 02/01/18 ..................        3,040,455
                Weber County Municipal Building Authority, Lease Revenue, FSA Insured, Pre-Refunded, 7.20%,
     825,000        06/01/05..................................................................................          879,104
     875,000        06/01/06 .................................................................................          932,383
     950,000        06/01/07..................................................................................        1,012,301
                                                                                                                     ----------
                                                                                                                     27,323,271
                                                                                                                     ----------
                Vermont 0.6%
   2,205,000    Vermont COP, MBIA Insured, 7.25%, 06/15/11 ...................................................        2,383,583
   6,630,000    Vermont Home Mortgage, Series 1989-B, MBIA Insured, 7.60%, 12/01/24 ..........................        6,937,566
   1,000,000    Vermont Municipal Bond Bank, Series 2, FSA Insured, 6.25%, 12/01/19 ..........................        1,046,650
                                                                                                                     ----------
                                                                                                                     10,367,799
                                                                                                                     ----------
                Virginia 1.1%
   9,850,000    Chesapeake Bay Bridge and Tunnel Commission, Virginia District Revenue, Refunding,
                 General Resolution, MBIA Insured, 5.75%, 07/01/25 ...........................................        9,835,324
   5,000,000    Chesapeake IDA, Public Facilities, Lease Revenue, Chesapeake Jail Project, MBIA Insured,
                 6.00%, 06/01/12..............................................................................        5,226,550
   1,000,000    Danville IDA, Hospital Revenue, Danville Regional Medical Center, Refunding, FGIC Insured,
                 6.50%, 10/01/24 .............................................................................        1,070,390
   3,405,000    Hampton Roads Regional Jail Authority, Regional Jail Facilities Revenue, Series A, MBIA Insured,
                 5.00%, 07/01/28 .............................................................................        3,099,912
                                                                                                                     ----------
                                                                                                                     19,232,176
                                                                                                                     ----------
                Washington 6.9%
   5,700,000    Benton County PUD No. 001, Electric Revenue, Refunding, AMBAC Insured, 6.75%, 11/01/11 .......        6,172,587
   2,000,000    Clallam County PUD No. 001, Electric Revenue, Refunding, AMBAC Insured, 6.50%, 01/01/08 ......        2,175,500
     900,000    Douglas County PUD No. 001, Electric Distribution System Revenue, MBIA Insured, 6.00%, 01/01/15         937,179
     850,000    Everett COP, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 04/01/09 ..........................          941,044
                Grant County PUD No. 002, Wanapum Hydro-Electric Revenue, Second Series,
   3,065,000        Series A, MBIA Insured, 5.625%, 01/01/26 .................................................        3,002,627
   2,000,000        Series B, AMBAC Insured, 6.75%, 01/01/23 .................................................        2,136,100
   2,245,000    Grays Harbor County PUD No. 001, Electric Revenue, Refunding, AMBAC Insured, 7.10%,
                 01/01/06.....................................................................................        2,334,239
   1,500,000    King County Public Hospital District No. 001, Hospital Facilities Revenue, Valley Medical Center,
                 AMBAC Insured, 7.25%, 09/01/15 ..............................................................        1,639,635
   3,375,000    King County School District No. 411, Issaquah, Refunding, AMBAC Insured, Pre-Refunded, 6.50%,
                 12/01/09.....................................................................................        3,721,714
                Washington (cont.)
$  3,000,000    King County Sewer, MBIA Insured, 6.125%, 01/01/33 ............................................     $  3,089,220
   1,015,000    Kitsap County School District No. 100-C, Refunding, MBIA Insured, 6.60%, 12/01/08 ............        1,103,478
   2,105,000    Kittitas County School District No. 404, AMBAC Insured, Pre-Refunded, 6.80%, 12/01/11 ........        2,323,520
                Klickitat County PUD No. 001, Electric Revenue, FGIC Insured,
   1,000,000        5.65%, 10/01/15 ..........................................................................        1,005,820
   1,000,000        5.75%, 10/01/27 ..........................................................................        1,005,790
   1,040,000    Mason County School District No. 402, Pioneer, MBIA Insured, 6.60%, 12/01/11 .................        1,142,097
   2,000,000    Port of Longview, Cowlitz County, Airport and Marina Improvements, MBIA Insured, 6.00%,11/01/15       2,096,860
   2,890,000    Seatac Storm Water Revenue, MBIA Insured, 6.50%, 12/01/13 ....................................        3,107,646
  11,000,000    Seattle Metropolitan Sewer System Revenue, Series W, MBIA Insured, 6.30%, 01/01/33 ...........       11,417,780
   4,250,000    Snohomish County PUD No. 001, Electric Revenue, Generation System, FGIC Insured, ETM,
                 6.65%, 01/01/16 .............................................................................        4,743,468
   5,000,000    Spokane Public Facilities District, Hotel, Motel and Sales Use Tax Revenue, Multi-Purpose Arena
                 Project, AMBAC Insured, 6.50%, 01/01/18 .....................................................        5,301,050
                Tacoma Electric System Revenue,
   6,000,000        AMBAC Insured, Pre-Refunded, 8.00%, 01/01/11 .............................................        6,328,020
     500,000        Refunding, AMBAC Insured, 6.25%, 01/01/11 ................................................          532,480
   6,190,000        Refunding, FGIC Insured, 6.25%, 01/01/15 .................................................        6,492,815
   1,305,000    Thurston and Pierce Counties, Community Schools, Series B, AMBAC Insured, 6.65%, 12/01/09 ....        1,412,075
                Washington Public Power Supply System, Nuclear Project No. 1 Revenue,
     500,000        Refunding, Series A, MBIA Insured, 6.25%, 07/01/17 .......................................          509,930
   4,420,000        Refunding, Series B, FGIC Insured, Pre-Refunded, 7.25%, 07/01/12 .........................        4,896,034
   2,500,000        Refunding, Series C, FGIC Insured, Pre-Refunded, 7.75%, 07/01/08 .........................        2,807,550
   1,465,000        Series A, MBIA Insured, Pre-Refunded, 7.50%, 07/01/15 ....................................        1,600,806
   2,200,000        Series A, MBIA Insured, Pre-Refunded, 7.50%, 07/01/15 ....................................        2,403,940
     100,000    Washington Public Power Supply System Revenue, Nuclear Project No. 3, Refunding, Series A,
                 MBIA Insured, Pre-Refunded, 7.25%, 07/01/16 .................................................          108,721
                Washington State Health Care Facilities Authority Revenue,
   1,000,000        Franciscan Health System, MBIA Insured, Pre-Refunded, 7.70%, 01/01/13 ....................        1,042,970
   5,000,000        Mason Medical Center, MBIA Insured, 8.00%, 07/01/15 ......................................        5,160,900
   3,250,000        Swedish Hospital Medical Center, AMBAC Insured, 6.30%, 11/15/22 ..........................        3,375,905
   2,895,000    Washington State HFA, Series A, GNMA Secured, 7.70%, 07/01/32 ................................        3,009,787
                Western Washington University Revenue, Housing and Dining System, MBIA Insured,
   3,000,000        6.375%, 10/01/22 .........................................................................        3,145,050
   1,050,000        Refunding, 6.70%, 10/01/11 ...............................................................        1,114,176
   3,500,000        Refunding, 6.375%, 10/01/21 ..............................................................        3,620,715
   6,130,000        Refunding, 6.40%, 10/01/24 ...............................................................        6,500,436
   2,000,000    Whatcom County School District No. 501, Bellingham, FGIC Insured, 6.125%, 12/01/13 ...........        2,116,440
     350,000    Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 06/01/19 ...........          366,965
                                                                                                                     ----------
                                                                                                                    115,943,069
                                                                                                                     ----------
                West Virginia 1.9%
  11,560,000    Harrison County, Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C,
                 AMBAC Insured, 6.75%, 08/01/24 ..............................................................       12,465,726
   1,000,000    Monongalia County Building Community Hospital Revenue, Refunding, Monongalia General
                 Hospital, Series B, MBIA Insured, 6.50%, 07/01/17 ...........................................        1,047,370
                South Charleston Hospital Revenue, Refunding, Herbert J. Thomas Memorial Hospital, MBIA Insured,
                 Pre-Refunded, 8.00%,
   3,060,000        10/01/04..................................................................................        3,306,973
   2,400,000        10/01/10 .................................................................................        2,593,704
     300,000    West Virginia School Building Authority Revenue, Capital Improvement, Series B, MBIA Insured,
                 Pre-Refunded, 6.75%, 07/01/17 ...............................................................          327,714
                West Virginia (cont.)
$  2,000,000    West Virginia State HDA, SFMR, MBIA Insured, 7.40%, 11/01/11 .................................     $  2,055,320
   2,000,000    West Virginia State Hospital Finance Authority Revenue, Monongalia General Hospital Project,
                 MBIA Insured, Pre-Refunded, 8.60%, 07/01/17 .................................................        2,032,480
   2,250,000    West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 04/01/12 ............        2,359,755
                West Virginia State Water Development Authority Revenue, FSA Insured,
   3,000,000        Loan Program II, Series B, Pre-Refunded, 7.50%, 11/01/29 .................................        3,303,780
   2,750,000        Refunding, Loan Program, Series A, 7.00%, 11/01/25 .......................................        2,979,928
                                                                                                                     ----------
                                                                                                                     32,472,750
                                                                                                                     ----------
                Wisconsin 1.0%
     500,000    Holmen School District, Series A, AMBAC Insured, 6.25%, 10/01/10 .............................          528,375
                Lake County School District GO, Refunding, AMBAC Insured, 6.35%,
     850,000        04/01/11 .................................................................................          889,500
     900,000        04/01/12 .................................................................................          948,474
   3,000,000    Superior Limited Obligation Revenue, Refunding, Midwest Energy Resources, Series E, FGIC
                 Insured, 6.90%, 08/01/21 ....................................................................        3,537,660
                Wisconsin Health Educational Revenue, Series A, FSA Insured, 7.50%,
   2,000,000        01/15/09..................................................................................        2,122,640
   1,965,000        Community Provider Program, 01/15/04 .....................................................        2,100,015
                Wisconsin Health Facilities Authority Revenue,
   2,000,000        Meriter Hospital, Inc., FGIC Insured, Pre-Refunded, 8.375%, 12/01/09 .....................        2,107,780
   4,000,000        Milwaukee Psychiatric Hospital, MBIA Insured, 7.30%, 04/01/12 ............................        4,086,600
     500,000    Wisconsin State Health and Educational Facilities Authority Revenue, Refunding, Series AA,
                 MBIA Insured, 6.25%, 06/01/20 ...............................................................          517,265
                                                                                                                     ----------
                                                                                                                     16,838,309
                                                                                                                     ----------
                Wyoming 1.2%
     500,000    Gillette Health Facilities Revenue, Lutheran Hospital and Home Society, Refunding, MBIA Insured,
                 5.90%, 01/01/16 .............................................................................          511,570
   7,135,000    Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC Insured,
                 6.00%, 09/15/24 .............................................................................        7,296,536
   2,245,000    University of Wyoming, University Facilities Revenues, MBIA Insured, 7.10%, 06/01/10 .........        2,375,704
   1,525,000    Worland GO, Refunding, AMBAC Insured, 5.30%, 06/01/12 ........................................        1,485,991
   6,750,000    Wyoming CDA, AMBAC Insured, 6.00%, 06/01/23 ..................................................        6,775,313
   2,000,000    Wyoming Municipal Power Agency, Power Supply System Revenue, Refunding, Series A,
                 MBIA Insured, 6.125%, 01/01/16 ..............................................................        2,080,980
                                                                                                                     ----------
                                                                                                                     20,526,094
                                                                                                                     ----------
                      Total Long Term Investments (Cost $1,561,576,153) ......................................    1,659,282,171
                                                                                                                     ----------
                aShort Term Investments0.1%
     500,000    Delta County Michigan Economic Development Corp., Environmental Improvement Revenue,
                 Refunding, Mead Escanaba Paper, Series C, Bank of Nova Scotia Insured, Daily VRDN and Put,
                 3.45%, 12/01/23 .............................................................................          500,000
   1,100,000    Massachusetts Health and Educational Facilities Authority Revenue, Capital Assets Program,
                 Series D, MBIA Insured, Daily VRDN and Put, 3.45%, 01/01/35 .................................        1,100,000
                                                                                                                     ----------
                      Total Short Term Investments (Cost $1,600,000) .........................................        1,600,000
                                                                                                                     ----------
                          Total Investments (Cost $1,563,176,153)98.7% .......................................    1,660,882,171
                          Other Assets and Liabilities, Net1.3%...............................................       22,726,480
                                                                                                                     ----------
                          Net Assets100.0% ...................................................................   $1,683,608,651
                                                                                                                     ==========




                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,563,176,153 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ...............................................................    $  98,083,954
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value .............................................................         (377,936)
                                                                                                                     ----------
                  Net unrealized appreciation ................................................................    $  97,706,018
                                                                                                                     ==========


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Agency
COP      - Certificate of Participation
EDA      - Economic Development Authority
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Agency
FSA      - Financial Security Assistance
GAC      - Government Assistance Corp.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFA      - Housing Finance Agency/Authority
HFAR     - Housing Finance Agency Revenue
HFC      - Housing Finance Corp.
HMR      - Housing Mortgage Revenue
IDA      - Industrial Development Authority

IDAR     - Industrial Development Authority Revenue
IDB      - Industrial Development Board
IDR      - Industrial Development Revenue
L. P.    - Limited Partnership
MAC      - Municipal Assistance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MUD      - Municipal Utility District
PBA      - Public Building Authority
PCR      - Pollution Control Revenue
PUD      - Public Utility District
RDA      - Redevelopment Agency
RMR      - Residential Mortgage Revenue
SFMR     - Single Family Mortgage Revenue
UHSD     - Unified High School District
USD      - Unified School District

aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).
bSee Note 1(i) regarding securities purchased on a when-issued basis.
cSee Note 1(c) regarding uninsured securities collateralized by U.S. government securities.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997


    Face                                                                                                               Value
   Amount       Franklin Massachusetts Insured Tax-Free Income Fund                                                  (Note 1)

                Long Term Investments 95.0%
$  2,700,000    Ashburnham & Westminister, Regional School District, MBIA Insured, 6.00%, 12/15/13 ............     $ 2,792,718
                Attleboro Municipal Purpose GO, AMBAC Insured, 6.00%,
   1,045,000        07/01/11 ..................................................................................       1,105,255
   1,045,000        07/01/12 ..................................................................................       1,095,818
     685,000        07/01/13 ..................................................................................         718,312
     755,000        07/01/14 ..................................................................................         788,892
                Blackstone-Milville School District, AMBAC Insured, 6.50%,
     705,000        05/01/08 ..................................................................................         762,740
     750,000        05/01/09 ..................................................................................         807,870
     795,000        05/01/10 ..................................................................................         854,466
  11,730,000    Boston Hospital Revenue, Refunding, Series B, FHA, MBIA Insured, 5.75%, 02/15/23 ..............      11,751,114
                Boston Water and Sewage Commission, General Revenue,
   3,000,000        Series A, MBIA Insured, 7.25%, 11/01/06 ...................................................       3,194,640
   1,400,000        cSeries A, Pre-Refunded, 7.10%, 11/01/19 ..................................................       1,527,834
   1,095,000    Central Berkshire GO, School District, MBIA Insured, 7.25%, 06/01/08 ..........................       1,190,834
   2,000,000    Fall River School Project, MBIA Insured, Pre-Refunded, 7.20%, 06/01/10 ........................       2,251,620
   1,650,000    Framingham Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A,
                 GNMA Secured, 6.65%, 02/20/32.................................................................       1,691,597
                Greenfield GO, MBIA Insured, 6.50,
     500,000        10/15/08 ..................................................................................         541,060
     500,000        10/15/09 ..................................................................................         538,905
   1,000,000    Holyoke GO, School Project Loans, MBIA Insured, Pre-Refunded, 8.05%, 06/15/04 .................       1,188,740
                Hudson GO, MBIA Insured, 6.00%,
     250,000        05/15/13 ..................................................................................         262,768
     240,000        05/15/14 ..................................................................................         251,189
                Lenox GO, Refunding, AMBAC Insured,
   1,000,000        6.60%, 10/15/11 ...........................................................................       1,074,160
     500,000        6.625%, 10/15/15 ..........................................................................         536,520
     450,000    Leominster GO, Series 1990, MBIA Insured, Pre-Refunded, 7.50%, 04/01/09 .......................         499,595
                Lowell GO, AMBAC Insured, 5.50%,
   3,070,000        12/15/13...................................................................................       3,070,000
   3,255,000        12/15/14...................................................................................       3,236,447
     825,000        12/15/15...................................................................................         823,655
                Ludlow GO, School Project, Limited Tax, MBIA Insured,
     210,000        7.30%, 11/01/07 ...........................................................................         250,081
     210,000        7.30%, 11/01/08 ...........................................................................         250,814
     210,000        7.40%, 11/01/09 ...........................................................................         253,079
   4,000,000    Lynn Water and Sewer General Revenue, Series A, MBIA Insured, Pre-Refunded, 7.25%,
                 12/01/10 .....................................................................................       4,478,800
   2,000,000    Mansfield GO, AMBAC Insured, 6.70%, 01/15/11 ..................................................       2,170,080
                Martha's Vineyard, Regional High School District No. 100, AMBAC Insured,
     830,000        6.55%, 12/15/10 ...........................................................................         914,228
     725,000        6.60%, 12/15/11 ...........................................................................         798,414
     880,000        6.65%, 12/15/12 ...........................................................................         972,488
     210,000        6.70%, 12/15/14 ...........................................................................         231,882
   2,000,000    Mashpee GO, MBIA Insured, 5.50%, 02/01/17 .....................................................       1,999,880
     500,000    Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12 ......................................         535,075
                Massachusetts Bay Transportation Authority,
   2,500,000        COP, MBIA Insured, 7.75%, 01/15/06 ........................................................       3,025,000
   3,000,000        cGeneral Transportation System, Series A, Pre-Refunded, 7.75%, 03/01/13 ...................       3,174,750
   1,970,000        General Transportation System, Series B, AMBAC Insured 5.375%, 03/01/25 ...................       1,891,574
   2,050,000    Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%, 01/01/09      2,166,666

                Massachusetts GO,
$  1,000,000        Commonwealth, Series A, FGIC Insured, Pre-Refunded, 7.25%, 03/01/09 .......................     $ 1,101,000
     800,000        Commonwealth, Series C, AMBAC Insured, Pre-Refunded, 6.75%, 08/01/09 ......................         889,416
   1,000,000        Commonwealth, Series C, FSA Insured, Pre-Refunded, 7.00%, 12/01/10 ........................       1,094,050
                Massachusetts Health and Educational Facilities Authority Revenue,
     750,000        Addison Gilbert, Series C, MBIA Insured, 5.75%, 07/01/23 ..................................         749,925
   1,500,000        Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 07/01/15 ..............       1,539,330
     475,000        Bay State Medical Center, Series E, FSA Insured, 6.00%, 07/01/26 ..........................         482,757
   1,250,000        Bentley College, Series I, MBIA Insured, 6.125%, 07/01/17 .................................       1,284,325
   2,000,000        Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 7.50%, 10/01/08 ............       2,149,520
   1,500,000        Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 6.75%, 10/01/19 ............       1,566,855
   5,500,000        Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ..........................       5,655,760
   1,900,000        Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 07/01/13 ...............       2,051,031
   4,000,000        Beverly Hospital, Lot 2, Series D, MBIA Insured, Pre-Refunded, 7.30%, 07/01/19 ............       4,357,920
   2,250,000        Boston College, Series J, FGIC Insured, 6.625%, 07/01/21 ..................................       2,417,580
     500,000        Brigham and Women's Hospital, Series C, MBIA Insured, 7.00%, 06/01/18 .....................         532,580
   1,000,000        Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 07/01/23 ................         945,450
   2,200,000        Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 ..................       2,258,608
   1,000,000        Community College Program, Series A, Connie Lee Insured, 6.50%, 10/01/09 ..................       1,084,250
   3,250,000        Community College Program, Series A, Connie Lee Insured, 6.60%, 10/01/22 ..................       3,361,085
   5,595,000        Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 .......................       5,490,262
   6,600,000        Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 .......................       6,413,946
   1,000,000        Dana-Farber Cancer Institute, Series F, Refunding, FGIC Insured, 6.00%, 12/01/15 ..........       1,029,330
   6,955,000        Emerson Hospital, Series D, FSA Insured, 5.80%, 08/15/18 ..................................       7,020,447
  26,730,000        Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 07/01/23 .....................      25,515,656
   2,500,000        Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 07/01/15 .......       2,568,900
  11,465,000        Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 07/01/20 ..................      11,785,332
   5,400,000        Milton Hospital, Series B, MBIA Insured, 7.00%, 07/01/16 ..................................       5,838,696
   6,500,000        Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 08/15/24 ............................       6,805,630
   1,895,000        New England Medical Center Hospitals, Series D, AMBAC Insured, 6.875%, 04/01/22 ...........       2,070,250
   4,030,000        Newton-Wellesley Hospital, Series D, MBIA Insured, Pre-Refunded, 7.00%, 07/01/15 ..........       4,482,811
   1,300,000        Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 07/01/18 ........................       1,325,922
   6,750,000        Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 07/01/25 ........................       6,858,270
   1,250,000        Northeastern University, Series D, AMBAC Insured, 7.125%, 10/01/10 ........................       1,377,988
   3,900,000        Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ..........................       4,167,189
   1,280,000        Refunding, McLean Hospital, Series C, FGIC Insured, 6.625%, 07/01/15 ......................       1,385,702
     890,000        Stonehill College, Refunding, Series E, MBIA Insured, 6.55%, 07/01/12 .....................         958,263
   3,000,000        Stonehill College, Refunding, Series E, MBIA Insured, 6.60%, 07/01/20 .....................       3,212,370
   1,025,000        Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.65%, 07/01/10 .................       1,149,650
     515,000        Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.70%, 07/01/20 .................         578,417
   1,690,000        Stonehill College, Series F, AMBAC Insured, 5.75%, 07/01/26 ...............................       1,701,019
   3,000,000        Suffolk University, Series B, Connie Lee Insured, 6.35%, 07/01/22 .........................       3,089,790
   5,000,000        Tufts University, FGIC Insured, 5.95%, 08/15/18 ...........................................       5,102,100
   1,500,000        University Hospital, Series C, MBIA Insured, 7.25%, 07/01/19 ..............................       1,639,035
   1,820,000        Wentworth Institute of Technology, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 04/01/10 .       2,015,395
   3,000,000        Wheaton College, Series B, FSA Insured, Pre-Refunded, 7.25%, 07/01/19 .....................       3,265,140
   2,750,000        Worcester Polytech Institute, MBIA Insured, Pre-Refunded, 6.625%, 09/01/17 ................       2,973,768
   4,395,000    Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue, Series D,
                 MBIA Insured, 6.125%, 07/01/19 ...............................................................       4,518,324
                Massachusetts State GO,
   2,335,000        Series B, AMBAC Insured, Pre-Refunded, 6.50%, 08/01/11 ....................................       2,572,796
   1,665,000        Series B, AMBAC Insured, 6.50%, 08/01/11 ..................................................       1,798,966
   1,145,000        Series B, MBIA Insured, Pre-Refunded, 6.50%, 08/01/11 .....................................       1,261,607
     855,000        Series B, MBIA Insured, 6.50%, 08/01/11 ...................................................         923,793
                Massachusetts State HFA, Housing Revenue,
 $ 1,975,000        Series 8, MBIA Insured, 7.70%, 06/01/17 ...................................................     $ 2,052,381
   1,500,000        SFMR, Series 18, MBIA Insured, 7.35%, 12/01/16 ............................................       1,569,780
    430,000c    Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, ETM, 7.00%, 04/01/21 .............         496,474
                Massachusetts State Industrial Finance Agency Revenue,
     750,000        Babson College, Series A, MBIA Insured, 6.375%, 10/01/09 ..................................         809,445
   3,105,000        Babson College, Series A, MBIA Insured, 6.50%, 10/01/22 ...................................       3,291,083
   7,075,000        Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 ..............................       7,496,033
   1,000,000        Milton Academy, Series A, MBIA Insured, Pre-Refunded, 7.25%, 09/01/19 .....................       1,093,130
   2,010,000        Refunding, Combined Jewish Philanthropies, Series A, AMBAC Insured, 6.375%, 02/01/15 ......       2,135,303
   1,665,000        Saint Marks School Issue, MBIA Insured, 5.375%, 01/01/21 ..................................       1,607,408
   2,720,000        bWorcester Polytech Institute, Refunding, MBIA Insured, 5.125%, 09/01/17 ..................       2,598,742
                Massachusetts State Industrial Finance Agency Electrical Utility Revenue,
   4,000,000        Nantucket Electric Company, Series A, AMBAC Insured, 5.8750%, 07/01/17 ....................       4,057,400
                Massachusetts State Port Authority Revenue,
   5,200,000        Series A, FGIC Insured, 7.50%, 07/01/20 ...................................................       5,662,696
   2,500,000        Series A, MBIA Insured, 5.875%, 09/01/23 ..................................................       2,517,625
   1,000,000        Series B, FSA Insured, 6.00%, 07/01/23 ....................................................       1,020,890
   8,500,000    Massachusetts State Water Resources Authority Revenue, Refunding, Series B, MBIA Insured,
                 5.00%, 03/01/22 ..............................................................................       7,670,485
                Melrose Municipal Purpose GO, MBIA Insured,
     200,000        6.00%, 08/15/11 ...........................................................................         210,896
     200,000        6.05%, 08/15/12 ...........................................................................         211,786
     200,000        6.10%, 08/15/13 ...........................................................................         212,524
     200,000        6.10%, 08/15/14 ...........................................................................         211,608
                Millis School Project, GO, Unlimited Tax, AMBAC Insured, 7.40%,
     270,000        05/01/06...................................................................................         295,205
     270,000        05/01/07 ..................................................................................         294,786
     270,000        05/01/08 ..................................................................................         294,370
                Norfolk GO, AMBAC Insured, 6.00%,
     450,000        01/15/10 ..................................................................................         469,706
     425,000        01/15/11 ..................................................................................         442,230
     375,000        01/15/12 ..................................................................................         392,895
     300,000        01/15/13 ..................................................................................         314,316
                North Andover Massachusetts GO, FGIC Insured, 5.50%,
     850,000        01/15/14...................................................................................         855,823
     420,000        01/15/15...................................................................................         421,054
     300,000    North Andover Municipal Purpose, Limited Tax, MBIA Insured, 7.40%, 09/15/09 ...................         333,579
                North Attleborough GO, Limited Tax, AMBAC Insured, Pre-Refunded,
     125,000        7.15%, 06/01/08 ...........................................................................         138,031
     125,000        7.20%, 06/01/09 ...........................................................................         138,218
     850,000    North Attleborough, MBIA Insured, 5.70%, 01/15/16 .............................................         860,226
   1,500,000    Palmer GO, Refunding, MBIA Insured, 5.50%, 10/01/10 ...........................................       1,509,090
                Peabody GO, Electric Light, AMBAC Insured,
     500,000        6.75%, 08/01/05 ...........................................................................         548,060
     750,000        6.85%, 08/01/06 ...........................................................................         821,895
     500,000        6.90%, 08/01/07 ...........................................................................         546,825
     555,000        6.95%, 08/01/08 ...........................................................................         606,904
   1,000,000    Puerto Rico Commonwealth, Public Improvement, MBIA Insured, Pre-Refunded, 6.50%, 07/01/09 .....       1,113,020
   3,250,000    Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue, FSA Insured,
                 Refunding, Series X, 5.50%, 07/01/19 .........................................................       3,200,438

                Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
  $  365,000        Series A, 7.80%, 10/15/21 .................................................................      $  379,202
     725,000        Series B, 7.65%, 10/15/22 .................................................................         763,628
                Quabbin Regional School District, GO, AMBAC Insured, 7.00%,
     275,000        06/15/04...................................................................................         300,286
     275,000        06/15/05...................................................................................         299,404
     275,000        06/15/06...................................................................................         299,404
     275,000        06/15/07...................................................................................         299,404
     275,000        06/15/08...................................................................................         299,404
     250,000        06/15/09...................................................................................         272,185
                Rochester School GO, Lot B, MBIA Insured, 7.30%,
     150,000        04/01/04...................................................................................         161,664
     150,000        04/01/05...................................................................................         161,352
     150,000        04/01/06...................................................................................         161,198
     150,000        04/01/07...................................................................................         161,198
     150,000        04/01/08...................................................................................         161,198
     120,000        04/01/09...................................................................................         128,958
                Salem GO,
     425,000        AMBAC Insured, 6.70%, 08/15/05 ............................................................         467,976
     500,000        AMBAC Insured, 6.80%, 08/15/07 ............................................................         551,485
   3,000,000        Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 .......       3,192,300
                South Essex Sewer District,
     330,000        AMBAC Insured, 6.25%, 11/01/11 ............................................................         349,615
   1,000,000        Series A, MBIA Insured, 5.25%, 06/15/24 ...................................................         956,640
   2,800,000        Series B, MBIA Insured, Pre-Refunded, 7.00%, 06/01/24 .....................................       3,249,792
   2,375,000    Southbridge GO, AMBAC Insured, 6.375%, 01/01/12 ...............................................       2,524,293
                Tyngsborough GO, School Project Loan, AMBAC Insured, Pre-Refunded, 6.90%,
     600,000        05/15/09...................................................................................         674,298
     600,000        05/15/10...................................................................................         674,298
   2,000,000    Westfield School District GO, AMBAC Insured, Pre-Refunded, 7.10%, 12/15/08 ....................       2,230,928
                Westford GO,
     800,000        FGIC Insured, Pre-Refunded, 7.60%, 10/15/10 ...............................................         902,536
   2,000,000        Refunding, AMBAC Insured, 5.45%, 10/15/10 .................................................       2,031,440
                Whately GO, AMBAC Insured,
     215,000        6.20%, 01/15/07 ...........................................................................         229,665
     215,000        6.30%, 01/15/08 ...........................................................................         230,102
     200,000        6.40%, 01/15/10 ...........................................................................         214,096
                Worcester GO, Refunding, MBIA Insured,
   1,335,000        Series E, 6.00%, 10/01/15 .................................................................       1,401,002
   1,200,000        Series G, 5.30%, 07/01/15 .................................................................       1,168,356
   1,410,000    Worcester Municipal Purpose Loan, Series A, AMBAC Insured, 5.25%, 08/01/16 ....................       1,355,193
                                                                                                                     ----------
                      Total Long Term Investments (Cost $299,230,951) .........................................     314,862,626
                                                                                                                     ----------
           a    Short Term Investments4.7%
   9,600,000    Massachusetts Health and Educational Facilities Authority Revenue, Capital Assets Program,
                 Series D, MBIA Insured, Daily VRDN and Put, 3.45%, 01/01/35 ..................................       9,600,000
   4,600,000    Massachusetts Health and Educational Facilities Authority Revenue, Capital Assets Program,
                 Series E, First National Bank of Chicago, Daily VRDN and Put, 3.45%, 01/01/35 ................       4,600,000

$  1,400,000    Massachusetts State Industrial Finance Agency Pollution Control Revenue, Refunding, New England
                 Power Company, Daily VRDN and Put, 3.40%, 10/01/22 ...........................................     $ 1,400,000
                                                                                                                     ----------
                      Total Short Term Investments (Cost $15,600,000)..........................................      15,600,000
                                                                                                                     ----------
                          Total Investments (Cost $314,830,951)99.7% ..........................................     330,462,626
                          Other Assets and Liabilities, Net0.3% ...............................................         980,220
                                                                                                                     ----------
                          Net Assets100.0% ....................................................................    $331,442,846
                                                                                                                     ==========


                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $314,830,951 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ................................................................   $  15,724,740
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ................................................................         (93,065)
                                                                                                                     ----------
                  Net unrealized appreciation .................................................................   $  15,631,675
                                                                                                                     ==========


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
HFC      - Housing Finance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
SFHR     - Single Family Housing Revenue
SFMR     - Single Family Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).
bSee Note 1(i) regarding securities purchased on a when-issued basis.
cSee Note 1(c) regarding uninsured securities collateralized by U.S. government securities.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997


    Face                                                                                                              Value
   Amount       Franklin Michigan Insured Tax-Free Income Fund                                                      (Note 1)

$  4,165,000    Allegan Public School District, AMBAC Insured, 5.75%, 05/01/22 ...............................     $  4,193,280
   1,325,000    Allegan Public School District GO, School Building and Site, AMBAC Insured, 5.875%, 05/01/18 .        1,359,225
                Allendale Public School District, School Building, MBIA Insured,
   2,000,000       5.875%, 05/01/14 ..........................................................................        2,059,000
   3,750,000       6.00%, 05/01/24 ...........................................................................        3,916,425
   1,925,000    Almont Community Schools, FGIC Insured, 5.50%, 05/01/26 ......................................        1,857,163
   1,665,000    Alpena Public Schools, MBIA Insured, 5.625%, 05/01/22 ........................................        1,657,091
   2,500,000    Anchor Bay School District, MBIA Insured, 5.50%, 05/01/26 ....................................        2,439,500
   3,850,000    Avondale School District, AMBAC Insured, 5.75%, 05/01/22 .....................................        3,870,213
   1,625,000    Bath Community School District Refunding, FGIC Insured, 5.75%, 05/01/25 ......................        1,631,045
   3,100,000    Bay City Electric Utility Revenue, AMBAC Insured, 6.60%, 01/01/12 ............................        3,314,954
     375,000    Belding Area School, Series B, AMBAC Insured, Pre-Refunded, 6.15%, 05/01/13 ..................          410,940
                Berkley City School District, FGIC Insured,
   2,060,000       5.625%, 01/01/15 ..........................................................................        2,086,945
   2,125,000       6.00%, 01/01/19 ...........................................................................        2,194,828
   1,470,000    Big Rapids Public School District, Building and Site, FGIC Insured, 5.625%, 05/01/25 .........        1,468,839
                Brandon School District, FGIC Insured, 5.875%,
   5,540,000       05/01/16...................................................................................        5,673,514
   7,000,000       05/01/26...................................................................................        7,141,470
   1,450,000    Breckenridge Community School District, AMBAC Insured, 5.75%, 05/01/23 .......................        1,453,611
                Breitung Township School District,
   7,500,000       FSA Insured, Pre-Refunded, 7.20%, 05/01/19 ................................................        8,146,350
   2,935,000       MBIA Insured, 6.30%, 05/01/15 .............................................................        3,088,002
   5,250,000    Byron Center Public Schools, Refunding, MBIA Insured, 5.875%, 05/01/24 .......................        5,348,070
                Caledonia Community Schools,
   3,750,000       AMBAC Insured, 6.625%, 05/01/14 ...........................................................        4,017,975
   4,400,000       MBIA Insured, 5.85%, 05/01/22 .............................................................        4,483,908
   1,500,000       Refunding, AMBAC Insured, 5.50%, 05/01/22 .................................................        1,479,765
   1,290,000    Calhoun County, Western Calhoun County Sanitary Sewer System No. 1, Township of Emmett,
                 Refunding, AMBAC Insured, Pre-Refunded, 7.75%, 11/01/18 .....................................        1,370,909
     875,000    Calumet School District GO, Laurium and Keweenah Public Schools, FSA Insured, 5.875%,
                 05/01/20 ....................................................................................          889,298
   3,875,000    Cedar Springs Public School District, MBIA Insured, 5.875%, 05/01/24 .........................        3,932,350
   5,000,000    Central Michigan University Revenue, MBIA Insured, Pre-Refunded, 7.90%, 10/01/15 .............        5,221,350
   3,140,000    Chelsea School District, FGIC Insured, 5.875%, 05/01/25 ......................................        3,178,496
                Chippewa Valley School District, MBIA Insured, Pre-Refunded, 7.40%,
     500,000       05/01/07...................................................................................          541,080
     500,000       05/01/08 ..................................................................................          541,080
     500,000       05/01/09...................................................................................          541,080
     500,000       05/01/10 ..................................................................................          541,080
                Coldwater Community Schools, MBIA Insured,
   1,100,000       6.20%, 05/01/15 ...........................................................................        1,161,996
   1,700,000       6.30%, 05/01/23 ...........................................................................        1,795,387
                Dearborn EDC Revenue, Oakwood Obligation Group, Series A,
   4,400,000       FGIC Insured, 5.875%, 11/15/25 ............................................................        4,450,028
   1,000,000       MBIA Insured, 5.25%, 08/15/21 .............................................................          943,510
  14,000,000    Detroit City School District, Series A, AMBAC Insured, 5.70%, 05/01/25 .......................       13,940,360
                Detroit Sewage Disposal System Revenue,
   4,000,000       Refunding, MBIA Insured, 7.00%, 07/01/09 ..................................................        4,117,440
   4,000,000       Refunding, Series B, MBIA Insured, 5.25%, 07/01/21 ........................................        3,804,720
   6,000,000    Detroit State Aid GO, AMBAC Insured, Pre-Refunded, 7.20%, 05/01/09 ...........................        6,495,960
                Detroit Water Supply System Revenue, Pre-Refunded,
   4,960,000       FGIC Insured, 7.125%, 07/01/10 ............................................................        5,483,330
   5,000,000       FGIC Insured, 6.25%, 07/01/12 .............................................................        5,329,000
                Detroit Water Supply System Revenue, Pre-Refunded, (cont.)
 $ 3,500,000       FGIC Insured, 7.25%, 07/01/20 .............................................................     $  3,882,690
   5,475,000       MBIA Insured, 5.50%, 07/01/25 .............................................................        5,328,982
                DeWitt Public Schools, AMBAC Insured,
   6,905,000       5.70%, 05/01/21 ...........................................................................        6,920,191
   5,500,000       5.50%, 05/01/26 ...........................................................................        5,366,900
   1,050,000    Dexter Community Schools, Refunding, AMBAC Insured, 5.70%, 05/01/14 ..........................        1,061,498
   6,000,000    East Detroit School District, Refunding, FGIC Insured, 6.10%, 05/01/16 .......................        6,281,460
   1,250,000    East Lansing Building Authority, GO, Refunding, AMBAC Insured, 7.00%, 10/01/16 ...............        1,330,338
   1,000,000    Eastern Michigan University Revenue, Refunding, AMBAC Insured, 6.375%, 06/01/14 ..............        1,071,260
                Eaton Rapids Public Schools Building and Site, MBIA Insured,
   2,435,000       5.50%, 05/01/20 ...........................................................................        2,394,116
   2,000,000       5.625%, 05/01/25 ..........................................................................        1,984,460
                Farmington Hills EDC Revenue, Botsford Continuing Care, Series A,
                 MBIA Insured,
   1,000,000       5.70%, 02/15/15 ...........................................................................        1,007,500
   1,000,000       5.75%, 02/15/25 ...........................................................................        1,002,210
  10,140,000    Farmington Hills Hospital Finance Authority Revenue, Refunding, Botsford General Hospital,
                 Series A, MBIA Insured, 7.10%, 02/15/14 .....................................................       10,927,675
   2,000,000    Ferndale School District, Refunding, FGIC Insured, 5.375%, 05/01/21 ..........................        1,950,980
                Ferris State College Revenue, AMBAC Insured,
   1,000,000       6.15%, 10/01/14 ...........................................................................        1,055,080
   1,000,000       6.25%, 10/01/19 ...........................................................................        1,052,750
                Fowlerville Community School District,
   1,000,000       MBIA Insured, 5.60%, 05/01/21 .............................................................          999,910
   2,150,000       Refunding, FGIC Insured, 5.75%, 05/01/20 ..................................................        2,177,714
   2,345,000    Fremont Public Schools District, Series 95, FGIC Insured, 5.50%, 05/01/21 ....................        2,310,904
   4,425,000    Gaylord Community Schools, Refunding, MBIA Insured, 5.625%, 05/01/21 .........................        4,404,335
   4,000,000    Gibraltar School District GO, FSA Insured, Pre-Refunded, 7.00%, 05/01/15 .....................        4,240,920
   1,015,000    Gogebic - Iron Wastewater Authority, Waste Water Treatment System Revenue, Refunding,
                 MBIA Insured, 5.95%, 01/01/15 ...............................................................        1,036,508
   5,000,000    Grand Haven Area Public Schools, Refunding, MBIA Insured, 6.05%, 05/01/14 ....................        5,231,800
                Grand Ledge Public School District, MBIA Insured,
   6,750,000       5.375%, 05/01/24 ..........................................................................        6,502,275
  10,000,000       Pre-Refunded, 6.60%, 05/01/24 .............................................................       11,351,300
     610,000    Grand Rapids Community College, MBIA Insured, 5.90%, 05/01/19 ................................          624,671
   7,500,000    Grand Rapids Downtown, Devauth Tax Increment Revenue, MBIA Insured, 6.875%, 06/01/24 .........        8,280,525
   3,850,000    Grand Rapids Sewer System Revenue Improvement, Refunding, MBIA Insured, 6.00%, 01/01/20 ......        3,892,312
   5,375,000    Grand Rapids Water Supply System Revenue, Pre-Refunded, FGIC Insured, 7.25%, 01/01/20 ........        5,894,601
   1,700,000    Grand Traverse County Building Authority, AMBAC Insured, 5.75%, 09/01/15 .....................        1,730,345
                Grand Traverse County Hospital Finance Authority Revenue, Series A, Refunding,
                 Munson Healthcare,
   2,500,000       AMBAC Insured, 6.25%, 07/01/12 ............................................................        2,653,250
   7,900,000       AMBAC Insured, 6.25%, 07/01/22 ............................................................        8,257,238
   3,000,000    Gratiot County EDC, EDR, Masonic Home Project, AMBAC Insured, Pre-Refunded, 7.375%,
                 04/01/20 ....................................................................................        3,319,920
                Greenville Public Schools Building, MBIA Insured, 5.75%,
   1,850,000       05/01/19...................................................................................        1,870,813
   1,050,000       05/01/24...................................................................................        1,058,075
   5,100,000    Grosse Ile Township School District, Refunding, FGIC Insured, 6.00%, 05/01/22 ................        5,232,090
   2,175,000    Hale Area Schools, MBIA Insured, 5.60%, 05/01/22 .............................................        2,140,222
   4,715,000    Harrison Community Schools GO, AMBAC Insured, 6.25%, 05/01/13 ................................        5,046,795

                Haslett Public School District,
$  4,000,000       FSA Insured, Pre-Refunded, 7.50%, 05/01/20 ................................................     $  4,414,800
   3,875,000       FSA Insured, Refunding, 6.625%, 05/01/19 ..................................................        4,160,975
   3,900,000       MBIA Insured, 5.70%, 05/01/26 .............................................................        3,911,583
                Hastings School District, FGIC Insured, 5.625%,
   1,000,000       05/01/15...................................................................................        1,001,830
   3,425,000       05/01/18...................................................................................        3,414,211
   2,000,000    Holland School District GO, Refunding, AMBAC Insured, 6.375%, 05/01/10 .......................        2,131,860
   8,775,000    Holly Area School District, FGIC Insured, 5.625%, 05/01/25 ...................................        8,768,068
                Holt Public Schools Building and Site, MBIA Insured,
   1,000,000       6.25%, 05/01/16 ...........................................................................        1,044,710
   3,060,000       6.25%, 05/01/18 ...........................................................................        3,196,813
   2,525,000       6.30%, 05/01/20 ...........................................................................        2,637,741
   1,425,000       6.50%, 05/01/21 ...........................................................................        1,499,100
                Hopkins Public Schools, FGIC Insured,
   4,000,000       5.70%, 05/01/21 ...........................................................................        4,024,160
   1,000,000       5.50%, 05/01/26............................................................................          975,800
                Houghton-Portage Township School District, Refunding,
   2,000,000       AMBAC Insured, 6.00%, 05/01/14 ............................................................        2,089,560
   2,700,000       FSA Insured, Pre-Refunded, 7.00%, 05/01/17 ................................................        2,862,621
   3,475,000    Howell Public Schools, MBIA Insured, 5.60%, 05/01/21 .........................................        3,483,271
     750,000    Hudsonville Building Authority, Refunding, AMBAC Insured, 6.60%, 10/01/17 ....................          793,830
                Hudsonville Public Schools GO, Refunding, Series B, FGIC Insured,
   2,000,000       6.05%, 05/01/19 ...........................................................................        2,091,280
   2,000,000       6.10%, 05/01/24 ...........................................................................        2,091,080
                Huron Valley School District, FGIC Insured,
     500,000       5.75%, 05/01/22 ...........................................................................          501,860
  11,535,000       Refunding, 6.125%, 05/01/20 ...............................................................       11,964,217
   6,800,000    Imlay City Community School District, Refunding, FSA Insured, 6.70%, 05/01/21 ................        7,514,748
     400,000    Jackson County GO, Series 1985, Pre-Refunded, 8.60%, 04/01/12 ................................          429,792
                Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding and Improvement,
   3,805,000       Borgess Medical Center, Series A, AMBAC Insured, 5.625%, 06/01/14 .........................        3,809,338
   2,500,000       Bronson Methodist, MBIA Insured, 5.75%, 05/15/16 ..........................................        2,522,350
  28,940,000       Bronson Methodist, MBIA Insured, 5.875%, 05/15/26 .........................................       29,304,065
   5,000,000       Bronson Methodist, Series A, MBIA Insured, 6.25%, 05/15/12 ................................        5,305,100
   2,460,000       Bronson Methodist, Series A, MBIA Insured, 6.375%, 05/15/17 ...............................        2,601,868
   1,000,000    Kelloggsville Public School District GO, FGIC Insured, 5.75%, 05/01/13 .......................        1,021,860
                Kenowa Hills Public Schools, MBIA Insured, 5.875%,
   1,235,000       05/01/21...................................................................................        1,266,962
   9,000,000       05/01/26...................................................................................        9,135,990
  15,500,000    Kent Hospital Finance Authority, Health Care Revenue, Butterworth Health System, Series A, MBIA
                 Insured, 5.625%, 01/15/26 ...................................................................       15,291,835
                Lake Linden-Hubbell Public Schools, FSA insured,
     825,000       5.40%, 05/01/18 ...........................................................................          812,666
     675,000       5.50%, 05/01/23 ...........................................................................          668,473
                Lake Superior State University Revenue,
   1,500,000       AMBAC Insured, 6.375%, 11/15/15 ...........................................................        1,612,620
   2,135,000       MBIA Insured, 6.50%, 11/15/11 .............................................................        2,285,347
   3,500,000    Lakeshore Public Schools Berrien County, MBIA Insured, 5.70%, 05/01/22 .......................        3,499,685
   1,500,000    Lakeview Community School District GO, Refunding, MBIA Insured, 6.75%, 05/01/13 ..............        1,625,235
                Lakewood Public Schools, MBIA Insured
   3,300,000       5.375%, 05/01/20 ..........................................................................        3,187,437
   2,200,000       5.75%, 05/01/22 ...........................................................................        2,216,918
 $ 1,470,000    Lansing Building Authority, Refunding, MBIA Insured, 5.60%, 06/01/19 .........................     $  1,460,607
   3,500,000    Leslie Public Schools, Ingham and Jackson Counties, Refunding, Building and Site, AMBAC Insured,
                 6.00%, 05/01/25 .............................................................................        3,612,455
                Lincoln Park School District, FGIC Insured,
   2,885,000       5.85%, 05/01/15 ...........................................................................        2,965,693
   2,500,000       5.90%, 05/01/26 ...........................................................................        2,548,900
   2,000,000    Livonia Public Schools, School District, Refunding, FGIC Insured, 5.50%, 05/01/21 ............        1,945,140
                Marquette City Hospital Finance Authority Revenue, Refunding, Marquette General Hospital,
   5,000,000       Series C, AMBAC Insured, Pre-Refunded, 7.50%, 04/01/07 ....................................        5,436,600
   4,525,000       Series D, FSA Insured, 5.875%, 04/01/11 ...................................................        4,702,154
   5,225,000       Series D, FSA Insured, 6.10%, 04/01/19 ....................................................        5,429,350
   1,100,000    Marysville Public School District, MBIA Insured, 5.75%, 05/01/22 .............................        1,106,897
   1,400,000    Mason Public Schools District, FGIC Insured, 5.40%, 05/01/21 .................................        1,354,052
                Mattawan Consolidated School District, Counties of Van Buren and Kalamazoo, School Building
                 and Site, GO, Unlimited Tax, AMBAC Insured, Pre-Refunded,
     775,000       7.50%, 05/01/13 ...........................................................................          822,810
     775,000       7.55%, 05/01/16 ...........................................................................          823,244
     800,000       7.55%, 05/01/17 ...........................................................................          849,800
     800,000       7.55%, 05/01/18 ...........................................................................          849,800
   2,675,000    Menominee Area Public School District, Refunding, AMBAC Insured, 6.00%, 05/01/20 .............        2,795,669
                Michigan Higher Education Student Loan Authority Revenue, Series 8-A, MBIA Insured,
   1,360,000       7.40%, 10/01/04 ...........................................................................        1,440,988
   1,325,000       7.55%, 10/01/08 ...........................................................................        1,391,436
                Michigan Municipal Bond Authority Revenue, Local Government Loan Program,
     850,000       Series A, Group 15, AMBAC Insured, 7.60%, 05/01/09 ........................................          910,554
   3,790,000       Series C, MBIA Insured, 6.00%, 11/01/10 ...................................................        3,968,054
   6,490,000       Series G, AMBAC Insured, 6.75%, 11/01/14 ..................................................        7,119,141
   1,650,000       Series G, AMBAC Insured, 6.80%, 11/01/14 ..................................................        1,815,066
     825,000       Series G, AMBAC Insured, 6.80%, 11/01/23 ..................................................          900,463
   1,000,000       Wayne County Project, Series A, FGIC Insured, Pre-Refunded, 7.00%, 12/01/09 ...............        1,099,750
   1,900,000    Michigan Public Power Agency Revenue, Refunding, Campbell Project, AMBAC Insured,
                 6.125%, 01/01/10 ............................................................................        1,945,600
                Michigan State Building Authority Revenue,
  10,000,000       Detroit Regional Prisons, Series I, MBIA Insured, Pre-Refunded, 7.25%, 10/01/08 ...........       10,761,100
   1,500,000       Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20 .......................................        1,553,745
   4,645,000       Series II, MBIA Insured, 6.25%, 10/01/20 ..................................................        4,837,303
   5,000,000       Series II, MBIA Insured, ETM, 7.40%, 04/01/01 .............................................        5,295,400
                Michigan State Comprehensive Transportation Revenue,
   1,750,000       Refunding, Series 1988-II, FGIC Insured, 7.625%, 05/01/11 .................................        1,848,893
   4,500,000       Series A, MBIA Insured, 5.50%, 05/15/22 ...................................................        4,374,135
   3,200,000    Michigan State HDA, Limited Obligation Revenue, Mercy Bellbrook Project, MBIA Insured,
                 Pre-Refunded, 8.00%, 04/01/07 ...............................................................        3,274,176
                Michigan State HDA, MFHR, FGIC Insured,
   4,780,000       Series A, 8.375%, 07/01/19 ................................................................        4,963,313
   4,415,000       Series A, 7.70%, 07/01/18 .................................................................        4,635,706
   2,880,000       Series A, 7.55%, 07/01/09 .................................................................        3,007,411
   2,945,000       Series A, 7.65%, 07/01/15 .................................................................        3,065,333
                Michigan State Hospital Finance Authority Revenue,
   1,750,000       Crittenton Hospital, FGIC Insured, 6.75%, 03/01/20 ........................................        1,840,755
   3,960,000       Holland Community Hospital, AMBAC Insured, 5.60%, 01/01/21 ................................        3,903,293
   3,000,000       Holland Community Hospital, AMBAC Insured, 5.625, 01/01/28 ................................        2,941,620
   5,250,000       Mercy Health Services, AMBAC Insured, 5.375%, 08/15/26 ....................................        4,964,768

                Michigan State Hospital Finance Authority Revenue, (cont.)
$  3,500,000       MidMichigan Hospital, MBIA Insured, 6.625%, 06/01/10 ......................................     $  3,691,310
   9,020,000       Oakland General Hospital, AMBAC Insured, 7.00%, 07/01/15 ..................................        9,626,324
  13,250,000       Oakwood Hospital, FGIC Insured, Pre-Refunded, 7.10%, 07/01/18 .............................       14,637,805
  10,000,000       Oakwood Hospital, Series B, FGIC Insured, Pre-Refunded, 7.20%, 11/01/15 ...................       11,098,900
   2,075,000       Refunding, Sisters of Mercy Health Corp., MBIA Insured, 5.25%, 08/15/21 ...................        1,960,398
   2,000,000       Refunding, Sisters of Mercy Health Corp., Series H, MBIA Insured, 7.50%, 08/15/07 .........        2,084,700
   4,900,000       Refunding, Sisters of Mercy Health Corp., Series H, MBIA Insured, 7.50%, 08/15/13 .........        5,107,760
   3,445,000       Refunding, St. John's Hospital, Series A, AMBAC Insured, 6.00%, 05/15/13 ..................        3,570,846
   9,545,000       Refunding, St. John's Hospital, Series A, AMBAC Insured, 6.25%, 05/15/14 ..................       10,049,740
   1,500,000       Sparrow Obligation Group, MBIA Insured, 6.50%, 11/15/11 ...................................        1,627,935
                Michigan State Strategic Fund, Limited Obligation Revenue,
  20,000,000       Refunding, Detroit Edison Co., FGIC Insured, 6.875%, 12/01/21 .............................       21,588,400
   5,000,000       Refunding, Detroit Edison Co., Series AA, FGIC Insured, 6.95%, 05/01/11 ...................        5,846,600
   3,000,000       Refunding, Detroit Edison Co., Series BB, AMBAC Insured, 7.00%, 05/01/21 ..................        3,597,240
   1,285,000       Refunding, Detroit Edison Co., Series BB, MBIA Insured, 6.05%, 10/01/23 ...................        1,330,952
  10,250,000       Refunding, Detroit Edison Co., Series BB, MBIA Insured, 6.20%,08/15/25 ....................       10,714,428
   5,540,000       Refunding, Detroit Edison Co., Series CC, FGIC Insured, 6.95%, 09/01/21 ...................        5,981,538
   5,825,000       Refunding, Detroit Edison Co., Series CC, MBIA Insured, 6.05%, 10/01/23 ...................        6,033,302
   1,800,000       St. John-Bon Secours Care Center, FGIC Insured, 7.90%, 11/15/16 ...........................        1,872,414
                Michigan State Trunk Line,
   2,765,000       Series A, FGIC Insured, 5.625%, 11/01/20 ..................................................        2,748,659
   1,475,000       Series A, FGIC Insured, 5.50%, 10/01/21 ...................................................        1,432,387
   6,000,000       Series A, FGIC Insured, 5.80%, 11/15/24 ...................................................        6,034,740
   8,990,000       Series A, FGIC Insured, 5.625%, 11/01/26 ..................................................        8,867,916
   1,400,000       Series B, Refunding, AMBAC Insured, 5.50%, 10/01/21 .......................................        1,359,554
   4,500,000       Series B, Refunding, MBIA Insured, 5.50%, 10/01/21 ........................................        4,369,995
   2,500,000    Monroe County EDC, Limited Obligation Revenue, Monroe Community Health Services,
                 MBIA Insured, Pre-Refunded, 7.00%, 09/01/21 .................................................        2,808,725
                Monroe County PCR, Detroit Edison Co.,
   4,000,000       Series 1, MBIA Insured, 6.875%, 09/01/22 ..................................................        4,295,200
   4,000,000       Series 1-B, MBIA Insured, 6.55%, 09/01/24 .................................................        4,234,520
  10,000,000       Series C, AMBAC Insured, 7.50%, 12/01/19 ..................................................       10,983,000
   1,150,000       Series CC, MBIA Insured, 6.55%, 06/01/24 ..................................................        1,215,746
   4,725,000    Morley-Stanwood Community Schools Building and Site, FGIC Insured, 5.625%, 05/01/21 ..........        4,678,412
                Muskegon Public Schools, Series 95, FGIC Insured, 5.25%,
   1,900,000       05/01/18...................................................................................        1,840,891
   2,000,000       05/01/21...................................................................................        1,907,760
                Northern Michigan University Revenue, AMBAC Insured,
   1,715,000       5.60%, 12/01/13 ...........................................................................        1,728,326
   1,000,000       6.55%, 12/01/14 ...........................................................................        1,088,420
   4,500,000    Northview Public School District, Refunding, MBIA Insured, 5.80%, 05/01/21 ...................        4,573,530
   1,000,000    Norway Electric Utilities System Revenue, Refunding, AMBAC Insured, 5.375%, 02/01/12 .........          989,340
   1,960,000    Novi Community School District, Building and Site, FGIC Insured, 5.30%, 05/01/21 .............        1,852,768
   4,750,000    Novi Community School District, FGIC Insured, 6.125%, 05/01/18 ...............................        4,936,248
   3,500,000    Oakland Community College District, Washtenaw County, AMBAC Insured, 6.65%, 05/01/11 .........        3,898,195
   6,670,000    Oakland County EDC, EDR, FHA Mortgage Insured, Series A, FGIC Insured, 8.00%, 08/01/18 .......        6,818,474
   3,000,000    Okemos Public School District, Series I, MBIA Insured, Pre-Refunded, 6.90%, 05/01/11 .........        3,337,890
   2,270,000    Otsego Public School District Building and Site, FSA Insured, 6.625%, 05/01/16 ...............        2,439,501
   3,500,000    Paw Paw Public School District Building and Site, FGIC Insured, 5.625%, 05/01/25 .............        3,519,005

                Petoskey Hospital Finance Authority Facilities Revenue, Refunding, Northern Michigan Hospital,
                 MBIA Insured,
$  4,500,000       7.00%, 11/15/07 ...........................................................................     $  4,846,365
   1,000,000       6.75%, 11/15/19 ...........................................................................        1,049,880
                Plymouth-Canton Community School District,
   4,000,000       Refunding, AMBAC Insured, 5.50%, 05/01/13 .................................................        4,012,680
   1,875,000       Refunding, AMBAC Insured, 5.50%, 05/01/17 .................................................        1,872,581
   3,500,000       Series C, FGIC Insured, 6.50%, 05/01/16 ...................................................        3,240,000
   3,000,000       Series C, MBIA Insured, 6.50%, 05/01/16 ...................................................        3,780,000
   1,305,000    Pontiac General Building Authority, Series 1991, Refunding, AMBAC Insured, 6.875%, 04/01/06 ..        1,419,318
                Port Huron School District,
   5,500,000       FSA Insured, Pre-Refunded, 7.25%, 05/01/15 ................................................        6,078,325
   4,500,000       Refunding, AMBAC Insured, 6.00%, 05/01/12 .................................................        4,685,175
                Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
     770,000       6.10%, 10/01/14 ...........................................................................          815,492
     670,000       6.20%, 10/01/20 ...........................................................................          714,937
   2,750,000    Portage Public Schools GO, MBIA Insured, 5.625%, 05/01/19 ....................................        2,752,420
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
     500,000       ETM, 8.75%, 07/01/00 ......................................................................          569,810
   2,500,000       Pre-Refunded, 9.00%, 07/01/09 .............................................................        3,173,700
                Puerto Rico Commonwealth Public Improvement GO, MBIA Insured,
     175,000       7.125%, 07/01/02 ..........................................................................          180,602
   6,220,000       6.75%, 07/01/06 ...........................................................................        6,411,700
   2,280,000       6.75%, 07/01/06 ...........................................................................        2,342,723
     825,000       Pre-Refunded, 7.125%, 07/01/02 ............................................................          848,942
  10,875,000       Pre-Refunded, 6.60%, 07/01/13 .............................................................       12,155,205
                Puerto Rico Electric Power Authority Revenue, FSA Insured,
   3,400,000       Refunding, Series U, 6.00%, 07/01/14 ......................................................        3,532,430
   7,000,000       Series P, Pre-Refunded, 7.00%, 07/01/21 ...................................................        7,883,750
   1,290,000    Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Insured, 6.85%, 10/15/23 ..............        1,356,899
   8,700,000    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 07/01/14 ..................        9,473,082
  14,090,000    Redford Unified School District No. 1, FGIC Insured, 6.00%, 05/01/22 .........................       14,682,203
                Rockford Public Schools GO, Refunding,
   3,900,000       AMBAC Insured, 5.875%, 05/01/19 ...........................................................        3,987,516
   3,150,000       FSA Insured, 5.875%, 05/01/19 .............................................................        3,220,686
   9,750,000       FSA Insured, Pre-Refunded, 7.375%, 05/01/19 ...............................................       10,725,488
   1,850,000       MBIA Insured, 5.875%, 05/01/12 ............................................................        1,903,632
   1,925,000       MBIA Insured, 5.875%, 05/01/19 ............................................................        1,968,197
                Romulus Community Schools, Refunding, FGIC Insured, 5.75%,
     690,000       05/01/13 ..................................................................................          706,615
   1,200,000       05/01/17 ..................................................................................        1,220,184
   5,435,000       05/01/22 ..................................................................................        5,508,590
   5,000,000    Royal Oak Hospital Finance Authority Revenue, Refunding, MBIA Insured, 6.25%, 01/01/19 .......        5,210,450
      25,000    Saginaw City School District, Unlimited Tax, MBIA Insured, Pre-Refunded, 11.00%, 06/01/03 ....           25,937
                Saginaw Hospital Finance Authority Revenue, St. Luke's Hospital Project,
   5,325,000       Refunding, Series C, MBIA Insured, 6.875%, 07/01/14 .......................................        5,684,810
   2,000,000       Refunding, Series C, MBIA Insured, 6.75%, 07/01/17 ........................................        2,123,260
   1,000,000       Refunding, Series D, MBIA Insured, 6.50%, 07/01/11 ........................................        1,068,480
   3,875,000       Series B, MBIA Insured, 6.00%, 07/01/21 ...................................................        3,954,244
   1,000,000    Saginaw Valley State University Revenue, MBIA Insured, 5.375%, 07/01/16 ......................          968,960
   1,350,000    Saranac Community School District Building and Site, MBIA Insured, 5.25%, 05/01/21 ...........        1,301,576
   2,000,000    Sault Ste. Marie GO, Series 1990, AMBAC Insured, Pre-Refunded, 7.50%, 09/01/10 ...............        2,197,980
   3,575,000    Schoolcraft Community School District, FGIC Insured, 5.75%, 05/01/21 .........................        3,565,419
                Shelby Charter Township Authority, AMBAC Insured, 5.75%,
$    750,000      11/01/11 ..................................................................................         $ 771,383
     750,000       11/01/12 ..................................................................................          773,573
   1,925,000    Shelby Public School District, Series 95, MBIA Insured, 5.625%, 05/01/21 .....................        1,935,087
                South Haven Public Schools, Refunding, FGIC Insured, 5.50%,
   1,640,000       05/01/13 ..................................................................................        1,634,654
   1,725,000       05/01/17 ..................................................................................        1,706,215
   4,610,000    South Redford School District, FGIC Insured, 5.50%, 05/01/22 .................................        4,523,424
   7,745,000    St. Clair County EDC, PCR, Refunding, Detroit Edison Co., Series DD, AMBAC Insured,
                 6.05%, 08/01/24 .............................................................................        8,029,319
                St. John's Public Schools, FGIC Insured,
   7,000,000       5.625%, 05/01/20 ..........................................................................        6,985,930
   2,000,000       5.75%, 05/01/25 ...........................................................................        2,008,980
   1,000,000    Sturgis Public School District, MBIA Insured, 6.10%, 05/01/18 ................................        1,054,490
   2,400,000    Three Rivers Community Schools, Building and Site, MBIA Insured, 6.00%, 05/01/23 .............        2,517,456
   4,550,000    Traverse City Area Public Schools, Building and Site, Series I, MBIA Insured, 5.70%, 05/01/20         4,587,993
                Tri County Area School District, School Building and Site, MBIA Insured, Pre-Refunded, 6.875%,
   1,850,000       05/01/11 ..................................................................................        2,048,894
   2,325,000       05/01/16 ..................................................................................        2,574,961
   2,365,000    University Revenues Medical Service Plan, MBIA Insured, 6.50%, 12/01/21 ......................        2,496,423
   1,000,000    Vestaburg Community Schools, Refunding, MBIA Insured, 5.50%, 05/01/26 ........................          975,800
                Vicksburg Community School District, Refunding, MBIA Insured, 5.625%,
   2,175,000       05/01/12 ..................................................................................        2,199,599
   1,000,000       05/01/20 ..................................................................................        1,004,130
   2,500,000    Walled Lake Consolidated School District, Refunding, MBIA Insured, 5.50%, 05/01/22 ...........        2,466,275
                Warren Consolidated School District, Refunding,
   2,530,000       MBIA Insured, 5.50%, 05/01/21 .............................................................        2,503,106
   1,225,000       Series II, FGIC Insured, 5.375%, 05/01/14 .................................................        1,210,717
   2,000,000    Wayland Union School District, FGIC Insured, 6.75%, 05/01/24 .................................        2,222,540
                Wayne Charter County Airport Revenue, Detroit Metro Airport, MBIA Insured,
   6,635,000       Pre-Refunded, 7.00%, 12/01/21 .............................................................        7,488,261
   1,000,000       Refunding, Sub Lien Detroit Metro, 5.25%, 12/01/21 ........................................          944,410
     300,000       Series B, 6.875%, 12/01/11 ................................................................          322,911
   2,000,000       Series B, 6.75%, 12/01/21 .................................................................        2,162,500
                Wayne County, Ecorse Creek Drain District, Pollution Abatement No. 1, AMBAC Insured,
     500,000       7.40%, 11/01/04 ...........................................................................          524,220
     500,000       7.50%, 11/01/05 ...........................................................................          524,375
     490,000       7.50%, 11/01/06 ...........................................................................          513,888
     450,000       7.50%, 11/01/07 ...........................................................................          471,938
  10,585,000    Wayne County Airport Revenue, Series B, AMBAC Insured, 6.00%, 12/01/20 .......................       10,774,895
   2,275,000    Wayne-Westland Community School, Refunding, FGIC Insured, 6.10%, 05/01/13 ....................        2,393,073
                West Ottawa Public School District, FGIC Insured,
   2,355,000       5.60%, 05/01/21 ...........................................................................        2,351,703
  12,100,000       5.60%, 05/01/26 ...........................................................................       11,995,819
   6,630,000       Refunding, 6.00%, 05/01/20 ................................................................        6,819,353
   5,000,000    Western Michigan University Revenues, FGIC Insured, 6.25%, 11/15/12 ..........................        5,302,950
   1,660,000    Western School District, Refunding, MBIA Insured, 5.50%, 05/01/20 ............................        1,640,595
                Western Townships Utilities Authority, Sewer Disposal System, Refunding, FSA Insured,
  18,710,000       6.75%, 01/01/15 ...........................................................................       19,857,484
   6,115,000       6.50%, 01/01/19 ...........................................................................        6,425,703
   1,000,000    White Cloud Public Schools Refunding, Cap Guard, FSA insured, 5.50%, 05/01/20 ................          989,590
   4,900,000    Williamston Community School District Building and Site, MBIA Insured, 5.375%, 05/01/15 ......        4,818,758
   1,800,000    Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17 .............................        1,973,646
$  1,800,000    Wyandotte City School District, Refunding, FSA insured, 5.625%, 05/01/13 .....................     $  1,818,000
                Wyandotte Electric Revenue, Refunding,
  16,060,000       AMBAC Insured, Pre-Refunded, 7.875%, 10/01/17 .............................................       16,768,728
   9,980,000       MBIA Insured, 6.25%, 10/01/17 .............................................................       10,602,852
                Yale Public School District, School Building and Site, AMBAC Insured,
   2,000,000       5.375%, 05/01/17 ..........................................................................        1,960,060
   1,500,000       5.50%, 05/01/19 ...........................................................................        1,482,840
   4,700,000    Ypsilanti School District, Refunding, FGIC Insured, 5.75%, 05/01/20 ..........................        4,728,294
                Zeeland Public Schools, Refunding, Series B, MBIA Insured,
   2,900,000       6.05%, 05/01/19 ...........................................................................        3,006,923
   4,000,000       6.10%, 05/01/24 ...........................................................................        4,161,700
                                                                                                                     ----------
                      Total Long Term Investments (Cost $1,054,920,018) ......................................    1,112,834,468
                                                                                                                     ----------
                          Total Investments (Cost $1,054,920,018)98.3% .......................................    1,112,834,468
                          Other Assets and Liabilities, Net1.7% ..............................................       18,864,503
                                                                                                                     ----------
                             Net Assets100.0% ................................................................   $1,131,698,971
                                                                                                                     ==========


                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,055,040,534 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ...............................................................    $  57,915,534
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ...............................................................         (121,600)
                                                                                                                     ----------
                  Net unrealized appreciation ................................................................    $  57,793,934
                                                                                                                     ==========


PORTFOLIO ABBREVIATIONS:
AMBAC     - American Municipal Bond Assurance Corp.
EDC       - Economic Development Corp.
EDR       - Economic Development Revenue
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority
HFC       - Housing Finance Corp.
MBIA      - Municipal Bond Investors Assurance Corp.
MFHR      - Multi-Family Housing Revenue
PCR       - Pollution Control Revenue
SFMR      - Single Family Mortgage Revenue



The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997


    Face                                                                                                               Value
   Amount       Franklin Minnesota Insured Tax-Free Income Fund                                                      (Note 1)

                Long Term Investments 99.7%
 $ 2,295,000    Albany ISD No. 745, Series A, FSA Insured, 6.00%, 02/01/16 ....................................     $ 2,370,689
   2,100,000    Anoka County Resource Recovery Revenue, Northern States Power Co., AMBAC Insured, 7.15%,
                 12/01/08 .....................................................................................       2,270,940
   4,870,000    Becker GO, Refunding, Tax Increment, Series D, MBIA Insured, 6.25%, 08/01/15 ..................       5,116,568
                Becker GO, Waste Water Treatment Facility, Series A, MBIA Insured,
     625,000        5.90%, 02/01/12 ...........................................................................         642,775
     610,000        5.95%, 02/01/15 ...........................................................................         626,964
     290,000    Benson ISD No. 777 GO, FSA Insured, 6.00%, 02/01/15 ...........................................         296,444
   2,685,000    Bloomington Health Care Facilities Revenue, Masonic Home Care Center, AMBAC Insured, 5.875%,
                 07/01/22 .....................................................................................       2,712,548
   3,500,000    Brainerd Health Care Facilities Revenue, Refunding, Benedictine Health-St. Joseph, Series D,
                 MBIA Insured, 5.875%, 02/15/13 ...............................................................       3,599,260
   2,800,000    Buffalo ISD No. 877, FSA Insured, 6.15%, 02/01/18 .............................................       2,920,596
   2,105,000    Burnsville ISD, Series A, FSA Insured, 6.20%, 02/01/17 ........................................       2,231,511
     625,000    Byron ISD No. 531 GO, AMBAC Insured, 6.90%, 06/01/14 ..........................................         664,838
   1,185,000    Champlin EDA, Housing Development, MBIA Insured, 5.625%, 02/01/26 .............................       1,179,051
   2,975,000    Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 01/01/25 ....................       3,096,053
   3,500,000    Cold Spring ISD No. 750, Series A, FGIC Insured, 6.15%, 02/01/11 ..............................       3,719,835
   3,000,000    bColumbia Heights ISD No. 013, FSA Insured, 5.50%, 02/01/23 ...................................       2,942,970
                Dakota, Washington and Stearns County SFMR, Series 1990, GNMA Secured,
     960,000         7.80%, 12/01/10 ..........................................................................       1,020,643
   3,375,000         7.85%, 12/01/30 ..........................................................................       3,577,770
     770,000    Dakota County Housing and Redevelopment Authority, SFMR, Refunding, GNMA Secured, 8.10%,
                 03/01/16 .....................................................................................         803,133
   1,040,000    Dilworth ISD No. 147, MBIA Insured, 6.00%, 02/01/15 ...........................................       1,069,546
   1,940,000    Dover and Eyota ISD No. 533 GO, AMBAC Insured, 7.25%, 02/01/20 ................................       1,988,442
                Duluth EDA, Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured,
   2,880,000        6.20%, 11/01/12 ...........................................................................       3,059,712
   5,405,000        6.30%, 11/01/22 ...........................................................................       5,692,384
   1,120,000        Pre-Refunded, 6.20%, 11/01/12 .............................................................       1,230,656
   2,125,000        Pre-Refunded, 6.30%, 11/01/22 .............................................................       2,348,508
   3,000,000    Duluth EDA, Hospital Facilities Revenue, St. Lukes Hospital, Series A, Connie Lee Insured, 6.40%,
                 05/01/12 .....................................................................................       3,110,070
   3,500,000    Duluth EDA Tax Increment Revenue, Refunding, MBIA Insured, 7.25%, 08/01/08 ....................       3,721,025
   4,420,000    Eagan MFMR, Refunding, Forest Ridge Apartments, MBIA Insured, 7.50%, 03/01/27 .................       4,608,867
                Eden Prairie ISD No. 272, Series A,
   1,000,000        FGIC Insured, 5.45%, 02/01/08 .............................................................       1,017,570
   4,980,000        FSA Insured, 5.75%, 02/01/15 ..............................................................       5,061,821
   2,000,000    Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 01/20/31 ..........       2,045,760
     500,000    Eden Valley ISD No. 463, FSA Insured, 6.60%, 02/01/16 .........................................         543,440
                Elk River ISD No. 728 GO, FSA Insured,
   4,000,000        6.40%, 02/01/22 ...........................................................................       4,285,560
     650,000        Series A, 7.00%, 02/01/11 .................................................................         691,028
   1,345,000    Eveleth EDA, Housing Development, MBIA Insured, 5.80%, 07/01/25 ...............................       1,356,433
   1,500,000    Faribault ISD No. 656, FSA Insured, 5.75%, 06/01/15 ...........................................       1,521,105
   2,180,000    Ham Lake, Anoka County Housing, MBIA Insured, 6.10%, 01/01/26 .................................       2,230,489
   9,300,000    Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured, 5.00%, 11/01/25 .       8,325,174
   4,030,000    Kenyon Wanamingo ISD No. 2172, MBIA Insured, 6.00%, 02/01/22 ..................................       4,175,805
                Lake of the Woods, ISD No. 390, School Building, AMBAC Insured, 7.40%
     325,000        02/01/18 ..................................................................................         341,702
     350,000        02/01/19 ..................................................................................         367,987
     375,000        02/01/20...................................................................................         394,271

                Lakeville ISD No. 194,
 $ 1,000,000        FGIC Insured, 5.40%, 02/01/13 .............................................................      $  991,520
   3,555,000        FGIC Insured, 5.60%, 02/01/18 .............................................................       3,541,775
     500,000        Series A, FGIC Insured, 7.00%, 02/01/14 ...................................................         527,230
   2,105,000        Series C, FGIC Insured, 6.70%, 02/01/12 ...................................................       2,208,166
   5,325,000        Series C, MBIA Insured, 5.125%, 02/01/13 ..................................................       5,125,739
                Marshall County Utility Revenue, FSA Insured, 5.375%
     750,000        01/01/14...................................................................................         746,243
     825,000        01/01/15 ..................................................................................         816,074
   1,565,000    Menahga ISD No. 821 GO, AMBAC Insured, 6.25%, 02/01/18 ........................................       1,673,611
                Minneapolis and St. Paul Housing and Redevelopment Authority, Health Care System Revenue,
                 Series A, MBIA Insured,
  10,390,000        7.40%, 08/15/11 ...........................................................................      11,466,716
   3,950,000        6.75%, 08/15/14 ...........................................................................       4,241,826
   2,100,000    Minneapolis CDA, Tax Increment Revenue, Series 1990, MBIA Insured, 7.00%, 03/01/01 ............       2,307,396
     900,000    Minneapolis CDA and St. Paul Housing and Redevelopment Authority, Health Care Facilities Revenue,
                 Carondelet Community Hospitals, Inc., Series B, MBIA Insured, Pre-Refunded, 8.875%, 11/01/15 .       1,191,933
                Minneapolis Hospital Facilities Revenue,
   1,475,000        cLifeSpan, Inc., Series 1987-A, Pre-Refunded, 8.125%, 04/01/07 ............................       1,509,323
   4,450,000        cLifeSpan, Inc., Series 1987-A, Pre-Refunded, 8.125%, 04/01/17 ............................       4,553,552
     600,000        Refunding, Fairview Hospital and Healthcare, Series A, MBIA Insured, 6.50%, 01/01/11 ......         647,814
   7,815,000        Refunding, Fairview Hospital and Healthcare, Series B, MBIA Insured, 6.70%, 01/01/17 ......       8,385,495
     700,000        cRefunding, LifeSpan, Inc., Series 1987-B, Pre-Refunded, 9.125%, 12/01/14 .................         741,783
     915,000        cRefunding, LifeSpan, Inc., Series 1988-A, Pre-Refunded, 7.875%, 12/01/14 .................         961,702
   5,000,000    Minneapolis Special School District No. 001, Series A, MBIA Insured, 5.90%, 02/01/17 ..........       5,114,300
                Minneapolis St. Paul Housing Finance Board, SFMR, GNMA Secured,
   3,275,000        Phase VI, Series A, 8.30%, 08/01/21 .......................................................       3,346,100
     715,000        Series A, 8.375%, 11/01/17 ................................................................         742,477
     460,000        Series C, 8.875%, 11/01/18 ................................................................         477,416
   3,000,000    Minnesota State GO, Refunding, MBIA Insured, 5.40%, 08/01/09 ..................................       3,033,780
   2,000,000    Minnesota State HFA, Housing Development, MFMR, Series 1988-A, FGIC Insured, 7.80%, 08/01/18 ..       2,044,360
   1,000,000    Minnesota State HFA, MFHR, Series 1977-A, FGIC Insured, 6.375%, 02/01/20 ......................       1,010,860
                Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured,
   1,460,000        5.90%, 08/01/15 ...........................................................................       1,472,979
   3,130,000        5.95%, 02/01/18 ...........................................................................       3,157,732
   3,680,000        6.00%, 02/01/22 ...........................................................................       3,726,331
                Minnesota State HFA, SFMR,
   2,175,000        Series 1986-B, FGIC Insured, 7.25%, 07/01/06 ..............................................       2,208,908
     635,000        Series 1986-B, FGIC Insured, 7.25%, 07/01/16 ..............................................         642,779
     375,000        Series 1986-C, FGIC Insured, 7.00%, 07/01/16 ..............................................         379,226
     710,000        Series 1987-A, FGIC Insured, 8.50%, 02/01/17 ..............................................         727,530
     205,000        Series 1987-D, FGIC Insured, 8.80%, 07/01/16 ..............................................         214,168
   2,810,000        Series 1989-A, FGIC Insured, 8.00%, 07/01/29 ..............................................       2,933,415
   3,430,000        Series 1989-D, AMBAC Insured, 7.30%, 07/01/09 .............................................       3,580,886
   1,450,000        Series 1992-I, MBIA Insured, 6.25%, 01/01/15 ..............................................       1,492,253
   1,500,000        Series 1994-F, MBIA Insured, 6.30%, 07/01/25 ..............................................       1,547,925
   2,750,000        Series G, AMBAC Insured, 6.25%, 07/01/26 ..................................................       2,812,645
   3,940,000    Minnesota State Higher Educational Facilities Authority Revenue, Series 3, Connie Lee Insured,
                 6.50%, 01/01/17 ..............................................................................       4,138,497
                Minnetonka MFHR,
     350,000        Cedar Hills East Project, FGIC Insured, 7.40%, 12/01/07 ...................................         367,903
   1,000,000        Cedar Hills East Project, FGIC Insured, 7.50%, 12/01/27 ...................................       1,025,550
   2,720,000        Refunding, Brier Creek Project, Series A, GNMA Secured, 6.45%, 06/20/24 ...................       2,809,325
                Monticello ISD No. 882 GO, Series 1991, FSA Insured, 6.80%,
  $  750,000        02/01/06 ..................................................................................      $  788,123
   1,310,000        02/01/07 ..................................................................................       1,376,587
                New Hope MFR, Refunding, North Ridge, Series A, GNMA Secured,
     450,000        6.05%, 01/01/17 ...........................................................................         456,732
   5,470,000        6.20%, 01/01/31 ...........................................................................       5,507,962
   2,000,000    North St. Paul ISD No. 622, Maplewood, Series A, MBIA Insured, Pre-Refunded, 7.10%, 02/01/19 ..       2,306,640
   5,475,000    Northeast Metropolitan ISD No. 916, FSA Insured, 5.80%, 01/01/16 ..............................       5,591,727
                Northern Municipal Power Agency, Minnesota Electric System Revenue,
  11,900,000        Refunding, Series A, AMBAC Insured, 6.00%, 01/01/19 .......................................      11,976,160
   4,200,000        Refunding, Series A, AMBAC Insured, 6.00%, 01/01/20 .......................................       4,226,880
   3,500,000        Refunding, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 01/01/17 .........................       3,762,815
   9,500,000        Refunding, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 01/01/18 .........................      10,238,150
   4,000,000        Refunding, Series A, MBIA Insured, 6.00%, 01/01/20 ........................................       4,025,600
   9,650,000        Refunding, Series B, AMBAC Insured, 5.50%, 01/01/18 .......................................       9,450,052
   1,500,000        Series B, AMBAC Insured, Pre-Refunded, 7.40%, 01/01/18 ....................................       1,616,550
   8,090,000        Series C, AMBAC Insured, 6.125%, 01/01/20 .................................................       8,370,804
   2,000,000    Northfield College Facility Revenue, St. Olaf College Project, MBIA Insured, Pre-Refunded, 8.00%,
                 10/01/18......................................................................................       2,125,360
   3,350,000    Owatonna Public Utilities Commission, Public Utilities Revenue, Refunding, Series A, AMBAC Insured,
                 5.45%, 01/01/16 ..............................................................................       3,326,349
   2,500,000    Perham ISD No. 549, FSA Insured, 5.375%, 02/01/14 .............................................       2,471,150
                Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
   1,600,000        6.25%, 06/01/16 ...........................................................................       1,667,008
   1,815,000        6.125%, 06/01/24 ..........................................................................       1,865,675
   7,205,000    Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C, MBIA Insured, 6.25%,
                 01/01/21 .....................................................................................       7,516,544
                Princeton ISD No. 477, Mille Lacs County,
   1,000,000        Refunding, FGIC Insured, 6.30%, 02/01/17 ..................................................       1,041,550
   2,540,000        Series A, FSA Insured, 5.375%, 02/01/17 ...................................................       2,513,837
                Puerto Rico Commonwealth Public Improvement GO,
   3,000,000        MBIA Insured, 6.50%, 07/01/23 .............................................................       3,227,580
  10,000,000        Series 1989-A, FGIC Insured, Pre-Refunded, 7.375%, 07/01/04 ...............................      10,889,000
   1,515,000    Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...............       1,595,718
   1,300,000    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 07/01/14 ...................       1,415,517
                Robbinsdale Hospital Revenue, North Memorial Medical Center Project, AMBAC Insured,
   6,450,000        Refunding, Pre-Refunded, 7.35%, 01/01/19 ..................................................       6,948,392
   2,000,000        Refunding, Series A, 5.45%, 05/15/13 ......................................................       2,002,440
   1,000,000        Refunding, Series A, 5.55%, 05/15/19 ......................................................         987,340
   2,900,000        Series B, 5.45%, 05/15/13 .................................................................       2,903,537
   7,875,000        Series B, 5.50%, 05/15/23 .................................................................       7,671,745
     400,000    Rochester Hospital Facilities Revenue, Rochester Methodist Hospital Project, Refunding, FGIC
                 Insured, Pre-Refunded, 8.75%, 06/01/05 .......................................................         404,996
                Roseville ISD No. 623, Series A,
   1,250,000        FGIC Insured, 6.00%, 02/01/23 .............................................................       1,286,738
   1,200,000        FSA Insured, 5.80%, 02/01/19 ..............................................................       1,219,692
   2,470,000        FSA Insured, 5.85%, 02/01/24 ..............................................................       2,510,459
   4,260,000        FSA Insured, 6.00%, 02/01/25 ..............................................................       4,447,483
   1,750,000    Shakopee Public Utilities Commission Revenue, AMBAC Insured, 5.60%, 08/01/18 ..................       1,753,623
   2,080,000    South Washington County ISD No. 833, Refunding, Series A, FGIC Insured, 6.125%, 06/01/10 ......       2,157,750
                Southern Minnesota Municipal Power Agency, Power Supply System Revenue,
   5,000,000        Refunding, Series B, AMBAC Insured, 6.00%, 01/01/16 .......................................       5,108,900
   2,500,000        Series A, AMBAC Insured, 6.00%, 01/01/13 ..................................................       2,526,750
                Southern Minnesota Municipal Power Agency, Power Supply System Revenue, (cont.)
$  2,250,000        Series A, AMBAC Insured, 5.75%, 01/01/18 ..................................................     $ 2,261,025
   1,000,000        Series A, FGIC Insured, 5.75%, 01/01/18 ...................................................       1,004,900
   5,975,000        Series A, MBIA Insured, 5.00%, 01/01/12 ...................................................       5,786,130
  12,500,000        Series A, MBIA Insured, 6.00%, 01/01/13 ...................................................      12,633,750
   8,865,000        Series A, MBIA Insured, 5.75%, 01/01/18 ...................................................       8,908,439
   1,000,000        Series A, MBIA Insured, Pre-Refunded, 5.75%, 01/01/18 .....................................       1,026,320
   1,000,000        Series C, AMBAC Insured, 5.00% 01/01/17 ...................................................         921,880
                St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, AMBAC Insured,
   2,000,000        Refunding, Series 1990-C, Pre-Refunded, AMBAC Insured, 7.00%, 07/01/07 ....................       2,244,040
   1,350,000        Refunding, Series 1990-C, Pre-Refunded AMBAC Insured, 6.75%, 07/01/15 .....................       1,501,551
   2,165,000        Refunding, Series A, 5.00%, 07/01/15 ......................................................       2,033,693
   8,000,000        cSeries 1990-B, Pre-Refunded, 7.00%, 07/01/20 .............................................       8,959,280
                St. Francis ISD No. 015, Series A, FSA Insured,
   1,500,000        6.35%, 02/01/13 ...........................................................................       1,630,530
   5,465,000        6.375%, 02/01/16 ..........................................................................       5,925,863
                St. Louis Park Health Care Facilities Revenue, Healthsystem of Minnesota-Obligated Group, Series A,
                 Refunding, AMBAC Insured, 5.20%
   1,000,000        07/01/16...................................................................................         950,790
   9,250,000        07/01/23...................................................................................       8,658,462
                St. Louis Park Hospital Facilities Revenue, Refunding, Methodist Hospital Project, AMBAC Insured,
   1,000,000        Series 1985-A, 7.25%, 07/01/15 ............................................................       1,093,010
   4,500,000        Series 1985-C, Pre-Refunded, 7.25%, 07/01/18 ..............................................       4,992,030
     440,000        Series 1990-A,7.20%, 07/01/03 .............................................................         480,256
     500,000        Series 1990-A, 7.30%, 07/01/05 ............................................................         555,440
   4,115,000        Series 1990-A, 7.25%, 07/01/08 ............................................................       4,497,735
   1,350,000        Series 1990-C, Pre-Refunded, 7.25%, 07/01/08 ..............................................       1,497,609
   3,840,000    St. Louis Park MFHR, Rental Community Housing and Service Corp. Project, FHA Mortgage Insured,
                 FGIC Insured, Pre-Refunded, 7.375%, 12/01/28 .................................................       3,952,204
   1,000,000    St. Paul Housing and Redevelopment Authority Hospital Revenue, St. Paul-Ramsey Medical Center
                 Project, AMBAC Insured, 5.50%, 05/15/13 ......................................................       1,005,140
   5,105,000    St. Paul Housing and Redevelopment Authority Parking Revenue, Series A, FSA Insured, 5.75%,
                 08/01/13 .....................................................................................       5,179,380
                St. Paul ISD No. 625, Series C, MBIA Insured,
   1,075,000        6.10%, 02/01/14 ...........................................................................       1,122,235
     500,000        6.10%, 02/01/15 ...........................................................................         526,980
   3,500,000        FSA Insured, 5.75%, 02/01/16 ..............................................................       3,564,260
                St. Paul Port Authority, IDR, FGIC Insured,
     190,000        Series 1985-K, 9.50%, 12/01/14 ............................................................         194,400
       5,000        Series K, 9.50% , 12/01/01 ................................................................           5,106
       5,000        Series K, 9.50%, 12/01/02 .................................................................           5,177
   8,000,000    St. Paul Sewer Revenue, Series A, AMBAC Insured, 8.00%, 12/01/08 ..............................       8,550,320
   3,645,000    Stearns County Housing and Redevelopment Authority Lease Revenue, Refunding, Administration
                 Building Project, AMBAC Insured, 7.00%, 02/01/11 .............................................       3,788,577
   2,990,000    Stillwater ISD No. 834, GO, MBIA Insured, 5.75%, 02/01/15 .....................................       3,037,212
   2,915,000    Virginia, Governmental Housing Project, Refunding, MBIA Insured, 5.90%, 02/01/26 ..............       2,966,421
   1,500,000    Waconia ISD No. 110, Carver County, Series A, FGIC Insured, 6.35%, 02/01/11 ...................       1,585,170
   3,150,000    Wadena ISD No. 819, Refunding, AMBAC Insured, 5.60%, 02/01/20 .................................       3,155,135
   3,000,000    Washington County Housing and Redevelopment Authority, Jail Facility Revenue, MBIA Insured,
                 Unlimited Tax, Pre-Refunded, 7.00%, 02/01/12 .................................................       3,333,630
     165,000    Washington County SFRMR, Housing and Redevelopment Authority, City of Cottage Grove,
                 GNMA Secured, Series 1986, FGIC Insured, 7.60%, 12/01/11 .....................................         165,290

                Western Minnesota Municipal Power Agency, Power Supply Revenue, Refunding, Series A,
 $ 2,745,000        AMBAC Insured, 5.50%, 01/01/12 ............................................................     $ 2,769,266
   4,500,000        AMBAC Insured, 5.50%, 01/01/13 ............................................................       4,521,465
   5,425,000        MBIA Insured, 5.50%, 01/01/15 .............................................................       5,425,760
   2,000,000    Western Minnesota Municipal Power Agency, Transmission Project Revenue, Refunding,
                 AMBAC Insured, 6.75%, 01/01/16 ...............................................................       2,137,440
                                                                                                                     ----------
                      Total Long Term Investments (Cost $464,097,918) .........................................     485,458,402
                                                                                                                     ----------
           a    Short Term Investments0.1%
     100,000    Beltrami County Environmental Control Revenue, Northwood Panelboard Co. Project, Daily VRDN
                 and Put, 3.10%, 12/01/21 .....................................................................         100,000
     200,000    Beltrami County Environmental Control Revenue, Northwood Panelboard Co. Project, Daily VRDN
                 and Put, 3.15%, 07/01/25 .....................................................................         200,000
                                                                                                                     ----------
                      Total Short Term Investments (Cost $300,000) ............................................         300,000
                                                                                                                     ----------
                          Total Investments (Cost $464,397,918)99.8% ..........................................     485,758,402
                          Other Assets and Liabilities, Net0.2%  ..............................................       1,212,741
                                                                                                                     ----------
                          Net Assets100.0% ....................................................................    $486,971,143
                                                                                                                     ==========


                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $464,398,912 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ................................................................    $ 21,875,472
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ................................................................        (515,982)
                                                                                                                     ----------
                      Net unrealized appreciation .............................................................    $ 21,359,490
                                                                                                                     ==========


PORTFOLIO ABBREVIATIONS:
AMBAC    -American Municipal Bond Assurance Corp.
CDA      -Community Development Agency
EDA      -Economic Development Authority
FGIC     -Financial Guaranty Insurance Co.
FHA      -Federal Housing Authority
FSA      -Financial Security Assistance
HFC      -Housing Finance Corp.
GNMA     -Government National Mortgage Association
GO       -General Obligation
HFA      -Housing Finance Agency/Authority
IDR      -Industrial Development Revenue
ISD      -Independent School District
MBIA     -Municipal Bond Investors Assurance Corp.
MFHR     -Multi-Family Housing Revenue
MFMR     -Multi-Family Mortgage Revenue
MFR      -Multi-Family Revenue
SFMR     -Single Family Mortgage Revenue
SFRMR    -Single Family Residential Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).
bSee Note 1(i) regarding securities purchased on a when-issued basis.
cSee Note 1(c) regarding uninsured securities collateralized by U.S. government securities.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997


     Face                                                                                                              Value
    Amount      Franklin Ohio Insured Tax-Free Income Fund                                                           (Note 1)

                 Long Term Investments 98.5%
                Akron Bath Copley Joint Township Hospital District Revenue, AMBAC Insured,
 $ 1,000,000      Akron General Medical Center Project, 6.50%, 01/01/11 .......................................     $ 1,057,660
   5,000,000      Akron General Medical Center Project, 6.50%, 01/01/19 .......................................       5,284,750
   2,000,000      Children's Hospital Medical Center, Pre-Refunded, 7.45%, 11/15/20 ...........................       2,254,420
     500,000    Akron GO, Limited Tax, FGIC Insured, 7.50%, 09/01/05 ..........................................         587,115
   3,660,000    Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 ..........................       3,668,455
   1,000,000    Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 03/01/14 .................       1,047,350
   1,250,000    Allen County, Refunding, AMBAC Insured, 5.30%, 12/01/15 .......................................       1,219,450
   1,200,000    Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 .....................................       1,222,404
                Archbold Area Local School District GO,
   2,000,000      AMBAC Insured, 6.00%, 12/01/21 ..............................................................       2,103,120
     600,000      Refunding, MBIA Insured, 5.90%, 12/01/11 ....................................................         612,588
   1,075,000    Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16 ......       1,098,156
   2,500,000    Avon Local School District, AMBAC Insured, 6.00%, 12/01/20 ....................................       2,593,925
   8,375,000    Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ...........................       8,467,963
   2,000,000    Bellefontaine School District GO, Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.125%, 12/01/11        2,260,660
     500,000    Belmont County Correctional Facility, MBIA Insured, 5.85%, 12/01/16 ...........................         511,960
   1,450,000    Mbia Walnut Local School District, Delaware County Construction and Improvement, AMBAC Insured,
                 6.625%, 12/01/15 .............................................................................       1,560,925
   2,295,000    Brunswick City School District, AMBAC Insured, 6.90%, 12/01/12 ................................       2,492,737
   1,000,000    Butler County GO, AMBAC Insured, 5.75%, 12/01/16 ..............................................       1,024,050
                Butler County Hospital Facilities Revenue, FGIC Insured,
   2,150,000      Refunding and Improvement, Middletown Regional Hospital, 6.75%, 11/15/10 ....................       2,361,410
   1,400,000      Series 1985-A, Pre-Refunded, 9.30%, 11/01/15 ................................................       1,452,052
                Butler County Waterworks Revenue, AMBAC Insured,
     790,000      6.35%, 12/01/08 .............................................................................         855,910
     500,000      6.40%, 12/01/12 .............................................................................         535,940
   1,000,000      5.45%, 12/01/16 .............................................................................         992,740
     400,000    Cardington and Lincoln Local School District, MBIA Insured, 6.60%, 12/01/14 ...................         431,588
   1,200,000    Celina Wastewater System Mortgage Revenue, FGIC Insured, 6.55%, 11/01/16 ......................       1,273,008
   2,265,000    Centerville GO, Capital Facilities, MBIA Insured, 5.65%, 12/01/18 .............................       2,299,405
     675,000    Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ...................................         703,694
   1,000,000    Chillicothe Sanitary Sewer System First Mortgage Revenue, MBIA Insured, Pre-Refunded, 7.65%,
                 12/01/08 .....................................................................................       1,092,350
                Clermont County Hospital Facilities Revenue, Mercy Health System, Refunding, Provine of Cincinnati,
                 AMBAC Insured,
     515,000      Series A, Pre-Refunded, 7.50%, 09/01/19 .....................................................         581,620
   1,750,000      Series B, 6.00%, 09/01/19 ...................................................................       1,789,638
   1,500,000    Clermont County Road Improvement GO, AMBAC Insured, Pre-Refunded, 7.125%, 09/01/11 ............       1,666,950
   4,280,000    Clermont County Sewer System Revenue, AMBAC Insured, Pre-Refunded, 7.10%, 12/01/15 ............       4,691,522
  11,000,000    Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 .................      11,201,300
                Cleveland Airport Systems Revenue, FGIC Insured,
   3,000,000      Series A, 6.25%, 01/01/20 ...................................................................       3,144,630
     985,000      Series B, 6.00%, 01/01/14 ...................................................................       1,023,848
   1,450,000      Series B, 6.10%, 01/01/24 ...................................................................       1,515,178
   2,000,000    Cleveland GO, Series 1994, MBIA Insured, 6.70%, 11/15/18 ......................................       2,192,260
                Cleveland Waterworks First Mortgage Revenue,
   2,000,000      Refunding, Series F, AMBAC Insured, 6.25%, 01/01/16 .........................................       2,096,900
  15,000,000      Refunding and Improvement, Series H, MBIA Insured, 5.75%, 01/01/26 ..........................      15,010,500
   1,000,000      Series F-92, AMBAC Insured, 6.25%, 01/01/15 .................................................       1,050,200
   1,000,000    Clinton-Massie Local School District, Refunding, Issue I, AMBAC Insured, 7.50%, 12/01/11 ......       1,133,650
     975,000    Columbus GO, Limited Tax, FGIC Insured, 9.50%, 04/15/03 .......................................       1,232,264
   1,530,000    Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12 .....................................       1,646,280
 $ 1,650,000    Crestview Local School District GO, Construction and Improvement, AMBAC Insured, 6.65%, 12/01/14   $  1,786,670
     100,000    Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ...............................         127,002
                Cuyahoga County Hospital Revenue,
  10,200,000      Metrohealth System Project, MBIA Insured, 6.00%, 02/15/19 ...................................      10,347,492
   1,500,000      Refunding, Fairview General Hospital Project, AMBAC Insured, 5.50%, 08/15/19 ................       1,469,655
   1,000,000      Refunding and Improvements, Metro Health System Project, MBIA Insured, 5.625%, 02/15/17 .....       1,000,390
                Cuyahoga County Utility System Revenue, Refunding, Medical Center Company Project, Series B,
                 MBIA insured,
   1,000,000      5.85%, 08/15/10 .............................................................................       1,040,380
   2,945,000      6.10%, 08/15/15 .............................................................................       3,020,304
   2,000,000    Dayton Airport Revenue, Refunding, AMBAC Insured, 5.25%,12/01/15 ..............................       1,937,240
   1,395,000    Dayton Water System Mortgage Revenue, Refunding, MBIA Insured, 6.75%, 12/01/10 ................       1,447,340
                Defiance GO, MBIA Insured,
   1,000,000      6.10%, 12/01/14 .............................................................................       1,060,150
     750,000      6.20%, 12/01/20 .............................................................................         797,820
                Delphos Sewer System Revenue, FSA Insured, Pre-Refunded,
     450,000      7.20%, 09/01/10 .............................................................................         501,170
   1,100,000      7.25%, 09/01/20 .............................................................................       1,226,852
   2,000,000    Dover City School District, AMBAC Insured, 6.25%, 12/01/16 ....................................       2,105,120
   1,625,000    Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 ........................       1,686,701
   1,100,000    Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 ..............................       1,153,614
   5,735,000    Dublin City School District, AMBAC Insured, 6.20%, 12/01/19 ...................................       6,073,537
   1,390,000    Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 ..........................       1,552,713
   1,000,000    Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20 ..............................       1,040,550
   2,500,000    Fostoria City School District GO, AMBAC Insured, 6.70%, 12/01/16 ..............................       2,713,175
   2,000,000    Franklin County Hospital Revenue, Refunding and Improvement, Riverside United Hospital, MBIA
                 Insured, Pre-Refunded, 7.25%, 05/15/20 .......................................................       2,215,420
   5,150,000    Granville Exempted Village School District, Unlimited Tax, AMBAC Insured,
                 Pre-Refunded, 7.15%, 12/01/15 ................................................................       5,941,143
   2,100,000    Green County Water System Revenue, Series A, FGIC Insured, 6.125%, 12/01/21 ...................       2,205,084
                Green Local School District GO, Summit County, FGIC Insured,
   2,800,000      5.875%, 12/01/14 ............................................................................       2,886,576
   5,150,000      5.90%, 12/01/19 .............................................................................       5,299,299
                Hamilton City Electric System Mortgage Revenue, FGIC Insured,
  18,450,000      Refunding, Series A, 6.00%, 10/15/23 ........................................................      18,992,984
   2,340,000      Series B, 6.30%, 10/15/25 ...................................................................       2,472,818
   9,500,000      Series B, Pre-Refunded, 8.00%, 10/15/22 .....................................................      10,296,005
   2,000,000    Hamilton County Health Care System Revenue, Refunding, Sisters of Charity, Good Samaritan
                 Hospital, MBIA Insured, Pre-Refunded, 7.625%, 08/01/12 .......................................       2,143,000
                Hamilton County Hospital Facilities Revenue,
     990,000      Christ Hospital, Series 1987, FGIC Insured, Pre-Refunded, 8.375%, 01/01/07 ..................       1,047,935
   3,650,000      Refunding, Bethesda Hospital, Series A, AMBAC Insured, 6.25%, 01/01/12 ......................       3,874,147
   3,010,000    Hamilton County Sewer System Revenue, Series A, Refunding, FGIC Insured, 6.05%, 12/01/15 ......       3,157,550
   3,040,000    Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.90%, 10/15/21 ....................       3,094,963
   4,665,000    Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 .................       4,924,654
     500,000    Hillard School District, Refunding, FGIC Insured, 6.55%, 12/01/05 .............................         565,620
                Hudson Local School District,
   2,750,000      Refunding, FGIC Insured, 5.60%, 12/15/14 ....................................................       2,776,290
   3,350,000      Series A, FGIC Insured, Pre-Refunded, 7.10%, 12/15/13 .......................................       3,743,056
   1,000,000    Indian Lake Local School District GO, Construction and Improvement, FGIC Insured, 5.375%, 12/01/23      972,950
   1,000,000    Indian Valley Local School District GO, AMBAC Insured, 5.75%, 12/01/19 ........................       1,018,350

                Jackson Local School District, Stark and Summit Counties School Building, Construction and
                 Improvement, MBIA Insured,
 $ 2,750,000      5.40%, 12/01/13 .............................................................................     $ 2,761,605
   3,560,000      5.50%, 12/01/21 .............................................................................       3,571,890
     500,000    Jackson Waterworks Revenue, AMBAC Insured, 5.60%, 12/01/18 ....................................         502,440
   1,195,000    Kent State University Revenues, AMBAC Insured, 6.45%, 05/01/12 ................................       1,279,463
   1,000,000    Kettering City School District, FGIC Insured, 5.25%, 12/01/22 .................................         953,800
                Lake County Hospital Improvement Revenue, Lake Hospital System, Inc., Series B and C,
                 AMBAC Insured,
   1,940,000      7.875%, 01/01/05 ............................................................................       2,001,867
   2,185,000      8.00%, 01/01/13 .............................................................................       2,252,997
   1,000,000    Lake Local School District, Stark County, AMBAC Insured, 6.25%, 12/01/09 ......................       1,081,050
   3,200,000    Lakota Local District GO, AMBAC Insured, 6.125%, 12/01/17 .....................................       3,357,312
     795,000    Lebanon Electric Revenue Mortgage, AMBAC Insured, 5.60%, 12/01/16 .............................         790,222
                Liberty Benton Local School District, AMBAC Insured,
   2,000,000      6.00%, 12/01/15 .............................................................................       2,095,940
   2,045,000      6.10%, 12/01/19 .............................................................................       2,142,628
                Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
     120,000      12/01/06 ....................................................................................         145,612
     110,000      12/01/08.....................................................................................         135,263
     120,000      12/01/09 ....................................................................................         148,580
     220,000      12/01/10.....................................................................................         272,516
                Lucas County Hospital Revenue, MBIA Insured,
   5,000,000      Promedica Healthcare Obligation, Refunding, 5.75%,11/15/14 ..................................       5,110,600
   4,000,000      St. Vincent Medical Center, Series B, Refunding, 5.25%, 08/15/20 ............................       3,768,600
   4,140,000      St. Vincent Medical Center, Series C, 5.25%, 08/15/22 .......................................       3,891,186
   3,200,000      The Toledo Hospital, Pre-Refunded, 7.50%, 11/15/14 ..........................................       3,455,040
                Mahoning County GO, Bridge Improvement, AMBAC Insured,
   1,500,000      Limited Tax, 7.20%, 12/01/09 ................................................................       1,625,730
   1,500,000      Unlimited Tax, 7.15%, 12/01/04 ..............................................................       1,634,145
                Mahoning County Hospital Facilities Revenue, MBIA Insured,
   5,000,000      Western Reserve Care, 5.50%, 10/15/25 .......................................................       4,880,000
   2,000,000      Youngstown Hospital, Inc. Project, Series B, 7.00%, 10/15/08 ................................       2,178,540
   2,500,000    Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project, AMBAC Insured,
                 6.70%, 12/01/09 ..............................................................................       2,728,850
   1,000,000    Marietta City School District, Series B, AMBAC Insured, 5.75%, 12/01/07 .......................       1,052,140
     500,000    Marietta Sewer System Mortgage Revenue, MBIA Insured, 7.50%, 11/01/07 .........................         521,115
   3,875,000    Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21 ........................................       3,976,641
   1,000,000    Marysville Exempted Village School District GO, MBIA Insured, 5.75%, 12/01/23 .................       1,014,040
                Marysville Water Systems, Refunding, AMBAC Insured,
   1,000,000      5.40%, 12/01/13 .............................................................................         990,130
   1,500,000      5.50%, 12/01/18 .............................................................................       1,486,710
   1,935,000    Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 ....................................       2,010,736
                Massillon City School District GO, AMBAC Insured, Pre-Refunded,
   1,500,000      Series 1, 7.10%, 12/01/11 ...................................................................       1,644,225
   1,000,000      Unlimited Tax, 7.20%, 12/01/11 ..............................................................       1,119,830
   2,755,000    Maumee Hospital Revenue, Refunding, Saint Luke's Hospital Project, AMBAC Insured, 5.80%,
                 12/01/14 .....................................................................................       2,833,132
   3,000,000    Medina City School District, FGIC Insured, 6.20%, 12/01/18 ....................................       3,167,340
                Mentor Exempted Village School District, MBIA Insured,
   1,000,000      5.375%, 12/01/11 ............................................................................       1,002,330
   2,000,000      6.625%, 12/01/13 ............................................................................       2,158,260
   2,040,000      Pre-Refunded, 7.40%, 12/01/11 ...............................................................       2,251,854
                Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Nursing Care, Inc.,
  $  525,000      Series A, MBIA Insured, Pre-Refunded, 8.375%, 05/01/13 ......................................      $  539,448
   1,340,000      Series B, MBIA Insured, 6.50%, 05/01/21 .....................................................       1,416,594
   1,500,000      Refunding and Improvements, Center B, MBIA Insured, 5.625%, 05/15/19 ........................       1,502,940
   1,500,000    Middleburg Heights Hospital Revenue, Refunding, Southwest General Health Center, FSA Insured,
                 5.75%, 08/15/21 ..............................................................................       1,511,115
                Montgomery County Hospital Facilities Revenue, Kettering Medical Center, MBIA Insured,
  15,000,000      7.40%, 04/01/09 .............................................................................      16,170,900
   2,000,000      5.50%, 04/01/26 .............................................................................       1,951,740
   5,000,000      Pre-Refunded, 7.50%, 04/01/14 ...............................................................       5,441,850
                Montgomery County Revenue, Series A,
   1,600,000      Refunding, Miami Valley Hospital, AMBAC Insured, 6.25%, 11/15/12 ............................       1,692,800
   3,250,000      Refunding, Miami Valley Hospital, AMBAC Insured, 6.25%, 11/15/16 ............................       3,423,810
   1,780,000      Sisters of Charity Health Care, AMBAC Insured, 6.25%, 05/15/14 ..............................       1,875,212
   1,565,000      Sisters of Charity Health Care, MBIA Insured, 6.625%, 05/15/21 ..............................       1,657,930
                Muskingum County GO, AMBAC Insured,
   1,000,000      County Office Building Improvement, 7.20%, 12/01/10 .........................................       1,101,880
   1,695,000      Justice Center Improvement, 6.375%, 12/01/17 ................................................       1,808,158
   1,000,000    Napoleon City School District GO, AMBAC Insured, 5.375%, 12/01/18 .............................         974,270
   1,110,000    New Lexington HDC, Mortgage Revenue, Refunding, Lincoln Park, Series A, MBIA Insured, FHA
                 Insured, 5.85%, 01/01/21 .....................................................................       1,116,072
   2,000,000    New Philadelphia City School District, School and Improvement, AMBAC Insured, 6.25%, 12/01/17 .       2,108,600
   1,500,000    New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 09/01/09 .............       1,596,390
   1,000,000    Newark Water System, AMBAC Insured, 6.00%, 12/01/18 ...........................................       1,047,640
   3,800,000    North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 ..............................................       4,034,726
   1,000,000    North Ridgeville GO, AMBAC Insured, 5.125%, 12/01/13 ..........................................         967,720
   2,900,000    North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 .....................       3,089,428
   1,000,000    Northeastern Local School District, Clark County Improvement, FGIC Insured, 5.55%, 12/01/18 ...       1,005,900
   1,090,000    Northridge Local School District, Licking, Knox and Del Counties Improvement, FSA Insured, 5.75%,
                 12/01/18 .....................................................................................       1,117,097
   2,000,000    Northwest Local School District, Scioto County, AMBAC Insured, 7.05%, 12/01/14 ................       2,197,180
   1,000,000    Norwalk Waterworks System Revenue, Series 1990, AMBAC Insured, Pre-Refunded, 7.20%, 04/01/15 ..       1,104,710
                Ohio Capital Corp. for Housing Mortgage Revenue, Refunding, MBIA Insured,
   2,000,000      6.35%, 07/01/22 .............................................................................       2,051,520
   4,215,000      6.90%, 07/01/24 .............................................................................       4,358,057
   3,500,000      Series J, 6.50%, 01/01/25 ...................................................................       3,593,415
   1,625,000      Westview Apartments, Series A, 6.125%, 01/01/15 .............................................       1,668,859
   2,565,000      Westview Apartments, Series A, 6.25%, 01/01/23 ..............................................       2,623,251
     770,000    Ohio HFA, MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 .........................         833,386
                Ohio HFA, SFMR, GNMA Secured,
   3,975,000      Series A, 7.65%, 03/01/29 ...................................................................       4,185,556
     965,000      Series B, 7.40%, 09/01/15 ...................................................................       1,019,802
   2,505,000      Series C, 8.00%, 09/01/08 ...................................................................       2,647,910
   2,410,000      Series C, 8.125%, 03/01/20 ..................................................................       2,528,042
   2,185,000      Series C, 7.85%, 09/01/21 ...................................................................       2,337,535
   1,295,000      Series D, 7.50%, 09/01/13 ...................................................................       1,375,549
   4,690,000      Series D, 7.05%, 09/01/16 ...................................................................       4,885,057
   3,730,000      Series I, 7.60%, 09/01/16 ...................................................................       3,967,526
                Ohio Municipal Electric Generation Agency, AMBAC Insured,
  13,000,000      Joint Venture, 5.625%, 02/15/16 .............................................................      13,078,000
   7,680,000      Joint Venture 5, Certificates of Beneficial Interest, 5.375%, 02/15/24 ......................       7,461,581

                Ohio State Air Quality Development Authority Revenue,
 $ 4,000,000      Columbus Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 ...........................     $ 4,230,640
   5,000,000      Refunding, Cincinnati Gas & Electric, MBIA Insured, 5.45%, 01/01/24 .........................       4,855,550
   1,230,000      Refunding, JMG Funding, L.P., AMBAC Insured, 6.375%, 01/01/29 ...............................       1,297,023
  15,245,000      Refunding, JMG Funding, L.P., AMBAC Insured, 6.375%, 04/01/29 ...............................      16,075,700
   1,000,000      Refunding, PCR, FGIC Insured, 7.45%, 03/01/16 ...............................................       1,098,550
   5,400,000      Refunding, PCR, Ohio Edison, Series B, AMBAC Insured, 5.625%, 11/15/29 ......................       5,363,496
   7,000,000      Refunding, PCR, Pennsylvania Power Co., AMBAC Insured, 6.45%, 05/01/27 ......................       7,392,560
  13,000,000    Ohio State Building Authority, Adult Correctional Facility, Series A, MBIA Insured, 6.125%, 10/01/13 13,756,330
   1,100,000    Ohio State Department of Transportation, COP, Panhandle Rail Line Project, Series A, FSA Insured,
                 6.50%, 04/15/12 ..............................................................................       1,180,817
                Ohio State Higher Educational Facility Commission Revenue,
   2,500,000      Dayton University Project, FGIC Insured, 7.25%, 12/01/12 ....................................       2,762,575
   1,300,000      Dayton University Project, FGIC Insured, 5.80%, 12/01/14 ....................................       1,334,892
   1,725,000      Dayton University Project, FGIC Insured, 6.75%, 12/01/15 ....................................       1,876,317
   1,135,000      Northern University Project, FGIC Insured, Pre-Refunded, 7.30%, 05/15/10 ....................       1,239,057
   1,000,000      Wittenberg University Project, FGIC Insured, 7.85%, 06/01/07 ................................       1,028,870
   1,500,000      Xavier University Project, MBIA Insured, Pre-Refunded, 7.625%, 11/01/08 .....................       1,592,340
                Ohio State Turnpike Commission, Turnpike Revenue, Series A,
   1,000,000      FGIC Insured, 5.75%, 02/15/24 ...............................................................         999,950
   5,400,000      MBIA Insured, 5.50%, 02/15/26 ...............................................................       5,284,980
   2,420,000    Ohio State Water Development Authority, PCR Facilities, Refunding, PA Power Co. Project, AMBAC
                 Insured, 6.15%, 08/01/23 .....................................................................       2,519,728
                Ohio State Water Development Authority Revenue,
      20,000      AMBAC Insured, 9.375%, 12/01/18 .............................................................          20,547
   6,250,000      Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 .........................................       6,418,438
   1,000,000      Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 ...................................       1,010,570
   4,450,000      Refunding and Improvement, Pure Water, AMBAC Insured, 5.50%, 12/01/18 .......................       4,421,654
   4,000,000      Refunding, Cincinnate Gas, Series A, MBIA Insured, 5.45%, 01/01/24 ..........................       3,916,840
   5,000,000      Refunding, Dayton Power, Series A, AMBAC Insured, 6.40%, 08/15/27 ...........................       5,265,400
   2,000,000      Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ...............................................       2,321,920
                Olentangy Local School District GO,
     375,000      MBIA Insured, 7.75%, 12/01/08 ...............................................................         467,595
     375,000      MBIA Insured, 7.75%, 12/01/09 ...............................................................         469,234
     375,000      MBIA Insured, 7.75%, 12/01/10 ...............................................................         470,126
   1,000,000      MBIA Insured, 6.35%, 12/01/17 ...............................................................       1,065,070
                Olmsted Falls Local School District, FGIC Insured,
   1,000,000      7.05%, 12/15/11 .............................................................................       1,118,180
   1,500,000      5.85%, 12/15/17 .............................................................................       1,543,710
   2,500,000    Orrville Electric System Mortgage Revenue, Refunding, Series A and B, AMBAC Insured, 7.50%,
                 12/01/10 .....................................................................................       2,669,250
   4,100,000    Orrville Sewer System Revenue, Improvement Mortgage, MBIA Insured, 7.875%, 12/01/12 ...........       4,285,443
   1,150,000    Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 ....................       1,209,720
   1,500,000    Ottawa County GO, Catawba Isle, AMBAC Insured, 7.00%, 09/01/11 ................................       1,647,135
   1,950,000    Ottawa County Sewer System Revenue, Refunding, Danbury Project, AMBAC Insured, 5.50%,
                 10/01/14 .....................................................................................       1,960,686
                Painesville Township Local School District GO, Lake County, FGIC Insured,
   3,240,000      5.625%, 12/01/09 ............................................................................       3,314,844
   4,490,000      5.65%, 12/01/15 .............................................................................       4,548,235
   2,000,000    Perrysburg Exempted Village School District, AMBAC Insured, 6.00%, 12/01/15 ...................       2,102,420
   1,000,000    Pickerington Local School District GO, Refunding, AMBAC Insured, 5.55%, 12/01/07 ..............       1,045,670

                Puerto Rico Commonwealth GO,
 $ 4,000,000      FSA Insured, 5.40%, 07/01/25 ................................................................     $ 3,914,480
   2,000,000      Refunding, MBIA Insured, 5.75%, 07/01/24 ....................................................       2,030,920
   5,000,000    Puerto Rico PBA Revenue Guaranteed, Government Facilities, Series A,
                 AMBAC Insured, 5.50%, 07/01/21................................................................       4,999,550
  11,000,000    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 07/01/21 ...................      11,191,070
                Revere Local School District, AMBAC Insured,
   2,000,000      5.25%, 12/01/16 .............................................................................       1,937,720
   1,600,000      6.00%, 12/01/16 .............................................................................       1,670,544
   1,300,000    Reynoldsburg City School District, FGIC Insured, 6.55%, 12/01/17 ..............................       1,394,614
   1,200,000    Rural Lorain County Water Authority, Water Resource Revenue, Refunding, AMBAC Insured,
                 Pre-Refunded, 7.70%, 10/01/08 ................................................................       1,294,296
     600,000    Saint Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 .................         651,540
     750,000    Saint Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ...............................         814,425
   2,000,000    Salem GO, AMBAC Insured, 6.50%, 12/01/06 ......................................................       2,245,280
   1,000,000    South Euclid Lyndhurst City School District, FGIC Insured, 5.30%, 12/01/14 ....................         976,320
     700,000    South Range Local School District, MBIA Insured, 6.15%, 12/01/18 ..............................         743,127
                South-Western City School District of Ohio, Franklin and Pickway Counties, FGIC Insured, ETM, 7.875%,
     490,000      12/01/03.....................................................................................         583,595
     550,000      12/01/04 ....................................................................................         664,120
     600,000      12/01/06 ....................................................................................         739,488
     600,000      12/01/07 ....................................................................................         727,962
                Southwest Regional Water District, Water Revenue, MBIA Insured, 6.00%,
   1,000,000      12/01/15 ....................................................................................       1,037,210
     700,000      12/01/20 ....................................................................................         723,380
   1,125,000    Springboro Water Systems Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/18 ...................       1,105,211
                Springfield City School District, Clark County, AMBAC Insured, Pre-Refunded,
   1,220,000      6.40%, 12/01/12 .............................................................................       1,361,459
   1,000,000      6.60%, 12/01/12 .............................................................................       1,113,920
   2,775,000    Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ....................................       2,810,770
   8,500,000    Stark County Sanitary Sewer System Revenue, Series A, MBIA Insured, Pre-Refunded, 7.75%,
                 11/15/18 .....................................................................................       9,212,045
   1,000,000    Stark County Sewer District Improvement Bonds, FGIC Insured, 5.80%, 12/01/16 ..................       1,024,720
   2,075,000    Steubenville City School District, Series A, AMBAC Insured, 6.20%, 12/01/17 ...................       2,210,041
   1,750,000    Struthers City School District, AMBAC Insured, 6.50%, 12/01/14 ................................       1,895,688
                Summit County GO, Limited Tax, AMBAC Insured,
     595,000      Building Improvement, Pre-Refunded, 8.00%, 12/01/07 .........................................         625,910
     315,000      Capital Improvement, Pre-Refunded, 8.00%, 12/01/07 ..........................................         331,364
   3,530,000      County Jail Improvement, Pre-Refunded, 7.85%, 12/01/08 ......................................       3,837,287
     720,000      Justice Facilities, Pre-Refunded, 8.00%, 12/01/07 ...........................................         757,404
     400,000      Refunding, Series B, 6.95%, 08/01/08 ........................................................         440,420
     610,000      Sewer System Improvement, Pre-Refunded, 8.00%, 12/01/07 .....................................         641,690
     450,000      Water System Improvement, Pre-Refunded, 8.00%, 12/01/07 .....................................         473,378
   1,750,000    Sylvania City School District, FGIC Insured, 5.75%, 12/01/22 ..................................       1,783,793
                Toledo GO, Limited Tax,
   3,715,000      AMBAC Insured, 5.95%, 12/01/15 ..............................................................       3,861,074
   1,000,000      AMBAC Insured, 6.00%, 12/01/16 ..............................................................       1,046,250
     500,000      FGIC Insured, 7.375%, 12/01/00 ..............................................................         547,290
     400,000      FGIC Insured, 7.375%, 12/01/02 ..............................................................         445,788
     650,000      FGIC Insured, 7.375%, 12/01/03 ..............................................................         729,430
     650,000      FGIC Insured, 7.375%, 12/01/04 ..............................................................         740,389
     650,000      FGIC Insured, 7.375%, 12/01/05 ..............................................................         746,233

                  Toledo GO, Limited Tax, (cont.)
  $  625,000      FGIC Insured, 7.375%, 12/01/06 ..............................................................      $  722,594
   4,500,000      MBIA Insured, 6.50%, 12/01/11 ...............................................................       4,872,285
                Toledo Sewerage System Mortgage Revenue, Series 1988-B, MBIA Insured,
   2,320,000      7.75%, 11/15/17 .............................................................................       2,490,010
   3,680,000      Pre-Refunded, 7.75%, 11/15/17 ...............................................................       3,988,274
                Trumbull County Hospital Revenue, FGIC Insured,
   1,000,000      Refunding and Improvement, Series A, FGIC Insured, 6.25%, 11/15/12 ..........................       1,060,580
   2,000,000      Refunding, Series B, FGIC Insured, 6.90%, 11/15/12 ..........................................       2,176,480
   4,000,000    Twinsburg City School District, FSA Insured, 6.70%, 12/01/11 ..................................       4,321,960
                University of Cincinnati, MBIA Insured,
   1,600,000      COP, 6.75%, 12/01/09 ........................................................................       1,731,408
   1,630,000      General Receipt, Series W, 5.85%, 06/01/16 ..................................................       1,679,193
   6,990,000    University of Puerto Rico Revenue, Series M, MBIA Insured, 5.25%, 06/01/25 ....................       6,769,466
                University of Toledo General Receipt,
   2,000,000      FGIC Insured, 5.30%, 06/01/18 ...............................................................       1,925,820
   5,500,000      Refunding, FGIC Insured, Series A, 5.90%, 06/01/20 ..........................................       5,577,770
   5,000,000    Upper Arlington County School District, MBIA Insured, 5.25%, 12/01/22 .........................       4,815,200
   1,000,000    Urbana Wastewater Treatment Plant GO, AMBAC Insured, 7.05%, 12/01/11 ..........................       1,116,670
   1,400,000    Valley Local School District, AMBAC Insured, 7.00%, 12/01/13 ..................................       1,542,856
   1,250,000    Warren County Sewer System Revenue, Series A, FGIC Insured, Pre-Refunded, 7.20%, 12/01/15 .....       1,399,788
   2,000,000    Warren County Waterworks District Revenue, Refunding, FGIC Insured, 5.45%, 12/01/15 ...........       1,992,840
                Warren GO,
   2,415,000      MBIA Insured, 6.65%, 11/01/12 ...............................................................       2,651,163
   1,015,000      Refunding, AMBAC Insured, 5.50%, 11/15/13 ...................................................       1,018,380
   1,800,000    Wausen Exempt Village School District, Refunding and School Improvements, MBIA Insured, 5.50%,
                 12/01/17 .....................................................................................       1,777,896
   1,800,000    Wayne Local School District, Warren County, AMBAC Insured, 6.10%, 12/01/24 ....................       1,898,478
   5,000,000    Westerville, Minerva Park and Blendon Joint Township Hospital District Revenue, Refunding,
                 St. Ann's Hospital, Series B, AMBAC Insured, ETM, 7.00%, 09/15/12 ............................       5,375,100
   2,000,000    Wilmington City School District, FGIC Insured, 6.30%, 12/01/14 ................................       2,121,640
                Wilmington Sewer System Revenue, Refunding, First Mortgage, MBIA Insured,
   1,085,000      5.20%, 02/15/13 .............................................................................       1,059,687
   1,170,000      5.30%, 02/15/18 .............................................................................       1,141,066
                Wilmington Water Revenue, First Mortgage System,AMBAC Insured,
   1,275,000      5.90%, 06/15/14 .............................................................................       1,311,911
   2,510,000      6.00%, 06/15/21 .............................................................................       2,586,505
     500,000    Woodmore Local School District, Refunding, AMBAC Insured, 5.65%, 12/01/08 .....................         520,940
   8,700,000    Wooster City School District, AMBAC Insured, 6.50%, 12/01/17 ..................................       9,698,151
   2,350,000    Worthington City School District, Refunding, FGIC Insured, 6.375%, 12/01/12 ...................       2,499,742
   2,250,000    Youngstown State University, General Receipts, AMBAC Insured, 6.00%, 12/15/16 .................       2,354,760
                                                                                                                     ----------
                      Total Long Term Investments (Cost $666,733,087) .........................................     703,283,629
                                                                                                                     ----------
           a    Short Term Investments
     300,000    Ohio State Air Quaility Development Authority Revenue, Refunding, Series A, Daily VRDN, 3.45%,
                 09/01/30 (Cost $300,000) .....................................................................         300,000
                                                                                                                     ----------
                          Total Investments (Cost $667,033,087)98.5% ..........................................     703,583,629
                          Other Assets and Liabilities, Net1.5% ...............................................      10,562,046
                                                                                                                     ----------
                          Net Assets100.0% ....................................................................    $714,145,675
                                                                                                                     ==========



                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $667,033,087 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ................................................................    $ 37,307,906
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value  ...............................................................        (757,364)
                                                                                                                     ----------
                  Net unrealized appreciation .................................................................   $  36,550,542
                                                                                                                     ==========


PORTFOLIO ABBREVIATIONS:
AMBAC    -        American Municipal Bond Assurance Corp.
COP      -        Certificate of Participation
ETM      -        Escrow to Maturity
FGIC     -        Financial Guaranty Insurance Co.
FHA      -        Federal Housing Agency
FSA      -        Financial Security Assistance
GNMA     -        Government National Mortgage Association
GO       -        General Obligation
HDC      -        Housing Development Corp.
L.P.     -        Limited Partnership
MBIA     -        Municipal Bond Investors Assurance Corp.
MFHR     -        Multi-Family Housing Revenue
PCR      -        Pollution Control Revenue
SFMR     -        Single Family Mortgage Revenue

aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
February 28, 1997


                                                                    Franklin       Franklin                          Franklin
                                                                 Arizona InsuredFlorida Insured     Franklin       Massachusetts
                                                                    Tax-Free       Tax-Free     Insured Tax-Free Insured Tax-Free
                                                                   Income Fund    Income Fund      Income Fund      Income Fund
                                                                   ----------     ----------        ----------     -------------
Assets:
 Investments in securities:
  At identified cost .........................................     $37,568,563    $73,817,016    $1,563,176,153    $314,830,951
                                                                    ==========     ==========      ============     ===========
  At value ...................................................      38,978,654     75,845,228     1,660,882,171     330,462,626
 Cash ........................................................         265,285        128,956         1,418,023         259,202
 Receivables:
  Interest ...................................................         395,424      1,272,463        25,670,225       4,100,371
  Investment securities sold .................................              --      1,397,571                --      14,527,851
  Capital shares sold ........................................         106,652         46,738           936,460         294,118
  From affiliates ............................................          18,766             --                --              --
                                                                   ----------     ----------        -----------    ------------
      Total assets ...........................................      39,764,781     78,690,956     1,688,906,879     349,644,168
                                                                   ----------     ----------        -----------     -----------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery ..........................................              --             --                --      14,822,564
   When-issued basis (Note 1) ................................              --      1,381,482         1,480,159       2,609,140
  Distributions payable to shareholders ......................          56,099        108,990         2,530,020         473,442
  Capital shares repurchased .................................              --            200           271,258          76,202
  Distribution fees ..........................................           4,628          5,788           243,783          50,725
  Management fees ............................................           4,597          9,805           652,267         145,135
  Shareholder servicing costs ................................           1,195          2,351            50,820           8,380
 Accrued expenses and other liabilities ......................           5,134          5,441            69,921          15,734
                                                                   ----------     ----------        -----------    ------------
      Total liabilities ......................................          71,653      1,514,057         5,298,228      18,201,322
                                                                   ----------     ----------        -----------    ------------
Net assets, at value .........................................     $39,693,128    $77,176,899    $1,683,608,651    $331,442,846
                                                                    ==========     ==========      ============     ===========
Net assets consist of:
 Undistributed net investment income..........................       $  87,718      $  50,649        $   20,740             $--
 Accumulated distributions in excess of net investment income.              --             --                --         (36,705)
 Net unrealized appreciation on investments...................       1,410,091      2,028,212        97,706,018      15,631,675
 Accumulated net realized gain (loss) from investments........        (433,159)    (1,409,515)          (36,722)      1,252,824
 Class I capital shares.......................................      38,628,478     76,507,553     1,564,453,139     308,247,323
 Class II capital shares......................................              --             --        21,465,476       6,347,729
                                                                   ----------     ----------        -----------    ------------
Net assets, at value..........................................     $39,693,128    $77,176,899    $1,683,608,651    $331,442,846
                                                                    ==========     ==========      ============     ===========
Class I shares:
 Net assets, at value.........................................     $39,693,128    $77,176,899    $1,662,087,488    $325,064,588
                                                                    ==========     ==========      ============     ===========
 Shares outstanding...........................................       3,831,399      7,728,681       136,753,285      28,162,462
                                                                    ==========     ==========      ============     ===========
 Net asset value per share*...................................          $10.36          $9.99            $12.15          $11.54
                                                                    ==========     ==========      ============     ===========
 Maximum offering price per share (100/95.75 of
  net asset value per share)..................................          $10.82         $10.43            $12.69          $12.05
                                                                    ==========     ==========      ============     ===========
Class II shares:
 Net assets, at value.........................................              --             --     $  21,521,163     $ 6,378,258
                                                                    ==========     ==========      ============     ===========
 Shares outstanding...........................................              --             --         1,762,895         550,431
                                                                    ==========     ==========      ============     ===========
 Net asset value per share*...................................              --             --            $12.21          $11.59
                                                                    ==========     ==========      ============     ===========
 Maximum offering price per share (100/99 of
  net asset value per share)..................................              --             --            $12.33          $11.71
                                                                    ==========     ==========      ============     ===========

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
February 28, 1997

                                                                                  Franklin          Franklin         Franklin
                                                                              Michigan Insured  Minnesota Insured  Ohio Insured
                                                                                  Tax-Free          Tax-Free         Tax-Free
                                                                                 Income Fund       Income Fund      Income Fund
                                                                                ------------      ------------      -----------
Assets:
 Investments in securities:
  At identified cost ......................................................    $1,054,920,018      $464,397,918    $667,033,087
                                                                                 ============       ===========    ============
  At value ................................................................     1,112,834,468       485,758,402     703,583,629
 Cash .....................................................................           886,087            62,942          25,227
 Receivables:
  Interest ................................................................        19,760,045         5,036,719      11,460,682
  Capital shares sold .....................................................           947,179           252,302         744,609
                                                                                 ------------       -----------    ------------
      Total assets ........................................................     1,134,427,779       491,110,365     715,814,147
                                                                                 ------------       -----------    ------------
Liabilities:
 Payables:
  Investment securities purchased:
   When-issued basis (Note 1) .............................................                --         2,978,548              --
  Distributions payable to shareholders ...................................         1,661,664           701,539       1,032,418
  Capital shares repurchased ..............................................           353,782           139,033         153,936
  Distribution fees .......................................................           181,455            62,240         110,042
  Management fees .........................................................           445,104           203,511         288,554
  Shareholder servicing costs .............................................            36,500            17,000          26,809
 Accrued expenses and other liabilities ...................................            50,303            37,351          56,713
                                                                                 ------------       -----------    ------------
      Total liabilities ...................................................         2,728,808         4,139,222       1,668,472
                                                                                 ------------       -----------    ------------
Net assets, at value ......................................................    $1,131,698,971      $486,971,143    $714,145,675
                                                                                 ============       ===========    ============
Net assets consist of:
 Undistributed net investment income ......................................              $ --        $  263,020             $--
 Accumulated distributions in excess of net investment income .............          (213,723)               --        (258,857)
 Net unrealized appreciation on investments ...............................        57,914,450        21,360,484      36,550,542
 Accumulated net realized gain (loss) from investments ....................         4,579,103          (543,789)     (1,061,531)
 Class I capital shares ...................................................     1,049,358,894       461,054,122     663,224,434
 Class II capital shares ..................................................        20,060,247         4,837,306      15,691,087
                                                                                 ------------       -----------    ------------
Net assets, at value ......................................................    $1,131,698,971      $486,971,143    $714,145,675
                                                                                 ============       ===========    ============
Class I shares:
 Net assets, at value .....................................................    $1,111,536,560      $482,127,643    $698,359,656
                                                                                 ============       ===========    ============
 Shares outstanding .......................................................        92,589,471        40,157,975      57,279,612
                                                                                 ============       ===========    ============
 Net asset value per share* ...............................................            $12.00            $12.01          $12.19
                                                                                 ============       ===========    ============
 Maximum offering price per share (100/95.75 of net asset value per share)             $12.53            $12.54          $12.73
                                                                                 ============       ===========    ============
Class II shares:
 Net assets, at value .....................................................     $  20,162,411       $ 4,843,500    $ 15,786,019
                                                                                 ============       ===========    ============
 Shares outstanding .......................................................         1,670,727           402,074       1,289,184
                                                                                 ============       ===========    ============
 Net asset value per share* ...............................................            $12.07            $12.05          $12.24
                                                                                 ============       ===========    ============
 Maximum offering price per share (100/99 of net asset value per share) ...            $12.19            $12.17          $12.36
                                                                                 ============       ===========    ============


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                        The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Operations
for the year ended February 28, 1997

                                                                    Franklin        Franklin                         Franklin
                                                                 Arizona Insured Florida Insured    Franklin       Massachusetts
                                                                    Tax-Free        Tax-Free    Insured Tax-Free  Insured Tax-Free
                                                                   Income Fund     Income Fund     Income Fund      Income Fund
                                                                   ----------      -----------     ----------        -----------
Investment income:
 Interest .....................................................     $2,164,362      $4,078,027     $106,225,193     $19,219,368
                                                                    ----------       ---------      -----------     -----------
Expenses:
 Management fees (Note 5) .....................................        238,269         447,534        7,848,890       1,649,833
 Distribution fees- Class I (Note 5) ..........................         35,403          64,396        1,283,229         246,840
 Distribution fees- Class II (Note 5) .........................             --              --           96,714          30,167
 Shareholder servicing costs (Note 5) .........................          9,878          19,051          438,123          86,046
 Reports to shareholders ......................................          9,985          11,483          270,988          52,937
 Insurance (Note 1) ...........................................          6,156              --            2,476           3,979
 Registration and filing fees .................................          4,160           7,475           65,735          18,322
 Professional fees ............................................          1,963           2,773           43,493           8,754
 Custodian fees ...............................................            812             687           15,917           3,109
 Trustees' fees and expenses ..................................            504             913           22,113           4,015
 Other ........................................................         18,572          15,027          141,766          34,482
 Management fees waived by manager (Note 5) ...................       (229,060)       (320,923)              --              --
                                                                    ----------       ---------      -----------     -----------
      Total expenses ..........................................         96,642         248,416       10,229,444       2,138,484
                                                                    ----------       ---------      -----------     -----------
      Net investment income ...................................      2,067,720       3,829,611       95,995,749      17,080,884
                                                                    ----------       ---------      -----------     -----------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) .....................................         (5,619)       (119,240)         189,172       4,857,234
 Net unrealized depreciation ..................................        (10,776)        (44,777)     (14,843,798)     (7,367,674)
                                                                    ----------       ---------      -----------     -----------
Net realized and unrealized loss on investments ...............        (16,395)       (164,017)     (14,654,626)     (2,510,440)
                                                                    ----------       ---------      -----------     -----------
Net increase in net assets resulting from operations ..........     $2,051,325      $3,665,594    $  81,341,123     $14,570,444
                                                                    ==========      ==========      ===========     ===========

                        The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Operations (cont.)
for the year ended February 28, 1997

                                                                                   Franklin          Franklin         Franklin
                                                                               Michigan Insured  Minnesota Insured  Ohio Insured
                                                                                   Tax-Free          Tax-Free         Tax-Free
                                                                                  Income Fund       Income Fund      Income Fund
                                                                                   ----------       -----------      ------------
Investment income:
 Interest ...................................................................     $ 68,766,547       $29,867,279    $42,294,708
                                                                                    ----------       -----------   ------------
Expenses:
 Management fees (Note 5) ...................................................        5,284,581         2,439,817      3,391,314
 Distribution fees- Class I (Note 5) ........................................          887,960           375,064        545,317
 Distribution fees- Class II (Note 5) .......................................           84,610            17,834         69,578
 Shareholder servicing costs (Note 5) .......................................          362,861           157,654        228,677
 Reports to shareholders ....................................................          207,399            93,860        127,555
 Insurance (Note 1) .........................................................           47,063            74,267         25,873
 Registration and filing fees ...............................................           20,199            19,931          5,409
 Professional fees ..........................................................           29,153            13,186         18,499
 Custodian fees .............................................................           11,112             4,039          6,730
 Trustees' fees and expenses ................................................           14,617             6,333          9,082
 Other ......................................................................           67,407            36,323         74,318
                                                                                    ----------       -----------   ------------
      Total expenses ........................................................        7,016,962         3,238,308      4,502,352
                                                                                    ----------       -----------   ------------
      Net investment income .................................................       61,749,585        26,628,971     37,792,356
                                                                                    ----------       -----------   ------------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) ...................................................        4,589,908          (540,028)     4,543,907
 Net unrealized depreciation ................................................      (11,934,831)       (4,659,743)    (5,685,110)
                                                                                    ----------       -----------   ------------
Net realized and unrealized loss on investments .............................       (7,344,923)       (5,199,771)    (1,141,203)
                                                                                    ----------       -----------   ------------
Net increase in net assets resulting from operations ........................     $ 54,404,662       $21,429,200    $36,651,153
                                                                                    ==========       ===========   ============


The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended February 28, 1997 and February 29, 1996

                                                                         Franklin Arizona Insured     Franklin Florida Insured
                                                                           Tax-Free Income Fund         Tax-Free Income Fund
                                                                          ---------  ------------      ----------  ----------
                                                                            1997          1996           1997           1996
                                                                          ---------     ---------       ---------    ----------
Increase (decrease) in net assets:
Operations:
 Net investment income ..............................................   $ 2,067,720    $ 1,635,250   $  3,829,611  $  3,071,572
 Net realized gain (loss) from security transactions ................        (5,619)         8,518       (119,240)       29,740
 Net unrealized appreciation (depreciation) on investments ..........       (10,776)     1,489,428        (44,777)    2,612,156
                                                                          ---------      ---------      ---------    ----------
      Net increase in net assets resulting from operations ..........     2,051,325      3,133,196      3,665,594     5,713,468
Distributions to shareholders from undistributed
 net investment income (Note 7) .....................................    (2,055,948)    (1,604,164)    (3,811,701)   (3,052,806)
Increase in net assets from capital share transactions (Note 2) .....     1,498,955     15,875,305      7,739,653    20,076,187
                                                                          ---------      ---------      ---------    ----------
      Net increase in net assets ....................................     1,494,332     17,404,337      7,593,546    22,736,849
Net assets:
 Beginning of year ..................................................    38,198,796     20,794,459     69,583,353    46,846,504
                                                                          ---------      ---------      ---------    ----------
 End of year ........................................................   $39,693,128    $38,198,796    $77,176,899   $69,583,353
                                                                          =========      =========     ==========    =========
Undistributed net investment income included in net assets:
 Beginning of year ..................................................     $  75,946      $  44,860      $  32,739     $  13,973
                                                                          =========      =========     ==========    =========
 End of year ........................................................     $  87,718      $  75,946      $  50,649     $  32,739
                                                                          =========      =========     ==========    =========



The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the years ended February 28, 1997 and February 29, 1996

                                                                        Franklin Insured          Franklin Massachusetts Insured
                                                                      Tax-Free Income Fund             Tax-Free Income Fund
                                                                      ---------------------             --------------------------
                                                                     1997              1996             1997           1996
                                                                 ------------       -----------       --------       ------------
Increase (decrease) in net assets:
Operations:
 Net investment income ......................................    $  95,995,749    $  98,442,242     $ 17,080,884  $  16,730,715
 Net realized gain (loss) from security transactions ........          189,172       12,703,972        4,857,234        (82,430)
 Net unrealized appreciation (depreciation) on investments ..      (14,843,798)      29,657,448       (7,367,674)     8,199,260
                                                                  ------------      -----------       ----------     ----------
      Net increase in net assets resulting from operations ..       81,341,123      140,803,662       14,570,444     24,847,545
Distributions to shareholders from:
 Undistributed net investment income (Note 7):
  Class I ...................................................      (96,336,110)     (98,929,211)     (17,006,052)   (16,888,337)
  Class II ..................................................         (757,108)        (130,554)        (230,919)       (62,237)
 In excess of net investment income:
  Class I ...................................................               --               --          (36,375)            --
  Class II ..................................................               --               --             (330)            --
Increase (decrease) in net assets from capital
 share transactions (Note 2) ................................      (13,829,944)     (11,787,371)      29,858,539      8,059,652
                                                                  ------------      -----------       ----------     ----------
      Net increase (decrease) in net assets .................      (29,582,039)      29,956,526       27,155,307     15,956,623
Net assets:
 Beginning of year ..........................................    1,713,190,690    1,683,234,164      304,287,539    288,330,916
                                                                  ------------      -----------       ----------     ----------
 End of year ................................................   $1,683,608,651   $1,713,190,690     $331,442,846   $304,287,539
                                                                  ============      ===========       ==========     ==========
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  Beginning of year .........................................     $  1,118,209     $  1,735,732       $  156,087     $  375,946
                                                                  ============      ===========       ==========     ==========
  End of year ...............................................         $ 20,740     $  1,118,209     $    (36,705)    $  156,087
                                                                  ============      ===========       ==========     ==========


The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the years ended February 28, 1997 and February 29, 1996

                                             Franklin Michigan Insured   Franklin Minnesota Insured     Franklin Ohio Insured
                                               Tax-Free Income Fund         Tax-Free Income Fund        Tax-Free Income Fund
                                                ----------------------    -----------------------        -------------------
                                               1997            1996          1997          1996          1997          1996
                                            -----------     -----------   ----------    -----------    ---------   ----------
Increase (decrease) in net assets:
Operations:
 Net investment income .................  $  61,749,585   $  61,052,303  $ 26,628,971  $ 27,026,738  $ 37,792,356  $ 37,353,056
 Net realized gain (loss) from
  security transactions ................      4,589,908       2,392,717      (540,028)      596,366     4,543,907     2,896,481
 Net unrealized appreciation (depreciation)
  on investments .......................    (11,934,831)     27,527,016    (4,659,743)    9,650,802    (5,685,110)   15,182,787
                                            -----------     -----------    ----------    ----------    ----------    ----------
      Net increase in net assets
       resulting from operations .......     54,404,662      90,972,036    21,429,200    37,273,906    36,651,153    55,432,324
Distributions to shareholders from:
 Undistributed net investment
  income (Note 7):
   Class I .............................    (61,003,949)    (61,725,372)  (26,722,891)  (27,066,218)  (37,223,762)  (37,736,610)
   Class II ............................       (634,617)       (105,454)     (132,990)      (17,666)     (514,622)      (95,312)
 In excess of net investment income:
  Class I ..............................       (213,723)       (113,681)           --            --      (258,857)      (56,788)
  Class II .............................             --              --            --            --            --            --
Increase (decrease) in net assets from
 capital share transactions (Note 2) ...     17,009,127      55,393,011      (893,357)    3,166,929    23,623,314    21,780,231
                                            -----------     -----------    ----------    ----------    ----------    ----------
      Net increase (decrease)
       in net assets ...................      9,561,500      84,420,540    (6,320,038)   13,356,951    22,277,226    39,323,845
Net assets:
 Beginning of year .....................  1,122,137,471   1,037,716,931   493,291,181   479,934,230   691,868,449   652,544,604
                                            -----------     -----------    ----------    ----------    ----------    ----------
 End of year ........................... $1,131,698,971  $1,122,137,471  $486,971,143  $493,291,181  $714,145,675  $691,868,449
                                            ===========     ===========    ==========    ==========    ==========    ==========
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
  Beginning of year ....................     $ (111,019)      $ 781,185    $  489,930    $  547,076   $   (53,972)   $  481,682
                                            ===========     ===========    ==========    ==========     ==========   ==========
  End of year ..........................     $ (213,723)     $ (111,019)   $  263,020    $  489,930  $   (258,857)    $ (53,972)
                                            ===========     ===========    ==========    ==========     ==========   ==========



The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is an open-end, management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of twenty-eight separate funds. This report pertains only to the seven Funds (the Funds) included in the accompanying financial statements. Each fund seeks to provide tax-free income. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. All funds in this report are diversified except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund.

All of the funds within this report, except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of a security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Municipal Bonds or Notes with "Puts":

The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average to maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put will be deemed to mature on the last day on which the put may be exercised.

c. Insurance:

Each long-term municipal security in the Trust is insured as to the scheduled payments of interest and principal by either a mutual fund Portfolio Insurance Policy, a Secondary Market Insurance Policy, a New Issue Insurance Policy or collateral guaranteed by an agency of the U.S. government. The providers of secondary market and new issue insurance are rated "AAA" by Standard & Poor's.

Premiums for a mutual fund Portfolio Insurance Policy or a Secondary Market Insurance Policy are paid from the Trust's assets. Premiums for a mutual fund Portfolio Insurance Policy (effective only so long as the Trust is in existence, Financial Guaranty (the insurer) remains in business and the municipal security insured under the policy continues to be held by the Trust) will reduce the current income on the portfolio by the amount thereof. Premiums paid by the Trust for a Secondary Market Insurance Policy (effective so long as the security so insured is outstanding and the insurer remains in business) are added to the cost basis of the municipal security insured and are not considered an expense of the Trust. Premiums for a New Issue Insurance Policy (effective so long as the security so insured is outstanding and the insurer remains in business) are paid in advance by the insured security issuer or by another third party prior to acquisition of the security by the Trust and are not considered an expense of the Trust.

d. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

e. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount and premium are amortized as required by the Internal Revenue Code. The Funds normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the day following the receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-dividend date. Once each month dividends are reinvested in additional shares of the Funds, or paid in cash as requested by the shareholders.

Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

g. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

h. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

i. Securities Purchased on a When-Issued Basis or Delayed Delivery Basis:

The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.


2. TRUST SHARES

At February 28, 1997, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in each of the Fund's shares for the years ended February 28, 1997 and February 29, 1996 were as follows:


                                              Franklin Arizona Insured   Franklin Florida Insured         Franklin Insured
                                                Tax-Free Income Fund       Tax-Free Income Fund         Tax-Free Income Fund
                                                  ------------------       --------------------         -----------------------
Class I Shares:                                 Shares       Amount        Shares        Amount        Shares         Amount
                                               --------    ----------     ---------    ----------    ---------       ------------
1997
 Shares sold ...............................   1,063,087  $ 10,804,634    2,159,414   $ 21,306,582   15,746,969   $ 190,229,186
 Shares issued in reinvestment of distributions   84,472       860,990      134,268     1,324,324     3,354,125      40,515,344
 Shares redeemed ...........................  (1,004,299)  (10,166,669)  (1,507,044)   (14,891,253) (21,353,609)   (257,913,352)
                                               --------     ----------     ---------    ----------   ----------     -----------
Net increase (decrease) ....................     143,260 $   1,498,955      786,638  $   7,739,653   (2,252,515) $  (27,168,822)
                                               ========     ==========     =========    ==========   ==========     ===========

1996
 Shares sold ...............................   1,838,731  $ 18,660,198    3,201,678  $  31,841,843   18,183,582   $ 221,183,747
 Shares issued in reinvestment of distributions                 70,984      721,684        103,904    1,024,348       3,371,851
41,020,750
 Shares redeemed ...........................    (344,498)   (3,506,577)  (1,278,505)   (12,790,004) (23,198,817)   (282,118,466)
                                               --------    ----------     ---------    -----------   ----------     ----------
Net increase (decrease) ....................   1,565,217  $ 15,875,305    2,027,077  $  20,076,187   (1,643,384) $  (19,913,969)
                                               ========    ==========     =========    ===========   ==========     ==========



2. TRUST SHARES (cont.)
                                              Franklin Arizona Insured   Franklin Florida Insured         Franklin Insured
                                                Tax-Free Income Fund       Tax-Free Income Fund         Tax-Free Income Fund
                                                 -------------------      ---------------------        ---------------------
Class II Shares:                                Shares       Amount        Shares        Amount        Shares         Amount
                                               --------    ----------     ---------    ---------      -----------  -----------
1997
 Shares sold ...............................          --            --           --             --    1,172,093     $14,208,657
 Shares issued in reinvestment of distributions       --            --            --            --       39,161         475,591
 Shares redeemed ...........................          --            --           --             --     (110,718)     (1,345,370)
                                               --------    ----------     ---------    -----------     ---------     -----------
Net increase ...............................          --            --           --             --    1,100,536     $13,338,878
                                               ========    ==========     =========    ===========     =========     ===========

1996*
 Shares sold ...............................          --            --           --             --      678,420    $  8,323,669
 Shares issued in reinvestment of distributions       --            --           --             --        5,942          73,170
 Shares redeemed ...........................          --            --           --             --      (22,003)       (270,241)
                                               --------    ----------     ---------    -----------     ---------     -----------
Net increase ...............................          --            --           --             --      662,359    $  8,126,598
                                               ========    ==========     =========    ===========     =========     ===========

                                               Franklin Massachusetts    Franklin Michigan Insured
                                            Insured Tax-Free Income Fund   Tax-Free Income Fund
                                                 -------------------       ---------------------
Class I Shares:                                 Shares       Amount        Shares        Amount
                                               --------    ----------     ---------    -----------
1997
 Shares sold ...............................   4,567,263  $ 52,464,615    7,814,075 $   93,018,944
 Shares issued in reinvestment of distributions  640,639     7,340,858    2,519,009     30,001,284
 Shares redeemed ...........................  (2,926,859)  (33,560,457) (10,033,049)  (119,411,654)
                                               --------    ----------     ---------    -----------
Net increase ...............................   2,281,043  $ 26,245,016      300,035$     3,608,574
                                               ========    ==========     =========    ===========

1996
 Shares sold ...............................   2,824,888   $32,667,342    9,709,057  $ 116,368,142
 Shares issued in reinvestment of distributions  616,949     7,118,850    2,481,201     29,703,331
 Shares redeemed ...........................  (2,990,203)  (34,460,747)  (8,123,578)   (97,338,156)
                                               --------    ----------     ---------    -----------
Net increase ...............................     451,634 $   5,325,445    4,066,680  $  48,733,317
                                               ========    ==========     =========    ===========

                                               Franklin Massachusetts    Franklin Michigan Insured
                                            Insured Tax-Free Income Fund   Tax-Free Income Fund
                                                 -------------------       ---------------------
Class II Shares:                                Shares       Amount        Shares        Amount
                                               --------    ----------     ---------    -----------
1997
 Shares sold ...............................     316,475 $   3,638,171    1,155,661  $  13,825,406
 Shares issued in reinvestment of distributions   15,223       175,286       36,857        441,821
 Shares redeemed ...........................     (17,305)     (199,934)     (72,368)      (866,674)
                                               --------    ----------     ---------    -----------
Net increase ...............................     314,393 $   3,613,523    1,120,150  $  13,400,553
                                               ========    ==========     =========    ===========

1996*
 Shares sold ...............................     231,785  $  2,684,668      562,131   $  6,801,007
 Shares issued in reinvestment of distributions    4,367        50,866        6,207         75,384
 Shares redeemed ...........................        (114)       (1,327)     (17,761)      (216,697)
                                               --------    ----------     ---------    -----------
Net increase ...............................     236,038  $  2,734,207      550,577   $  6,659,694
                                               ========    ==========     =========    ===========



2. TRUST SHARES (cont.)
                                             Franklin Minnesota Insured    Franklin Ohio Insured
                                                Tax-Free Income Fund       Tax-Free Income Fund
                                                 -------------------       ---------------------
Class I Shares:                                 Shares       Amount        Shares        Amount
                                               --------    ----------     ---------    -----------
1997
 Shares sold ...............................   3,044,882  $ 36,326,513    5,875,366  $  70,906,972
 Shares issued in reinvestment of distributions1,139,291    13,599,170    1,470,891     17,763,260
 Shares redeemed ...........................  (4,566,009)  (54,507,062)  (6,187,100)   (74,675,905)
                                               --------    ----------     ---------    -----------
Net increase (decrease) ....................    (381,836)$  (4,581,379)   1,159,157   $ 13,994,327
                                               ========    ==========     =========    ===========

1996
 Shares sold ...............................   3,441,478  $ 41,593,853    5,527,081   $ 67,055,359
 Shares issued in reinvestment of distributions1,131,910    13,654,723    1,462,685     17,716,211
 Shares redeemed ...........................  (4,417,279)  (53,230,931)  (5,705,470)   (69,053,439)
                                               --------    ----------     ---------    -----------
Net increase ...............................     156,109 $   2,017,645    1,284,296   $ 15,718,131
                                               ========    ==========     =========    ===========

                                             Franklin Minnesota Insured    Franklin Ohio Insured
                                                Tax-Free Income Fund       Tax-Free Income Fund
                                                 -------------------       ---------------------
Class II Shares:                                Shares       Amount        Shares        Amount
                                               --------    ----------     ---------    -----------
1997
 Shares sold ...............................     335,271 $   4,021,564      868,125  $  10,536,543
 Shares issued in reinvestment of distributions    7,301        87,474       29,854        362,556
 Shares redeemed ...........................     (35,169)     (421,016)    (105,328)    (1,270,112)
                                               --------    ----------     ---------    -----------
Net increase ...............................     307,403 $   3,688,022      792,651 $    9,628,987
                                               ========    ==========     =========    ===========

1996*
 Shares sold ...............................      99,039 $   1,202,330      491,956 $    6,005,927
 Shares issued in reinvestment of distributions      952        11,610        5,067         62,185
 Shares redeemed ...........................      (5,320)      (64,656)        (490)        (6,012)
                                               --------    ----------     ---------    -----------
Net increase ...............................      94,671 $   1,149,284      496,533 $    6,062,100
                                               ========    ==========     =========    ===========

*For the period May 1, 1995 to February 29, 1996


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At February 28, 1997, for tax purposes, the Funds had accumulated net realized gains or capital loss carryovers as follows:

                                                                                                    Franklin
                                                                                                  Massachusetts  Franklin Michigan
                                                                                                Insured Tax-Free  Insured Tax-Free
                                                                                                   Income Fund       Income Fund
                                                                                                    ----------      ------------
Accumulated net realized gains ................................................................      $1,252,824      $4,699,619
                                                                                                    ==========      ============

                                                                                                     Franklin
                                                 Franklin ArizonaFranklin Florida    Franklin        Minnesota     Franklin Ohio
                                                 Insured Tax-FreeInsured Tax-FreeInsured Tax-FreeInsured Tax-FreeInsured Tax-Free
                                                    Income Fund     Income Fund     Income Fund     Income Fund     Income Fund
                                                    -----------     -----------     ------------    -----------    ----------
Capital loss carryovers
 expiring in:  2002 ............................       $  21,282       $  16,913           $  --         $    --         $    --
               2003...............................       394,514       1,225,446          37,322           2,767       1,061,531
               2004...............................            --              --              --              --              --
               2005...............................        17,363         167,156              --         540,028              --
                                                    -----------     -----------       ----------       ---------     -----------
                                                        $433,159      $1,409,515         $37,322        $542,795      $1,061,531
                                                    ===========     ===========       ==========       =========     ===========

For income tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at February 28, 1997, by $120,516 in the Franklin Michigan Insured Tax-Free Income
Fund and $994 in the Franklin Minnesota Insured Tax-Free Income Fund.



4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended February 28, 1997 were as follows:


                                                                       Franklin                    Franklin
             Franklin Arizona Franklin Florida    Franklin      MassachusettsFranklin Michigan     Minnesota       Franklin Ohio
            Insured Tax-Free  Insured Tax-Free Insured Tax-Free Insured Tax-FreeInsured Tax-Free Insured Tax-Free Insured Tax-Free
                Income Fund    Income Fund       Income Fund    Income Fund    Income Fund         Income Fund      Income Fund
                -----------    -----------       -----------    -----------    ------------       ------------        ---------
Purchases....     $8,277,407    $28,922,211   $309,416,253       $105,387,130    $331,764,589     $69,239,189        $114,097,943
Sales........     $6,785,133    $23,380,368   $354,951,787      $  88,271,634    $337,058,818     $77,615,034        $102,761,480


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund on the last day of the month as follows:

Annualized Fee Rate Month End Net Assets
-------------       ----------------------------------
0.625%              First $100 million
0.50%               Over $100 million, up to and including $250 million
0.45%               In excess of $250 million

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, as noted in the Statement of Operations.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the year ended February 28, 1997, aggregated $1,302,290, of which $1,229,275 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Funds reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.10% per annum for Class I and 0.65% per annum for Class II, if applicable, of the average daily net assets of such class of all the Funds, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $3,737,112 for the year ended February 28, 1997.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors and the amounts paid to other dealers and any applicable contingent deferred sales charges for the year ended February 28, 1997 were as follows:


                                               Franklin   Franklin                Franklin     Franklin    Franklin
                                                Arizona    Florida    Franklin  Massachusetts  Michigan   Minnesota      Franklin
                                                Insured    Insured     Insured     Insured     Insured      Insured    Ohio Insured
                                               Tax-Free   Tax-Free    Tax-Free    Tax-Free     Tax-Free    Tax-Free      Tax-Free
                                              Income FundIncome Fund Income Fund Income Fund  Income Fund Income Fund   Income Fund
                                               --------   --------    --------    ---------    --------    --------   --------
Total commissions received .................    $325,449    $471,751 $3,657,762   $   998,112 $3,033,444  $1,063,873  $2,398,850
Paid to other dealers ......................    $305,987    $450,601 $3,667,465    $1,127,538 $3,004,175  $1,061,048  $2,383,756
Contingent deferred sales charges ..........         $--        $ --   $  6,263      $  1,328   $  7,786    $  2,804    $  9,688

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, FT Services and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. CREDIT RISK

All of the Funds' investments are in the securities of issuers within their respective states and U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within those states and U.S. territories and possessions.


7. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period by Fund are as follows:

                         Per Share Operating Performance                                         Ratios/Supplemental Data

                        --------------------------------------------                           ----------------------------
                          Net                  Distri-   Distri-         Net               Net       Ratio of   Ratio of Net
       Net Asset Net   Realized &              butions   butions         Asset             Assets    Expenses   Investment
Year   Value at Invest-Unrealized   Total From From Net  From    Total   Value            at End of  to Average Income    Portfolio
Ended  Beginning ment  Gain (Loss)  Investment InvestmentCapital Distri- at End    Total    Period   Net Assets to Average Turnover
Feb.28 of PeriodIncome on SecuritiesOperations Income    Gains   butions of Period Return++(in 000's)(See Note 5)+Net Assets Rate

Franklin Arizona Insured Tax-Free Income Fund:
Class I Shares:
 19941  $10.00   $.34    $.265   $ .605   $(.325)    $ --      $(.325)   $10.28   6.04%   $ 12,895    0.03%*    4.85%*    62.88%
 1995    10.28    .55    (.485)    .065    (.545)      --       (.545)     9.80    .94      20,794     .10      5.80      44.61
 1996     9.80    .55     .565    1.115    (.555)      --       (.555)    10.36  11.64      38,199     .16      5.51       4.12
 1997    10.36    .55     .003     .553    (.553)      --       (.553)    10.36   5.55      39,693     .25      5.45      18.27
Franklin Florida Insured Tax-Free Income Fund:
Class I Shares:
 19941   10.00    .34     .060     .400    (.330)      --       (.330)    10.07   3.97      32,150     --       4.97*     28.72
 1995    10.07    .52    (.531)   (.011)   (.529)      --       (.529)     9.53    .21      46,847     .35      5.61      43.71
 1996     9.53    .53     .491    1.021    (.531)      --       (.531)    10.02  10.95      69,583     .35      5.37      24.36
 1997    10.02    .53    (.032)    .498    (.528)      --       (.528)     9.99   5.17      77,177     .35      5.36      32.23
Franklin Insured Tax-Free Income Fund:
Class I Shares:
 1993    11.68    .74     .751    1.491    (.741)      --       (.741)    12.43  12.93   1,539,186     .53      6.22       7.95
 1994    12.43    .73     .020     .750    (.730)      --       (.730)    12.45   5.93   1,802,548     .52      5.79       6.85
 1995    12.45    .71    (.481)    .229    (.709)      --       (.709)    11.97   2.03   1,683,234     .59      6.00      14.42
 1996    11.97    .71     .302    1.012    (.712)      --       (.712)    12.27   8.66   1,705,038     .60      5.81      13.52
 1997    12.27    .69    (.114)    .576    (.696)      --       (.696)    12.15   4.88   1,662,087     .60      5.68      18.66
Class II Shares:
 19962   11.98    .54     .322     .862    (.532)      --       (.532)    12.31   7.32       8,152    1.18*     5.21*     13.52
 1997    12.31    .62    (.095)    .525    (.625)      --       (.625)    12.21   4.42      21,521    1.17      5.10      18.66
 Franklin Massachusetts Insured Tax-Free Income Fund:
Class I Shares:
 1993    11.03    .69     .685    1.375    (.675)      --       (.675)    11.73  12.61     278,510     .64      6.09       9.65
 1994    11.73    .67     .092     .762    (.682)      --       (.682)    11.81   6.39     307,013     .60      5.69      13.82
 1995    11.81    .66    (.468)    .192    (.662)      --       (.662)    11.34   1.83     288,331     .67      5.89      16.90
 1996    11.34    .66     .313     .973    (.663)      --       (.663)    11.65   8.80     301,529     .69      5.67      10.29
 1997    11.65    .63    (.098)    .532    (.642)3     --       (.642)    11.54   4.75     325,065     .68      5.51      29.22
Class II Shares:
 19962   11.36    .50     .323     .823    (.493)      --       (.493)    11.69   7.36       2,759    1.26*     5.06*     10.29
 1997    11.69    .57    (.094)    .476    (.576)3     --       (.576)    11.59   4.22       6,378    1.25      4.96      29.22
Franklin Michigan Insured Tax-Free Income Fund:
Class I Shares:
 1993    11.41    .71     .766    1.476    (.706)      --       (.706)    12.18  13.23     882,361     .58      6.09       2.04
 1994    12.18    .70     .066     .766    (.706)      --       (.706)    12.24   6.18   1,055,452     .54      5.66       3.21
 1995    12.24    .69    (.484)    .206    (.686)      --       (.686)    11.76   1.87   1,037,717     .61      5.87       9.12
 1996    11.76    .68     .337    1.017    (.687)3     --       (.687)    12.09   8.86   1,115,454     .62      5.65       9.38
 1997    12.09    .66    (.089)    .571    (.661)4     --       (.661)    12.00   4.90   1,111,537     .62      5.52      30.03
Class II Shares:
 19962   11.77    .51     .369     .879    (.509)      --       (.509)    12.14   7.58       6,683    1.20*     5.03*      9.38
 1997    12.14    .59    (.069)    .521    (.591)      --       (.591)    12.07   4.44      20,162    1.19      4.94      30.03

7. FINANCIAL HIGHLIGHTS (cont.)
                         Per Share Operating Performance                                         Ratios/Supplemental Data

                        --------------------------------------------                           --------------------------
                          Net                  Distri-   Distri-         Net               Net       Ratio of   Ratio of Net
       Net Asset Net   Realized &              butions   butions         Asset             Assets    Expenses   Investment
Year   Value at Invest-Unrealized   Total From From Net  From    Total   Value            at End of  to Average Income    Portfolio
Ended  Beginning ment  Gain (Loss)  Investment InvestmentCapital Distri- at End    Total    Period   Net Assets to Average Turnover
Feb.28 of PeriodIncome on SecuritiesOperations Income    Gains   butions of Period Return++(in 000's)(See Note 5)+Net Assets Rate

Franklin Minnesota Insured Tax-Free Income Fund:
Class I Shares:
 1993   $11.68   $.73   $ .667   $1.397   $(.727)    $ --      $(.727)   $12.35  12.23%$   445,767     .63%     6.12%      5.58%
 1994    12.35    .70    (.014)    .686    (.706)      --       (.706)    12.33   5.42     499,619     .60      5.67      13.42
 1995    12.33    .69    (.451)    .239    (.685)    (.004)     (.689)    11.88   2.12     479,934     .66      5.81      17.59
 1996    11.88    .67     .265     .935    (.675)      --       (.675)    12.14   8.06     492,139     .66      5.58      17.72
 1997    12.14    .65    (.120)    .530    (.660)      --       (.660)    12.01   4.54     482,128     .66      5.47      14.40
Class II Shares:
 19962   11.89    .50     .281     .781    (.501)      --       (.501)    12.17   6.67       1,152    1.25*     4.94*     17.72
 1997    12.17    .59    (.123)    .467    (.587)      --       (.587)    12.05   3.98       4,844    1.23      4.87      14.40
Franklin Ohio Insured Tax-Free Income Fund:
Class I Shares:
 1993    11.55    .72     .776    1.496    (.706)      --       (.706)    12.34  13.26     564,758     .59      6.05       2.87
 1994    12.34    .70     .066     .766    (.706)      --       (.706)    12.40   6.08     686,398     .56      5.59       7.29
 1995    12.40    .69    (.499)    .191    (.691)      --       (.691)    11.90   1.74     652,545     .63      5.83      11.76
 1996    11.90    .68     .327    1.007    (.687)3     --       (.687)    12.22   8.66     685,783     .64      5.58      11.47
 1997    12.22    .66    (.029)    .631    (.661)5     --       (.661)    12.19   5.35     698,360     .64      5.43      14.95
Class II Shares:
 19962   11.90    .52     .351     .871    (.511)      --       (.511)    12.26   7.43       6,085    1.22*     4.99*     11.47
 1997    12.26    .59    (.022)   (.568)   (.588)      --       (.588)    12.24   4.79      15,786    1.20      4.80      14.95

*Annualized

1For the period April 30, 1993 (effective date) to February 28, 1994.

2For the period May 1, 1995 (effective date) to February 29, 1996.

3Includes distributions in excess of net investment income in the amount of $.001.

4Includes distributions in excess of net investment income in the amount of $.002.

5Includes distributions in excess of net investment income in the amount of $.005.

++Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charges, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value, except for the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plans for Class I shares, the sales charges on reinvested dividends were eliminated.

+During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and to make payments of other expenses incurred by the Funds listed below. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

                                                  Ratio of Expenses to
                                                   Average Net Assets
                                                      -------------
Franklin Arizona Insured Tax-Free Income Fund
 19941............................................        0.83%*
 1995.............................................        0.96
 1996.............................................        0.86
 1997.............................................        0.86
Franklin Florida Insured Tax-Free Income Fund
 19941............................................        0.83*
 1995.............................................        0.88
 1996.............................................        0.82
 1997.............................................        0.80




Each fund hereby designates 100% of the distributions paid from net investment income for the taxable year ended February 28, 1997, as exempt-interest dividends per Section 852(b)(5) of the Internal Revenue Code.

FRANKLIN TAX-FREE TRUST

Report of Independent Accountants



To the shareholders and Board of Trustees

of Franklin Tax-Free Trust

We have audited the accompanying statements of assets and liabilities of each of the funds comprising the Franklin Tax-Free Trust (seven of which are included in this report), including each Fund's statement of investments in securities and net assets, as of February 28, 1997, and the related statements of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 28, 1997, by correspondence with custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement preparation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the Franklin Tax-Free Trust as of February 28, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


San Francisco, California

April 4, 1997





Franklin Tax-Free Trust (Alabama Series) Annual Report February 28, 1997.


APPENDIX

DESCRIPTION OF GRAPHIC  MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a)OF REGULATION S-T)


GRAPHIC MATERIAL (1)

The following line graph compares the Federal Funds Rate to the Consumer Price Index - Year over Year change from 3/31/94 to 2/28/97.


Period Ending      Fed Funds         CPI
Mar-94             2.50%             3.50%
Apr-94             2.40%             3.75%
May-94             2.30%             4.25%
Jun-94             2.50%             4.25%
Jul-94             2.80%             4.25%
Aug-94             2.90%             4.75%
Sep-94             3.00%             4.75%
Oct-94             2.60%             4.75%
Nov-94             2.70%             5.50%
Dec-94             2.70%             5.50%
Jan-95             2.80%             5.50%
Feb-95             2.90%             6.00%
Mar-95             2.90%             6.00%
Apr-95             3.10%             6.00%
May-95             3.20%             6.00%
Jun-95             3.00%             6.00%
Jul-95             2.80%             5.75%
Aug-95             2.60%             5.75%
Sep-95             2.50%             5.75%
Oct-95             2.80%             5.75%
Nov-95             2.60%             5.75%
Dec-95             2.50%             5.50%
Jan-96             2.70%             5.25%
Feb-96             2.70%             5.25%
Mar-96             2.80%             5.25%
Apr-96             2.90%             5.25%
May-96             2.90%             5.25%
Jun-96             2.80%             5.25%
Jul-96             3.00%             5.25%
Aug-96             2.90%             5.25%
Sep-96             3.00%             5.25%
Oct-96             3.00%             5.25%
Nov-96             3.30%             5.25%
Dec-96             3.30%             5.25%
Jan-97             3.00%             5.25%
Feb-97             3.00%             5.25%


GRAPHIC MATERIAL (2)

This bar chart shows the percentage of insured vs. Non-insured bonds issued during the following years: 1994 (37% insured, 63% non-insured), 1995 (43% insured, 57% non-insured), 1996 (47% insured, 53% non-insured).


GRAPHIC MATERIAL (3)

This bar chart shows new long-term municipal bond issuance from 1987 through 1996 in terms of billion: 1987/$105 billion; 1988/$117.3 billion; 1989/$125 billion; 1990/$127.8 billion; 1991/$172.4 billion; 1992/$234.7 billion;
1993/$292.2 billion; 1994/$164.8 billion; 1995/$160.3 billion; 1996/$183.5 billion.


GRAPHIC MATERIAL (4)

This bar chart shows the comparison between the fund's distribution rate of 5.10% and the taxable equivalent rate of 8.94%.


GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the fund's shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index
(CPI), based on a $10,000 investment from 4/30/93 to 2/28/97.


Period Ending     Fund         Index       Index
       4/30/93    $9,579       $10,000     $10,000
       5/31/93    $9,646       $10,056     $10,014
       6/30/93    $9,837       $10,224     $10,028
       7/31/93    $9,837       $10,237     $10,028
       8/31/93   $10,053       $10,450     $10,056
       9/30/93   $10,183       $10,569     $10,077
      10/31/93   $10,187       $10,589     $10,119
      11/30/93   $10,047       $10,496     $10,126
      12/31/93   $10,334       $10,718     $10,126
       1/31/94   $10,477       $10,840     $10,153
       2/28/94   $10,147       $10,559     $10,187
       3/31/94    $9,518       $10,129     $10,222
       4/30/94    $9,613       $10,215     $10,236
       5/31/94    $9,707       $10,304     $10,244
       6/30/94    $9,612       $10,241     $10,278
       7/31/94    $9,848       $10,429     $10,306
       8/31/94    $9,864       $10,465     $10,347
       9/30/94    $9,666       $10,312     $10,375
      10/31/94    $9,425       $10,128     $10,383
      11/30/94    $9,185        $9,945     $10,396
      12/31/94    $9,480       $10,163     $10,396
       1/31/95    $9,870       $10,454     $10,438
       2/28/95   $10,240       $10,758     $10,479
       3/31/95   $10,382       $10,882     $10,514
       4/30/95   $10,388       $10,895     $10,549
       5/31/95   $10,764       $11,243     $10,570
       6/30/95   $10,600       $11,145     $10,591
       7/31/95   $10,660       $11,251     $10,591
       8/31/95   $10,817       $11,394     $10,618
       9/30/95   $10,899       $11,465     $10,640
      10/31/95   $11,078       $11,632     $10,675
      11/30/95   $11,345       $11,825     $10,667
      12/31/95   $11,494       $11,938     $10,660
       1/31/96   $11,555       $12,029     $10,723
       2/29/96   $11,429       $11,947     $10,757
       3/29/96   $11,227       $11,794     $10,813
       4/30/96   $11,189       $11,761     $10,855
       5/31/96   $11,184       $11,757     $10,876
       6/28/96   $11,348       $11,885     $10,882
       7/31/96   $11,445       $11,993     $10,903
       8/30/96   $11,417       $11,990     $10,924
       9/30/96   $11,651       $12,158     $10,959
      10/31/96   $11,783       $12,296     $10,994
      11/29/96   $12,031       $12,521     $11,015
      12/31/96   $11,957       $12,468     $11,015
       1/31/97   $11,953       $12,492     $11,050
       2/28/97   $12,064       $12,607     $11,084

Total Return      20.64%        26.07%      10.84%


GRAPHIC MATERIAL (6)

This bar chart shows the comparison between the fund's distribution rate of 5.06% and the taxable equivalent rate of 8.38%.


GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the fund's shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index
(CPI), based on a $10,000 investment from 4/30/93 to 2/28/97.


Period Ending     Fund         Index       Index
       4/30/93    $9,579       $10,000     $10,000
       5/31/93    $9,550       $10,056     $10,014
       6/30/93    $9,703       $10,224     $10,028
       7/31/93    $9,722       $10,237     $10,028
       8/31/93    $9,921       $10,450     $10,056
       9/30/93   $10,024       $10,569     $10,077
      10/31/93   $10,059       $10,589     $10,119
      11/30/93    $9,910       $10,496     $10,126
      12/31/93   $10,207       $10,718     $10,126
       1/31/94   $10,319       $10,840     $10,153
       2/28/94    $9,949       $10,559     $10,187
       3/31/94    $9,309       $10,129     $10,222
       4/30/94    $9,382       $10,215     $10,236
       5/31/94    $9,446       $10,304     $10,244
       6/30/94    $9,359       $10,241     $10,278
       7/31/94    $9,635       $10,429     $10,306
       8/31/94    $9,569       $10,465     $10,347
       9/30/94    $9,369       $10,312     $10,375
      10/31/94    $9,056       $10,128     $10,383
      11/30/94    $8,846        $9,945     $10,396
      12/31/94    $9,201       $10,163     $10,396
       1/31/95    $9,599       $10,454     $10,438
       2/28/95    $9,968       $10,758     $10,479
       3/31/95   $10,056       $10,882     $10,514
       4/30/95   $10,070       $10,895     $10,549
       5/31/95   $10,444       $11,243     $10,570
       6/30/95   $10,289       $11,145     $10,591
       7/31/95   $10,357       $11,251     $10,591
       8/31/95   $10,491       $11,394     $10,618
       9/30/95   $10,570       $11,465     $10,640
      10/31/95   $10,769       $11,632     $10,675
      11/30/95   $11,001       $11,825     $10,667
      12/31/95   $11,159       $11,938     $10,660
       1/31/96   $11,185       $12,029     $10,723
       2/29/96   $11,057       $11,947     $10,757
       3/29/96   $10,863       $11,794     $10,813
       4/30/96   $10,812       $11,761     $10,855
       5/31/96   $10,816       $11,757     $10,876
       6/28/96   $10,978       $11,885     $10,882
       7/31/96   $11,084       $11,993     $10,903
       8/30/96   $11,076       $11,990     $10,924
       9/30/96   $11,296       $12,158     $10,959
      10/31/96   $11,392       $12,296     $10,994
      11/29/96   $11,603       $12,521     $11,015
      12/31/96   $11,539       $12,468     $11,015
       1/31/97   $11,509       $12,492     $11,050
       2/28/97   $11,629       $12,607     $11,084

Total Return      16.29%        26.07%      10.84%


GRAPHIC MATERIAL (8)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.39% and the taxable equivalent rate of 8.92%.


GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the fund's Class I shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 3/1/87 to 2/28/97.


Period Ending     Fund         Index       Index
    3/1/87        9,578        10,000      10,000
   3/31/87        9,450         9,894      10,045
   4/30/87        8,818         9,397      10,099
   5/31/87        8,610         9,350      10,135
   6/30/87        8,887         9,625      10,170
   7/31/87        8,936         9,723      10,197
   8/31/87        8,970         9,745      10,251
   9/30/87        8,490         9,385      10,304
  10/31/87        8,559         9,418      10,331
  11/30/87        8,905         9,664      10,340
  12/31/87        9,059         9,804      10,340
   1/31/88        9,487        10,153      10,367
   2/29/88        9,591        10,261      10,394
   3/31/88        9,333        10,142      10,438
   4/30/88        9,369        10,219      10,493
   5/31/88        9,405        10,189      10,528
   6/30/88        9,600        10,338      10,574
   7/31/88        9,672        10,405      10,618
   8/31/88        9,718        10,414      10,663
   9/30/88        9,925        10,603      10,734
  10/31/88       10,207        10,790      10,770
  11/30/88       10,098        10,690      10,778
  12/31/88       10,219        10,799      10,797
   1/31/89       10,423        11,023      10,850
   2/28/89       10,331        10,897      10,895
   3/31/89       10,328        10,871      10,958
   4/30/89       10,560        11,129      11,029
   5/31/89       10,775        11,360      11,092
   6/30/89       10,915        11,515      11,119
   7/31/89       11,008        11,671      11,146
   8/31/89       10,957        11,557      11,163
   9/30/89       10,896        11,522      11,199
  10/31/89       11,000        11,663      11,253
  11/30/89       11,144        11,867      11,280
  12/31/89       11,239        11,964      11,298
   1/31/90       11,147        11,908      11,414
   2/28/90       11,273        12,014      11,468
   3/31/90       11,270        12,018      11,531
   4/30/90       11,166        11,931      11,549
   5/31/90       11,427        12,191      11,576
   6/30/90       11,526        12,298      11,639
   7/31/90       11,719        12,480      11,683
   8/31/90       11,436        12,299      11,790
   9/30/90       11,523        12,307      11,889
  10/31/90       11,695        12,530      11,961
  11/30/90       11,941        12,781      11,987
  12/31/90       11,977        12,838      11,987
   1/31/91       12,173        13,010      12,059
   2/28/91       12,252        13,123      12,077
   3/31/91       12,299        13,128      12,095
   4/30/91       12,476        13,304      12,113
   5/31/91       12,557        13,422      12,150
   6/30/91       12,551        13,409      12,185
   7/31/91       12,720        13,573      12,203
   8/31/91       12,824        13,752      12,238
   9/30/91       12,996        13,930      12,292
  10/31/91       13,078        14,056      12,311
  11/30/91       13,071        14,095      12,346
  12/31/91       13,336        14,398      12,355
   1/31/92       13,386        14,431      12,374
   2/29/92       13,402        14,436      12,418
   3/31/92       13,441        14,441      12,481
   4/30/92       13,549        14,570      12,499
   5/31/92       13,751        14,742      12,516
   6/30/92       13,931        14,990      12,562
   7/31/92       14,438        15,439      12,588
   8/31/92       14,240        15,288      12,623
   9/30/92       14,266        15,387      12,658
  10/31/92       14,030        15,237      12,703
  11/30/92       14,367        15,509      12,721
  12/31/92       14,562        15,668      12,712
   1/31/93       14,759        15,849      12,774
   2/28/93       15,187        16,423      12,819
   3/31/93       15,092        16,249      12,864
   4/30/93       15,192        16,413      12,900
   5/31/93       15,256        16,505      12,918
   6/30/93       15,517        16,781      12,936
   7/31/93       15,542        16,802      12,936
   8/31/93       15,855        17,152      12,972
   9/30/93       16,032        17,347      12,999
  10/31/93       16,056        17,380      13,052
  11/30/93       16,006        17,227      13,062
  12/31/93       16,287        17,591      13,062
   1/31/94       16,441        17,791      13,097
   2/28/94       16,118        17,331      13,141
   3/31/94       15,599        16,625      13,186
   4/30/94       15,664        16,767      13,205
   5/31/94       15,769        16,912      13,214
   6/30/94       15,715        16,809      13,259
   7/31/94       15,966        17,117      13,294
   8/31/94       16,007        17,177      13,348
   9/30/94       15,857        16,924      13,384
  10/31/94       15,652        16,623      13,393
  11/30/94       15,394        16,322      13,410
  12/31/94       15,703        16,681      13,410
   1/31/95       16,068        17,158      13,464
   2/28/95       16,449        17,658      13,518
   3/31/95       16,585        17,861      13,563
   4/30/95       16,624        17,882      13,607
   5/31/95       16,998        18,453      13,635
   6/30/95       16,913        18,292      13,662
   7/31/95       16,996        18,466      13,662
   8/31/95       17,150        18,700      13,697
   9/30/95       17,233        18,818      13,725
  10/31/95       17,445        19,091      13,770
  11/30/95       17,687        19,408      13,760
  12/31/95       17,844        19,594      13,751
   1/31/96       17,943        19,743      13,832
   2/29/96       17,869        19,609      13,876
   3/29/96       17,693        19,358      13,948
   4/30/96       17,648        19,304      14,003
   5/31/96       17,675        19,296      14,029
   6/28/96       17,852        19,506      14,038
   7/31/96       17,969        19,684      14,064
   8/30/96       17,996        19,680      14,091
   9/30/96       18,217        19,955      14,136
  10/31/96       18,379        20,181      14,181
  11/29/96       18,632        20,550      14,208
  12/31/96       18,582        20,464      14,208
   1/31/97       18,608        20,503      14,254
   2/28/97       18,741        20,691      14,298

  Total Return   87.41%        106.91%     42.98%


GRAPHIC MATERIAL (10)

This bar chart shows the comparison between the fund's Class II distribution rate of 4.95% and the taxable equivalent rate of 8.20%.


GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the fund's Class II shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.


Period Ending        Fund      Index       Index
         5/1/95      $9,901     $10,000    $10,000
        5/31/95     $10,122     $10,319    $10,020
        6/30/95     $10,075     $10,229    $10,040
        7/31/95     $10,119     $10,326    $10,040
        8/31/95     $10,206     $10,458    $10,066
        9/30/95     $10,259     $10,523    $10,086
       10/31/95     $10,379     $10,676    $10,120
       11/30/95     $10,509     $10,853    $10,112
       12/31/95     $10,605     $10,957    $10,105
        1/31/96     $10,659     $11,041    $10,165
        2/29/96     $10,610     $10,966    $10,198
        3/29/96     $10,502     $10,825    $10,251
        4/30/96     $10,478     $10,795    $10,291
        5/31/96     $10,489     $10,791    $10,310
        6/28/96     $10,589     $10,908    $10,316
        7/31/96     $10,662     $11,008    $10,336
        8/30/96     $10,665     $11,005    $10,356
        9/30/96     $10,790     $11,159    $10,389
       10/31/96     $10,880     $11,286    $10,422
       11/29/96     $11,024     $11,492    $10,442
       12/31/96     $10,989     $11,444    $10,442
        1/31/97     $10,999     $11,466    $10,475
        2/28/97     $11,081     $11,571    $10,508

Total Return         10.81%      15.71%      5.08%


GRAPHIC MATERIAL (12)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.18% and the taxable equivalent rate of 9.74%.


GRAPHIC MATERIAL (13)

The following line graph hypothetically compares the performance of the fund's Class I shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 3/1/87 to 2/28/97.

Period Ending     Fund         Index        Index
   3/1/87         9,572        10,000       10,000
   3/31/87        9,517         9,894       10,045
   4/30/87        8,947         9,397       10,099
   5/31/87        8,672         9,350       10,135
   6/30/87        8,872         9,625       10,170
   7/31/87        9,005         9,723       10,197
   8/31/87        9,070         9,745       10,251
   9/30/87        8,525         9,385       10,304
  10/31/87        8,540         9,418       10,331
  11/30/87        8,844         9,664       10,340
  12/31/87        9,045         9,804       10,340
   1/31/88        9,472        10,153       10,367
   2/29/88        9,607        10,261       10,394
   3/31/88        9,398        10,142       10,438
   4/30/88        9,426        10,219       10,493
   5/31/88        9,454        10,189       10,528
   6/30/88        9,620        10,338       10,574
   7/31/88        9,648        10,405       10,618
   8/31/88        9,712        10,414       10,663
   9/30/88        9,899        10,603       10,734
  10/31/88       10,134        10,790       10,770
  11/30/88       10,048        10,690       10,778
  12/31/88       10,162        10,799       10,797
   1/31/89       10,343        11,023       10,850
   2/28/89       10,265        10,897       10,895
   3/31/89       10,245        10,871       10,958
   4/30/89       10,439        11,129       11,029
   5/31/89       10,664        11,360       11,092
   6/30/89       10,801        11,515       11,119
   7/31/89       10,910        11,671       11,146
   8/31/89       10,819        11,557       11,163
   9/30/89       10,778        11,522       11,199
  10/31/89       10,867        11,663       11,253
  11/30/89       11,008        11,867       11,280
  12/31/89       11,089        11,964       11,298
   1/31/90       10,985        11,908       11,414
   2/28/90       11,097        12,014       11,468
   3/31/90       11,097        12,018       11,531
   4/30/90       10,982        11,931       11,549
   5/31/90       11,213        12,191       11,576
   6/30/90       11,308        12,298       11,639
   7/31/90       11,488        12,480       11,683
   8/31/90       11,275        12,299       11,790
   9/30/90       11,253        12,307       11,889
  10/31/90       11,394        12,530       11,961
  11/30/90       11,621        12,781       11,987
  12/31/90       11,654        12,838       11,987
   1/31/91       11,863        13,010       12,059
   2/28/91       11,918        13,123       12,077
   3/31/91       11,973        13,128       12,095
   4/30/91       12,140        13,304       12,113
   5/31/91       12,219        13,422       12,150
   6/30/91       12,231        13,409       12,185
   7/31/91       12,401        13,573       12,203
   8/31/91       12,504        13,752       12,238
   9/30/91       12,653        13,930       12,292
  10/31/91       12,745        14,056       12,311
  11/30/91       12,745        14,095       12,346
  12/31/91       12,990        14,398       12,355
   1/31/92       13,048        14,431       12,374
   2/29/92       13,044        14,436       12,418
   3/31/92       13,076        14,441       12,481
   4/30/92       13,191        14,570       12,499
   5/31/92       13,367        14,742       12,516
   6/30/92       13,568        14,990       12,562
   7/31/92       14,011        15,439       12,588
   8/31/92       13,826        15,288       12,623
   9/30/92       13,846        15,387       12,658
  10/31/92       13,585        15,237       12,703
  11/30/92       13,926        15,509       12,721
  12/31/92       14,133        15,668       12,712
   1/31/93       14,328        15,849       12,774
   2/28/93       14,738        16,423       12,819
   3/31/93       14,734        16,249       12,864
   4/30/93       14,843        16,413       12,900
   5/31/93       14,890        16,505       12,918
   6/30/93       15,129        16,781       12,936
   7/31/93       15,163        16,802       12,936
   8/31/93       15,443        17,152       12,972
   9/30/93       15,593        17,347       12,999
  10/31/93       15,626        17,380       13,052
  11/30/93       15,569        17,227       13,062
  12/31/93       15,800        17,591       13,062
   1/31/94       15,966        17,791       13,097
   2/28/94       15,709        17,331       13,141
   3/31/94       15,183        16,625       13,186
   4/30/94       15,217        16,767       13,205
   5/31/94       15,304        16,912       13,214
   6/30/94       15,270        16,809       13,259
   7/31/94       15,494        17,117       13,294
   8/31/94       15,528        17,177       13,348
   9/30/94       15,370        16,924       13,384
  10/31/94       15,198        16,623       13,393
  11/30/94       14,957        16,322       13,410
  12/31/94       15,228        16,681       13,410
   1/31/95       15,612        17,158       13,464
   2/28/95       15,999        17,658       13,518
   3/31/95       16,119        17,861       13,563
   4/30/95       16,182        17,882       13,607
   5/31/95       16,503        18,453       13,635
   6/30/95       16,438        18,292       13,662
   7/31/95       16,546        18,466       13,662
   8/31/95       16,684        18,700       13,697
   9/30/95       16,793        18,818       13,725
  10/31/95       16,990        19,091       13,770
  11/30/95       17,203        19,408       13,760
  12/31/95       17,373        19,594       13,751
   1/31/96       17,454        19,743       13,832
   2/29/96       17,402        19,609       13,876
   3/29/96       17,230        19,358       13,948
   4/30/96       17,162        19,304       14,003
   5/31/96       17,200        19,296       14,029
   6/28/96       17,344        19,506       14,038
   7/31/96       17,474        19,684       14,064
   8/30/96       17,496        19,680       14,091
   9/30/96       17,699        19,955       14,136
  10/31/96       17,857        20,181       14,181
  11/29/96       18,109        20,550       14,208
  12/31/96       18,050        20,464       14,208
   1/31/97       18,084        20,503       14,254
   2/28/97       18,228        20,691       14,298

  Total Return   82.28%        106.91%      42.98%


GRAPHIC MATERIAL (14)

This bar chart shows the comparison between the fund's Class II distribution rate of 4.77% and the taxable equivalent rate of 8.97%.


GRAPHIC MATERIAL (15)

The following line graph hypothetically compares the performance of the fund's Class II shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.


Period Ending       Fund       Index       Index
        5/1/95      $9,904     $10,000     $10,000
       5/31/95     $10,100     $10,319     $10,020
       6/30/95     $10,064     $10,229     $10,040
       7/31/95     $10,125     $10,326     $10,040
       8/31/95     $10,213     $10,458     $10,066
       9/30/95     $10,265     $10,523     $10,086
      10/31/95     $10,380     $10,676     $10,120
      11/30/95     $10,513     $10,853     $10,112
      12/31/95     $10,611     $10,957     $10,105
       1/31/96     $10,655     $11,041     $10,165
       2/29/96     $10,618     $10,966     $10,198
       3/29/96     $10,501     $10,825     $10,251
       4/30/96     $10,464     $10,795     $10,291
       5/31/96     $10,481     $10,791     $10,310
       6/28/96     $10,564     $10,908     $10,316
       7/31/96     $10,647     $11,008     $10,336
       8/30/96     $10,646     $11,005     $10,356
       9/30/96     $10,774     $11,159     $10,389
      10/31/96     $10,855     $11,286     $10,422
      11/29/96     $11,002     $11,492     $10,442
      12/31/96     $10,961     $11,444     $10,442
       1/31/97     $10,977     $11,466     $10,475
       2/28/97     $11,068     $11,571     $10,508

Total Return        10.68%      15.71%       5.08%


GRAPHIC MATERIAL (16)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.27% and the taxable equivalent rate of 9.13%.


GRAPHIC MATERIAL (17)

The following line graph hypothetically compares the performance of the fund's Class I shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 3/1/87 to 2/28/97.


Period Ending     Fund        Index       Index
    3/1/87        9,573       10,000      10,000
   3/31/87        9,474        9,894      10,045
   4/30/87        8,885        9,397      10,099
   5/31/87        8,641        9,350      10,135
   6/30/87        8,888        9,625      10,170
   7/31/87        9,011        9,723      10,197
   8/31/87        9,092        9,745      10,251
   9/30/87        8,560        9,385      10,304
  10/31/87        8,601        9,418      10,331
  11/30/87        8,882        9,664      10,340
  12/31/87        9,071        9,804      10,340
   1/31/88        9,506       10,153      10,367
   2/29/88        9,634       10,261      10,394
   3/31/88        9,445       10,142      10,438
   4/30/88        9,477       10,219      10,493
   5/31/88        9,510       10,189      10,528
   6/30/88        9,687       10,338      10,574
   7/31/88        9,711       10,405      10,618
   8/31/88        9,771       10,414      10,663
   9/30/88        9,951       10,603      10,734
  10/31/88       10,207       10,790      10,770
  11/30/88       10,115       10,690      10,778
  12/31/88       10,238       10,799      10,797
   1/31/89       10,418       11,023      10,850
   2/28/89       10,352       10,897      10,895
   3/31/89       10,325       10,871      10,958
   4/30/89       10,527       11,129      11,029
   5/31/89       10,778       11,360      11,092
   6/30/89       10,925       11,515      11,119
   7/31/89       11,003       11,671      11,146
   8/31/89       10,936       11,557      11,163
   9/30/89       10,878       11,522      11,199
  10/31/89       10,968       11,663      11,253
  11/30/89       11,128       11,867      11,280
  12/31/89       11,209       11,964      11,298
   1/31/90       11,119       11,908      11,414
   2/28/90       11,231       12,014      11,468
   3/31/90       11,233       12,018      11,531
   4/30/90       11,133       11,931      11,549
   5/31/90       11,392       12,191      11,576
   6/30/90       11,529       12,298      11,639
   7/31/90       11,697       12,480      11,683
   8/31/90       11,459       12,299      11,790
   9/30/90       11,471       12,307      11,889
  10/31/90       11,622       12,530      11,961
  11/30/90       11,869       12,781      11,987
  12/31/90       11,892       12,838      11,987
   1/31/91       12,077       13,010      12,059
   2/28/91       12,155       13,123      12,077
   3/31/91       12,201       13,128      12,095
   4/30/91       12,367       13,304      12,113
   5/31/91       12,446       13,422      12,150
   6/30/91       12,438       13,409      12,185
   7/31/91       12,596       13,573      12,203
   8/31/91       12,687       13,752      12,238
   9/30/91       12,847       13,930      12,292
  10/31/91       12,940       14,056      12,311
  11/30/91       12,931       14,095      12,346
  12/31/91       13,196       14,398      12,355
   1/31/92       13,244       14,431      12,374
   2/29/92       13,235       14,436      12,418
   3/31/92       13,272       14,441      12,481
   4/30/92       13,402       14,570      12,499
   5/31/92       13,616       14,742      12,516
   6/30/92       13,815       14,990      12,562
   7/31/92       14,312       15,439      12,588
   8/31/92       14,120       15,288      12,623
   9/30/92       14,155       15,387      12,658
  10/31/92       13,913       15,237      12,703
  11/30/92       14,238       15,509      12,721
  12/31/92       14,420       15,668      12,712
   1/31/93       14,602       15,849      12,774
   2/28/93       15,018       16,423      12,819
   3/31/93       14,980       16,249      12,864
   4/30/93       15,077       16,413      12,900
   5/31/93       15,163       16,505      12,918
   6/30/93       15,413       16,781      12,936
   7/31/93       15,411       16,802      12,936
   8/31/93       15,714       17,152      12,972
   9/30/93       15,901       17,347      12,999
  10/31/93       15,975       17,380      13,052
  11/30/93       15,896       17,227      13,062
  12/31/93       16,163       17,591      13,062
   1/31/94       16,304       17,791      13,097
   2/28/94       15,976       17,331      13,141
   3/31/94       15,462       16,625      13,186
   4/30/94       15,564       16,767      13,205
   5/31/94       15,639       16,912      13,214
   6/30/94       15,581       16,809      13,259
   7/31/94       15,817       17,117      13,294
   8/31/94       15,853       17,177      13,348
   9/30/94       15,674       16,924      13,384
  10/31/94       15,467       16,623      13,393
  11/30/94       15,219       16,322      13,410
  12/31/94       15,529       16,681      13,410
   1/31/95       15,882       17,158      13,464
   2/28/95       16,277       17,658      13,518
   3/31/95       16,412       17,861      13,563
   4/30/95       16,449       17,882      13,607
   5/31/95       16,836       18,453      13,635
   6/30/95       16,733       18,292      13,662
   7/31/95       16,828       18,466      13,662
   8/31/95       16,981       18,700      13,697
   9/30/95       17,076       18,818      13,725
  10/31/95       17,286       19,091      13,770
  11/30/95       17,541       19,408      13,760
  12/31/95       17,682       19,594      13,751
   1/31/96       17,794       19,743      13,832
   2/29/96       17,716       19,609      13,876
   3/29/96       17,519       19,358      13,948
   4/30/96       17,496       19,304      14,003
   5/31/96       17,488       19,296      14,029
   6/28/96       17,675       19,506      14,038
   7/31/96       17,817       19,684      14,064
   8/30/96       17,808       19,680      14,091
   9/30/96       18,042       19,955      14,136
  10/31/96       18,201       20,181      14,181
  11/29/96       18,498       20,550      14,208
  12/31/96       18,430       20,464      14,208
   1/31/97       18,438       20,503      14,254
   2/28/97       18,584       20,691      14,298

  Total Return   85.84%       106.91%     42.98%


GRAPHIC MATERIAL (18)

This bar chart shows the comparison between the fund's Class II distribution rate of 4.73% and the taxable equivalent rate of 8.20%.


GRAPHIC MATERIAL (19)

The following line graph hypothetically compares the performance of the fund's Class II shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.


Period Ending      Fund        Index       Index
        5/1/95      $9,899      $10,000     $10,000
       5/31/95     $10,141      $10,319     $10,020
       6/30/95     $10,082      $10,229     $10,040
       7/31/95     $10,134      $10,326     $10,040
       8/31/95     $10,220      $10,458     $10,066
       9/30/95     $10,281      $10,523     $10,086
      10/31/95     $10,402      $10,676     $10,120
      11/30/95     $10,549      $10,853     $10,112
      12/31/95     $10,629      $10,957     $10,105
       1/31/96     $10,690      $11,041     $10,165
       2/29/96     $10,639      $10,966     $10,198
       3/29/96     $10,513      $10,825     $10,251
       4/30/96     $10,495      $10,795     $10,291
       5/31/96     $10,494      $10,791     $10,310
       6/28/96     $10,591      $10,908     $10,316
       7/31/96     $10,671      $11,008     $10,336
       8/30/96     $10,670      $11,005     $10,356
       9/30/96     $10,805      $11,159     $10,389
      10/31/96     $10,895      $11,286     $10,422
      11/29/96     $11,066      $11,492     $10,442
      12/31/96     $11,020      $11,444     $10,442
       1/31/97     $11,019      $11,466     $10,475
       2/28/97     $11,109      $11,571     $10,508

Total Return        11.09%       15.71%       5.08%


GRAPHIC MATERIAL (20)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.17% and the taxable equivalent rate of 9.35%.


GRAPHIC MATERIAL (21)

The following line graph hypothetically compares the performance of the fund's Class I shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 3/1/87 to 2/28/97.


Period Ending   Fund       Index        Index
  3/1/87         9,578     10,000       10,000
 3/31/87         9,486      9,894       10,045
 4/30/87         8,899      9,397       10,099
 5/31/87         8,662      9,350       10,135
 6/30/87         8,894      9,625       10,170
 7/31/87         9,029      9,723       10,197
 8/31/87         9,100      9,745       10,251
 9/30/87         8,592      9,385       10,304
10/31/87         8,615      9,418       10,331
11/30/87         8,846      9,664       10,340
12/31/87         9,046      9,804       10,340
 1/31/88         9,501     10,153       10,367
 2/29/88         9,651     10,261       10,394
 3/31/88         9,468     10,142       10,438
 4/30/88         9,508     10,219       10,493
 5/31/88         9,522     10,189       10,528
 6/30/88         9,685     10,338       10,574
 7/31/88         9,717     10,405       10,618
 8/31/88         9,775     10,414       10,663
 9/30/88         9,967     10,603       10,734
10/31/88        10,215     10,790       10,770
11/30/88        10,130     10,690       10,778
12/31/88        10,245     10,799       10,797
 1/31/89        10,405     11,023       10,850
 2/28/89        10,346     10,897       10,895
 3/31/89        10,334     10,871       10,958
 4/30/89        10,553     11,129       11,029
 5/31/89        10,773     11,360       11,092
 6/30/89        10,919     11,515       11,119
 7/31/89        11,000     11,671       11,146
 8/31/89        10,939     11,557       11,163
 9/30/89        10,888     11,522       11,199
10/31/89        10,980     11,663       11,253
11/30/89        11,131     11,867       11,280
12/31/89        11,214     11,964       11,298
 1/31/90        11,132     11,908       11,414
 2/28/90        11,246     12,014       11,468
 3/31/90        11,252     12,018       11,531
 4/30/90        11,198     11,931       11,549
 5/31/90        11,433     12,191       11,576
 6/30/90        11,550     12,298       11,639
 7/31/90        11,708     12,480       11,683
 8/31/90        11,500     12,299       11,790
 9/30/90        11,476     12,307       11,889
10/31/90        11,637     12,530       11,961
11/30/90        11,860     12,781       11,987
12/31/90        11,866     12,838       11,987
 1/31/91        12,040     13,010       12,059
 2/28/91        12,099     13,123       12,077
 3/31/91        12,148     13,128       12,095
 4/30/91        12,324     13,304       12,113
 5/31/91        12,417     13,422       12,150
 6/30/91        12,410     13,409       12,185
 7/31/91        12,576     13,573       12,203
 8/31/91        12,655     13,752       12,238
 9/30/91        12,823     13,930       12,292
10/31/91        12,914     14,056       12,311
11/30/91        12,906     14,095       12,346
12/31/91        13,155     14,398       12,355
 1/31/92        13,202     14,431       12,374
 2/29/92        13,195     14,436       12,418
 3/31/92        13,255     14,441       12,481
 4/30/92        13,360     14,570       12,499
 5/31/92        13,557     14,742       12,516
 6/30/92        13,731     14,990       12,562
 7/31/92        14,194     15,439       12,588
 8/31/92        13,986     15,288       12,623
 9/30/92        13,987     15,387       12,658
10/31/92        13,742     15,237       12,703
11/30/92        14,073     15,509       12,721
12/31/92        14,264     15,668       12,712
 1/31/93        14,444     15,849       12,774
 2/28/93        14,840     16,423       12,819
 3/31/93        14,805     16,249       12,864
 4/30/93        14,914     16,413       12,900
 5/31/93        14,985     16,505       12,918
 6/30/93        15,214     16,781       12,936
 7/31/93        15,224     16,802       12,936
 8/31/93        15,480     17,152       12,972
 9/30/93        15,638     17,347       12,999
10/31/93        15,685     17,380       13,052
11/30/93        15,608     17,227       13,062
12/31/93        15,831     17,591       13,062
 1/31/94        15,967     17,791       13,097
 2/28/94        15,673     17,331       13,141
 3/31/94        15,224     16,625       13,186
 4/30/94        15,273     16,767       13,205
 5/31/94        15,386     16,912       13,214
 6/30/94        15,336     16,809       13,259
 7/31/94        15,554     17,117       13,294
 8/31/94        15,604     17,177       13,348
 9/30/94        15,442     16,924       13,384
10/31/94        15,225     16,623       13,393
11/30/94        14,969     16,322       13,410
12/31/94        15,269     16,681       13,410
 1/31/95        15,638     17,158       13,464
 2/28/95        16,009     17,658       13,518
 3/31/95        16,138     17,861       13,563
 4/30/95        16,173     17,882       13,607
 5/31/95        16,508     18,453       13,635
 6/30/95        16,420     18,292       13,662
 7/31/95        16,511     18,466       13,662
 8/31/95        16,658     18,700       13,697
 9/30/95        16,763     18,818       13,725
10/31/95        16,952     19,091       13,770
11/30/95        17,157     19,408       13,760
12/31/95        17,306     19,594       13,751
 1/31/96        17,385     19,743       13,832
 2/29/96        17,294     19,609       13,876
 3/29/96        17,104     19,358       13,948
 4/30/96        17,069     19,304       14,003
 5/31/96        17,077     19,296       14,029
 6/28/96        17,245     19,506       14,038
 7/31/96        17,385     19,684       14,064
 8/30/96        17,363     19,680       14,091
 9/30/96        17,575     19,955       14,136
10/31/96        17,728     20,181       14,181
11/29/96        17,956     20,550       14,208
12/31/96        17,903     20,464       14,208
 1/31/97        17,939     20,503       14,254
 2/28/97        18,079     20,691       14,298

Total Return    80.79%     106.91%      42.98%


GRAPHIC MATERIAL (22)

This bar chart shows the comparison between the fund's Class II distribution rate of 4.37% and the taxable equivalent rate of 7.90%.


GRAPHIC MATERIAL (23)

The following line graph hypothetically compares the performance of the fund's Class II shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.


Period Ending       Fund        Index        Index
         5/1/95      $9,900      $10,000     $10,000
        5/31/95     $10,105      $10,319     $10,020
        6/30/95     $10,046      $10,229     $10,040
        7/31/95     $10,097      $10,326     $10,040
        8/31/95     $10,190      $10,458     $10,066
        9/30/95     $10,240      $10,523     $10,086
       10/31/95     $10,351      $10,676     $10,120
       11/30/95     $10,479      $10,853     $10,112
       12/31/95     $10,565      $10,957     $10,105
        1/31/96     $10,608      $11,041     $10,165
        2/29/96     $10,547      $10,966     $10,198
        3/29/96     $10,426      $10,825     $10,251
        4/30/96     $10,399      $10,795     $10,291
        5/31/96     $10,382      $10,791     $10,310
        6/28/96     $10,496      $10,908     $10,316
        7/31/96     $10,576      $11,008     $10,336
        8/30/96     $10,567      $11,005     $10,356
        9/30/96     $10,682      $11,159     $10,389
       10/31/96     $10,770      $11,286     $10,422
       11/29/96     $10,904      $11,492     $10,442
       12/31/96     $10,867      $11,444     $10,442
        1/31/97     $10,882      $11,466     $10,475
        2/28/97     $10,969      $11,571     $10,508

Total Return          9.69%       15.71%       5.08%


GRAPHIC MATERIAL (24)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.18% and the taxable equivalent rate of 9.27%.


GRAPHIC MATERIAL (25)

The following line graph hypothetically compares the performance of the fund's Class I shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 3/1/87 to 2/28/97.


Period Ending    Fund       Index       Index
  3/1/87         9,574      10,000      10,000
 3/31/87         9,452       9,894      10,045
 4/30/87         8,844       9,397      10,099
 5/31/87         8,622       9,350      10,135
 6/30/87         8,872       9,625      10,170
 7/31/87         8,990       9,723      10,197
 8/31/87         9,058       9,745      10,251
 9/30/87         8,507       9,385      10,304
10/31/87         8,553       9,418      10,331
11/30/87         8,831       9,664      10,340
12/31/87         9,005       9,804      10,340
 1/31/88         9,459      10,153      10,367
 2/29/88         9,600      10,261      10,394
 3/31/88         9,416      10,142      10,438
 4/30/88         9,444      10,219      10,493
 5/31/88         9,480      10,189      10,528
 6/30/88         9,669      10,338      10,574
 7/31/88         9,697      10,405      10,618
 8/31/88         9,753      10,414      10,663
 9/30/88         9,936      10,603      10,734
10/31/88        10,202      10,790      10,770
11/30/88        10,111      10,690      10,778
12/31/88        10,242      10,799      10,797
 1/31/89        10,410      11,023      10,850
 2/28/89        10,355      10,897      10,895
 3/31/89        10,328      10,871      10,958
 4/30/89        10,528      11,129      11,029
 5/31/89        10,767      11,360      11,092
 6/30/89        10,912      11,515      11,119
 7/31/89        10,991      11,671      11,146
 8/31/89        10,925      11,557      11,163
 9/30/89        10,879      11,522      11,199
10/31/89        10,959      11,663      11,253
11/30/89        11,108      11,867      11,280
12/31/89        11,189      11,964      11,298
 1/31/90        11,092      11,908      11,414
 2/28/90        11,214      12,014      11,468
 3/31/90        11,216      12,018      11,531
 4/30/90        11,136      11,931      11,549
 5/31/90        11,392      12,191      11,576
 6/30/90        11,519      12,298      11,639
 7/31/90        11,709      12,480      11,683
 8/31/90        11,506      12,299      11,790
 9/30/90        11,531      12,307      11,889
10/31/90        11,682      12,530      11,961
11/30/90        11,886      12,781      11,987
12/31/90        11,933      12,838      11,987
 1/31/91        12,129      13,010      12,059
 2/28/91        12,175      13,123      12,077
 3/31/91        12,212      13,128      12,095
 4/30/91        12,389      13,304      12,113
 5/31/91        12,470      13,422      12,150
 6/30/91        12,464      13,409      12,185
 7/31/91        12,633      13,573      12,203
 8/31/91        12,726      13,752      12,238
 9/30/91        12,898      13,930      12,292
10/31/91        12,992      14,056      12,311
11/30/91        12,985      14,095      12,346
12/31/91        13,239      14,398      12,355
 1/31/92        13,288      14,431      12,374
 2/29/92        13,267      14,436      12,418
 3/31/92        13,303      14,441      12,481
 4/30/92        13,431      14,570      12,499
 5/31/92        13,617      14,742      12,516
 6/30/92        13,794      14,990      12,562
 7/31/92        14,274      15,439      12,588
 8/31/92        14,084      15,288      12,623
 9/30/92        14,095      15,387      12,658
10/31/92        13,855      15,237      12,703
11/30/92        14,201      15,509      12,721
12/31/92        14,404      15,668      12,712
 1/31/93        14,609      15,849      12,774
 2/28/93        15,058      16,423      12,819
 3/31/93        15,056      16,249      12,864
 4/30/93        15,141      16,413      12,900
 5/31/93        15,213      16,505      12,918
 6/30/93        15,485      16,781      12,936
 7/31/93        15,496      16,802      12,936
 8/31/93        15,782      17,152      12,972
 9/30/93        15,955      17,347      12,999
10/31/93        15,990      17,380      13,052
11/30/93        15,924      17,227      13,062
12/31/93        16,202      17,591      13,062
 1/31/94        16,366      17,791      13,097
 2/28/94        16,003      17,331      13,141
 3/31/94        15,431      16,625      13,186
 4/30/94        15,507      16,767      13,205
 5/31/94        15,621      16,912      13,214
 6/30/94        15,565      16,809      13,259
 7/31/94        15,813      17,117      13,294
 8/31/94        15,850      17,177      13,348
 9/30/94        15,647      16,924      13,384
10/31/94        15,401      16,623      13,393
11/30/94        15,157      16,322      13,410
12/31/94        15,477      16,681      13,410
 1/31/95        15,880      17,158      13,464
 2/28/95        16,285      17,658      13,518
 3/31/95        16,417      17,861      13,563
 4/30/95        16,440      17,882      13,607
 5/31/95        16,851      18,453      13,635
 6/30/95        16,735      18,292      13,662
 7/31/95        16,815      18,466      13,662
 8/31/95        16,994      18,700      13,697
 9/30/95        17,074      18,818      13,725
10/31/95        17,281      19,091      13,770
11/30/95        17,533      19,408      13,760
12/31/95        17,701      19,594      13,751
 1/31/96        17,797      19,743      13,832
 2/29/96        17,692      19,609      13,876
 3/29/96        17,482      19,358      13,948
 4/30/96        17,460      19,304      14,003
 5/31/96        17,496      19,296      14,029
 6/28/96        17,695      19,506      14,038
 7/31/96        17,836      19,684      14,064
 8/30/96        17,827      19,680      14,091
 9/30/96        18,088      19,955      14,136
10/31/96        18,260      20,181      14,181
11/29/96        18,553      20,550      14,208
12/31/96        18,486      20,464      14,208
 1/31/97        18,493      20,503      14,254
 2/28/97        18,637      20,691      14,298

Total Return    86.37%      106.91%        42.98%


GRAPHIC MATERIAL (26)

This bar chart shows the comparison between the fund's Class II distribution rate of 4.80% and the taxable equivalent rate of 8.59%.


GRAPHIC MATERIAL (27)

The following line graph hypothetically compares the performance of the fund's Class II shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.

Period Ending      Fund       Index      Index
        5/1/95     $9,900     $10,000    $10,000
       5/31/95    $10,139     $10,319    $10,020
       6/30/95    $10,065     $10,229    $10,040
       7/31/95    $10,116     $10,326    $10,040
       8/31/95    $10,218     $10,458    $10,066
       9/30/95    $10,261     $10,523    $10,086
      10/31/95    $10,389     $10,676    $10,120
      11/30/95    $10,535     $10,853    $10,112
      12/31/95    $10,631     $10,957    $10,105
       1/31/96    $10,692     $11,041    $10,165
       2/29/96    $10,623     $10,966    $10,198
       3/29/96    $10,492     $10,825    $10,251
       4/30/96    $10,474     $10,795    $10,291
       5/31/96    $10,490     $10,791    $10,310
       6/28/96    $10,595     $10,908    $10,316
       7/31/96    $10,692     $11,008    $10,336
       8/30/96    $10,682     $11,005    $10,356
       9/30/96    $10,823     $11,159    $10,389
      10/31/96    $10,929     $11,286    $10,422
      11/29/96    $11,098     $11,492    $10,442
      12/31/96    $11,052     $11,444    $10,442
       1/31/97    $11,051     $11,466    $10,475
       2/28/97    $11,131     $11,571    $10,508

Total Return       11.31%      15.71%      5.08%

FRANKLIN TAX-FREE TRUST

Annual Report
February 28, 1997

Franklin Alabama Tax-Free Income Fund
Franklin Florida Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin Kentucky Tax-Free Income Fund
Franklin Lousinana Tax-Free Income Fund
Franklin Maryland Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Texas Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund


Table of Contents                                              Page
Message from the Chairman                                         1
Special Feature:
Q&A with the Municipal Bond Department                            3
Fund Reports
Franklin Alabama
Tax-Free Income Fund                                              6
Franklin Florida
Tax-Free Income Fund                                              14
Franklin Georgia
Tax-Free Income Fund                                              22
Franklin Kentucky
Tax-Free Income Fund                                              30
Franklin Louisiana
Tax-Free Income Fund                                              35
Franklin Maryland
Tax-Free Income Fund                                              43
Franklin Missouri
Tax-Free Income Fund                                              51
Franklin North Carolina
Tax-Free Income Fund                                              59
Franklin Texas
Tax-Free Income Fund                                              67
Franklin Virginia
Tax-Free Income Fund                                              75
Glossary of Investment Terms                                      83
Statement of Investments                                          84
Financial Statements                                              130
Notes to Financial Statements                                     138
Report of Independent Auditors                                    146


MESSAGE FROM THE CHAIRMAN

                                                                April 15, 1997

Dear Shareholder:

It's a pleasure to bring you the Franklin Tax-Free Trust's annual report for the period ended February 28, 1997.

Interest rates fluctuated within a relatively narrow range during this 12-month reporting period, as investors reacted to various U.S. economic reports. The 30-year U.S. Treasury bond, for example, yielded 6.48% at the beginning of the Trust's fiscal year yielding 6.48%. By August 31, 1996, the yield on this bellwether issue had jumped to 7.13% following reports of a strong gross domestic product growth rate in the second quarter. Many investors anticipated that the Federal Reserve Board (the Fed) would raise interest rates to help cool the economy. Instead, the Fed opted to allow the market to determine interest rates. When the economy appeared to be slowing down in late summer, interest rates began to fall. At the close of the period on February 28, 1997, 30-year Treasuries were yielding 6.80%.* A range of less than three-quarters of one percent over the year is considered relatively narrow by recent standards.


*Source: Micropal.

For the year under review, fixed-income mutual funds lived in the shadow of a very exciting and alluring stock market: large amounts of capital poured into equity mutual funds in 1996, and the Dow Jones Industrial Average(R) set an unprecedented 44 record high closings -- including closing above the 7000 point mark for the first time on February 13, 1997. It was rewarding, however, to see that our shareholders didn't give into this "siren song" and, in fact, demonstrated professional investment discipline by keeping some balance in their portfolios' allocation of assets.

The November 1996 election results were well-received, and Federal Reserve Chairman Alan Greenspan's ever vigilant position on inflation has been reassuring, both domestically and to our foreign trading partners. Most recently, Mr. Greenspan warned investors against becoming too euphoric in feeling the markets will continue to rise. Of particular concern to some observers are labor costs and the strength of the dollar.

We will continue to manage our funds for maximum tax-free income and stable share value. It is important to remember that financial markets always have been -- and probably always will be -- subject to fluctuation. No one can predict the future performance of the securities markets, but history has shown that, over the long term, stocks and bonds have delivered impressive results when income is left to compound. For this reason, we encourage you to review your investment program periodically with your investment representative, and focus on your continuing long-term goals.

As a Franklin Templeton fund shareholder, you receive the benefits of professional management and dedicated service. If you have any questions concerning the funds in the Franklin Tax-Free Trust, we welcome the opportunity to answer them.

We appreciate your support, welcome new shareholders, and look forward to serving your investment needs in the years ahead.


Sincerely,


Charles B. Johnson
Chairman
Franklin Tax-Free Trust


                           -- Celebrating 50 Years --

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.

SPECIAL FEATURE: Q&A WITH THE MUNICIPAL BOND DEPARTMENT

Tom Kenny, director of Franklin's Municipal Bond Department, and portfolio managers Don Duerson, Sheila Amoroso and Bernie Schroer discuss some issues facing the municipal bond market.

1997 marks the start of a second presidential term for Bill Clinton. Do you think his re-election was good news for the markets?

Tom Kenny: Market participants do not like uncertainty, so they appear comfortable with the re-election of a Democratic president and a Republican Congress. Alan Greenspan's reappointment as Federal Reserve Board Chairman was also positive for the markets.

Why is that?

Tom: His monetary policy is designed to encourage low inflation with moderate growth, which he has been able to accomplish.

Sheila Amoroso: We expect at least the first two quarters of 1997 to be similar to 1996 with regard to growth and inflation, though it is difficult to predict.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Alan Greenspan maintained a relatively neutral stance on monetary policy throughout most of 1996. Do you see this carrying over into 1997?

Bernie Schroer: Possibly. As you know, we do not try to predict where rates will be in the future. But, I think Greenspan will continue to look for signs of above-trend growth, and will probably focus on wages and commodity prices. At this point, wage inflation is moderate and companies do not feel they can raise prices.

Don Duerson: The "threat" of higher rates seems to be sufficient to control market expectations. Also, the recent strength of the dollar should have a moderating effect on the economy by slowing export growth while keeping import price inflation under control.

Floods in the Western U.S.: What impact do you see this having on state finances, bond issuance, and bond ratings?

Sheila: Historically, very few bond issues are affected negatively by natural disasters. At worst, some types of issues may be called and paid off from insurance proceeds. Bond ratings are generally long term in nature and are usually not affected by such short-term events. Most of the repair costs are covered by insurance companies, the Federal Emergency Management Agency, and state disaster relief funds.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Bernie: Generally, these disasters create an increase in construction activity, however, which can contribute to increased economic growth in those affected areas. The states of California, Oregon and Washington are leading the country in economic growth and shouldn't be adversely affected by the floods.

What kinds of bonds are you purchasing
for your funds?

Don: We try to choose bonds whose coupons provide higher income with lower volatility than, for example, deep discount bonds with lower coupons. We feel that the best relative value in the market today is in the insured sector. The narrow quality spreads in the market are due to the low interest-rate environment and the increase in volume of insured issues in the market. Close to 50% of new issues came to market insured, taking more spread out of the market.

What do you mean by "narrow spread?"

Bernie: In a declining or low interest-rate environment, investors tend to "reach for yield," trying to obtain the same yield level they had in an earlier, higher interest-rate environment. To accomplish this, investors have to buy lesser-quality bonds, which are usually higher yielding. Because interest rates have been relatively low for most of the 1990s, investor demand has increased for higher-yielding, lower-quality securities, which drives the prices of these securities higher. This results in lower relative yield differentials between lower-quality issues and AAA-rated insured bonds. When this happens, it makes more sense for us to buy insured bonds.

Do you plan on changing your investment strategy in 1997?

Tom: Franklin employs a long-term "buy and hold" strategy, and our major objective for the tax-free funds is to pay out high tax-free income. Our portfolio managers don't speculate on the market by trying to predict future interest rates. We use a consistent and disciplined long-term relative value strategy toward meeting our objectives, and we plan on maintaining this approach.

FRAKNLIN'S MUNICIPAL TRADING DESK PICTURE OMITTED

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and Alabama state personal income taxes through a portfolio consisting primarily of Alabama municipal bonds.*

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update

Alabama's economy grew faster than the rest of the nation as a whole during most of the last ten years as it diversified away from manufacturing and attracted new companies into the state. Several high-technology businesses, as well as other new entrants to the state, were enticed by Alabama's comprehensive transportation facilities and low cost-structure. In the last six years, over $15 billion in outside capital investments was made by companies such as Mercedes Benz. Although the state continues to have a per capita personal income rate that is below average, these developments have helped propel the growth of personal income to outpace the national average.+

+Source: Standard & Poor's State Review, 5/13/96.


GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Based in part on Alabama's expanding and diversifying economy, conservative financial management, and low debt burden, Standard & Poor's(R), a national credit rating agency, has rated its general obligation bonds AA.++

++This does not indicate Standard & Poor's rating of the fund.

Portfolio Notes

During the one-year reporting period, we continued to pursue our strategy of investing for high levels of current ncome. Our holdings of pre-refunded bonds decreased slightly as we continued to sell these securities. It is advantageous to sell pre-refunded bonds as they approach five years to their call date, and we are continually looking for opportunities to realize the maximum gain possible on these bonds. Proceeds from these sales have been invested in current coupon bonds, which we believe will be strong sources of future tax-free income for the fund.

  Franklin Alabama Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments
                              % of Total
                               Long-Term
  Sector                      Investments
  Utilities                       31.5%
  Hospitals                       20.0%
  General Obligation              12.9%
  Industrial                      11.0%
  City                             7.2%
  Housing                          6.5%
  County                           5.7%
  Pre-Refunded                     5.1%
  Transportation                   4.1%
  Education                        3.2%
  Other Revenue                    3.1%
  Health Care                      1.8%
  Certificates of Participation     .8%

For a complete list of portfolio holdings, please see page 84.

  Performance Summary

Class I

The Franklin Alabama Tax-Free Income Fund - Class I share price, as measured by net asset value, ended unchanged at $11.73 for the period from February 29, 1996, through February 28, 1997.

At the end of this reporting period, your fund's distribution rate was 5.39%, based on an annualization of the current, monthly dividend of 5.5 cents ($.055) per share and the maximum offering price of $12.25 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Alabama state personal income tax bracket of 42.6% would need to earn 9.39% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Alabama Tax-Free Income Fund - Class I
  Dividend Distributions 3/1/96 - 2/28/97*
                                Dividend
  Month                         per Share
  March                       5.5 cents
  April                       5.5 cents
  May                         5.5 cents
  June                        5.5 cents
  July                        5.5 cents
  August                      5.5 cents
  September                   5.5 cents
  October                     5.5 cents
  November                    5.5 cents
  December                    5.5 cents
  January                     5.5 cents
  February                    5.5 cents
  Total                      66.0 cents

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

As illustrated by the chart to the right, your fund's Class I shares have exceeded the rate of inflation as measured by the Consumer Price Index since 1988, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class I shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Alabama Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Alabama municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Alabama Tax-Free Income Fund - Class I
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                      1-Year 5-Year(9/01/87)
          Cumulative Total Return1                     5.84% 42.23% 108.39%
          Average Annual Total Return2                 1.35%  6.37%  7.54%
          Distribution Rate3                    5.39%
          Taxable Equivalent Distribution Rate4 9.39%
          30-Day Standardized Yield5            4.79%
          Taxable Equivalent Yield4             8.34%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current, 5.5 cent per share monthly dividend and the maximum offering price of $12.25 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Alabama state personal income tax rate of 42.6%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.
Past expense reductions by the fund's manager increased the fund's total returns.

Performance Summary

Class II

The Franklin Alabama Tax-Free Income Fund - Class II share price, as measured by net asset value, increased by one cent, from $11.77 on February 29, 1996, to $11.78 on February 28, 1997.

At the end of this reporting period, your fund's distribution rate was 4.94%, based on an annualization of the current, monthly dividend of 4.90 cents ($.049) per share, plus an annual dividend adjustment of +.03 cent, and the offering price of $11.90 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Alabama state personal income tax bracket of 42.6% would need to earn 8.61% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Alabama Tax-Free Income Fund - Class II
  Dividend Distributions 3/1/96 - 2/28/97*
                                    Dividend
  Month                            per Share
  March                           4.91 cents
  April                           4.93 cents
  May                             4.93 cents
  June                            4.93 cents
  July                            4.92 cents
  August                          4.92 cents
  September                       4.92 cents
  October                         4.93 cents
  November                        4.93 cents
  December                        4.93 cents
  January                         4.90 cents
  February                        4.90 cents
Total                            59.05 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As illustrated by the chart to the right, your fund's Class II shares have exceeded the rate of inflation as measured by the Consumer Price Index since they became available on May 1, 1995, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class II shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Alabama Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Alabama municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Alabama Tax-Free Income Fund - Class II
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                             1-Year(5/01/95)
          Cumulative Total Return1                            5.28% 13.59%
          Average Annual Total Return2                        3.23%  6.64%
          Distribution Rate3                           4.94%
          Taxable Equivalent Distribution Rate4        8.61%
          30-Day Standardized Yield5                   4.35%
          Taxable Equivalent Yield4                    7.58%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.90 cent per share monthly dividend, plus an annual dividend adjustment of +.03 cent, and the offering price of $11.90 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Alabama state personal income tax rate of 42.6%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal tax through a portfolio consisting primarily of Florida municipal bonds.* In addition, the fund's shares are free from Florida's annual intangibles tax.

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update

During the fiscal year ended February 28, 1997, Florida's general obligation bonds maintained a rating of AA from Standard & Poor's(R), a national rating agency.+ This high rating reflects Standard & Poor's assessment of Florida's expanding service-based economy, moderate debt level and sound financial management.

+This does not indicate Standard & Poor's rating of the fund.

Florida enjoyed a prosperous year and continued to be one of the fastest growing states in the nation in terms of population, employment and income growth. Strong growth in the state's service and trade sectors, as well as construction, helped reduce Florida's economic reliance on tourism and agriculture. The state's economic and population growth have placed increasing demands on the state government, escalating its debt. The debt level remains moderate, however, and most of it is payable from specified taxes. We maintain a positive outlook regarding the state and its debt.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Notes

During the one-year reporting period, the percentage of pre-refunded bonds in the portfolio grew. As a result, the overall quality of the portfolio increased, with a greater percentage of the bonds rated AAA. We took advantage of the higher value realized from these pre-refunded bonds, by selling them as they approached five years to their call dates. Proceeds from their sales were invested in current coupon bonds with good call protection, which we believe will be strong sources of future tax-free income for the fund. We focused our new purchases on higher grade bonds (rated AA or better) because the yields on BBB rated bonds were not high enough to compensate for the additional risk. We hope to realize the full value of the securities we are selling and to increase the future income of the fund.


  Franklin Florida Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments
                              % of Total
                               Long-Term
  Sector                      Investments
  Utilities                       24.0%
  Pre-Refunded                    18.8%
  Transportation                  11.6%
  Hospitals                        8.9%
  Other Revenue                    8.2%
  Housing                          7.3%
  Special Assessment               5.7%
  Certificates of Participation    5.4%
  General Obligation               2.8%
  Health Care                      2.0%
  Education                        2.0%
  Industrial                       1.9%
  Sales Tax                        1.4%

For a complete list of portfolio holdings, please see page 88.

Performance Summary

Class I

The Franklin Florida Tax-Free Income Fund - Class I share price, as measured by net asset value, decreased 10 cents, from $11.69 on February 29, 1996, to $11.59 on February 28, 1997.

At the end of this reporting period, your fund's distribution rate was 5.65%, based on an annualization of the current, monthly dividend of 5.7 cents ($.057) per share and the maximum offering price of $12.10 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 9.35% from a taxable investment to match the fund's tax-free distribution rate.

  Franklin Florida Tax-Free Income Fund - Class I
  Dividend Distributions 3/1/96 - 2/28/97+
                                Dividend
  Month                         per Share
  March                       5.7 cents
  April                       5.7 cents
  May                         5.7 cents
  June                        5.7 cents
  July                        5.7 cents
  August                      5.7 cents
  September                   5.7 cents
  October                     5.7 cents
  November                    5.7 cents
  December                    5.7 cents
  January                     5.7 cents
  February                    5.7 cents
  Total                      68.4 cents

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As illustrated by the chart to the right, your fund's Class I shares have exceeded the rate of inflation as measured by the Consumer Price Index since 1988, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class I shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Florida Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Florida municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Florida Tax-Free Income Fund - Class I
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                      1-Year 5-Year(9/01/87)
          Cumulative Total Return1                     5.20% 41.81% 112.91%
          Average Annual Total Return2                  .72%  6.31%  7.79%
          Distribution Rate3                    5.65%
          Taxable Equivalent Distribution Rate4 9.35%
          30-Day Standardized Yield5            4.78%
          Taxable Equivalent Yield4             7.91%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current, 5.7 cent per share monthly dividend and the maximum offering price of $12.10 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal personal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Performance Summary
Class II

The Franklin Florida Tax-Free Income Fund - Class II share price, as measured by net asset value, decreased nine cents, from $11.76 on February 29, 1996, to $11.67 on February 28, 1997.

At the end of this reporting period, your fund's distribution rate was 5.33%, based on an annualization of the current, monthly dividend of 5.22 cents ($.0522) per share, plus an annual dividend adjustment of +.23 cents, and the offering price of $11.79 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.82% from a taxable investment to match the fund's tax-free distribution rate.

  Franklin Florida Tax-Free Income Fund - Class II
  Dividend Distributions 2/29/96 - 2/28/97+
                               Dividend
  Month                        per Share
  March                           5.18 cents
  April                           5.13 cents
  May                             5.13 cents
  June                            5.13 cents
  July                            5.07 cents
  August                          5.07 cents
  September                       5.07 cents
  October                         5.10 cents
  November                        5.10 cents
  December                        5.10 cents
  January                         5.22 cents
  February                        5.22 cents
  Total                          61.52 cents

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.



GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT


As illustrated by the chart to the right, your fund's Class II shares have exceeded the rate of inflation as measured by the Consumer Price Index since they became available on May 1, 1995, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class II shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Florida Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Florida municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Florida Tax-Free Income Fund - Class II
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                             1-Year(5/01/95)
          Cumulative Total Return1                            4.65% 12.91%
          Average Annual Total Return2                        2.61%  6.29%
          Distribution Rate3                           5.33%
          Taxable Equivalent Distribution Rate4        8.82%
          30-Day Standardized Yield5                   4.37%
          Taxable Equivalent Yield4                    7.24%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 5.22 cent per share monthly dividend, plus an annual dividend adjustment of +.23 cents, and the offering price of $11.79 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal personal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and Georgia state personal income taxes through a portfolio consisting primarily of Georgia municipal bonds.*

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update
Georgia's general obligation bonds enjoy Moody's(R) highest rating of Aaa.+ This rating reflects the national rating agency's assessment of Georgia's strong financial position, moderate debt levels, conservative fiscal management and healthy economy. The state's broad-based economy continues to experience growth in population, employment, and tax revenue. Strategically placed in the Southeast, the state's well developed transportation system has allowed it to prosper from this region's strong economic growth.

+This does not represent Moody's rating of the fund.

The state's vibrant economy, modest debt levels, conservative fiscal policies, and relatively low tax-structure make Georgia, in our opinion, a model of financial management. We continue to have a positive outlook for both the state and its debt.

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Notes

During the one-year reporting period, the fund's holdings were largely unchanged. We continued our strategy of pursuing both higher quality and increased income. Toward this end, we engaged in a limited number of transactions only when an opportunity presented itself to improve the quality of the portfolio and/or the income.

By purchasing higher-quality issues, we maintained a competitive yield and improved the portfolio's credit quality. As of February 28, 1997, 82% of the fund was invested in AAA and AA rated bonds.


  Franklin Georgia Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments
                              % of Total
                               Long-Term
  Sector                      Investments
  Utilities                       21.4%
  Housing                         12.6%
  Transportation                  12.5%
  Hospitals                       12.2%
  Pre-Refunded                    10.7%
  General Obligation               7.9%
  Industrial                       7.9%
  Education                        7.3%
  Certificates of Participation    3.5%
  Other Revenue                    3.1%
  Health Care                       .9%
For a complete list of portfolio holdings, please see page 97.

Performance Summary
Class I

The Franklin Georgia Tax-Free Income Fund - Class I share price, as measured by net asset value, decreased two cents, from $11.88 on February 29, 1996, to $11.86 on February 28, 1997.

At the end of this reporting period, your fund's distribution rate was 5.13%, based on an annualization of the current, monthly dividend of 5.3 cents ($.053) per share and the maximum offering price of $12.39 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Georgia state personal income tax bracket of 43.2% would need to earn 9.04% from a taxable investment to match the fund's tax-free distribution rate.

  Franklin Georgia Tax-Free Income Fund - Class I
  Dividend Distributions 3/1/96 - 2/28/97+
                                Dividend
  Month                         per Share
  March                       5.5 cents
  April                       5.5 cents
  May                         5.5 cents
  June                        5.5 cents
  July                        5.5 cents
  August                      5.5 cents
  September                   5.3 cents
  October                     5.3 cents
  November                    5.3 cents
  December                    5.3 cents
  January                     5.3 cents
  February                    5.3 cents
  Total                      64.8 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As illustrated by the chart to the right, your fund's Class I shares have exceeded the rate of inflation as measured by the Consumer Price Index since 1988, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class I shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Georgia Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Georgia municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Georgia Tax-Free Income Fund - Class I
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                      1-Year 5-Year(9/01/87)
          Cumulative Total Return1                     5.47% 40.73% 108.41%
          Average Annual Total Return2                 .97%   6.14%  7.55%
          Distribution Rate3                    5.13%
          Taxable Equivalent Distribution Rate4 9.04%
          30-Day Standardized Yield5            4.42%
          Taxable Equivalent Yield4             7.78%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current, 5.3 cent per share monthly dividend and the maximum offering price of $12.39 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Georgia state personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Performance Summary
Class II
The Franklin Georgia Tax-Free Income Fund - Class II share price, as measured by net asset value, ended unchanged at $11.92 for the period from February 29, 1996, through February 28, 1997.

At the end of this reporting period, your fund's distribution rate was 4.78%, based on an annualization of the current, monthly dividend of 4.79 cents ($.0479) per share, plus an annual dividend adjustment of +.06 cents, and the offering price of $12.04 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Georgia state personal income tax bracket of 43.2% would need to earn 8.42% from a taxable investment to match the fund's tax-free distribution rate.

  Franklin Georgia Tax-Free Income Fund - Class II
  Dividend Distributions 3/1/96 - 2/28/97+
                                    Dividend
  Month                             per Share
  March                           5.09 cents
  April                           4.93 cents
  May                             4.93 cents
  June                            4.93 cents
  July                            4.65 cents
  August                          4.65 cents
  September                       4.45 cents
  October                         4.75 cents
  November                        4.75 cents
  December                        4.75 cents
  January                         4.79 cents
  February                        4.79 cents
  Total                          57.46 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As illustrated by the chart to the right, your fund's Class II shares have exceeded the rate of inflation as measured by the Consumer Price Index since they became available on May 1, 1995, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class II shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Georgia Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Georgia municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Georgia Tax-Free Income Fund - Class II
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                             1-Year(5/01/95)
          Cumulative Total Return1                            4.97% 12.58%
          Average Annual Total Return2                        2.93%  6.08%
          Distribution Rate3                           4.78%
          Taxable Equivalent Distribution Rate4        8.42%
          30-Day Standardized Yield5                   4.00%
          Taxable Equivalent Yield4                    7.04%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.79 cent per share monthly dividend, plus an annual dividend adjustment of +.06 cents, and the offering price of $12.04 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Georgia state personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and Kentucky state personal income taxes through a portfolio consisting primarily of Kentucky municipal bonds.*

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Commonwealth Update

During the fiscal year ended February 28, 1997, Kentucky's Infrastructure Authority issues maintained an A rating and its State Property & Building Commission issues an A+ from Standard & Poor's(R), a national rating agency.+ The ratings on these appropriation-backed issues (Kentucky no longer issues general obligation debt) are based on Standard & Poor's assessment of Kentucky's steadily expanding economic base, improving financial position and manageable debt load.

+This does not indicate Standard & Poor's rating of the fund.

Since 1993, Kentucky's financial position has shown considerable improvement, and its economy has grown at a rate above the national average for the past seven years. Although still fairly dependent upon agriculture and heavy manufacturing, Kentucky's economy is moving into services and modern manufacturing. A large state-reserve balance established in 1995, and a trend of decreasing debt issuances extending back to 1991, have helped strengthen the state's financial position.++

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT


++Source: Standard & Poor's Creditweek Municipal, 7/15/96.

Portfolio Notes

During the one-year reporting period, the supply of Kentucky-backed municipal bonds decreased with $1.2 billion worth of bonds issued in 1996, compared with $1.7 billion in 1995.++ Because the demand for these bonds should outweigh supply, we believe Kentucky's municipal bonds will remain attractive investments. We reduced our exposure to Kentucky's hospital and utility sectors by diversifying into other sectors. A limited supply and strong demand for Kentucky bonds helps them maintain their value, but this environment also limits buying opportunities for the fund. Most of the attractive issues in Kentucky were in the primary market. We participated in several attractive primary offerings in the past fiscal year, including Christian County - Jennie Stuart Medical Center, Jefferson County - Jewish Hospital, and Kentucky Housing Corp. Single Family Revs.


++Source: Standard & Poor's Creditweek Municipal, 7/15/96.

  Franklin Kentucky Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments
                              % of Total
                               Long-Term
  Sector                      Investments
  Hospitals                       23.4%
  Utilities                       16.5%
  Housing                         12.4%
  Transportation                  10.1%
  Other Revenue                    9.8%
  Industrial                       8.8%
  Education                        7.0%
  Certificates of Participation    5.8%
  General Obligation               5.6%
  Pre-Refunded                      .6%

For a complete list of portfolio holdings, please see page 101.

Performance Summary

The Franklin Kentucky Tax-Free Income Fund's share price, as measured by net asset value, increased one cent, from $11.04 on February 29, 1996, to $ 11.05 on February 28, 1997.

At the end of this reporting period, the fund's distribution rate was 5.30%, based on an annualization of the current, monthly dividend of 5.1 cents ($.0510) per share and the maximum offering price of $11.54 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Kentucky state personal income tax bracket of 43.2% would need to earn 9.33% from a taxable investment to match the fund's tax-free distribution rate.

  Franklin Kentucky Tax-Free Income Fund
  Dividend Distributions (3/1/96 - 2/28/97)+
                                Dividend
  Month                         per Share
  March                       5.1 cents
  April                       5.1 cents
  May                         5.1 cents
  June                        5.1 cents
  July                        5.1 cents
  August                      5.1 cents
  September                   5.1 cents
  October                     5.1 cents
  November                    5.1 cents
  December                    5.1 cents
  January                     5.1 cents
  February                    5.1 cents
  Total                      61.2 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT


As illustrated by the chart to the right, your fund has exceeded the rate of inflation as measured by the Consumer Price Index since 1992, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Kentucky Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Kentucky municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Kentucky Tax-Free Income Fund
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                      1-Year 5-Year(10/12/91)
          Cumulative Total Return1                     5.86% 43.86% 48.18%
          Average Annual Total Return2                 1.36%  6.61%  6.72%
          Distribution Rate3                    5.30%
          Taxable Equivalent Distribution Rate4 9.33%
          30-Day Standardized Yield5            5.17%
          Taxable Equivalent Yield4             9.10%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current, 5.1 cent per share monthly dividend and the maximum offering price of $11.54 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Kentucky state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield, and total return to shareholders. Without this waiver, the fund's distribution rate would have been lower, and yield for the period would have been 4.75%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and Louisiana state personal income taxes through a portfolio consisting primarily of Louisiana municipal bonds.*

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update

During the fiscal year ended February 28, 1997, Louisiana's general obligation debt maintained its A- rating from Standard & Poor's(R), a national rating agency.+ The rating is based on Standard & Poor's assessment of Louisiana's moderately high debt and cyclical economy.

+This does not indicate Standard & Poor's rating of the fund.

Although Louisiana possesses a debt level above the national average and its industrial diversity remains low, with the state heavily reliant on the oil and gas industry for employment, state revenue growth recently has been stronger than expected. The state realized a $318 million budget surplus for fiscal year 1996 as a result of stronger-than-expected revenue growth and the return of unspent moneys to the general fund by state agencies. Much of this large surplus will go towards paying off debt as required by current Louisiana law.

GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT

These factors, coupled with a steadily improving economy, led to a marked improvement in Louisiana's debt situation. Per capita debt dropped by 43% since 1989, to $1,080.++

++Source: The Bond Buyer, 1/3/97.

Portfolio Notes

During the one-year reporting period, we concentrated purchases in AAA rated bonds, since we believed BBB rated bond yields were not high enough to justify taking on the extra credit risk. On February 28, 1997, 58.8% of the fund was invested in AAA rated securities.

We funded the purchases of these securities largely through the sale of pre-refunded bonds. We attempted to realize what we felt was the best value for the pre-refunded bonds by selling them at an opportune time and, consequently, obtained high grade debt securities with longer call protection. These newer securities should ensure a more dependable future income stream than the pre-refunded bonds we sold. This strategy is designed to extend the fund's income-earning.


  Franklin Louisiana Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments
                              % of Total
                               Long-Term
  Sector                      Investments
  Utilities                       21.7%
  Housing                         16.3%
  Pre-Refunded                    14.8%
  Hospitals                       11.0%
  Education                        9.9%
  Industrial                       7.5%
  Sales Tax Bonds                  7.3%
  Other Revenue                    5.5%
  General Obligation               3.5%
  Certificates of Participation    1.5%
  Transportation                   1.0%

For a complete list of portfolio holdings, please see page 104.

Performance Summary
Class I

The Franklin Louisiana Tax-Free Income Fund - Class I share price, as measured by net asset value, ended unchanged at $11.32 for the period from February 29, 1996, through February 28, 1997.

At the end of this reporting period, your fund's distribution rate was 5.48%, based on an annualization of the current, monthly dividend of 5.4 cents ($.054) per share and the maximum offering price of $11.82 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Louisiana state personal income tax bracket of 43.2% would need to earn 9.65% from a taxable investment to match the fund's tax-free distribution rate.

  Franklin Louisiana Tax-Free Income Fund - Class I
  Dividend Distributions 3/1/96 - 2/28/97+
                                Dividend
  Month                         per Share
  March                       5.4 cents
  April                       5.4 cents
  May                         5.4 cents
  June                        5.4 cents
  July                        5.4 cents
  August                      5.4 cents
  September                   5.4 cents
  October                     5.4 cents
  November                    5.4 cents
  December                    5.4 cents
  January                     5.4 cents
  February                    5.4 cents
  Total                      64.8 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT


As illustrated by the chart to the right, your fund's Class I shares have exceeded the rate of inflation as measured by the Consumer Price Index since 1988, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class I shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Louisiana Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Louisiana municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Louisiana Tax-Free Income Fund - Class I
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                      1-Year 5-Year(9/01/87)
          Cumulative Total Return1                     5.94% 39.30% 106.45%
          Average Annual Total Return2                 1.46%  5.94%  7.44%
          Distribution Rate3                    5.48%
          Taxable Equivalent Distribution Rate4 9.65%
          30-Day Standardized Yield5            4.78%
          Taxable Equivalent Yield4             8.42%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current, 5.4 cent per share monthly dividend and the maximum offering price of $11.82 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Louisiana state personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.
Past expense reductions by the fund's manager increased the fund's total returns.

Performance Summary
Class II

The Franklin Louisiana Tax-Free Income Fund - Class II share price, as measured by net asset value, remained unchanged at $11.37 for the period from February 29, 1996, through February 28, 1997.

At the end of this reporting period, your fund's distribution rate was 4.98%, based on an annualization of the current, monthly dividend of 4.76 cents ($.0476) per share, plus an annual dividend adjustment of -.02 cents, and the offering price of $11.48 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Louisiana state personal income tax bracket of 43.2% would need to earn 8.77% from a taxable investment to match the fund's tax-free distribution rate.

  Franklin Louisiana Tax-Free Income Fund - Class II
  Dividend Distributions 3/1/96 - 2/28/97+
                               Dividend
  Month                        per Share
  March                           4.85 cents++
  April                           4.85 cents
  May                             4.85 cents
  June                            4.85 cents
  July                            4.92 cents
  August                          4.92 cents
  September                       4.92 cents
  October                         4.75 cents
  November                        4.75 cents
  December                        4.75 cents
  January                         4.76 cents
  February                        4.76 cents
  Total                          57.93 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.
++Increased from 4.8 cents per share.

GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As illustrated by the chart to the right, your fund's Class II shares have exceeded the rate of inflation as measured by the Consumer Price Index since they became available on May 1, 1995, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class II shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Louisiana Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Louisiana municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Louisiana Tax-Free Income Fund - Class II
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                             1-Year(5/01/95)
          Cumulative Total Return1                            5.27% 13.31%
          Average Annual Total Return2                        3.27%  6.48%
          Distribution Rate3                           4.98%
          Taxable Equivalent Distribution Rate4        8.77%
          30-Day Standardized Yield5                   4.33%
          Taxable Equivalent Yield4                    7.62%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.76 cent per share monthly dividend, plus an annual dividend adjustment of -.02 cents, and the offering price of $11.48 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Louisiana state personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and Maryland state personal income taxes through a portfolio consisting primarily of Maryland municipal bonds.*

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update

During the fund's fiscal year ended February 28, 1997, Maryland's general obligation bonds maintained the highest rating -- AAA -- from Standard & Poor's(R), a national rating agency.+ This high rating reflects Standard & Poor's favorable outlook on Maryland's diverse economy, relatively low unemployment, sound fiscal policy and manageable debt burden.

+This does not indicate Standard & Poor's rating of the fund.

Maryland's diverse economy is characterized by a relatively high per capita income, advanced infrastructure, and a well-educated and productive work force. While the state's unemployment rate remains below the national average, job losses in key sectors, such as financial services and federal government, have tempered employment and economic growth in 1996. Nonetheless, because Maryland's conservative fiscal management has allowed it to increase its financial reserves, we believe the state's prudent debt management makes its municipal bonds attractive investments.++

GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT


++Source: Standard & Poor's Creditweek Municipal, 12/16/96.

Portfolio Notes

During the one-year reporting period, we focused on purchasing primarily high-grade bonds (AA or better), since we believed BBB rated bond yields were not high enough to compensate for the added credit risk.

We also significantly reduced the percentage of pre-refunded bonds in the portfolio, from 20.5% in February 1996 to 11.1% on August 31. These sale proceeds were reinvested to help improve the fund's call protection and its income-earning ability. Since the end of August we have further reduced (by about 1%) our position in pre-refunded bonds and fine-tuned other areas of the portfolio. The fund is well-diversified among coupons, credit ratings, and maturities. We continue to look for opportunities to capture the maximum tax-advantaged gain possible by selling the pre-refunded bonds we still hold.


  Franklin Maryland Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments
                              % of Total
                               Long-Term
  Sector                      Investments
  Housing                         23.8%
  Utilities                       20.5%
  Other Revenue                   12.9%
  Pre-Refunded                    10.4%
  Hospitals                        8.6%
  Certificates of Participation    6.9%
  General Obligation               6.5%
  Education                        6.4%
  Transportation                   4.0%

For a complete list of portfolio holdings, please see page 108.

Performance Summary
Class I

The Franklin Maryland Tax-Free Income Fund - Class I share price, as measured by net asset value, decreased five cents, from $11.38 on February 29, 1996, to $11.33 on February 28, 1997.

At the end of this reporting period, your fund's distribution rate was 5.27%, based on an annualization of the current, monthly dividend of 5.2 cents ($.052) per share and the maximum offering price of $11.83 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Maryland state personal income tax bracket of 44.4% would need to earn 9.48% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Maryland Tax-Free Income Fund - Class I
  Dividend Distributions 3/1/96 - 2/28/97+
                                Dividend
  Month                         per Share
  March                       5.2 cents
  April                       5.2 cents
  May                         5.2 cents
  June                        5.2 cents
  July                        5.2 cents
  August                      5.2 cents
  September                   5.2 cents
  October                     5.2 cents
  November                    5.2 cents
  December                    5.2 cents
  January                     5.2 cents
  February                    5.2 cents
  Total                      62.4 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As illustrated by the chart to the right, your fund's Class I shares have exceeded the rate of inflation as measured by the Consumer Price Index since 1989, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class I shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Maryland Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Maryland municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 29 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Maryland Tax-Free Income Fund - Class I
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                      1-Year 5-Year(10/03/88)
          Cumulative Total Return1                     5.24% 42.14% 85.58%
          Average Annual Total Return2                  .73%  6.36%  7.08%
          Distribution Rate3                    5.27%
          Taxable Equivalent Distribution Rate4 9.48%
          30-Day Standardized Yield5            4.66%
          Taxable Equivalent Yield4             8.38%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current, 5.2 cent per share monthly dividend and the maximum offering price of $11.83 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Maryland state personal income tax rate of 44.4%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.
Past expense reductions by the fund's manager increased the fund's total returns.

Performance Summary
Class II

The Franklin Maryland Tax-Free Income Fund - Class II share price, as measured by net asset value, decreased four cents, from $11.44 on February 29, 1996, to $11.40 on February 28, 1997.

At the end of this reporting period, your fund's distribution rate was 4.81%, based on an annualization of the current, monthly dividend of 4.62 cents ($.0462) per share, plus an annual dividend adjustment of -.05 cents, and the offering price of $11.52 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Maryland state personal income tax bracket of 44.4% would need to earn 8.65% from a taxable investment to match the fund's tax-free distribution rate.

  Franklin Maryland Tax-Free Income Fund - Class II
  Dividend Distributions 3/1/96 - 2/28/97+
                                    Dividend
  Month                            per Share
  March                           5.12 cents
  April                           4.65 cents
  May                             4.65 cents
  June                            4.65 cents
  July                            4.62 cents
  August                          4.62 cents
  September                       4.62 cents
  October                         4.68 cents
  November                        4.68 cents
  December                        4.68 cents
  January                         4.62 cents
  February                        4.62 cents
  Total                          56.21 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 30 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As illustrated by the chart to the right, your fund's Class II shares have exceeded the rate of inflation as measured by the Consumer Price Index since they became available on May 1, 1995, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class II shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Maryland Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Maryland municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 31 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Maryland Tax-Free Income Fund - Class II
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                             1-Year(5/01/95)
          Cumulative Total Return1                            4.68% 14.04%
          Average Annual Total Return2                        2.60%  6.85%
          Distribution Rate3                           4.81%
          Taxable Equivalent Distribution Rate4        8.65%
          30-Day Standardized Yield5                   4.20%
          Taxable Equivalent Yield4                    7.55%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.62 cent per share monthly dividend, plus an annual dividend adjustment of -.05 cents, and the offering price of $11.52 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Maryland state personal income tax rate of 44.4%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your Fund's Objective:

Seeks to provide high current income exempt from regular federal and Missouri state personal income taxes through a portfolio consisting primarily of Missouri municipal bonds.*

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update

During the one-year period ended February 28, 1997, Missouri's general obligation debt maintained the highest possible rating -- AAA from Standard & Poor's(R), a national rating agency.++ The rating is based on Standard & Poor's favorable assessment of Missouri's low debt burden, prudent fiscal management and diversified economy.

++This does not indicate Standard & Poor's rating of the fund.

The state's economic expansion has outpaced the national average in terms of employment growth and increasing personal-income levels over the last two years. Personal income is expected to increase 4.4% in 1997.+ Behind this growth is an increase in service-sector jobs, primarily in health care, computer services and gaming. In other positive developments, the state's largest employer, McDonnell-Douglas, merged with industry leader Boeing, to form the largest defense and avionics firm in the world. This is largely good news for the state and for McDonnell-Douglas, whose future in civil-avionics was questionable before the merger.

GRAPHIC MATERIAL 32 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Boeing has already announced it will retain its new, $13 billion Defense Systems Group headquarters in St. Louis, and does not anticipate any employment declines there.++

+Source: Standard & Poor's Creditweek Municipal, 3/18/96.
++Source: PRNewswire, 12/16/96.

The state's strong economic performance and prudent fiscal management have allowed Missouri's general fund to post its fourth year of surplus. Additionally, Missouri's reluctance to issue general obligation debt results in a per-capita debt burden of only $247, nearly half the $431 national average.+

Portfolio Notes

During the fiscal year, we sold pre-refunded bonds and reinvested the proceeds in bonds with better call protection. Our exposure to pre-refunded bonds decreased from 22.6% on February 29, 1996, to 18.1% on February 28, 1997. This strategy is designed to extend the fund's income-earning potential.

Roughly 42% of Missouri's bonds that came to market during the reporting period were insured. Traditionally, insured bonds yield significantly less than somewhat riskier, lower-quality issues. Recent market conditions, however, have provided us with an opportunity to purchase the insured issues at yields that are close to those of lower-quality issues. As a result, on February 28, 1997, 60.2% of the portfolio was invested in AAA securities, and approximately 40% of these issues were insured. Issues in which we participated included the Missouri Health and Educational Facilities for St. Louis University (insured), St. Louis Convention Center Sports Facility, and the St. Louis Municipal Financial Corporation Lease Revenue Bond for the Justice Center (insured).

The supply of Missouri bonds for 1996 was a relatively low $3.046 billion. Because the supply for 1997 is expected to remain low, Missouri municipal bonds should continue to be attractive investments.


  Franklin Missouri Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments
                              % of Total
                               Long-Term
  Sector                      Investments
  Certificates of Participation   19.6%
  Pre-Refunded                    18.1%
  Hospitals                       12.3%
  Utilities                        9.7%
  Housing                          8.7%
  Transportation                   8.6%
  Other Revenue                    8.1%
  Health Care                      4.6%
  Education                        4.0%
  General Obligation               3.0%
  Industrial                       2.0%
  Tax Allocation Bonds             1.3%

For a complete list of portfolio holdings, please see page 111.

Performance Summary
Class I

The Franklin Missouri Tax-Free Income Fund - Class I share price, as measured by net asset value, decreased 11 cents, from $11.94 on February 29, 1996, to $11.83 on February 28, 1997.

In addition to distributing 64.8 cents ($0.648) per share in dividend income during the reporting period, the fund also paid out a long-term capital gain of 4.2 cents ($.042) per share in December 1996. Distributions will vary depending on income earned by the fund, and any profits realized from the sales of securities in the fund's portfolio. Past distributions are not predictive of future trends. At the end of this reporting period, the fund's distribution rate was 5.24%, based on an annualization of the current, monthly dividend of 5.4 cents ($.054) per share and the maximum offering price of $12.36 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Missouri state personal income tax bracket of 43.2% would need to earn 9.23% from a taxable investment to match the fund's tax-free distribution rate.

  Franklin Missouri Tax-Free Income Fund - Class I
  Dividend Distributions 3/1/96 - 2/28/97+
                              Dividend
  Month                       per Share
  March                       5.4 cents
  April                       5.4 cents
  May                         5.4 cents
  June                        5.4 cents
  July                        5.4 cents
  August                      5.4 cents
  September                   5.4 cents
  October                     5.4 cents
  November                    5.4 cents
  December                    5.4 cents
  January                     5.4 cents
  February                    5.4 cents
  Total                      64.8 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 33 OMITTED - SEE APPENDIX AT END OF DOCUMENT




As illustrated by the chart to the right, your fund's Class I shares have exceeded the rate of inflation as measured by the Consumer Price Index since 1988, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class I shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Missouri Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Missouri municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 34 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Missouri Tax-Free Income Fund - Class I
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                      1-Year 5-Year(9/01/87)
          Cumulative Total Return1                     5.06% 42.38% 108.86%
          Average Annual Total Return2                  .59%  6.40%  7.57%
          Distribution Rate3                    5.24%
          Taxable Equivalent Distribution Rate4        9.23%
          30-Day Standardized Yield5            4.71%
          Taxable Equivalent Yield4             8.29%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current, 5.4 cent per share monthly dividend and the maximum offering price of $12.36 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Missouri state personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Performance Summary
Class II
The Franklin Missouri Tax-Free Income Fund - Class II share price, as measured by net asset value, decreased 12 cents, from $11.97 on February 29, 1996, to $11.85 on February 28, 1997.

In addition to distributing 58.13 cents ($0.5813) per share in dividend income during the reporting period, the fund also paid out a long-term capital gain of 4.2 cents ($.042) per share in December 1996. Distributions will vary depending on income earned by the fund, and any profits realized from the sales of securities in the fund's portfolio. Past distributions are not predictive of future trends. At the end of this reporting period, your fund's distribution rate was 4.78%, based on an annualization of the current, monthly dividend of 4.80 cents ($.048) per share, plus an annual dividend adjustment of -0.33 cents, and the offering price of $11.97 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Missouri state personal income tax bracket of 43.2% would need to earn 8.42% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Missouri Tax-Free Income Fund - Class II
  Dividend Distributions 3/1/96 - 2/28/97+
                               Dividend
  Month                        per Share
  March                           5.03 cents
  April                           4.82 cents
  May                             4.82 cents
  June                            4.82 cents
  July                            4.91 cents
  August                          4.91 cents
  September                       4.91 cents
  October                         4.77 cents
  November                        4.77 cents
  December                        4.77 cents
  January                         4.80 cents
  February                        4.80 cents
Total                            58.13 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.



GRAPHIC MATERIAL 35 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As illustrated by the chart to the right, your fund's Class II shares have exceeded the rate of inflation as measured by the Consumer Price Index since they became available on May 1, 1995, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class II shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Missouri Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Missouri municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 36 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Missouri Tax-Free Income Fund - Class II
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                             1-Year(5/01/95)
          Cumulative Total Return1                            4.32% 13.26%
          Average Annual Total Return2                        2.30%  6.43%
          Distribution Rate3                           4.78%
          Taxable Equivalent Distribution Rate4        8.42%
          30-Day Standardized Yield5                   4.25%
          Taxable Equivalent Yield4                    7.48%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.80 cent per share monthly dividend, plus an annual dividend adjustment of -0.33 cents, and the offering price of $11.97 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Missouri state personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN NORTHCAROLINA TAX-FREE INCOME FUND

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and North Carolina state personal income taxes through a portfolio consisting primarily of North Carolina municipal bonds.*

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update

During the fund's fiscal year ended February 28, 1997, North Carolina's general obligation bonds maintained the highest possible rating -- AAA -- from Standard & Poor's(R), a national rating agency. This high rating reflects Standard & Poor's favorable assessment of North Carolina's increasingly diversified economy, low debt levels and sound financial performance.+

+This does not indicate Standard & Poor's rating of the fund.

North Carolina ranks among the top ten states in economic growth, as measured by gains in income, employment, and population. Its diversification into financial services, research and high technology manufacturing helped contribute to a 2.1% average gain in nonfarm jobs during the period, compared with the national average of 1.4%. This trend should help reduce the state's dependence on agriculture, textiles, and furniture manufacturing. In addition, North Carolina continues its commitment to securing a sound financial position through conservative budgeting principles.++

GRAPHIC MATERIAL 37 OMITTED - SEE APPENDIX AT END OF DOCUMENT

++Source: Moody's Municipal Credit Report, 1/10/97.

Portfolio Notes

During the one-year reporting period, we focused on your fund's core strategy: maximizing tax-free income distributions while preserving equity. We purchased primarily high-grade bonds (AA or better), since we felt the yields on BBB rated bonds were not high enough to compensate for the extra credit risk. On February, 28, 1997, 59.9% of your fund was invested in high-grade bonds.

Although the supply of North Carolina municipal bonds remains light, thus supporting their price, we did participate in new issues over the period, including Concord, North Carolina Utilities, Martin Co. North Carolina Weyerhauser, and North Carolina Medical Care for Wilson Memorial.


  Franklin North Carolina Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments
                              % of Total
                               Long-Term
  Sector                      Investments
  Utilities                       29.7%
  Housing                         14.5%
  Certificates of Participation   14.1%
  Hospitals                       13.5%
  Pre-Refunded                     8.4%
  Industrial                       5.2%
  General Obligation               4.7%
  Other Revenue                    3.8%
  Education                        2.5%
  Health Care                      1.9%
  Transportation                   1.1%
  Sales Tax Revenue                 .6%
For a complete list of portfolio holdings, please see page 116.

Performance Summary

Class I

The Franklin North Carolina Tax-Free Income Fund - Class I share price, as measured by net asset value, decreased two cents, from $11.75 on February 29, 1996, to $11.73 on February 28, 1997.

At the end of this reporting period, your fund's distribution rate was 5.09%, based on an annualization of the current, monthly dividend of 5.2 cents ($.0520) per share, plus an annual dividend adjustment of -.07 cent, and the maximum offering price of $12.25 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and North Carolina state personal income tax bracket of 44.3% would need to earn 9.14% from a taxable investment to match the fund's tax-free distribution rate.

  Franklin North Carolina Tax-Free Income Fund - Class I
  Dividend Distributions 3/1/96 - 2/28/97+
                                Dividend
  Month                         per Share
  March                          5.4 cents
  April                          5.4 cents
  May                            5.4 cents
  June                           5.2 cents
  July                           5.2 cents
  August                         5.2 cents
  September                      5.2 cents
  October                        5.2 cents
  November                       5.2 cents
  December                       5.2 cents
  January                        5.2 cents
  February                       5.2 cents
  Total                         63.0 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 38 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As illustrated by the chart to the right, your fund's Class I shares have exceeded the rate of inflation as measured by the Consumer Price Index since 1988, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class I shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the North Carolina Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of North Carolina municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 39 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin North Carolina Tax-Free Income Fund - Class I
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                      1-Year 5-Year(9/01/87)
          Cumulative Total Return1                     5.38% 39.74% 107.61%
          Average Annual Total Return2                  .91%  6.00%  7.51%
          Distribution Rate3                    5.09%
          Taxable Equivalent Distribution Rate4 9.14%
          30-Day Standardized Yield5            4.68%
          Taxable Equivalent Yield4             8.40%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current, 5.2 cent per share monthly dividend and the maximum offering price of $12.25 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and North Carolina personal income tax rate of 44.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Performance Summary
Class II
The Franklin North Carolina Tax-Free Income Fund - Class II share price, as measured by net asset value, decreased one cent, from $11.80 on February 29, 1996, to $11.79 on February 28, 1997.

At the end of this reporting period, your fund's distribution rate was 4.59%, based on an annualization of the current, monthly dividend of 4.56 cents ($.0456) per share, plus an annual dividend adjustment of -.07 cent, and the offering price of $11.91 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and North Carolina state personal income tax bracket of 44.3% would need to earn 8.24% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin North Carolina Tax-Free Income Fund - Class II
  Dividend Distributions 3/1/96 - 2/28/97+
                               Dividend
  Month                        per Share
  March                           5.05 cents
  April                           4.83 cents
  May                             4.83 cents
  June                            4.64 cents
  July                            4.70 cents
  August                          4.70 cents
  September                       4.70 cents
  October                         4.64 cents
  November                        4.64 cents
  December                        4.64 cents
  January                         4.56 cents
  February                        4.56 cents
  Total                          56.49 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 40 OMITTED - SEE APPENDIX AT END OF DOCUMENT


As illustrated by the chart to the right, your fund's Class II shares have exceeded the rate of inflation as measured by the Consumer Price Index since they became available on May 1, 1995, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class II shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the North Carolina Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of North Carolina municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 41 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin North Carolina Tax-Free Income Fund - Class II
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                             1-Year(5/01/95)
          Cumulative Total Return1                            4.83% 12.86%
          Average Annual Total Return2                        2.78%  6.22%
          Distribution Rate3                           4.59%
          Taxable Equivalent Distribution Rate4        8.24%
          30-Day Standardized Yield5                   4.27%
          Taxable Equivalent Yield4                    7.66%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the curent 4.56 cents per share monthly dividend, plus an annual dividend adjustment of -.07 cent, and the offering price of $11.91 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and North Carolina state personal income tax rate of 44.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN TEXAS TAX-FREE INCOME FUND

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of Texas municipal bonds.*

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update
During the one-year period ended February 28, 1997, Standard & Poor's(R), a national rating agency, maintained its AA rating on Texas' general obligation debt.++ This strong rating is based on Standard & Poor's favorable outlook for the state's increasingly diversified economy, low debt levels, and positive employment and economic forecasts.

++This does not indicate Standard & Poor's rating of the fund.

Texas leads the nation in terms of economic expansion. Since 1990 the state has added approximately 1.3 million jobs, nearly a 20% increase through the end of 1996. In addition, wages increased by 5.5% in 1996.+ A resurgence in construction, manufacturing, and services has broadened the state's economic base, reducing its dependence on the oil and gas industry.

Texas possesses a strong debt position. However, despite its ability to generate year-end cash surpluses in recent years, the state continues to face budgetary pressures, as demand for medical assistance and education grows. In addition, it may become more difficult for the state to balance its budget as the impact of federal reforms on medical and welfare assistance is fully realized.++


GRAPHIC MATERIAL 42 OMITTED - SEE APPENDIX AT END OF DOCUMENT


+Source: Texas Economic Quarterly, 12/96.
++Source: Moody's Municipal Credit Report, 12/4/96.

Portfolio Notes

During the one-year reporting period, the difference between yields of higher-rated and lower-rated issues decreased. As a result, we focused our efforts on purchasing AAA rated bonds, since we felt the yields available on BBB rated bonds were not high enough to compensate for the added credit risk. As of February 28, 1997, 63.8% of your fund was invested in AAA securities.

We funded the purchase of these securities largely through the sale of pre-refunded bonds. We attempted to realize what we felt was the best value for the pre-refunded bonds by selling them at an opportune time and, consequently, obtained high-grade debt securities with longer call protection. These new purchases should ensure a more dependable future income stream. Traditionally, insured bonds yield significantly less than somewhat riskier, lower-quality issues. Recent market conditions, however, have provided us with an opportunity to purchase the insured issues at yields close to those of lower-quality issues.


  Franklin Texas Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments
                              % of Total
                               Long-Term
  Sector                      Investments
  Utilities                       24.9%
  Industrial                      12.4%
  Health Care                     11.9%
  Education                        9.2%
  Other Revenue                    9.0%
  Hospitals                        8.8%
  Transportation                   8.1%
  Pre-Refunded                     7.7%
  Housing                          6.6%
  General Obligation               1.4%

For a complete list of portfolio holdings, please see page 121.

Performance Summary
Class I

The Franklin Texas Tax-Free Income Fund - Class I share price, as measured by net asset value, decreased 21 cents, from $11.58 on February 29, 1996, to $11.37 on February 28, 1997.

In addition to distributing 67.2 cents ($0.672) per share in dividend income during the reporting period, the fund also paid out a long-term capital gain of 19.77 cents ($0.1977) per share in December 1996. Distributions will vary depending on income earned by the fund, and any profits realized from the sales of securities in the fund's portfolio. Past distributions are not predictive of future trends. At the end of this reporting period, your fund's distribution rate was 5.66%, based on an annualization of the current, monthly dividend of 5.6 cents ($.0560) per share and the maximum offering price of $11.87 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 9.37% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Texas Tax-Free Income Fund - Class I
  Dividend Distributions 3/1/96 - 2/28/97+
                                Dividend
  Month                         per Share
  March                       5.6 cents
  April                       5.6 cents
  May                         5.6 cents
  June                        5.6 cents
  July                        5.6 cents
  August                      5.6 cents
  September                   5.6 cents
  October                     5.6 cents
  November                    5.6 cents
  December                    5.6 cents
  January                     5.6 cents
  February                    5.6 cents
  Total                      67.2 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 43 OMITTED - SEE APPENDIX AT END OF DOCUMENT


As illustrated by the chart to the right, your fund's Class I shares have exceeded the rate of inflation as measured by the Consumer Price Index since 1988, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class I shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Texas Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Texas municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 44 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Texas Tax-Free Income Fund - Class I
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                      1-Year 5-Year(9/01/87)
          Cumulative Total Return1                     5.91% 41.06% 111.16%
          Average Annual Total Return2                 1.45%  6.20%  7.70%
          Distribution Rate3                    5.66%
          Taxable Equivalent Distribution Rate4 9.37%
          30-Day Standardized Yield5            4.63%
          Taxable Equivalent Yield4             7.67%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current, 5.6 cent per share monthly dividend and the maximum offering price of $11.87 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Performance Summary
Class II

The Franklin Texas Tax-Free Income Fund's - Class II share price, as measured by net asset value, decreased 19 cents, from $11.68 on February 29, 1996, to $11.49 on February 28, 1997.

In addition to distributing 61.28 cents ($0.6128) per share in dividend income during the reporting period, the fund also paid out a long-term capital gain of 19.77 cents ($0.1977) per share in December 1996. Distributions will vary depending on income earned by the fund, and any profits realized from the sales of securities in the fund's portfolio. Past distributions are not predictive of future trends. At the end of this reporting period, your fund's distribution rate was 5.20%, based on an annualization of the current, monthly dividend of 5.04 cents ($.0504) per share, plus an annual dividend adjustment of -.10 cent, and the offering price of $11.61 on February 28, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.61% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Texas Tax-Free Income Fund - Class II
  Dividend Distributions 3/1/96 - 2/28/97+
                                   Dividend
  Month                            per Share
  March                           5.21 cents
  April                           5.04 cents
  May                             5.04 cents
  June                            5.04 cents
  July                            5.05 cents
  August                          5.05 cents
  September                       5.05 cents
  October                         5.24 cents
  November                        5.24 cents
  December                        5.24 cents
  January                         5.04 cents
  February                        5.04 cents
  Total                          61.28 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 45 OMITTED - SEE APPENDIX AT END OF DOCUMENT


As illustrated by the chart to the right, your fund's Class II shares have exceeded the rate of inflation as measured by the Consumer Price Index since they became available on May 1, 1995, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class II shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Texas Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Texas municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 46 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Texas Tax-Free Income Fund - Class II
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                             1-Year(5/01/95)
          Cumulative Total Return1                            5.48%  14.02%
          Average Annual Total Return2                        3.43%  6.86%
          Distribution Rate3                           5.20%
          Taxable Equivalent Distribution Rate4        8.61%
          30-Day Standardized Yield5                   4.20%
          Taxable Equivalent Yield4                    6.95%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the period indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 5.04 cent per share monthly dividend, plus an annual dividend adjustment of -.10 cent, and the offering price of $11.61 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and Virginia state personal income taxes through a portfolio consisting primarily of Virginia municipal bonds.*

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Commonwealth Update

During the one-year reporting period ended February 28, 1997, Virginia's general obligation bonds continued to receive the highest quality rating from both Moody's (Aaa) and Standard & Poor's(R) (AAA), two national rating agencies.++ These high ratings are based on the rating agencies' favorable assessments of Virginia's low debt levels, sound financial management and increasingly diverse economic base.

++This does not indicate Standard & Poor's or Moody's, ratings, of the fund.

Virginia's economy continues to be one of the strongest in the nation. The driving force behind this growth and an important cause of increased economic diversification away from the defense industry, has been the growth of the high-technology sector. The state has attracted companies such as Motorola Inc., IBM and Toshiba, who plan to build major plants in Virginia over the next several years. Virginia's financial position remained strong over the period and there was no increase in state debt.+

+Source: The Bond Buyer, 1/9/97, 1/10/97.


GRAPHIC MATERIAL 47 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Notes

Governor George Allen kept his pledge to avoid issuing new state debt in 1996. The stable supply of Virginia municipal bonds, coupled with current economic conditions, contribute to our positive outlook for the fund.

During the fiscal year, we tried to protect the fund's long-term income-producing potential by extending the call protection of its issues. We sold securities with shorter calls and purchased bonds providing longer call protection. In tandem with this, we sold pre-refunded bonds, at what we determined to be an opportune time, and again, we used the proceeds to purchase securities with longer call protection.


  Franklin Virginia Tax-Free Income Fund
  Portfolio Breakdown on February 28, 1997
  Based on Total Long-Term Investments
                              % of Total
                               Long-Term
  Sector                      Investments
  Housing                         18.9%
  Utilities                       18.2%
  Hospitals                       15.9%
  Pre-Refunded                    12.8%
  Transportation                  10.4%
  Industrial                       8.0%
  Education                        5.5%
  Other Revenue                    5.2%
  Certificates of Participation    3.0%
  General Obligation               2.0%
  Health Care                      0.1%

For a complete list of portfolio holdings, please see page 125.

Performance Summary
Class I

The Franklin Virginia Tax-Free Income Fund - Class I share price, as measured by net asset value, decreased seven cents, from $11.72 on February 29, 1996, to $11.65 on February 28, 1997.

In addition to distributing 64.8 cents ($0.648) per share in dividend income during the reporting period, the fund also paid out a long-term capital gain of 0.4 cents ($.004) per share in December 1996. Distributions will vary depending on income earned by the fund, and any profits realized from the sales of securities in the fund's portfolio. Past distributions are not predictive of future trends. At the end of this reporting period, your fund's distribution rate was 5.32%, based on an annualization of the current, monthly dividend of 5.4 cents ($.054) per share and the maximum offering price of $12.17 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Virginia state personal income tax bracket of 43.1% would need to earn 9.35% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Virginia Tax-Free Income Fund - Class I
  Dividend Distributions 3/1/96 - 2/28/97+
                              Dividend
  Month                       per Share
  March                       5.4 cents
  April                       5.4 cents
  May                         5.4 cents
  June                        5.4 cents
  July                        5.4 cents
  August                      5.4 cents
  September                   5.4 cents
  October                     5.4 cents
  November                    5.4 cents
  December                    5.4 cents
  January                     5.4 cents
  February                    5.4 cents
  Total                      64.8 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 48 OMITTED - SEE APPENDIX AT END OF DOCUMENT



As illustrated by the chart to the right, your fund's Class I shares have exceeded the rate of inflation as measured by the Consumer Price Index since 1988, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class I shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Virginia Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Virginia municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 49 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Virginia Tax-Free Income Fund - Class I
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                      1-Year 5-Year(9/01/87)
          Cumulative Total Return1                     5.15% 41.29% 109.15%
          Average Annual Total Return2                  .68%  6.23%  7.58%
          Distribution Rate3                    5.32%
          Taxable Equivalent Distribution Rate4 9.35%
          30-Day Standardized Yield5            4.68%
          Taxable Equivalent Yield4             8.22%
1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current, 5.4 cent per share monthly dividend and the maximum offering price of $12.17 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Virginia state personal income tax rate of 43.1%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Performance Summary
Class II

The Franklin Virginia Tax-Free Income Fund - Class II share price, as measured by net asset value, decreased six cents, from $11.77 on February 29, 1996, to $11.71 on February 28, 1997.

In addition to distributing 58.11 cents ($0.5811) per share in dividend income during the reporting period, the fund also paid out a long-term capital gain of 0.4 cents ($.004) per share in December 1996. Distributions will vary depending on income earned by the fund, and any profits realized from the sales of securities in the fund's portfolio. Past distributions are not predictive of future trends. At the end of this reporting period, your fund's distribution rate was 4.90%, based on an annualization of the current, monthly dividend of 4.83 cents ($.0483) per share, plus an annual dividend adjustment of +.06 cents, and the offering price of $11.83 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Virginia state personal income tax bracket of 43.1% would need to earn 8.61% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Virginia Tax-Free Income Fund - Class II
  Dividend Distributions 3/1/96 - 2/28/97+
                                   Dividend
  Month                            per Share
  March                           4.92 cents
  April                           4.83 cents
  May                             4.83 cents
  June                            4.83 cents
  July                            4.85 cents
  August                          4.85 cents
  September                       4.85 cents
  October                         4.83 cents
  November                        4.83 cents
  December                        4.83 cents
  January                         4.83 cents
  February                        4.83 cents
  Total                          58.11 cents
+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 50 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As illustrated by the chart to the right, your fund's Class II shares have exceeded the rate of inflation as measured by the Consumer Price Index since they became available on May 1, 1995, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. The fund's Class II shares slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% fully invested because of the need to have cash on hand to redeem shares or pay for future investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as those of the Virginia Tax-Free Income Fund had been applied to this index, the index's performance would have been lower. In addition, the index consists of municipal bonds from across the country, while your fund consists primarily of Virginia municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 51 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Virginia Tax-Free Income Fund -- Class II
Periods ended February 28, 1997
                                                                     Since
                                                                   Inception
                                                             1-Year(5/01/95)
          Cumulative Total Return1                            4.61% 12.91%
          Average Annual Total Return2                        2.57%  6.29%
          Distribution Rate3                           4.90%
          Taxable Equivalent Distribution Rate4        8.61%
          30-Day Standardized Yield5                   4.22%
          Taxable Equivalent Yield4                    7.42%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.83 cent per share monthly dividend, plus an annual dividend adjustment of +.06 cents, and the offering price of $11.83 on February 28, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Virginia state personal income tax rate of 43.1%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


GLOSSARY OF INVESTMENT TERMS


Call Protection: the length of time during which a bond cannot be redeemed by its issuer.

Coupon: the interest rate on a bond that the issuer promises to pay to the holder until the bond matures.

Full-Coupon Bond: a bond with a coupon rate that is at, or near, current market interest rates.

High-Grade Bond/High-Quality Bond: a bond rated AAA or AA by Standard & Poor's(R) or Aaa or Aa by Moody's Investors Service -- two national credit-rating agencies.

Investment-Grade Bond: a bond with a rating of AAA to BBB-, usually within the top-four rating categories assigned to bonds.

Non-Rated Bonds: a bond that has not been rated by one or more of the major rating agencies. Issues are usually non-rated because they are too small to justify the expense of getting a rating. In many instances, just because a bond is non-rated by an agency, it does not mean it has a lower credit rating.

Pre-Refunded Bond: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate.

Primary Market: the market for new issues of securities; a market is "primary" if the issuer of the securities receives the proceeds of the sale.

Secondary Market: a market where previously issued securities are bought and sold; the selling dealers and investors receive the proceeds, not the issuer.

Underwriter: an investment banker who agrees to purchase a new issue of securities from an issuer and distribute it to investors, making a profit on the underwriting spread.

Weighted Average Maturity: the weighted average of all individual maturities in the portfolio based on their par values.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997



    Face                                                                                                               Value
   Amount       Franklin Alabama Tax-Free Income Fund                                                                (Note 1)
                  Long Term Investments  97.7%


$  1,500,000     Alabama Building Renovation Financing Authority Revenue, 7.45%, 09/01/11 .....................     $ 1,657,320
                 Alabama HFA, SFMR, GNMA Secured,
     490,000       Series A, 7.50%, 10/01/10 ..................................................................         515,078
     125,000       Series A, 8.00%, 10/01/20 ..................................................................         129,555
   3,440,000       Series A-1, 6.50%, 04/01/17 ................................................................       3,540,517
   1,225,000       Series A-2, 6.80%, 04/01/25 ................................................................       1,282,257
     285,000       Series C, 7.45%, 10/01/21 ..................................................................         296,223
   1,020,000       Series C-2, 7.75%, 04/01/22 ................................................................       1,064,380
   1,395,000     Alabama Judicial Building Authority Revenue, Judicial Facilities Project, AMBAC Insured, Pre-Refunded,
                  7.25%, 01/01/14 .............................................................................       1,545,242
   4,500,000     Alabama State Docks Department, Docks Facilities Revenue, MBIA Insured, 6.30%, 10/01/21 ......       4,699,080
   2,000,000     Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 ........       2,009,600
     250,000     Alabama State University Dormitory Revenue, Pre-Refunded, 8.00%, 01/01/14 ....................         273,660
   3,200,000     Alabama Water Pollution Control Authority, Revolving Fund Loan, Series B, 7.75%, 08/15/12 ....       3,403,840
   2,215,000     Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 09/01/14 ........................       2,373,018
     750,000     Albertville GO, Warrants, MBIA Insured, 7.00%, 04/01/11 ......................................         810,885
     115,000     Alexander City GO, Warrants, Refunding, Series 1988, Pre-Refunded, 7.90%, 05/01/08 ...........         118,062
   2,000,000     Alexander City Utility Revenue, Warrants, FSA Insured, 6.20%, 08/15/10 .......................       2,136,620
     250,000     Anniston Regional Medical Center Board, Hospital Revenue, Refunding, Northeast Alabama Regional
                  Medical Center Project, Series A, 7.70%, 07/01/08 ...........................................         256,170
   1,000,000     Athens Electric Revenue, Warrants, MBIA Insured, 6.00%, 06/01/25 .............................       1,029,170
   1,500,000     Athens Water and Sewer Revenue, Warrants, AMBAC Insured, 6.10%, 08/01/18 .....................       1,571,055
   1,520,000     Auburn Governmental Utility Services Corp., Waste Water Treatment Revenue, Merscot-Auburn L.P.
                  Project, FGIC Insured, 7.30%, 01/01/12 ......................................................       1,636,462
   2,000,000     Auburn University General Fee Revenue, Refunding, 7.00%, 06/01/11 ............................       2,204,320
   1,000,000     Bessemer Medical Clinic Board Revenue, Refunding, Bessemer Carraway Center, Series A,
                  MBIA Insured, 7.25%, 04/01/15 ...............................................................       1,077,800
     500,000     Birmingham Airport Authority Revenue, Series 1990-A, AMBAC Insured, 7.375%, 07/01/10 .........         544,940
                 Birmingham Baptist Medical Center, Special Care Facilities Financing Authority Revenue, MBIA Insured,
   3,500,000       Refunding, Baptist Health System, Inc., 5.875%. 11/15/19 ...................................       3,545,430
   1,870,000       Series A, 7.00%, 01/01/21 ..................................................................       2,012,494
                 Birmingham GO, Refunding,
     145,000       8.00%, 10/01/15 ............................................................................         150,407
   1,000,000       Series B, 6.25%, 04/01/12 ..................................................................       1,055,980
   1,000,000       Series B, 6.25%, 04/01/16 ..................................................................       1,049,960
                 Birmingham-Jefferson Civic Center Authority, Special Tax, Capital Outlay,
     285,000       7.40%, 01/01/08 ............................................................................         303,913
     640,000       7.25%, 01/01/12 ............................................................................         665,395
   1,200,000     Birmingham Special Care Facilities Financing Authority Revenue, Health Care Medical Center East,
                  MBIA Insured, 7.00%, 07/01/12 ...............................................................       1,305,168
   2,000,000     Birmingham Special Care Facilities Financing Authority Revenue, Refunding, Medical Center East,
                  MBIA Insured, 7.25%, 07/01/15 ...............................................................       2,031,840
   3,250,000     Camden IDB, PCR, Facilities Revenue, Refunding, MacMillian Bloedel Project, Series A, 7.75%,
                  05/01/09 ....................................................................................       3,507,303
     500,000     Citronelle IDB, PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical Plc., Series 1982,
                  8.00%, 12/01/12 .............................................................................         556,605
   1,000,000     Coffee County PBA, Building Revenue, Warrants, FSA Insured, 6.10%, 09/01/16 ..................       1,031,670
   1,750,000     Colbert County Health Care Authority, Helen Keller Hospital, 8.75%, 06/01/09 .................       1,925,193
   5,000,000     Columbia IDB, PCR, Refunding, Alabama Power Co. Project, AMBAC Insured, 6.50%, 09/01/23 ......       5,278,750
   2,000,000     Courtland IDB, Environmental Improvement Revenue, Refunding, Champion International Corp. Project,
                  6.40%, 11/01/26 .............................................................................       2,009,560

                 Courtland IDB, Solid Waste Disposal Revenue, Champion International Corp. Project,
$    505,000       7.75%, 01/01/20 ............................................................................       $ 539,784
   5,000,000       Series A, 6.50%, 09/01/25 ..................................................................       5,072,000
   4,000,000     Courtland IDBR, Refunding, Champion International Corp. Project, Series A, 7.20%, 12/01/13 ...       4,357,920
   2,000,000     Cullman Water Revenue, Warrants, Series A, AMBAC Insured, 6.20%, 10/01/12 ....................       2,083,800
   2,000,000     Daphne Utilities Board, Water, Gas and Sewer Revenue, Refunding, Series A, FGIC Insured,
                 Pre-Refunded, 7.35%, 06/01/20 ................................................................       2,217,260
     200,000     Decatur GO, Warrants, Series A, Pre-Refunded, 7.60%, 05/01/09 ................................         205,234
   1,400,000     Demopolis HDC, MFHR, Refunding, Series 1990-A, FSA Insured, 7.625%, 08/01/19 .................       1,457,988
   3,500,000     Fairfield IDB, Environmental Improvement Revenue, Refunding, USX Corp. Project, Series A, 6.70%,
                  12/01/24 ....................................................................................       3,678,990
   3,000,000     Fairfield, Warrants, AMBAC Insured, 6.30%, 06/01/22 ..........................................       3,190,920
   1,565,000     Gadsden HDC, MFR, Refunding, Series A, 7.00%, 01/01/22 .......................................       1,615,409
   1,000,000     Guam Airport Authority Revenue, Series A, Refunding, 6.50%, 10/01/23 .........................       1,031,710
   1,935,000     Gulf Shores GO, Refunding, Warrants, AMBAC Insured, 6.00%, 09/01/21 ..........................       2,015,593
   6,000,000     Helena Utilities Board, Water and Sewer Revenue, MBIA Insured, 5.75%, 09/01/25 ...............       6,014,940
     430,000     Homewood Special Care Facilities Financing Authority, Hospital Revenue, Lakeshore Hospital Project,
                  Refunding, Series B, Pre-Refunded, 8.25%, 02/01/04 ..........................................         463,721
   2,070,000     Houston County Health Care Authority Revenue, Southeast Alabama Medical Center, MBIA Insured,
                  6.125%, 10/01/12 ............................................................................       2,152,220
   2,175,000     Huntsville Health Care Authority Facilities Revenue, Series B, MBIA Insured, 6.50%, 06/01/13 .       2,356,874
     230,000     Huntsville Solid Waste Disposal Authority and Resource Recovery Revenue, FGIC Insured, 7.00%,
                  10/01/14 ....................................................................................         246,376
   1,000,000     Jasper County Waterworks & Sewer Board, Water and Sewer Revenue, AMBAC Insured, 6.15%,
                  06/01/14 ....................................................................................       1,056,870
     200,000     Jefferson County GO, Warrants, Pre-Refunded, 7.50%, 04/01/07 .................................         211,536
     200,000     Jefferson County Sewer Revenue, Warrants, ETM, 7.50%, 09/01/13 ...............................         213,638
   1,255,000     LCM Housing Assistance Corp. Project, MFR, Refunding, Series A, 7.875%, 01/01/22 .............       1,304,246
   1,050,000     Limestone County Water Authority Revenue, FGIC Insured, 7.70%, 12/01/19 ......................       1,110,858
     500,000     Madison County PBA Revenue, Warrants, 6.90%, 11/01/11 ........................................         534,480
                 Madison GO, Warrants, MBIA Insured,
   2,000,000       6.00%, 04/01/23 ............................................................................       2,090,600
   1,560,000       Series B, 6.25%, 02/01/15 ..................................................................       1,657,204
   2,290,000     Madison School, Warrants, MBIA Insured, 6.25%, 02/01/14 ......................................       2,432,690
                 Marshall County Health Care Authority Hospital Revenue,
   2,530,000       Crossover Refunding, Guntersville-Arab Medical Center, 7.60%, 10/01/07 .....................       2,749,047
  10,810,000       Refunding, Boaz-Albertville Medical Center, 6.50%, 01/01/18 ................................      10,854,645
   1,000,000     Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12 ..............................       1,065,620
   1,500,000     Mobile Commission of Water and Sewer Revenue, Refunding, 6.50%, 01/01/09 .....................       1,621,545
      45,000     Mobile GO, Warrants, Capital Improvements, Pre-Refunded, 7.90%, 08/15/11 .....................          46,760
   1,340,000     Mobile Housing Assistance Corp., MFHR, Refunding, Series 1990-A, FSA Insured, 7.625%, 02/01/21       1,395,248
   8,000,000     Mobile IDB, Mobile Energy Service Co. Project, Solid Waste Disposal Revenue, Refunding, 6.95%,
                 1/01/20 ......................................................................................       8,447,520
     155,000     Montgomery Downtown RDA Mortgage Revenue, State of Alabama Project, MBIA Insured,
                 Pre-Refunded, 7.75%, 10/01/13 ................................................................         167,048
   6,000,000     Montgomery Medical Clinic Board, Health Care Facilities Revenue, Jackson Hospital and Clinic,
                  Refunding, AMBAC Insured, 6.00%, 03/01/26 ...................................................       6,135,600
   5,750,000     Morgan County, Decatur Health Care Revenue, Refunding, Decatur General Hospital,
                  Connie Lee Insured, 6.375%, 03/01/24 ........................................................       6,019,963
   1,500,000     Moulton Waterworks Board, Water Revenue, Series A, 6.30%, 01/01/18 ...........................       1,472,730
                 Muscle Shoals GO, Refunding, Warrants, MBIA Insured,
   1,725,000       5.80%, 08/01/16 ............................................................................       1,758,396
   4,000,000       5.90%, 08/01/25 ............................................................................       4,077,040
                 Northeast Alabama Water, Sewer and Fire Protection District Revenue, AMBAC Insured,
$  2,000,000       6.375%, 05/01/22 ...........................................................................     $ 2,109,440
      30,000       Pre-Refunded, 7.90%, 05/01/15 ..............................................................          31,967
     200,000     Northport GO, Warrants, FGIC Insured, Pre-Refunded, 7.70%, 12/01/13 ..........................         216,556
   5,000,000     Oneonta Utilities Board Revenue, FSA Insured, 6.90%, 11/01/24 ................................       5,439,050
   3,640,000     Orange Beach Water, Sewer and Fire Protection Authority Revenue, Pre-Refunded, 7.50%, 05/01/22       4,161,212
                 Pelham GO, Warrants, AMBAC Insured, 6.25%,
   1,000,000       11/01/12 ...................................................................................       1,059,060
   2,500,000       11/01/22 ...................................................................................       2,662,200
     780,000     Piedmont IDB, IDR, Springs Industrial Project, 8.25%, 09/01/10 ...............................         850,801
                 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, Pre-Refunded,
     500,000       7.90%, 07/01/07 ............................................................................         537,015
     175,000       7.875%, 07/01/17 ...........................................................................         187,899
                 Puerto Rico Commonwealth Highway Authority Revenue,
     600,000       Refunding, Series R, 7.15%, 07/01/00 .......................................................         647,352
     155,000       Series P, Pre-Refunded, 8.125%, 07/01/13 ...................................................         166,816
     175,000     Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A, 7.90%,
                 07/01/07 .....................................................................................         185,791
     300,000     Puerto Rico Commonwealth Urban Renewal and Housing Corp., Commonwealth Appropriation,
                  Refunding, 7.875%, 10/01/04 .................................................................         327,366
                 Puerto Rico Electric Power Authority Revenue, Refunding,
      15,000       Series L, Pre-Refunded, 8.40%, 07/01/15 ....................................................          15,536
     350,000       Series M, Pre-Refunded, 8.00%, 07/01/08 ....................................................         376,121
     355,000       Series N, 7.00%, 07/01/07 ..................................................................         377,756
     200,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
                  Upjohn Co. Project, 7.50%, 12/01/23 .........................................................         216,375
      40,000     Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Series H, Pre-Refunded, 7.875%,
                  07/01/16 ....................................................................................          41,375
                 Russell County PBA Revenue, 01/01/14,
   1,900,000       Phenix City Jail Project, Warrants, 7.125%..................................................       1,938,911
     200,000       Russell County Jail Project, Pre-Refunded, 8.50%............................................         218,807
   4,925,000     Tuscaloosa, Warrants, AMBAC Insured, 6.75%, 07/01/20 .........................................       5,273,641
   5,000,000     West Jefferson IDB, PCR, Refunding, Alabama Power Co., Miller Plant Co., Series C, MBIA Insured,
                  6.05%, 05/01/23 .............................................................................       5,079,650
   3,000,000     West Morgan-East Lawrence Water Authority, Water Revenue, Refunding, FGIC Insured, 5.625%,
                  08/15/25 ....................................................................................       2,960,070
   3,500,000     Wilsonville IDB, PCR, Refunding, Southern Electric Generating System, Series C, MBIA Insured,
                  6.75%, 02/01/15 .............................................................................       3,737,580
                                                                                                                   ------------
                       Total Long Term Investments (Cost $184,349,086).........................................     194,547,292
                                                                                                                   ------------
                 aShort Term Investments  0.4%
     300,000     Columbia IDB, PCR, Refunding, Alabama Power Co. Project, Series D, Daily VRDN and Put, 3.45%,
                  10/01/22 ....................................................................................         300,000
     300,000     North Environmental Improvement Authority, PCR, DATES, Reynold Metals, Refunding, Daily VRDN
                  and Put, 3.50%, 12/01/00 ....................................................................         300,000
     300,000     Stevenson IDB, Environmental Improvement Revenue, DATES, Refunding, Mead Corp. Project, Daily
                  VRDN and Put, 4.40% 11/01/16 ................................................................         300,000
                                                                                                                   ------------
                       Total Short Term Investments (Cost $900,000) ...........................................         900,000
                                                                                                                   ------------
                           Total Investments (Cost $185,249,086)  98.1% .......................................     195,447,292
                           Other Assets and Liablities, Net  1.9% .............................................       3,701,045
                                                                                                                   ------------
                           Net Assets  100.0% .................................................................    $199,148,337
                                                                                                                   ============


                 At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $185,249,836 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ...............................................................    $ 10,218,832
                   Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ...............................................................         (21,376)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $ 10,197,456
                                                                                                                   ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
DATES    - Demand Adjustable Tax-Exempt Securities
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFA      - Housing Finance Authority/Agency
IDA      - Industrial Development Authority/Agency
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
IDR      - Industrial Development Revenue
L.P.     - Limited Partnership
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
RDA      - Redevelopment Agency
SFMR     - Single Family Mortgage Revenue



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997



    Face                                                                                                              Value
   Amount       Franklin Florida Tax-Free Income Fund                                                               (Note 1)
                  Long Term Investments  98.0%

                 Bonds  94.5%
                 Alachua County Health Facilities Authority Revenue,

$  6,705,000       Refunding, Santa Fe Health Care Facilities Project, Pre-Refunded, 7.60%, 11/15/13 .........      $ 7,579,667
  12,000,000       Shands Teaching Hospital, Series A, MBIA Insured, 5.80%, 12/01/26 .........................       12,131,160
   5,755,000     Alachua County Public Improvement Revenue, Refunding, FSA Insured, 5.375%, 08/01/17 .........        5,618,837
   2,000,000     Atlantic Beach Utilities Systems Revenue, MBIA Insured, 5.50%, 10/01/25 .....................        1,960,380
  11,205,000     Bay County Hospital System Revenue, Refunding, Bay Medical Center Project, Pre-Refunded,
                  8.00%, 10/01/12,............................................................................       13,695,087
                 Bay County Resource Recovery Revenue, Refunding, MBIA Insured, 6.60%,
   3,710,000       Series A, 07/01/11 ........................................................................        4,063,007
  18,150,000       Series B, 07/01/12 ........................................................................       19,876,973
                 Bay County Water System Revenue, Refunding, AMBAC Insured,
     525,000       6.50%, 09/01/07 ...........................................................................          577,847
     675,000       6.60%, 09/01/11 ...........................................................................          740,671
  13,130,000     Bay Medical Center, Hospital Revenue, Refunding, Bay Medical Center Project, AMBAC Insured,
                  5.60%, 10/01/19 ............................................................................       13,062,774
   4,000,000     Boynton Beach Public Service Tax Revenue, MBIA Insured, Pre-Refunded, 7.50%, 11/01/10 .......        4,449,840
   5,000,000     Brevard County Health Facilities Authority Revenue, Refunding, Wuesthoff Memorial Hospital,
                  Series B, Pre-Refunded, 7.20%, 04/01/13 ....................................................        5,673,500
   1,670,000     Brevard County HFA, SFMR, Refunding, Series B, FSA Insured, 7.00%, 03/01/13 .................        1,763,236
   4,415,000     Brevard County School Board COP, Series A, Refunding, AMBAC Insured, 5.40%, 07/01/11 ........        4,476,280
   2,250,000     Broward County Educational Facilities Authority Revenue, Refunding, Nova Southeastern University
                  Project, Connie Lee Insured, 6.125%, 04/01/17 ..............................................        2,315,273
                 Broward County Health Facility Authority Revenue, Nursing Home, Refunding,
   2,080,000       7.40%, 08/15/10 ...........................................................................        2,213,952
   1,475,000       7.50%, 08/15/20 ...........................................................................        1,599,033
                 Broward County HFA Revenue, GNMA Secured,
   4,185,000       Series B, 7.55%, 03/01/15 .................................................................        4,401,992
   1,365,000       Series C, 8.00%, 03/01/21 .................................................................        1,435,093
     360,000       Series D, 6.90%, 06/01/09 .................................................................          380,758
     865,000       Series D, 7.375%, 06/01/21 ................................................................          919,019
                 Broward County Professional Sports Facilities, Tax Revenue, Civic Arena Project, Series A,
                  MBIA Insured,
   5,000,000       5.75%, 09/01/21 ...........................................................................        5,047,000
   8,745,000       5.625%, 09/01/28 ..........................................................................        8,674,690
                 Broward County Resource Recovery Revenue, 7.95%, 12/01/08,
   5,840,000       Broward Waste Energy, L.P., North Project..................................................        6,401,282
  11,145,000       SES Waste Energy Co., L.P., South Project..................................................       12,216,146
     200,000     Broward County Tourist Development, Special Tax Revenue, Convention Center Project,
                  FGICInsured, Pre-Refunded, 7.75%, 10/01/13 .................................................          215,708
     585,000     Broward County Water and Sewer Utility Revenue, Series B, AMBAC Insured, Pre-Refunded, 7.50%,
                  10/01/18 ...................................................................................          609,588
   1,500,000     Cape Canaveral Hospital District Revenue, Certificates, AMBAC Insured, 6.875%, 01/01/21 .....        1,616,550
                 Celebration Community Development District, Special Assessment, MBIA Insured,
   5,500,000       6.00%, 05/01/10 ...........................................................................        5,800,190
   4,000,000       6.10%, 05/01/16 ...........................................................................        4,161,000
                 Charlotte County Utilities Revenue, Refunding, Series A, FGIC Insured,
   3,000,000       5.625%, 10/01/21 ..........................................................................        3,003,630
   5,000,000       6.20%,10/01/23 ............................................................................        5,016,100
                 Citrus County PCR, Florida Power and Light Co., Crystal River, Refunding,
  11,100,000       Series A, 6.625%, 01/01/27 ................................................................       11,919,513
  20,400,000       Series B, 6.35%, 02/01/22 .................................................................       21,761,088

                 Bonds (cont.)
                 Clay County HFA Revenue, SFM, Series A, GNMA Secured,
$  2,075,000       8.20%, 06/01/21 ...........................................................................      $ 2,176,032
   4,675,000       7.80%, 06/01/22 ...........................................................................        4,956,155
   1,310,000       7.45%, 09/01/23 ...........................................................................        1,372,893
   2,900,000     Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured, 6.50%,
                  10/01/25 ...................................................................................        2,978,155
   1,000,000     Clewiston Water and Sewer Revenue, Refunding, AMBAC Insured, Pre-Refunded, 7.65%, 10/01/10 ..        1,103,800
     305,000     Collier County Water and Sewer District Revenue, Sewer Assessment, East and South Naples
                  Project, MBIA Insured, 7.15%, 10/01/11 .....................................................          314,894
   3,095,000     Coral Springs ID, Special Water and Sewer Project, 6.75%, 11/01/02 ..........................        3,171,230
                 Dade County, Series DD, MBIA Insured,
   1,000,000       7.70%, 10/01/13 ...........................................................................        1,022,430
     380,000       7.75%, 10/01/18 ...........................................................................          388,504
                 Dade County Health Facilities Authority, Hospital Revenue,
      75,000       Mt. Sinai Medical Center Project, FSA Insured, Pre-Refunded, 8.40%, 12/01/17 ..............           79,084
   7,475,000       Refunding, Catholic Health and Rehabilitation, Inc. Project, 7.625%, 08/15/20 .............        8,012,901
   1,930,000     Dade County HFA, MFMR, GNMA Secured, Hialeah Center, Series 5, Pre-Refunded, 7.875%,
                  12/01/32 ...................................................................................        2,160,500
                 Dade County HFA, SFMR,
      40,000       Refunding, Series A, 8.125%, 07/01/07 .....................................................           40,646
   1,155,000       Refunding, Series D, FSA Insured, 6.95%, 12/15/12 .........................................        1,226,679
     300,000       Refunding, Series E, FNMA Secured, 7.00%, 03/01/24 ........................................          314,289
   2,670,000       Series A, GNMA Secured, 7.50%, 09/01/13 ...................................................        2,729,942
   1,555,000       Series A, GNMA Secured, 7.10%, 03/01/17 ...................................................        1,625,535
     260,000       Series B, GNMA Secured, 7.25%, 09/01/23 ...................................................          273,083
     125,000     Dade County IDA, IDR, Epworth Village West, FHA Insured, Pre-Refunded, 8.25%, 02/01/28 ......          132,546
   5,695,000     Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project, 7.15%,
                  02/01/23 ...................................................................................        6,113,355
     140,000     Dade County Public Facilities Revenue, Jackson Memorial Hospital, Series A, MBIA Insured, 7.30%,
                  06/01/12 ...................................................................................          142,303
  14,610,000     Dade County School Board COP, Series B, AMBAC Insured, 5.75%, 08/01/19 ......................       14,688,602
   5,960,000     Dade County School District GO, Pre-Refunded, 7.375%, 07/01/08 ..............................        6,503,075
   4,100,000     Dade County Seaport Revenue, Refunding, Series 95, MBIA Insured, 5.75%, 10/01/15 ............        4,194,341
   5,000,000     Dade County, Special Obligation, Courthouse Center Project, 6.10%, 04/01/20 .................        5,155,250
                 Dade County Water and Sewer System Revenue, FGIC Insured,
   8,245,000       5.75%, 10/01/22 ...........................................................................        8,329,099
  31,445,000       5.50%, 10/01/25 ...........................................................................       30,691,263
                 Dovera Community Development District Revenue, Special Assessment,
   1,370,000       7.625%, 05/01/03 ..........................................................................        1,447,693
   2,170,000       7.875%, 05/01/12 ..........................................................................        2,301,394
     670,000     Dunes Community Development District Revenue, Water and Sewer Project, Pre-Refunded, 8.25%,
                  10/01/18 ...................................................................................          726,608
                 Duval County HFA, SFMR, GNMA Secured,
      65,000       Series 1988, 8.625%, 12/01/19 .............................................................           69,353
      90,000       Series A, 8.50%, 09/01/19 .................................................................           93,988
   2,590,000       Series A, 7.85%, 12/01/22 .................................................................        2,728,461
     595,000       Series B, 7.70%, 11/01/11 .................................................................          619,823
   1,420,000       Series C, FGIC Insured, 7.70%, 09/01/24 ...................................................        1,510,156
                 Escambia County HFA, SFMR,
      15,000       Refunding, 8.75%, 10/01/15 ................................................................           15,429
   4,235,000       Series A, GNMA Secured, 7.40%, 10/01/23 ...................................................        4,412,658
   4,350,000     Escambia County HFA Revenue, Refunding, Baptist Hospital and Manor, 6.75%, 10/01/14 .........        4,580,768
                 Bonds (cont.)
$  1,190,000     Escambia County PCR, Refunding, Gulf Power Co. Project, 8.25%, 06/01/17 .....................      $ 1,223,165
   4,000,000     Escambia County Revenue, Series B, Sub-Series 1, MBIA Insured, 7.20%, 01/01/15 ..............        4,244,360
   3,255,000     Escambia County School Board COP, FSA Insured, Pre-Refunded, 6.375%, 02/01/12 ...............        3,478,409
      90,000     Escambia County Tourist Development Revenue, Pre-Refunded, 8.40%, 12/01/12 ..................           94,866
   2,500,000     Escambia County Utilities Authority, Sanitary System Revenue, FSA Insured, 6.00%, 01/01/23 ..        2,565,575
   2,000,000     Escambia County Utilities Authority System Revenue, Refunding, FGIC Insured, 7.75%, 01/01/15         2,146,620
   3,700,000     First Governmental Financing Commission Revenue, Gainsville, Hollywood, and St. Petersburg,
                  AMBAC Insured, 5.75%, 07/01/16 .............................................................        3,763,011
                 Florida HFA,
   3,700,000       General Mortgage, Refunding, Series A, 6.40%, 06/01/24 ....................................        3,835,975
     785,000       Homeownership Revenue, Series G-1, GNMA Secured, 7.80%, 09/01/10 ..........................          830,962
     320,000       Homeownership Revenue, Series G-1, GNMA Secured, 8.30%, 06/01/20 ..........................          335,053
   5,425,000       Homeownership Revenue, Series G-1, GNMA Secured, 7.90%, 03/01/22 ..........................        5,733,249
   4,000,000       MF Housing, Citrus Meadows Apartments Project, Series Q, GNMA Secured, 7.65%, 06/20/31 ....        4,140,560
   3,445,000       MF Housing, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ..........................        3,630,065
   4,000,000       MF Mortgage, Lake Carlton Arms, Guaranteed, Refunding, Series F, Mandatory Put 12/01/99,
                    7.375%, 12/01/07 .........................................................................        4,066,720
   2,900,000       MFHR, Refunding, Series A, 6.95%, 10/01/21 ................................................        3,026,382
     400,000       SFMR, Series A, 8.60%, 07/01/16 ...........................................................          408,720
                 Florida State Board of Education, Capital Outlay, Public Education,
   8,775,000       Refunding, Series A, 7.25%, 06/01/23 ......................................................        9,612,311
   4,500,000       Series A, 5.875%, 06/01/16 ................................................................        4,604,130
   8,990,000       Series B, 5.875%, 06/01/24 ................................................................        9,120,175
   7,000,000       Series B, 5.875%, 06/01/25 ................................................................        7,101,360
     650,000       Series B-1, Pre-Refunded, 7.875%, 06/01/19 ................................................          694,928
  10,000,000       Series F, FGIC Insured, 5.50%, 06/01/26 ...................................................        9,771,600
   2,550,000     Florida State Community Services Corp., Walton County Water and Sewer Revenue, South Walton
                  County Regional Utilities, 7.00%, 03/01/18 .................................................        2,791,103
   6,000,000     Florida State Correctional Privatization Commission COP, Correctional Facility Bay Project,
                  MBIA Insured, 6.00%, 08/01/15 ..............................................................        6,208,680
   2,960,000     Florida State Department of Corrections COP, Okeechobee Correctional Facility, AMBAC Insured,
                  6.25%, 03/01/15 ............................................................................        3,147,546
   3,000,000     Florida State Department of General Services, Board of Finance Division, Department of Natural
                  Resources Revenues, AMBAC Insured, 6.75%, 07/01/13 .........................................        3,273,270
                 Florida State Department of General Services, Facilities Management Division, Revenue, Florida
                  Facilities Pool,
     145,000       Pre-Refunded, 8.125%, 09/01/17 ............................................................          156,845
   7,000,000       Refunding, Series B, AMBAC Insured, 5.70%, 09/01/20 .......................................        7,025,340
   3,715,000     Florida State GO, Pre-Refunded, 7.375%, 07/01/19 ............................................        4,053,511
                 Florida State Mid-Bay Bridge Authority Revenue,
  13,505,000       Crossover Refunding, Series A, 6.00%, 10/01/13 ............................................       13,630,191
   7,000,000       Crossover Refunding, Series A, 6.10%, 10/01/22 ............................................        7,064,610
  11,100,000       Refunding, Series D, 6.125%, 10/01/22 .....................................................       11,220,879
   2,600,000       Series A, 8.00%, 10/01/06 .................................................................        2,875,626
  14,250,000       Series A, 7.50%, 10/01/17 .................................................................       15,478,778
   6,000,000       Series A, ETM, 6.875%, 10/01/22 ...........................................................        7,032,960
                 Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
   8,780,000       AMBAC Insured, Pre-Refunded, 7.125%, 07/01/18 .............................................        9,875,656
  17,350,000       FGIC Insured, 5.50%, 07/01/21 .............................................................       17,051,580
   7,000,000       FGIC Insured, 5.625%, 07/01/25 ............................................................        6,945,400
   2,375,000       Pre-Refunded, 7.75%, 07/01/09 .............................................................        2,610,956
  10,000,000       Pre-Refunded, 7.50%, 07/01/19 .............................................................       10,938,700
                 Bonds (cont.)
                 Gainesville Utility System Revenue,
$  1,520,000       Series A, Pre-Refunded, 6.50%, 10/01/22 ...................................................      $ 1,688,036
   3,500,000       Series B, 6.00%, 10/01/17 .................................................................        3,608,185
   1,600,000       Sub-Series A, AMBAC Insured, Pre-Refunded, 7.25%, 10/01/13 ................................        1,713,568
   8,675,000     Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 05/01/14 ..        9,373,077
   2,000,000     Gulf Breeze Local Government Loan Program Revenue, FGIC Insured, 7.75%, 12/01/15 ............        2,212,980
   3,685,000     Halifax Hospital and Medical Center Revenue, Refunding, Series A, MBIA Insured, Pre-Refunded,
                  6.75%, 10/01/11 ............................................................................        4,116,624
                 Hillsborough County Aviation Authority Revenue,
  14,945,000       Refunding, Special Purpose, Delta Airlines, Inc., 7.75%, 01/01/24 .........................       16,041,365
   8,500,000       Refunding, Tampa International Airport, Series A, FGIC Insured, 6.90%, 10/01/11 ...........        9,117,865
   5,730,000       Tampa International Airport, Series B, FGIC Insured, 5.875%, 10/01/23 .....................        5,847,866
                 Hillsborough County Capital Improvement Revenue, County Center Project, Second Series,
                  Pre-Refunded,
   8,300,000       6.625%, 07/01/12 ..........................................................................        9,235,908
   1,250,000       6.75%, 07/01/22 ...........................................................................        1,398,263
   5,300,000     Hillsborough County IDA, IDR, Colonial Penn Insurance Project, 7.35%, 08/01/13 ..............        5,830,159
   3,000,000     Hillsborough County Port District Revenue, Tampa Port Authority, Pre-Refunded, 8.25%, 06/01/09       3,450,480
                 Hillsborough County School Board COP, MBIA Insured, 6.00%,
   9,500,000       07/01/12 ..................................................................................        9,912,300
   5,500,000       07/01/14 ..................................................................................        5,697,945
                 Hillsborough County Utilities Revenue, Refunding,
  10,400,000       Series A, 6.625%, 08/01/11 ................................................................       11,006,944
   5,515,000       Series A, 7.00%, 08/01/14 .................................................................        5,923,441
   3,000,000       Series A, 6.50%, 08/01/16 .................................................................        3,145,080
   1,135,000       Series A, Pre-Refunded, 7.00%, 08/01/14 ...................................................        1,270,689
   1,000,000       Series B, 6.50%, 08/01/16 .................................................................        1,048,360
   1,000,000     Indian River County Hospital District, Hospital Revenue, Refunding, FSA Insured, 5.70%, 10/01/15     1,005,000
   5,000,000     Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, 5.875%, 10/01/25 .        5,100,300
                 Jacksonville Electric Authority Revenue, Refunding, St. John's River Park System,
   1,750,000       Issue 2, Series 11, 5.25%, 10/01/20 .......................................................        1,665,895
   5,000,000       Series 1, 6.00%, 10/01/16 .................................................................        5,001,100
                 Jacksonville Health Facilities Authority, Hospital Revenue, Refunding,
   2,500,000       Baptist Medical Center Project, Series A, MBIA Insured, 7.30%, 06/01/19 ...................        2,676,425
   8,480,000       Riverside Hospital Project, Pre-Refunded, 7.625%, 10/01/13 ................................        9,344,112
   1,750,000     Jacksonville Hospital Revenue, University Medical Center, Inc. Project, Connie Lee Insured, 6.60%,
                  02/01/21 ...................................................................................        1,857,713
   1,000,000     Jupiter Sales Tax Revenue, Pre-Refunded, Series 1990, 7.40%, 09/01/20 .......................        1,116,670
   5,000,000     Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 ................        5,124,900
                 Lakeland Electric and Water Revenue,
   6,200,000       5.50%, 10/01/26 ...........................................................................        6,014,806
  12,800,000       Refunding & Improvement, Series B, 5.625%, 10/01/19 .......................................       12,742,656
   4,500,000     Lakeland Utility Tax Revenue, Refunding & Improvement, Series A, FGIC Insured, 6.00%, 10/01/17       4,665,465
   1,000,000     Lee County Capital Bonds, Refunding, Series A, MBIA Insured, 7.30%, 10/01/07 ................        1,088,400
                 Lee County IDA, Sewer IDR, Bonita Springs Project, Asset Guaranty, Insured,
   5,000,000       7.20%, 11/01/11 ...........................................................................        5,426,400
   2,000,000       7.25%, 11/01/20 ...........................................................................        2,167,740
   2,000,000     Lee County Local Option Gas Tax Revenue, FGIC Insured, 5.75%, 10/01/20 ......................        2,025,180
                 Lee County Solid Waste System Revenue, Series A, MBIA Insured, 7.00%,
   1,945,000       10/01/04 ..................................................................................        2,160,195
   1,175,000       10/01/05 ..................................................................................        1,302,429

                   Bonds (cont.)
                 Lee County Solid Waste System Revenue, Series A, MBIA Insured, 7.00%, (cont.)
$  1,305,000       10/01/06 ..................................................................................      $ 1,446,527
   4,600,000       10/01/11 ..................................................................................        5,086,864
                 Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%,
   4,500,000       10/01/22 ..................................................................................        4,556,655
   5,900,000       10/01/27 ..................................................................................        5,974,281
                 Leesburg Hospital Revenue, Capital Improvement, Leesburg Regional Medical Center Project,
                  Series 1991-A, Pre-Refunded,
   1,250,000       7.375%, 07/01/11 ..........................................................................        1,438,025
   2,115,000       7.50%, 07/01/21 ...........................................................................        2,445,511
   7,000,000     Leesburg Hospital Revenue, Refunding, Leesburg Regional Medical Center Project, Series A,
                  6.125%, 07/01/18 ...........................................................................        7,074,200
     500,000     Leesburg Utilities Revenue, Refunding, FGIC Insured, 7.60%, 10/01/09 ........................          535,185
     960,000     Leon HFA, SFMR, Series A, GNMA Secured, 7.30%, 04/01/21 .....................................        1,001,856
                 Manatee County HFA, SFMR, Series A, GNMA Secured,
   1,165,000       8.10%, 11/01/20 ...........................................................................        1,211,565
   4,320,000       6.85%, 11/01/23 ...........................................................................        4,473,835
                 Manatee County IDR, Manatee Hospitals and Health Systems, Inc.,
   1,500,000       ETM, 8.25%, 03/01/01 ......................................................................        1,590,375
   6,700,000       Pre-Refunded, 9.25%, 03/01/21 .............................................................        7,962,347
   5,575,000     Manatee County School Board COP, MBIA Insured, 6.125%, 07/01/21 .............................        5,788,969
   4,000,000     Martin County Consolidated Utilities System Revenue, Refunding & Improvement, FGIC Insured,
                  6.00%, 10/01/24 ............................................................................        4,138,080
  14,500,000     Martin County PCR, Refunding, Florida Power and Light Co. Project, MBIA Insured, 7.30%, 07/01/20    15,889,535
   2,000,000     Miami Beach Special Obligation, Subordinated, FGIC Insured, 7.375%, 12/01/08 ................        2,187,260
                 Miami Health Facilities Authority Revenue, Mercy Hospital Project, Refunding,
     250,000       8.125%, 08/01/11 ..........................................................................          264,560
   7,500,000       Series A, Pre-Refunded, 7.35%, 08/01/15 ...................................................        8,197,650
   6,500,000     Miramar Waste Water Improvement Assessment Revenue, FGIC Insured, 6.75%, 10/01/25 ...........        7,180,615
   5,000,000     Nassau County PCR, Refunding, ITT Rayonier, Inc. Project, 6.25%, 06/01/10 ...................        5,116,100
  14,370,000     North Broward Hospital District Revenue, Refunding & Improvement, MBIA Insured, 5.75%, 01/15/27     14,393,279
                 North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation Group, 6.00%,
   2,000,000       08/15/16 ..................................................................................        2,029,680
   1,750,000       08/15/24 ..................................................................................        1,768,690
   1,500,000     North Port Utilities Revenue, FGIC Insured, 6.25%, 10/01/22 .................................        1,575,450
     395,000     North Springs ID Revenue, Special Assessment, 6.75%, 05/01/03 ...............................          404,926
                 Northern Palm Beach County Water Control District, Unit Development No. 31, Project 2,
     725,000       6.75%, 11/01/07 ...........................................................................          747,888
   1,470,000       6.625%, 11/01/13 ..........................................................................        1,494,476
   1,000,000     Ocala Gas Tax Revenue, MBIA Insured, Pre-Refunded, 7.40%, 12/01/09 ..........................        1,047,610
                 Orange County Capital Improvement Revenue, MBIA Insured, 7.70%, 10/01/18,
     170,000       Series A ..................................................................................          182,165
      30,000       Series A, Pre-Refunded.....................................................................           32,333
     180,000       Series B, Pre-Refunded.....................................................................          194,000
                 Orange County Health Facilities Authority Revenue,
   1,000,000       Adventist/Sunbelt, Series A, AMBAC Insured, 6.875%, 11/15/15 ..............................        1,096,440
   3,000,000       Adventist/Sunbelt, Series A, FSA Insured, 7.00%, 11/15/14 .................................        3,199,350
   1,000,000       Crossover Refunding, Orlando Regional Healthcare, Series A, MBIA Insured, 6.00%, 11/01/24 .        1,013,360
   9,770,000       Refunding, Pooled Hospital Loan, Series A, FGIC Insured, 7.875%, 12/01/25 .................       10,058,508
  10,660,000       Refunding, Pooled Hospital Loan, Series B, MBIA Insured, 7.875%, 12/01/25 .................       10,967,115

                 Bonds (cont.)
                 Orange County HFA Revenue, GNMA Secured,
$  4,730,000       Refunding, Series A, FGIC Insured, 7.60%, 01/01/24 ........................................      $ 4,978,089
   1,935,000       Series A, 7.75%, 11/01/12 .................................................................        2,045,295
     410,000       Series A, 7.375%, 09/01/24 ................................................................          432,710
     780,000       Series D, 7.80%, 10/01/22 .................................................................          827,276
   5,050,000     Orange County Public Services, Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ...................        5,237,810
                 Orange County Tourist Development Tax Revenue,
   3,000,000       AMBAC Insured, Pre-Refunded, 7.25%, 10/01/10 ..............................................        3,346,860
  24,675,000       Series B, MBIA Insured, 6.00%, 10/01/24 ...................................................       25,526,781
     265,000     Orlando and Orange County Expressway Authority Revenue, Senior Lien, AMBAC Insured, ETM,
                  7.625%, 07/01/18 ...........................................................................          281,724
                 Orlando Community RDA, Tax Increment Revenue, Series A,
   2,155,000       6.50%, 10/01/11 ...........................................................................        2,284,472
   2,585,000       6.75%, 10/01/16 ...........................................................................        2,757,497
   3,500,000     Osceola County Gas Tax Revenue, Refunding & Improvement, FGIC Insured, 6.00%, 04/01/13 ......        3,654,350
                 Osceola County IDA Revenue, Community Provider Pooled Loan Program, FSA Insured, 07/01/10,
   4,634,000       Series A, 7.75%............................................................................        4,923,162
     795,000       Series C, 7.60%............................................................................          841,078
     200,000     Osceola County Transportation Revenue, Series A, FGIC Insured, Pre-Refunded, 7.70%, 04/01/13           212,170
                 Pace Property Finance Authority, Utilities System Revenue, Refunding & Improvement,
   1,000,000       6.125%, 09/01/07 ..........................................................................        1,026,400
   2,545,000       6.25%, 09/01/13 ...........................................................................        2,574,344
   1,170,000       6.125%, 09/01/17 ..........................................................................        1,167,953
                 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured,
   5,000,000       6.00%, 06/01/15 ...........................................................................        5,208,100
   6,950,000       Pre-Refunded, 7.25%, 06/01/11 .............................................................        7,695,318
                 Palm Beach County HFA, SFM Purchase Revenue, GNMA Secured,
   7,485,000       Series A, 7.70%, 03/01/22 .................................................................        7,815,538
   5,270,000       Series B, 7.60%, 03/01/23 .................................................................        5,555,792
                 Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care, Inc.,
   1,755,000       6.55%, 12/01/16 ...........................................................................        1,826,271
   4,000,000       6.625%, 12/01/26 ..........................................................................        4,239,160
                 Palm Beach County Solid Waste Authority Revenue,
      65,000       GO, 8.75%, 07/01/10 .......................................................................           68,043
     535,000       Refunding, MBIA Insured, 7.40%, 12/01/05 ..................................................          574,542
   1,965,000       Refunding, MBIA Insured, Pre-Refunded, 7.40%, 12/01/05 ....................................        2,119,587
                 Palm Beach County Solid Waste, IDR, Okeelanta Power and Light Co. Project, Series A,
   3,600,000       6.50%, 02/15/09 ...........................................................................        3,107,232
  11,700,000       6.70%, 02/15/15 ...........................................................................        9,939,033
   1,015,000     Pensacola-Westwood Homes Development Corp. Revenue, Refunding, Mortgage Loan, FHA Insured,
                  6.40%, 07/15/23 ............................................................................        1,029,159
                 Pinellas County HFA, SFMR, GNMA Secured,
   1,425,000       Multi-County Program, Series B, 6.875%, 08/01/10 ..........................................        1,490,436
   5,625,000       Multi-County Program, Series B, 7.375%, 02/01/24 ..........................................        5,941,294
   1,825,000       Series A, 7.30%, 08/01/22 .................................................................        1,893,693
   1,600,000       Series A, 7.75%, 08/01/23 .................................................................        1,685,984
  12,200,000     Pinellas County PCR, Refunding, Florida Power and Light Co., 7.20%, 12/01/14 ................       13,341,676
                 Plantation Health Facilities Authority Revenue, Covenant Retirement Community, Inc.,
   1,500,000       7.625%, 12/01/12 ..........................................................................        1,630,410
   3,000,000       7.75%, 12/01/22 ...........................................................................        3,263,520
   2,035,000     Polk County HFA, Refunding, Series A, GNMA Secured, 7.15%, 09/01/23 .........................        2,140,840

                 Bonds (cont.)
$ 18,000,000     Polk County IDA Revenue, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%,
                  12/01/30 ...................................................................................     $ 17,789,040
                 Port Everglades Authority, Port Improvement Revenue, 7.50%,
  18,050,000       Refunding, Series A, 09/01/12 .............................................................       19,012,968
     575,000       Series 1986, ETM, 11/01/06 ................................................................          649,612
      65,000     Royal Palm Beach, Utility System Revenue, Series A, AMBAC Insured, Pre-Refunded, 8.875%,
                  10/15/13 ...................................................................................           68,342
                 Santa Rosa County Health Facilities Authority Revenue, Refunding,
      40,000       Gulf Breeze Hospital, Inc., 8.60%, 10/01/02 ...............................................           42,301
     520,000       Gulf Breeze Hospital, Inc., Pre-Refunded, 8.70%, 10/01/14 .................................          566,628
  14,350,000       Gulf Breeze Hospital, Inc., Series A, 6.20%, 10/01/14 .....................................       14,491,491
   4,290,000       Santa Rosa County IDR, Holley Navarre Water System Project, 6.75%, 05/01/24 ...............        4,461,600
   6,250,000     Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 ..................        6,197,938
                 Sarasota County Utility System Revenue,
   2,000,000       Capital Appreciation, AMBAC Insured, Pre-Refunded, 7.50%, 06/01/10 ........................        2,059,040
   9,000,000       Refunding, Series A, FGIC Insured, 5.25%, 10/01/25 ........................................        8,553,150
   5,000,000     Seminole County Sales Tax Revenue, MBIA Insured, 5.80%, 10/01/26 ............................        5,074,700
                 Seminole County School Board COP, MBIA Insured,
   1,150,000       Series A, 6.125%, 07/01/14 ................................................................        1,200,911
   5,000,000       Series B, Pre-Refunded, 6.50%, 07/01/21 ...................................................        5,620,350
   7,500,000     Seminole County Solid Waste Disposal System Revenue, MBIA Insured, Pre-Refunded, 7.25%,
                  10/01/20 ...................................................................................        8,367,150
   1,000,000     South Florida Water Management District, Special Obligation, Land Acquisition Bonds,
                 AMBAC Insured, 6.00%, 10/01/15 ..............................................................        1,037,450
   3,000,000     South Indian River Water Control District, Refunding, Series C, Pre-Refunded, 7.50%, 10/01/06        3,221,880
   4,660,000     St. Johns County IDA, IDR, Professional Golf Hall of Fame Project, MBIA Insured, 5.80%, 09/01/16     4,696,348
   2,995,000     St. Johns County Water and Sewer Revenue, Series B-1, FGIC Insured, 7.00%, 06/01/11 .........        3,102,251
   7,500,000     St. Lucie County Solid Waste Disposal Revenue, Florida Power and Light Co. Project, 7.15%,
                  02/01/23 ...................................................................................        8,044,950
   5,100,000     St. Lucie, West Services District, Capital Improvement Revenue, Lake Charles Project, 7.50%,
                  02/01/00 ...................................................................................        5,169,462
                 St. Petersburg Health Facilities Authority Revenue,
  10,500,000       Allegany Health System, Series A, MBIA Insured, 7.00%, 12/01/15 ...........................       11,611,845
   8,630,000       Allegany Health System, St. Mary, Series B, Pre-Refunded, 7.75%, 12/01/15 .................        9,591,814
   2,500,000       Bon Secours-Maria Manor Project, Series B, Pre-Refunded, 7.875%, 08/15/18 .................        2,690,975
   2,940,000       Refunding, Allegany Health System, St. Anthony, Series C, 7.75%, 01/01/14 .................        3,076,828
     340,000       Refunding, Allegany Health System, St. Anthony, Series C, Pre-Refunded, 7.75%, 01/01/14 ...          358,193
                 Sunrise Lakes Recreation District, Phase 4, Series A, 6.75%,
   3,080,000       08/01/15 ..................................................................................        3,229,904
   6,120,000       08/01/24 ..................................................................................        6,346,256
                 Sunrise Special Tax District No. 1, Refunding, 6.375%,
   3,485,000       11/01/08 ..................................................................................        3,688,489
  12,390,000       11/01/21 ..................................................................................       12,853,510
                 Sunrise Utility System Revenue, Series A, AMBAC Insured,
   4,230,000       5.90%, 10/01/18 ...........................................................................        4,302,968
  11,150,000       5.75%, 10/01/26 ...........................................................................       11,210,768
   3,400,000     Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19 ...............        3,572,618
                 Tampa Allegany Health System Revenue, St. Joseph,
   8,000,000       FGIC Insured, Pre-Refunded, 7.375%, 12/01/23 ..............................................        8,814,640
   1,180,000       MBIA Insured, 6.75%, 12/01/17 .............................................................        1,283,675
   7,000,000       MBIA Insured, 6.50%, 12/01/23 .............................................................        7,700,070

                 Bonds (cont.)
                 Tampa Capital Improvement Program Revenue, 10/01/18,
$  6,300,000       Series A, 8.25%............................................................................      $ 6,616,197
  31,670,000       Series B, 8.375%...........................................................................       33,323,807
   2,000,000     Tampa Guaranteed Entitlement Revenue, Refunding, AMBAC Insured, 7.15%, 10/01/18 .............        2,216,020
                 Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project, MBIA Insured,
   1,000,000       6.00%, 10/01/15 ...........................................................................        1,073,420
   1,715,000       6.05%, 10/01/20 ...........................................................................        1,841,035
   2,695,000       6.10%, 10/01/26 ...........................................................................        2,913,133
                 Tampa Sports Authority Revenue, Interlock Agreement, Tampa Bay, MBIA Insured,
   4,250,000       6.05%, 10/01/15 ...........................................................................        4,455,488
   5,160,000       6.10%, 10/01/20 ...........................................................................        5,384,563
   6,800,000       6.125%, 10/01/26 ..........................................................................        7,092,876
                 Tampa Water and Sewer Revenue, Sub-Lien, Series A, AMBAC Insured,
     340,000       7.75%, 10/01/14 ...........................................................................          363,882
   3,000,000       7.25%, 10/01/16 ...........................................................................        3,166,500
   6,000,000     Titusville Water and Sewer Revenue, Refunding, MBIA Insured, 6.20%, 10/01/14 ................        6,391,740
                 University Community Hospital, Inc., Florida Hospital Revenue, Refunding, FSA Insured,
                  Pre-Refunded,
   5,000,000       7.375%, 09/01/07 ..........................................................................        5,588,000
   5,000,000       7.50%, 09/01/11 ...........................................................................        5,608,050
   6,000,000     Venice Health Care Revenue, Bon Secours Health System Project, MBIA Insured, 5.625%,
                  08/15/26 ...................................................................................        5,961,300
                 Viera East Community Development District, Special Assessment,
   2,265,000       7.50%, 05/01/03 ...........................................................................        2,378,114
   4,020,000       8.50%, 05/01/04 ...........................................................................        4,454,160
  10,640,000       8.625%, 05/01/14 ..........................................................................       11,856,046
   5,225,000       Pre-Refunded, 7.50%, 05/01/12 .............................................................        6,008,646
   7,355,000       Refunding, 6.30%, 05/01/26 ................................................................        7,557,557
  11,295,000       Refunding, Series A, 6.00%, 05/01/14 ......................................................       11,409,870
  11,340,000       Refunding, Water Management, Series A, 6.50%, 05/01/22 ....................................       11,347,598
   7,490,000       Series B, 6.75%, 05/01/14 .................................................................        7,559,058
     465,000       Series B, Water Management, 6.50%, 05/01/05 ...............................................          463,842
   4,580,000       Series B, Water Management, 6.50%, 05/01/22 ...............................................        4,474,202
                 Viera East Community Development District, Water and Sewer Revenue
   3,615,000       7.875%, 05/01/03 ..........................................................................        3,770,481
   2,850,000       6.75%, 05/01/09 ...........................................................................        2,879,669
     500,000     Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University,
                  Connie Lee Insured, 6.625%, 10/15/22 .......................................................          534,680
   9,770,000     Volusia County Health Facilities Authority Revenue, Hospital Facilities, Memorial Health Systems
                  Project, AMBAC Insured, 5.50%, 11/15/26 ....................................................        9,545,485
   1,970,000     West Lake Community Development District, Special Assessment, MBIA Insured, 5.75%, 05/01/17 .        1,990,763
   3,000,000     West Palm Beach Utilities System Revenue, MBIA Insured, 5.75%, 10/01/27 .....................        3,020,010
                 Westgate/Belvedere Homes Community RDA Revenue, Series 1992,
     410,000       6.50%, 11/01/09 ...........................................................................          432,611
   1,410,000       6.60%, 11/01/17 ...........................................................................        1,460,153
                                                                                                                   ------------
                       Total Bonds (Cost $1,324,572,337)......................................................    1,401,062,064
                                                                                                                   ------------
                 Zero Coupon Bonds  3.5%
   3,670,000     Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured, (original
                  accretion rate 7.50%), 10/01/08 ............................................................        1,978,716
  17,020,000     Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured, Pre-Refunded,
                  (original accretion rate 7.70%), 08/01/18 ..................................................        4,414,987
                 Zero Coupon Bonds (cont.)
$  1,625,000     illsborough County Utilities Revenue, Refunding, Series A, (original accretion rate 6.97%), 08/01/98$1,523,112
   5,770,000     Lakeland Electric and Water Revenue, Capital Appreciation, (original accretion rate 7.00%), 10/01/14 2,167,557
                 Port Everglades Authority, Port Improvement Revenue, Refunding, Series A,
  10,575,000       (original accretion rate 7.40%), 09/01/02 .................................................        7,982,432
   9,075,000       (original accretion rate 7.40%), 09/01/03 .................................................        6,467,026
   3,550,000       (original accretion rate 7.40%), 09/01/04 .................................................        2,383,647
  50,000,000       (original accretion rate 7.45%), 09/01/10 .................................................       22,289,500
                 Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
   1,365,000       (original accretion rate 6.69%), 11/01/09 .................................................          702,346
   1,780,000       (original accretion rate 6.74%), 11/01/12 .................................................          751,996
   2,180,000       (original accretion rate 6.74%), 11/01/15 .................................................          759,861
                                                                                                                   ------------
                       Total Zero Coupon Bonds (Cost $45,122,117) ............................................       51,421,180
                                                                                                                   ------------
                       Total Long Term Investments (Cost $1,369,694,454) .....................................    1,452,483,244
                                                                                                                   ------------
                 aShort Term Investments  0.1%
   1,000,000     Dade County Health Facilities Authority Revenue, Miami Children's Hospital Project, Daily VRDN and
                  Put, 3.50%, 09/01/20 (Cost $1,000,000)......................................................        1,000,000
                                                                                                                   ------------
                           Total Investments (Cost $1,370,694,454)  98.1% ....................................    1,453,483,244
                           Other Assets and Liabilities  1.9% ................................................       28,159,395
                                                                                                                   ------------
                           Net Assets   100.0% ...............................................................   $1,481,642,639
                                                                                                                   ============


                 At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,370,694,454 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ..............................................................     $ 85,772,404
                   Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ..............................................................       (2,983,614)
                                                                                                                   ------------
                   Net unrealized appreciation................................................................     $ 82,788,790
                                                                                                                   ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
ID       - Improvement District
IDA      - Industrial Development Authority/Agency

IDR      - Industrial Development Revenue
L.P.     - Limited Partnership
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
PCR      - Pollution Control Revenue
RDA      - Redevelopment Agency
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997



    Face                                                                                                               Value
   Amount       Franklin Georgia Tax-Free Income Fund                                                                (Note 1)
                 Long Term Investments  98.4%


$    500,000     Albany-Dougherty County Hospital Authority Revenue, Anticipation Certificates, Series B,
                  AMBAC Insured, Pre-Refunded, 7.50%, 09/01/10 ................................................       $ 560,805
      50,000     Albany-Dougherty Inner City Authority, Improvement Revenue, Municipal Auditorium Project,
                 Series 1988-B, 7.875%, 01/01/09 ..............................................................          52,352
      50,000     Athens Housing Authority, MFHR, Oakwood Forest Apartments Project, 8.125%, 12/01/05 ..........          50,380
   1,400,000     Atlanta Board of Education, COP, FGIC Insured, Pre-Refunded, 7.125%, 06/01/12 ................       1,544,900
                 Atlanta COP, Pretrial Detention Center, MBIA Insured, 6.25%,
   1,000,000       12/01/11 ...................................................................................       1,067,860
   3,800,000       12/01/17 ...................................................................................       3,977,270
   2,000,000     Atlanta Downtown Development Authority Revenue, Refunding, Underground Atlanta Project, 6.25%,
                 10/01/16 .....................................................................................       2,093,020
   6,000,000     Atlanta GO, Series A, 6.125%, 12/01/23 .......................................................       6,270,000
   1,480,000     Atlanta HDC, Mortgage Revenue, Refunding, Oakland City/West, Series A, FHA Insured, 6.375%,
                  03/01/23 ....................................................................................       1,509,156
   3,500,000     Atlanta Special Purpose Facilities Revenue, Delta Air Lines, Inc. Project, Series 1989-B, 7.90%,
                  12/01/18 ....................................................................................       3,780,980
   1,700,000     Atlanta Urban Residential Finance Authority, MFHR, Defoors Ferry Manor Project, 5.90%, 10/01/18      1,705,610
      70,000     Atlanta Urban Residential Finance Authority, SFMR, GNMA Secured, 8.25%, 10/01/21 .............          71,025
   1,000,000     Barnesville Water and Sewer Revenue, Refunding, 6.85%, 09/01/17 ..............................       1,056,830
     100,000     Bartow County Water and Sewage Revenue, Refunding, AMBAC Insured, Pre-Refunded, 8.00%,
                  09/01/15 ....................................................................................         107,990
                 Burke County Development Authority, PCR, Georgia Power Co., Refunding, Plant Vogtle, First Series,
   1,000,000       6.10%, 04/01/25 ............................................................................       1,016,910
  10,000,000       MBIA Insured, 6.60%, 07/01/24 ..............................................................      10,546,700
                 Chatham County Hospital Authority Revenue, Memorial Medical Center, Series A,
   1,700,000       MBIA Insured, Pre-Refunded, 7.00%, 01/01/21 ................................................       1,885,759
   1,000,000       Refunding & Improvement, AMBAC Insured, 5.70%, 01/01/19 ....................................       1,002,460
   4,710,000       Refunding & Improvement, AMBAC Insured, 5.50%, 01/01/21 ....................................       4,605,626
      90,000     Cherokee County Hospital Authority Revenue, Certificates, MBIA Insured, 8.00%, 12/01/13 ......          95,346
   1,595,000     Cherokee County Water and Sewage Revenue, Refunding, MBIA Insured, 6.90%, 08/01/18 ...........       1,737,067
      40,000     Clark County Hospital Authority Revenue, Certificates, Series A, MBIA Insured, 7.10%, 01/01/08          41,211
   1,400,000     Clayton County Development Authority, Special Facility Revenue, Refunding, Delta Air Lines, Inc.
                  Project, 7.625%, 01/01/20 ...................................................................       1,486,282
   2,400,000     Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical
                  Center, MBIA Insured, 7.00%, 08/01/13 .......................................................       2,644,200
     100,000     Cobb County, Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM, 7.75%,
                  02/01/07 ....................................................................................         113,158
   1,000,000     Cobb County Residential Care Facilities Authority Revenue, Refunding, 7.50%, 08/01/15 ........       1,050,160
   1,000,000     Colquitt County Hospital Authority Revenue, Certificates, Colquitt Regional Medical Center,
                  MBIA Insured, Pre-Refunded, 6.70%, 03/01/12 .................................................       1,115,720
   1,300,000     Columbia County Water and Sewer Revenue, Series A, AMBAC Insured, Pre-Refunded, 6.90%,
                  06/01/11 ....................................................................................       1,448,603
     100,000     Commerce, City of, Combined Public Utility Revenue, Refunding & Improvement, AMBAC Insured,
                  Pre-Refunded, 7.50%, 12/01/20 ...............................................................         110,504
   1,000,000     Conyers Water and Sewer Revenue, Series A, AMBAC Insured, 6.60%, 07/01/15 ....................       1,088,400
     750,000     Coweta County Association, County Commissioners of Georgia Leasing Program, MBIA Insured,
                  Pre-Refunded, 7.00%, 12/01/10 ...............................................................         811,725
     300,000     Dade County Water and Sewer Authority Revenue, Refunding, FGIC Insured, Pre-Refunded, 7.60%,
                  07/01/15 ....................................................................................         328,818
   2,000,000     Dalton Building Authority Revenue, Northwest Trade and Convention, Pre-Refunded, 7.10%, 07/01/11     2,243,400
     100,000     Dekalb County Hospital Authority Revenue, Anticipation Certificates, Dekalb Medical Center,
                  Pre-Refunded, 7.00%, 08/01/09 ...............................................................         108,387
     405,000     Dekalb County Housing Authority, SFMR, GNMA Secured, 7.70%, 02/01/24 .........................         432,451
$    600,000     Dekalb County Water and Sewer Revenue, Series 1990, Pre-Refunded, 7.00%, 10/01/10 ............       $ 664,452
   1,315,000     Dekalb Private Hospital Authority Revenue, Anticipation Certificates, Emory University Project, 7.00%,
                  04/01/21 ....................................................................................       1,412,086
   1,215,000     East Point Building Authority Revenue, Public Facilities and Equipment Project, AMBAC Insured,
                  Pre-Refunded, 6.70%, 02/01/11 ...............................................................       1,339,319
      95,000     Ellijay-Gilmer County Water and Sewer Authority Revenue, Pre-Refunded, 7.875%, 01/01/14 ......         100,139
   1,000,000     Fayetteville Water and Sewer Revenue, Refunding, AMBAC Insured, 5.75%, 11/01/17 ..............       1,014,340
     950,000     Fitzgerald Housing Authority Mortgage Revenue, Refunding, Bridge Creek, Series A, MBIA Insured,
                  6.50%, 07/01/24 .............................................................................         975,080
     100,000     Fulco Hospital Authority Revenue, Anticipation Certificates, Shepherd Spinal Center Project,
                  Series 1988-A, 7.75%, 10/01/08 ..............................................................         103,841
                 Fulton County Building Authority Revenue, 01/01/15,
     750,000       Human Resources and Government Facilities Program, 7.10%....................................         813,248
   1,000,000       Refunding, Judicial Center Facilities Project, 6.50%........................................       1,050,670
                 Fulton County School District,
   1,150,000       5.625%, 01/01/21 ...........................................................................       1,147,643
      60,000       Unlimited Tax, GO, Pre-Refunded, 7.625%, 05/01/17 ..........................................          62,179
     115,000     Fulton County Water and Sewer Revenue, Pre-Refunded, 8.25%, 01/01/14 .........................         121,567
   1,480,000     Fulton Dekalb Hospital Authority Revenue, Grady Memorial Hospital Project, Series A, AMBAC Insured,
                  Pre-Refunded, 7.25%, 01/01/20 ...............................................................       1,623,072
                 Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Refunding,
                  Northeast Georgia Health Care Project, MBIA Insured,
     210,000       5.75%, 10/01/17 ............................................................................         211,642
     750,000       6.00%, 10/01/25 ............................................................................         769,440
     455,000       Series B, 7.20%, 10/01/20 ..................................................................         481,263
                 Georgia Municipal Electric Authority, Special Obligation, Refunding,
     140,000       Second Crossover Series, 8.125%, 01/01/17 ..................................................         146,737
   1,000,000       Third Crossover Series, 6.60%, 01/01/18 ....................................................       1,117,960
                 Georgia Municipal Electric Power Authority Revenue, Pre-Refunded,
     800,000       Refunding, Series R, 7.40%, 01/01/25 .......................................................         862,160
     400,000       Series A, 7.40%, 01/01/25 ..................................................................         431,080
     100,000       Series S, 7.25%, 01/01/09 ..................................................................         107,509
   1,000,000     Georgia State HFA, MFR, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 01/01/27        1,008,350
                 Georgia State HFA Revenue, Homeownership Opportunity Program,
   2,895,000       Series A-1, 6.75%, 06/01/17 ................................................................       3,055,354
     645,000       Series C, 6.60%, 12/01/23 ..................................................................         674,689
   1,000,000     Georgia State HFA Revenue, MFMR, Club Candlewood Project, FSA Insured, 7.15%, 01/01/25 .......       1,049,470
                 Georgia State HFA Revenue, SFMR,
   1,995,000       Refunding, Series A, 6.60%, 12/01/23 .......................................................       2,047,409
   1,000,000       Series B, Sub-Series B-2, 6.15%, 12/01/28 ..................................................       1,013,650
                 Georgia State Residential Finance Authority, Homeownership Mortgage,
   1,160,000       Series B, FHA/VA, 7.00%, 12/01/12 ..........................................................       1,236,734
     265,000       Series B, Sub-Series B-1, Convertible Loans, 7.50%, 06/01/17 ...............................         281,987
     395,000       Series E, Sub-Series E-1, FHA Insured, 7.50%, 06/01/17 .....................................         419,502
       5,000     Georgia State Residential Finance Authority, SFM, FHA Insured, VA/GML, Series A-2, 8.40%,
                  12/01/18 ....................................................................................           5,153
   1,000,000     Georgia State Tollway Authority Revenue, Guaranteed, Georgia 400 Project, 6.80%, 07/01/10 ....       1,098,790
   3,300,000     Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%, 10/01/23 ..       3,420,648
   2,000,000     Houston County School District, Intergovernmental Contract Trust, MBIA Insured, 6.00%, 03/01/14      2,077,340
   1,000,000     La Grange Water and Sewerage Revenue, Pre-Refunded, 7.375%, 01/01/12 .........................       1,098,550
   1,000,000     Liberty County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured, 5.55%, 08/01/26    975,880
     850,000     Liberty County IDR, Refunding, Leconte Property, Inc. Project, 7.875%, 12/01/14 ..............         933,343

$  1,000,000     Macon-Bibb County Urban Development Authority Revenue, MFHR, Collateralized, Series A,
                  FNMA Secured, 7.50%, 01/01/24 ...............................................................     $ 1,057,080
                 Marietta Development Authority Revenue, Life College, Refunding, First Mortgage, Series A,
                  FSA Insured,
   2,600,000       5.75%, 09/01/14 ............................................................................       2,634,710
   1,100,000       5.80%, 09/01/19 ............................................................................       1,112,045
   1,000,000       5.95%, 09/01/19 ............................................................................       1,022,690
                 Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue,
   2,170,000       Refunding, Series A, Second Indenture, MBIA Insured, 5.625%, 07/01/20 ......................       2,165,595
   6,230,000       Series A, MBIA Insured, Pre-Refunded, 6.90%, 07/01/20 ......................................       7,179,950
     630,000       Series K, 7.25%, 07/01/10 ..................................................................         661,651
     250,000       Series L, Pre-Refunded, 7.20%, 07/01/10 ....................................................         271,530
   1,000,000       Series O, Pre-Refunded, 6.55%, 07/01/20 ....................................................       1,100,280
                 Monroe County Development Authority, PCR,
     250,000       Georgia Power Co., Scherer Project, 8.375%, 07/01/17 .......................................         257,640
   1,000,000       Georgia Power Co., Scherer Project, First Series, Senior Lien, 5.75%, 09/01/23 .............       1,003,430
   1,000,000       Refunding, Georgia Power Co., AMBAC Insured, 6.25%, 07/01/19 ...............................       1,036,840
   1,500,000       Refunding, Oglethorpe Power Co., Scherer Project, Series A, 6.80%, 01/01/12 ................       1,708,890
     500,000     Paulding County Water and Sewer Revenue, AMBAC Insured, 5.80%, 12/01/16 ......................         507,935
   1,000,000     Pike County School District, Refunding, AMBAC Insured, 5.70%, 02/01/16 .......................       1,037,620
     100,000     Polk County Water Authority, Water and Sewerage Revenue, Refunding, MBIA Insured, 7.00%,
                  12/01/15 ....................................................................................         106,690
      50,000     Private Colleges and Universities, Facilities Authority Revenue, Spellman College Project,
                  Pre-Refunded, 7.75%, 06/01/13 ...............................................................          53,381
     250,000     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, Pre-Refunded,
                  7.875%, 07/01/17 ............................................................................         268,428
                 Puerto Rico Commonwealth Highway Authority Revenue,
     230,000       Refunding, Series R, 7.15%, 07/01/00 .......................................................         248,152
     100,000       Series P, Pre-Refunded, 8.125%, 07/01/13 ...................................................         107,623
                 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
     175,000       7.90%, 07/01/07 ............................................................................         185,791
      50,000       7.50%, 07/01/09 ............................................................................          52,830
      80,000     Puerto Rico Commonwealth Public Improvement GO, Series A, Pre-Refunded, 7.75%, 07/01/13 ......          85,770
   1,500,000     Puerto Rico Commonwealth, Refunding, Series A, 6.00%, 07/01/14 ...............................       1,537,305
                 Puerto Rico Electric Power Authority Revenue,
     150,000       Refunding, Series M, Pre-Refunded, 8.00%, 07/01/08 .........................................         161,195
     180,000       Refunding, Series N, 7.125%, 07/01/14 ......................................................         194,184
   1,000,000       Refunding, Series U, 6.00%, 07/01/14 .......................................................       1,033,040
     165,000       Series O, 7.125%, 07/01/14 .................................................................         176,402
     235,000       Series O, Pre-Refunded, 7.125%, 07/01/14 ...................................................         254,601
   1,000,000       Series T, 6.00%, 07/01/16 ..................................................................       1,019,910
     200,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Baxter Travenol Labs.,
                  Series A, 8.00%, 09/01/12 ...................................................................         215,676
     110,000     Puerto Rico Municipal Finance Agency, Series A, 8.25%, 07/01/08 ..............................         117,699
                 Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Pre-Refunded,
      80,000       Series H, 7.875%, 07/01/16 .................................................................          82,751
     100,000       Series J, 7.00%, 07/01/19 ..................................................................         105,775
   1,000,000     Richmond County Board of Education, MBIA Insured, 5.95%, 11/01/26 ............................       1,003,440
   1,500,000     Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
                  Project, 5.80%, 12/01/20 ....................................................................       1,473,285
     200,000     Royston Downtown Development Authority Revenue, Cobb Memorial Hospital Project, Pre-Refunded,
                  8.20%, 07/01/08 .............................................................................         208,961

$  1,000,000     Savannah EDA, IDR, Refunding, Hershey Foods Corp. Project, 6.60%, 06/01/12 ...................     $ 1,075,320
   3,000,000     Savannah Hospital Authority Revenue, Refunding, St. Joseph's Hospital Project, 6.20%, 07/01/23       3,028,740
   4,600,000     Savannah Port Authority PCR, Refunding, Union Carbide Plastic Co., Inc., 7.55%, 08/01/04 .....       4,622,493
                 St. Mary's Housing Authority MFMR, FNMA Secured, 7.375%,
     700,000       Pine Apartments, Series C, 04/01/22 ........................................................         722,665
     500,000       Refunding, Cumberland Oaks Apartments, Series A, 09/01/22 ..................................         529,214
   2,330,000     Tift County School District, MBIA Insured, 6.125%, 02/01/15 ..................................       2,416,000
   1,500,000     Walker, Dade and Catoosa County Hospital Authority Revenue, Anticipation Certificates, Series A,
                  FGIC Insured, 7.00%, 10/01/10 ...............................................................       1,664,640
   2,000,000     Walton County Water and Sewer Authority Revenue, Refunding & Improvement, MBIA Insured, 6.00%,
                  02/01/21 ....................................................................................       2,069,460
   1,780,000     White County IDA Revenue, Refunding, Clark Schwebel Fiber Glass, 6.85%, 06/01/10 .............       1,900,398
                                                                                                                   ------------
                       Total Long Term Investments (Cost $134,446,197).........................................     142,193,046
                                                                                                                   ------------
                 aShort Term Investments  0.1%
     100,000     Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                  2.95%, 12/01/15 (Cost $100,000)..............................................................         100,000
                                                                                                                   ------------
                           Total Investments (Cost $134,546,197)  98.5% .......................................     142,293,046
                           Other Assets and Liabilities, Net  1.5% ............................................       2,094,305
                                                                                                                   ------------
                           Net Assets  100.0% .................................................................    $144,387,351
                                                                                                                   ============


                 At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $134,546,197 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ...............................................................     $ 7,776,554
                   Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ...............................................................         (29,705)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................     $ 7,746,849
                                                                                                                   ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
EDA      - Economic Development Authority
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance
GML      - Guaranteed Mortgage Loan
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFA      - Housing Finance Authority/Agency

IDA      - Industrial Development Authority/Agency
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
VA       - Veterans Administration

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997


    Face                                                                                                                Value
   Amount       Franklin Kentucky Tax-Free Income Fund                                                                (Note 1)
                 Long Term Investments  98.7%

$   700,000     Ashland PCR, Refunding, Ashland Oil, Inc. Project, 6.65%, 08/01/09 .............................      $ 746,242
  1,000,000     Ashland Solid Waste Revenue, Ashland Oil, Inc. Project, 7.20%, 10/01/20 ........................      1,067,110
    710,000     Boone County PCR, Refunding, Collateralized, Series A, Dayton Power and Light Co., 6.50%, 11/15/22      756,732
    200,000     Campbell County Water Revenue, District No. 1, 6.60%, 12/01/11 .................................        215,168
    325,000     Carroll County PCR, Collateralized, Kentucky Utilities Co. Project, Series B, 6.25%, 02/01/18 ..        338,637
  1,000,000     Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 07/01/17 .....      1,009,720
                Danville Multi-City Lease Revenue,
  1,500,000        Campbellsville, Series B, MBIA Insured, 6.15%, 07/01/12 .....................................      1,591,560
    125,000        Housing Authority, Jefferson County, 6.50%, 02/01/12 ........................................        130,746
    100,000        Shelbyville, Series H, MBIA Insured, 6.70%, 07/01/11 ........................................        109,880
                Daviess County Hospital Revenue, Odch, Inc., Series A, MBIA Insured, 6.25%,
    100,000        08/01/12 ....................................................................................        105,375
    210,000        08/01/22 ....................................................................................        219,721
    545,000     Daviess County Public Improvement Corp. Revenue, Refunding, First Mortgage, Court Facilities Project,
                 Series A, 5.70%, 10/01/14 .....................................................................        551,137
    100,000     Eastern University Revenues, Consolidated Educational Building, Series Q, AMBAC Insured, 6.40%,
                 05/01/08 ......................................................................................        107,072
    200,000     Edgewood Public Properties Corp. Revenue, First Mortgage, Public Facilities Project, 6.70%, 12/01/21    211,610
    500,000     Fulton County Industrial Building Revenue, H.I.S., Inc. Project, 7.50%, 02/01/10 ...............        512,360
    400,000     Guam Airport Authority Revenue, Series A, Refunding, 6.50%, 10/01/23 ...........................        412,684
    225,000     Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 ........................................        228,636
  1,000,000     Hancock County Solid Waste Disposal Revenue, Willamette Industries, Inc. Project, 6.60%, 05/01/26     1,044,040
    125,000     Hopkins County Hospital Revenue, Trover Clinic Foundation, Inc., MBIA Insured, 6.625% 11/15/11 .        136,365
  1,000,000     Jefferson County Capital Projects Corp., Lease Revenue, Series A, AMBAC Insured, 5.60%, 04/01/14      1,010,640
                Jefferson County Health Facilities Revenue, Jewish Hospital Health Care Services, Inc., AMBAC Insured,
    750,000        6.50%, 05/01/15 .............................................................................        807,518
    720,000        6.55%, 05/01/22 .............................................................................        776,830
  2,000,000        Refunding, 5.75%, 01/01/26 ..................................................................      2,004,900
    100,000     Jefferson County Hospital Revenue, Alliant Health System Project, Series C, MBIA Insured, 6.20%,
                 10/01/04 ......................................................................................        108,921
  1,995,000     Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 ............      2,040,187
                Jefferson County PCR,
    450,000        DuPont, Series A, 6.30%, 07/01/12 ...........................................................        489,159
  1,000,000        Louisville Gas and Electric Co. Project, Series B, 5.625%, 08/15/19 .........................      1,002,290
    100,000        Refunding, Louisville Gas and Electric Co. Project, Series A, 7.45%, 06/15/15 ...............        108,981
    250,000     Jefferson County School District Finance Corp., School Building Revenue, MBIA Insured, Refunding,
                 Series B, 6.20%, 01/01/07 .....................................................................        269,395
                Kenton County Airport Board Revenue,
  1,230,000        Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 03/01/13 .      1,256,113
    445,000        Special Facilities, Delta Airlines Project, Series A, 7.50%, 02/01/20 .......................        480,613
    150,000        Special Facilities, Delta Airlines Project, Series A, 7.125%, 02/01/21 ......................        159,642
    445,000        Special Facilities, Delta Airlines Project, Series B, 7.25%, 02/01/22 .......................        478,500
                Kenton County Water District No. 001, Waterworks Revenue,
    155,000        Refunding, FGIC Insured, 6.375%, 02/01/17 ...................................................        165,146
    500,000        Series A, MBIA Insured, 5.80%, 02/01/15 .....................................................        511,255
    500,000        Series B, FGIC Insured, 5.70%, 02/01/20 .....................................................        503,880
    750,000     Kentucky Development Finance Authority, Hospital Revenue, Refunding & Improvement, St. Elizabeth
                 Medical Center, Series A, FGIC Insured, 6.00%, 11/01/10 .......................................        768,240
                Kentucky Economic Development Financing Authority, Hospital Facilities Revenue,
    650,000        Refunding, Baptist Healthcare System, MBIA Insured, 5.00%, 08/15/24 .........................        585,559
  1,500,000        bRefunding, Pikeville United Methodist Hospital Project, Connie Lee Insured, 5.70%, 02/01/28       1,484,835
    625,000        St. Elizabeth Medical Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 ...............        644,925

$   500,000     Kentucky Economic Development Financing Authority, Medical Center Revenue, Refunding &
                 Improvement, Ashland Hospital Corp., Series A, FSA Insured, 6.125%, 02/01/12 ..................      $ 524,355
                Kentucky HFC, Housing Revenue,
  1,500,000        Refunding, Series A, 6.375%, 07/01/28 .......................................................      1,539,375
  1,445,000        Series C, FHA Insured, 6.40%, 01/01/17 ......................................................      1,503,436
     40,000        SFMR, Series A, 6.60%, 07/01/11 .............................................................         41,713
    150,000        SFMR, Series B, 6.60%, 07/01/11 .............................................................        156,425
    120,000        SFMR, Series D, FHA/VA, 7.45%, 01/01/23 .....................................................        124,123
                Kentucky Infrastructure Authority Revenue, Revolving Fund Program,
    100,000        Series E, 6.50%, 06/01/11 ...................................................................        105,048
    100,000        Series G, 6.30%, 06/01/12 ...................................................................        106,060
    500,000        Series J, 6.375%, 06/01/14 ..................................................................        535,060
    300,000        Wastewater Revolving Fund Program, Series D, 5.75%, 06/01/15 ................................        300,429
                Kentucky State Development Finance Authority Revenue,
    100,000        Refunding, Sisters of Charity of Nazareth Health Corp., 6.75%, 11/01/12 .....................        107,471
    110,000        St. Claire Medical Center Project, Pre-Refunded, 7.125%, 09/01/21 ...........................        123,659
                Kentucky State Property and Buildings Commission Revenue, 6.00%,
     45,000        Project No. 50, Pre-Refunded, 02/01/10 ......................................................         47,556
    700,000        Project No. 56, 09/01/14 ....................................................................        722,988
     15,000     Kentucky State Turnpike Authority, EDR, Revitalization Road Project, Pre-Refunded, 7.25%, 05/15/10       16,503
                Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project,
                 MBIA Insured,
    500,000        6.625%, 11/01/13 ............................................................................        541,315
    750,000        6.75%, 11/01/24 .............................................................................        818,745
    400,000     Louisville and Jefferson County Metropolitan Sewer District Revenue, Refunding, Series A, MBIA Insured,
                 5.50%, 05/15/21 ...............................................................................        393,656
                Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drain System Revenue, Series A,
    500,000        FGIC Insured, 5.20%, 05/15/26 ...............................................................        472,045
    500,000        bMBIA Insured, 5.50%, 05/15/21 ..............................................................        488,835
    500,000        Refunding, AMBAC Insured, 6.75%, 05/15/25 ...................................................        555,990
    500,000     McCracken County Hospital Revenue, Refunding, Mercy Health System, Series A, MBIA Insured, 6.40%,
                 11/01/07 ......................................................................................        550,880
    625,000     Mount Sterling Lease Revenue, Kentucky League Cities Funding, Series A, 6.10%, 03/01/08 ........        649,794
  1,050,000     Pendleton Multi-County Association Trust, Lease Revenue, Series A, 6.50%, 03/01/19 .............      1,096,452
                Puerto Rico Commonwealth, GO,
    430,000        6.45%, 07/01/17 .............................................................................        462,684
  1,000,000        FSA Insured, 5.40%, 07/01/25 ................................................................        978,620
    100,000     Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Refunding, Series V,
                 6.625%, 07/01/12 ..............................................................................        107,925
  1,000,000     Puerto Rico Electric Power Authority Revenue, Refunding, Series U, 6.00%, 07/01/14 .............      1,033,040
  1,480,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA, Special Facilities, American Airlines,
                 Series A, 6.45%, 12/01/25 .....................................................................      1,554,710
                Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
  1,000,000        Refunding, Series M, 5.75%, 07/01/15 ........................................................        992,080
     50,000        Series L, Pre-Refunded, 6.875%, 07/01/21 ....................................................         56,533
    350,000     Russell Health System Revenue, Franciscan Health Center, Series B, 8.10%, 07/01/15 .............        400,733
    100,000     Somerset Water Project Revenue, MBIA Insured, 6.40%, 12/01/06 ..................................        102,442
                University of Kentucky Revenues, Community College Educational Buildings,
    350,000        Refunding, Series J, 5.10%, 05/01/10 ........................................................        347,987
    100,000        Series I, 6.40%, 05/01/08 ...................................................................        107,331

$   145,000     University of Kentucky Revenues, Consolidated Educational Buildings, Series M, 6.40%, 05/01/10 .      $ 155,066
    750,000     University of Louisville Revenues, Refunding, Consolidated Educational Buildings, Series I, 5.40%,
                 05/01/16 ......................................................................................        741,997
                                                                                                                   ------------
                      Total Long Term Investments (Cost $41,845,271)............................................     43,715,385
                                                                                                                   ------------
                aShort Term Investments  0.9%
    400,000     Kentucky Development Finance Authority Revenue, Pooled Loan Program, Series A, FGIC Insured,
                 Weekly VRDN and Put, 3.30%, 12/01/15 (Cost $400,000) ..........................................        400,000
                                                                                                                   ------------
                          Total Investments (Cost $42,245,271)  99.6% ..........................................     44,115,385
                          Other Assets and Liabilities, Net  0.4% ..............................................        173,279
                                                                                                                   ------------
                          Net Assets  100.0% ...................................................................    $44,288,664
                                                                                                                   ============


                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $42,245,271 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost .................................................................    $ 1,893,938
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value .................................................................        (23,824)
                                                                                                                   ------------
                  Net unrealized appreciation ..................................................................    $ 1,870,114
                                                                                                                   ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GO       - General Obligation
HFC      - Housing Finance Authority/Agency
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue
VA       - Veterans Administration



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate). bSee Note 1(g) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997



    Face                                                                                                               Value
   Amount       Franklin Louisiana Tax-Free Income Fund                                                              (Note 1)

                Long Term Investments  98.5%
                Bonds  96.8%
                Ascension Parish Sales and Use Tax, Gravity Drainage District No. 1, Pre-Refunded, 7.25%,
$   300,000       12/01/06.....................................................................................       $ 327,021
    300,000       12/01/07 ....................................................................................         327,021
    200,000       12/01/08 ....................................................................................         218,014
    500,000     Bastrop, Inc., IDB, PCR, Refunding, International Paper Co. Project, 6.90%, 03/01/07 ..........         540,995
    150,000     Baton Rouge Public Improvement, Sales and Use Tax Revenue, AMBAC Insured, 7.00%, 08/01/08 .....         160,968
    200,000     Caddo Parish School District GO, Refunding, MBIA Insured, Pre-Refunded, 7.20%, 03/01/05 .......         200,000
    400,000     Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Memorial Hospital Project,
                 MBIA Insured, Pre-Refunded, 7.50%, 12/01/18 ..................................................         411,240
     50,000     Calcasieu Parish Public School ID No. 30, GO, Ward 4, Unlimited Tax, Pre-Refunded, 8.00%, 08/01/04       52,363
                Calcasieu Parish Public Trust Authority, Mortgage Revenue, Refunding,
  1,075,000       Series A, 7.75%, 06/01/12 ...................................................................       1,141,897
  1,020,000       Series B, 6.875%, 11/01/12 ..................................................................       1,064,360
  1,380,000     Denham Springs-Livingston Housing and Mortgage Finance Authority, SFMR, ETM, 7.20%, 08/01/10 ..       1,593,210
  1,500,000     DeSoto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A, 7.70%,
                 11/01/18 .....................................................................................       1,709,400
                DeSoto Parish GO, 8.00%,
    150,000       School District No. 1, Pre-Refunded, 01/01/09 ...............................................         159,885
     50,000       School District No. 2, 08/01/06 .............................................................          53,664
                East Baton Rouge Mortgage Finance Authority,
    840,000       MBS, Series A, 7.875%, 08/01/23 .............................................................         885,049
  1,245,000       SF Purchase, Series F, GNMA Secured, 7.875%, 12/01/21 .......................................       1,325,078
  1,000,000       SFM, Refunding, Series A, 6.10%, 10/01/29 ...................................................       1,005,710
    425,000     East Baton Rouge Parish Public Improvement, Sales and Use Tax, MBIA Insured, Pre-Refunded,
                 7.25%, 02/01/13 ..............................................................................         455,583
    750,000     East Baton Rouge Parish Sales and Use Tax, FGIC Insured, 5.90%, 02/01/18 ......................         766,388
     50,000     Franklin Public Improvement GO, Sales and Use Tax Revenue, Refunding, Pre-Refunded, 8.40%,
                 12/01/03 .....................................................................................          52,647
                Iberville Parish Consolidated School District No. 005, Pre-Refunded,
    125,000       8.125%, 10/01/08 ............................................................................         135,225
    245,000       GO, Unlimited Tax, 8.00%, 10/01/04 ..........................................................         264,578
    110,000     Jefferson Parish Home Mortgage Authority, SFMR, GNMA Secured, Series A, 8.30%, 04/01/20 .......         115,176
                Jefferson Parish Road District No. 1, GO, FGIC Insured, Pre-Refunded, 7.40%,
    100,000       03/01/06 ....................................................................................         103,461
     50,000       03/01/08 ....................................................................................          51,731
    500,000     Jefferson Parish School Board, Sales and Use Tax Revenue, Series A, ETM, 7.35%, 02/01/03 ......         514,420
    400,000     Lafayette Parish Consolidated School District No. 1, FGIC Insured, Pre-Refunded, 7.70%, 03/01/07        430,524
     25,000     Lafayette Public Improvement, Sales Tax Revenue, Refunding, FGIC Insured, Pre-Refunded, 8.00%,
                 03/01/08 .....................................................................................          26,479
                Lafayette Public Trust Financing Authority, SFMR, Series A,
     30,000       ETM, 7.20%, 04/01/11 ........................................................................          34,001
    370,003       Refunding, 8.50%, 11/15/12 ..................................................................         390,643
     95,000     Lafourche Parish Home Mortgage Authority, SFMR, ETM, 7.40%, 07/01/10 ..........................         108,483
  3,000,000     Lake Charles Harbor and Terminal District, Port Facilities Revenue, Refunding, Occidental Petroleum
                 Corp., 7.20%, 12/01/20 .......................................................................       3,276,150
    750,000     Lake Charles Nonprofit HDC, Section 8, Assisted Mortgage Revenue, Refunding, Chateau Project,
                 Series 1990-A, FSA Insured, 7.875%, 02/15/25 .................................................         788,558
  1,750,000     Leesville, IDBR, Refunding, Wal-Mart Stores, Inc. Project, 7.10%, 03/01/11 ....................       1,856,750
    500,000     Louisiana Gas Fuel Tax Revenue, 7.25%, 11/15/04 ...............................................         538,970
                Louisiana Mortgage, HFA Revenue,
  2,795,000       MF, Refunding, Series A, FHA Insured, 7.00%, 07/01/22 .......................................       2,880,275
    750,000       MF, Westview Project, FHA Insured, 7.80%, 04/01/30 ..........................................         786,180
                Bonds (cont.)
                Louisiana Mortgage, HFA Revenue, (cont.)
$    20,000       SF, GNMA Secured, 9.125%, 11/01/18 ..........................................................        $ 20,738
    620,000       SF, GNMA Secured, 8.30%, 11/01/20 ...........................................................         641,595
  1,600,000     Louisiana Office Capital Facility Corp., Non-Profit Corp., 7.75%, 12/01/10 ....................       1,768,272
                Louisiana Public Facilities Authority, Hospital Revenue, Refunding,
     75,000       Touro Infirmary Project, Series A, MBIA Insured, Pre-Refunded, 8.00%, 06/01/09 ..............          80,154
  3,000,000       Women's Hospital Foundation Project, 7.25%, 10/01/22 ........................................       3,212,460
     65,000       Women's Hospital Foundation Project, FGIC Insured, Pre-Refunded, 8.125%, 10/01/14 ...........          70,317
  1,230,000     Louisiana Public Facilities Authority, Lease Revenue, Orleans Parish School Board Project, FSA Insured,
                 5.65%, 06/15/11 ..............................................................................       1,234,280
                Louisiana Public Facilities Authority Revenue,
    930,000       Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 05/15/22 ...........         980,034
  1,000,000       Centenary College Project, 5.90%, 02/01/17 ..................................................         978,070
     62,483       MFHR, Pontchartrain Apartments, Series A, GNMA Secured, 8.375%, 07/20/23 ....................          65,934
  1,200,000       Mortgage Purchase, HFA, 6.05%, 01/01/26 .....................................................       1,201,560
    200,000       Refunding, Jefferson Parish Eastbank Office, FGIC Insured, 7.70%, 08/01/10 ..................         216,166
  1,000,000       Refunding, Loyola University Project, MBIA Insured, 5.625%, 10/01/16 ........................       1,004,870
  1,900,000       Refunding, MF Housing, Series A, One Lakeshore, GNMA Secured, 6.40%, 07/20/20 ...............       1,933,288
  1,923,966       SFM Purchase, Series C, 8.45%, 12/01/12 .....................................................       2,051,622
  1,500,000       Student Loan, Series A, Sub-Series 3, 7.00%, 09/01/06 .......................................       1,575,585
  5,500,000       Tulane University, AMBAC Insured, 6.05%, 10/01/25 ...........................................       5,651,800
     50,000       Tulane University, Series B, Pre-Refunded, 8.00%, 08/15/15 ..................................          51,955
     30,000     Louisiana Public Facilities Authority, SFM Purchase, Series C, GNMA Secured, 8.80%, 04/01/13 ..          31,442
                Louisiana Stadium and Exposition District, Hotel Occupancy Tax and Stadium Revenue, FGIC Insured,
  5,000,000       Series A, 6.00%, 07/01/16 ...................................................................       5,191,050
  1,500,000       Series B, 5.25%, 07/01/20 ...................................................................       1,418,910
                Louisiana State Offshore Terminal Authority, Deepwater Port Revenue, Loop, Inc. Project, First Stage,
                Refunding,
  1,000,000       Series B, 7.20%, 09/01/08 ...................................................................       1,102,640
  1,000,000       Series E, 7.60%, 09/01/10 ...................................................................       1,098,450
  2,500,000     Louisiana State University, Agricultural and Mechanical College, University Revenues, Auxiliary,
                 MBIA Insured, 5.50%, 07/01/26 ................................................................       2,422,000
  1,050,000     Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 ...................................       1,136,352
     50,000     Morgan City GO, Sales and Use Tax Revenue, Refunding, Pre-Refunded, 8.40%, 12/01/03 ...........          52,666
                Natchitoches Parish GO, Consolidated School, District No. 7, Pre-Refunded,
    125,000       8.30%, 03/01/10 .............................................................................         135,831
    230,000       Series B, 7.50%, 03/01/09 ...................................................................         249,764
    235,000       Series B, 7.50%, 03/01/10 ...................................................................         255,194
     65,000     New Orleans Audubon Park Commission, Aquarium Project, MBIA Insured, Pre-Refunded, 7.90%,
                 10/01/08 .....................................................................................          67,840
  2,000,000     New Orleans GO, Refunding, AMBAC Insured, 6.00%, 09/01/21 .....................................       2,034,500
    560,000     New Orleans Home Mortgage Authority, SFMR, Series A, Pre-Refunded, 7.50%, 10/01/18 ............         588,034
     50,000     New Orleans International Airport Revenue, Series A, FGIC Insured, Pre-Refunded, 8.875%, 08/01/17        52,023
  1,000,000     New Orleans Public Improvement GO, FGIC Insured, 5.90%, 11/01/25 ..............................       1,019,580
  1,000,000     New Roads Electric System Revenue, 7.00%, 07/01/17 ............................................       1,059,650
    970,000     Orleans Levee District, GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 ...................         993,784
                Orleans Parish Law Enforcement District, GO, AMBAC Insured, 7.10%,
    185,000       05/01/05 ....................................................................................         197,082
    750,000       05/01/10 ....................................................................................         799,208
                Ouachita Parish Hospital Service Revenue, District No. 1, Glenwood Regional Medical Center,
  1,000,000       Pre-Refunded, 7.50%, 07/01/21 ...............................................................       1,133,050
  2,500,000       Refunding, FSA Insured, 5.75%, 05/15/21 .....................................................       2,496,500
                Bonds (cont.)
$    75,000     Plaquemines Parish GO, Unlimited Tax, Pre-Refunded, 8.40%, 08/01/06 ...........................        $ 79,568
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, Pre-Refunded,
    500,000       7.90%, 07/01/07 .............................................................................         537,015
  1,000,000       7.875%, 07/01/17 ............................................................................       1,073,710
    500,000     Puerto Rico Commonwealth GO, Series 1990, Pre-Refunded, 7.70%, 07/01/20 .......................         563,235
  1,000,000     Puerto Rico Commonwealth Highway Authority Revenue, Series Q, Pre-Refunded,
                 8.00%, 07/01/18 ..............................................................................       1,134,010
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
    525,000       7.90%, 07/01/07 .............................................................................         557,372
    100,000       7.75%, 07/01/08 .............................................................................         105,976
                Puerto Rico Electric Power Authority Revenue, Pre-Refunded,
    100,000       Refunding, Series M, 8.00%, 07/01/08 ........................................................         107,463
    560,000       Refunding, Series N, 7.125%, 07/01/14 .......................................................         597,419
  1,000,000       Series P, 7.00%, 07/01/21 ...................................................................       1,124,130
                Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
    260,000       Series B, 7.65%, 10/15/22 ...................................................................         273,853
    650,000       Series C, 6.85%, 10/15/23 ...................................................................         683,709
    150,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Baxter Travenol Labs.,
                 Series A, 8.00%, 09/01/12 ....................................................................         161,757
                Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Pre-Refunded,
    100,000       Series H, 7.875%, 07/01/16 ..................................................................         103,439
  1,000,000       Series J, 7.25%, 07/01/17 ...................................................................       1,060,950
     75,000     Rapides Parish GO, Consolidated School District No. 52, Pineville, 8.40%, 03/01/03 ............          79,406
  1,370,000     Rapides Parish Housing and Mortgage Finance Authority, SFM, ETM, 7.25%, 08/01/10 ..............       1,510,096
    150,000     Shreveport GO, Series A, Pre-Refunded, 7.50%, 01/01/09 ........................................         158,718
  3,500,000     Shreveport Water and Sewer Revenue, Refunding, Series A, FGIC Insured, 5.95%, 12/01/14 ........       3,597,230
  1,000,000     St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ........       1,002,410
                St. Bernard Parish Home Mortgage Authority Revenue, SFMR, Series A,
    435,000       FGIC Insured, ETM, 7.50%, 09/01/10 ..........................................................         510,703
    871,427       Refunding, 8.00%, 03/25/12 ..................................................................         913,578
  2,500,000     St. Charles Parish PCR, Louisiana Power and Light Co. Project, 7.50%, 06/01/21 ................       2,673,225
                St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
  1,500,000       7.05%, 04/01/22 .............................................................................       1,575,960
    750,000       Series A, 7.00%, 12/01/22 ...................................................................         793,890
                St. John's Baptist Parish Sales Tax District, 7.30%,
    430,000       12/01/08 ....................................................................................         464,856
    275,000       12/01/09 ....................................................................................         295,966
     50,000     St. Mary's Parish Public Improvement, Sales and Use Tax Revenue, Refunding, Pre-Refunded, 8.40%,
                 12/01/03 .....................................................................................          52,666
    380,387     St. Mary's Public Trust Financing Authority, SFMR, Refunding, Series A, 7.625%, 03/25/12 ......         410,395
    125,000     St. Tammany's Parish Hospital Service Revenue, District No. 2, Pre-Refunded, 8.00%, 10/01/08 ..         134,988
                St. Tammany's Public Trust Financing Authority, SFMR, Series A, ETM, 7.20%,
    165,000       07/01/10 ....................................................................................         188,196
     50,000       07/01/11 ....................................................................................          56,313
  5,500,000     Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured, 6.25%,
                 02/01/24 .....................................................................................       5,720,274
    125,000     Terrebonne Parish Hospital Service Revenue, District No. 1, Refunding, Terrebonne General Medical
                 Center Project, MBIA Insured, 7.50%, 04/01/15 ................................................         131,137
    205,000     Ville Platte Utilities Revenue, Refunding, Pre-Refunded, 7.80%, 05/01/02 ......................         221,914

                Bonds (cont.)
                West Feliciana Parish PCR, Gulf States Utilities Co. Project,
$ 6,500,000       7.70%, 12/01/14 .............................................................................     $ 7,158,904
  5,000,000       Refunding, 8.00%, 12/01/24 ..................................................................       5,368,900
                                                                                                                   ------------
                      Total Bonds (Cost $105,555,465)..........................................................     112,209,678
                                                                                                                   ------------
                Zero Coupon Bonds  1.7%
  5,000,000     Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured, (original accretion rate
                 7.05%), 12/01/11 (Cost $1,786,976)............................................................       2,023,050
                                                                                                                   ------------
                          Total Investments (Cost $107,342,441)  98.5% ........................................     114,232,728
                          Other Assets and Liabilities  1.5% ..................................................       1,752,546
                                                                                                                   ------------
                          Net Assets  100.0% ..................................................................    $115,985,274
                                                                                                                   ============


                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $107,342,441 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ................................................................     $ 6,890,287
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ................................................................              --
                                                                                                                   ------------
                  Net unrealized appreciation .................................................................     $ 6,890,287
                                                                                                                   ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFA      - Housing Finance Authority/Agency
HFC      - Housing Finance Corp.
ID       - Improvement District
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MBS      - Mortgage-Backed Securities
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SF       - Single Family
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997


    Face                                                                                                               Value
   Amount       Franklin Maryland Tax-Free Income Fund                                                               (Note 1)
                 Long Term Investments  97.0%
$    200,000     Anne Arundel County GO, Second Issue, 7.75%, 03/15/08 ........................................       $ 216,112
   1,650,000     Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 01/01/26 .....       1,674,635
   9,500,000     Anne Arundel County PCR, Refunding, Baltimore Gas and Electric Co. Project, 6.00%, 04/01/24 ..       9,726,195
   4,250,000     Baltimore Convention Center Revenue, FGIC Insured, 6.15%, 09/01/19 ...........................       4,409,758
     545,000     Baltimore COP, Refunding, Series C, MBIA Insured, 7.25%, 04/01/16 ............................         589,183
      90,000     Baltimore County Authority Revenue, Series 1989, 7.20%, 07/01/19 .............................          95,682
                 Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A,
                  MBIA Insured,
   1,000,000       7.00%, 07/01/16 ............................................................................       1,061,690
   3,000,000       7.125%, 01/01/27 ...........................................................................       3,211,410
                 Baltimore Economic Development Lease Revenue, Refunding, Armistead Partnership, Series A,
   1,435,000       6.75%, 08/01/02 ............................................................................       1,542,037
   3,225,000       7.00%, 08/01/11 ............................................................................       3,515,734
   1,000,000     Baltimore GO, Series B, 7.15%, 10/15/08 ......................................................       1,179,810
   1,850,000     Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 ........       2,005,622
                 Baltimore Revenue, Refunding, Series A, FGIC Insured,
   5,000,000       Waste Water Project, 5.80%, 07/01/15 .......................................................       5,133,200
   2,000,000       Water Project, 5.50%, 07/01/26 .............................................................       1,968,340
     250,000     Bel Air COP, Parking Facilities, FSA Insured, Pre-Refunded, 7.80%, 06/01/10 ..................         271,555
     350,000     Frederick County College Revenue, Hood College Project, 7.20%, 07/01/09 ......................         374,532
     500,000     Frederick County EDR, Refunding, Manekin Frederick Project, Series A, 7.50%, 12/01/14 ........         546,370
                 Gaithersburg Hospital Facilities Revenue, Shady Grove, 09/01/21,
  10,000,000       Improvement Revenue, Series A, Pre-Refunded, 8.25%..........................................      11,672,600
   8,000,000       Refunding & Improvement, FSA Insured, 6.00%.................................................       8,219,200
   3,000,000     Harford County Mortgage Revenue, Refunding, Greenbrier V Apartments Project, FHA Insured, 6.50%,
                  11/01/26 ....................................................................................       3,138,060
   1,250,000     Howard County EDR, Refunding, 7.75%, 06/01/12 ................................................       1,322,413
     215,000     Howard County Metropolitan District, Series A, Pre-Refunded, 7.40%, 02/15/18 .................         229,966
   2,000,000     Howard County Mortgage Revenue, Refunding, Normandy Woods III Apartments Project, Series A,
                  6.10%, 07/01/25 .............................................................................       2,020,960
     300,000     Kent County College Revenue, Refunding, Washington College Project, 7.70%, 07/01/18 ..........         320,544
   1,900,000     Maryland Environmental Services, COP, Water and Waste Facilities, Series A, 6.70%, 06/01/11 ..       2,037,541
     650,000     Maryland Local Government Insurance Trust Capitalization Program, Series A, 7.125%, 08/01/09 .         710,990
                 Maryland State CDA, Department of Economic and Community Development,
     350,000       SF Program, First Series, 7.00%, 04/01/14 ..................................................         360,255
   1,000,000       SFHR Program, Fourth Series, 7.30%, 04/01/17 ...............................................       1,051,800
                 Maryland State CDA, Department of Housing and Community Development,
     130,000       Infrastructure Financing, Series A, AMBAC Insured, 7.25%, 06/01/09 .........................         138,748
     990,000       MFHR Mortgage, Series A, 7.80%, 05/15/32 ...................................................       1,063,646
   1,800,000       MFHR Mortgage, Series A, 6.85%, 05/15/33 ...................................................       1,870,020
   1,000,000       MFHR Mortgage, Series D, 7.70%, 05/15/20 ...................................................       1,064,650
     675,000       MFHR Mortgage, Series E, 7.10%, 05/15/28 ...................................................         706,826
     140,000       SF Program, 1st Series, 7.40%, 04/01/17 ....................................................         145,510
     680,000       SF Program, 2nd Series, 7.60%, 04/01/23 ....................................................         716,564
     260,000       SF Program, 2nd Series, 7.85%, 04/01/29 ....................................................         273,811
     300,000       SF Program, 3rd Series, 7.375%, 04/01/26 ...................................................         309,129
   1,435,000       SF Program, 3rd Series, 7.25%, 04/01/27 ....................................................       1,498,398
     995,000       SF Program, 4th Series, 7.375%, 04/01/10 ...................................................       1,045,675
     940,000       SF Program, 4th Series, 7.45%, 04/01/32 ....................................................         981,275
   1,955,000       SF Program, 5th Series, 6.85%, 04/01/11 ....................................................       2,061,548
                 Maryland State Community Development Administration, MFHR, Series A,
     200,000       Department of Economics and Community Development, 7.375%, 05/15/26 ........................         203,946
      30,000       Department of Housing and Community Development, 7.50%, 05/15/31 ...........................          32,056
$  1,000,000     Maryland State EDC Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 01/01/10 ........     $ 1,099,340
   3,000,000     Maryland State Energy Financing Adminstration, Solid Waste Disposal Revenue, Limited Obligation,
                  Wheelabrator Water Projects, 6.45%, 12/01/16 ................................................       3,130,230
                 Maryland State Health and Higher Educational Facilities Authority Revenue,
   1,000,000       Doctors Community Hospital, Pre-Refunded, 8.75%, 07/01/12 ..................................       1,153,660
     250,000       Doctors Community Hospital, Pre-Refunded, 8.75%, 07/01/22 ..................................         288,415
     150,000       Franklin Square Hospital, MBIA Insured, 7.50%, 07/01/19 ....................................         162,960
     100,000       Hartford Memorial Hospital and Fallston General Hospital, 8.50%, 07/01/14 ..................         103,070
   9,750,000       Johns Hopkins Medical Institutions, Parking Facilities, AMBAC Insured, 5.50%, 07/01/26 .....       9,581,910
   1,700,000       Kernan Hospital, Connie Lee Insured, 6.10%, 07/01/24 .......................................       1,748,484
     100,000       North Arundel Hospital, MBIA Insured, Pre-Refunded, 7.875%, 07/01/21 .......................         107,236
   3,000,000       Refunding, Doctors Community Hospital, 5.75%, 07/01/13 .....................................       2,898,120
     150,000       Refunding, Johns Hopkins Hospital, 7.375%, 07/01/09 ........................................         159,431
     100,000       Refunding, Johns Hopkins University, 7.375%, 07/01/08 ......................................         105,793
   2,460,000       Refunding, Junior Lien, Francis Scott Key Facility, 5.625%, 07/01/25 .......................       2,444,256
   1,350,000     Maryland State IDA Financing, EDR, FSA Insured, 7.10%, 07/01/18 ..............................       1,472,931
   6,000,000     Maryland State IDA Revenue Financing, American Center Physics Headquarters, 6.625%, 01/01/17 .       6,238,320
   4,655,000     Maryland State Stadium Authority, Lease Revenue, Convention Center Expansion, AMBAC Insured,
                  5.875%, 12/15/14 ............................................................................       4,817,227
                 Maryland State Stadium Authority, Sports Facilities Lease Revenue,
   5,000,000       AMBAC Insured, 5.75%, 03/01/22 .............................................................       5,030,100
     500,000       Series D, 7.60%, 12/15/19 ..................................................................         542,395
   5,400,000     Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992, 5.75%, 07/01/13  5,424,030
   1,000,000     Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A, 6.55%,
                  09/01/14 ....................................................................................       1,074,750
   2,500,000     Montgomery County Housing Opportunities Commission, MFHR, Series B, 6.00%, 07/01/37 ..........       2,505,850
                 Montgomery County Housing Opportunities Commission, MFMR, Series A,
   1,580,000       7.25%, 07/01/11 ............................................................................       1,675,400
   2,410,000       7.00%, 07/01/23 ............................................................................       2,514,594
                 Montgomery County Housing Opportunities Commission, SFMR, Series A, 07/01/17,
   2,015,000       6.80% ......................................................................................       2,086,774
     460,000       7.50% ......................................................................................         486,151
     175,000       7.625% .....................................................................................         180,623
   1,000,000     Montgomery County Revenue Authority, Golf Course System, Series A, 6.125%, 10/01/22 ..........       1,001,990
                 Northeast Solid Waste Disposal Authority  Revenue, Montgomery County Resources Recreation Project,
                  Series A,
   3,100,000       6.20%, 07/01/10 ............................................................................       3,188,846
   6,000,000       6.30%, 07/01/16 ............................................................................       6,100,200
                 Ocean City GO, Refunding, MBIA Insured, 5.75%,
   1,880,000       03/15/12 ...................................................................................       1,933,242
   1,120,000       03/15/13 ...................................................................................       1,151,718
   1,180,000       03/15/14 ...................................................................................       1,208,332
   2,050,000     Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured, 6.00%, 09/15/14        2,140,631
     130,000     Prince George's County GO, Consolidated Public Improvement, Series A, Pre-Refunded, 7.20%,
                  02/01/08 ....................................................................................         138,758
                 Prince George's County Hospital Revenue, Dimensions Health Corp., Pre-Refunded,
   3,500,000       7.25%, 07/01/17 ............................................................................       4,014,955
   1,000,000       7.00%, 07/01/22 ............................................................................       1,135,400
   5,500,000     Prince George's County Housing Authority, MFHR, Emerson House Project, Series A, 7.00%, 04/15/19     5,737,655
   2,900,000     Prince George's County Housing Authority Mortgage Revenue, Refunding, New Keystone Apartments
                  Project, Series A, MBIA Insured, 6.80%, 07/01/25 ............................................       3,014,840
   2,750,000     Prince George's County IDA Lease Revenue, Upper Marlboro Justice Center Project, MBIA Insured,
                  5.80%, 06/30/14 .............................................................................       2,828,238
$    500,000     Prince George's County, Maryland Parking Authority Revenue, Refunding, Justice Center Facilities
                  Project, 6.45%, 05/01/05 ....................................................................       $ 544,500
                 Prince George's County PCR, Refunding, Potomac Electric Project,
   1,200,000       6.00%, 09/01/22 ............................................................................       1,234,932
   2,975,000       6.375%, 01/15/23 ...........................................................................       3,172,272
   3,000,000     Puerto Rico Commonwealth GO, 5.50%, 07/01/17 .................................................       2,956,440
   3,000,000     Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%,
                  07/01/26 ....................................................................................       2,885,820
   1,145,000     Rockville Mortgage Revenue, Refunding, Summit Apartments Project, Series A, MBIA Insured, 5.70%,
                  01/01/26 ....................................................................................       1,144,885
                 Washington Suburban Sanitary District, General Construction,
   1,330,000       5.25%, 06/01/19 ............................................................................       1,285,856
     100,000       Pre-Refunded, 7.25%, 12/01/09 ..............................................................         107,616
                                                                                                                   ------------
                       Total Long Term Investments (Cost $175,694,312).........................................     184,677,172
                                                                                                                   ------------
                 aShort Term Investments  1.3%
   1,200,000     Howard County MFHR, Avalon Meadows Project, Weekly VRDN and Put, 3.25%, 06/15/26 .............       1,200,000
   1,200,000     Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                  2.95%, 12/01/15 .............................................................................       1,200,000
                                                                                                                   ------------
                       Total Short Term Investments (Cost $2,400,000)..........................................       2,400,000
                                                                                                                   ------------
                           Total Investments (Cost $178,094,312)  98.3%........................................     187,077,172
                           Other Assets and Liablities, Net  1.7%..............................................       3,241,626
                                                                                                                   ------------
                           Net Assets  100.0% .................................................................    $190,318,798
                                                                                                                   ============


                 At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $178,094,312 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ...............................................................     $ 9,088,705
                   Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ...............................................................        (105,845)
                                                                                                                   ------------
                   Net unrealized appreciation.................................................................     $ 8,982,860
                                                                                                                   ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Authority/Agency
COP      - Certificate of Participation
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
FSA      - Financial Security Assistance
GO       - General Obligation

IDA      - Industrial Development Authority/Agency
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
PCR      - Pollution Control Revenue
SF       - Single Family
SFHR     - Single Family Housing Revenue
SFMR     - Single Family Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997


    Face                                                                                                               Value
   Amount       Franklin Missouri Tax-Free Income Fund                                                               (Note 1)

                 Long Term Investments  99.7%

$    500,000     Audrain County Hospital Revenue, Refunding, Audrain Medical Center Project, AMBAC Insured, 7.35%,
                  11/01/08 ....................................................................................       $ 562,610
   3,000,000     Bi-State Development Agency, Missouri-Illinois Metropolitan District No. 5, Refunding, American
                  Commercial Terminals, 7.75%, 06/01/10........................................................       3,265,380
     600,000     Bi-State Development Agency, Missouri-Illinois Metropolitan District Revenue, Refunding, Arch Parking
                  Facility, 7.25%, 01/02/13 ...................................................................         612,324
   1,400,000     Bowling Green School District R1, Building Corp., Leasehold Revenue, MBIA Insured, 6.50%,
                  03/01/13 ....................................................................................       1,480,948
   1,180,000     Christian County Reorganized School District No. R-6, AMBAC Insured, 7.05%, 03/01/11 .........       1,279,781
   1,000,000     Columbia Special Obligation, Capital Improvement, 5.50%, 02/01/16 ............................         990,670
                 Franklin County Consolidated School District No. 2, GO, FGIC Insured, Pre-Refunded,
     500,000        7.20%, 03/01/05 ...........................................................................         517,080
     500,000        7.25%, 03/01/06 ...........................................................................         517,320
                 Guam Airport Authority Revenue,
   1,075,000        Series A, Refunding, 6.50%, 10/01/23 ......................................................       1,109,088
     500,000        Series B, 6.60%, 10/01/10 .................................................................         519,845
   4,000,000        Series B, 6.70%, 10/01/23 .................................................................       4,144,600
   1,300,000     Hannibal IDA, Health Facilities, 5.75%, 03/01/22 .............................................       1,314,768
   1,745,000     Hazelwood IDA, MFHR, Refunding, Lakes Apartments Project, Series A, 6.10%, 09/20/26 ..........       1,782,640
   3,000,000     Jackson County IDA Revenue, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 07/01/19 ..       3,198,660
     880,000     Jackson County Lease COP, Longview Recreation Complex Project, Pre-Refunded, 8.00%, 11/01/07 .         921,395
     370,000     Jefferson County Reorganized School District No. R-3, AMBAC Insured, 7.00%, 03/01/09 .........         395,219
                 Joplin Catholic Health Facilities Corp. Revenue, IDA, St. John's Regional Medical Center Project,
                  Series 1987, 7.125%, 06/01/14,
     150,000        COP .......................................................................................         153,588
     200,000        Refunding, MBIA Insured ...................................................................         205,188
     605,000     Kansas City Airport Revenue, General Improvement, Series B, FSA Insured, 6.875%, 09/01/12 ....         667,351
   3,345,000     Kansas City IDA, MFHR, Mews Apartments Project, Series A, 6.30%, 07/01/20 ....................       3,400,427
   5,000,000     Kansas City Land Clearance, Redevelopment Authority Lease Revenue, Municipal Auditorium and
                  Muehlebach Hotel, Series A, FSA Insured, 5.90%, 12/01/18 ....................................       5,121,050
                 Kansas City MAC, Leasehold Revenue, Capital Improvement,
   7,790,000        Citywide Infrastructure, Series B, FSA Insured, 6.50%, 03/01/14 ...........................       8,297,285
   1,750,000        Refunding, Roe Bartle, Series B-1, AMBAC Insured, Pre-Refunded, 7.125%, 04/15/16 ..........       1,931,178
   1,665,000        Truman Medical Center, Series A, 7.00%, 11/01/11 ..........................................       1,788,776
   1,850,000     Kansas City School District Building Corp., Leasehold Revenue, Capital Improvement Project,
                  Series A, FGIC Insured, Pre-Refunded, 7.90%, 02/01/08 .......................................       1,958,540
   3,525,000     Kansas City Tax Increment Financing Commission, Tax Increment Revenue, Briarcliff West Project,
                  Series B, 7.00%, 11/01/14 ...................................................................       3,654,368
                 Lake of The Ozarks Community Bridge Corp., Bridge System Revenue,
   3,035,000        6.25%, 12/01/16 ...........................................................................       3,000,735
   7,000,000        6.40%, 12/01/25 ...........................................................................       6,953,590
      75,000     Lee's Summit COP, 8.50%, 08/01/02 ............................................................          76,120
                 Lee's Summit, IDA Revenue, John Knox Village Project,
   1,000,000        6.55%, 08/15/10 ...........................................................................       1,043,750
   2,000,000        6.625%, 08/15/13 ..........................................................................       2,073,880
      40,000     Marion County Nursing Home District Revenue, Refunding, Pre-Refunded, 9.00%, 08/01/03 ........          42,029
   1,000,000     Missouri School Board Association COP, Lease Participation, North St. Francois County Project,
                  MBIA Insured, Pre-Refunded, 7.375%, 04/01/10 ................................................       1,054,800
                 Missouri School Board Association COP, Pooled Finance Program, MBIA Insured, 03/01/06,
     130,000        Series A-3, 7.875%.........................................................................         134,008
     225,000        Series A-5, 7.375%.........................................................................         232,974

                 Missouri School Boards Association, Lease Participation Certificates, FSA Insured, 03/01/16,
$  6,150,000        Fox C-6 School District, 5.75%.............................................................     $ 6,233,825
   2,220,000        Refunding, Republic R-3 School District Project, 6.00%.....................................       2,294,681
                 Missouri State Environmental Improvement and Energy Resources Authority, PCR,
   2,100,000        National Rural Association, Electric Project, Series 1984 G-6, AMBAC Insured, 5.85%, 02/01/13     2,140,845
     950,000        Revolving Fund, Lee's Summit, Series B, 7.125%, 12/01/10 ..................................       1,043,338
   4,500,000        Revolving Fund, Series A, 6.55%, 07/01/14 .................................................       4,845,150
   1,000,000        Revolving Fund, Series A, Kansas City Project, 5.75%, 01/01/16 ............................       1,020,910
   1,945,000        Revolving Fund, Springfield Project, Series A, 7.00%, 10/01/10 ............................       2,122,034
   1,000,000        Revolving Fund Program, Series A, FSA Insured, 6.05%, 07/01/16 ............................       1,046,280
   1,000,000        Revolving Fund Program, Series B, 5.80%, 01/01/15 .........................................       1,024,730
   2,000,000        Revolving Fund Program, Series B, 7.20%, 07/01/16 .........................................       2,269,580
   2,000,000        Thomas Hill Electric Cooperative, 5.50%, 12/01/11 .........................................       2,022,240
   2,390,000     Missouri State Environmental Improvement and Energy Resources Authority, Union Electric Project,
                  7.40%, 05/01/20 .............................................................................       2,601,324
                 Missouri State Health and Educational Facilities Authority, Health Facilities Revenue,
   2,000,000        Barnes Hospital, Pre-Refunded, 7.125%, 12/15/20 ...........................................       2,236,400
     100,000        Bethesda Health Group, Inc. Project, Pre-Refunded, 8.00%, 04/01/13 ........................         105,436
   2,745,000        Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ...........................       2,903,606
   3,500,000        Lake of The Ozarks General Hospital, Pre-Refunded, 8.00%, 02/15/11 ........................       3,817,170
   4,000,000        Lutheran Senior Services, Series A, 6.375%, 02/01/27 ......................................       4,076,800
     125,000        Refunding, Charles E. Still Osteopathic Hospital Project, 7.625%, 02/01/08 ................         126,748
   1,250,000        Refunding, Lake Of The Ozarks General Hospital, 6.25%, 02/15/11 ...........................       1,280,800
   1,000,000        Refunding, Lake Of The Ozarks General Hospital, 6.50%, 02/15/21 ...........................       1,021,140
   1,000,000        Refunding & Improvement, Christian Health, Series A, FGIC Insured, Pre-Refunded, 6.875%,
                     02/15/21 .................................................................................       1,109,380
     175,000        Spelman-St. Luke's Hospital Corp. Project, Pre-Refunded, 7.875%, 10/01/18 .................         189,075
                 Missouri State Health and Educational Facilities Authority Revenue,
   5,000,000        Health Midwest, Series A, MBIA Insured, 6.40%, 02/15/15 ...................................       5,295,050
     700,000        Health Midwest, Series B, MBIA Insured, 6.10%, 06/01/11 ...................................         742,518
   1,990,000        Health Midwest, Series B, MBIA Insured, 6.25%, 06/01/14 ...................................       2,111,569
   1,100,000        Health Midwest, Series B, MBIA Insured, 6.25%, 02/15/22 ...................................       1,148,972
   4,000,000        Jefferson Memorial Hospital Obligated Group, 6.75%, 05/15/15 ..............................       4,136,440
   3,000,000        Jefferson Memorial Hospital Obligated Group, 6.80%, 05/15/25 ..............................       3,090,720
   1,000,000        Refunding, SSM Health Care, Series AA, MBIA Insured, 6.25%, 06/01/16 ......................       1,049,050
      50,000        Refunding, St. Louis University, Series A, AMBAC Insured, 7.875%, 06/01/12 ................          51,391
     865,000        Refunding & Improvement, Heartland Health, 8.125%, 10/01/10 ...............................         940,575
   1,200,000        Refunding & Improvement, St. Luke's Hospital of Kansas City Project, MBIA Insured, Pre-Refunded,
                     7.00%, 11/15/13 ..........................................................................       1,355,952
     950,000        Sisters of St. Mary's Health Care Project, Series A, MBIA Insured, Pre-Refunded, 7.75%, 06/01/16  1,014,847
                 Missouri State HDC, GNMA Secured,
   2,240,000        Series B, 6.40%, 12/01/24 .................................................................       2,295,933
   2,000,000        SFMR, Homeowner Loan, Series D, 6.125%, 03/01/28 ..........................................       2,003,940
   1,730,000        SFMR, Series 1990-B, 7.75%, 06/01/22 ......................................................       1,824,769
     145,000        SFMR, Series A, 7.90%, 02/01/21 ...........................................................         150,713
     430,000        SFMR, Series A, 7.625%, 02/01/22 ..........................................................         449,604
   2,000,000        SFMR, Series B, 6.10%, 09/01/14 ...........................................................       2,040,320
     355,000        SFMR, Series B, 7.625%, 06/01/21 ..........................................................         369,221
   2,000,000        SFMR, Series B, 6.45%, 09/01/27 ...........................................................       2,047,220
   1,620,000        SFMR, Series C, 6.90%, 07/01/18 ...........................................................       1,693,645
     135,000     Missouri State Housing Development Commission, MFHR, FHA Insured, 8.50%, 12/01/29 ............         140,586
   5,000,000     Missouri State Western College Revenue, Refunding, Student Housing, Pre-Refunded, 8.00%,
                  10/01/16 ....................................................................................       5,819,850
$  1,000,000     Moberly Combined Waterworks and Sewerage System, Refunding & Improvement Bonds,
                  FGIC Insured, Pre-Refunded, 7.50%, 08/01/15 .................................................     $ 1,121,000
      50,000     Moberly IDA, Hospital Revenue, Refunding, Moberly Regional Medical Center, Inc., Pre-Refunded,
                  8.75%, 03/01/16 .............................................................................          53,609
   1,000,000     Northeast State University Recreational Facility Revenue, Campus Recreational Center Project,
                  AMBAC Insured, 5.80%, 06/01/15 ..............................................................       1,015,590
     300,000     North Kansas City School District Facilities Authority, MBIA Insured, Pre-Refunded, 7.40%, 03/01/06    310,827
   5,200,000     Northwest R-I Educational Facilities Authority, Leasehold Revenue, Jefferson County, FSA Insured,
                  5.70%, 03/01/15 .............................................................................       5,213,156
   5,000,000     Phelps County Hospital Revenue, Refunding, Phelps County Regional Medical Center,
                  Connie Lee Insured, 6.00%, 05/15/13 .........................................................       5,071,650
     250,000     Platte County Reorganized School District No. R-5, Pre-Refunded, 7.25%, 03/01/06 .............         258,538
   1,500,000     Platte County School District, Park Hill, Refunding & Improvement, 5.55%, 03/01/16 ...........       1,499,985
   2,820,000     Poplar Bluff Public Building Corp., Leasehold Revenue, Series A, MBIA Insured, 5.50%, 09/01/12       2,860,749
                 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Pre-Refunded, Series A,
     500,000        7.90%, 07/01/07 ...........................................................................         537,015
     375,000        7.875%, 07/01/17 ..........................................................................         402,641
      40,000        FSA Insured, 9.00%, 07/01/09 ..............................................................          50,779
   2,500,000     Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%,
                  07/01/26 ....................................................................................       2,404,850
      75,000     Puerto Rico Commonwealth Highway Authority Revenue, Series P, Pre-Refunded, 8.125%,
                  07/01/13 ....................................................................................          80,717
      20,000     Puerto Rico Commonwealth IDC, General Purpose Revenue, 8.00%, 01/01/03 .......................          20,099
                 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
     200,000        7.90%, 07/01/07 ...........................................................................         212,332
     975,000        7.75%, 07/01/08 ...........................................................................       1,033,266
     120,000     Puerto Rico Commonwealth Public Improvement GO, Series A, Pre-Refunded, 7.75%, 07/01/13 ......         128,654
                 Puerto Rico Electric Power Authority Revenue,
      15,000        Refunding, Series L, Pre-Refunded, 8.40%, 07/01/15 ........................................          15,536
      25,000        Refunding, Series M, Pre-Refunded, 8.00%, 07/01/08 ........................................          26,866
   1,110,000        Refunding, Series N, 7.125%, 07/01/14 .....................................................       1,184,170
     280,000        Series O, 7.125%, 07/01/14 ................................................................         299,348
   2,375,000        Series X, 6.00%, 07/01/15 .................................................................       2,429,791
     380,000     Puerto Rico HFC, MFMR, Portfolio A, Series 1, 7.50%, 04/01/22 ................................         400,444
                 Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
      40,000        Series A, 7.80%, 10/15/21 .................................................................          41,556
   1,265,000        Series C, 6.85%, 10/15/23 .................................................................       1,330,603
                 Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
     350,000        Baxter Travenol Labs., Series A, 8.00%, 09/01/12 ..........................................         377,433
     300,000        Upjohn Co. Project, 7.50%, 12/01/23 .......................................................         324,564
   2,500,000     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities, Financing
                  Authority, Industrial Revenue, Guaynabo Municipal Government Center, Series A, 5.625%, 07/01/22     2,347,575
     130,000     Puerto Rico Municipal Finance Agency, Series A, 8.25%, 07/01/08 ..............................         139,099
                 Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
   3,200,000        Refunding, Series M, 5.75%, 07/01/15 ......................................................       3,174,656
     175,000        Series H, Pre-Refunded, 7.875%, 07/01/16 ..................................................         181,018
   1,750,000        Series H, Pre-Refunded, 7.25%, 07/01/17 ...................................................       1,856,663
   2,500,000     Puerto Rico Port Authority Revenue, Special Facilities, American Airlines, Series A, 6.25%, 06/01/26 2,562,600
   1,000,000     Raymore GO, FSA Insured, 6.00%, 03/01/14 .....................................................       1,037,580
     250,000     Southwest University Housing System Revenue, FGIC Insured, Pre-Refunded, 7.00%, 10/01/10 .....         259,880
   2,000,000     Springfield Waterworks Revenue, Series A, 5.60%, 05/01/23 ....................................       1,999,820
     500,000     St. Charles County Community College, Pre-Refunded, 7.25%, 03/01/06 ..........................         544,630

                 St. Charles Public Facility Authority, Leasehold Revenue, AMBAC Insured,
$  3,000,000        Refunding, 5.80%, 02/01/10 ................................................................     $ 3,075,240
   1,500,000        Series 1990, Pre-Refunded, 7.20%, 03/01/10 ................................................       1,625,145
   2,000,000     St. Louis Airport Revenue, Lambert-St. Louis International Airport, Refunding & Improvement,
                  FGIC Insured, 6.125%, 07/01/15 ..............................................................       2,065,800
                 St. Louis County Housing Authority, MFHR, Kensington Square Apartments Project, Refunding,
   1,000,000        6.55%, 03/01/14 ...........................................................................       1,048,520
   2,750,000        6.65%, 03/01/20 ...........................................................................       2,882,825
                 St. Louis County IDA, Health Facilities Revenue,
   1,930,000        Mother of Perpetual Help, 6.40%, 08/01/35 .................................................       2,029,530
     295,000        Refunding & Improvement, First Mortgage, Normandy Osteopathic Hospitals, 9.125%, 08/01/13 .         307,883
      25,000     St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 09/01/19 ............................          26,087
                 St. Louis County Regional Convention and Sports Complex Authority, Convention and Sports Project,
                  Series B, Pre-Refunded,
   5,050,000        7.00%, 08/15/21 ...........................................................................       5,749,274
   4,765,000        Refunding, 5.50%, 08/15/13 ................................................................       4,595,032
   5,565,000        Refunding, 5.75%, 08/15/21 ................................................................       5,353,085
   1,000,000     St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project, 5.875%,
                  11/01/26 ....................................................................................       1,010,560
     250,000     St. Louis Land Clearance RDA, Leasehold Revenue, Capital Improvement, Pre-Refunded, 7.60%,
                  08/15/08 ....................................................................................         263,583
                 St. Louis Municipal Finance Corp., Leasehold Revenue, Series A, 6.00%,
   5,370,000        City Justice Center Improvement, AMBAC Insured, 02/15/19 ..................................       5,508,385
  10,000,000        Refunding, 07/15/13 .......................................................................      10,097,200
                 St. Louis Parking Facilities Revenue, 12/15/21,
     470,000        Pre-Refunded, 6.625%.......................................................................         528,825
   2,450,000        Refunding, MBIA Insured, 5.375%............................................................       2,370,008
                 St. Louis Regional Convention and Sports Complex Authority, Series C,
   3,060,000        7.75%, 08/15/01 ...........................................................................       3,230,717
  11,900,000        7.90%, 08/15/21 ...........................................................................      13,166,635
   4,725,000        bRefunding, Convention and Sports Facilities, AMBAC Insured, 5.625%, 08/15/21 .............       4,696,838
     300,000     Sullivan County Public Water Supply District No. 1, Waterworks Revenue, Refunding, 7.70%, 12/15/13     313,232
   5,000,000     University of Missouri, Health Facilities Revenue, Refunding, University of Missouri Health System,
                  Series A, AMBAC Insured, 5.60%, 11/01/26 ....................................................       4,978,050
     500,000     Washington County GO, Pauwels Transformers Project, Series A, 7.60%, 12/01/09 ................         518,750
   1,115,000     Webb City School District No. R-VII, Facilities Group, Leasehold Revenue, Refunding & Improvement,
                  FSA Insured, 5.625%, 08/01/16 ...............................................................       1,103,894
   2,000,000     West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Series A, 8.625%, 09/15/20 .       2,146,900
   1,600,000     West Plains Improvement Authority, Leasehold Revenue, Civic Center, Inc. Project, FGIC Insured,
                  6.85%, 04/01/06 .............................................................................       1,709,935
                                                                                                                   ------------
                       Total Long Term Investments (Cost $259,959,986).........................................     272,917,564
                                                                                                                   ------------
                 aShort Term Investments  0.7%
   1,900,000     Kansas City IDA, Hospital Revenue, Research Health Services System, MBIA Insured, Daily VRDN
                  and Put, 3.50%, 10/15/15 (Cost $1,900,000)...................................................       1,900,000
                                                                                                                   ------------
                           Total Investments (Cost $261,859,986)  100.4% ......................................     274,817,564
                           Liabilities In Excess Of Other Assets  (0.4)% ......................................        (958,234)
                                                                                                                   ------------
                           Net Assets  100.0% .................................................................    $273,859,330
                                                                                                                   ============



                 At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $261,860,672 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ...............................................................    $ 13,189,314
                   Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ...............................................................        (232,422)
                                                                                                                   ------------
                   Net unrealized appreciation.................................................................    $ 12,956,892
                                                                                                                   ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFC      - Housing Finance Corp.
IDA      - Industrial Development Authority/Agency
IDC      - Industrial Development Corp.
MAC      - Municipal Assistance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
RDA      - Redevelopment Agency
SFMR     - Single Family Mortgage Revenue



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate). bSee Note 1(g) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997


    Face                                                                                                               Value
   Amount       Franklin North Carolina Tax-Free Income Fund                                                         (Note 1)
                 Long Term Investments  97.8%
$  1,075,000     Appalachian State University Revenue, Appalachian State Teachers College Utility System
                  MBIA Insured, 6.10%, 05/15/13 ...............................................................     $ 1,125,686
   4,000,000     Asheville Water System Revenue, FGIC Insured, 5.70%, 08/01/25 ................................       4,026,400
                 Buncombe County Metropolitan Sewage District System Revenue, Series B, 6.75%,
      10,000        07/01/16 ..................................................................................          10,590
   1,990,000        Pre-Refunded, 07/01/16.....................................................................       2,236,103
     100,000     Charlotte Airport Revenue, 8.50%, 07/01/17 ...................................................         103,180
   2,250,000     Charlotte COP, Convention Facility Project, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/11 .....       2,539,350
   1,000,000     Charlotte GO, Water and Sewer, 5.90%, 02/01/18 ...............................................       1,045,830
                 Charlotte-Mecklenburg Hospital Authority, Health Care System Revenue,
   6,100,000        Refunding, Series 1992, 6.25%, 01/01/20 ...................................................       6,297,213
     150,000        Refunding, Series G, Pre-Refunded, 7.875%, 10/01/15 .......................................         156,620
     350,000        Refunding, Series I, Pre-Refunded, 7.80%, 10/01/18 ........................................         377,752
   5,000,000        Series A, 5.90%, 01/15/16 .................................................................       5,091,900
                 Charlotte Special Facilities Revenue, Piedmont Aviation, Inc. Project, Douglas International Airport,
                  07/01/17,
     260,000        8.375% ....................................................................................         264,883
   1,255,000        9.00% .....................................................................................       1,300,318
     200,000     Chowan County Hospital Revenue, Refunding, 7.625%, 10/01/10 ..................................         201,478
   3,100,000     Coastal Solid Waste Disposal System Authority Revenue, Refunding, Regional Solid Waste
                  Management, 6.50%, 06/01/08 .................................................................       3,295,982
                 Concord COP, Series B, MBIA Insured,
   1,475,000        5.75%, 06/01/16 ...........................................................................       1,484,558
   2,180,000        6.125%, 06/01/21 ..........................................................................       2,252,223
   1,000,000     County of Cleveland GO, AMBAC Insured, Pre-Refunded, 7.10%, 06/01/06 .........................       1,102,750
   1,400,000     Craven County Regional Medical Facility, MBIA Insured, Pre-Refunded, 7.20%, 10/01/19 .........       1,559,572
                 Cumberland County COP, Civic Center Project, Series A, AMBAC Insured, 6.40%,
   3,500,000        12/01/19 ..................................................................................       3,753,785
   3,765,000        12/01/24 ..................................................................................       4,038,000
                 Cumberland County Hospital Facility System Revenue, MBIA Insured,
   2,500,000        6.00%, 10/01/21 ...........................................................................       2,549,800
     110,000        Pre-Refunded, 7.875%, 10/01/14 ............................................................         118,847
   1,000,000     Dare County Utility System Revenue, MBIA Insured, 5.75%, 06/01/14 ............................       1,012,760
                 Davie County GO, North Carolina Water, Unlimited Tax, 7.10%,
     350,000        04/01/10 ..................................................................................         381,084
     250,000        04/01/11 ..................................................................................         271,750
   2,000,000     Duplin County COP, Social Service Administrative Building, Solid Waste Project, FGIC Insured, 6.75%,
                  09/01/12 ....................................................................................       2,157,780
   1,650,000     Durham COP, Series 1991, 6.875%, 04/01/09 ....................................................       1,803,038
                 Durham County COP, Hospital and Office Facilities Project, 6.00%,
   3,000,000        05/01/14 ..................................................................................       3,115,230
   3,200,000        05/01/17 ..................................................................................       3,269,728
   3,000,000     Durham County COP, Jail Facilities and Computer Equipment Project, 6.625%, 05/01/14 ..........       3,194,520
                 Fayetteville Public Works Commission Revenue,
   1,500,000        FGIC Insured, Pre-Refunded, 7.00%, 03/01/11 ...............................................       1,641,075
   2,000,000        Series A, FSA Insured, 6.00%, 03/01/16 ....................................................       2,069,060
     750,000     Gaston County Industrial Facilities and PCFA Revenue, 7.70%, 10/01/12 ........................         818,850
   2,200,000     Gastonia Combined Utilities System Revenue, MBIA Insured, 6.10%, 05/01/19 ....................       2,311,518
   1,500,000     Gastonia COP, Police Station Project, FGIC Insured, 5.70%, 08/01/15 ..........................       1,515,150
                 Greensboro COP,
   1,610,000        Coliseum Arena Expansion Project, 6.75%, 12/01/09 .........................................       1,746,480
     350,000        Greensboro Center City Corp., Pre-Refunded, 7.90%, 07/01/09 ...............................         375,438
   1,320,000     Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 01/01/24 .........       1,373,948
$  1,000,000     Guam Power Authority Revenue, Series A, 6.375%, 10/01/08 .....................................     $ 1,038,500
     400,000     Halifax County Insured Facility, PCR, Solid Waste Disposal, Champion International Corp., 8.15%,
                  11/01/19 ....................................................................................         433,152
   2,000,000     Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue, Champion
                  International Project, 6.25%, 09/01/25 ......................................................       2,043,160
     200,000     Haywood County Insured Facility, PCR, Solid Waste Disposal, Champion International Corp., 8.10%,
                  11/01/09 ....................................................................................         215,610
   1,500,000     Highpoint Special Obligation Sales Tax Revenue, Solid Waste Management Project, 7.15%, 07/01/01      1,542,555
   1,700,000     Kinston Enterprise System Revenue, Combined Enterprise System, FSA Insured, 5.70%, 04/01/21 ..       1,727,829
   3,155,000     Kinston Housing Authority Mortgage Revenue, Refunding, Kinston Towers Project, 6.75%, 12/01/18       3,247,505
                 Martin County Industrial Facilities and PCFA Revenue,
   3,000,000        Refunding, 6.375%, 01/01/10 ...............................................................       3,200,070
   4,000,000        Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ....................................       4,015,200
   1,000,000     Mooresville Grade School District, COP, AMBAC Insured, 6.35%, 10/01/14 .......................       1,065,980
   1,000,000     New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 07/01/19 ........       1,064,820
                 North Carolina Eastern Municipal Power Agency System Revenue,
     400,000        Refunding, Series 1988-A, Pre-Refunded, 8.00%, 01/01/21 ...................................         422,036
     750,000        Refunding, Series 1989-A, Pre-Refunded, 7.75%, 01/01/12 ...................................         812,843
   9,000,000        Refunding, Series 1991-A, 6.50%, 01/01/17 .................................................       9,202,500
   3,000,000        Refunding, Series 1991-A, 6.50%, 01/01/18 .................................................       3,184,050
   5,000,000        Refunding, Series B, MBIA Insured, 5.875%, 01/01/21 .......................................       5,039,800
   6,000,000        Series 1993-A, 6.40%, 01/01/21 ............................................................       6,095,040
                 North Carolina Educational Facilities Finance Agency Revenue, Highpoint College Project, 7.10%,
     190,000        12/01/07 ..................................................................................         204,714
     205,000        12/01/08 ..................................................................................         220,601
     220,000        12/01/09 ..................................................................................         236,388
   2,925,000     North Carolina HFA, MFR, Refunding, Series B, 6.90%, 07/01/24 ................................       3,100,120
                 North Carolina HFA, Refunding,
   3,000,000        MF, Series A, AMBAC Insured, 5.90%, 07/01/20 ..............................................       2,980,890
   4,855,000        Series F, 6.70%, 01/01/27 .................................................................       5,119,209
   2,500,000        Series H-1984, Mortage Loan Resolution, 6.05%, 07/01/28 ...................................       2,539,425
   3,000,000        SF, Series DD, 6.20%, 09/01/27 ............................................................       3,044,550
   4,935,000        SF, Series JJ, 6.45%, 09/01/27 ............................................................       5,024,324
                 North Carolina HFA, SFMR,
      80,000        Series H, 8.05%, 03/01/19 .................................................................          82,375
     185,000        Series J, 7.40%, 03/01/22 .................................................................         192,613
     430,000        Series M, 7.85%, 09/01/28 .................................................................         449,010
                 North Carolina HFA, SFR,
   3,105,000        Refunding, Series S, 6.95%, 03/01/17 ......................................................       3,293,132
     950,000        Series AA, 6.25%, 03/01/17 ................................................................         982,053
   2,135,000        Series X, 6.65%, 09/01/19 .................................................................       2,233,317
   1,250,000     North Carolina Medical Care Commission, Health Care Facilities Revenue, Stanley Memorial Hospital,
                  Pre-Refunded 7.80%, 10/01/19 ................................................................       1,384,275
                 North Carolina Medical Care Commission, Hospital Revenue,
   3,500,000        Halifax Memorial Hospital Project, 6.75%, 08/15/24 ........................................       3,602,725
     160,000        Memorial Mission Hospital Project, MBIA Insured, Pre-Refunded, 7.80%, 10/01/18 ............         172,686
   1,850,000        Presbyterian Hospital Project, Pre-Refunded, 7.375%, 10/01/20 .............................       2,071,482
   4,700,000        Refunding, Annie Pen Memorial Hospital Project, 7.50%, 08/15/21 ...........................       5,026,039
     100,000        Refunding, Carolina Medicorp Project, Series A, Pre-Refunded, 7.875%, 05/01/15 ............         102,675
   4,830,000        Refunding, North Carolina Baptist Hospitals Project, Series A, 6.00%, 06/01/22 ............       4,948,963
     250,000        Refunding, St. Joseph's Hospital Project, AMBAC Insured, Pre-Refunded, 7.25%, 10/01/14 ....         267,745
   5,000,000        bRefunding, Wilson Memorial Hospital Project, AMBAC Insured, 5.625%, 11/01/18 .............       4,977,850
   3,000,000        Roanoke-Chowan Hospital Project, 7.75%, 10/01/19 ..........................................       3,188,040
                 North Carolina Medical Care Commission, Hospital Revenue, (cont.)
$    195,000        Scotland Memorial Hospital, MBIA Insured, Pre-Refunded, 8.625%, 10/01/11 ..................       $ 212,579
   1,000,000        Wayne Memorial Hospital Project, AMBAC Insured, 6.00%, 10/01/21 ...........................       1,021,690
   3,240,000        Wilson Memorial Hospital Project, AMBAC Insured, Pre-Refunded, 6.50%, 11/01/20 ............       3,539,732
  10,500,000     North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, Refunding, Series 1992,
                  6.25%, 01/01/17 .............................................................................      10,615,185
                 North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan,
                  Subordinated Lien,
   3,310,000        Series A, 6.05%, 07/01/10 .................................................................       3,345,086
   1,500,000        Series A, 6.30%, 07/01/15 .................................................................       1,532,940
   4,500,000        Series C, 6.35%, 07/01/16 .................................................................       4,586,805
     400,000     Northampton County Insured Facility, PCR, Solid Waste Disposal, Champion International Corp.,
                  8.05%, 11/01/04 .............................................................................         431,660
   2,000,000     Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 06/01/15 ..............       2,068,540
     350,000     Orange County GO, Series 1989, Pre-Refunded, 7.20%, 05/01/08 .................................         378,553
   1,195,000     Pender County COP, Pre-Refunded, 7.70%, 06/01/11 .............................................       1,365,730
   2,165,000     Person County COP, Person County Law Enforcement Center Project, Series 1991, MBIA Insured,
                  7.125%, 06/01/11 ............................................................................       2,392,065
                 Pitt County COP, FGIC Insured,
   2,750,000        6.90%, 04/01/08 ...........................................................................       2,954,820
     750,000        6.00%, 04/01/12 ...........................................................................         781,043
                 Polk County School GO, FGIC Insured, Pre-Refunded, 6.70%,
     700,000        05/01/08 ..................................................................................         773,577
     700,000        05/01/09 ..................................................................................         773,577
   1,000,000     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, Pre-Refunded,
                  7.875%, 07/01/17 ............................................................................       1,073,710
                 Puerto Rico Commonwealth GO,
   8,050,000        6.45%, 07/01/17 ...........................................................................       8,661,881
     500,000        Series 1990, Pre-Refunded, 7.25%, 07/01/10 ................................................         555,495
                 Puerto Rico Commonwealth Highway Authority Revenue,
     100,000        Refunding, Series N, Pre-Refunded, 8.00%, 07/01/03 ........................................         107,463
   1,250,000        Refunding, Series R, 7.15%, 07/01/00 ......................................................       1,348,650
     170,000        Series P, Pre-Refunded, 8.125%, 07/01/13 ..................................................         182,959
                 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
     250,000        7.75%, 07/01/08 ...........................................................................         264,940
     250,000        7.50%, 07/01/09 ...........................................................................         264,148
                 Puerto Rico Electric Power Authority Revenue,
     250,000        Refunding, Series M, Pre-Refunded, 8.00%, 07/01/08 ........................................         268,658
     160,000        Refunding, Series N, 7.125%, 07/01/14 .....................................................         170,691
     850,000        Series O, 7.125%, 07/01/14 ................................................................         908,735
   1,000,000        Series P, Pre-Refunded, 7.00%, 07/01/21 ...................................................       1,124,130
   1,000,000        Series T, 6.375%, 07/01/24 ................................................................       1,046,710
   5,000,000        Series X, 6.125%, 07/01/21 ................................................................       5,124,350
     410,000     Puerto Rico HFC, MFMR, Portfolio A, Series I, 7.50%, 04/01/22 ................................         432,058
                 Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
      20,000        Series A, 7.80%, 10/15/21 .................................................................          20,778
   2,205,000        Series C, 6.85%, 10/15/23 .................................................................       2,319,351
     300,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Upjohn Co. Project,
                  7.50%, 12/01/23 .............................................................................         324,564
     125,000     Puerto Rico Municipal Finance Agency, Series A, 8.25%, 07/01/08 ..............................         133,749
                 Puerto Rico Telephone Authority Revenue, Refunding, Series L,
   1,885,000        6.00%, 01/01/12 ...........................................................................       1,936,743
   1,490,000        6.125%, 01/01/22 ..........................................................................       1,520,173
$  1,440,000     Raeford HDC Revenue, First Lien, Refunding, Yadkin Trail, Series A, 6.00%, 07/15/22 ..........     $ 1,452,744
                 Robeson County GO, Refunding,
     110,000        7.20%, 06/01/10 ...........................................................................         117,459
     115,000        7.20%, 06/01/11 ...........................................................................         122,697
     120,000        7.20%, 06/01/12 ...........................................................................         126,979
     145,000        Pre-Refunded, 7.80%, 06/01/11 .............................................................         154,892
   1,750,000     Robeson County Industrial Facilities and PCFA Revenue, Refunding, Campbell Soup Co. Project,
                  6.40%, 12/01/06 .............................................................................       1,939,753
   1,850,000     Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 06/01/23 ..............       1,941,057
   1,000,000     Scotland County COP, Jail/Courthouse Project, FSA Insured, 6.75%, 03/01/11 ...................       1,074,850
   1,000,000     Shelby Producing Facilities System Revenue, Capital Improvement, Pre-Refunded, 6.625%, 06/01/17      1,113,940
     150,000     Southern Pines GO, Refunding, Pre-Refunded, 7.40%, 06/01/08 ..................................         159,418
   1,000,000     Stokes County COP, MBIA Insured, 7.00%, 03/01/06 .............................................       1,093,640
                 University of North Carolina at Charlotte Revenue,
     100,000        Refunding, Series K, Pre-Refunded, 7.375%, 01/01/03 .......................................         105,007
   1,000,000        Student Activity Center, MBIA Insured, 5.50%, 06/01/16 ....................................         992,870
   3,500,000        Student Activity Center, MBIA Insured, 5.50%, 06/01/21 ....................................       3,448,970
     250,000     University of North Carolina at Wilmington, Student Union System Revenue, AMBAC Insured, 6.90%,
                  01/01/07 ....................................................................................         268,947
     250,000     Wake County Hospital Revenue, MBIA Insured, Pre-Refunded, 7.40%, 10/01/16 ....................         259,564
  10,000,000     Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project, 6.90%,
                  04/01/09 ....................................................................................      10,765,600
     400,000     Wilmington City GO, Sanitary Sewer, 6.90%, 03/01/05 ..........................................         430,067
     405,000     Winston-Salem SFMR, 8.00%, 09/01/07 ..........................................................         428,219
   2,250,000     Winston-Salem Water and Sewer System Revenue, Series B, 5.70%, 06/01/17 ......................       2,247,074
                                                                                                                   ------------
                       Total Long Term Investments (Cost $251,714,999).........................................     264,593,345
                                                                                                                   ------------
                 aShort Term Investments  2.3%
   2,800,000     North Carolina Medical Care Commission, Hospital Revenue, ACES, Pooled Financing Project,
                  Series B, Daily VRDN and Put, 3.50%, 10/01/13 ...............................................       2,800,000
   3,400,000     North Carolina Medical Care Commission Revenue, Carol Woods Project, Daily VRDN and Put, 3.50%,
                  04/01/21 ....................................................................................       3,400,000
                                                                                                                   ------------
                       Total Short Term Investments (Cost $6,200,000)..........................................       6,200,000
                                                                                                                   ------------
                           Total Investments (Cost $257,914,999)  100.1% ......................................     270,793,345
                           Liabilities in Excess of Other Assets  (0.1)% ......................................        (207,868)
                                                                                                                   ------------
                           Net Assets  100.0% .................................................................    $270,585,477
                                                                                                                   ============


                 At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $257,916,819 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ...............................................................    $ 12,888,688
                   Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ...............................................................         (12,162)
                                                                                                                   ------------
                   Net unrealized appreciation.................................................................    $ 12,876,526
                                                                                                                   ============



PORTFOLIO ABBREVIATIONS:
ACES     - Adjustable Convertible Exempt Securities
AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFA      - Housing Finance Agency/Authority
HFC      - Housing Financial Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SF       - Single Family
SFMR     - Single Family Mortgage Revenue
SFR      - Single Family Revenue



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate). bSee Note 1(g) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997


    Face                                                                                                               Value
   Amount       Franklin Texas Tax-Free Income Fund                                                                  (Note 1)

                 Long Term Investments  98.2%
$ 2,250,000     Alliance Airport Authority, Inc., Texas Special Facilities Revenue, American Airlines, Inc. Project,
                 7.00%, 12/01/11 ..............................................................................     $ 2,484,113
                Austin Combined Utility System Revenue,
  3,000,000        Refunding, Series B, MBIA Insured, 5.625%, 11/15/25 ........................................       2,972,280
    800,000        Series A, AMBAC Insured, 6.75%, 11/15/07 ...................................................         871,600
     50,000        Series A, Pre-Refunded, 8.00%, 11/15/16 ....................................................          56,719
  3,000,000     Bexar County Health Facilities Development Corp. Revenue, Refunding, Incarnate Word Health
                 Services, FSA Insured, 6.00%, 11/15/15 .......................................................       3,078,270
    100,000     Bexar County HFC Revenue, GNMA Secured, 8.10%, 03/01/24 .......................................         105,871
  3,210,000     Bexar Metropolitan Water District, Waterworks System Revenue, Refunding, MBIA Insured, 6.35%,
                 05/01/25 .....................................................................................       3,394,254
                Brazos Higher Education Authority Revenue, Student Loan, Inc.,
  1,000,000        Refunding, Series A-2, 6.80%, 12/01/04 .....................................................       1,060,880
  1,300,000        Series B-2, 8.25%, 06/01/23 ................................................................       1,311,076
                Brazos River Authority, PCR, Collateralized, Series A, Texas Utilities Electric Co. Project, 7.875%,
    150,000        03/01/17 ...................................................................................         153,000
    500,000        03/01/21 ...................................................................................         549,685
    100,000     Brazos River Authority Revenue, Refunding, Collateralized, Houston Light and Power Co. Project,
                 Series A, 7.625%, 05/01/19 ...................................................................         108,034
     80,000     Cameron County HFC, Collateralized Mortgage Obligation, Refunding, Series B, FGIC Insured, 7.85%,
                 03/01/24 .....................................................................................          84,424
  2,000,000     Castleberry ISD, Refunding, 6.00%, 08/15/25 ...................................................       2,044,720
                Cimarron MUD, Waterworks and Sewer System, Asset Guaranteed, Refunding, Combined Tax and
                 Revenue, 7.50%,
  2,775,000        03/01/15 ...................................................................................       2,953,488
  1,225,000        Pre-Refunded, 03/01/15 .....................................................................       1,332,053
  4,000,000     Clinton ISD, Refunding, 7.00%, 03/01/15 .......................................................       4,192,840
     50,000     Coastal Water Authority, Water Conveyance System Revenue, Pre-Refunded, 8.20%, 12/15/07 .......          51,744
  1,750,000     Comal County Health Facilities Development Corp. Revenue, Refunding, McKenna Memorial Hospital,
                 FHA Insured, 7.375%, 01/15/21 ................................................................       1,874,530
  1,500,000     Coppell ISD, Refunding, 6.50%, 08/15/26 .......................................................       1,560,135
  1,195,000     Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 07/01/11 ..................       1,275,304
                Dallas Civic Center Convention Complex Revenue, Senior Lien, AMBAC Insured,
  2,000,000        7.00%, 01/01/10 ............................................................................       2,138,120
  1,000,000        Refunding, 6.75%, 01/01/12 .................................................................       1,040,360
                Dallas-Ft. Worth International Airport Facilities Improvement Corp. Revenue,
  1,000,000        American Airlines, Inc., 8.00%, 11/01/24 ...................................................       1,086,260
  2,000,000        Delta Airlines, Inc., 7.625%, 11/01/21 .....................................................       2,171,500
  2,000,000        Refunding, American Airlines, Inc., 6.00%, 11/01/14 ........................................       2,002,920
    140,000     Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ...............................................         146,916
    500,000     Dallas Housing Corp. Capital Projects Revenue, Refunding, Section Eight, Assisted Projects, 7.70%,
                 08/01/05 .....................................................................................         523,465
  1,250,000     Denison Hospital Authority Revenue, Texoma Medical Center, Inc. Project, 7.00%, 08/15/14 ......       1,309,688
  2,000,000     Ector County Hospital District Revenue, Medical Center Hospital, Pre-Refunded, 7.30%, 04/15/12        2,284,880
                El Paso HFC, SFMR, Refunding,
     60,000        Series 1988, GNMA Secured, 8.20%, 09/01/20 .................................................          62,681
    595,000        Series A, 8.75%, 10/01/11 ..................................................................         644,117
  1,030,000     Ft. Worth HFC, HMR, Refunding, Series A, 8.50%, 10/01/11 ......................................       1,117,529
     25,000     Ft. Worth HFC, SFMR, GNMA Secured, 8.25%, 12/01/11 ............................................          25,602
    100,000     Gonzales County Hospital District GO, Refunding, MBIA Insured, 7.65%, 02/15/07 ................         105,435
  1,200,000     Gulf Coast Waste Disposal Authority, PCR, Union Carbide Chemical and Plastic Co., 7.45%, 08/01/04     1,214,040
  1,000,000     Gulf Coast Waste Disposal Authority Revenue, Champion International Corp., Series A, 6.875%,
                 12/01/28 .....................................................................................       1,045,570
$ 5,000,000     Harris County Health Facilities Development Corp., Health Care System Revenue, Sisters of Charity,
                 7.10%, 07/01/21 ..............................................................................     $ 5,459,350
                Harris County Health Facilities Development Corp., Hospital Revenue,
    225,000        Memorial Hospital System, AMBAC Insured, Pre-Refunded, 7.00%, 06/01/12 .....................         242,912
  4,000,000        bRefunding, Memorial Hospital System Project, Series A, MBIA Insured, 5.75%, 06/01/19 ......       3,925,760
     45,000        The Herman Trust, Pre-Refunded, 9.00%, 10/01/17 ............................................          47,244
    750,000     Harris County Health Facilities Development Corp. Revenue, Herman Hospital Project, FSA Insured,
                 7.00%, 10/01/14 ..............................................................................         818,693
    500,000     Harris County Health Facilities Development Corp., Special Facilities Revenue, Texas Medical Center
                 Project, MBIA Insured, Pre-Refunded, 7.375%, 05/15/20 ........................................         554,115
     80,000     Harris County MUD No. 208, Waterworks and Sewer System, Unlimited Tax, Pre-Refunded, 8.00%,
                 11/01/13 .....................................................................................          85,136
     70,000     Harris County Public Facilities Corp., Detention Facility Mortgage Revenue, Series 1988, MBIA Insured,
                 Pre-Refunded, 7.75%, 12/15/07 ................................................................          75,949
                Harris County, Toll Road, Pre-Refunded,
    830,000        Multimode Senior Lien, Series C, 8.125%, 08/15/17 ..........................................         888,615
    250,000        Senior Lien, Revenue, Refunding, 8.70%, 08/15/17 ...........................................         263,113
  2,000,000     Houston Airport System Revenue, Subordinated Lien, FGIC Insured, Series B, 6.625%, 07/01/22 ...       2,136,080
                Houston Water and Sewer System Revenue,
     50,000        Exchange, Prior Lien, Pre-Refunded, 8.125%, 12/01/17 .......................................          52,605
  6,500,000        Junior Lien, Refunding, Series A, MBIA Insured, 6.20%, 12/01/20 ............................       6,797,895
    285,000     Irving Hospital Authority Revenue, Irving Health Care System, Series 1990, FGIC Insured,
                 Pre-Refunded, 7.25%, 07/01/15 ................................................................         303,345
    100,000     Joshua ISD, Refunding, Series B, Pre-Refunded, 6.125%, 02/15/26 ...............................         103,839
    125,000     Keller Waterworks and Sewer System Revenue, Refunding, AMBAC Insured, Pre-Refunded, 7.70%,
                 01/01/10 .....................................................................................         132,926
    200,000     Laredo Airport, Certificates of Obligation, Limited Tax, AMBAC Insured, 7.00%, 08/01/09 .......         210,150
    400,000     Laredo International Toll Bridge System Revenue, Pre-Refunded, 7.40%, 10/01/06 ................         458,648
  2,000,000     Leon County PCR, Refunding, Nucor Corp. Project, Series A, 7.375%, 08/01/09 ...................       2,229,560
                Lower Colorado River Authority Revenue, Refunding,
     75,000        MBIA Insured, Pre-Refunded, 7.625%, 01/01/16 ...............................................          78,906
    205,000        Series B, AMBAC Insured, 7.00%, 01/01/11 ...................................................         223,302
  1,000,000     Lower Neches Valley Authority IDC, Marine Terminal Revenue, Refunding, Mobil Oil Refining Corp.
                 Project, 6.85%, 05/01/12 .....................................................................       1,023,950
      5,000     Lubbock HFC, SFMR, Refunding, Mortgage Extension Program, Series B, MBIA Insured, 8.875%,
                 12/01/12 .....................................................................................           5,032
                Matagorda County Navigation District No. 1, PCR, Central Power and Light Co. Project,
  1,200,000        Collateralized, 7.50%, 12/15/14 ............................................................       1,316,400
  1,500,000        Refunding, Series E, MBIA Insured, 6.10%, 07/01/28 .........................................       1,539,510
                Matagorda County Navigation District No. 1 Revenue, Refunding, Houston Light and Power Co.,
    100,000        Collateralized, Series B, 7.70%, 02/01/19 ..................................................         104,494
  1,500,000        Series C, FGIC Insured, 7.125%, 07/01/19 ...................................................       1,606,965
                Mesquite Health Facilities Developement, Refunding, Christian Retirement Facility, Series A, 6.40%,
  1,000,000        02/15/16 ...................................................................................       1,008,560
  2,000,000        02/15/20 ...................................................................................       2,003,000
  1,000,000     Midland County Hospital District Revenue, Midland Memorial Hospital, 7.50%, 06/01/16 ..........       1,062,220
                Montgomery County Library, Refunding, FGIC Insured, 6.75%,
    775,000        09/01/10 ...................................................................................         837,853
    825,000        09/01/11 ...................................................................................         887,816

                North Central Health Facility Developement Corp. Revenue, Refunding, C. C. Young Memorial Home
                 Project,
$ 1,530,000        6.30%, 02/15/15 ............................................................................     $ 1,533,519
  2,785,000        6.375%, 02/15/20 ...........................................................................       2,790,292
    285,000     North Harris County, Junior College District, FGIC Insured, 7.20%, 08/15/10 ...................         307,028
  1,000,000     Panhandle-Plains Higher Education Authority, Inc., Student Loan Revenue, Series B, 8.75%, 06/01/23    1,048,960
  3,000,000     Red River Authority, PCR, Refunding, West Texas Utilities Co., Public Service Co., Oklahoma Central
                 Power and Light Co., MBIA Insured, 6.00%, 06/01/20 ...........................................       3,081,120
                Sabine River Authority, PCR, Refunding,
  1,200,000        Collateralized, Texas Utilities Electric Co. Project, FGIC Insured, 6.55%, 10/01/22 ........       1,283,412
  5,000,000        Southwestern Electric Power, MBIA Insured, 6.10%, 04/01/18 .................................       5,195,550
                San Antonio Electric and Gas Revenue, Refunding, 7.00%,
    100,000        02/01/09 ...................................................................................         105,945
    150,000        Pre-Refunded, 02/01/09 .....................................................................         159,969
  3,000,000     San Antonio Hotel Occupancy Revenue, Henry B. Gonzalez Convention Center Project, FGIC Insured,
                 5.70%, 08/15/26 ..............................................................................       2,970,300
     20,000     San Antonio Sewer Improvement Revenue, Prior Lien, Pre-Refunded, 7.90%, 05/01/14 ..............          20,435
                San Antonio Water Revenue,
    300,000        Prior Lien, Refunding, Series A, Pre-Refunded, 7.35%, 05/01/07 .............................         316,389
  3,000,000        Refunding & Improvement, MBIA Insured, 5.60%, 05/15/21 .....................................       2,952,840
    350,000     South Padre Island, Certificate of Obligation, Pre-Refunded, 7.875%, 03/01/10 .................         384,227
     50,000     Texarkana Health Facilities Development Corp., Hospital Revenue, Refunding & Improvement,
                 Wadley Regional Medical Center Project, 8.50%, 10/01/12 ......................................          51,616
    500,000     Texas City IDC, Marine Terminal Revenue, Refunding, Arco Pipe Line Co. Project, 7.375%, 10/01/20        619,140
      5,000     Texas HFA, SFMR, 03/01/16, Series 1987-B, 8.20%, 03/01/16 .....................................           5,130
  1,410,000     Texas Housing Agency, Residential Development Revenue, Series A, 7.60%, 07/01/16 ..............       1,469,685
  1,650,000     Texas State Department of Housing and Community Affairs, HMR, Refunding, Series A, GNMA Secured,
                 6.95%, 07/01/23 ..............................................................................       1,736,510
  1,000,000     Texas State GO, Veterans Housing Assistance Fund I, Refunding, Series A, 6.15%, 12/01/25 ......       1,023,560
  1,565,000     Texas State Higher Education Coordinating Board, College Student Loan Revenue, Senior Lien, 7.70%,
                 10/01/25 .....................................................................................       1,648,681
                Texas State Turnpike Authority Revenue, Dallas North Tollway, Pre-Refunded, 7.125%, 01/01/15,
    225,000        Series 1989 ................................................................................         235,721
  1,000,000        Series 1990, AMBAC Insured..................................................................       1,072,000
     50,000     Texas State Turnpike Authority Revenue, Mountain Creek Lake Bridge, 7.00%, 01/01/07 ...........          51,525
  3,275,000     Texas Water Development Board Revenue, State Revolving, Senior Lien, Series A, 5.75%, 07/15/16        3,322,062
    945,000     Texas Water Resources Finance Authority Revenue, 7.625%, 08/15/08 .............................       1,009,884
     80,000     Travis County HFC, SFMR, GNMA Secured, 8.20%, 04/01/22 ........................................          82,896
    250,000     Trinity River Authority, Tex Big Bear Creek Interceptor, System Control, MBIA Insured, Pre-Refunded,
                 7.40%, 02/01/09 ..............................................................................         270,232
                University of Texas Revenues, Refunding, Financing System,
    665,000        Series A, 7.00%, 08/15/07 ..................................................................         741,328
  1,300,000        Series B, 6.75%, 08/15/13 ..................................................................       1,415,921
    500,000     Waco Health Facilities Development Corp., Hospital Revenue, Hillcrest Baptist Medical Center Project,
                 MBIA Insured, 7.125%, 09/01/14 ...............................................................         551,354
    160,000     Webb County GO, Limited Tax, FSA Insured, Pre-Refunded, 7.25%, 02/15/09 .......................         169,474
  1,000,000     West Side Calhoun County Navigation District, Solid Waste Disposal Revenue, Union Carbide Chemical
                 and Plastics Co. Project, 8.20%, 03/15/21 ....................................................       1,107,050
     50,000     Wichita County, Wichita Falls General Hospital Revenue, Refunding, 7.50%, 09/01/09 ............          51,553
  1,000,000     Wylie GO, ISD, Taylor County, Refunding, 7.00%, 08/15/24 ......................................       1,165,610
    200,000     Ysleta GO, ISD, Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.10%, 08/15/05 ...................         213,813
                                                                                                                   ------------
                      Total Long Term Investments (Cost $118,214,714)..........................................     125,082,777
                                                                                                                   ------------
                aShort Term Investments  0.6%..................................................................
$   200,000     Nueces River Authority PCR, DATES, Reynolds Metals Co. Project, Refunding, Daily VRDN and Put,
                 3.50%, 12/01/99 ..............................................................................       $ 200,000
    600,000     Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                 2.95%, 12/01/15 ..............................................................................         600,000
                                                                                                                   ------------
                      Total Short Term Investments (Cost $800,000).............................................         800,000
                                                                                                                   ------------
                          Total Investments (Cost $119,014,714)  98.8%.........................................     125,882,777
                          Other Assets and Liabilities, Net  1.2%..............................................       1,469,231
                                                                                                                   ------------
                          Net Assets   100.0% .................................................................    $127,352,008
                                                                                                                   ============


                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $119,014,714 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost.................................................................     $ 6,937,064
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ................................................................         (69,001)
                                                                                                                   ------------
                  Net unrealized appreciation..................................................................     $ 6,868,063
                                                                                                                   ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
DATES    - Demand Adjustable Tax-Exempt Securities
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Agency/Authority
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
IDC      - Industrial Development Corp.
ISD      - Independent School District
MBIA     - Municipal Bond Investors Assurance Corp.
MUD      - Municipal Utility District
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate). bSee Note 1 (g) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, February 28, 1997


    Face                                                                                                               Value
   Amount       Franklin Virginia Tax-Free Income Fund                                                               (Note 1)
                Long Term Investments  97.4%
$  5,000,000    Albermarle County IDA Revenue, Refunding, Martha Jefferson Hospital, 5.875%, 10/01/13 .........     $ 5,071,950
   1,125,000    Albermarle County IDA Revenue, University of Virigina Health Services Foundation, 6.50%, 10/01/22     1,166,366
   1,690,000    Alexandria IDA Revenue, Alexandria/Arlington Waste Resource Recovery, 7.40%, 01/01/08 .........       1,708,675
   2,085,000    Arlington County GO, 6.00%, 08/01/13 ..........................................................       2,202,948
   2,000,000    Arlington County IDA, Hospital Facility Revenue, Arlington Hospital, Series A, Pre-Refunded, 7.125%,
                 09/01/21 .....................................................................................       2,257,060
     100,000    Ashland GO, Refunding, Pre-Refunded, 7.75%, 08/01/12 ..........................................         107,319
                Augusta County IDA Revenue, Augusta Hospital Corp. Project,
   1,000,000       AMBAC Insured, 6.625%, 09/01/12 ............................................................       1,089,490
   2,000,000       Pre-Refunded, 7.00%, 09/01/21 ..............................................................       2,242,620
   1,230,000    Blacksburg Polytechnic Institute, Sanitation Authority Sewer System Revenue, 6.25%, 11/01/12 ..       1,276,002
     950,000    Campbell County Utilities Services Authority, Water and Sewer Revenue, MBIA Insured, Pre-Refunded,
                 7.25%, 10/01/19 ..............................................................................       1,039,424
   2,000,000    Charlottesville IDA Revenue, Martha Jefferson Hospital, Pre-Refunded, 7.375%, 10/01/20 ........       2,239,440
                Chesapeake Hospital Authority Facilities, Revenue, Chesapeake General Hospital,
   2,500,000       8.20%, 07/01/05 ............................................................................       2,779,350
     450,000       MBIA Insured, Pre-Refunded, 7.625%, 07/01/18 ...............................................         481,127
     235,000    Chesapeake IDA, Nursing Home Revenue, Sentara Life Care Corp. Project, 8.00%, 11/01/17 ........         251,309
   3,940,000    Chesapeake IDA, Public Facilities, Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%,
                 06/01/12 .....................................................................................       4,118,521
      50,000    Chesapeake Water and Sewer System Revenue, Pre-Refunded, 7.75%, 07/01/17 ......................          51,675
   5,000,000    Covington-Alleghany County IDA, PCR, Refunding, Westvaco Corp. Project, 6.65%, 09/01/18 .......       5,434,950
   2,000,000    Danville COP, Social Services, 7.625%, 04/01/13 ...............................................       2,190,500
                Danville GO, Series 1991, 6.75%,
     655,000       02/01/10 ...................................................................................         703,555
     705,000       02/01/11 ...................................................................................         755,957
   5,000,000    Danville IDA, Hospital Revenue, Danville Regional Medical Center, Refunding, FGIC Insured, 6.50%,
                 10/01/24 .....................................................................................       5,351,950
     500,000    Danville IDA, Solid Waste Disposal Revenue, International Paper Co., 6.50%, 03/01/19 ..........         525,860
   1,000,000    Fairfax County EDA, Parking Revenue, Huntington Metrorail, 7.00%, 09/01/10 ....................       1,084,490
   1,500,000    Fairfax County EDA, Resource Recovery Revenue, Ogden Martin System of Fairfax, Inc. Project,
                 Series 1988-A, 7.75%, 02/01/11 ...............................................................       1,614,075
   5,000,000    Fairfax County IDA Revenue, Health Care, Inova Health System Project, 6.00%, 08/15/26 .........       5,099,350
                Fairfax County Redevelopment and Housing Authority, MFHR,
   4,700,000       Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 ......................................       4,898,105
   1,000,000       Refunding, Paul Spring Center, Series A, FHA Insured, 5.90%, 06/15/17 ......................       1,007,930
   1,000,000       Refunding, Paul Spring Center, Series A, FHA Insured, 6.00%, 12/15/28 ......................       1,007,880
   6,500,000    Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 07/15/28 ..................................       6,653,725
   2,040,000    Frederick County IDA Lease Revenue, Government Complex Facilities Project, MBIA Insured, 6.50%,
                 12/01/09 .....................................................................................       2,230,291
     250,000    Frederick Winchester Sewer Service Authority Revenue, Refunding, AMBAC Insured, Pre-Refunded,
                 7.20%, 10/01/08 ..............................................................................         273,230
     165,000    Fredericksburg IDA Revenue, Crossover Refunding, Mary Washington Hospital, AMBAC Insured,
                 Pre-Refunded, 7.80%, 07/01/14 ................................................................         176,781
      25,000    Front Royal and Warren County IDA Revenue, Refunding, Mortgage, Heritage Hall No. 13, FHA Insured,
                 8.25%, 07/15/05 ..............................................................................          25,931
                Guam Airport Authority Revenue, Series A, Refunding,
     830,000       6.375%, 10/01/10 ...........................................................................         859,000
   1,000,000       6.50%, 10/01/23 ............................................................................       1,031,710
   3,000,000    Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric Cooperative Project, 6.50%,
                 12/01/12 .....................................................................................       3,161,580

                Hampton Museum Revenue, Pre-Refunded, 01/01/14,
$  1,200,000       Series 1989, 7.50%..........................................................................     $ 1,294,224
   1,000,000       Series 1990, 7.30%..........................................................................       1,096,580
   1,100,000    Hampton Redevelopment and Housing Authority, Senior Living Association Revenue, Refunding,
                 Series 1996-A, GNMA Secured, 6.00%, 01/20/26 .................................................       1,114,828
   1,500,000    Hampton Roads Medical College General Revenue, Refunding, Series A, 6.875%, 11/15/16 ..........       1,601,610
  10,000,000    Hampton Roads Regional Jail Authority, Regional Jail Facilities Revenue, Series A, MBIA Insured,
                 5.00%, 07/01/28 ..............................................................................       9,104,000
   3,500,000    Hampton Roads Sanitation District, Primary Pledge Sewer Revenue, Pre-Refunded, 7.20%, 07/01/09        3,805,480
   1,000,000    Hanover County IDA, Hospital Revenue, Bon Secours Health Systems Projects, MBIA Insured, 5.50%,
                 08/15/25 .....................................................................................         961,090
   1,275,000    Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 02/01/26 ..................       1,200,961
     275,000    Henrico County IDA, Hospital Facilities Revenue, Bon Secours Health System, St. Mary's Hospital,
                 Series A, Pre-Refunded, 7.875%, 08/15/18 .....................................................         296,007
     250,000    Henrico County IDA Revenue, Bon Secours, Maryview Nursing Center, Series B, Pre-Refunded,
                 7.625%, 08/15/18 .............................................................................         268,228
   1,250,000    Leesburg Utilities System Revenue, MBIA Insured, 6.30%, 07/01/17 ..............................       1,321,813
                Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured, 5.80%,
   2,000,000       06/01/20 ...................................................................................       2,012,060
   3,000,000       06/01/26 ...................................................................................       3,018,090
                Loudoun County Sanitation Authority, Water and Sewer Revenue,
     650,000       AMBAC Insured, Pre-Refunded, 7.50%, 01/01/10 ...............................................         701,636
   1,500,000       Refunding, FGIC Insured, 5.125%, 01/01/26 ..................................................       1,384,470
   3,500,000       Series 96, FGIC Insured, 5.25%, 01/01/26 ...................................................       3,292,170
   1,000,000       Series 96, FGIC Insured, 5.25%, 01/01/30 ...................................................         937,660
     190,000    Lynchburg IDA, Hospital Facilities Revenue, Refunding, First Mortgage, Central Health, Inc., 8.125%,
                 01/01/16 .....................................................................................         200,591
   1,000,000    Lynchburg Redevelopment and Housing Authority Revenue, Refunding, Waldon Pond III, Series A,
                 GNMA Secured, 6.20%, 07/20/27 ................................................................       1,028,280
      50,000    Manassas GO, Series 1988-A, 7.20%, 03/01/06 ...................................................          51,000
     500,000    Manassas IDA, Hospital Revenue, Prince William Hospital, Pre-Refunded, 8.125%, 04/01/19 .......         548,235
   1,180,000    Martinsville IDA, Hospital Facility Revenue, Memorial Hospital of Martinsville and Henry, 7.00%,
                 01/01/11 .....................................................................................       1,233,938
   4,500,000    Mecklenburg County IDA Revenue, Exempt Facility, Series A, 7.35%, 05/01/08 ....................       4,786,470
   1,000,000    Metropolitan Washington D.C. Airports, General Airport Authority Revenue, Series A, 7.60%, 10/01/14   1,093,910
   3,000,000    Newport News IDA, Mortage Revenue, Mennowood Communities, Inc., GNMA Secured, Series A,
                 6.25%, 08/01/36 ..............................................................................       3,080,610
   2,075,000    Norfolk GO, MBIA Insured, 5.75%, 06/01/14 .....................................................       2,125,568
                Norfolk IDA Revenue,
      50,000       Children's Hospital of the Kings' Daughters, Inc., Series A, 8.375%, 06/01/12 ..............          51,436
   3,000,000       Children's Hospital of the Kings' Group, Inc., AMBAC Insured, Pre-Refunded, 7.00%, 06/01/11        3,354,450
      20,000       Medical Center Hospital Project, Series A, 7.00%, 11/01/07 .................................          20,358
      30,000       Medical Center Hospital Project, Series A, Pre-Refunded, 7.00%, 11/01/07 ...................          30,663
   4,475,000    Norfolk Parking System Revenue, MBIA Insured, 5.55%, 02/01/27 .................................       4,360,082
                Norfolk Water Revenue,
   1,500,000       AMBAC Insured, 5.375%, 11/01/23 ............................................................       1,429,515
   5,000,000       MBIA Insured, 5.875%, 11/01/20 .............................................................       5,100,700
   5,900,000       MBIA Insured, 5.90%, 11/01/25 ..............................................................       6,006,849
     360,000    Northern Virginia Transportation District Commission, Commuter Rail Revenue, Railway Express
                 Project, FSA Insured, 7.00%, 07/01/05 ........................................................         391,446
   1,000,000    Peninsula Airport Commission Revenue, Airport Improvement, 7.25%, 07/15/11 ....................       1,087,200
   5,480,000    Peninsula Ports Authority, Coal Terminal Revenue, Refunding, Coal Terminal Association Project,
                 7.375%, 06/01/20 .............................................................................       5,858,339
$     50,000    Peninsula Ports Authority, Hospital Facility Revenue, Refunding, Whittaker Memorial Hospital Project,
                 FHA Insured, 8.70%, 08/01/23 .................................................................        $ 51,714
   6,000,000    Peninsula Ports Authority Revenue, Refunding, Riverside Health System Project, Series A, 6.625%,
                 07/01/18 .....................................................................................       6,349,860
      50,000    Portsmouth Public Utility, GO, Refunding, Pre-Refunded, 7.50%, 11/01/12 .......................          52,487
   5,500,000    Prince William County Service Authority, Water and Sewer Systems Revenue, FGIC Insured, 6.00%,
                 07/01/29 .....................................................................................       5,582,885
   1,000,000    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, Pre-Refunded, 7.90%,
                 07/01/07 .....................................................................................       1,074,030
                Puerto Rico Commonwealth GO,
      10,000       Public Improvement, Refunding, 7.125%, 07/01/02 ............................................          10,294
       5,000       Public Improvement, Refunding, Pre-Refunded, 7.125%, 07/01/02 ..............................           5,160
      75,000       Public Improvement, Series A, Pre-Refunded, 7.75%, 07/01/13 ................................          80,409
   1,000,000       Series 1990, Pre-Refunded, 7.30%, 07/01/20 .................................................       1,114,180
   2,000,000    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 6.00%,
                 07/01/22 .....................................................................................       2,034,320
                Puerto Rico Commonwealth Highway Authority Revenue, Pre-Refunded,
     225,000       Series P, 8.125%, 07/01/13 .................................................................         242,152
   1,000,000       Series Q, 8.00%, 07/01/18 ..................................................................       1,134,010
   2,000,000       Series R, 7.20%, 07/01/01 ..................................................................       2,215,620
      25,000    Puerto Rico Commonwealth IDC, General Purpose Revenue, 8.00%, 01/01/03 ........................          25,124
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
     350,000       7.90%, 07/01/07 ............................................................................         371,581
     750,000       7.75%, 07/01/08 ............................................................................         794,820
                Puerto Rico Electric Power Authority Revenue,
      55,000       Refunding, Series L, Pre-Refunded, 8.40%, 07/01/15 .........................................          56,965
     600,000       Refunding, Series M, Pre-Refunded, 8.00%, 07/01/08 .........................................         644,778
   1,500,000       Refunding, Series Z, 5.25%, 07/01/21 .......................................................       1,394,880
   1,500,000       Series P, Pre-Refunded, 7.00%, 07/01/21 ....................................................       1,686,195
                Puerto Rico HFC,
   2,460,000       MFMR, Portfolio A, Series 1, 7.50%, 04/01/22 ...............................................       2,592,348
      20,000       Revenue, FHA Mortgage Insured, Sixth Portfolio, Section 8, Pre-Refunded, 7.75%, 12/01/26 ...          24,007
     290,000    Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...............         305,451
                Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
     300,000       Baxter Travenol Labs., Series A, 8.00%, 09/01/12 ...........................................         323,514
     250,000       Upjohn Co. Project, 7.50%, 12/01/23 ........................................................         270,470
     185,000    Puerto Rico Municipal Finance Agency, Series A, 8.25%, 07/01/08 ...............................         197,948
     175,000    Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Series H, Pre-Refunded, 7.875%,
                 07/01/16 .....................................................................................         181,018
   5,000,000    Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 01/01/22 ................       5,101,250
                Richmond Metropolitan Authority, Expressway Revenue,
   2,000,000       AMBAC Insured, 7.00%, 10/15/13 .............................................................       2,126,380
   2,500,000       Refunding, Series A, FGIC Insured, 6.375%, 07/15/16 ........................................       2,644,675
   5,000,000       Series B, FGIC Insured, 6.25%, 07/15/22 ....................................................       5,202,600
     175,000    Richmond Public Utilities Revenue, Series A, Pre-Refunded, 8.00%, 01/15/18 ....................         184,930
   3,000,000    Roanoke IDA Revenue, Roanoke Memorial Hospital, Pre-Refunded, 7.50%, 07/01/20 .................       3,346,080
   4,250,000    South Boston IDA Revenue, Halifax-Community Hospital, Inc. Project, 7.375%, 09/01/11 ..........       4,512,778
     895,000    Staunton IDA, Facilities Revenue, Mary Baldwin College, Series B, Pre-Refunded, 8.00%, 11/01/17       1,025,518
     200,000    Suffolk County GO, Series 1988, Pre-Refunded, 7.40%, 08/01/05 .................................         207,126
     325,000    Suffolk IDA Revenue, Louise Obici Memorial Hospital, 7.875%, 01/01/05 .........................         342,375
      50,000    Virginia Beach Development Authority, General Hospital Facility Revenue, Series A, Pre-Refunded,
                 8.75%, 12/01/17 ..............................................................................          52,830

                Virginia College Building Authority, Educational Facilities Revenue,
$    750,000       Hampton University Project, Series A, Pre-Refunded, 7.75%, 04/01/14 ........................       $ 817,605
   1,750,000       Marymount University Project, 7.00%, 07/01/22 ..............................................       1,856,523
   2,345,000       Refunding, Washington and Lee University Project, 5.75%, 01/01/19 ..........................       2,347,978
   3,500,000       Refunding, Washington and Lee University Project, 5.80%, 01/01/24 ..........................       3,504,445
   1,000,000       Twenty-first Century College Program, 5.25%, 08/01/16 ......................................         966,870
     175,000    Virginia Education Loan Authority, Guaranteed, Student Loan Program Revenue, Series B,
                 Pre-Refunded, 8.00%, 03/01/04 ................................................................         185,260
     900,000    Virginia Polytechnic Institute Revenue, Dormitory and Dining Hall, MBIA Insured, 7.00%, 06/01/09        960,426
     400,000    Virginia Port Authority Revenue, Commonwealth Port Fund, 8.20%, 07/01/08 ......................         427,044
                Virginia State HDA, Commonwealth Mortgage,
   1,000,000       Series A, 7.10%, 01/01/17 ..................................................................       1,047,630
   5,500,000       Series A, 7.15%, 01/01/33 ..................................................................       5,746,015
       5,000       Series A-1, 8.10%, 01/01/17 ................................................................           5,158
   5,000,000       Series B-1, 7.20%, 07/01/17 ................................................................       5,405,700
     250,000       Series B-3, 7.375%, 07/01/17 ...............................................................         261,475
   2,000,000       Series B-3, 6.80%, 01/01/27 ................................................................       2,098,520
   5,000,000       Series B-4, 6.85%, 07/01/17 ................................................................       5,194,150
   1,000,000       Series B-4, 6.55%, 01/01/17 ................................................................       1,046,300
   2,000,000       Series C, Sub-Series C-3, 6.00%, 01/01/17 ..................................................       2,034,320
   5,000,000       Series D-1, 6.40%, 07/01/17 ................................................................       5,162,550
   1,500,000       Series D-2, 7.35%, 07/01/17 ................................................................       1,554,360
   1,000,000       Series D-3, 7.375%, 07/01/17 ...............................................................       1,045,380
   2,000,000       Series H-2, 6.55%, 01/01/27 ................................................................       2,070,780
   9,000,000    Virginia State HDA, MF, Series F, 7.10%, 05/01/13 .............................................       9,540,090
   2,000,000    Virginia State Resources Authority, Sewer System Revenue, Refunding, Harrisonburg Rockingham
                 Region, Series A, 6.00%, 05/01/22 ............................................................       2,037,860
                Virginia State Resources Authority, Water and Sewer System Revenue,
   1,000,000       Lot #7, Rapidan Service Authority, 7.125%, 10/01/16 ........................................       1,061,180
     400,000       Pooled Loan Program, Series A, 7.35%, 11/01/16 .............................................         419,808
     100,000       Pooled Loan Program, Series A, 7.45%, 11/01/16 .............................................         105,062
     100,000       Pooled Loan Program, Series A, 7.85%, 11/01/17 .............................................         109,375
     190,000       Pooled Loan Program, Series A, Pre-Refunded, 7.35%, 11/01/16 ...............................         206,081
                Virginia State Resources Authority, Water System Revenue,
   1,000,000       Refunding, Series A, 6.125%, 04/01/19 ......................................................       1,019,320
      85,000       Series 1988, Pre-Refunded, 7.875%, 10/01/18 ................................................          91,767
                Virginia State Transportation Board, Transportation Contract Revenue,
   9,000,000       Refunding, U.S. Route 28 Project, 6.50%, 04/01/18 ..........................................       9,488,610
     475,000       U.S. Route 28 Project, Pre-Refunded, 7.80%, 03/01/16 .......................................         502,896
   2,500,000       U.S. Route 58 Corridor Development Program, 6.00%, 05/15/19 ................................       2,540,900
   3,295,000    Washington County IDA, College Facilities Revenue, Emory and Henry College Project, 6.375%,
                 04/01/23 .....................................................................................       3,400,571
   3,000,000    Washington County IDA, Hospital Facilities Revenue, First Mortgage, Johnston Memorial Hospital,
                 7.00%, 07/01/22 ..............................................................................       3,231,060
   5,450,000    West Point IDA, Solid Waste Disposal Revenue, Refunding, Chesapeake Corp. Project, Series B,
                 6.25%, 03/01/19 ..............................................................................       5,627,561
   2,000,000    Winchester IDA, Educational Facilities Revenue, Refunding, First Mortgage, Shenandoah University
                 Project, Asset Guaranteed, 6.80%, 10/01/24 ...................................................       2,193,500
                                                                                                                   ------------
                      Total Long Term Investments (Cost $271,376,029)..........................................     286,297,565
                                                                                                                   ------------

                aShort Term Investments  0.9%..................................................................
$    100,000    Hopewell IDA Revenue, Various Exempt Facilities, Hadson Power Plant 13-A, Daily VRDN and Put,
                 3.60%, 04/01/15 ..............................................................................       $ 100,000
   2,500,000    Peninsula Ports Authority Revenue Updates, Refunding, Port Facility, Shell Oil Co., Series A, Daily
                 VRDN and Put, 3.50%, 12/01/05 ................................................................       2,500,000
                                                                                                                   ------------
                      Total Short Term Investments (Cost $2,600,000) ..........................................       2,600,000
                                                                                                                   ------------
                          Total Investments (Cost $273,976,029)  98.3%.........................................     288,897,565
                          Other Assets and Liabilities, Net  1.7%..............................................       4,948,373
                                                                                                                   ------------
                          Net Assets  100.0% ..................................................................    $293,845,938
                                                                                                                   ============


                At Feburary 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $273,976,029 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ................................................................    $ 15,016,115
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ................................................................         (94,579)
                                                                                                                   ------------
                  Net unrealized appreciation .................................................................    $ 14,921,536
                                                                                                                   ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
EDA      - Economic Development Authority
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority
HFC      - Housing Financial Corp.

IDA      - Industrial Development Authority
IDC      - Industrial Development Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.


FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
February 28, 1997


                                                    Franklin        Franklin          Franklin       Franklin        Franklin
                                                     Alabama         Florida           Georgia       Kentucky        Louisiana
                                                    Tax-Free        Tax-Free          Tax-Free       Tax-Free        Tax-Free
                                                   Income Fund     Income Fund       Income Fund    Income Fund     Income Fund
                                                   ----------      -----------       ----------      ---------      ----------
Assets:
 Investments in securities:
  At identified cost ........................     $185,249,086   $1,370,694,454     $134,546,197    $42,245,271    $107,342,441
                                                   ==========      ===========       ==========      =========      ==========
  At value ..................................      195,447,292    1,453,483,244      142,293,046     44,115,385     114,232,728
 Cash .......................................          521,012        1,035,967          254,660         36,769         107,196
 Receivables:
  Interest ..................................        3,445,682       27,025,010        2,082,379        639,494       1,903,164
  Investment securities sold ................               --               --               --      1,625,271              --
  Capital shares sold .......................          216,120        3,508,264          147,061            818         200,739
                                                   ----------      -----------       ----------      ---------      ----------
      Total assets ..........................      199,630,106    1,485,052,485      144,777,146     46,417,737     116,443,827
                                                   ----------      -----------       ----------      ---------      ----------
Liabilities:
 Payables:
  Investment securities purchased:
   When-issued basis (Note 1) ...............               --               --               --      1,999,018              --
  Distributions payable to shareholders .....          265,142        2,075,278          241,710         58,565         157,618
  Capital shares repurchased ................           75,199          455,954           38,741         56,399         211,093
  Management fees ...........................           93,357          575,957           70,581          3,997          58,747
  Distribution fees .........................           32,846          199,759           25,135          5,489          20,255
  Shareholder servicing costs ...............            6,819           44,688            5,540          1,510           3,955
 Accrued expenses and other liabilities .....            8,406           58,210            8,088          4,095           6,885
                                                   ----------      -----------       ----------      ---------      ----------
      Total liabilities .....................          481,769        3,409,846          389,795      2,129,073         458,553
                                                   ----------      -----------       ----------      ---------      ----------
Net assets, at value ........................     $199,148,337   $1,481,642,639     $144,387,351    $44,288,664    $115,985,274
                                                   ==========      ===========       ==========      =========      ==========
Net assets consist of:
 Undistributed net investment income ........        $ 278,329      $ 1,660,453         $ 29,370       $ 29,569       $ 294,774
 Net unrealized appreciation on investments .       10,198,206       82,788,790        7,746,849      1,870,114       6,890,287
 Accumulated net realized gain (loss) from
 investments ................................          677,276       (4,386,987)        (917,678)    (1,145,431)     (2,454,261)
 Class I capital shares .....................      182,361,327    1,378,100,590      133,078,772     43,534,412     108,267,022
 Class II capital shares ....................        5,633,199       23,479,793        4,450,038             --       2,987,452
                                                   ----------      -----------       ----------      ---------      ----------
 Net assets, at value .......................     $199,148,337   $1,481,642,639     $144,387,351    $44,288,664    $115,985,274
                                                   ==========      ===========       ==========      =========      ==========
Class I shares:
 Net assets, at value .......................     $193,465,737   $1,458,086,732     $139,903,247    $44,288,664    $112,981,359
                                                   ==========      ===========       ==========      =========      ==========
 Shares outstanding .........................       16,495,571      125,815,973       11,792,161      4,006,855       9,984,603
                                                   ==========      ===========       ==========      =========      ==========
 Net asset value per share* .................           $11.73           $11.59           $11.86         $11.05          $11.32
                                                   ==========      ===========       ==========      =========      ==========
 Maximum offering price per share (100/95.75
 of net asset value per share) ..............           $12.25           $12.10           $12.39         $11.54          $11.82
                                                   ==========      ===========       ==========      =========      ==========
Class II shares:
 Net assets, at value .......................       $5,682,600      $23,555,907       $4,484,104           --        $3,003,915
                                                   ==========      ===========       ==========      =========      ==========
 Shares outstanding .........................          482,597        2,018,521          376,236           --           264,131
                                                   ==========      ===========       ==========      =========      ==========
 Net asset value per share* .................           $11.78           $11.67           $11.92           --            $11.37
                                                   ==========      ===========       ==========      =========      ==========
 Maximum offering price per share (100/99 of
 net asset value per share) .................           $11.90           $11.79           $12.04           --            $11.48
                                                   ==========      ===========       ==========      =========      ==========
*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                                                     Franklin        Franklin         Franklin        Franklin       Franklin
                                                     Maryland        Missouri      North Carolina       Texas        Virginia
                                                     Tax-Free        Tax-Free         Tax-Free        Tax-Free       Tax-Free
                                                    Income Fund     Income Fund      Income Fund     Income Fund    Income Fund
                                                    ----------      ----------       ----------      ----------     ----------
Assets:
 Investments in securities:
  At identified cost ...........................   $178,094,312     $261,859,986    $257,914,999    $119,014,714    $273,976,029
                                                    ==========      ==========       ==========      ==========     ==========
  At value .....................................    187,077,172      274,817,564     270,793,345     125,882,777     288,897,565
 Cash ..........................................        331,652          147,623         600,149          98,195         282,395
 Receivables:
  Interest .....................................      3,248,942        4,307,752       4,356,095       1,997,342       4,572,463
  Investment securities sold ...................             --               --              --       3,412,548              --
  Capital shares sold ..........................        573,756          461,668         362,108         247,339         752,326
                                                    ----------      ----------       ----------      ----------     ----------
      Total assets .............................    191,231,522      279,734,607     276,111,697     131,638,201     294,504,749
                                                    ----------      ----------       ----------      ----------     ----------
Liabilities:
 Payables:
  Investment securities purchased:
   When-issued basis (Note 1) ..................             --        4,711,321       4,995,163       4,015,834              --
  Distributions payable to shareholders ........        248,724          354,787         338,841         178,610         386,349
  Capital shares repurchased ...................        525,266          637,743           6,007             300          71,047
  Management fees ..............................         89,783          123,730         122,192          63,484         130,941
  Distribution fees ............................         31,221           26,263          43,772          16,050          45,574
  Shareholder servicing costs ..................          8,203           10,280           9,350           4,574          10,813
 Accrued expenses and other liabilities ........          9,527           11,153          10,895           7,341          14,087
                                                    ----------      ----------       ----------      ----------     ----------
      Total liabilities ........................        912,724        5,875,277       5,526,220       4,286,193         658,811
                                                    ----------      ----------       ----------      ----------     ----------
Net assets, at value ...........................   $190,318,798     $273,859,330    $270,585,477    $127,352,008    $293,845,938
                                                    ==========      ==========       ==========      ==========     ==========
Net assets consist of:
 Undistributed net investment income ...........       $ 42,905        $ 548,705       $ 137,710        $ 51,160       $ 533,631
 Net unrealized appreciation on investments....       8,982,860       12,957,578      12,878,346       6,868,063      14,921,536
 Accumulated net realized gain (loss) from
 investments ...................................       (255,042)         196,677      (3,117,716)        347,091         856,652
 Class I capital shares ........................    176,504,294      255,887,674     251,166,272     119,338,160     270,891,953
 Class II capital shares .......................      5,043,781        4,268,696       9,520,865         747,534       6,642,166
                                                    ----------      ----------       ----------      ----------     ----------
 Net assets, at value ..........................   $190,318,798     $273,859,330    $270,585,477    $127,352,008    $293,845,938
                                                    ==========      ==========       ==========      ==========     ==========
Class I shares:
 Net assets, at value ..........................   $185,234,414     $269,564,024    $260,978,544    $126,612,398    $287,171,918
                                                    ==========      ==========       ==========      ==========     ==========
 Shares outstanding ............................     16,347,421       22,789,317      22,245,981      11,131,224      24,653,916
                                                    ==========      ==========       ==========      ==========     ==========
 Net asset value per share* ....................         $11.33           $11.83          $11.73          $11.37          $11.65
                                                    ==========      ==========       ==========      ==========     ==========
 Maximum offering price per share (100/95.75 of
 net asset value per share) ....................         $11.83           $12.36          $12.25          $11.87          $12.17
                                                    ==========      ==========       ==========      ==========     ==========
Class II shares:
 Net assets, at value ..........................    $ 5,084,384      $ 4,295,306     $ 9,606,933       $ 739,610     $ 6,674,020
                                                    ==========      ==========       ==========      ==========     ==========
 Shares outstanding ............................        445,910          362,419         814,708          64,374         569,870
                                                    ==========      ==========       ==========      ==========     ==========
 Net asset value per share* ....................         $11.40           $11.85          $11.79          $11.49          $11.71
                                                    ==========      ==========       ==========      ==========     ==========
 Maximum offering price per share (100/99 of net
 asset value per share) ........................         $11.52           $11.97          $11.91          $11.61          $11.83
                                                    ==========      ==========       ==========      ==========     ==========


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statements of Operations
for the year ended February 28, 1997

                                                           Franklin        Franklin       Franklin      Franklin      Franklin
                                                            Alabama         Florida        Georgia      Kentucky      Louisiana
                                                           Tax-Free        Tax-Free       Tax-Free      Tax-Free      Tax-Free
                                                          Income Fund     Income Fund    Income Fund   Income Fund   Income Fund
                                                           ---------       ---------      --------      --------      ---------

Investment income:
 Interest .............................................   $12,069,094    $89,318,577     $8,551,082    $2,476,586    $7,383,958
                                                           ---------       ---------      --------      --------      ---------
Expenses:
 Management fees (Note 5) .............................     1,079,285      6,567,507        812,505       260,610       692,158
 Distribution fees - Class I (Note 5) .................       151,869      1,100,030        110,645        35,969        90,409
 Distribution fees - Class II (Note 5) ................        23,892         98,517         19,628            --        15,900
 Shareholder servicing costs (Note 5) .................        55,811        334,082         46,868        12,749        33,201
 Reports to shareholders ..............................        34,178        219,132         27,597         7,777        20,092
 Pricing service fees .................................        14,166         43,026         15,386        11,669        16,143
 Professional fees ....................................         5,757         36,782          4,539         2,034         3,832
 Registration and filing fees .........................         4,978         18,952          4,703         2,659         1,231
 Trustees' fees and expenses ..........................         2,468         18,204          1,830           542         1,463
 Custodian fees .......................................         1,827         12,548          1,300           404         1,061
 Other ................................................         4,190         29,836          3,120            --         1,827
 Management fees waived by manager (Note 5) ...........            --             --             --      (194,355)           --
                                                           ---------       ---------      --------      --------      ---------
      Total expenses ..................................     1,378,421      8,478,616      1,048,121       140,058       877,317
                                                           ---------       ---------      --------      --------      ---------
       Net investment income ..........................    10,690,673     80,839,961      7,502,961     2,336,528     6,506,641
                                                           ---------       ---------      --------      --------      ---------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) .............................       826,032     (1,969,420)       (83,809)     (266,464)      483,603
 Net unrealized appreciation (depreciation) ...........      (664,763)    (7,137,684)        63,481       403,814      (403,628)
                                                           ---------       ---------      --------      --------      ---------
Net realized and unrealized gain (loss) on investments        161,269     (9,107,104)      (20,328)      137,350         79,975
                                                           ---------       ---------      --------      --------      ---------
Net increase in net assets resulting from operations..    $10,851,942    $71,732,857     $7,482,633    $2,473,878    $6,586,616
                                                           =========       =========      ========      ========      =========


                                                           Franklin        Franklin      Franklin      Franklin       Franklin
                                                           Maryland        Missouri   North Carolina     Texas        Virginia
                                                           Tax-Free        Tax-Free      Tax-Free      Tax-Free       Tax-Free
                                                          Income Fund     Income Fund   Income Fund   Income Fund    Income Fund
                                                           ---------       ---------     ---------     ---------      ---------
Investment income:
 Interest .............................................   $11,150,479    $16,161,858    $15,864,070    $8,239,586   $17,609,467
                                                           ---------       ---------     ---------     ---------      ---------
Expenses:
 Management fees (Note 5) .............................     1,033,178      1,416,882      1,410,760       762,188     1,519,947
 Distribution fees - Class I (Note 5) .................       154,173        194,650        206,315        98,032       225,735
 Distribution fees - Class II (Note 5) ................        17,804         17,753         39,092         2,544        28,501
 Shareholder servicing costs (Note 5) .................        68,407         88,613         79,308        38,771        91,883
 Reports to shareholders ..............................        38,069         48,905         46,857        22,763        56,498
 Pricing service fees .................................        13,716         22,169         19,543        16,167        25,166
 Registration and filing fees .........................         7,357          7,299          7,955        12,761         4,259
 Professional fees ....................................         5,544          7,371          7,367         4,198         8,220
 Trustees' fees and expenses ..........................         2,347          3,345          3,332         1,655         3,646
 Custodian fees .......................................         1,810          2,418          2,397         1,218         2,808
 Other ................................................         2,624          2,530          4,322         2,312         4,886
                                                           ---------       ---------     ---------     ---------      ---------
      Total expenses ..................................     1,345,029      1,811,935      1,827,248       962,609     1,971,549
                                                           ---------       ---------     ---------     ---------      ---------
       Net investment income ..........................     9,805,450     14,349,923     14,036,822     7,276,977    15,637,918
                                                           ---------       ---------     ---------     ---------      ---------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) .............................     1,025,103      1,156,378       (187,812)    2,502,380     1,469,868
 Net unrealized depreciation ..........................    (1,388,666)    (2,475,177)      (124,286)   (2,443,895)   (2,766,723)
                                                           ---------       ---------     ---------     ---------      ---------
Net realized and unrealized gain (loss) on investments       (363,563)    (1,318,799)      (312,098)       58,485    (1,296,855)
                                                           ---------       ---------     ---------     ---------      ---------
Net increase in net assets resulting from operations..    $ 9,441,887    $13,031,124    $13,724,724    $7,335,462   $14,341,063
                                                           =========       =========     =========     =========      =========


Statements of Changes in Net Assets
for the years ended February 28, 1997 and February 29, 1996

                                        Franklin Alabama                 Franklin Florida                Franklin Georgia
                                      Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                                     ----------------------          ------------------------         ----------------------
                                      1997            1996            1997             1996             1997           1996
                                   ----------      ----------      -----------      -----------      ----------     ----------
Increase in net assets:
 Operations:
  Net investment income ........   $ 10,690,673   $ 10,196,076     $ 80,839,961     $ 77,913,019     $ 7,502,961    $ 6,882,131
  Net realized gain (loss) from
 security transactions .........        826,032      1,639,699       (1,969,420)       5,260,309         (83,809)       792,584
  Net unrealized appreciation
 (depreciation) on
 investments ...................       (664,763)     4,747,672       (7,137,684)      33,040,146          63,481      2,701,329
                                   ----------      ----------      -----------      -----------      ----------     ----------
      Net increase in net
 assets resulting from
 operations ....................     10,851,942     16,583,447       71,732,857      116,213,474       7,482,633     10,376,044
Distributions to shareholders:
 From undistributed net
 investment income (Note 7):
   Class I .....................    (10,601,182)   (10,122,459)     (81,984,156)     (77,720,760)     (7,369,738)    (6,924,143)
   Class II ....................       (186,416)       (24,970)        (797,622)        (136,954)       (144,408)       (16,079)
Increase in net assets from
 capital share transactions
 (Note 2) ......................     11,441,179     11,155,927      131,507,233       57,810,132      12,703,584     11,508,122
                                   ----------      ----------      -----------      -----------      ----------     ----------
      Net increase in net
 assets........................      11,505,523     17,591,945      120,458,312       96,165,892      12,672,071     14,943,944
Net assets:
 Beginning of year .............    187,642,814    170,050,869    1,361,184,327    1,265,018,435     131,715,280    116,771,336
                                   ----------      ----------      -----------      -----------      ----------     ----------
 End of year ...................   $199,148,337   $187,642,814   $1,481,642,639   $1,361,184,327    $144,387,351   $131,715,280
                                   ==========      ==========      ===========      ===========      ==========     ==========
Undistributed net investment
 income included in net assets:
  Beginning of year ............      $ 375,254      $ 326,607      $ 3,602,270      $ 3,546,965        $ 40,555       $ 98,646
                                   ==========      ==========      ===========      ===========      ==========     ==========
  End of year ..................      $ 278,329      $ 375,254      $ 1,660,453      $ 3,602,270        $ 29,370       $ 40,555
                                   ==========      ==========      ===========      ===========      ==========     ==========


                                             Franklin Kentucky           Franklin Louisiana              Franklin Maryland
                                           Tax-Free Income Fund         Tax-Free Income Fund           Tax-Free Income Fund
                                           --------------------        ----------------------         ----------------------
                                           1997           1996           1997           1996            1997           1996
                                         ---------      ---------     ----------     ----------      ----------     ----------
Increase in net assets:
 Operations:
  Net investment income .............   $ 2,336,528   $ 2,010,309     $ 6,506,641    $ 6,230,184     $ 9,805,450    $ 9,164,640
  Net realized gain (loss) from security
 transactions .......................      (266,464)      (93,203)        483,603        315,845       1,025,103       (339,820)
  Net unrealized appreciation
 (depreciation) on investments ......       403,814     1,657,762        (403,628)     2,327,110      (1,388,666)     6,976,565
                                         ---------      ---------     ----------     ----------      ----------     ----------
      Net increase in net assets
 resulting from operations..........      2,473,878     3,574,868       6,586,616      8,873,139       9,441,887     15,801,385
Distributions to shareholders:
 From undistributed net investment
 income (Note 7):
   Class I ..........................    (2,331,502)   (2,006,847)     (6,387,908)    (6,126,121)     (9,897,629)    (9,178,594)
   Class II .........................            --            --        (129,018)       (13,421)       (136,501)       (14,480)
Increase in net assets from capital
 share transactions (Note 2) ........     5,155,164     4,591,799       7,016,420      1,185,776      14,919,803     16,238,350
                                         ---------      ---------     ----------     ----------      ----------     ----------
      Net increase in net assets ....     5,297,540     6,159,820       7,086,110      3,919,373      14,327,560     22,846,661
Net assets:
 Beginning of year ..................    38,991,124    32,831,304     108,899,164    104,979,791     175,991,238    153,144,577
                                         ---------      ---------     ----------     ----------      ----------     ----------
 End of year ........................   $44,288,664   $38,991,124    $115,985,274   $108,899,164    $190,318,798   $175,991,238
                                         =========      =========     ==========     ==========      ==========     ==========
Undistributed net investment income
 included in net assets:
  Beginning of year .................      $ 24,543      $ 21,081       $ 305,059      $ 214,417       $ 271,585      $ 300,019
                                         =========      =========     ==========     ==========      ==========     ==========
  End of year .......................      $ 29,569      $ 24,543       $ 294,774      $ 305,059        $ 42,905      $ 271,585
                                         =========      =========     ==========     ==========      ==========     ==========


                                                                        Franklin Missouri             Franklin North Carolina
                                                                      Tax-Free Income Fund             Tax-Free Income Fund
                                                                     ----------------------           ----------------------
                                                                      1997            1996             1997            1996
                                                                   ----------      ----------       ----------      ----------
Increase in net assets:
 Operations:
  Net investment income ......................................    $ 14,349,923    $ 13,262,649     $ 14,036,822    $ 12,805,534
  Net realized gain (loss) from security transactions ........       1,156,378       2,429,032         (187,812)         55,992
  Net unrealized appreciation (depreciation) on investments ..      (2,475,177)      7,364,664         (124,286)      7,436,156
                                                                   ----------      ----------       ----------      ----------
      Net increase in net assets resulting from operations ...      13,031,124      23,056,345       13,724,724      20,297,682
Distributions to shareholders:
 From undistributed net investment income (Note 7):
  Class I ....................................................     (14,073,629)    (13,013,408)     (13,584,397)    (12,897,164)
  Class II ...................................................        (133,456)        (22,756)        (284,498)        (33,638)
 From undistributed net realized gain
  Class I ....................................................        (937,804)             --               --              --
  Class II ...................................................         (13,403)             --               --              --
 In excess of net investment income Class I ..................              --              --               --         (30,868)
Increase in net assets from capital share transactions (Note 2)      27,139,782     11,385,029       21,267,874      25,862,266
                                                                   ----------      ----------       ----------      ----------
      Net increase in net assets .............................      25,012,614      21,405,210       21,123,703      33,198,278
Net assets:
 Beginning of year ...........................................     248,846,716     227,441,506      249,461,774     216,263,496
                                                                   ----------      ----------       ----------      ----------
 End of year .................................................    $273,859,330    $248,846,716     $270,585,477    $249,461,774
                                                                   ==========      ==========       ==========      ==========
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  Beginning of year ..........................................       $ 405,867       $ 179,382        $ (30,217)      $ 125,919
                                                                   ==========      ==========       ==========      ==========
  End of year ................................................       $ 548,705       $ 405,867        $ 137,710       $ (30,217)
                                                                   ==========      ==========       ==========      ==========


                                                                         Franklin Texas                  Franklin Virginia
                                                                      Tax-Free Income Fund             Tax-Free Income Fund
                                                                     ----------------------           ----------------------
                                                                      1997            1996             1997            1996
                                                                   ----------      ----------       ----------      ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................     $ 7,276,977     $ 7,632,670     $ 15,637,918    $ 14,937,405
  Net realized gain from security transactions ...............       2,502,380       1,250,561        1,469,868       2,856,048
  Net unrealized appreciation (depreciation) on investments ..      (2,443,895)      2,598,262       (2,766,723)      5,708,436
                                                                   ----------      ----------       ----------      ----------
      Net increase in net assets resulting from operations ...       7,335,462      11,481,493       14,341,063      23,501,889
Distributions to shareholders:
 From undistributed net investment income (Note 7):
  Class I ....................................................      (7,454,483)     (7,659,213)     (15,478,276)    (14,797,398)
  Class II ...................................................         (20,024)         (1,044)        (217,282)        (36,166)
 From undistributed net realized gain:
  Class I ....................................................      (2,155,163)             --          (96,953)             --
  Class II ...................................................         (11,013)             --           (2,027)             --
Increase (decrease) in net assets from capital share transactions
 (Note 2) ....................................................        (123,878)     (4,724,511)      21,853,321       8,813,058
                                                                   ----------      ----------       ----------      ----------
      Net increase (decrease) in net assets ..................      (2,429,099)       (903,275)      20,399,846      17,481,383
Net assets:
 Beginning of year ...........................................     129,781,107     130,684,382      273,446,092     255,964,709
                                                                   ----------      ----------       ----------      ----------
 End of year .................................................    $127,352,008    $129,781,107     $293,845,938    $273,446,092
                                                                   ==========      ==========       ==========      ==========
Undistributed net investment income included in net assets:
 Beginning of year ...........................................       $ 247,882       $ 275,469        $ 591,271       $ 487,430
                                                                   ==========      ==========       ==========      ==========
 End of year .................................................        $ 51,160       $ 247,882        $ 533,631       $ 591,271
                                                                   ==========      ==========       ==========      ==========


The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is an open-end management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of twenty-eight separate funds. This report pertains only to the ten funds (the Funds) included in the accompanying financial statements. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. All funds in this report are diversified except the Franklin Maryland Tax-Free Income Fund. Each fund seeks to provide tax-free income.

All of the funds within this report, except for the Franklin Kentucky Tax-Free Income Fund, offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class. The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Municipal Bonds or Notes with "Puts":

The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average to maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put will be deemed to mature on the first day on which the put may be exercisable.

c. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

d. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

e. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount and premium are amortized as required by the Internal Revenue Code. The Funds normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the day following the receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-dividend date. Monthly dividends are reinvested in additional shares of the Funds, or paid in cash as requested by the shareholders.

Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Securities Purchased on a When-Issued or Delayed Delivery:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

h. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. TRUST SHARES

At February 28, 1997, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in each of the Funds' shares for the years ended February 28, 1997 and February 29, 1996 were as follows:



                                                  Franklin Alabama            Franklin Florida             Franklin Georgia
                                                Tax-Free Income Fund        Tax-Free Income Fund         Tax-Free Income Fund
                                                 -------------------        ---------------------         -------------------
Class I Shares:                                Shares        Amount        Shares         Amount         Shares       Amount
                                              --------     ----------     ---------     -----------     --------    ----------
1997
 Shares sold ..............................   1,942,732    $22,560,116    23,001,817    $265,470,186   2,139,522    $25,173,634
 Shares issued in reinvestment of
 distributions ............................     372,840      4,328,659     1,884,098      21,720,755     310,722      3,654,123
 Shares redeemed ..........................  (1,676,632)   (19,427,783)  (14,883,522)   (171,546,454) (1,635,886)   (19,240,005)
                                              --------     ----------     ---------     -----------     --------    ----------
Net increase ..............................     638,940    $ 7,460,992    10,002,393    $115,644,487     814,358    $ 9,587,752
                                              ========     ==========     =========     ===========     ========    ==========
1996
 Shares sold ..............................   2,001,806    $23,206,134    18,302,298    $212,348,253   2,163,964    $25,515,781
 Shares issued in reinvestment of
 distributions ............................     342,773      3,965,753     1,715,131      19,860,564     285,166      3,357,019
 Shares redeemed ..........................  (1,525,925)   (17,668,972)  (15,697,038)   (182,015,732) (1,586,419)   (18,698,884)
                                              --------     ----------     ---------     -----------     --------    ----------
Net increase ..............................     818,654    $ 9,502,915     4,320,391    $ 50,193,085     862,711    $10,173,916
                                              ========     ==========     =========     ===========     ========    ==========
Class II Shares:
1997
 Shares sold ..............................     355,918    $ 4,150,114     1,489,791    $ 17,278,719     272,485    $ 3,213,354
 Shares issued in reinvestment of
 distributions ............................       6,865         80,183        38,788         450,543       7,721         91,370
 Shares redeemed ..........................     (21,459)      (250,110)     (160,270)     (1,866,516)    (15,969)      (188,892)
                                              --------     ----------     ---------     -----------     --------    ----------
Net increase ..............................     341,324    $ 3,980,187     1,368,309    $ 15,862,746     264,237    $ 3,115,832
                                              ========     ==========     =========     ===========     ========    ==========
1996*
 Shares sold ..............................     140,587    $ 1,644,981       686,966     $ 8,047,000     115,112    $ 1,371,417
 Shares issued in reinvestment of
 distributions ............................         686          8,031         6,504          76,439       1,080         12,860
 Shares redeemed ..........................          --             --       (43,258)       (506,392)     (4,193)       (50,071)
                                              --------     ----------     ---------     -----------     --------    ----------
Net increase ..............................     141,273    $ 1,653,012       650,212     $ 7,617,047     111,999    $ 1,334,206
                                              ========     ==========     =========     ===========     ========    ==========
*For the period May 1, 1995 to February 29, 1996.




2. TRUST SHARES (cont.)

                                                     Franklin Kentucky         Franklin Louisiana          Franklin Maryland
                                                   Tax-Free Income Fund       Tax-Free Income Fund       Tax-Free Income Fund
                                                     -----------------         -------------------        -------------------
Class I Shares:                                     Shares      Amount       Shares        Amount        Shares       Amount
                                                    -------    ---------    --------     ----------     --------    ----------
1997
 Shares sold ...................................   890,801    $9,695,973    1,474,073    $16,486,181   2,604,160    $29,219,599
 Shares issued in reinvestment of distributions    100,867     1,099,535      234,695      2,631,214     444,248      4,988,597
 Shares redeemed ...............................  (517,693)   (5,640,344)  (1,216,948)   (13,645,005) (2,087,746)   (23,426,747)
                                                    -------    ---------    --------     ----------     --------    ----------
Net increase ...................................   473,975    $5,155,164      491,820    $ 5,472,390     960,662    $10,781,449
                                                    =======    =========    ========     ==========     ========    ==========
1996
 Shares sold ...................................   601,004    $6,578,326      901,479    $10,128,261   2,688,694    $30,261,244
 Shares issued in reinvestment of distributions     87,040       945,363      221,661      2,484,257     405,922      4,557,510
 Shares redeemed ...............................  (268,807)   (2,931,890)  (1,148,001)   (12,870,164) (1,734,342)   (19,485,831)
                                                    -------    ---------    --------     ----------     --------    ----------
Net increase (decrease) ........................   419,237    $4,591,799      (24,861)    $ (257,646)  1,360,274    $15,332,923
                                                    =======    =========    ========     ==========     ========    ==========
Class II Shares:
1997
 Shares sold ...................................                              193,161    $ 2,170,906     394,873    $ 4,464,492
 Shares issued in reinvestment of distributions                                 5,780         65,217       7,393         83,785
 Shares redeemed ...............................                              (61,281)      (692,093)    (36,209)      (409,923)
                                                                            --------     ----------     --------    ----------
Net increase ...................................                              137,660    $ 1,544,030     366,057    $ 4,138,354
                                                                            ========     ==========     ========    ==========
1996*
 Shares sold ...................................                              126,335    $ 1,441,883      83,626      $ 948,051
 Shares issued in reinvestment of distributions                                   163          1,853         759          8,655
 Shares redeemed ...............................                                  (27)          (314)     (4,532)       (51,279)
                                                                            --------     ----------     --------    ----------
Net increase ...................................                              126,471    $ 1,443,422      79,853      $ 905,427
                                                                            ========     ==========     ========    ==========

                                                                               Franklin Missouri        Franklin North Carolina
                                                                             Tax-Free Income Fund        Tax-Free Income Fund
                                                                              -------------------         -------------------
Class I Shares:                                                              Shares        Amount        Shares       Amount
                                                                            --------     ----------     --------    ----------
1997
 Shares sold ............................................................   3,966,235    $46,599,538   3,552,504    $41,297,199
 Shares issued in reinvestment of distributions .........................     594,955      6,994,954     573,276      6,662,552
 Shares redeemed ........................................................  (2,503,773)   (29,413,147) (2,910,471)   (33,789,285)
                                                                            --------     ----------     --------    ----------
Net increase ............................................................   2,057,417    $24,181,345   1,215,309    $14,170,466
                                                                            ========     ==========     ========    ==========
1996
 Shares sold ............................................................   2,530,350    $29,702,868   3,644,032    $42,477,836
 Shares issued in reinvestment of distributions .........................     492,617      5,775,215     534,072      6,211,974
 Shares redeemed ........................................................  (2,165,784)   (25,403,313) (2,170,445)   (25,251,001)
                                                                            --------     ----------     --------    ----------
Net increase ............................................................     857,183    $10,074,770   2,007,659    $23,438,809
                                                                            ========     ==========     ========    ==========
Class II Shares:
1997
 Shares sold ............................................................     269,876    $ 3,172,482     616,676    $ 7,189,961
 Shares issued in reinvestment of distributions .........................       9,403        110,971      14,587        170,617
 Shares redeemed ........................................................     (27,585)      (325,016)    (22,519)      (263,170)
                                                                            --------     ----------     --------    ----------
Net increase ............................................................     251,694    $ 2,958,437     608,744    $ 7,097,408
                                                                            ========     ==========     ========    ==========
1996*
 Shares sold ............................................................     110,467    $ 1,307,175     204,503    $ 2,406,207
 Shares issued in reinvestment of distributions .........................       1,383         16,439       1,461         17,250
 Shares redeemed ........................................................      (1,125)       (13,355)         --             --
                                                                            --------     ----------     --------    ----------
Net increase ............................................................     110,725    $ 1,310,259     205,964    $ 2,423,457
                                                                            ========     ==========     ========    ==========
*For the period May 1, 1995 to February 29, 1996.

2. TRUST SHARES (cont.)
                                                                                Franklin Texas             Franklin Virginia
                                                                             Tax-Free Income Fund        Tax-Free Income Fund
                                                                              -------------------         -------------------
Class I Shares:                                                              Shares        Amount       Shares        Amount
                                                                            --------     ----------    --------     ----------
1997
 Shares sold ...........................................................     891,121    $10,192,268    3,444,893    $39,877,525
 Shares issued in reinvestment of distributions ........................     372,717      4,259,781      601,492      6,965,421
 Shares redeemed .......................................................  (1,329,365)   (15,244,625)  (2,557,004)   (29,595,029)
                                                                            --------     ----------    --------     ----------
Net increase (decrease).................................................     (65,527)    $ (792,576)   1,489,381    $17,247,917
                                                                            ========     ==========    ========     ==========
1996
 Shares sold ...........................................................     908,569    $10,449,046    2,697,710    $31,279,664
 Shares issued in reinvestment of distributions ........................     259,186      2,975,696      570,171      6,603,993
 Shares redeemed .......................................................  (1,588,268)   (18,228,089)  (2,687,517)   (31,107,361)
                                                                            --------     ----------    --------     ----------
Net increase (decrease).................................................    (420,513)  $ (4,803,347)     580,364    $ 6,776,296
                                                                            ========     ==========    ========     ==========
Class II Shares:
1997
 Shares sold ...........................................................      55,787      $ 647,380      408,327    $ 4,752,900
 Shares issued in reinvestment of distributions ........................       2,377         27,381       10,741        125,196
 Shares redeemed .......................................................        (521)        (6,063)     (23,383)      (272,692)
                                                                            --------     ----------    --------     ----------
Net increase ...........................................................      57,643      $ 668,698      395,685    $ 4,605,404
                                                                            ========     ==========    ========     ==========
1996*
 Shares sold ...........................................................       9,645      $ 113,077      173,487    $ 2,028,731
 Shares issued in reinvestment of distributions ........................          61            720        1,930         22,660
 Shares redeemed .......................................................      (2,975)       (34,961)      (1,232)       (14,629)
                                                                            --------     ----------    --------     ----------
Net increase ...........................................................       6,731       $ 78,836      174,185    $ 2,036,762
                                                                            ========     ==========    ========     ==========
*For the period May 1, 1995 to February 29, 1996.

3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At February 28, 1997, for tax purposes, the Funds had accumulated net realized capital gains or capital loss carryovers as follows:

                                                                              Franklin     Franklin      Franklin     Franklin
                                                                               Alabama     Missouri        Texas      Virginia
                                                                              Tax-Free     Tax-Free      Tax-Free     Tax-Free
                                                                             Income Fund  Income Fund   Income Fund  Income Fund
                                                                              --------     --------      --------     --------
Accumulated net realized gains ..........................................     $ 678,026      $197,363    $ 347,091     $ 856,652
                                                                              ========     ========      ========     ========

                                                                              Franklin     Franklin      Franklin     Franklin
                                                                               Florida      Georgia      Kentucky     Louisiana
                                                                              Tax-Free     Tax-Free      Tax-Free     Tax-Free
                                                                             Income Fund  Income Fund   Income Fund  Income Fund
                                                                              --------     --------      --------     --------
Capital Loss carryovers expiring in:
2000 ....................................................................           $--           $--        $ 495           $--
2001 ....................................................................            --            --        1,213            --
2002 ....................................................................            --            --       24,595            --
2003 ....................................................................     2,417,567       833,869      759,461     2,454,261
2004 ....................................................................            --            --       65,389            --
2005 ....................................................................     1,969,420        83,809      294,278            --
                                                                              --------     --------      --------     --------
                                                                             $4,386,987      $917,678   $1,145,431    $2,454,261
                                                                              ========     ========      ========     ========

3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS (cont.)
                                                                                                         Franklin     Franklin
                                                                                                         Maryland  North Carolina
                                                                                                         Tax-Free     Tax-Free
                                                                                                        Income Fund   Income Fund
                                                                                                         ---------    ---------
    expiring in:
              2000 ..................................................................................          $--      $ 19,393
              2001 ..................................................................................           --       147,462
              2002 ..................................................................................           --        14,532
              2003 ..................................................................................           --     2,746,697
              2004 ..................................................................................      255,042            --
              2005 ..................................................................................           --       187,812
                                                                                                         ---------    ---------
                                                                                                          $255,042    $3,115,896
                                                                                                         =========    =========

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at February 28, 1997 by $750 in the Franklin Alabama Tax-Free Income Fund, $686 in the Franklin Missouri Tax-Free Income Fund, and $1,820 in the Franklin North Carolina Tax-Free Income Fund.


4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended February 28, 1997 were as follows:


                                                           Franklin       Franklin       Franklin       Franklin      Franklin
                                                            Alabama        Florida        Georgia       Kentucky      Louisiana
                                                           Tax-Free       Tax-Free       Tax-Free       Tax-Free      Tax-Free
                                                          Income Fund    Income Fund    Income Fund    Income Fund   Income Fund
                                                          ----------     ----------     ----------      ---------     ---------
Purchases ............................................    $38,882,232   $279,682,864    $39,740,090    $15,537,231   $22,442,406
Sales ................................................    $28,934,298   $163,288,375    $23,420,546    $10,099,968   $15,210,819

                                                           Franklin       Franklin       Franklin       Franklin      Franklin
                                                           Maryland       Missouri    North Carolina      Texas       Virginia
                                                           Tax-Free       Tax-Free       Tax-Free       Tax-Free      Tax-Free
                                                          Income Fund    Income Fund    Income Fund    Income Fund   Income Fund
                                                          ----------     ----------     ----------      ---------     ---------
Purchases ............................................    $37,338,860    $84,079,159    $48,262,097    $44,931,125   $72,411,101
Sales ................................................    $22,364,716    $55,512,648    $25,241,148    $49,330,585   $53,133,115

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund on the last date of the month as follows:

Annualized Fee Rate  Month End Net Assets
-------------        ----------------------------------
      0.625%         First $100 million
       0.50%         Over $100 million, up to and including $250 million
       0.45%         In excess of $250 million

Advisers agreed in advance to waive a portion of its management fees for the Franklin Kentucky Tax-Free Income Fund in the amount of $194,355 for the year ended February 28, 1997.

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investors Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the year ended February 28, 1997 aggregated $849,693 of which $755,731 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Funds reimburse Franklin/Templeton Distributors, Inc. (Distributors) in an amount up to a maximum of 0.10% per annum for Class I and 0.65% per annum for Class II, of the average daily net assets of such class for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $2,627,928 for the year ended February 28, 1997.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement: (cont.)

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers and any applicable contingent deferred sales charges for the year ended February 28, 1997 were as follows:

                                                                Franklin     Franklin      Franklin      Franklin     Franklin
                                                                 Alabama      Florida       Georgia      Kentucky     Louisiana
                                                                Tax-Free     Tax-Free      Tax-Free      Tax-Free     Tax-Free
                                                               Income Fund  Income Fund   Income Fund   Income Fund  Income Fund
                                                                ---------    --------      --------      --------     --------
Total commissions received .................................     $714,659    $4,989,349      $589,639      $263,208     $503,212
Paid to other dealers ......................................     $715,891    $5,107,583      $638,741      $252,007     $499,751
Contingent deferred sales charge ...........................        $ 859      $ 13,709         $ 688          $ --      $ 5,331


                                                                Franklin     Franklin      Franklin      Franklin     Franklin
                                                                Maryland     Missouri   North Carolina     Texas      Virginia
                                                                Tax-Free     Tax-Free      Tax-Free      Tax-Free     Tax-Free
                                                               Income Fund  Income Fund   Income Fund   Income Fund  Income Fund
                                                                ---------    --------      ---------     --------     --------
Total commissions received .................................     $925,907    $1,133,635    $1,199,578      $254,884   $1,202,581
Paid to other dealers ......................................     $914,269    $1,163,350    $1,217,531      $245,280   $1,181,166
Contingent deferred sales charge ...........................      $ 2,211       $ 2,759       $ 1,322           $--      $ 1,039

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, FT Services, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. CREDIT RISK

All of the Funds' investments are in the securities of issuers within their respective states and U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occuring within those states and territories.


7. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period, by Fund, are as follows:


                      Per Share Operating Performance                                         Ratios/Supplemental Data
          -------------------------------------------------------                         --------------------------------
                                                         Distri-                                                   Ratio of
                           Net                 Distri-   butions         Net                                       Net Invest-
      Net Asset Net    Realized &              butions   From            Asset                           Ratio of  ment In-
Year  Value at  Invest-Unrealized   Total From From Net  RealizedTotal  Value            Net Assets at  Expenses  come to Portfolio
Ended Beginning ment   Gain (Loss)  Investment InvestmentCapital Distri- at End    Total  End of Period to Average AverageTurnover
Feb.28,of Period Income on SecuritiesOperations Income    Gains   butions of Period Return1(in 000's) Net AssetsNet Assets  Rate

Franklin Alabama Tax-Free Income Fund
Class I Shares:
1993     $11.00 $.68         $.714     $1.394   $ (.684)    --   $ (.684)  $11.71  12.84%  $ 144,480    .68%     6.04%   11.27%
1994      11.71  .66          .094       .754     (.664)    --     (.664)   11.80   6.35     178,414    .64      5.62    14.87
1995      11.80  .66         (.500)      .160     (.650)    --     (.650)   11.31   1.54     170,051    .72      5.88    19.85
1996      11.31  .66          .416      1.076     (.656)    --     (.656)   11.73   9.74     185,981    .72      5.69    12.39
1997      11.73  .65          .011       .661     (.661)    --     (.661)   11.73   5.84     193,466    .71      5.62    15.47
Class II Shares:
1996+     11.36  .49          .405       .895     (.485)    --     (.485)   11.77   8.01       1,662   1.29*     5.09*   12.39
1997      11.77  .59          .011       .601     (.591)    --     (.591)   11.78   5.28       5,683   1.28      5.05    15.47
Franklin Florida Tax-Free Income Fund
Class I Shares:
1993      11.04  .71          .647      1.357     (.717)    --     (.717)   11.68  12.45   1,164,827    .54      6.30    11.72
1994      11.68  .70          .086       .786     (.696)    --     (.696)   11.77   6.63   1,361,583    .52      5.90    11.77
1995      11.77  .69         (.436)      .254     (.674)    --     (.674)   11.35   2.36   1,265,018    .59      6.15    14.34
1996      11.35  .69          .338      1.028     (.688)    --     (.688)   11.69   9.28   1,353,541    .60      5.93    11.78
1997      11.69  .67         (.085)      .585     (.685)    --     (.685)   11.59   5.20   1,458,087    .60      5.78    12.00
Class II Shares:
1996+     11.37  .52         $.382       .902     (.512)    --     (.512)   11.76   8.05       7,644   1.18*     5.33*   11.78
1997      11.76  .60         (.072)      .528     (.618)    --     (.618)   11.67   4.65      23,556   1.17      5.17    12.00

7. FINANCIAL HIGHLIGHTS (cont.)

Franklin Georgia Tax-Free Income Fund
Class I Shares:
1993     $11.18 $.68         $.658     $1.338   $ (.668)    --   $ (.668)  $11.85  12.09%   $ 91,017    .71%     5.91%   17.10%
1994      11.85  .66          .154       .814     (.664)    --     (.664)   12.00   6.77     120,882    .69      5.48    16.75
1995      12.00  .66         (.458)      .202     (.662)    --     (.662)   11.54   1.87     116,771    .76      5.76    36.17
1996      11.54  .66          .343      1.003     (.663)    --     (.663)   11.88   8.90     130,380    .77      5.58    10.98
1997      11.88  .65         (.022)      .628     (.648)    --     (.648)   11.86   5.47     139,903    .75      5.49    17.47
Class II Shares:
1996+     11.57  .50          .343       .843     (.493)    --     (.493)   11.92   7.40       1,335   1.34*     5.04*   10.98
1997      11.92  .58         (.006)      .574     (.574)    --     (.574)   11.92   4.97       4,484   1.32      4.87    17.47
Franklin Kentucky Tax-Free Income Fund
Class I Shares:
1993      10.30  .57          .832      1.402     (.652)    --     (.652)   11.05  13.81      11,678     --2     6.11    18.41
1994      11.05  .63          .164       .794     (.664)    --     (.664)   11.18   7.07      28,057     --2     5.73    13.22
1995      11.18  .61         (.625)     (.015)    (.625)    --     (.625)   10.54   0.11      32,831    .292     5.94    32.92
1996      10.54  .62          .495      1.115     (.615)    --     (.615)   11.04  10.73      38,991    .332     5.65    31.89
1997      11.04  .61          .012       .622     (.612)    --     (.612)   11.05   5.86      44,289    .342     5.63    24.81
Franklin Louisiana Tax-Free Income Fund
Class I Shares:
1993      10.90  .69          .668      1.358     (.688)    --     (.688)   11.57  12.61      95,368    .70      6.18    23.37
1994      11.57  .67         (.005)      .665     (.675)    --     (.675)   11.56   5.63     115,971    .68      5.70    17.63
1995      11.56  .66         (.549)      .111     (.641)    --     (.641)   11.03   1.14     104,980    .75      5.98    32.28
1996      11.03  .66          .281       .941     (.651)    --     (.651)   11.32   8.75     107,461    .78      5.89     5.23
1997      11.32  .65          .001       .649     (.649)    --     (.649)   11.32   5.94     112,981    .76      5.76    13.68
Class II Shares:
1996+     11.01  .49          .351       .841     (.481)    --     (.481)   11.37   7.76       1,438   1.35*     5.27*    5.23
1997      11.37  .58         (.001)      .579     (.579)    --     (.579)   11.37   5.27       3,004   1.33      5.29    13.68
Franklin Maryland Tax-Free Income Fund
Class I Shares:
1993      10.60  .65          .672      1.322     (.652)    --     (.652)   11.27  12.64     115,873    .71      6.00    14.73
1994      11.27  .64          .092       .732     (.642)    --     (.642)   11.36   6.40     156,683    .66      5.58    18.38
1995      11.36  .63         (.453)      .177     (.617)    --     (.617)   10.92   1.78     153,145    .73      5.86    20.30
1996      10.92  .62          .467      1.087     (.627)    --     (.627)   11.38  10.18     175,078    .74      5.56     8.11
1997      11.38  .61         (.035)      .575     (.625)    --     (.625)   11.33   5.24     185,234    .73      5.42    12.71
Class II Shares:
1996+     10.93  .47          .506       .976     (.466)    --     (.466)   11.44   9.06         913   1.31*     4.95*    8.11
1997      11.44  .55         (.033)      .517     (.557)    --     (.557)   11.40   4.68       5,084   1.27      4.78    12.71
Franklin Missouri Tax-Free Income Fund
Class I Shares:
1993      11.07  .68          .676      1.356     (.676)    --     (.676)   11.75  12.40     164,122    .67      6.03    10.28
1994      11.75  .66          .206       .866     (.676)    --     (.676)   11.94   7.29     228,149    .64      5.55    11.02
1995      11.94  .65         (.501)      .149     (.649)    --     (.649)   11.44   1.44     227,442    .70      5.75    19.84
1996      11.44  .65          .494      1.144     (.644)    --     (.644)   11.94  10.23     247,522    .71      5.58    18.27
1997      11.94  .65         (.069)      .581     (.649)  (.042)   (.691)   11.83   5.06     269,564    .70      5.56    21.81
Class II Shares:
1996+     11.47  .48          .497       .977     (.477)    --     (.477)   11.97   8.66       1,325   1.27*     4.94*   18.27
1997      11.97  .57         (.072)      .498     (.576)  (.042)   (.618)   11.85   4.32       4,295   1.27      4.92    21.81
Franklin North Carolina Tax-Free Income Fund
Class I Shares:
1993      11.12  .67          .754      1.424     (.664)    --     (.664)   11.88  12.97     156,517    .67      5.86     8.48
1994      11.88  .65          .054       .704     (.664)    --     (.664)   11.92   5.81     215,540    .63      5.44     3.86
1995      11.92  .65         (.550)      .100     (.650)    --     (.650)   11.37   1.06     216,263    .70      5.75    25.05
1996      11.37  .64          .391      1.031     (.651)**  --     (.651)   11.75   9.28     247,031    .71      5.52    25.19
1997      11.75  .64         (.030)      .610     (.630)    --     (.630)   11.73   5.38     260,979    .70      5.47     9.98

7. FINANCIAL HIGHLIGHTS (cont.)

Franklin North Carolina Tax-Free Income Fund (cont.)
Class II Shares:
1996+    $11.41 $.49         $.384     $ .874   $ (.484)    --   $ (.484)  $11.80   7.77%    $ 2,430   1.28%*    4.90%*  25.19%
1997      11.80  .57         (.018)      .552     (.562)    --     (.562)   11.79   4.83       9,607   1.26      4.85     9.98
Franklin Texas Tax-Free Income Fund
Class I Shares:
1993      11.03  .69          .661      1.351     (.691)    --     (.691)   11.69  12.41     139,389    .66      6.15    12.33
1994      11.69  .69          .032       .722     (.692)    --     (.692)   11.72   6.09     148,684    .65      5.85    20.18
1995      11.72  .68         (.487)      .193     (.663)    --     (.663)   11.25   1.80     130,684    .73      6.05     6.36
1996      11.25  .67          .335      1.005     (.675)    --     (.675)   11.58   9.15     129,702    .76      5.86    18.38
1997      11.58  .66          .001       .661     (.673)  (.198)   (.871)   11.37   5.91     126,612    .75      5.70    35.57
Class II Shares:
1996+     11.27  .51          .403       .913     (.503)    --     (.503)   11.68   8.23          79   1.33*     5.23*   18.38
1997      11.68  .60          .019       .619     (.611)  (.198)   (.809)   11.49   5.48         740   1.32      5.03    35.57
Franklin Virginia Tax-Free Income Fund
Class I Shares:
1993      10.98  .67          .704      1.374     (.664)    --     (.664)   11.69  12.67     211,171    .65      5.98     5.74
1994      11.69  .67          .136       .806     (.676)    --     (.676)   11.82   6.80     260,913    .62      5.65     6.86
1995      11.82  .66         (.499)      .161     (.651)    --     (.651)   11.33   1.56     255,965    .69      5.86    21.73
1996      11.33  .66          .381      1.041     (.651)    --     (.651)   11.72   9.41     271,396    .69      5.66    12.96
1997      11.72  .65         (.067)      .583     (.649)  (.004)   (.653)   11.65   5.15     287,172    .69      5.56    19.25
Class II Shares:
1996+     11.35  .49          .412       .902     (.482)    --     (.482)   11.77   8.07       2,050   1.26*     5.06*   12.72
1997      11.77  .58         (.055)      .525     (.581)  (.004)   (.585)   11.71   4.61       6,674   1.25      4.94    19.25

*Annualized

**Includes distributions in excess of net investment income in the amount of $0.001.

+For the period May 1, 1995 (effective date) to February 29, 1996. 1Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charges or contingent deferred sales charges and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plans for Class I shares, the sales charges on reinvested dividends were eliminated.

2During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and to make payments of other expenses incurred by the fund listed below. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

                                                  Ratio of Expenses to
                                                   Average Net Assets
                                                      -------------
Franklin Kentucky Tax-Free Income Fund:
 1993 ............................................         .81
 1994 ............................................         .71
 1995 ............................................         .80
 1996 ............................................         .82
 1997.............................................         .81


Each Fund hereby designates 100% of the distributions paid from net investment income for the taxable year ended February 28, 1997 as exempt-interest dividends per Section 852(b)(5) of the Internal Revenue Code.


Report of Independent Auditors



To the Shareholders and Board of Trustees

of the Franklin Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities of each of the Funds comprising the Franklin Tax-Free Trust, (ten of which are included in this report) including each Fund's statement of investments in securities and net assets, as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Franklin Tax-Free Trust as of February 28, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

San Francisco, California

April 4, 1997





Franklin Tax-Free Trust (Alabama Series) Annual Report February 28, 1997.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a)OF REGULATION S-T)

GRAPHIC MATERIAL (1)

The following line graph compares the Federal Funds Rate to the Consumer Price Index - Year over Year change from 3/31/94 to 2/28/97.

      Period Ending             Fed Funds             CPI

      Mar-94                    2.50%                3.50%
      Apr-94                    2.40%                3.75%
      May-94                    2.30%                4.25%
      Jun-94                    2.50%                4.25%
      Jul-94                    2.80%                4.25%
      Aug-94                    2.90%                4.75%
      Sep-94                    3.00%                4.75%
      Oct-94                    2.60%                4.75%
      Nov-94                    2.70%                5.50%
      Dec-94                    2.70%                5.50%
      Jan-95                    2.80%                5.50%
      Feb-95                    2.90%                6.00%
      Mar-95                    2.90%                6.00%
      Apr-95                    3.10%                6.00%
      May-95                    3.20%                6.00%
      Jun-95                    3.00%                6.00%
      Jul-95                    2.80%                5.75%
      Aug-95                    2.60%                5.75%
      Sep-95                    2.50%                5.75%
      Oct-95                    2.80%                5.75%
      Nov-95                    2.60%                5.75%
      Dec-95                    2.50%                5.50%
      Jan-96                    2.70%                5.25%
      Feb-96                    2.70%                5.25%
      Mar-96                    2.80%                5.25%
      Apr-96                    2.90%                5.25%
      May-96                    2.90%                5.25%
      Jun-96                    2.80%                5.25%
      Jul-96                    3.00%                5.25%
      Aug-96                    2.90%                5.25%
      Sep-96                    3.00%                5.25%
      Oct-96                    3.00%                5.25%
      Nov-96                    3.30%                5.25%
      Dec-96                    3.30%                5.25%
      Jan-97                    3.00%                5.25%
      Feb-97                    3.00%                5.25%

GRAPHIC MATERIAL (2)

This bar chart shows the percentage of insured vs. Non-insured bonds issued during the following years: 1994 (37% insured, 63% non-insured), 1995 (43% insured, 57% non-insured), 1996 (47% insured, 53% non-insured).

GRAPHIC MATERIAL (3)

This bar chart shows new long-term municipal bond issuance from 1987 through 1996 in terms of billion: 1987/$105 billion; 1988/$117.3 billion; 1989/$125 billion; 1990/$127.8 billion; 1991/$172.4 billion; 1992/$234.7 billion;
1993/$292.2 billion; 1994/$164.8 billion; 1995/$160.3 billion; 1996/$183.5 billion.

GRAPHIC MATERIAL (4)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997

AAA                     64.2%
AA                       3.3%
A                        4.3%
BBB                     28.2%

GRAPHIC MATERIAL (5)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.39% and the taxable equivalent rate of 9.39%.

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/1/87 to 2/28/97.

Period Ending            Fund             Index                Index

9/1/87                   9573             10000                10,000
9/30/87                  8936             9631                 10,052
10/31/87                 8955             9665                 10,078
11/30/87                 9373             9917                 10,087
12/31/87                 9535             10061                10,087
1/31/88                  9996             10419                10,113
2/29/88                  10116            10529                10,140
3/31/88                  9910             10407                10,183
4/30/88                  9953             10486                10,236
5/31/88                  9997             10456                10,271
6/30/88                  10188            10609                10,315
7/31/88                  10202            10678                10,359
8/31/88                  10276            10687                10,402
9/30/88                  10478            10881                10,472
10/31/88                 10722            11072                10,506
11/30/88                 10628            10970                10,515
12/31/88                 10774            11082                10,533
1/31/89                  11002            11311                10,585
2/28/89                  10914            11183                10,629
3/31/89                  10898            11156                10,690
4/30/89                  11099            11420                10,760
5/31/89                  11344            11658                10,821
6/30/89                  11505            11816                10,847
7/31/89                  11584            11977                10,873
8/31/89                  11492            11859                10,891
9/30/89                  11432            11824                10,925
10/31/89                 11544            11968                10,978
11/30/89                 11711            12178                11,004
12/31/89                 11835            12277                11,022
1/31/90                  11752            12220                11,135
2/28/90                  11888            12329                11,188
3/31/90                  11870            12332                11,249
4/30/90                  11774            12243                11,267
5/31/90                  12025            12510                11,293
6/30/90                  12154            12620                11,354
7/31/90                  12352            12807                11,397
8/31/90                  12025            12622                11,502
9/30/90                  12053            12629                11,599
10/31/90                 12220            12858                11,668
11/30/90                 12480            13116                11,694
12/31/90                 12461            13174                11,694
1/31/91                  12690            13350                11,764
2/28/91                  12789            13466                11,782
3/31/91                  12854            13472                11,799
4/30/91                  13014            13652                11,817
5/31/91                  13104            13774                11,853
6/30/91                  13097            13760                11,887
7/31/91                  13285            13928                11,905
8/31/91                  13412            14112                11,939
9/30/91                  13615            14295                11,992
10/31/91                 13694            14424                12,010
11/30/91                 13737            14464                12,045
12/31/91                 14006            14775                12,053
1/31/92                  14054            14809                12,071
2/29/92                  14026            14814                12,115
3/31/92                  14049            14820                12,176
4/30/92                  14174            14952                12,193
5/31/92                  14365            15128                12,211
6/30/92                  14570            15382                12,254
7/31/92                  15037            15844                12,280
8/31/92                  14864            15688                12,315
9/30/92                  14901            15790                12,349
10/31/92                 14647            15636                12,392
11/30/92                 14990            15915                12,410
12/31/92                 15214            16078                12,401
1/31/93                  15397            16264                12,462
2/28/93                  15878            16853                12,505
3/31/93                  15804            16674                12,549
4/30/93                  15921            16843                12,584
5/31/93                  15998            16937                12,602
6/30/93                  16226            17220                12,620
7/31/93                  16234            17242                12,620
8/31/93                  16535            17601                12,655
9/30/93                  16750            17802                12,681
10/31/93                 16811            17836                12,733
11/30/93                 16760            17679                12,742
12/31/93                 17077            18052                12,742
1/31/94                  17240            18257                12,777
2/28/94                  16917            17785                12,820
3/31/94                  16333            17061                12,864
4/30/94                  16396            17206                12,882
5/31/94                  16504            17355                12,891
6/30/94                  16450            17250                12,935
7/31/94                  16720            17565                12,970
8/31/94                  16784            17627                13,021
9/30/94                  16598            17368                13,057
10/31/94                 16307            17058                13,066
11/30/94                 15971            16750                13,083
12/31/94                 16322            17118                13,083
1/31/95                  16765            17608                13,135
2/28/95                  17180            18120                13,188
3/31/95                  17338            18328                13,231
4/30/95                  17420            18350                13,275
5/31/95                  17825            18936                13,301
6/30/95                  17738            18771                13,328
7/31/95                  17837            18949                13,328
8/31/95                  18000            19190                13,363
9/30/95                  18116            19311                13,389
10/31/95                 18342            19591                13,433
11/30/95                 18634            19916                13,424
12/31/95                 18817            20107                13,415
1/31/96                  18905            20260                13,494
2/29/96                  18848            20122                13,537
3/31/96                  18664            19865                13,607
4/30/96                  18656            19809                13,660
5/31/96                  18679            19801                13,686
6/30/96                  18884            20017                13,695
7/31/96                  19023            20199                13,721
8/31/96                  19047            20195                13,747
9/30/96                  19287            20478                13,791
10/31/96                 19495            20709                13,835
11/30/96                 19788            21088                13,861
12/31/96                 19746            21000                13,861
1/31/97                  19788            21040                13,905
2/28/97                  19948            21233                13,949

Total Return             99.48%           112.33%              39.49%

GRAPHIC MATERIAL (7)

This bar chart shows the comparison between the fund's Class II distribution rate of 4.94% and the taxable equivalent rate of 8.61%.

GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.

Period Ending            Fund             Index                Index

5/1/95                   9904             10000                10,000
5/31/95                  10127            10319                10,020
6/30/95                  10082            10229                10,040
7/31/95                  10141            10326                10,040
8/31/95                  10220            10458                10,066
9/29/95                  10289            10523                10,086
10/31/95                 10412            10676                10,120
11/30/95                 10572            10853                10,112
12/29/95                 10679            10957                10,105
1/31/96                  10723            11041                10,165
2/29/96                  10686            10966                10,198
3/29/96                  10576            10825                10,251
4/30/96                  10566            10795                10,291
5/31/96                  10574            10791                10,310
6/28/96                  10684            10908                10,316
7/31/96                  10758            11008                10,336
8/30/96                  10766            11005                10,356
9/30/96                  10896            11159                10,389
10/31/96                 11007            11286                10,422
11/29/96                 11166            11492                10,442
12/31/96                 11138            11444                10,442
1/31/97                  11156            11466                10,475
2/28/97                  11250            11571                10,508

Total Return             12.50%           15.71%               5.08%

GRAPHIC MATERIAL (9)

This chart shows in pie format the fund's quality breakdown on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997

AAA                           63.2%
AA                            12.1%
A                              4.6%
BBB                           18.1%
Below Investment Grade   2.0%

GRAPHIC MATERIAL (10)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.65% and the taxable equivalent rate of 9.35%.

GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/1/87 to 2/28/97.

Period Ending            Fund             Index                Index

9/1/87                   9572             10000                10,000
9/30/87                  9040             9631                 10,052
10/31/87                 9040             9665                 10,078
11/30/87                 9420             9917                 10,087
12/31/87                 9612             10061                10,087
1/31/88                  10074            10419                10,113
2/29/88                  10267            10529                10,140
3/31/88                  10075            10407                10,183
4/30/88                  10115            10486                10,236
5/31/88                  10145            10456                10,271
6/30/88                  10334            10609                10,315
7/31/88                  10375            10678                10,359
8/31/88                  10443            10687                10,402
9/30/88                  10652            10881                10,472
10/31/88                 10903            11072                10,506
11/30/88                 10797            10970                10,515
12/31/88                 10939            11082                10,533
1/31/89                  11163            11311                10,585
2/28/89                  11047            11183                10,629
3/31/89                  11045            11156                10,690
4/30/89                  11275            11420                10,760
5/31/89                  11526            11658                10,821
6/30/89                  11663            11816                10,847
7/31/89                  11757            11977                10,873
8/31/89                  11647            11859                10,891
9/30/89                  11569            11824                10,925
10/31/89                 11720            11968                10,978
11/30/89                 11904            12178                11,004
12/31/89                 12013            12277                11,022
1/31/90                  11910            12220                11,135
2/28/90                  12076            12329                11,188
3/31/90                  12062            12332                11,249
4/30/90                  11958            12243                11,267
5/31/90                  12241            12510                11,293
6/30/90                  12353            12620                11,354
7/31/90                  12559            12807                11,397
8/31/90                  12208            12622                11,502
9/30/90                  12288            12629                11,599
10/31/90                 12471            12858                11,668
11/30/90                 12749            13116                11,694
12/31/90                 12743            13174                11,694
1/31/91                  12954            13350                11,764
2/28/91                  13044            13466                11,782
3/31/91                  13099            13472                11,799
4/30/91                  13276            13652                11,817
5/31/91                  13368            13774                11,853
6/30/91                  13362            13760                11,887
7/31/91                  13581            13928                11,905
8/31/91                  13724            14112                11,939
9/30/91                  13920            14295                11,992
10/31/91                 14002            14424                12,010
11/30/91                 14060            14464                12,045
12/31/91                 14343            14775                12,053
1/31/92                  14357            14809                12,071
2/29/92                  14371            14814                12,115
3/31/92                  14412            14820                12,176
4/30/92                  14544            14952                12,193
5/31/92                  14729            15128                12,211
6/30/92                  14903            15382                12,254
7/31/92                  15437            15844                12,280
8/31/92                  15278            15688                12,315
9/30/92                  15280            15790                12,349
10/31/92                 15037            15636                12,392
11/30/92                 15351            15915                12,410
12/31/92                 15582            16078                12,401
1/31/93                  15787            16264                12,462
2/28/93                  16214            16853                12,505
3/31/93                  16157            16674                12,549
4/30/93                  16295            16843                12,584
5/31/93                  16420            16937                12,602
6/30/93                  16658            17220                12,620
7/31/93                  16685            17242                12,620
8/31/93                  16939            17601                12,655
9/30/93                  17122            17802                12,681
10/31/93                 17248            17836                12,733
11/30/93                 17173            17679                12,742
12/31/93                 17457            18052                12,742
1/31/94                  17639            18257                12,777
2/28/94                  17324            17785                12,820
3/31/94                  16785            17061                12,864
4/30/94                  16866            17206                12,882
5/31/94                  16963            17355                12,891
6/30/94                  16941            17250                12,935
7/31/94                  17191            17565                12,970
8/31/94                  17230            17627                13,021
9/30/94                  17072            17368                13,057
10/31/94                 16867            17058                13,066
11/30/94                 16556            16750                13,083
12/31/94                 16875            17118                13,083
1/31/95                  17319            17608                13,135
2/28/95                  17735            18120                13,188
3/31/95                  17871            18328                13,231
4/30/95                  17944            18350                13,275
5/31/95                  18366            18936                13,301
6/30/95                  18329            18771                13,328
7/31/95                  18436            18949                13,328
8/31/95                  18592            19190                13,363
9/30/95                  18700            19311                13,389
10/31/95                 18922            19591                13,433
11/30/95                 19177            19916                13,424
12/31/95                 19353            20107                13,415
1/31/96                  19446            20260                13,494
2/29/96                  19375            20122                13,537
3/31/96                  19221            19865                13,607
4/30/96                  19183            19809                13,660
5/31/96                  19194            19801                13,686
6/30/96                  19425            20017                13,695
7/31/96                  19538            20199                13,721
8/31/96                  19532            20195                13,747
9/30/96                  19801            20478                13,791
10/31/96                 19968            20709                13,835
11/30/96                 20256            21088                13,861
12/31/96                 20199            21000                13,861
1/31/97                  20211            21040                13,905
2/28/97                  20381            21233                13,949

Total Return             103.81%          112.33%              39.49%

GRAPHIC MATERIAL (12)

This bar chart shows the comparison between the fund's Class II distribution rate of 5.33% and the taxable equivalent rate of 8.82%.

GRAPHIC MATERIAL (13)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.

Period Ending            Fund             Index                Index

5/1/95                   9904             10000                10,000
5/31/95                  10164            10319                10,020
6/30/95                  10147            10229                10,040
7/31/95                  10192            10326                10,040
8/31/95                  10281            10458                10,066
9/29/95                  10344            10523                10,086
10/31/95                 10452            10676                10,120
11/30/95                 10596            10853                10,112
12/29/95                 10687            10957                10,105
1/31/96                  10733            11041                10,165
2/29/96                  10688            10966                10,198
3/29/96                  10590            10825                10,251
4/30/96                  10564            10795                10,291
5/31/96                  10565            10791                10,310
6/28/96                  10695            10908                10,316
7/31/96                  10742            11008                10,336
8/30/96                  10733            11005                10,356
9/30/96                  10883            11159                10,389
10/31/96                 10978            11286                10,422
11/29/96                 11130            11492                10,442
12/31/96                 11093            11444                10,442
1/31/97                  11095            11466                10,475
2/28/97                  11183            11571                10,508

Total Return             11.83%           15.71%               5.08%

GRAPHIC MATERIAL (14)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997

AAA                           61.1%
AA                            20.9%
A                              7.1%
BBB                            8.2%
Below Investment Grade   2.7%

GRAPHIC MATERIAL (15)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.13% and the taxable equivalent rate of 9.04%.

GRAPHIC MATERIAL (16)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/1/87 to 2/28/97.

Period Ending            Fund             Index                Index

9/1/87                   9573             10000                10,000
9/30/87                  8928             9631                 10,052
10/30/87                 8975             9665                 10,078
11/30/87                 9326             9917                 10,087
12/31/87                 9507             10061                10,087
1/29/88                  9982             10419                10,113
2/29/88                  10126            10529                10,140
3/31/88                  9925             10407                10,183
4/29/88                  9944             10486                10,236
5/31/88                  9973             10456                10,271
6/30/88                  10140            10609                10,315
7/29/88                  10179            10678                10,359
8/31/88                  10259            10687                10,402
9/30/88                  10498            10881                10,472
10/31/88                 10738            11072                10,506
11/30/88                 10643            10970                10,515
12/30/88                 10786            11082                10,533
1/31/89                  10989            11311                10,585
2/28/89                  10897            11183                10,629
3/31/89                  10867            11156                10,690
4/28/89                  11126            11420                10,760
5/31/89                  11386            11658                10,821
6/30/89                  11544            11816                10,847
7/31/89                  11642            11977                10,873
8/31/89                  11571            11859                10,891
9/29/89                  11510            11824                10,925
10/31/89                 11642            11968                10,978
11/30/89                 11818            12178                11,004
12/29/89                 11940            12277                11,022
1/31/90                  11856            12220                11,135
2/28/90                  12013            12329                11,188
3/30/90                  12005            12332                11,249
4/30/90                  11933            12243                11,267
5/31/90                  12195            12510                11,293
6/29/90                  12302            12620                11,354
7/31/90                  12511            12807                11,397
8/31/90                  12187            12622                11,502
9/28/90                  12170            12629                11,599
10/31/90                 12337            12858                11,668
11/30/90                 12632            13116                11,694
12/31/90                 12614            13174                11,694
1/31/91                  12855            13350                11,764
2/28/91                  12955            13466                11,782
3/29/91                  12996            13472                11,799
4/30/91                  13169            13652                11,817
5/31/91                  13259            13774                11,853
6/28/91                  13254            13760                11,887
7/31/91                  13442            13928                11,905
8/30/91                  13583            14112                11,939
9/30/91                  13773            14295                11,992
10/31/91                 13841            14424                12,010
11/29/91                 13897            14464                12,045
12/31/91                 14158            14775                12,053
1/31/92                  14205            14809                12,071
2/28/92                  14177            14814                12,115
3/31/92                  14200            14820                12,176
4/30/92                  14338            14952                12,193
5/29/92                  14527            15128                12,211
6/30/92                  14718            15382                12,254
7/31/92                  15207            15844                12,280
8/31/92                  15034            15688                12,315
9/30/92                  15082            15790                12,349
10/30/92                 14812            15636                12,392
11/30/92                 15149            15915                12,410
12/31/92                 15381            16078                12,401
1/29/93                  15508            16264                12,462
2/26/93                  15944            16853                12,505
3/31/93                  15869            16674                12,549
4/30/93                  16052            16843                12,584
5/31/93                  16154            16937                12,602
6/30/93                  16434            17220                12,620
7/30/93                  16441            17242                12,620
8/31/93                  16723            17601                12,655
9/30/93                  16937            17802                12,681
10/29/93                 16999            17836                12,733
11/30/93                 16937            17679                12,742
12/31/93                 17210            18052                12,742
1/31/94                  17415            18257                12,777
2/28/94                  17054            17785                12,820
3/31/94                  16477            17061                12,864
4/29/94                  16541            17206                12,882
5/31/94                  16649            17355                12,891
6/30/94                  16583            17250                12,935
7/29/94                  16866            17565                12,970
8/31/94                  16932            17627                13,021
9/30/94                  16763            17368                13,057
10/31/94                 16505            17058                13,066
11/30/94                 16188            16750                13,083
12/30/94                 16567            17118                13,083
1/31/95                  17008            17608                13,135
2/28/95                  17375            18120                13,188
3/31/95                  17533            18328                13,231
4/28/95                  17585            18350                13,275
5/31/95                  17989            18936                13,301
6/30/95                  17920            18771                13,328
7/31/95                  18004            18949                13,328
8/31/95                  18182            19190                13,363
9/29/95                  18252            19311                13,389
10/31/95                 18477            19591                13,433
11/30/95                 18720            19916                13,424
12/29/95                 18901            20107                13,415
1/31/96                  18972            20260                13,494
2/29/96                  18916            20122                13,537
3/29/96                  18749            19865                13,607
4/30/96                  18757            19809                13,660
5/31/96                  18797            19801                13,686
6/28/96                  18983            20017                13,695
7/31/96                  19089            20199                13,721
8/30/96                  19112            20195                13,747
9/30/96                  19347            20478                13,791
10/31/96                 19516            20709                13,835
11/29/96                 19770            21088                13,861
12/31/96                 19775            21000                13,861
1/31/97                  19813            21040                13,905
2/28/97                  19952            21233                13,949

Total Return             99.52%           112.33%              39.49%

GRAPHIC MATERIAL (17)

This bar shows the comparison between the fund's Class II distribution rate of 4.78% and the taxable equivalent rate of 8.42%.

GRAPHIC MATERIAL (18)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.

Period Ending            Fund             Index                Index

5/1/95                   9897             10000                10,000
5/31/95                  10116            10319                10,020
6/30/95                  10089            10229                10,040
7/31/95                  10140            10326                10,040
8/31/95                  10226            10458                10,066
9/29/95                  10268            10523                10,086
10/31/95                 10381            10676                10,120
11/30/95                 10520            10853                10,112
12/29/95                 10616            10957                10,105
1/31/96                  10651            11041                10,165
2/29/96                  10614            10966                10,198
3/29/96                  10517            10825                10,251
4/30/96                  10517            10795                10,291
5/31/96                  10534            10791                10,310
6/28/96                  10633            10908                10,316
7/31/96                  10693            11008                10,336
8/30/96                  10698            11005                10,356
9/30/96                  10831            11159                10,389
10/31/96                 10920            11286                10,422
11/29/96                 11047            11492                10,442
12/31/96                 11054            11444                10,442
1/31/97                  11061            11466                10,475
2/28/97                  11143            11571                10,508

Total Return             11.43%           15.71%               5.08%

GRAPHIC MATERIAL (19)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997

AAA                     50.8%
AA                      11.2%
A                       21.8%
BBB                     16.2%

GRAPHIC MATERIAL (20)

This bar chart shows the comparison between the fund's distribution rate of 5.30% and the taxable equivalent rate of 9.33%.

GRAPHIC MATERIAL (21)

The following line graph hypothetically compares the performance of the fund's shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 10/12/91 to 2/28/97.

Period Ending            Fund             Index                Index

10/12/91                 9579             10,000               10,000
10/31/91                 9588             10,055               10,009
11/29/91                 9598             10,083               10,038
12/31/91                 9789             10,300               10,045
1/31/92                  9856             10,324               10,060
2/28/92                  9866             10,327               10,097
3/31/92                  9890             10,331               10,148
4/30/92                  9972             10,423               10,162
5/29/92                  10122            10,546               10,176
6/30/92                  10263            10,723               10,213
7/31/92                  10679            11,045               10,235
8/31/92                  10497            10,937               10,263
9/30/92                  10522            11,008               10,292
10/30/92                 10348            10,900               10,328
11/30/92                 10643            11,095               10,342
12/31/92                 10798            11,208               10,335
1/29/93                  10925            11,338               10,386
2/26/93                  11265            11,749               10,422
3/31/93                  11188            11,624               10,459
4/30/93                  11306            11,741               10,488
5/31/93                  11393            11,807               10,503
6/30/93                  11626            12,004               10,517
7/30/93                  11663            12,020               10,517
8/31/93                  11898            12,270               10,547
9/30/93                  12071            12,410               10,569
10/29/93                 12150            12,433               10,612
11/30/93                 12018            12,324               10,620
12/31/93                 12300            12,584               10,620
1/31/94                  12435            12,727               10,648
2/28/94                  12085            12,398               10,685
3/31/94                  11396            11,893               10,721
4/29/94                  11488            11,994               10,736
5/31/94                  11614            12,099               10,743
6/30/94                  11505            12,025               10,780
7/29/94                  11771            12,245               10,809
8/31/94                  11806            12,288               10,852
9/30/94                  11528            12,107               10,882
10/31/94                 11192            11,892               10,889
11/30/94                 10913            11,676               10,903
12/30/94                 11254            11,933               10,903
1/31/95                  11700            12,275               10,947
2/28/95                  12112            12,632               10,991
3/31/95                  12240            12,777               11,027
4/28/95                  12252            12,792               11,063
5/31/95                  12694            13,200               11,086
6/30/95                  12508            13,086               11,108
7/31/95                  12580            13,210               11,108
8/31/95                  12747            13,378               11,137
9/29/95                  12854            13,462               11,159
10/31/95                 13081            13,657               11,196
11/30/95                 13333            13,884               11,188
12/29/95                 13491            14,017               11,180
1/31/96                  13552            14,124               11,246
2/29/96                  13408            14,028               11,282
3/29/96                  13215            13,848               11,341
4/30/96                  13204            13,809               11,385
5/31/96                  13217            13,804               11,406
6/28/96                  13391            13,954               11,413
7/31/96                  13479            14,081               11,435
8/30/96                  13480            14,078               11,457
9/30/96                  13694            14,276               11,493
10/31/96                 13859            14,437               11,530
11/29/96                 14100            14,701               11,552
12/31/96                 14063            14,639               11,552
1/31/97                  14065            14,667               11,589
2/28/97                  14193            14,802               11,625

Total Return             41.93%           48.02%               16.25%

GRAPHIC MATERIAL (22)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997

AAA                           58.8%
AA                             2.8%
A                             14.9%
BBB                           12.5%
Below Investment Grade  11.0%

GRAPHIC MATERIAL (23)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.48% and the taxable equivalent rate of 9.65%.

GRAPHIC MATERIAL (24)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/1/87 to 2/28/97.

Period Ending            Fund             Index                Index

9/1/87                   9,573            10000                10,000
9/30/87                  8,955            9631                 10,052
10/31/87                 8,993            9665                 10,078
11/30/87                 9,307            9917                 10,087
12/31/87                 9,480            10061                10,087
1/31/88                  9,962            10419                10,113
2/29/88                  10,069           10529                10,140
3/31/88                  9,868            10407                10,183
4/30/88                  9,909            10486                10,236
5/31/88                  9,961            10456                10,271
6/30/88                  10,130           10609                10,315
7/31/88                  10,152           10678                10,359
8/31/88                  10,218           10687                10,402
9/30/88                  10,405           10881                10,472
10/31/88                 10,624           11072                10,506
11/30/88                 10,549           10970                10,515
12/31/88                 10,698           11082                10,533
1/31/89                  10,911           11311                10,585
2/28/89                  10,834           11183                10,629
3/31/89                  10,830           11156                10,690
4/30/89                  11,047           11420                10,760
5/31/89                  11,317           11658                10,821
6/30/89                  11,473           11816                10,847
7/31/89                  11,586           11977                10,873
8/31/89                  11,507           11859                10,891
9/30/89                  11,448           11824                10,925
10/31/89                 11,553           11968                10,978
11/30/89                 11,735           12178                11,004
12/31/89                 11,841           12277                11,022
1/31/90                  11,748           12220                11,135
2/28/90                  11,889           12329                11,188
3/31/90                  11,895           12332                11,249
4/30/90                  11,811           12243                11,267
5/31/90                  12,092           12510                11,293
6/30/90                  12,213           12620                11,354
7/31/90                  12,417           12807                11,397
8/31/90                  12,133           12622                11,502
9/30/90                  12,105           12629                11,599
10/31/90                 12,277           12858                11,668
11/30/90                 12,580           13116                11,694
12/31/90                 12,611           13174                11,694
1/31/91                  12,834           13350                11,764
2/28/91                  12,938           13466                11,782
3/31/91                  12,982           13472                11,799
4/30/91                  13,148           13652                11,817
5/31/91                  13,254           13774                11,853
6/30/91                  13,249           13760                11,887
7/31/91                  13,456           13928                11,905
8/31/91                  13,588           14112                11,939
9/30/91                  13,785           14295                11,992
10/31/91                 13,843           14424                12,010
11/30/91                 13,915           14464                12,045
12/31/91                 14,153           14775                12,053
1/31/92                  14,189           14809                12,071
2/29/92                  14,187           14814                12,115
3/31/92                  14,223           14820                12,176
4/30/92                  14,338           14952                12,193
5/31/92                  14,520           15128                12,211
6/30/92                  14,703           15382                12,254
7/31/92                  15,245           15844                12,280
8/31/92                  15,056           15688                12,315
9/30/92                  15,080           15790                12,349
10/31/92                 14,847           15636                12,392
11/30/92                 15,157           15915                12,410
12/31/92                 15,400           16078                12,401
1/31/93                  15,575           16264                12,462
2/28/93                  16,028           16853                12,505
3/31/93                  15,942           16674                12,549
4/30/93                  16,050           16843                12,584
5/31/93                  16,117           16937                12,602
6/30/93                  16,424           17220                12,620
7/31/93                  16,447           17242                12,620
8/31/93                  16,697           17601                12,655
9/30/93                  16,863           17802                12,681
10/31/93                 16,885           17836                12,733
11/30/93                 16,851           17679                12,742
12/31/93                 17,116           18052                12,742
1/31/94                  17,251           18257                12,777
2/28/94                  16,963           17785                12,820
3/31/94                  16,350           17061                12,864
4/30/94                  16,369           17206                12,882
5/31/94                  16,507           17355                12,891
6/30/94                  16,436           17250                12,935
7/31/94                  16,710           17565                12,970
8/31/94                  16,760           17627                13,021
9/30/94                  16,613           17368                13,057
10/31/94                 16,359           17058                13,066
11/30/94                 15,983           16750                13,083
12/31/94                 16,296           17118                13,083
1/31/95                  16,765           17608                13,135
2/28/95                  17,159           18120                13,188
3/31/95                  17,243           18328                13,231
4/30/95                  17,295           18350                13,275
5/31/95                  17,710           18936                13,301
6/30/95                  17,590           18771                13,328
7/31/95                  17,707           18949                13,328
8/31/95                  17,874           19190                13,363
9/30/95                  18,009           19311                13,389
10/31/95                 18,240           19591                13,433
11/30/95                 18,506           19916                13,424
12/31/95                 18,676           20107                13,415
1/31/96                  18,748           20260                13,494
2/29/96                  18,655           20122                13,537
3/31/96                  18,497           19865                13,607
4/30/96                  18,471           19809                13,660
5/31/96                  18,527           19801                13,686
6/30/96                  18,718           20017                13,695
7/31/96                  18,859           20199                13,721
8/31/96                  18,916           20195                13,747
9/30/96                  19,144           20478                13,791
10/31/96                 19,321           20709                13,835
11/30/96                 19,620           21088                13,861
12/31/96                 19,575           21000                13,861
1/31/97                  19,600           21040                13,905
2/28/97                  19,763           21233                13,949

Total Return             97.63%           112.33%              39.49%

GRAPHIC MATERIAL (25)

This bar chart shows the comparison between the fund's Class II distribution rate of 4.98% and the taxable equivalent rate of 8.77%.

GRAPHIC MATERIAL (26)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 Investment from 5/1/95 to 2/28/97.

Period Ending            Fund             Index                Index

5/1/95                   9,901            10000                10,000
5/31/95                  10,131           10319                10,020
6/30/95                  10,066           10229                10,040
7/31/95                  10,146           10326                10,040
8/31/95                  10,236           10458                10,066
9/30/95                  10,298           10523                10,086
10/30/95                 10,434           10676                10,120
11/30/95                 10,580           10853                10,112
12/31/95                 10,680           10957                10,105
1/31/96                  10,715           11041                10,165
2/29/96                  10,657           10966                10,198
3/31/96                  10,553           10825                10,251
4/30/96                  10,542           10795                10,291
5/31/96                  10,569           10791                10,310
6/30/96                  10,663           10908                10,316
7/31/96                  10,748           11008                10,336
8/31/96                  10,775           11005                10,356
9/30/96                  10,900           11159                10,389
10/31/96                 10,994           11286                10,422
11/30/96                 11,157           11492                10,442
12/31/96                 11,125           11444                10,442
1/31/97                  11,143           11466                10,475
2/28/97                  11,219           11571                10,508

Total Return             12.19%           15.71%               5.08%

GRAPHIC MATERIAL (27)

This chart shows in pie format the quality breakdown of the fund's securities on 2/82/97, based on total net assets.

Quality Breakdown on February 28, 1997

AAA               48.4%
AA                16.0%
A                 27.1%
BBB                8.5%

GRAPHIC MATERIAL (28)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.27% and the taxable equivalent of 9.48%.

GRAPHIC MATERIAL (29)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 10/3/88 to 2/28/97.

Period Ending            Fund             Index                Index

10/3/88                  9579             10000                10,000
10/31/88                 9588             10176                10,033
11/30/88                 9521             10082                10,041
12/30/88                 9617             10185                10,058
1/31/89                  9761             10396                10,108
2/28/89                  9699             10278                10,150
3/31/89                  9686             10253                10,209
4/28/89                  9905             10496                10,275
5/31/89                  10106            10714                10,334
6/30/89                  10239            10860                10,358
7/31/89                  10334            11008                10,383
8/31/89                  10261            10900                10,400
9/29/89                  10217            10867                10,433
10/31/89                 10303            11000                10,483
11/30/89                 10460            11192                10,508
12/29/89                 10557            11284                10,525
1/31/90                  10482            11231                10,634
2/28/90                  10601            11331                10,684
3/30/90                  10555            11334                10,742
4/30/90                  10483            11253                10,760
5/31/90                  10722            11498                10,784
6/29/90                  10848            11599                10,843
7/31/90                  11006            11771                10,884
8/31/90                  10741            11600                10,984
9/28/90                  10731            11607                11,076
10/31/90                 10892            11817                11,143
11/30/90                 11140            12055                11,167
12/31/90                 11129            12108                11,167
1/31/91                  11347            12270                11,234
2/28/91                  11435            12377                11,251
3/29/91                  11479            12382                11,268
4/30/91                  11624            12548                11,285
5/31/91                  11691            12659                11,319
6/28/91                  11702            12647                11,351
7/31/91                  11838            12801                11,368
8/30/91                  11952            12970                11,401
9/30/91                  12123            13138                11,452
10/31/91                 12192            13257                11,469
11/29/91                 12227            13294                11,502
12/31/91                 12471            13580                11,510
1/31/92                  12512            13611                11,527
2/28/92                  12506            13615                11,569
3/31/92                  12524            13620                11,628
4/30/92                  12636            13742                11,644
5/29/92                  12809            13904                11,660
6/30/92                  12971            14137                11,702
7/31/92                  13375            14561                11,727
8/31/92                  13236            14419                11,760
9/30/92                  13266            14512                11,793
10/30/92                 13052            14370                11,834
11/30/92                 13353            14627                11,851
12/31/92                 13557            14777                11,842
1/29/93                  13725            14948                11,900
2/26/93                  14131            15489                11,942
3/31/93                  14061            15325                11,984
4/30/93                  14181            15480                12,017
5/31/93                  14238            15566                12,034
6/30/93                  14499            15826                12,051
7/30/93                  14541            15847                12,051
8/31/93                  14776            16177                12,085
9/30/93                  14858            16361                12,110
10/29/93                 14926            16392                12,160
11/30/93                 14878            16248                12,168
12/31/93                 15207            16591                12,168
1/31/94                  15340            16780                12,201
2/28/94                  15064            16345                12,243
3/31/94                  14480            15680                12,284
4/29/94                  14494            15813                12,301
5/31/94                  14630            15951                12,310
6/30/94                  14563            15854                12,352
7/29/94                  14821            16144                12,385
8/31/94                  14877            16200                12,435
9/30/94                  14688            15962                12,468
10/31/94                 14400            15678                12,477
11/30/94                 14058            15394                12,493
12/30/94                 14435            15733                12,493
1/31/95                  14884            16183                12,543
2/28/95                  15334            16654                12,593
3/31/95                  15478            16845                12,635
4/28/95                  15494            16865                12,677
5/31/95                  15908            17403                12,702
6/30/95                  15782            17252                12,727
7/31/95                  16000            17416                12,727
8/31/95                  16190            17637                12,761
9/29/95                  16323            17748                12,786
10/31/95                 16515            18006                12,828
11/30/95                 16766            18304                12,819
12/29/95                 16931            18480                12,810
1/31/96                  16993            18621                12,886
2/29/96                  16892            18494                12,927
3/29/96                  16702            18257                12,994
4/30/96                  16690            18206                13,045
5/31/96                  16692            18199                13,070
6/28/96                  16861            18397                13,078
7/31/96                  17001            18565                13,103
8/30/96                  16987            18561                13,127
9/30/96                  17235            18821                13,169
10/31/96                 17392            19033                13,212
11/29/96                 17673            19382                13,237
12/31/96                 17598            19300                13,237
1/31/97                  17617            19337                13,279
2/28/97                  17776            19515                13,320

Total Return             77.76%           95.15%               33.20%

GRAPHIC MATERIAL (30)

This bar chart shows the comparison between the fund's Class II shares distribution rate of 4.81% and the taxable equivalent rate of 8.65%.

GRAPHIC MATERIAL (31)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.

Period Ending            Fund             Index                Index

5/1/95                   9900             10000                10,000
5/31/95                  10167            10319                10,020
6/30/95                  10081            10229                10,040
7/31/95                  10224            10326                10,040
8/31/95                  10340            10458                10,066
9/29/95                  10409            10523                10,086
10/31/95                 10544            10676                10,120
11/30/95                 10699            10853                10,112
12/29/95                 10798            10957                10,105
1/31/96                  10841            11041                10,165
2/29/96                  10781            10966                10,198
3/29/96                  10669            10825                10,251
4/30/96                  10647            10795                10,291
5/31/96                  10652            10791                10,310
6/28/96                  10745            10908                10,316
7/31/96                  10828            11008                10,336
8/30/96                  10823            11005                10,356
9/30/96                  10965            11159                10,389
10/31/96                 11069            11286                10,422
11/29/96                 11231            11492                10,442
12/31/96                 11189            11444                10,442
1/31/97                  11195            11466                10,475
2/28/97                  11290            11571                10,508

Total Return             12.90%           15.71%               5.08%

GRAPHIC MATERIAL (32)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997

AAA                           60.2%
AA                            12.2%
A                             10.8%
BBB                           16.7%
Below Investment Grade   0.1%

GRAPHIC MATERIAL (33)

This bar chart shows the comparison between the fund's Class I shares distribution rate of 5.24% and the taxable equivalent rate of 9.23%.

GRAPHIC MATERIAL (34)

The following line graph hypothetically compares the performance of the fund's Class I to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/1/87 to 2/28/97.

Period Ending            Fund             Index                Index

9/1/87                   9,573            10000                10,000
9/30/87                  8,967            9631                 10,052
10/31/87                 8,957            9665                 10,078
11/30/87                 9,289            9917                 10,087
12/31/87                 9,466            10061                10,087
1/31/88                  9,902            10419                10,113
2/29/88                  9,975            10529                10,140
3/31/88                  9,788            10407                10,183
4/30/88                  9,843            10486                10,236
5/31/88                  9,888            10456                10,271
6/30/88                  10,070           10609                10,315
7/31/88                  10,116           10678                10,359
8/31/88                  10,186           10687                10,402
9/30/88                  10,387           10881                10,472
10/31/88                 10,629           11072                10,506
11/30/88                 10,539           10970                10,515
12/31/88                 10,662           11082                10,533
1/31/89                  10,868           11311                10,585
2/28/89                  10,776           11183                10,629
3/31/89                  10,767           11156                10,690
4/30/89                  10,997           11420                10,760
5/31/89                  11,238           11658                10,821
6/30/89                  11,366           11816                10,847
7/31/89                  11,462           11977                10,873
8/31/89                  11,400           11859                10,891
9/30/89                  11,338           11824                10,925
10/31/89                 11,436           11968                10,978
11/30/89                 11,601           12178                11,004
12/31/89                 11,701           12277                11,022
1/31/90                  11,616           12220                11,135
2/28/90                  11,772           12329                11,188
3/31/90                  11,763           12332                11,249
4/30/90                  11,709           12243                11,267
5/31/90                  11,969           12510                11,293
6/30/90                  12,084           12620                11,354
7/31/90                  12,268           12807                11,397
8/31/90                  12,031           12622                11,502
9/30/90                  11,999           12629                11,599
10/31/90                 12,198           12858                11,668
11/30/90                 12,479           13116                11,694
12/31/90                 12,481           13174                11,694
1/31/91                  12,671           13350                11,764
2/28/91                  12,744           13466                11,782
3/31/91                  12,806           13472                11,799
4/30/91                  12,988           13652                11,817
5/31/91                  13,075           13774                11,853
6/30/91                  13,053           13760                11,887
7/31/91                  13,263           13928                11,905
8/31/91                  13,375           14112                11,939
9/30/91                  13,562           14295                11,992
10/31/91                 13,651           14424                12,010
11/30/91                 13,716           14464                12,045
12/31/91                 13,975           14775                12,053
1/31/92                  14,009           14809                12,071
2/29/92                  14,043           14814                12,115
3/31/92                  14,078           14820                12,176
4/30/92                  14,201           14952                12,193
5/31/92                  14,364           15128                12,211
6/30/92                  14,528           15382                12,254
7/31/92                  15,029           15844                12,280
8/31/92                  14,843           15688                12,315
9/30/92                  14,892           15790                12,349
10/31/92                 14,625           15636                12,392
11/30/92                 14,977           15915                12,410
12/31/92                 15,212           16078                12,401
1/31/93                  15,395           16264                12,462
2/28/93                  15,834           16853                12,505
3/31/93                  15,789           16674                12,549
4/30/93                  15,893           16843                12,584
5/31/93                  15,985           16937                12,602
6/30/93                  16,268           17220                12,620
7/31/93                  16,346           17242                12,620
8/31/93                  16,660           17601                12,655
9/30/93                  16,889           17802                12,681
10/31/93                 16,923           17836                12,733
11/30/93                 16,833           17679                12,742
12/31/93                 17,234           18052                12,742
1/31/94                  17,397           18257                12,777
2/28/94                  17,020           17785                12,820
3/31/94                  16,398           17061                12,864
4/30/94                  16,448           17206                12,882
5/31/94                  16,585           17355                12,891
6/30/94                  16,519           17250                12,935
7/31/94                  16,774           17565                12,970
8/31/94                  16,840           17627                13,021
9/30/94                  16,609           17368                13,057
10/31/94                 16,333           17058                13,066
11/30/94                 16,013           16750                13,083
12/31/94                 16,359           17118                13,083
1/31/95                  16,828           17608                13,135
2/28/95                  17,269           18120                13,188
3/31/95                  17,409           18328                13,231
4/30/95                  17,474           18350                13,275
5/31/95                  17,936           18936                13,301
6/30/95                  17,833           18771                13,328
7/31/95                  17,930           18949                13,328
8/31/95                  18,121           19190                13,363
9/30/95                  18,203           19311                13,389
10/31/95                 18,426           19591                13,433
11/30/95                 18,715           19916                13,424
12/31/95                 18,926           20107                13,415
1/31/96                  19,106           20260                13,494
2/29/96                  19,033           20122                13,537
3/31/96                  18,800           19865                13,607
4/30/96                  18,758           19809                13,660
5/31/96                  18,748           19801                13,686
6/30/96                  18,949           20017                13,695
7/31/96                  19,086           20199                13,721
8/31/96                  19,124           20195                13,747
9/30/96                  19,393           20478                13,791
10/31/96                 19,581           20709                13,835
11/30/96                 19,870           21088                13,861
12/31/96                 19,813           21000                13,861
1/31/97                  19,837           21040                13,905
2/28/97                  19,995           21233                13,949

Total Return             99.95%           112.33%              39.49%

GRAPHIC MATERIAL (35)

This bar chart shows the comparison between the fund's Class II shares distribution rate of 4.78% and the taxable equivalent rate of 8.42%.

GRAPHIC MATERIAL (36)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.

Period Ending            Fund             Index                Index

5/1/95                   9,896            10000                10,000
5/31/95                  10,160           10319                10,020
6/30/95                  10,096           10229                10,040
7/31/95                  10,146           10326                10,040
8/31/95                  10,249           10458                10,066
9/30/95                  10,298           10523                10,086
10/30/95                 10,419           10676                10,120
11/30/95                 10,576           10853                10,112
12/31/95                 10,690           10957                10,105
1/31/96                  10,787           11041                10,165
2/29/96                  10,740           10966                10,198
3/31/96                  10,597           10825                10,251
4/30/96                  10,577           10795                10,291
5/31/96                  10,566           10791                10,310
6/30/96                  10,674           10908                10,316
7/31/96                  10,746           11008                10,336
8/31/96                  10,763           11005                10,356
9/30/96                  10,900           11159                10,389
10/31/96                 11,009           11286                10,422
11/30/96                 11,165           11492                10,442
12/31/96                 11,109           11444                10,442
1/31/97                  11,116           11466                10,475
2/28/97                  11,208           11571                10,508

Total Return             12.08%           15.71%               5.08%

GRAPHIC MATERIAL (37)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997

AAA                           37.0%
AA                            22.9%
A                             23.0%
BBB                           16.4%
Below Investment Grade   0.7%

GRAPHIC MATERIAL (38)

This bar chart shows the comparison between the fund's Class I shares distribution rate of 5.09% and the taxable equivalent distribution rate of 9.14%.

GRAHPIC MATERIAL (39)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/1/87 to 2/28/97.

Period Ending            Fund             Index                Index

9/1/87                   9,579            10000                10,000
9/30/87                  8,948            9631                 10,052
10/31/87                 9,006            9665                 10,078
11/30/87                 9,388            9917                 10,087
12/31/87                 9,578            10061                10,087
1/31/88                  10,050           10419                10,113
2/29/88                  10,175           10529                10,140
3/31/88                  9,960            10407                10,183
4/30/88                  9,988            10486                10,236
5/31/88                  10,017           10456                10,271
6/30/88                  10,234           10609                10,315
7/31/88                  10,293           10678                10,359
8/31/88                  10,354           10687                10,402
9/30/88                  10,596           10881                10,472
10/31/88                 10,819           11072                10,506
11/30/88                 10,708           10970                10,515
12/31/88                 10,862           11082                10,533
1/31/89                  11,100           11311                10,585
2/28/89                  11,017           11183                10,629
3/31/89                  11,007           11156                10,690
4/30/89                  11,270           11420                10,760
5/31/89                  11,502           11658                10,821
6/30/89                  11,662           11816                10,847
7/31/89                  11,747           11977                10,873
8/31/89                  11,672           11859                10,891
9/30/89                  11,597           11824                10,925
10/31/89                 11,694           11968                10,978
11/30/89                 11,869           12178                11,004
12/31/89                 11,980           12277                11,022
1/31/90                  11,903           12220                11,135
2/28/90                  12,047           12329                11,188
3/31/90                  12,047           12332                11,249
4/30/90                  11,970           12243                11,267
5/31/90                  12,244           12510                11,293
6/30/90                  12,374           12620                11,354
7/31/90                  12,559           12807                11,397
8/31/90                  12,285           12622                11,502
9/30/90                  12,264           12629                11,599
10/31/90                 12,442           12858                11,668
11/30/90                 12,725           13116                11,694
12/31/90                 12,739           13174                11,694
1/31/91                  12,932           13350                11,764
2/28/91                  13,005           13466                11,782
3/31/91                  13,056           13472                11,799
4/30/91                  13,227           13652                11,817
5/31/91                  13,327           13774                11,853
6/30/91                  13,305           13760                11,887
7/31/91                  13,492           13928                11,905
8/31/91                  13,617           14112                11,939
9/30/91                  13,794           14295                11,992
10/31/91                 13,871           14424                12,010
11/30/91                 13,924           14464                12,045
12/31/91                 14,204           14775                12,053
1/31/92                  14,237           14809                12,071
2/29/92                  14,232           14814                12,115
3/31/92                  14,253           14820                12,176
4/30/92                  14,363           14952                12,193
5/31/92                  14,526           15128                12,211
6/30/92                  14,716           15382                12,254
7/31/92                  15,247           15844                12,280
8/31/92                  15,071           15688                12,315
9/30/92                  15,119           15790                12,349
10/31/92                 14,928           15636                12,392
11/30/92                 15,255           15915                12,410
12/31/92                 15,477           16078                12,401
1/31/93                  15,674           16264                12,462
2/28/93                  16,128           16853                12,505
3/31/93                  16,068           16674                12,549
4/30/93                  16,185           16843                12,584
5/31/93                  16,248           16937                12,602
6/30/93                  16,504           17220                12,620
7/31/93                  16,513           17242                12,620
8/31/93                  16,855           17601                12,655
9/30/93                  17,042           17802                12,681
10/31/93                 17,089           17836                12,733
11/30/93                 16,996           17679                12,742
12/31/93                 17,285           18052                12,742
1/31/94                  17,448           18257                12,777
2/28/94                  17,096           17785                12,820
3/31/94                  16,426           17061                12,864
4/30/94                  16,518           17206                12,882
5/31/94                  16,640           17355                12,891
6/30/94                  16,514           17250                12,935
7/31/94                  16,812           17565                12,970
8/31/94                  16,877           17627                13,021
9/30/94                  16,647           17368                13,057
10/31/94                 16,326           17058                13,066
11/30/94                 15,916           16750                13,083
12/31/94                 16,296           17118                13,083
1/31/95                  16,800           17608                13,135
2/28/95                  17,275           18120                13,188
3/31/95                  17,479           18328                13,231
4/30/95                  17,499           18350                13,275
5/31/95                  17,951           18936                13,301
6/30/95                  17,818           18771                13,328
7/31/95                  17,901           18949                13,328
8/31/95                  18,080           19190                13,363
9/30/95                  18,180           19311                13,389
10/31/95                 18,453           19591                13,433
11/30/95                 18,744           19916                13,424
12/31/95                 18,925           20107                13,415
1/31/96                  19,011           20260                13,494
2/29/96                  18,873           20122                13,537
3/31/96                  18,687           19865                13,607
4/30/96                  18,677           19809                13,660
5/31/96                  18,699           19801                13,686
6/30/96                  18,899           20017                13,695
7/31/96                  19,033           20199                13,721
8/31/96                  19,035           20195                13,747
9/30/96                  19,287           20478                13,791
10/31/96                 19,473           20709                13,835
11/30/96                 19,743           21088                13,861
12/31/96                 19,696           21000                13,861
1/31/97                  19,716           21040                13,905
2/28/97                  19,888           21233                13,949

Total Return             98.88%           112.33%              39.49%

GRAPHIC MATERIAL (40)

This bar chart shows the comparison between the fund's Class II shares distribution rate of 4.59% and the taxable equivalent rate of 8.24%.

GRAPHIC MATERIAL (41)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.

Period Ending            Fund             Index                Index

5/1/95                   9,896            10000                10,000
5/31/95                  10,144           10319                10,020
6/30/95                  10,081           10229                10,040
7/31/95                  10,132           10326                10,040
8/31/95                  10,227           10458                10,066
9/30/95                  10,287           10523                10,086
10/30/95                 10,436           10676                10,120
11/30/95                 10,594           10853                10,112
12/31/95                 10,700           10957                10,105
1/31/96                  10,734           11041                10,165
2/29/96                  10,651           10966                10,198
3/31/96                  10,543           10825                10,251
4/30/96                  10,532           10795                10,291
5/31/96                  10,540           10791                10,310
6/30/96                  10,656           10908                10,316
7/31/96                  10,717           11008                10,336
8/31/96                  10,714           11005                10,356
9/30/96                  10,859           11159                10,389
10/31/96                 10,949           11286                10,422
11/30/96                 11,104           11492                10,442
12/31/96                 11,073           11444                10,442
1/31/97                  11,078           11466                10,475
2/28/97                  11,168           11571                10,508

Total Return             11.68%           15.71%               5.08%

GRAPHIC MATERIAL (42)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997

AAA               63.8%
AA                10.8%
A                  7.2%
BBB               18.2%

GRAPHIC MATERIAL (43)

This bar chart shows the comparison between the fund's Class I shares distribution rate of 5.66% and the taxable equivalent rate of 9.37%.

GRAPHIC MATERIAL (44)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/1/87 to 2/28/97.

Period Ending            Fund             Index                Index

9/1/87                   9574             10000                10,000
9/30/87                  8987             9631                 10,052
10/31/87                 9025             9665                 10,078
11/30/87                 9460             9917                 10,087
12/31/87                 9684             10061                10,087
1/31/88                  10119            10419                10,113
2/29/88                  10191            10529                10,140
3/31/88                  9993             10407                10,183
4/30/88                  10017            10486                10,236
5/31/88                  10071            10456                10,271
6/30/88                  10244            10609                10,315
7/31/88                  10309            10678                10,359
8/31/88                  10346            10687                10,402
9/30/88                  10583            10881                10,472
10/31/88                 10844            11072                10,506
11/30/88                 10759            10970                10,515
12/31/88                 10879            11082                10,533
1/31/89                  11082            11311                10,585
2/28/89                  11027            11183                10,629
3/31/89                  11035            11156                10,690
4/30/89                  11252            11420                10,760
5/31/89                  11502            11658                10,821
6/30/89                  11648            11816                10,847
7/31/89                  11741            11977                10,873
8/31/89                  11673            11859                10,891
9/30/89                  11616            11824                10,925
10/31/89                 11721            11968                10,978
11/30/89                 11904            12178                11,004
12/31/89                 12022            12277                11,022
1/31/90                  11941            12220                11,135
2/28/90                  12049            12329                11,188
3/31/90                  12035            12332                11,249
4/30/90                  11963            12243                11,267
5/31/90                  12221            12510                11,293
6/30/90                  12344            12620                11,354
7/31/90                  12548            12807                11,397
8/31/90                  12243            12622                11,502
9/30/90                  12216            12629                11,599
10/31/90                 12413            12858                11,668
11/30/90                 12716            13116                11,694
12/31/90                 12748            13174                11,694
1/31/91                  12961            13350                11,764
2/28/91                  13029            13466                11,782
3/31/91                  13074            13472                11,799
4/30/91                  13265            13652                11,817
5/31/91                  13372            13774                11,853
6/30/91                  13369            13760                11,887
7/31/91                  13552            13928                11,905
8/31/91                  13685            14112                11,939
9/30/91                  13883            14295                11,992
10/31/91                 13955            14424                12,010
11/30/91                 14015            14464                12,045
12/31/91                 14295            14775                12,053
1/31/92                  14294            14809                12,071
2/29/92                  14332            14814                12,115
3/31/92                  14370            14820                12,176
4/30/92                  14486            14952                12,193
5/31/92                  14668            15128                12,211
6/30/92                  14865            15382                12,254
7/31/92                  15354            15844                12,280
8/31/92                  15138            15688                12,315
9/30/92                  15176            15790                12,349
10/31/92                 14944            15636                12,392
11/30/92                 15266            15915                12,410
12/31/92                 15495            16078                12,401
1/31/93                  15670            16264                12,462
2/28/93                  16163            16853                12,505
3/31/93                  16049            16674                12,549
4/30/93                  16144            16843                12,584
5/31/93                  16211            16937                12,602
6/30/93                  16475            17220                12,620
7/31/93                  16499            17242                12,620
8/31/93                  16764            17601                12,655
9/30/93                  16945            17802                12,681
10/31/93                 16983            17836                12,733
11/30/93                 17036            17679                12,742
12/31/93                 17292            18052                12,742
1/31/94                  17433            18257                12,777
2/28/94                  17181            17785                12,820
3/31/94                  16691            17061                12,864
4/30/94                  16772            17206                12,882
5/31/94                  16898            17355                12,891
6/30/94                  16875            17250                12,935
7/31/94                  17092            17565                12,970
8/31/94                  17145            17627                13,021
9/30/94                  17016            17368                13,057
10/31/94                 16841            17058                13,066
11/30/94                 16560            16750                13,083
12/31/94                 16813            17118                13,083
1/31/95                  17144            17608                13,135
2/28/95                  17493            18120                13,188
3/31/95                  17642            18328                13,231
4/30/95                  17698            18350                13,275
5/31/95                  18085            18936                13,301
6/30/95                  18078            18771                13,328
7/31/95                  18183            18949                13,328
8/31/95                  18368            19190                13,363
9/30/95                  18506            19311                13,389
10/31/95                 18693            19591                13,433
11/30/95                 18913            19916                13,424
12/31/95                 19053            20107                13,415
1/31/96                  19161            20260                13,494
2/29/96                  19105            20122                13,537
3/31/96                  19016            19865                13,607
4/30/96                  19026            19809                13,660
5/31/96                  19069            19801                13,686
6/30/96                  19247            20017                13,695
7/31/96                  19375            20199                13,721
8/31/96                  19384            20195                13,747
9/30/96                  19649            20478                13,791
10/31/96                 19813            20709                13,835
11/30/96                 20064            21088                13,861
12/31/96                 20036            21000                13,861
1/31/97                  20065            21040                13,905
2/28/97                  20216            21233                13,949

Total Return             102.16%          112.33%              39.49%

GRAPHIC MATERIAL (45)

This bar chart shows the comparison between the fund's Class II shares distribution rate of 5.20% and the taxable equivalent rate of 8.61%.

GRAPHIC MATERIAL (46)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.

Period Ending            Fund             Index                Index

5/1/95                   9903             10000                10,000
5/31/95                  10120            10319                10,020
6/30/95                  10111            10229                10,040
7/31/95                  10165            10326                10,040
8/31/95                  10290            10458                10,066
9/30/95                  10361            10523                10,086
10/30/95                 10460            10676                10,120
11/30/95                 10613            10853                10,112
12/31/95                 10695            10957                10,105
1/31/96                  10750            11041                10,165
2/29/96                  10704            10966                10,198
3/31/96                  10660            10825                10,251
4/30/96                  10660            10795                10,291
5/31/96                  10679            10791                10,310
6/30/96                  10782            10908                10,316
7/31/96                  10848            11008                10,336
8/31/96                  10848            11005                10,356
9/30/96                  10989            11159                10,389
10/31/96                 11077            11286                10,422
11/30/96                 11212            11492                10,442
12/31/96                 11194            11444                10,442
1/31/97                  11214            11466                10,475
2/28/97                  11292            11571                10,508

Total Return             12.92%           15.71%               5.08%

GRAPHIC MATERIAL (47)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997

AAA               44.2%
AA                30.7%
A                 16.9%
BBB                8.2%

GRAPHIC MATERIAL (48)

This bar chart shows the comparison between the fund's Class I shares distribution rate of 5.32% and the taxable equivalent rate of 9.35%.

GRAPHIC MATERIAL (49)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/1/87 to 2/28/97.

Period Ending            Fund             Index                Index

9/1/87                   9,571            10000                10,000
9/30/87                  8,980            9631                 10,052
10/31/87                 8,990            9665                 10,078
11/30/87                 9,447            9917                 10,087
12/31/87                 9,641            10061                10,087
1/31/88                  10,048           10419                10,113
2/29/88                  10,148           10529                10,140
3/31/88                  9,937            10407                10,183
4/30/88                  9,950            10486                10,236
5/31/88                  9,993            10456                10,271
6/30/88                  10,174           10609                10,315
7/31/88                  10,237           10678                10,359
8/31/88                  10,310           10687                10,402
9/30/88                  10,505           10881                10,472
10/31/88                 10,742           11072                10,506
11/30/88                 10,653           10970                10,515
12/31/88                 10,780           11082                10,533
1/31/89                  10,979           11311                10,585
2/28/89                  10,899           11183                10,629
3/31/89                  10,881           11156                10,690
4/30/89                  11,106           11420                10,760
5/31/89                  11,363           11658                10,821
6/30/89                  11,515           11816                10,847
7/31/89                  11,615           11977                10,873
8/31/89                  11,543           11859                10,891
9/30/89                  11,481           11824                10,925
10/31/89                 11,593           11968                10,978
11/30/89                 11,761           12178                11,004
12/31/89                 11,864           12277                11,022
1/31/90                  11,800           12220                11,135
2/28/90                  11,926           12329                11,188
3/31/90                  11,918           12332                11,249
4/30/90                  11,843           12243                11,267
5/31/90                  12,107           12510                11,293
6/30/90                  12,214           12620                11,354
7/31/90                  12,413           12807                11,397
8/31/90                  12,104           12622                11,502
9/30/90                  12,084           12629                11,599
10/31/90                 12,275           12858                11,668
11/30/90                 12,562           13116                11,694
12/31/90                 12,565           13174                11,694
1/31/91                  12,772           13350                11,764
2/28/91                  12,895           13466                11,782
3/31/91                  12,935           13472                11,799
4/30/91                  13,109           13652                11,817
5/31/91                  13,198           13774                11,853
6/30/91                  13,202           13760                11,887
7/31/91                  13,404           13928                11,905
8/31/91                  13,532           14112                11,939
9/30/91                  13,735           14295                11,992
10/31/91                 13,815           14424                12,010
11/30/91                 13,869           14464                12,045
12/31/91                 14,140           14775                12,053
1/31/92                  14,160           14809                12,071
2/29/92                  14,168           14814                12,115
3/31/92                  14,189           14820                12,176
4/30/92                  14,313           14952                12,193
5/31/92                  14,478           15128                12,211
6/30/92                  14,682           15382                12,254
7/31/92                  15,191           15844                12,280
8/31/92                  15,040           15688                12,315
9/30/92                  15,088           15790                12,349
10/31/92                 14,829           15636                12,392
11/30/92                 15,159           15915                12,410
12/31/92                 15,384           16078                12,401
1/31/93                  15,568           16264                12,462
2/28/93                  16,013           16853                12,505
3/31/93                  15,952           16674                12,549
4/30/93                  16,070           16843                12,584
5/31/93                  16,162           16937                12,602
6/30/93                  16,448           17220                12,620
7/31/93                  16,456           17242                12,620
8/31/93                  16,760           17601                12,655
9/30/93                  16,951           17802                12,681
10/31/93                 17,045           17836                12,733
11/30/93                 17,011           17679                12,742
12/31/93                 17,291           18052                12,742
1/31/94                  17,458           18257                12,777
2/28/94                  17,135           17785                12,820
3/31/94                  16,547           17061                12,864
4/30/94                  16,611           17206                12,882
5/31/94                  16,705           17355                12,891
6/30/94                  16,607           17250                12,935
7/31/94                  16,879           17565                12,970
8/31/94                  16,960           17627                13,021
9/30/94                  16,757           17368                13,057
10/31/94                 16,462           17058                13,066
11/30/94                 16,092           16750                13,083
12/31/94                 16,492           17118                13,083
1/31/95                  16,986           17608                13,135
2/28/95                  17,406           18120                13,188
3/31/95                  17,566           18328                13,231
4/30/95                  17,602           18350                13,275
5/31/95                  18,027           18936                13,301
6/30/95                  17,939           18771                13,328
7/31/95                  18,087           18949                13,328
8/31/95                  18,267           19190                13,363
9/30/95                  18,368           19311                13,389
10/31/95                 18,597           19591                13,433
11/30/95                 18,859           19916                13,424
12/31/95                 19,042           20107                13,415
1/31/96                  19,129           20260                13,494
2/29/96                  19,038           20122                13,537
3/31/96                  18,866           19865                13,607
4/30/96                  18,873           19809                13,660
5/31/96                  18,895           19801                13,686
6/30/96                  19,084           20017                13,695
7/31/96                  19,206           20199                13,721
8/31/96                  19,212           20195                13,747
9/30/96                  19,453           20478                13,791
10/31/96                 19,611           20709                13,835
11/30/96                 19,888           21088                13,861
12/31/96                 19,834           21000                13,861
1/31/97                  19,858           21040                13,905
2/28/97                  20,018           21233                13,949

Total Return             100.18%          112.33%              39.49%

GRAPHIC MATERIAL (50)

This bar chart shows the comparison between the fund's Class II shares distribution rate of 4.90% and the taxable equivalent rate of 8.61%.

GRAPHIC MATERIAL (51)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.

Period Ending            Fund             Index                Index

5/1/95                   9,904            10000                10,000
5/31/95                  10,162           10319                10,020
6/30/95                  10,117           10229                10,040
7/31/95                  10,185           10326                10,040
8/31/95                  10,290           10458                10,066
9/30/95                  10,341           10523                10,086
10/30/95                 10,464           10676                10,120
11/30/95                 10,606           10853                10,112
12/31/95                 10,703           10957                10,105
1/31/96                  10,746           11041                10,165
2/29/96                  10,690           10966                10,198
3/31/96                  10,599           10825                10,251
4/30/96                  10,588           10795                10,291
5/31/96                  10,595           10791                10,310
6/30/96                  10,695           10908                10,316
7/31/96                  10,768           11008                10,336
8/31/96                  10,757           11005                10,356
9/30/96                  10,895           11159                10,389
10/31/96                 10,978           11286                10,422
11/30/96                 11,127           11492                10,442
12/31/96                 11,091           11444                10,442
1/31/97                  11,099           11466                10,475
2/28/97                  11,183           11571                10,508

Total Return             11.83%           15.71%               5.08%




Table of Contents                                  Page

Message from the Chairman                             1

Special Feature:
Q&A with the Municipal Bond Department                2

Fund Reports

Franklin Arizona Tax-Free
Income Fund                                           5

Franklin Colorado Tax-Free
Income Fund                                          13

Franklin Connecticut Tax-Free
Income Fund                                          21

Franklin Indiana Tax-Free
Income Fund                                          29

Franklin Michigan Tax-Free
Income Fund                                          34

Franklin New Jersey Tax-Free
Income Fund                                          39

Franklin Oregon Tax-Free
Income Fund                                          47

 Tax-Free
Income Fund                                          55

Franklin Puerto Rico Tax-Free
Income Fund                                          63

Franklin Federal Intermediate-Term
Tax-Free Income Fund                                 71

Franklin High Yield Tax-Free
Income Fund                                          76

Glossary of Terms                                    84

Statement of Investments                             85

Financial Statements                                153

Notes to Financial Statements                       164

Report of Independent Accountants                   173



                                                      MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------
                                                                 April 14, 1997

Dear Shareholder:

It is a pleasure to bring you the Franklin Tax-Free Trust annual report for the period ended February 28, 1997.

Interest rates fluctuated within a narrow range during the year under review, as investors reacted to various U.S. economic reports. The 30-year Treasury, for example, yielded 6.48% early in the fiscal year. The yield rose a bit in mid-year, following reports of a strong gross domestic product growth rate in the second quarter, and then decreased when the economy appeared to be slowing down in late summer. At the close of the period, 30-year Treasuries yielded 6.90%.

During this period, we witnessed a municipal market dominated by bond calls. Bonds issued in the higher interest rate environment of the late 1980s continued to be called or refunded. These calls returned cash to individual investors, as well as to institutional investors such as the Franklin Tax-Free Trust. The reinvestment of these proceeds in similar, high-quality or insured issues resulted in the lower yields of the current market environment. Our investment strategy has not changed, however, and we'll continue to manage our portfolios to generate the highest tax-free income available in today's market.

Looking forward, we expect the supply of new issues in 1997 may be $170-$190 billion, close to what it was in 1996. We also anticipate a continuation of the trend toward early redemptions of bonds. These bond calls will continue to provide cash for reinvestment into municipal markets, and consequently, should help sustain strong demand in this sector. Furthermore, we do not expect any changes in tax codes that would negatively affect the municipal market.

As a Franklin Templeton fund shareholder, you receive the benefits of professional management and dedicated service. If you have any questions concerning the funds in the Franklin Tax-Free Trust, we welcome the opportunity to answer them. A more detailed report on the specific fund or funds you own can be found in the following pages.

Sincerely,



Charles B. Johnson
Chairman
Franklin Tax-Free Trust


--------------------------------------------------------------------------------
                           -- Celebrating 50 Years --
This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.
--------------------------------------------------------------------------------



SPECIAL FEATURE: Q&A WITH THE MUNICIPAL BOND DEPARTMENT
--------------------------------------------------------------------------------

Tom Kenny, director of Franklin's Municipal Bond Department, and portfolio managers Don Duerson, Sheila Amoroso and Bernie Schroer discuss some issues facing the municipal bond market.

1997 marks the start of a second presidential term for Bill Clinton. Do you think his re-election was good news for the markets?

Tom Kenny: Market participants do not like uncertainty, so they appear comfortable with the re-election of a Democratic president and a Republican Congress. Alan Greenspan's reappointment as Federal Reserve Board Chairman was also positive for the markets.

Why is that?

Tom: His monetary policy is designed to encourage low inflation with moderate growth, which he has been able to accomplish.

Sheila Amoroso: We expect at least the first two quarters of 1997 to be similar to 1996 with regard to growth and inflation, though it is difficult to predict.




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Alan Greenspan maintained a relatively neutral stance on monetary policy throughout most of 1996. Do you see this carrying over into 1997?

Bernie Schroer: Possibly. As you know, we do not try to predict where rates will be in the future. But, I think Greenspan will continue to look for signs of above-trend growth, and will probably focus on wages and commodity prices. At this point, wage inflation is moderate and companies do not feel they can raise prices.

Don Duerson: The "threat" of higher rates seems to be sufficient to control market expectations. Also, the recent strength of the dollar should have a moderating effect on the economy by slowing export growth while keeping import price inflation under control.


Floods in the Western U.S.: What impact do you see this having on state finances, bond issuance, and bond ratings?

Sheila: Historically, very few bond issues are affected negatively by natural disasters. At worst, some types of issues may be called and paid off from insurance proceeds. Bond ratings are generally long term in nature and are usually not affected by such short-term events. Most of the repair costs are covered by insurance companies, the Federal Emergency Management Agency, and state disaster relief funds.




GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Bernie: Generally, these disasters create an increase in construction activity, however, which can contribute to increased economic growth in those affected areas. The states of California, Oregon and Washington are leading the country in economic growth and shouldn't be adversely affected by the floods.

What kinds of bonds are you purchasing for your funds?

Don: We try to choose bonds whose coupons provide higher income with lower volatility than, for example, deep discount bonds with lower coupons. We feel that the best relative value in the market today is in the insured sector. The narrow quality spreads in the market are due to the low interest-rate environment and the increase in volume of insured issues in the market. Close to 50% of new issues came to market insured, taking more spread out of the market.

What do you mean by "narrow spread?"

Bernie: In a declining or low interest-rate environment, investors tend to "reach for yield," trying to obtain the same yield level they had in an earlier, higher interest-rate environment. To accomplish this, investors have to buy lesser-quality bonds, which are usually higher yielding. Because interest rates have been relatively low for most of the 1990s, investor demand has increased for higher-yielding, lower-quality securities, which drives the prices of these securities higher. This results in lower relative yield differentials between lower-quality issues and AAA-rated insured bonds. When this happens, it makes more sense for us to buy insured bonds.

Do you plan on changing your investment strategy in 1997?

Tom: Franklin employs a long-term "buy and hold" strategy, and our major objective for the tax-free funds is to pay out high tax-free income. Our portfolio managers don't speculate on the market by trying to predict future interest rates. We use a consistent and disciplined long-term relative value strategy toward meeting our objectives, and we plan on maintaining this approach.




PICTURE OMITTED




FRANKLIN ARIZONA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Your Fund's Objective

Seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.*

State Update

During the 12-month reporting period, Arizona's financial operations remained sound. Stronger-than-expected economic growth allowed the state to build a budget stabilization fund that may protect against a future cyclical downturn.+ The state's economy continued to shift toward manufacturing and service sectors and away from the original mainstays of cattle, cotton and copper. In addition, plentiful land helped keep housing affordable and continued to factor into the competitive wage structures that attract businesses into Arizona.

Arizona's creditworthiness remained high during the fiscal year. Standard & Poor's(R), a national rating agency, granted ratings that ranged from A+ to AA on the state's certificates of participation. In fact, Arizona's highway revenue bonds are among the few AAA-rated highway bonds in the country. In light of Arizona's improved financial operations and strong economic fundamentals, Standard & Poor's holds a stable outlook on the state's certificates of participation.




GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT




*For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

+Source: Standard & Poor's Creditweek Municipal, July 8, 1996.


Portfolio Notes

During 1996, about 46% of the Arizona bonds that came to market were insured. This ratio of high-quality paper was reflected in the fund, in which 55% of long-term investments was AAA-rated and approximately 44% was insured, as of February 28, 1997.

The portfolio also contained fewer pre-refunded bonds, which we reduced from 20% of total long-term investments on February 29, 1996, to 15% on February 28, 1997. We used the proceeds from the sales of these pre-refunded bonds to purchase full-coupon bonds with better call protection than those we sold. However, the sale of these bonds also resulted in a capital gains distribution and, combined with generally lower interest rates, reduced the fund's earnings. These lower earnings, in turn, necessitated a reduction in the monthly dividend from 5.4 cents to 5.2 cents in September 1996.

During the reporting period, we participated in several attractive primary market deals including Glendale Industrial Development Authority for Midwestern University, Coconino County Pollution Control Revenue for Nevada Power, and Pima County Certificate of Participation.


   Franklin Arizona Tax-Free Income Fund
   Portfolio Breakdown on February 28, 1997
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
--------------------------------------------------------------------------------
   Utilities                                      33.6%

   Pre-Refunded                                   15.0%

   Education                                      11.0%

   Hospitals                                       9.2%

   Transportation                                  9.0%

   Housing                                         6.4%

   Other Revenue                                   6.0%

   General Obligations                             3.4%

   Certificates of Participation                   3.4%

   Industrial                                      1.3%

   Miscellaneous                                   1.0%

   Sales Tax                                       0.7%


For a complete list of portfolio holdings, please see page 85 of this report.


Municipal supply in Arizona was $1.904 billion for 1996 -- 75% of what was issued for all of 1995 ($2.457 billion). Looking forward, we expect the supply of Arizona municipal issues should remain low in 1997. This reduced supply, combined with strong demand, should help keep Arizona's bonds attractive investments.


Performance Summary

Class I

The Franklin Arizona Tax-Free Income Fund's Class I share price, as measured by net asset value, decreased 9.0 cents, from $11.34 on February 29, 1996, to $11.25 on February 28, 1997.

In addition to distributing 63.60 cents ($0.6360) per share in dividend income during the reporting period, your fund also paid out long-term capital gains of
4.57 cents ($0.0457) per share, including 2.58 cents ($0.0258) per share in August, and 1.99 cents ($0.0199) per share in December 1996. Distributions will vary depending on income earned by the fund and any profits realized from sales of securities in the fund's portfolio. Past distributions are not predictive of future trends. At the end of this reporting period, the distribution rate was 5.31%, based on an annualization of the current, monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $11.75 on February 28, 1997.


   Franklin Arizona Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 2/28/97+

                                                Dividend
   Month                                        per Share
--------------------------------------------------------------------------------

   March                                       5.40 cents

   April                                       5.40 cents

   May                                         5.40 cents

   June                                        5.40 cents

   July                                        5.40 cents

   August                                      5.40 cents

   September                                   5.20 cents

   October                                     5.20 cents

   November                                    5.20 cents

   December                                    5.20 cents

   January                                     5.20 cents

   February                                    5.20 cents

   Total                                      63.60 cents





GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT



+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona state personal income tax bracket of 43.0% would need to earn 9.31% from a taxable investment to match the fund's tax-free distribution rate.

As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT




 Franklin Arizona Tax-Free Income Fund -  Class I
 Periods Ended February 28, 1997

                                                                                                   Since
                                                                                                  Inception
                                                                              1-Year   5-Year     (9/1/87)
----------------------------------------------------------------------------------------------------------

                  Cumulative Total Return1                                     5.43%   40.87%     104.98%
                  Average Annual Total Return2                                 0.98%    6.17%      7.36%

                  Distribution Rate3                                  5.31%
                  Taxable Equivalent Distribution Rate4               9.31%
                  30-Day Standardized Yield5                          4.55%
                  Equivalent Taxable Yield4                           7.98%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current, 5.2 cent per share, monthly dividend and the maximum offering price of $11.75 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and Arizona state personal income tax bracket of 43.0%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and any capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin Arizona Tax-Free Income Fund's Class II share price, as measured by net asset value, decreased 8.0 cents, from $11.38 on February 29, 1996, to $11.30 on February 28, 1997.

In addition to distributing 57.04 cents ($0.5704) per share in dividend income during the reporting period, your fund also paid out long-term capital gains of
4.57 cents ($0.0457) per share, including 2.58 cents ($0.0258) per share in August, and 1.99 cents ($0.0199) per share in December 1996. Distributions will vary depending on income earned by the fund and any profits realized from sales of securities in the fund's portfolio. Past distributions are not predictive of future trends. At the end of this reporting period, the distribution rate was 5.04%, based on an annualization of the current, monthly dividend of 4.77 cents ($0.0477) per share, plus an annual dividend adjustment of +.23 cent, and the offering price of $11.41 on February 28, 1997.


   Franklin Arizona Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 2/28/97+

                                               Dividend
   Month                                       per Share
--------------------------------------------------------------------------------
   March                                       5.07 cents

   April                                       4.85 cents

   May                                         4.85 cents

   June                                        4.85 cents

   July                                        4.77 cents

   August                                      4.77 cents

   September                                   4.57 cents

   October                                     4.59 cents

   November                                    4.59 cents

   December                                    4.59 cents

   January                                     4.77 cents

   February                                    4.77 cents

   Total                                      57.04 cents





GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona state personal income tax bracket of 43.0% would need to earn 8.84% from a taxable investment to match the fund's tax-free distribution rate.

As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include maximum sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Arizona Tax-Free Income Fund - Class II
   Periods Ended February 28, 1997

                                                                                                   Since
                                                                                                  Inception
                                                                                        1-Year    (5/1/95)
----------------------------------------------------------------------------------------------------------

                  Cumulative Total Return1                                               4.89%     12.68%
                  Average Annual Total Return2                                           2.90%      6.17%

                  Distribution Rate3                                           5.04%
                  Taxable Equivalent Distribution Rate4                        8.84%
                  30-Day Standardized Yield5                                   4.14%
                  Equivalent Taxable Yield4                                    7.26%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the specified periods and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Distribution rate is based on an annualization of the current, 4.77 cent per share, monthly dividend, plus an annual dividend adjustment of +.23 cent, and the offering price of $11.41 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and Arizona state personal income tax bracket of 43.0%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN COLORADO TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds.*

State Update

During this reporting period, Colorado's growth continued to outpace national trends. Since 1991, the state has added about 376,000 residents and created nearly 259,000 jobs.+ The state's economy also continued to diversify away from dependence on the energy sector. Growth in services, trade, construction, and high technology have more than offset the closing of several military bases.

Colorado's strong economic performance has enhanced the state's financial position. Personal income and sales-tax growth exceeded projections in each fiscal year from 1992 through 1996. Furthermore, Colorado's debt ratios are low, since the state relies mostly on a pay-as-you-go financing program. Looking forward, Colorado's continued strong economic performance and prudent financial management should keep the state's credit quality stable.




GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT




*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

+Source: Standard & Poor's Creditweek Municipal, June 24, 1996.


Portfolio Notes

More than 50% of the Colorado bonds that came to market during 1996 were insured. This ratio of higher-quality paper was reflected in the Franklin Colorado Tax-Free Income Fund, in which 64.4% of long-term investments was in AAA-rated issues on February 28, 1997, up from 58.8% on February 29, 1996. At the close of the fund's fiscal period, approximately 42% of total long-term investments was in insured issues.

Another portfolio change included a decrease in the fund's exposure to the education sector, from 14.9% of long-term investments on February 29, 1996, to 6.7% on February 28, 1997. We also increased our exposure to the utilities sector, from 4.3% to 8.8% over the same period.

During the reporting period, we participated in several attractive primary issues, including three revenue bonds issued from: the Colorado Housing Financing Authority Single Family Housing, the Colorado Springs Airport, and Denver Airport. Overall, the supply of Colorado bonds was strong during the reporting period, providing opportunities for portfolio diversification. We expect the volume of bonds in 1997 should remain close to the level in 1996.


   Franklin Colorado Tax-Free Income Fund
   Portfolio Breakdown on February 28, 1997
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
--------------------------------------------------------------------------------

   Pre-Refunded                                   16.0%

   Hospitals                                      15.4%

   Housing                                        14.7%

   Transportation                                 13.3%

   Utilities                                       8.8%

   Education                                       6.7%

   Health Care                                     6.1%

   General Obligations                             5.7%

   Sales Tax                                       4.8%

   Industrial                                      3.8%

   Certificates of Participation                   3.7%

   Other Revenue                                   0.6%

   Tax Allocation                                  0.4%


For a complete list of portfolio holdings, please see page 92 of this report.


Performance Summary

Class I

The Franklin Colorado Tax-Free Income Fund's Class I share price, as measured by net asset value, decreased 4.0 cents, from $11.84 on February 29, 1996, to $11.80 on February 28, 1997.

At the end of this reporting period, the distribution rate was 5.36%, based on an annualization of the current, monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.32 on February 28, 1997. Distributions will vary depending on the income earned by the fund, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Colorado state personal income tax bracket of 42.6% would need to earn 9.34% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin Colorado Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 2/28/97+

                                               Dividend
   Month                                       per Share
--------------------------------------------------------------------------------

   March                                       5.50 cents

   April                                       5.50 cents

   May                                         5.50 cents

   June                                        5.50 cents

   July                                        5.50 cents

   August                                      5.50 cents

   September                                   5.50 cents

   October                                     5.50 cents

   November                                    5.50 cents

   December                                    5.50 cents

   January                                     5.50 cents

   February                                    5.50 cents

   Total                                      66.00 cents




GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT



+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Colorado Tax-Free Income Fund - Class I
   Periods Ended February 28, 1997

                                                                                                   Since
                                                                                                  Inception
                                                                              1-Year   5-Year     (9/1/87)
----------------------------------------------------------------------------------------------------------

                  Cumulative Total Return1                                     5.44%   43.50%     110.23%
                  Average Annual Total Return2                                 0.92%    6.56%      7.65%

                  Distribution Rate3                                  5.36%
                  Taxable Equivalent Distribution Rate4               9.34%
                  30-Day Standardized Yield5                          4.62%
                  Equivalent Taxable Yield4                           8.05%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current, 5.5 cent per share, monthly dividend and the maximum offering price of $12.32 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and Colorado state personal income tax bracket of 42.6%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and any capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.


Class II

The Franklin Colorado Tax-Free Income Fund's Class II share price, as measured by net asset value, decreased 3.0 cents, from $11.87 on February 29, 1996, to $11.84 on February 28, 1997.


   Franklin Colorado Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 2/28/97+

                                                Dividend
   Month                                        per Share
--------------------------------------------------------------------------------
   March                                       4.94 cents

   April                                       4.93 cents

   May                                         4.93 cents

   June                                        4.93 cents

   July                                        5.02 cents

   August                                      5.02 cents

   September                                   5.02 cents

   October                                     4.95 cents

   November                                    4.95 cents

   December                                    4.95 cents

   January                                     4.94 cents

   February                                    4.94 cents

   Total                                      59.52 cents




GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT




At the end of this reporting period, the distribution rate was 4.96%, based on an annualization of the current, monthly dividend of 4.94 cents ($0.0494) per share, plus an annual dividend adjustment of +.01 cent, and the offering price of $11.96 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Colorado state personal income tax bracket of 42.6% would need to earn 8.64% from a taxable investment to match the fund's tax-free distribution rate.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Colorado Tax-Free Income Fund - Class II
   Periods Ended February 28, 1997

                                                                                                   Since
                                                                                                  Inception
                                                                                        1-Year    (5/1/95)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                                               4.93%     13.77%
                  Average Annual Total Return2                                           2.89%      6.69%

                  Distribution Rate3                                           4.96%
                  Taxable Equivalent Distribution Rate4                        8.64%
                  30-Day Standardized Yield5                                   4.20%
                  Equivalent Taxable Yield4                                    7.32%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the specified periods and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Distribution rate is based on an annualization of the current, 4.94 cent per share, monthly dividend, plus an annual dividend adjustment of +.01 cent, and the offering price of $11.96 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and Colorado state personal income tax bracket of 42.6%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Your Fund's Objective:

Seeks  to  provide  high,   current  income  exempt  from  regular  federal  and
Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.*

State Update

Connecticut's diversified economic base continued to show strength in 1996, furthering its recovery from the steep loss of defense-related manufacturing jobs in the late `80s and early `90s. The economy gradually has become less dependent on this sector, which has helped buffer it from the boom-and-bust swings of a decade ago.

During 1996, Connecticut boasted a low 4.8% unemployment rate and strong growth in state income tax receipts. Furthermore, Native American casinos have created thousands of jobs and are expected to create considerably more. The casino business, combined with an expansion of Mystic Seaport, should help the state's growing tourism industry expand even more. Although slower economic growth is expected going forward, Connecticut remains the nation's richest state, with an annual per capita income of $30,303 -- 133% of the U.S. average.+




GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT



*For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The  risks  of  investing  in  a   non-diversified   fund,   such  as  increased
susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.

+Source: Standard & Poor's Creditweek Municipal, October 14, 1996.


Even though Connecticut faces challenges, such as phasing in personal and corporate income-tax reductions over the next few years, the state enjoys favorable credit ratings on its debt. During the 12-month reporting period, Connecticut's general obligation debt maintained its rating of "AA-" from Standard & Poor's(R), a national rating agency.

Portfolio Notes

Over the 12-month reporting period, the net asset value of the fund's Class I shares fluctuated from a high of $11.00 on March 4, 1996, to a low of $10.67 on June 10, 1996. Since June, the fund's net asset value has moved higher, albeit erratically, and regained most of the ground lost earlier in the year.

During the fund's fiscal year, we made some moderate changes in investment sectors. For example, at the beginning of this reporting period, nearly a fourth of the portfolio's long-term investments was in housing-related bonds (24.6%), since these bonds were mostly issued by Connecticut during the fund's prior fiscal year (1995-96). As interest rates eased in 1996, however, many people refinanced their mortgages, which caused housing bonds to underperform. Thus, when appropriate, and without sacrificing income, we sold our housing bonds -- generally AA-rated issues -- and invested in AAA-rated education and hospital bonds.


   Franklin Connecticut Tax-Free Income Fund
   Portfolio Breakdown on February 28, 1997
   Based on Total Long-Term Investments
                                               % of Total
                                                Long-Term
   Sector                                      Investments
--------------------------------------------------------------------------------

   Housing                                        19.5%

   Hospitals                                      19.3%

   Pre-Refunded                                   16.7%

   Education                                      15.1%

   Utilities                                      12.4%

   General Obligations                            11.2%

   Health Care                                     3.7%

   Industrial                                      1.2%

   Transportation                                  0.9%


For a complete list of portfolio holdings, please see page 96 of this report.


The resulting portfolio changes in the fund's long-term investments included a reduction in housing bonds, from 24.6% to less than 20.0%; an increase in hospital bonds from 13.7% to 19.3%; and an increase in education bonds from 9.1% to 15.1%, from February 28, 1996, to February 28, 1997. Some of our purchases included the bonds issued by Trinity College, Taft School, and Yale New Haven Hospital.


Performance Summary

Class I

The Franklin Connecticut Tax-Free Income Fund's Class I share price, as measured by net asset value, decreased 4.0 cents, from $10.96 on February 29, 1996, to $10.92 on February 28, 1997.

At the end of this reporting period, the distribution rate was 5.47%, based on an annualization of the current, monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $11.40 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Connecticut state personal income tax bracket of 42.3% would need to earn 9.48% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin Connecticut Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 2/28/97+

                                                Dividend
   Month                                        per Share
--------------------------------------------------------------------------------

   March                                       5.20 cents

   April                                       5.20 cents

   May                                         5.20 cents

   June                                        5.20 cents

   July                                        5.20 cents

   August                                      5.20 cents

   September                                   5.20 cents

   October                                     5.20 cents

   November                                    5.20 cents

   December                                    5.20 cents

   January                                     5.20 cents

   February                                    5.20 cents

   Total                                      62.40 cents





GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Connecticut Tax-Free Income Fund - Class I
Periods Ended February 28, 1997

                                                                                                  Since
                                                                                                 Inception
                                                                             1-Year    5-Year    (10/3/88)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                                   5.52%      38.72%     78.38%
                  Average Annual Total Return2                               1.01%       5.83%      6.58%

                  Distribution Rate3                                5.47%
                  Taxable Equivalent Distribution Rate4             9.48%
                  30-Day Standardized Yield5                        4.56%
                  Equivalent Taxable Yield4                         7.91%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current, 5.2 cent per share, monthly dividend and the maximum offering price of $11.40 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and Connecticut state personal income tax bracket of 42.3%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and any capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.


Class II

The Franklin Connecticut Tax-Free Income Fund's Class II share price, as measured by net asset value, decreased 3.0 cents, from $10.97 on February 29, 1996, to $10.94 on February 28, 1997.

At the end of this reporting period, the distribution rate was 5.05%, based on an annualization of the current, monthly dividend of 4.65 cents ($0.0465) per share, plus an annual dividend adjustment of +.01 cent, and the maximum offering price of $11.05 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Connecticut state personal income tax bracket of 42.3% would need to earn 8.75% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin Connecticut Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 2/28/97+

                                                Dividend
   Month                                        per Share
--------------------------------------------------------------------------------
   March                                       5.23 cents

   April                                       4.67 cents

   May                                         4.67 cents

   June                                        4.67 cents

   July                                        4.77 cents

   August                                      4.77 cents

   September                                   4.77 cents

   October                                     4.69 cents

   November                                    4.69 cents

   December                                    4.69 cents

   January                                     4.65 cents

   February                                    4.65 cents

   Total                                      56.92 cents




GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include maximum sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Connecticut Tax-Free Income Fund - Class II
Periods Ended February 28, 1997

                                                                                                   Since
                                                                                                  Inception
                                                                                        1-Year    (5/1/95)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                                               5.03%     12.72%
                  Average Annual Total Return2                                           2.87%      6.16%

                  Distribution Rate3                                           5.05%
                  Taxable Equivalent Distribution Rate4                        8.75%
                  30-Day Standardized Yield5                                   4.15%
                  Equivalent Taxable Yield4                                    7.19%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the specified periods and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Distribution rate is based on an annualization of the current, 4.65 cent per share, monthly dividend, plus an annual dividend adjustment of +.01 cent, and the offering price of $11.05 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and Connecticut state personal income tax bracket of 42.3%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN INDIANA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and Indiana state personal income taxes through a portfolio consisting primarily of Indiana municipal bonds.*

State Update

Indiana's economy continued to expand during the 12-month reporting period. In fact, the state's cyclical employment growth exceeded that of most of its neighboring Great Lakes states. Over the past 15 years, Indiana's manufacturing industries have downsized and restructured, thereby reducing the potential magnitude of manufacturing-based recessions.

Despite Indiana's favorable financial and economic performance in recent years, its State Teachers Retirement Fund continues to carry unfunded liabilities of $6.1 billion. To maintain its creditworthiness, Indiana must develop and implement a realistic long-term plan to reduce this massive underfunding.+ Nonetheless, Indiana's financial position is one of the strongest in the nation. Given the state's strong operating balances and the current administration's willingness and ability to adjust state spending when revenues fall short, we hold a favorable outlook for Indiana's municipal debt.




GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT




*For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

+Source: Standard & Poor's Creditweek Municipal, February 3, 1997.


Portfolio Notes

During the reporting period, many fund purchases were concentrated in essential-use education bonds. Consequently, this sector increased to 19.9% of long-term investments on February 28, 1997, compared with 14.7% on February 29, 1996.

The fund also participated in an Indiana State Development Authority issue backed by USX Corporation, a major steel producer. USX has returned to profitability after net losses from 1991 to 1993. Previous operating losses were compounded by restructuring, accounting and litigation charges. The company's downsizing and modernization efforts, however, have begun to take hold. USX is now much more efficient than before and consequently, better prepared to take advantage of the steel industry's recovery.

Many of the fund's purchases during the fiscal year were made possible through sales of pre-refunded bonds. By selling certain pre-refunded bonds, we maximized profits in the securities and reduced the volatility of the fund's future income stream by purchasing bonds with longer call periods. The fund's exposure to pre-refunded bonds decreased from 19.3% of long-term investments on February 29, 1996, to just 11.7% on February 28, 1997.


   Franklin Indiana Tax-Free Income Fund
   Portfolio Breakdown on February 28, 1997
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
--------------------------------------------------------------------------------

   Hospitals                                      26.7%

   Education                                      19.9%

   Other Revenue                                  16.1%

   Pre-Refunded                                   11.7%

   Industrial                                      7.6%

   Certificates of Participation                   7.5%

   Utilities                                       4.0%

   Housing                                         3.2%

   Transportation                                  3.2%

   Tax Assessment                                  0.1%


For a complete list of portfolio holdings, please see page 99 of this report.


Performance Summary

The Franklin Indiana Tax-Free Income Fund's share price, as measured by net asset value, increased 1.0 cent, from $11.76 on February 29, 1996, to $11.77 on February 28, 1997.

At the end of this reporting period, the distribution rate was 5.37%, based on an annualization of the current, monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.29 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Indiana state personal income tax bracket of 41.7%* would need to earn 9.20% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin Indiana Tax-Free Income Fund
   Dividend Distributions 3/1/96 - 2/28/97+

                                                Dividend
   Month                                        per Share
--------------------------------------------------------------------------------
   March                                        5.5 cents

   April                                        5.5 cents

   May                                          5.5 cents

   June                                         5.5 cents

   July                                         5.5 cents

   August                                       5.5 cents

   September                                    5.5 cents

   October                                      5.5 cents

   November                                     5.5 cents

   December                                     5.5 cents

   January                                      5.5 cents

   February                                     5.5 cents

   Total                                       66.0 cents





GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

*Credit for federal taxes paid assumed in calculating "maximum" state personal income tax bracket.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Indiana Tax-Free Income Fund
Periods Ended February 28, 1997

                                                                                                  Since
                                                                                                 Inception
                                                                             1-Year    5-Year    (9/1/87)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                                    5.91%     42.11%     111.52%
                  Average Annual Total Return2                                1.43%      6.36%       7.71%

                  Distribution Rate3                                 5.37%
                  Taxable Equivalent Distribution Rate4              9.20%
                  30-Day Standardized Yield5                         4.56%
                  Equivalent Taxable Yield4                          7.81%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current, 5.5 cent per share, monthly dividend and the maximum offering price of $12.29 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and Indiana state personal income tax bracket of 41.7%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and any capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.


FRANKLIN MICHIGAN TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of Michigan municipal bonds.*

State Update

Michigan's economy performed well during the reporting period. Realistic revenue assumptions, moderate economic growth, and effective expenditure controls have positively impacted the state's operations, enhancing Michigan's fiscal position. Reserve funds -- particularly the budget stabilization fund -- have been replenished well beyond their recessionary levels in the early 1990s. Although these reserve funds will offset the increased cost of school finance reform, Michigan also has large, unfunded pension liabilities that represent an area of potential fiscal stress.+




GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT




*For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

+Source: Standard & Poor's Creditweek Municipal, April 1, 1996.


Portfolio Notes

The Franklin Michigan Tax-Free Income Fund was seeded with $2.2 million on July 1, 1996. Since then, the funds have been fully invested, and total net assets increased to approximately $3.9 million on February 28, 1997.

The portfolio's credit-quality breakdown changed significantly since the last reporting period. For example, AAA-rated bonds decreased from 91.8% of total long-term investments on August 31, 1996, to 74.2% on February 28, 1997, while AA-rated bonds increased from 4.1% to 18.6%, over the same period. This shift in credit quality was mainly a result of our purchase of the Michigan State Housing & Development Authority Single Family Program issue. We also participated in some attractive new issues, including the Michigan State Trunk Line and Lakeview Michigan School District.

Going forward, our outlook for the fund remains positive. Because the fund's average credit quality is so high, our investments are very liquid. This should allow us to sell certain issues easily and reinvest in bonds with higher yields when appropriate.


   Franklin Michigan Tax-Free Income Fund
   Portfolio Breakdown on February 28, 1997
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
--------------------------------------------------------------------------------
   Education                                      39.2%

   Housing                                        18.6%

   Hospitals                                      17.7%

   Utilities                                      17.0%

   Transportation                                  7.5%


For a complete list of portfolio holdings, please see page 102 of this report.


Performance Summary

The Franklin Michigan Tax-Free Income Fund's share price, as measured by net asset value, increased 42.0 cents, from $10.00 on July 1, 1996 -- the date the fund began offering these shares -- to $10.42 on February 28, 1997.

We are pleased to report that your fund made its first dividend  distribution of
4.5 cents ($0.045) per share on November 20, 1996. Distributions will vary depending on the income earned by the fund, and past distributions are not predictive of future trends.

The fund's monthly dividend rate was increased to 4.8 cents ($0.048) per share, effective with the March distribution. At the end of this reporting period, the distribution rate was 5.29%, based on an annualization of the March dividend of
4.8 cents ($0.048) per share and the maximum offering price of $10.88 on February 28, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Michigan state personal income tax bracket of 42.3% would need to earn 9.17% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin Michigan Tax-Free Income Fund
   Dividend Distributions 7/1/96 - 2/28/97+

                                                Dividend
   Month                                        per Share
--------------------------------------------------------------------------------
   November                                     4.5 cents

   December                                     4.5 cents

   January                                      4.5 cents

   February                                     4.5 cents

   Total                                       18.0 cents




GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Michigan Tax-Free Income Fund
Periods Ended February 28, 1997

                                                                                           Since
                                                                                          Inception
                                                                                          (7/1/96)
--------------------------------------------------------------------------------------------------
                  Aggregate Total Return1                                                   1.70%

                  Distribution Rate2                                           5.29%
                  Taxable Equivalent Distribution Rate3                        9.17%
                  30-Day Standardized Yield4                                   5.25%
                  Equivalent Taxable Yield3                                    9.09%
--------------------------------------------------------------------------------------------------

1. Aggregate total return includes the current, maximum 4.25% sales charge and represents the change in value of an investment since the inception date. Since the fund has been in existence for less than one year, average annual total returns are not provided.

2. Distribution rate is based on an annualization of the March, 4.8 cent per share, monthly dividend and the maximum offering price of $10.88 on February 28, 1997.

3. Taxable equivalent distribution rates and yields assume the maximum combined federal and Michigan state personal income tax bracket of 42.3%, based on the federal tax rate of 39.6%.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of management expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower and yield for the period would have been 5.11%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

Your Fund's Objective

Seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.*

State Update

New Jersey's Education Law Center had been struggling with the issue of disparities between wealthy and poor school districts for some time. In seeking a solution, the Center filed a motion with the state Supreme Court, arguing that New Jersey should enact a mechanism to close spending gaps among various school districts. The Supreme Court turned this issue back to Governor Christine Whitman, who implemented a new program to create another $268 million in education funding for 1997.

These additional expenditures will make New Jersey the state with the highest per capita education expenditures in the nation. This increase in spending should have little impact on municipalities at the local level, however, because all school district bond issues are supported by the New Jersey Fund for the Support of Public Schools.




GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT




*For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The fund seeks to comply with New Jersey requirements for the pass-through of tax-exempt income dividends.


During this reporting period, New Jersey's general obligation debt maintained its rating of AA+, according to Standard & Poor's(R), a national rating agency. The rating reflects New Jersey's solid economic base, high wealth and income levels, and sound financial management.

Portfolio Notes

The supply of New Jersey municipal bonds increased 23% between 1995 and 1996, with the majority of new issuance in the higher-quality sector. Because higher-credit-quality bonds tend to provide lower yields, we found a limited opportunity to increase the fund's income. Nonetheless, we maintained our portfolio objectives of providing shareholders with high, current, tax-free income and preservation of capital.

Our outlook for the fund remains positive, and we expect the supply of municipal bonds to remain stable. We also hold a favorable outlook for the state, which has a planned budget of $16 billion for fiscal year 1998. Although we are somewhat concerned about an $800 million non-recurring revenue source in the 1998 budget, the state's 1997 budget is balanced and designed to provide an ample financial cushion.


   Franklin New Jersey Tax-Free Income Fund
   Portfolio Breakdown on February 28, 1997
   Based on Total Long-Term Investments
                                               % of Total
                                                Long-Term
   Sector                                      Investments
--------------------------------------------------------------------------------
   Utilities                                      19.6%

   Hospitals                                      15.0%

   Transportation                                 12.3%

   Housing                                        12.2%

   Pre-Refunded                                   11.1%

   Education                                      10.6%

   Other Revenue                                   7.3%

   Certificates of Participation                   4.0%

   Industrial                                      3.6%

   Health Care                                     3.1%

   General Obligations                             1.2%


For a complete list of portfolio holdings, please see page 103 of this report.


Performance Summary

Class I

The Franklin New Jersey Tax-Free Income Fund's Class I share price, as measured by net asset value, decreased 7.0 cents, from $11.68 on February 29, 1996, to $11.61 on February 28, 1997.

At the end of this reporting period, the distribution rate was 5.34%, based on an annualization of the current, monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $12.13 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and New Jersey state personal income tax bracket of 43.4% would need to earn 9.44% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin New Jersey Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 2/28/97+

                                                Dividend
   Month                                        per Share
--------------------------------------------------------------------------------
   March                                       5.30 cents

   April                                       5.30 cents

   May                                         5.40 cents

   June                                        5.40 cents

   July                                        5.40 cents

   August                                      5.40 cents

   September                                   5.40 cents

   October                                     5.40 cents

   November                                    5.40 cents

   December                                    5.40 cents

   January                                     5.40 cents

   February                                    5.40 cents

   Total                                      64.60 cents





GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin New Jersey Tax-Free Income Fund - Class I
Periods Ended February 28, 1997

                                                                                                  Since
                                                                                                 Inception
                                                                             1-Year    5-Year    (5/12/88)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                                    5.13%     38.67%     97.69%
                  Average Annual Total Return2                          .      .64%      5.82%      7.53%

                  Distribution Rate3                                5.34%
                  Taxable Equivalent Distribution Rate4             9.44%
                  30-Day Standardized Yield5                        4.66%
                  Equivalent Taxable Yield4                         8.24%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current, 5.4 cent per share, monthly dividend and the maximum offering price of $12.13 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and New Jersey state personal income tax bracket of 43.4%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and any capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin New Jersey Tax-Free Income Fund's Class II share price, as measured by net asset value, decreased 6.0 cents, from $11.72 on February 29, 1996, to $11.66 on February 28, 1997.


   Franklin New Jersey Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 2/28/97+

                                                Dividend
   Month                                        per Share
--------------------------------------------------------------------------------
   March                                       4.90 cents

   April                                       4.74 cents

   May                                         4.84 cents

   June                                        4.84 cents

   July                                        4.94 cents

   August                                      4.94 cents

   September                                   4.94 cents

   October                                     4.65 cents

   November                                    4.65 cents

   December                                    4.65 cents

   January                                     4.81 cents

   February                                    4.81 cents

   Total                                      57.71 cents




GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT




At the end of this reporting period, the distribution rate was 4.91%, based on an annualization of the current, monthly dividend of 4.81 cents ($0.0481) per share, plus an annual dividend adjustment of +.08 cent, and the offering price of $11.78 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and New Jersey state personal income tax bracket of 43.4% would need to earn 8.68% from a taxable investment to match the fund's tax-free distribution rate.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include maximum sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 29 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin New Jersey Tax-Free Income Fund - Class II
Periods Ended February 28, 1997

                                                                                                  Since
                                                                                                 Inception
                                                                                       1-Year    (5/1/95)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                                               4.57%     12.81%
                  Average Annual Total Return2                                           2.52%      6.24%

                  Distribution Rate3                                           4.91%
                  Taxable Equivalent Distribution Rate4                        8.68%
                  30-Day Standardized Yield5                                   4.23%
                  Equivalent Taxable Yield4                                    7.48%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the specified periods and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Distribution rate is based on an annualization of the current, 4.81 cent per share, monthly dividend, plus an annual dividend adjustment of +.08 cent, and the offering price of $11.78 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and New Jersey state personal income tax bracket of 43.4%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN OREGON TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.*

State Update

Oregon's economy continued to grow and expand in 1996. In fact, the state's rate of growth in per capita income, population and employment has exceeded the national average for the past several years. Oregon's electronics and high-tech industries, in particular, have experienced strong business and employment growth. Furthermore, efforts at the state level to control expenses and trim social programs has enhanced Oregon's positive financial position.

In November 1996, Oregon voters approved ballot Measure 47, which reduces local governments' financing flexibility by limiting ad valorem property-tax increases to an annual three percent maximum. While many aspects of the measure remain to be interpreted in the courts, the overall effect will be to restrict borrowing at the local and state levels.




GRAPHIC MATERIAL 30 OMITTED - SEE APPENDIX AT END OF DOCUMENT




*For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


Portfolio Notes

Throughout the reporting period, we continued to focus on maximizing the fund's income-earning potential, and consequently, on providing shareholders with current, consistent tax-free income. Although the fund's average credit quality and sector breakdowns remained relatively constant during the fiscal period, we slightly increased the percentage of long-term investments in issues rated BBB, from 10.6% on February 29, 1996, to 14.7% on February 28, 1997. Since lower-rated issues tend to provide higher yields, with somewhat greater risk, this strategy contributed to the fund's earnings.

In general, we take a conservative approach to managing this portfolio. In addition to reviewing bond ratings from national rating agencies, Franklin's 26 municipal analysts perform in-depth research for our municipal bond fund managers. By conducting thorough credit research, we help to ensure our purchases fulfill the fund's investment objectives and requirements.

Looking forward, we expect interest rates to remain relatively low, and believe Oregon's economy should continue to perform well. As always, we will continue to manage this fund with an emphasis on income and portfolio quality.


   Franklin Oregon Tax-Free Income Fund
   Portfolio Breakdown on February 28, 1997
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
--------------------------------------------------------------------------------

   Hospitals                                     16.8%

   Utilities                                     15.6%

   Pre-Refunded                                  13.8%

   Housing                                       13.2%

   General Obligations                           11.2%

   Education                                      9.2%

   Industrial                                     8.6%

   Transportation                                 5.6%

   Certificates of Participation                  3.4%

   Other Revenue                                  1.4%

   Health Care                                    1.2%


For a complete list of portfolio holdings, please see page 108 of this report.


Performance Summary

Class I

The Franklin Oregon Tax-Free Income Fund's Class I share price, as measured by net asset value, decreased 5.0 cents, from $11.60 on February 29, 1996, to $11.55 on February 28, 1997.

At the end of this reporting period, the distribution rate was 5.17%, based on an annualization of the current, monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $12.06 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Oregon state personal income tax bracket of 45.0% would need to earn 9.41% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin Oregon Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 2/28/97+

                                               Dividend
   Month                                       per Share
--------------------------------------------------------------------------------
   March                                       5.20 cents

   April                                       5.20 cents

   May                                         5.20 cents

   June                                        5.20 cents

   July                                        5.20 cents

   August                                      5.20 cents

   September                                   5.20 cents

   October                                     5.20 cents

   November                                    5.20 cents

   December                                    5.20 cents

   January                                     5.20 cents

   February                                    5.20 cents

   Total                                      62.40 cents




GRAPHIC MATERIAL 31 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 32 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Oregon Tax-Free Income Fund - Class I
Periods Ended February 28, 1997

                                                                                                  Since
                                                                                                 Inception
                                                                             1-Year    5-Year    (9/1/87)
----------------------------------------------------------------------------------------------------------

                  Cumulative Total Return1                                    5.13%     38.32%     98.12%
                  Average Annual Total Return2                                0.70%      5.78%      6.98%

                  Distribution Rate3                                5.17%
                  Taxable Equivalent Distribution Rate4             9.41%
                  30-Day Standardized Yield5                        4.57%
                  Equivalent Taxable Yield4                         8.32%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current, 5.2 cent per share, monthly dividend and the maximum offering price of $12.06 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and Oregon state personal income tax bracket of 45.0%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and any capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin Oregon Tax-Free Income Fund's Class II share price, as measured by net asset value, decreased 4.0 cents, from $11.65 on February 29, 1996, to $11.61 on February 28, 1997.


   Franklin Oregon Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 2/28/97+

                                                Dividend
   Month                                        per Share
--------------------------------------------------------------------------------
   March                                       4.98 cents

   April                                       4.64 cents

   May                                         4.64 cents

   June                                        4.64 cents

   July                                        4.68 cents

   August                                      4.68 cents

   September                                   4.68 cents

   October                                     4.69 cents

   November                                    4.69 cents

   December                                    4.69 cents

   January                                     4.61 cents

   February                                    4.61 cents

   Total                                      56.23 cents




GRAPHIC MATERIAL 33 OMITTED - SEE APPENDIX AT END OF DOCUMENT




At the end of this reporting period, the distribution rate was 4.70%, based on an annualization of the current, monthly dividend of 4.61 cents ($0.0461) per share, plus an annual dividend adjustment of -.14 cent, and the offering price of $11.73 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Oregon state personal income tax bracket of 45.0% would need to earn 8.55% from a taxable investment to match the fund's tax-free distribution rate.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include maximum sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 34 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Oregon Tax-Free Income Fund - Class II
Periods Ended February 28, 1997

                                                                                                  Since
                                                                                                 Inception
                                                                                       1-Year    (5/1/95)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                                               4.59%     12.74%
                  Average Annual Total Return2                                           2.54%      6.20%

                  Distribution Rate3                                           4.70%
                  Taxable Equivalent Distribution Rate4                        8.55%
                  30-Day Standardized Yield5                                   4.14%
                  Equivalent Taxable Yield4                                    7.53%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the specified periods and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Distribution rate is based on an annualization of the current, 4.61 cent per share, monthly dividend, plus an annual dividend adjustment of -.14 cent, and the offering price of $11.73 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and Oregon state personal income tax bracket of 45.0%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.* The fund's shares are also free from Pennsylvania personal property taxes.

State Update

During  the  reporting  period,   Pennsylvania   enjoyed  a  favorable  economic
environment,   with  a  moderate   debt  burden  and  diverse   economic   base.
Pennsylvania's positive economic performance should continue throughout 1997, fueled by growth in the service, government and trade sectors. For fiscal year 1997, Pennsylvania projects a budget of $16.4 billion, including an expected operating deficit of $141 million, but excluding a $211 million cushion.

For fiscal year 1998, Pennsylvania Governor Tom Ridge has three priorities: increase funding for education programs, reduce taxes for the working poor, and improve conditions in underdeveloped neighborhoods. Governor Ridge also plans to implement tax cuts for businesses and low-income families. Capital spending for fiscal year 1998 should remain relatively unchanged, with approximately $320 million expected for jail, technology, and underdeveloped neighborhood projects. Job growth in the state is anticipated to grow approximately 1%, from 1998 to 2001, compared with a national average of 1.5%.




GRAPHIC MATERIAL 35 OMITTED - SEE APPENDIX AT END OF DOCUMENT




*For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


Portfolio Notes

The supply of Pennsylvania municipal bonds during the reporting period was strong, providing ample opportunities for portfolio diversification.

An ongoing strategy was to improve the fund's call exposure by selling certain pre-refunded bonds at opportune times. As you can see from the table to the right, the percentage of long-term investments allocated to pre-refunded bonds was 16.9% at the close of the period, compared with 23.6% on February 29, 1996. Furthermore, we kept the fund's weighting in various credit qualities relatively stable. Looking forward, we hold a positive outlook for the fund and for Pennsylvania's municipal debt market, in general.

   Franklin Pennsylvania Tax-Free Income Fund
   Portfolio Breakdown on February 28, 1997
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
--------------------------------------------------------------------------------
   Utilities                                      22.4%

   Hospitals                                      20.0%

   Pre-Refunded                                   16.9%

   Housing                                        10.8%

   Education                                       8.3%

   Other Revenue                                   4.8%

   Industrial                                      4.8%

   General Obligations                             4.7%

   Transportation                                  3.9%

   Health Care                                     3.4%


For a complete list of portfolio holdings, please see page 113 of this report.


Performance Summary

Class I

The Franklin Pennsylvania Tax-Free Income Fund's Class I share price, as measured by net asset value, decreased 5.0 cents, from $10.44 on February 29, 1996, to $10.39 on February 28, 1997.


   Franklin Pennsylvania Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 2/28/97+

                                               Dividend
   Month                                       per Share
--------------------------------------------------------------------------------
   March                                       5.20 cents

   April                                       5.20 cents

   May                                         5.20 cents

   June                                        5.00 cents

   July                                        5.00 cents

   August                                      5.00 cents

   September                                   5.00 cents

   October                                     5.00 cents

   November                                    5.00 cents

   December                                    5.00 cents

   January                                     5.00 cents

   February                                    5.00 cents

   Total                                      60.60 cents




GRAPHIC MATERIAL 36 OMITTED - SEE APPENDIX AT END OF DOCUMENT




At the end of this reporting period, the distribution rate was 5.53%, based on an annualization of the current, monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $10.85 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Pennsylvania state personal income tax bracket of 41.3% would need to earn 9.42% from a taxable investment to match the fund's tax-free distribution rate.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 37 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Pennsylvania Tax-Free Income Fund - Class I
Periods Ended February 28, 1997

                                                                                                   Since
                                                                                                  Inception
                                                                   1-Year    5-Year    10-Year    (12/1/86)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                          5.53%     42.82%    98.56%     103.13%
                  Average Annual Total Return2                      1.08%      6.45%     6.64%       6.71%

                  Distribution Rate3                                     5.53%
                  Taxable Equivalent Distribution Rate4                  9.42%
                  30-Day Standardized Yield5                             4.77%
                  Equivalent Taxable Yield4                              8.12%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current, 5.0 cent per share, monthly dividend and the maximum offering price of $10.85 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and Pennsylvania state personal income tax bracket of 41.3%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and any capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.


Class II

The Franklin Pennsylvania Tax-Free Income Fund's Class II share price, as measured by net asset value, decreased 4.0 cents, from $10.47 on February 29, 1996, to $10.43 on February 28, 1997.


   Franklin Pennsylvania Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 2/28/97+

                                                 Dividend
   Month                                         per Share
--------------------------------------------------------------------------------
   March                                       4.68 cents

   April                                       4.69 cents

   May                                         4.69 cents

   June                                        4.49 cents

   July                                        4.53 cents

   August                                      4.53 cents

   September                                   4.53 cents

   October                                     4.40 cents

   November                                    4.40 cents

   December                                    4.40 cents

   January                                     4.49 cents

   February                                    4.49 cents

   Total                                      54.32 cents




GRAPHIC MATERIAL 38 OMITTED - SEE APPENDIX AT END OF DOCUMENT




At the end of this reporting period, the distribution rate was 5.11%, based on an annualization of the current, monthly dividend of 4.49 cents ($0.0449) per share, plus an annual dividend adjustment of +.03 cent, and the offering price of $10.54 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Pennsylvania state personal income tax bracket of 41.3% would need to earn 8.70% from a taxable investment to match the fund's tax-free distribution rate.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include maximum sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 39 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Pennsylvania Tax-Free Income Fund - Class II
Periods Ended February 28, 1997

                                                                                                  Since
                                                                                                 Inception
                                                                                       1-Year    (5/1/95)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                                               4.98%     12.92%
                  Average Annual Total Return2                                           2.76%      6.29%

                  Distribution Rate3                                           5.11%
                  Taxable Equivalent Distribution Rate4                        8.70%
                  30-Day Standardized Yield5                                   4.36%
                  Equivalent Taxable Yield4                                    7.43%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the specified periods and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Distribution rate is based on an annualization of the current, 4.49 cent per share, monthly dividend, plus an annual dividend adjustment of +.03 cent, and the offering price of $10.54 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum combined federal and Pennsylvania state personal income tax bracket of 41.3%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN PUERTO RICO TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal and many states' individual income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.*

Commonwealth Update

Puerto Rico continued to enjoy steady economic growth and a falling unemployment rate throughout the reporting period, partly due to the commonwealth's efforts to diversify its economy and build its tourism industry. Tourism, in fact, is contributing increasingly to Puerto Rico's gross national product (GNP), with hotel guest registration reaching a record 1.2 million in 1996 -- an increase of 7.6% over 1995. Tourism is expected to increase again in 1997, while the GNP for 1997 is projected to be around 3.0%.+

On the other hand, Puerto Rico has a high, but manageable, debt level and large, unfunded pension liabilities, which it is working to reduce. As long as Puerto Rico sustains its economic growth and prudent reserve policy, its near-term credit outlook should remain unchanged.+




GRAPHIC MATERIAL 40 OMITTED - SEE APPENDIX AT END OF DOCUMENT




*For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

+Source: Standard & Poor's Creditweek Municipal, December 16, 1996.


Portfolio Notes

During the reporting period, we continued to diversify the portfolio. We purchased several new issues, including the Highway Authority, Puerto Rico Port Authority for American Airlines, Mennonite General Hospital, Teachers Retirement System, and general obligation bonds. In the secondary market, we purchased the University of Puerto Rico, which is an insured issue.

To extend the portfolio's income-earning potential, we sold a percentage of the fund's pre-refunded bonds and reinvested the proceeds in bonds that offered longer call protection. As a result, pre-refunded bonds dropped from 18.0% of the fund's long-term investments on February 29, 1996, to 5.9% on February 28, 1997. Likewise, the fund's call protection, as measured by its weighted average life-to-first-call, remained relatively stable and ended the fiscal period at
6.19 years. Weighted average life-to-first-call is the weighting of the portfolio's maturity, based on its bonds first possible call dates.


   Franklin Puerto Rico Tax-Free Income Fund
   Portfolio Breakdown on February 28, 1997
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
--------------------------------------------------------------------------------
   Utilities                                      24.8%

   Transportation                                 20.8%

   Other Revenue                                  12.2%

   General Obligations                             9.8%

   Housing                                         8.1%

   Hospitals                                       7.6%

   Pre-Refunded                                    5.9%

   Education                                       5.1%

   Industrial                                      4.0%

   Sales Tax Revenue                               1.7%


For a complete list of portfolio holdings, please see page 119 of this report.


Performance Summary

Class I

The Franklin Puerto Rico Tax-Free Income Fund's Class I share price, as measured by net asset value, decreased 8.0 cents, from $11.59 on February 29, 1996, to $11.51 on February 28, 1997.

In addition to distributing 65.10 cents ($0.6510) per share in dividend income during the reporting period, your fund also paid out a long-term capital gain of
10.25 cents ($0.1025) per share and a short-term capital gain of .11 cent ($0.0011) per share in December 1996. Distributions will vary depending on income earned by the fund and any profits realized from the sales of securities in the fund's portfolio. Past distributions are not predictive of future trends. At the end of this reporting period, the distribution rate was 5.39%, based on an annualization of the current, monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $12.02 on February 28, 1997.


   Franklin Puerto Rico Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 2/28/97+

                                                Dividend
   Month                                        per Share
--------------------------------------------------------------------------------
   March                                       5.50 cents

   April                                       5.50 cents

   May                                         5.50 cents

   June                                        5.40 cents

   July                                        5.40 cents

   August                                      5.40 cents

   September                                   5.40 cents

   October                                     5.40 cents

   November                                    5.40 cents

   December                                    5.40 cents

   January                                     5.40 cents

   February                                    5.40 cents

   Total                                      65.10 cents




GRAPHIC MATERIAL 41 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 8.92% from a taxable investment to match the fund's tax-free distribution rate. Additionally, the fund's income dividends are also free from some states' personal income taxes, which may further increase the taxable equivalent rate.

As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 42 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Puerto Rico Tax-Free Income Fund - Class I
Periods Ended February 28, 1997

                                                                                                   Since
                                                                                                  Inception
                                                                   1-Year    5-Year    10-Year    (4/3/85)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                          6.03%     40.24%    97.03%     149.00%
                  Average Annual Total Return2                      1.56%      6.08%     6.55%       7.57%

                  Distribution Rate3                                     5.39%
                  Taxable Equivalent Distribution Rate4                  8.92%
                  30-Day Standardized Yield5                             4.68%
                  Equivalent Taxable Yield4                              7.75%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current, 5.4 cent per share, monthly dividend and the maximum offering price of $12.02 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and any capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.


Class II

The Franklin Puerto Rico Tax-Free Income Fund's Class II share price, as measured by net asset value, decreased 9.0 cents, from $11.62 on February 29, 1996, to $11.53 on February 28, 1997.

In addition to distributing 58.63 cents ($0.5863) per share in dividend income during the reporting period, your fund also paid out a long-term capital gain of
10.25 cents ($0.1025) per share and a short-term capital gain of .11 cent ($0.0011) per share in December 1996. Distributions will vary depending on income earned by the fund and any profits realized from the sales of securities in the fund's portfolio. Past distributions are not predictive of future trends. At the end of this reporting period, the distribution rate was 4.98%, based on an annualization of the current, monthly dividend of 4.83 cents ($0.0483) per share and the offering price of $11.65 on February 28, 1997.


   Franklin Puerto Rico Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 2/28/97+

                                               Dividend
   Month                                       per Share
--------------------------------------------------------------------------------
   March                                       5.00 cents

   April                                       4.94 cents

   May                                         4.94 cents

   June                                        4.84 cents

   July                                        4.91 cents

   August                                      4.91 cents

   September                                   4.91 cents

   October                                     4.84 cents

   November                                    4.84 cents

   December                                    4.84 cents

   January                                     4.83 cents

   February                                    4.83 cents

   Total                                      58.63 cents




GRAPHIC MATERIAL 43 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 8.25% from a taxable investment to match the fund's tax-free distribution rate. Additionally, the fund's income dividends are also free of some states' personal income taxes, which may further increase the taxable equivalent rate.

As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include maximum sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 44 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Puerto Rico Tax-Free Income Fund - Class II
Periods Ended February 28, 1997

                                                                                                  Since
                                                                                                 Inception
                                                                                       1-Year    (5/1/95)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                                               5.33%     12.78%
                  Average Annual Total Return2                                           3.27%      6.22%

                  Distribution Rate3                                           4.98%
                  Taxable Equivalent Distribution Rate4                        8.25%
                  30-Day Standardized Yield5                                   4.28%
                  Equivalent Taxable Yield4                                    7.09%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the specified periods and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Distribution rate is based on an annualization of the current, 4.83 cent per share, monthly dividend and the offering price of $11.65 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

Your Fund's Objective:

Seeks to provide high, current income exempt from regular, federal income tax through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between three and 10 years.*

Portfolio Notes

During the reporting period, relatively stable interest rates provided a beneficial investment environment for municipal bonds. In general, municipal securities outperformed Treasury bonds of similar maturities, especially when considering municipals' attractive, taxable equivalent yields. Additionally, a high demand for municipal securities, combined with a low supply, enhanced this sector's performance.

We found several opportunities to make beneficial changes to the portfolio during the fiscal year. For example, we were able to sell a portion of the fund's lower-coupon bonds and reinvest the proceeds in higher-coupon issues. Such changes, which ultimately enhanced the fund's income-earning potential, were made after carefully considering the effects on the fund's average maturity. As of February 28, 1997, the average maturity of the fund stood at 8.0 years, versus 7.3 years on February 29, 1996.




GRAPHIC MATERIAL 45 OMITTED - SEE APPENDIX AT END OF DOCUMENT




*For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The  risks  of  investing  in  a   non-diversified   fund,   such  as  increased
susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.


In general, we take a conservative approach to managing this portfolio. In addition to reviewing bond ratings from national rating agencies, Franklin's 26 municipal analysts perform in-depth research for our municipal bond fund managers. By conducting thorough credit research, we help to ensure our purchases fulfill the fund's investment objectives and requirements.

Looking ahead, we believe interest rates should remain within a fairly narrow band over the next few months, and we expect inflation to stay in check over the near term. Given the fund's intermediate-term weighted average maturity, an environment of stable interest rates and mild inflation should allow its share value to remain relatively steady.

   Franklin Federal Intermediate-Term
   Tax-Free Income Fund
   Portfolio Breakdown on February 28, 1997
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
--------------------------------------------------------------------------------
   Utilities                                      16.0%

   Hospitals                                      11.7%

   Industrial                                     10.7%

   Certificates of Participation                   9.6%

   Housing                                         8.9%

   General Obligations                             8.6%

   Other Revenue                                   8.2%

   Special Assessments                             7.2%

   Education                                       6.4%

   Transportation                                  6.4%

   Marks-Roos                                      3.1%

   Health Care                                     2.9%

   Pre-Refunded                                    0.3%


For a complete list of portfolio holdings, please see page 122 of this report.


Performance Summary

The Franklin Federal Intermediate-Term Tax-Free Income Fund's share price, as measured by net asset value, decreased 1.0 cent, from $10.95 on February 29, 1996, to $10.94 on February 28, 1997.

At the end of this reporting period, the distribution rate was 4.93%, based on an annualization of the current, monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $11.19 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 8.16% from a taxable investment to match the fund's tax-free distribution rate.


  Franklin Federal Intermediate-Term
  Tax-Free Income Fund
  Dividend Distributions 3/1/96 - 2/28/97+
                                                Dividend
   Month                                        per Share
--------------------------------------------------------------------------------
   March                                        4.6 cents

   April                                        4.6 cents

   May                                          4.6 cents

   June                                         4.6 cents

   July                                         4.6 cents

   August                                       4.6 cents

   September                                    4.6 cents

   October                                      4.6 cents

   November                                     4.6 cents

   December                                     4.6 cents

   January                                      4.6 cents

   February                                     4.6 cents

   Total                                       55.2 cents




GRAPHIC MATERIAL 46 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 47 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Federal Intermediate-Term Tax-Free Income Fund
Periods Ended February 28, 1997

                                                                                                  Since
                                                                                                 Inception
                                                                             1-Year    3-Year    (9/23/92)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                                    5.12%     17.96%     35.21%
                  Average Annual Total Return2                                2.78%      4.86%      6.49%

                  Distribution Rate3                                4.93%
                  Taxable Equivalent Distribution Rate4             8.16%
                  30-Day Standardized Yield5                        4.69%
                  Equivalent Taxable Yield4                         7.76%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the maximum 2.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current, 4.6 cent per share, monthly dividend and the maximum offering price of $11.19 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of management expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower, and yield for the period would have been 4.62%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

Your Fund's Objective:

Seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of higher-yielding, medium- to lower-rated and non-rated municipal securities.* As discussed in the fund's prospectus, these securities entail greater risk than higher-rated municipal securities.

Portfolio Notes

During the 12-month reporting period, the insured sector generally represented the greatest value in the municipal market. This was partly attributable to a limited supply of new issues in the high-yield sector, which put some downward pressure on their yields. Furthermore, the quality of many non-rated new issues was weak.

Based on the yield spread between AAA- and BBB-rated revenue bonds, we were not being compensated for the extra credit risks of lower-rated securities. Thus, we made fewer purchases in the high-yield sector and increased our purchases of insured securities. During the fiscal year, the average credit quality of the portfolio improved dramatically, with insured securities increasing from 7.57% of long-term investments on February 29, 1996, to 14.5% on February 28, 1997. Overall, issues rated AAA increased, from 17.1% to 25.0%, over the same period.




GRAPHIC MATERIAL 48 OMITTED - SEE APPENDIX AT END OF DOCUMENT




*The fund's dividends are generally subject to state and local income taxes, if any. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. In general, an investor is paid a higher yield to assume a greater degree of credit risk.


Much of Franklin's strength in the high-yield market lies in our research capabilities. Our research analysts work with issuers and underwriters in structuring deals with attractive credit qualities. During the fiscal period, we added 11 new, non-rated issues to the portfolio, while adding 126 positions in all, thus reducing the percentage of non-rated securities from 42.9% on February 29, 1996, to 34.4% on February 28, 1997.

Looking forward, we expect that the supply of new issues in 1997 will range between $170 and $190 billion -- close to the amount issued in 1996 -- with bond redemptions in the $150 billion range. We also believe the demand for municipal issues will remain strong, especially given the attractive taxable-equivalent yields they offer certain investors.

   Franklin High Yield Tax-Free Income Fund
   Portfolio Breakdown on February 28, 1997
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
--------------------------------------------------------------------------------
   Utilities                                      21.7%

   Transportation                                 12.3%

   Hospitals                                      10.6%

   Pre-Refunded                                   10.0%

   General Obligations                             9.9%

   Special Assessment                              8.3%

   Industria                                      l5.7%

   Housing                                         5.0%

   Health Care                                     4.6%

   Other Revenue                                   4.2%

   Education                                       2.6%

   Mello-Roos                                      2.0%

   Certificates of Participation                   1.8%

   Tax Allocation                                  0.8%

   Sales Tax                                       0.3%

   Marks-Roos                                      0.2%


For a complete list of portfolio holdings, please see page 128 of this report.


Performance Summary

Class I

The Franklin High Yield Tax-Free Income Fund's Class I share price, as measured by net asset value, increased 1.0 cent, from $11.19 on February 29, 1996, to $11.20 on February 28, 1997.


   Franklin High Yield Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 2/28/97+

                                               Dividend
   Month                                       per Share
--------------------------------------------------------------------------------
   March                                       6.10 cents

   April                                       6.10 cents

   May                                         6.10 cents

   June                                        6.10 cents

   July                                        6.10 cents

   August                                      6.10 cents

   September                                   6.10 cents

   October                                     6.10 cents

   November                                    6.10 cents

   December                                    6.10 cents

   January                                     6.10 cents

   February                                    6.10 cents

   Total                                      73.20 cents




GRAPHIC MATERIAL 49 OMITTED - SEE APPENDIX AT END OF DOCUMENT




At the end of this reporting period, the distribution rate was 6.26%, based on an annualization of the current, monthly dividend of 6.1 cents ($0.061) per share and the maximum offering price of $11.70 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 10.36% from a taxable investment to match the fund's tax-free distribution rate.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 50 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin High Yield Tax-Free Income Fund - Class I
Periods Ended February 28, 1997
                                                                                                   Since
                                                                                                  Inception
                                                                   1-Year    5-Year    10-Year    (3/18/86)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                          6.92%     50.93%   127.22%     146.37%
                  Average Annual Total Return2                      2.34%      7.63%     8.09%       8.16%

                  Distribution Rate3                                     6.26%
                  Taxable Equivalent Distribution Rate4                 10.36%
                  30-Day Standardized Yield5                             5.35%
                  Equivalent Taxable Yield4                              8.86%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current, 6.1 cent per share, monthly dividend and the maximum offering price of $11.70 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and any capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.


Class II

The Franklin High Yield Tax-Free Income Fund's Class II share price, as measured by net asset value, increased 2.0 cents, from $11.24 on February 29, 1996, to $11.26 on February 28, 1997.

At the end of this reporting period, the distribution rate was 5.83%, based on an annualization of the current, monthly dividend of 5.53 cents ($0.0553) per share, plus an annual dividend adjustment of -.04 cent, and the offering price of $11.37 on February 28, 1997. Distributions will vary depending on income earned by the fund, and past distributions are not predictive of future trends. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 9.65% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin High Yield Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 2/28/97+

                                                Dividend
   Month                                        per Share
--------------------------------------------------------------------------------
   March                                       5.70 cents

   April                                       5.56 cents

   May                                         5.56 cents

   June                                        5.56 cents

   July                                        5.60 cents

   August                                      5.60 cents

   September                                   5.60 cents

   October                                     5.56 cents

   November                                    5.56 cents

   December                                    5.56 cents

   January                                     5.53 cents

   February                                    5.53 cents

   Total                                      66.92 cents




GRAPHIC MATERIAL 51 OMITTED - SEE APPENDIX AT END OF DOCUMENT




+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


As illustrated by the chart to the right, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include maximum sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.




GRAPHIC MATERIAL 52 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin High Yield Tax-Free Income Fund - Class II
Periods Ended February 28, 1997

                                                                                                  Since
                                                                                                 Inception
                                                                                       1-Year    (5/1/95)
----------------------------------------------------------------------------------------------------------
                  Cumulative Total Return1                                               6.36%     16.06%
                  Average Annual Total Return2                                           4.34%      7.87%

                  Distribution Rate3                                           5.83%
                  Taxable Equivalent Distribution Rate4                        9.65%
                  30-Day Standardized Yield5                                   4.96%
                  Equivalent Taxable Yield4                                    8.21%
----------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the specified periods and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Distribution rate is based on an annualization of the current, 5.53 cent per share, monthly dividend, plus an annual dividend adjustment of -.04 cent, and the offering price of $11.37 on February 28, 1997.

4. Taxable equivalent distribution rates and yields assume the maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1997.

All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Call Protection: the length of time during which a bond cannot be redeemed by its issuer.

Coupon: the interest rate on a bond that the issuer promises to pay to the holder until the bond matures.

Full-Coupon Bond: a bond with a coupon rate that is at, or near, current market interest rates.

High-Grade  Bond/High-Quality  Bond:  a  bond  rated  AAA  or AA by  Standard  &
Poor's(R)  or  Aaa  or  Aa  by  Moody's   Investors   Service  --  two  national
credit-rating agencies.

Investment-Grade Bond: a bond with a rating of AAA to BBB-, usually within the top-four rating categories assigned to bonds.

Non-Rated Bonds: a bond that has not been rated by one or more of the major rating agencies. Issues are usually non-rated because they are too small to justify the expense of getting a rating. In many instances, just because a bond is non-rated by an agency, it does not mean it has a lower credit rating.

Pre-Refunded Bond: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate.

Primary Market: the market for new issues of securities; a market is "primary" if the issuer of the securities receives the proceeds of the sale.

Secondary Market: a market where previously issued securities are bought and sold; the selling dealers and investors receive the proceeds, not the issuer.

Underwriter: an investment banker who agrees to purchase a new issue of securities from an issuer and distribute it to investors, making a profit on the underwriting spread.

Weighted Average Maturity: the weighted average of all individual maturities in the portfolio based on their par values.






FRANKLIN TAX-FREE TRUST
--------------------------------------------------------------------------------
Statement of Investments in Securities and Net Assets, February 28, 1997

    Face                                                                                                               Value
   Amount       Franklin Arizona Tax-Free Income Fund                                                                (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
                Long Term Investments  98.8%
                Arizona Educational Loan Marketing Corp. Revenue,
$ 10,000,000     Senior Series, 6.375%, 09/01/05 ..............................................................    $ 10,483,100
   1,000,000     Series B, 7.00%, 03/01/03 ....................................................................       1,080,000
   1,000,000     Series B, 7.00%, 03/01/05 ....................................................................       1,070,940
   1,000,000     Series B, MBIA Insured, 7.35%, 09/01/04 ......................................................       1,067,660
     775,000     Series B, MBIA Insured, 7.375%, 09/01/05 .....................................................         826,011
   1,000,000     Sub-Series, 6.625%, 09/01/05 .................................................................       1,061,070
   2,000,000    Arizona Health Facilities Authority, Hospital System Revenue, Phoenix Baptist Hospital,
                 MBIA Insured, ETM, 6.25%, 09/01/11............................................................       2,165,820
                Arizona Health Facilities Authority Revenue, Arizona Voluntary Hospital, Series B, FGIC Insured,
   5,000,000     7.25%, 10/01/13...............................................................................       5,337,100
     770,000     Hospital Federal Pooled Loan Revenue, 7.75%, 10/01/07.........................................         834,387
   5,000,000    Arizona State COP, Refunding, Series B, AMBAC Insured, 6.25%, 09/01/10.........................       5,368,000
   5,000,000    Arizona State Department of Administration, COP, FSA Insured, 6.625%, 09/01/08.................       5,441,100
                Arizona State Municipal Financing Program, COP, MBIA Insured,
   1,350,000     Dysart School, Series 22, ETM, 7.875%, 08/01/05...............................................       1,634,270
      85,000     Flagstaff School, Series 15, 8.75%, 08/01/07..................................................          86,827
     500,000     Peoria School, Series 19, ETM, 7.75%, 08/01/04................................................         597,870
     825,000     Series 10, Pre-Refunded, 7.90%, 08/01/17......................................................         848,240
   3,250,000     Series 20, ETM, 7.625%, 08/01/06 .............................................................       3,751,605
     500,000     Series 25, 7.875%, 08/01/14...................................................................         639,135
   2,500,000     Series 29, Pre-Refunded, 7.125%, 08/01/14.....................................................       2,700,075
   1,750,000    Arizona State Transportation Board, Excise Tax Revenue, Maricopa County Regional Area Road Fund,
                 Series A, Pre-Refunded, 7.60%, 07/01/05 ......................................................       1,871,660
                Arizona State Waste Management Authority, Wastewater Financial Assistance Revenue,
   4,000,000     6.80%, 07/01/11...............................................................................       4,409,760
   1,000,000     Series A, AMBAC Insured, 5.625%, 07/01/15.....................................................       1,006,150
     930,000    Casa Grande Excise Tax Revenue, 6.20%, 04/01/15 ...............................................         977,486
                Casa Grande IDA, PCR, Frito Lay/PepsiCo,
   1,800,000     6.60%, 12/01/10...............................................................................       1,958,976
     500,000     6.65%, 12/01/14...............................................................................         542,520
   3,000,000    Central Arizona Water Conservation District Contract Revenue, Central Project, Series A,
                 Pre-Refunded, 7.65%, 11/01/09 ................................................................       3,393,180
                Chandler GO, FGIC Insured, Pre-Refunded,
   1,750,000     6.80%, 07/01/13 ..............................................................................       1,924,930
   1,625,000     6.85%, 07/01/14...............................................................................       1,787,126
   1,000,000     Refunding, 7.00%, 07/01/12 ...................................................................       1,099,990
   4,055,000    Chandler IDA, MFHR, Refunding, Hacienda Apartments, Project A, GNMA Secured, 6.05%, 07/20/30...       4,099,727
                Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded,
   1,250,000     6.85%, 07/01/13 ..............................................................................       1,372,325
   2,200,000     6.90%, 07/01/14...............................................................................       2,428,910
                Chandler Water and Sewage Revenue, Refunding, FGIC Insured,
   6,715,000     7.00%, 07/01/12...............................................................................       7,386,433
   2,165,000     6.25%, 07/01/13 ..............................................................................       2,301,763
                City of Bullhead, Municipal Property Corp., Facilities Revenue, Pre-Refunded,
   4,000,000     FGIC Insured, 7.20%, 07/01/10 ................................................................       4,409,520
   2,125,000     MBIA Insured, 7.20%, 07/01/09 ................................................................       2,293,576
                Cochise County, Palominas Elementary School District No. 49, School Improvement, GO,
                 Series A, Pre-Refunded,
     155,000     7.70%, 07/01/00...............................................................................         160,193
     165,000     7.80%, 07/01/01...............................................................................         170,580
     175,000     7.85%, 07/01/02...............................................................................         180,947
$  5,000,000    Cochise County USD No. 68, Sierra Vista, Series B, FGIC Insured, Pre-Refunded, 7.625%, 07/01/10    $  5,568,950
   1,095,000    Coconino County, Flagstaff USD No. 1, AMBAC Insured, 6.20%, 07/01/06 ..........................       1,150,823
   3,500,000    Coconino County PCC Revenue, 6.375%, 10/01/36 .................................................       3,544,065
   5,275,000    Coconino County PCC Revenue, Refunding, Arizona Public Service Co.,Series A, MBIA Insured,
                 5.875%, 08/15/28..............................................................................       5,346,529
   1,475,000    Eloy Municipal Property Corp., Facilities Revenue, 7.80%, 07/01/09.............................       1,587,941
   3,320,000    Gila County IDAR, PCR, ASARCO, Inc. Project, Refunding, 8.90%, 07/01/06........................       3,464,354
   1,500,000    Gilbert Improvement District No. 11, FGIC Insured, 7.60%, 01/01/05.............................       1,560,885
                Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
   1,500,000     07/01/12 .....................................................................................       1,631,460
   3,250,000     07/01/22 .....................................................................................       3,499,828
                Glendale IDA, Educational Facilities Revenue, Refunding, American Graduate School
                 International, Connie Lee Insured,
   2,200,000     5.875%, 07/01/15..............................................................................       2,234,650
   1,000,000     Pre-Refunded, 7.00%, 07/01/14 ................................................................       1,163,610
   1,250,000     Pre-Refunded, 7.125%, 07/01/20................................................................       1,465,175
                Glendale IDAR, Midwestern University, Series A, Connie Lee Insured, 6.00%,
   1,940,000     05/15/16 .....................................................................................       1,992,322
   2,000,000     05/15/26 .....................................................................................       2,045,620
   2,400,000    Glendale Municipal Property Corp., MBIA Insured, 7.00%, 07/01/09 ..............................       2,545,224
                Guam Power Authority Revenue, Series A, 6.30%,
   3,630,000     10/01/12 .....................................................................................       3,715,196
   4,000,000     10/01/22 .....................................................................................       4,064,640
   2,700,000    Lake Havasu City, Wastewater COP, FGIC Insured, 7.00%, 06/01/05................................       2,961,333
   8,000,000    Maricopa County COP, 6.00%, 06/01/04...........................................................       8,294,720
      50,000    Maricopa County Hospital District No. 1, Facilities Revenue, East Valley Behavioral Health Facility,
                 FGIC Insured, Pre-Refunded, 7.80%, 06/01/14...................................................          51,518
                Maricopa County IDA,
   1,445,000     FSA Insured, 7.50%, 12/01/13 .................................................................       1,595,800
   2,105,000     MFHR, Madera Pointe Apts, FSA Insured, 5.90%, 06/01/26 .......................................       2,121,966
   1,305,000     Pre-Refunded, FSA Insured, 7.50%, 12/01/13 ...................................................       1,474,689
   1,050,000     SFMR, GNMA Secured, 8.00%, 09/01/09...........................................................       1,096,704
                Maricopa County IDAR,
   5,000,000     Citizens Utilities Co. Project, 6.20%, 05/01/30...............................................       5,210,050
  17,800,000     Hospital Facility Revenues, Samaritan Hospital Health Services, Refunding, Series A,
                  MBIA Insured, 7.00%, 12/01/13 ...............................................................      19,473,378
   1,890,000     Hospital Facility Revenues, Samaritan Hospital Health Services, Refunding, Series A,
                  MBIA Insured, 7.00%, 12/01/16 ...............................................................       2,223,528
   1,730,000     Mercy Health System, MBIA Insured, Pre-Refunded, Series A, 7.125%, 07/01/07...................       1,878,157
     750,000     Mercy Health System, MBIA Insured, Pre-Refunded, Series C, 7.15%, 07/01/15....................         815,513
                Maricopa County School District No. 4, Mesa Unified, FGIC Insured,
   1,500,000     5.65%, 07/01/11...............................................................................       1,543,605
   2,000,000     5.70%, 07/01/12...............................................................................       2,061,200
   2,000,000    Maricopa County School District No. 28, Kyrene Elementary, Series B, FGIC Insured,
                 6.00%, 07/01/14...............................................................................       2,076,500
   3,000,000    Maricopa County Stadium District Revenue, MBIA Insured, 5.75%, 07/01/16 .......................       3,038,580
     500,000    Maricopa County UHSD No. 210, Phoenix, Series A, 5.70%, 07/01/15 ..............................         509,725
     600,000    Maricopa County UHSD No. 216, Series A, Pre-Refunded, 7.80%, 07/01/07..........................         620,292
                Maricopa County USD No. 8, Osborn School Improvement Project,
   3,500,000     Series A, FGIC Insured, 5.875%, 07/01/14......................................................       3,636,115
     500,000     Series B, Pre-Refunded, 7.10%, 07/01/05.......................................................         537,990
   1,075,000     Series B, Pre-Refunded, 7.15%, 07/01/07.......................................................       1,157,861
   1,885,000     Series B, Pre-Refunded, 7.20%, 07/01/09.......................................................       2,032,350
                Maricopa County USD No. 11, Peoria, Refunding,
$  6,300,000     AMBAC Insured, 6.10%, 07/01/10 ...............................................................     $ 6,751,899
   2,800,000     MBIA Insured, 7.00%, 07/01/10 ................................................................       3,061,576
   2,000,000    Maricopa County USD No. 41, Gilbert, 6.25%, 07/01/15...........................................       2,043,740
   1,175,000    Maricopa County USD No. 65, Littleton School Improvement, Series B, FGIC Insured, 6.40%, 07/01/14     1,270,234
   4,000,000    Maricopa County USD No. 68, Alhambra, Refunding and Improvement, AMBAC Insured,
                 5.625%, 07/01/13 .............................................................................       4,053,040
   1,000,000    Maricopa County USD No. 69 GO, Paradise Valley, Series A, 7.10%, 07/01/05 .....................       1,138,010
   1,600,000    Maricopa County USD No. 80, Chandler, FGIC Insured, 6.00%, 07/01/13 ...........................       1,678,176
                Maricopa County USD No. 89, Dysart, Refunding & Improvement, FGIC Insured,
     240,000     6.70%, 07/01/05 ..............................................................................         257,558
   1,760,000     6.75%, 07/01/06 ..............................................................................       1,885,822
   1,300,000    Maricopa County USD No. 98, Fountain Hills School, Improvement Bond, Refunding, FGIC Insured,
                 6.625%, 07/01/10 .............................................................................       1,395,251
                Maricopa County USD No. 214, Tolleson GO,
   1,000,000     FGIC Insured, 5.75%, 07/01/14 ................................................................       1,026,530
     500,000     Pre-Refunded, 7.30%, 07/01/03 ................................................................         516,115
                Mesa IDA, Health Care Facilities Revenue, Western Health Network, MBIA Insured,
     750,000     Refunding, Series B-2, 7.50%, 01/01/08 .......................................................         799,020
   5,250,000     Series A-2, 7.625%, 01/01/13 .................................................................       5,657,190
     250,000     Series A-3, 7.625%, 01/01/13 .................................................................         269,390
   2,190,000     Series A-4, 7.625%, 01/01/09 .................................................................       2,337,847
   7,750,000    Mesa Utility Systems Revenue, FGIC Insured, 5.125%, 07/01/15...................................       7,416,440
                Mohave County, Hospital District No. 1, Kingman Regional Medical Center Project,
   1,500,000     FGIC Insured, 6.50%, 06/01/15 ................................................................       1,601,145
   6,350,000     Pre-Refunded, 8.375%, 06/01/15 ...............................................................       7,203,504
                Mohave County IDA,
   4,100,000     Citizens Utilities Project, 6.60%, 05/01/29 ..................................................       4,349,403
  10,000,000     Citizens Utilities Project, Series A, 7.15%, 02/01/26 ........................................      10,685,900
   5,000,000     Citizens Utilities Project, Series B, 7.15%, 02/01/26 ........................................       5,342,950
   1,585,000     Health Care Revenue, Chris Ridge and Silver Insured, Refunding, GNMA Secured,
                  6.375%, 11/01/31.............................................................................       1,661,064
   1,500,000     Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.50%, 09/01/21.....................       1,474,230
   3,425,000     Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.75%, 09/01/26 ....................       3,459,387
   1,595,000     Hospital Systems Revenue, Medical Environments, Inc., Phoenix Hospital and Medical Center,
                  ETM, 5.80%, 07/01/99.........................................................................       1,657,955
  54,500,000    Navajo County PCR, Refunding, Arizona Public Service Co., Series A, 5.875%, 08/15/28 ..........      54,623,170
                Nogales Municipal Development Authority, Inc., Municipal Facilities Revenue, Refunding, MBIA Insured,
   6,350,000     7.20%, 06/01/08 ..............................................................................       7,025,831
     500,000     Pre-Refunded, 8.00%, 06/01/08 ................................................................         530,530
                Northern Arizona University System Revenue,
   3,700,000     Pre-Refunded, 7.50%, 06/01/06 ................................................................       3,974,355
   2,750,000     Refunding, FGIC Insured, 6.40%, 06/01/07......................................................       2,945,168
                Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Port Saipan
                 Harbor Improvement, Series A,
     310,000     5.35%, 10/01/98 ..............................................................................         311,327
     330,000     5.45%, 10/01/99...............................................................................         331,082
     345,000     5.55%, 10/01/00...............................................................................         347,087
     365,000     5.65%, 10/01/01...............................................................................         366,876
     385,000     5.75%, 10/01/02...............................................................................         387,345
   7,150,000     6.85%, 10/01/25...............................................................................       7,327,749
   1,000,000    Oro Valley, COP, MBIA Insured, 5.750%, 07/01/17................................................       1,017,820
                Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
$  1,650,000     5.55%, 07/01/17...............................................................................     $ 1,654,472
   1,000,000     5.375%, 07/01/26 .............................................................................         971,890
   1,000,000    Peoria Municipal Development Authority, Water and Sewer Revenue, Refunding, FGIC Insured,
                 6.625%, 07/01/06 .............................................................................       1,065,460
                Phoenix Airport Revenue, MBIA Insured,
     700,000     Refunding, Series B, 6.20%, 07/01/10..........................................................         745,808
   1,680,000     Refunding, Series C, 6.30%, 07/01/10..........................................................       1,802,170
   1,785,000     Refunding, Series C, 6.40%, 07/01/11..........................................................       1,914,216
     570,000     Refunding, Series C, 6.40%, 07/01/12..........................................................         611,696
   1,800,000     Series D, 6.30%, 07/01/10 ....................................................................       1,930,896
   3,825,000     Series D, 6.40%, 07/01/11.....................................................................       4,116,427
     820,000     Series D, 6.40%, 07/01/12 ....................................................................         879,983
                Phoenix Civic Improvement Corp.,
   5,000,000     Airport Terminal Excise Tax Revenue, 7.80%, 07/01/11 .........................................       5,141,700
   3,500,000     Airport Terminal Excise Tax Revenue, 7.875%, 07/01/14 ........................................       3,601,850
     275,000     Airport Terminal Excise Tax Revenue, Refunding, Pre-Refunded, 8.375%, 07/01/09 ...............         293,296
   1,000,000     Municipal Facilities Excise Tax Revenue, MBIA Insured, Pre-Refunded, 6.90%, 07/01/21..........       1,102,520
   4,210,000     Parking Facilities, Series B, FGIC Insured, Pre-Refunded, 7.50%, 07/01/09 ....................       4,349,098
   3,090,000     Water Systems Revenue, 5.95%, 07/01/15 .......................................................       3,185,512
   3,665,000     Water Systems Revenue, 5.95%, 07/01/16 .......................................................       3,772,898
   3,000,000     Water Systems Revenue, 6.00%, 07/01/19 .......................................................       3,085,920
   4,300,000    Phoenix Civic Plaza Building Corp., 6.00%, 07/01/14 ...........................................       4,483,438
                Phoenix GO,
   5,000,000     Refunding, 6.375%, 07/01/13 ..................................................................       5,328,850
   1,000,000     Refunding, Pre-Refunded, 7.375%, 07/01/11.....................................................       1,032,470
   5,000,000     Refunding, Series A, 5.50%, 07/01/15..........................................................       5,068,700
   2,775,000     Series B, 5.25%, 07/01/15 ....................................................................       2,736,233
                Phoenix HFC, Mortgage Revenue, Refunding, MBIA Insured,
   2,750,000     Project A, 6.50%, 07/01/24 ...................................................................       2,815,340
   1,750,000     Section 8 Project, Series A, 6.90%, 01/01/23 .................................................       1,817,690
   2,260,000     Section 8 Project, Series A, 7.25%, 01/01/23 .................................................       2,298,849
   1,000,000    Phoenix IDA, SFMR, FNMA Insured, 6.30%, 12/01/12 ..............................................       1,033,400
   1,575,000    Phoenix IDAR, Home Purchase Mortgage, GNMA Secured, Series B, 8.20%, 04/01/22 .................       1,633,433
   1,500,000    Phoenix Municipal Housing Revenue, Refunding, Fillmore Gardens Project, 6.30%, 06/01/09 .......       1,553,610
                Phoenix Street and Highway Revenue,
   1,000,000     ETM, 6.80%, 07/01/03 .........................................................................       1,122,330
   1,000,000     Pre-Refunded, 7.375%, 07/01/05 ...............................................................       1,032,470
   3,310,000     Pre-Refunded, 7.375%, 07/01/06 ...............................................................       3,417,476
   5,000,000     Refunding, 6.60%, 07/01/07....................................................................       5,441,300
   2,470,000    Phoenix Water System Revenue, Refunding, 5.500%, 07/01/22 .....................................       2,423,441
   1,750,000    ePima County, COP, MBIA Insured, 5.250%, 01/01/12 .............................................       1,712,830
                Pima County IDA,
      65,000     Health Care Revenue, Carondelet St. Joseph's and St. Mary's, 8.00%, 07/01/13 .................          69,325
   2,250,000     Health Care Revenue, Carondelet St. Joseph's and St. Mary's, MBIA Insured, 6.75%, 07/01/10 ...       2,448,495
     535,000     Health Care Revenue, Carondelet St. Joseph's and St. Mary's, Pre-Refunded, 8.00%, 07/01/13 ...         574,569
   2,720,000     MF Revenue, Series A, FNMA Insured, 6.000%, 12/01/21..........................................       2,726,501
   1,350,000     SFMR, GNMA Secured, 6.40%, 11/01/09 ..........................................................       1,418,513
   1,555,000     SFMR, GNMA Secured, 8.125%, 09/01/20 .........................................................       1,613,826
   6,050,000     SFMR, GNMA Secured, 6.750%, 11/01/27..........................................................       6,309,182
   4,955,000     SFMR, Refunding, Series A, 7.625%, 02/01/12 ..................................................       5,177,480
     835,000     SFMR, Refunding, Series A, 6.50%, 02/01/17....................................................         855,858
   1,410,000    Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 07/01/15 ...........................       1,526,381
$ 21,000,000    Pima County USD No. 1, Tucson Project, FGIC Insured, 5.875%, 07/01/14 .........................    $ 21,721,140
     500,000    Pima County USD No. 10, Amphitheater School, Refunding & Improvement, Pre-Refunded,
                 7.70%, 07/01/03 ..............................................................................         511,805
                Pinal County USD No. 43, Apache Junction, Refunding & Improvement, FGIC Insured,
     500,000     7.15%, 07/01/05...............................................................................         531,095
     700,000     Pre-Refunded, 7.20%, 07/01/07.................................................................         755,531
   2,500,000     Series A, 5.85%, 07/01/15 ....................................................................       2,585,575
   5,000,000    Price Elliott Resh Park, Inc. Revenue, Refunding, Arizona State University Research Park,
                 MBIA Insured, Pre-Refunded, 7.00%, 07/01/21...................................................       5,610,100
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Pre-Refunded,
      75,000     FSA Insured, Series A, 9.00%, 07/01/09........................................................          95,211
   6,000,000     Series A, 7.875%, 07/01/17....................................................................       6,442,260
                Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
   9,500,000     6.00%, 07/01/22 ..............................................................................       9,663,020
   9,000,000     5.00%, 07/01/36 ..............................................................................       8,066,700
     750,000    Puerto Rico Commonwealth Highway Authority Revenue, Series P, Pre-Refunded,
                 8.125%, 07/01/13 .............................................................................         807,173
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
   9,215,000     7.75%, 07/01/08...............................................................................       9,765,688
   2,000,000     7.50%, 07/01/09...............................................................................       2,113,180
                Puerto Rico Electric Power Authority Revenue,
     125,000     Refunding, Series L, Pre-Refunded, 8.40%, 07/01/15............................................         129,465
   3,000,000     Refunding, Series M, Pre-Refunded, 8.00%, 07/01/08............................................       3,223,890
     745,000     Refunding, Series N, 7.00%, 07/01/07..........................................................         792,755
   2,205,000     Refunding, Series N, 7.125%, 07/01/14.........................................................       2,352,338
   5,000,000     Refunding, Series U, 6.00%, 07/01/14..........................................................       5,165,200
   1,510,000     Series O, 7.125%, 07/01/14....................................................................       1,614,341
     600,000     Series P, Pre-Refunded, 7.00%, 07/01/11.......................................................         674,478
   3,745,000     Series R, Pre-Refunded, 6.25%, 07/01/17.......................................................       3,905,174
  25,720,000     Series X, 6.125%, 07/01/21....................................................................      26,359,656
   4,850,000    Puerto Rico GO, 6.50%, 07/01/23 ...............................................................       5,270,107
                Puerto Rico HFC,
   1,445,000     MFMR, Portfolio A, Series 1, 7.50%, 04/01/22..................................................       1,522,741
   1,085,000     SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22................................       1,142,809
      40,000    Puerto Rico HFC Revenue, FHA Mortgage Insured, Sixth Portfolio, Section 8, Pre-Refunded,
                 7.75%, 12/01/26 ..............................................................................          48,014
                Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities,
                 Financing Authority, Hospital Revenue, Series A,
   1,950,000     Hospital Auxilio Mutuo Obligation Group, MBIA Insured, 6.25%, 07/01/24........................       2,050,581
   5,225,000     Refunding, Dr. Pila Hospital, FHA Insured, 5.875%, 08/01/12 ..................................       5,395,074
   1,000,000    Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Series H, Pre-Refunded,
                 7.875%, 07/01/16 .............................................................................       1,034,390
                Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
   2,435,000     Refunding, Series A, 5.75%, 01/01/13 .........................................................       2,491,687
   4,750,000     Refunding, Series D, 5.50%, 01/01/25..........................................................       4,630,728
   6,000,000     Refunding, Series D, 6.25%, 01/01/27..........................................................       6,235,260
   2,000,000     Series A, 6.50%, 01/01/22 ....................................................................       2,109,620
   4,600,000     Series A, 6.00%, 01/01/31.....................................................................       4,641,630
   1,845,000     Series A, MBIA Insured, 6.00%, 01/01/31.......................................................       1,874,963
   2,500,000     Series A, Pre-Refunded, 7.875%, 01/01/28......................................................       2,637,325
   9,975,000     Series B, 6.25%, 01/01/19 ....................................................................      10,412,105
   5,925,000     Series C, 6.20%, 01/01/12 ....................................................................       6,167,925
   5,760,000     Series C, 5.50%, 01/01/28 ....................................................................       5,609,434
                Salt River Project, Agricultural Improvement and Power District, Electric System Revenue, (cont.)
$    110,000     Series E, Pre-Refunded, 8.25%, 01/01/13.......................................................       $ 114,189
     625,000     Series E, Pre-Refunded, 8.25%, 01/01/28.......................................................         648,800
   3,220,000    San Luis Municipal Property Corp., Municipal Facilities Revenue, 8.125%, 07/01/19 .............       3,378,327
   8,000,000    Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 05/01/29 .......................       8,446,400
      50,000    Scottsdale, City of, Municipal Property Corp., Refunding, Pre-Refunded, 7.75%, 07/01/05 .......          51,692
                Scottsdale IDA, Hospital Revenue, Scottsdale Memorial Hospital, AMBAC Insured,
   7,000,000     Refunding, Series A, 5.625%, 09/01/12.........................................................       7,035,770
   1,250,000     Refunding, Series A, 5.70%, 09/01/15..........................................................       1,254,688
   4,045,000     Refunding, Series A, 5.70%, 09/01/18..........................................................       4,060,169
     180,000     Refunding, Series A, Pre-Refunded, 8.50%, 09/01/17............................................         187,097
                Sedona Sewer Sales Tax Revenue,
   3,800,000     Refunding, 6.75%, 07/01/07....................................................................       4,175,744
   5,000,000     Refunding, 7.00%, 07/01/12....................................................................       5,358,350
   6,500,000     Series A, Pre-Refunded, 7.50%, 07/01/20.......................................................       7,271,355
                Tucson Airport Authority Revenue, MBIA Insured,
   6,700,000     Refunding, 5.70%, 06/01/13 ...................................................................       6,791,589
   1,090,000     Series A, 6.875%, 06/01/20 ...................................................................       1,157,754
   1,175,000     Series B, 7.125%, 06/01/15 ...................................................................       1,275,333
   1,125,000     Series B, 7.25%, 06/01/20 ....................................................................       1,225,238
   1,885,000    Tucson IDA, MFHR, La Entrada, Refunding, 7.40%, 07/01/26 ......................................       1,974,538
   2,000,000    Tucson IDA, MF Revenue, Refunding, Los Portales, 5.90%, 12/20/31...............................       2,014,580
   2,300,000    Tucson, Series A, 5.375%, 07/01/20.............................................................       2,244,570
                Tucson Water Revenue,
   2,250,000     Refunding, MBIA Insured, 7.00%, 07/01/10......................................................       2,380,208
  14,650,000     Series A, MBIA Insured, 6.00%, 07/01/21.......................................................      15,172,419
   6,750,000     Series D, Pre-Refunded, 7.10%, 07/01/18.......................................................       7,585,718
   1,500,000    University of Arizona COP, Telecommunications System, Pre-Refunded, 7.60%, 07/15/03............       1,552,185
                University of Arizona Medical Center Corp., Hospital Revenue, Pre-Refunded, 8.10%, 07/01/16
     225,000     Series 1986...................................................................................         232,785
     250,000     Series 1987...................................................................................         258,650
                University of Arizona System Revenue,
   1,000,000     6.25%, 06/01/11...............................................................................       1,066,330
   1,300,000     6.35%, 06/01/14...............................................................................       1,369,433
   1,700,000     Pre-Refunded, 7.625%, 06/01/11................................................................       1,812,404
   6,000,000    University of Puerto Rico Revenue, Series M, MBIA Insured, 5.25%, 06/01/25 ....................       5,810,700
   2,650,000    Williams Municipal Development Authority, Inc., Municipal Facilities Revenue, 7.625%, 07/01/05        2,697,568
                Yavapai County, USD No. 22, Humboldt,
   1,500,000     Series A, FGIC Insured, 5.95%, 07/01/14.......................................................       1,558,470
   1,825,000     Series B, MBIA Insured, 5.60%, 07/01/14 ......................................................       1,860,095
   1,500,000    Yuma County Elementary School District No. 1, Series A, MBIA Insured, 5.75%, 07/01/14 .........       1,556,790
                Yuma IDA, MFHR, Alexandrite Sands Apartments Project, FHA Insured,
   1,000,000     7.60%, 12/01/15...............................................................................       1,048,290
   2,000,000     7.70%, 12/01/29...............................................................................       2,101,240
                                                                                                                   ------------
                Total Long Term Investments (Cost $706,892,712)................................................     748,730,962
                                                                                                                   ------------
               aShort Term Investments  0.3%
   1,500,000    Maricopa County IDA, Hospital Facilities Revenue, Samaritan Health Service Hospital, Series B-2,
                 MBIA Insured, Daily VRDN and Put, 3.50%, 12/01/08 ............................................       1,500,000
     900,000    Phoenix Arizona Series 95-2, Purchase Agreement, Morgan Guarantee Trust Company, Daily VRDN
                 and Put, 3.45%, 06/01/20 .....................................................................         900,000
     200,000    Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                 2.95%, 12/01/15 ..............................................................................         200,000
                                                                                                                   ------------
                Total Short Term Investments (Cost $2,600,000) ................................................       2,600,000
                                                                                                                   ------------
                Total Investments (Cost $709,492,712)  99.1% ..................................................    $751,330,962
                Other Assets and Liabilities, Net  0.9% .......................................................       6,489,580
                                                                                                                   ------------
                Net Assets  100.0% ............................................................................    $757,820,542
                                                                                                                   ============


                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $709,496,494 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess value over tax cost .................................................................    $ 41,841,013
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ..............................................................          (6,545)
                                                                                                                   ------------
                  Net unrealized appreciation .................................................................    $ 41,834,468
                                                                                                                   ============



PORTFOLIO ABBREVIATIONS:

AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFC      - Housing Finance Corp.
IDA      - Industrial Development Authority /Agency
IDAR     - Industrial Development Authority /Agency Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
PBA      - Public Building Authority
PCC      - Pollution Control Corp.
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue
UHSD     - Unified High School District
USD      - Unified School District






aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

eSee note 1(h) regarding securities purchased on a when-issued basis.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST
-------------------------------------------------------------------------------
Statement of Investments in Securities and Net Assets, February 28, 1997

    Face                                                                                                               Value
   Amount      Franklin Colorado Tax-Free Income Fund                                                                (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
               Long Term Investments   101.3%
$   770,000    Adams County PCR, Refunding, Public Service Co. of Colorado Project, Series A, 7.375%, 11/01/09        $ 788,288
  1,000,000    Adams County School District No.12, FGIC Insured, 5.40%, 12/15/14 ..............................         994,260
  8,000,000    Arapahoe County Capital Improvements Transportation Fund Highway Revenue, Vehicle Registration,
                Series A, MBIA Insured, 6.15%, 08/31/26 .......................................................       8,396,720
    400,000    Arapahoe County COP, Arapahoe County Building Finance Corp., FSA Insured, Pre-Refunded,
                7.50%, 12/01/10 ...............................................................................         444,464
    805,000    Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ..................................         874,286
               Arapahoe County School District,
  2,200,000       No. 2, Refunding, MBIA Insured, 5.70%, 06/01/19 .............................................       2,214,300
    500,000       No. 5, Cherry Creek, 7.125%, 12/15/10 .......................................................         546,940
  1,150,000       No. 5, Cherry Creek, 5.15%, 12/15/15 ........................................................       1,114,914
  3,000,000    Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 06/01/11 ........................       3,349,620
  1,000,000    Arvada MFHR, Refunding, Springwood Community Project, 6.35%, 08/20/16 ..........................       1,026,240
  2,500,000    Auraria Higher Education Center, Parking Facilities Revenue, Refunding, Pre-Refunded, 7.875%,
                04/01/12 ......................................................................................       2,750,750
  2,850,000    Aurora COP, Refunding, 6.25%, 12/01/09 .........................................................       3,038,784
    150,000    Aurora MFHR, Dayton Place Project, Series 1988-A, GNMA Secured, 8.25%, 01/20/29 ................         155,631
    750,000    Aurora Urban Renewal Authority, Tax Increment Revenue, Pre-Refunded, 7.50%, 11/15/07 ...........         800,813
  1,000,000    Bayfield School District No. 10, MBIA Insured, 6.65%, 06/01/15 .................................       1,088,370
               Boulder County Hospital Revenue, Longmont United Hospital Project,
  2,000,000       5.80%, 12/01/13 .............................................................................       1,957,900
  1,285,000       5.875%, 12/01/20 ............................................................................       1,242,595
  3,000,000       Pre-Refunded, 8.20%, 12/01/20 ...............................................................       3,414,240
  1,250,000    Boulder GO, Refunding, 7.20%, 08/15/13 .........................................................       1,332,475
  2,900,000    Castle Pines Metropolitan District, Refunding and Improvement, FSA Insured, 7.625%, 12/01/15 ...       3,208,763
    750,000    Colorado Association of School Boards, COP, Pueblo School District No. 60 Project, Series A,
                MBIA Insured, Pre-Refunded, 7.25%, 12/01/09 ...................................................         815,220
               Colorado Health Facilities Authority Revenue,
  1,615,000       Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 04/01/26 ...........................       1,672,236
  1,500,000       Boulder Community Hospital, Refunding, Series B, MBIA Insured, 5.875%, 10/01/23 .............       1,523,505
  1,000,000       Children's Hospital Association Project, MBIA Insured, 5.25%, 10/01/26 ......................         942,780
    954,000       Community Provider Pooled Loan Program, FSA Insured, 6.75%, 07/15/17 ........................       1,020,408
  6,570,000       Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 07/15/17 ..............       7,132,195
  1,750,000       Covenant Retirement Communities, 6.75%, 12/01/15 ............................................       1,824,428
  4,950,000       Covenant Retirement Communities, 6.75%, 12/01/25 ............................................       5,121,270
  1,250,000       Mercy Medical Center Durango, 6.20%, 11/15/15 ...............................................       1,282,888
    405,000       Oakbrook I Manor, Series A, GNMA Secured, 7.25%, 04/01/11 ...................................         418,268
    885,000       Oakbrook I Manor, Series A, GNMA Secured, 7.625%, 04/01/26 ..................................         921,648
  6,000,000       PSL Health System Project, Series B, Pre-Refunded, 8.50%, 02/15/21 ..........................       6,970,860
    775,000       Refunding, Porter Memorial Hospital Project, Series A, Pre-Refunded, 7.40%, 02/01/16 ........         839,914
  1,000,000       Sisters of Charity Health Care System, 5.25%, 05/15/14 ......................................         966,940
               Colorado HFA,
  3,740,000       MF, Series A, 6.80%, 08/01/14 ...............................................................       3,893,826
  6,070,000       MF, Series A, 6.85%, 08/01/24 ...............................................................       6,319,234
  2,405,000       MF, Series A, 6.875%, 08/01/30 ..............................................................       2,502,932
  1,000,000       eMF, Series A-2, 6.00%, 10/01/28 ............................................................         995,730
    100,000       Series A, Pre-Refunded, 8.375%, 01/01/30 ....................................................         105,768
  1,000,000       SF, Series A, 7.50%, 05/01/29 ...............................................................       1,047,880
  5,440,000       SF Program, Refunding, Series A-2, MBIA Insured, 5.625%, 11/01/23 ...........................       5,347,357
    275,000       SF Program, Series A-1, 8.00%, 08/01/17 .....................................................         286,369
    855,000       SF Program, Series A-2, 7.70%, 02/01/23 .....................................................         894,364
    380,000       SF Program, Series A-3, 7.90%, 08/01/21 .....................................................         397,051
  1,680,000       SF Program, Series C-2, 7.375%, 08/01/10 ....................................................       1,752,156
               Colorado HFA, (cont.)
$   240,000       SF Program, Series C-2, 7.85%, 02/01/21 .....................................................       $ 249,338
     15,000       SFMR, Series C, 8.75%, 09/01/17 .............................................................          15,461
  3,000,000    Colorado Mountain College Residence Hall Authority Revenue, MBIA Insured, 5.75%, 06/01/23 ......       3,039,060
               Colorado Postsecondary Educational Facilities Authority Revenue,
  1,000,000       Auraria Foundation Project, FSA Insured, 6.00%, 09/01/15 ....................................       1,032,170
  3,250,000       Regis University Project, Connie Lee Insured, 6.625%, 06/01/13 ..............................       3,412,273
    300,000       University of Denver Project, Series B, Pre-Refunded, 9.00%, 12/01/07 .......................         317,520
  2,795,000    Colorado Springs Airport Revenue, Series A, MBIA Insured, 5.25%, 01/01/22 ......................       2,675,234
               Colorado Springs Hospital Revenue,
     75,000       Memorial Hospital, Pre-Refunded, 8.75%, 12/15/07 ............................................          79,358
  5,575,000       Refunding, MBIA Insured, 6.00%, 12/15/15 ....................................................       5,771,296
 10,955,000       Refunding, MBIA Insured, 6.00%, 12/15/24 ....................................................      11,251,333
               Colorado Springs Utilities Revenue,
    295,000       Series 1988-A, Pre-Refunded, 8.00%, 11/15/20 ................................................         297,543
  9,000,000       Series A, 6.10%, 11/15/24 ...................................................................       9,324,270
  1,090,000    Colorado State, Board Community Colleges and Occupational Educational Revenue, Red Rocks
                Community College Project, AMBAC Insured, 6.00%, 11/01/19 .....................................       1,126,275
               Colorado Water Resource and Power Development Authority,
  1,765,000       Clean Water Revenue, Series A, 6.15%, 09/01/11 ..............................................       1,867,900
  1,000,000       Clean Water Revenue, Series A, 6.30%, 09/01/14 ..............................................       1,061,140
    750,000       Small Water Resource Revenue, Series A, FGIC Insured, 6.70%, 11/01/12 .......................         809,010
     65,000       Stagecoach Project, Pre-Refunded, 8.00%, 11/01/17 ...........................................          71,054
               Denver City and County Airport Revenue,
  4,000,000       Series A, 7.50%, 11/15/23 ...................................................................       4,444,520
  4,000,000       Series A, 8.50%, 11/15/23 ...................................................................       4,581,360
  2,000,000       Series A, 5.50%, 11/15/25 ...................................................................       1,927,220
  7,500,000       Series A, Pre-Refunded, 7.50%, 11/15/12 .....................................................       8,734,875
  1,000,000       Series D, 7.75%, 11/15/13 ...................................................................       1,226,160
  5,000,000       Series D, Refunding, MBIA Insured, 5.875%, 11/15/16 .........................................       5,022,850
    100,000    Denver City and County Excise Tax Revenue, MBIA Insured, Pre-Refunded, 8.30%, 09/01/14 .........         103,313
  1,880,000    Denver City and County IDR, University of Denver Project, 7.50%, 03/01/11 ......................       2,030,644
               Denver City and County Revenue,
  3,150,000       Childrens Hospital Association Project, FGIC Insured, 6.00%, 10/01/15 .......................       3,238,988
    150,000       Refunding, St. Anthony's Hospital, Sisters of Charity Health Care System, Series A, MBIA Insured,
                   Pre-Refunded, 7.75%, 05/01/14 ..............................................................         162,710
    250,000    Denver City and County SFMR, Series A, GNMA Secured, 8.125%, 12/01/20 ..........................         258,798
  2,000,000    Denver City and County Special Facilities Airport Revenue, United Airlines Project, Series A, 6.875%,
                10/01/32 ......................................................................................       2,079,240
  1,000,000    Donala Colorado Water and Sanitary District, Improvement Series B, 6.50%, 12/01/14 .............       1,049,260
  2,230,000    Douglas County, School District No. 1, Douglas and Elbert Counties, Improvement Series A,
                MBIA Insured, 6.50%, 12/15/16 .................................................................       2,502,045
               El Paso County,
    145,000       HMR, Series A, GNMA Secured, 8.00%, 03/01/21 ................................................         150,377
    100,000       HMR, Series B, GNMA Secured, 8.125%, 11/01/13 ...............................................         104,565
    100,000       Revenue, Refunding, St. Francis Hospital System, Sisters of Charity Health Care System, Series A,
                   MBIA Insured, Pre-Refunded, 7.75%, 05/01/14 ................................................         106,390
               El Paso County, School District No. 20, GO, Series B,
     30,000       8.00%, 12/01/06 .............................................................................          30,940
     20,000       Pre-Refunded, 8.00%, 12/01/06 ...............................................................          20,495
  1,500,000    Estes Park Urban Renewal Authority, Tax Increment Revenue, Pre-Refunded, 7.625%, 05/15/08 ......       1,621,815
  1,035,000    Foothill Metropolitan Recreational and Park District, Golf Course Revenue, Series A, Pre-Refunded,
                8.00%, 11/15/04 ...............................................................................       1,075,593
$   190,000    Fort Collins IDR, Vipont Pharmaceutical, Inc. Project, Pre-Refunded, 9.25%, 08/01/13 ...........       $ 207,083
  5,000,000    Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 09/01/31 .......................       5,145,000
    250,000    Frisco Fire Protection District, Refunding and Improvement, 7.20%, 12/01/05 ....................         264,740
               Guam Airport Authority Revenue, Series A, Refunding,
    400,000       6.375%, 10/01/10 ............................................................................         413,976
    800,000       6.50%, 10/01/23 .............................................................................         825,368
  1,000,000    Guam Power Authority Revenue, Series A, 6.375%, 10/01/08 .......................................       1,038,500
               Jefferson County District Wide Sales Tax Revenue, Local Improvement District,
  7,450,000       MBIA Insured, 6.30%, 06/01/22 ...............................................................       7,783,760
    200,000       Pre-Refunded, 8.20%, 12/01/13 ...............................................................         214,128
  1,000,000    Jefferson County School District No. R-001, AMBAC Insured, 6.25%, 12/15/12 .....................       1,056,590
    545,000    Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 .....................         579,182
    750,000    La Plata County School District No. 9-R, Durango COP, FGIC Insured, 7.40%, 11/15/07 ............         801,368
               Lakewood MFHR Mortgage, FHA Insured Mortgage,
  1,235,000       6.65%, 10/01/25 .............................................................................       1,279,485
  3,025,000       6.70%, 10/01/36 .............................................................................       3,121,891
    250,000    Larimer County Health Care Facilities Revenue, Refunding, Western Health Network, Inc., MBIA Insured,
                7.625%, 01/01/12 ..............................................................................         265,160
               Las Animas County School District No. 1, Refunding,
  1,000,000       6.15%, 12/01/08 .............................................................................       1,017,460
    935,000       6.20%, 12/01/10 .............................................................................         952,672
               Left Hand Water District Revenue, MBIA Insured,
  1,400,000       5.70%, 11/15/15 .............................................................................       1,427,006
    735,000       Boulder and Weld Counties, Pre-Refunded, 7.40%, 11/15/09 ....................................         818,276
    530,000    Logan County, SFMR, Refunding, Series A, 8.50%, 11/01/11 .......................................         550,066
    910,000    Louisville Water District GO, Refunding, FGIC Insured, 7.20%, 12/01/09 .........................         945,790
    350,000    Mesa County Sales Tax Revenue, Refunding, MBIA Insured, 7.75%, 12/01/13 ........................         369,383
    575,000    Metropolitan of Denver Revenue, Sewer Disposal District No. 1, Series A, MBIA Insured, Pre-Refunded,
                7.60%, 04/01/14 ...............................................................................         607,562
  1,850,000    Montrose County COP, 6.35%, 06/15/06 ...........................................................       1,951,991
  8,490,000    ePlatte River Power Authority Revenue, Series D-2, Refunding, MBIA Insured, 5.375%, 06/01/17....       8,386,167
    540,000    Pueblo County COP, Public Parking, 6.90%, 07/01/15 .............................................         553,343
  4,395,000    Pueblo County, MBIA Insured, 6.00%, 06/01/16 ...................................................       4,555,286
  1,000,000    Pueblo County School District No. 70, Pueblo Rural, GO, AMBAC Insured, 6.40%, 12/01/14 .........       1,074,890
  1,000,000    Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured, 6.10%, 12/01/15        1,051,440
     55,000    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
                Pre-Refunded, 9.00%, 07/01/09 .................................................................          69,821
  1,000,000    Puerto Rico Commonwealth Highway Authority Revenue, Series Q, Pre-Refunded, 8.00%, 07/01/18 ....       1,134,010
               Puerto Rico Electric Power Authority Revenue, Refunding,
     50,000       Series L, Pre-Refunded, 8.40%, 07/01/15 .....................................................          51,786
    155,000       Series N, 7.125%, 07/01/14 ..................................................................         165,357
     15,000    Puerto Rico HFC, SFMR, Portfolio No. 1, Series A, GNMA Secured, 7.80%, 10/15/21 ................          15,584
    600,000    Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Baxter Travenol Labs,
                Series A, 8.00%, 09/01/12 .....................................................................         647,028
  1,335,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities, Financing
                Authority, Industrial Revenue, Guaynabo Municipal Government Center, Series A, 5.625%, 07/01/22       1,253,605
    145,000    Puerto Rico Municipal Finance Agency, Series A, 8.25%, 07/01/08 ................................         155,149
               Regional Transportation District Sales Tax Revenue,
  1,080,000       Refunding and Improvement, FGIC Insured, 6.25%, 11/01/12 ....................................       1,141,301
    100,000       Series 1988, Pre-Refunded, 8.00%, 11/01/08 ..................................................         106,420
    640,000    Southwestern SFMR, Refunding, Series A, 7.375%, 09/01/11 .......................................         665,965
  3,000,000    Stonegate Village Metropolitan District, Refunding and Improvement, Series A, FSA Insured,
                5.60%, 12/01/25 ...............................................................................       2,982,720
$   200,000    Summit County SFMR, Series A, 7.50%, 12/01/11 ..................................................       $ 208,802
  2,750,000    Summit County Sports Facilities Revenue, Refunding, Keystone Resorts Project, Ralston Purina Co.,
                7.875%, 09/01/08 ..............................................................................       3,269,668
  7,000,000    University of Colorado, Hospital Authority Revenue, Series A, AMBAC Insured, 6.40%, 11/15/22 ...       7,426,230
  2,000,000    Westminster City Sales and Use Tax Revenue, Refunding and Improvement, FGIC Insured, 7.00%,
                12/01/08 ......................................................................................       2,158,370
                                                                                                                   ------------
                     Total Long Term Investments (Cost $231,516,576)...........................................     245,317,352
                                                                                                                   ------------
              aShort Term Investments  0.5%
               Colorado Health Facilities Authority Revenue, Weekly VRDN and Put,
    500,000       Boulder Community Hospital Project, MBIA Insured, 3.30%, 10/01/14 ...........................         500,000
    400,000       Sisters of Charity Health, 3.30%, 05/15/22 ..................................................         400,000
    300,000    Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                2.95%, 12/01/15 ...............................................................................         300,000
                                                                                                                   ------------
                     Total Short Term Investments (Cost $1,200,000) ...........................................       1,200,000
                                                                                                                   ------------
                         Total Investments (Cost $232,716,576)  101.8% ........................................     246,517,352
                         Liabilities in Excess of Other Assets  (1.8)% ........................................      (4,254,776)
                                                                                                                   ------------
                         Net Assets  100.0% ...................................................................    $242,262,576
                                                                                                                   ============


               At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $232,717,464 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was
                  an excess of value over tax cost ............................................................    $ 13,912,137
                 Aggregate gross unrealized depreciation for all investments in which there was
                  an excess of tax cost over value ............................................................        (112,249)
                                                                                                                   ------------
                 Net unrealized appreciation ..................................................................    $ 13,799,888
                                                                                                                   ============



PORTFOLIO ABBREVIATIONS:

AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SF       - Single Family
SFMR     - Single Family Mortgage Revenue



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime rate or U.S. Treasury bills rate).

eSee Note 1(h) regarding securities purchased on a when-issued basis.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST
-------------------------------------------------------------------------------
Statement of Investments in Securities and Net Assets, February 28, 1997

    Face                                                                                                               Value
   Amount       Franklin Connecticut Tax-Free Income Fund                                                            (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
                Long Term Investments   96.8%
                Bridgeport GO,
$    300,000     Series A, 7.25%, 06/01/00 ....................................................................       $ 318,999
     600,000     Series A, Pre-Refunded, 7.625%, 01/15/09 .....................................................         652,404
   1,375,000     Series B, 7.55%, 11/15/00 ....................................................................       1,486,980
   3,750,000     Series B, Pre-Refunded, 7.75%, 11/15/10 ......................................................       4,251,300
     425,000     Series B, State Guaranteed, Pre-Refunded, 7.30%, 01/15/09 ....................................         459,893
     750,000     Unlimited Tax, Series A, ETM, 7.30%, 03/01/99 ................................................         795,383
                Connecticut HFA, Housing Mortgage Finance,
      10,000     Series A, 7.60%, 11/15/05 ....................................................................          10,368
   1,010,000     Series A, Sub-Series 2, 7.20%, 11/15/08 ......................................................       1,071,994
     150,000     Series B, 7.20%, 11/15/09 ....................................................................         155,454
  16,715,000     Series B, 6.75%, 11/15/23 ....................................................................      17,613,264
     100,000     Series B-1, 7.55%, 11/15/08 ..................................................................         104,386
     500,000     Series C-1, 6.60%, 11/15/23 ..................................................................         522,280
   1,500,000     Series C-2, 6.25%, 11/15/18...................................................................       1,527,630
   5,095,000     Series C-2, 6.70%, 11/15/22 ..................................................................       5,245,252
   3,900,000     Series E, 6.30%, 05/15/17 ....................................................................       3,999,021
   1,250,000     Sub-Series A-1, 6.10%, 05/15/17 ..............................................................       1,274,563
     640,000     Sub-Series B-1, 6.50%, 05/15/18 ..............................................................         661,830
     700,000     Sub-Series B-1, 6.30%, 05/15/25 ..............................................................         718,984
     395,000     Sub-Series B-2, 6.75%, 05/15/22 ..............................................................         412,254
   1,380,000     Sub-Series G-1, 6.20%, 11/15/16 ..............................................................       1,404,302
                Connecticut Higher Education Supplemental Loan Authority, Series A,
     850,000     7.00%, 11/15/05 ..............................................................................         902,845
     245,000     7.20%, 11/15/10 ..............................................................................         260,141
     405,000     7.50%, 11/15/10 ..............................................................................         423,662
   5,800,000    Connecticut State Development Authority, Health Care Revenue, Masonic Charity of Connecticut,
                 6.50%, 08/01/20 ..............................................................................       6,053,228
     750,000    Connecticut State Development Authority, PCR, New England Power Co., 7.25%, 10/15/15 ..........         803,385
   2,000,000    Connecticut State Development Authority, Solid Waste Disposal Facilities Revenue, Pfizer, Inc.
                 Project, 7.00%, 07/01/25 .....................................................................       2,239,140
                Connecticut State Development Authority, Water Facility Revenue, Bridgeport Hydraulic Co. Project,
   1,000,000     6.15%, 04/01/35...............................................................................       1,016,060
   1,000,000     Refunding, 7.25%, 06/01/20....................................................................       1,081,260
                Connecticut State Health and Educational Facilities Authority Revenue,
   2,000,000     Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 ...............................       2,100,860
     635,000     Capital Assets, Series B, ETM, 7.00%, 01/01/00................................................         680,053
   1,265,000     Capital Assets, Series C, MBIA Insured, 7.00%, 01/01/20 ......................................       1,378,863
     730,000     Capital Assets, Series C, MBIA Insured, Pre-Refunded, 7.00%, 01/01/20 ........................         809,767
   5,600,000     Choate Rosemary Hall, Series A, 7.00%, 07/01/25 ..............................................       6,209,112
   1,000,000     Greenwich Hospital, Series A, MBIA Insured, 5.75%, 07/01/16 ..................................       1,005,690
   1,500,000     Greenwich Hospital, Series A, MBIA Insured, 5.80%, 07/01/26 ..................................       1,502,325
   1,375,000     Hartford University, Series C, Pre-Refunded 8.00%, 07/01/18 ..................................       1,576,286
   5,000,000     Hartford University, Series D, 6.80%, 07/01/22 ...............................................       5,045,450
   1,245,000     Hebrew Home and Hospital, Series A, 7.00%, 08/01/30 ..........................................       1,280,619
   1,000,000     Lawrence Memorial Hospital, Series B, MBIA Insured, Pre-Refunded, 7.00%, 07/01/20 ............       1,101,680
     500,000     Lutheran General Health Care System, ETM, 7.375%, 07/01/19 ...................................         588,715
   1,000,000     New Britain Memorial Hospital, Series A, 7.75%, 07/01/22 .....................................       1,078,010
   2,905,000     New Horizons Village Project, 7.30%, 11/01/16 ................................................       3,315,244
     975,000     Quinnipiac College, Series C, Pre-Refunded, 7.75%, 07/01/20 ..................................       1,094,945
   1,000,000     Sacred Heart University, Refunding, Series C, 6.50%, 07/01/16 ................................       1,024,030
     615,000     Sacred Heart University, Series A, Pre-Refunded, 6.85%, 07/01/22 .............................         690,823
                Connecticut State Health and Educational Facilities Authority Revenue, (cont.)
$  7,000,000     Sacred Heart University, Series C, 6.625%, 07/01/26 ..........................................     $ 7,164,290
     275,000     San Raphael Hospital, Series C, AMBAC Insured, Pre-Refunded, 7.50%, 07/01/14 .................         293,582
     100,000     St. Mary's Hospital, Series B, 7.50%, 07/01/02 ...............................................         104,402
   1,000,000     St. Mary's Hospital, Series C, Pre-Refunded, 7.375%, 07/01/20 ................................       1,111,530
   1,000,000     Taft School, Series A, 7.375%, 07/01/20 ......................................................       1,058,100
   2,500,000     Taft School, Series C, 6.00%, 07/01/16 .......................................................       2,516,700
   3,325,000     Taft School, Series C, Asset Guarantee, 5.75%, 07/01/26 ......................................       3,306,014
   2,200,000     Trinity College, Series E, MBIA Insured, 5.875%, 07/01/26 ....................................       2,233,418
   7,000,000     Windham Community Memorial Hospital, Series C, 6.00%, 07/01/20................................       6,802,600
  12,350,000     Yale New Haven Hospital, Series F, MBIA Insured, Pre-Refunded, 7.10%, 07/01/25 ...............      13,643,533
   1,000,000     Yale New Haven Hospital, Series H, MBIA Insured, Refunding, 5.70%, 07/01/25 ..................         994,340
                Connecticut State Resource Recovery Authority Revenue,
     200,000     American Refunding, Series A, 7.70%, 11/15/01 ................................................         214,368
     200,000     American Refunding, Series A, 8.10%, 11/15/15 ................................................         215,652
     835,000     Bridgeport Resco, Ltd. Partnership Project, Series A, 7.625%, 01/01/09 .......................         866,922
     205,000     Wallingford Recovery Project, Series A, 7.125%, 11/15/08 .....................................         211,214
                Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purpose,
                 Series A, Pre-Refunded,
     900,000     7.30%, 02/15/08 ..............................................................................         948,888
   2,000,000     7.20%, 02/01/09 ..............................................................................       2,153,280
     200,000    East Haven, Utah Bank Qualified GO, 7.00%, 09/15/07 ...........................................         213,950
     200,000    Griswold GO, AMBAC Insured, 7.50%, 04/01/06 ...................................................         238,516
                Guam Airport Authority Revenue, Series B
     250,000     6.60%, 10/01/10 ..............................................................................         259,923
   1,300,000     6.70%, 10/01/23 ..............................................................................       1,346,995
   5,500,000    Guam Power Authority Revenue, Series A, 6.75%, 10/01/24 .......................................       5,784,460
     210,000    Montville Town GO, Pre-Refunded, 7.35%, 12/01/10 ..............................................         226,160
                New Haven GO,
   2,250,000     Series A, 7.10%, 03/01/97 ....................................................................       2,250,180
   4,545,000     Series A, Pre-Refunded, 7.40%, 03/01/12 ......................................................       5,189,890
   2,000,000     Series B, Pre-Refunded, 6.75%, 12/01/05 ......................................................       2,250,760
                Plainfield GO,
     150,000     Series 1988, 7.30%, 09/01/10 .................................................................         164,216
     335,000     Series 1991, 7.25%, 09/01/05 .................................................................         369,197
     335,000     Series 1991, 7.30%, 09/01/07 .................................................................         368,728
     335,000     Series 1991, 7.30%, 09/01/09 .................................................................         366,467
     100,000    Plainville GO, 7.20%, 06/15/08 ................................................................         102,670
   1,500,000    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series 1988-A,
                 Pre-Refunded, 7.00%, 07/01/19 ................................................................       1,593,780
   1,000,000    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series S,
                 Pre-Refunded, 6.625%, 07/01/18 ...............................................................       1,118,900
   1,800,000    Puerto Rico Commonwealth Highway Authority Revenue, Pre-Refunded, Series R, 6.75%, 07/01/05 ...       1,969,218
                Puerto Rico Electric Power Authority Revenue,
     700,000     Series P, Pre-Refunded, 7.00%, 07/01/11 ......................................................         786,891
   2,950,000     Series P, Pre-Refunded, 7.00%, 07/01/21 ......................................................       3,316,184
   5,000,000     Series T, 6.375%, 07/01/24 ...................................................................       5,233,550
     775,000    Puerto Rico HFC, SFMR, Series C, GNMA Insured, 6.85%, 10/15/23 ................................         815,192
   5,000,000    Puerto Rico Municipal Finance Agency, Series1994-A, 6.50%, 07/01/19 ...........................       5,341,700
                Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Pre-Refunded, 7.25%, 07/01/17
     700,000     Series H .....................................................................................         742,665
   1,000,000     Series J .....................................................................................       1,060,950
   1,130,000    Stratford GO, Unlimited Tax, Pre-Refunded, 7.30%, 03/01/12 ....................................       1,267,679
$  6,550,000    Virgin Islands Water and Power Authority, Electric System Revenue, Series A, 7.40%, 07/01/11 ..     $ 7,015,902
                Waterbury GO, Pre-Refunded,
     785,000     7.25%, 03/01/03 ..............................................................................         879,224
     785,000     7.25%, 03/01/04 ..............................................................................         879,224
     780,000     7.50%, 03/01/07 ..............................................................................         880,682
                                                                                                                   ------------
                Total Long Term Investments (Cost $170,131,695)  ..............................................     181,821,420
                                                                                                                   ------------
               aShort Term Investments  1.2%
     800,000    Connecticut State Development Authority, PCR, Refunding, Connecticut Light & Power Co. Project,
                 Series A, Weekly VRDN and Put, 3.40%, 09/01/28 ...............................................         800,000
   1,500,000    Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                 2.95%, 12/01/15...............................................................................       1,500,000
                                                                                                                   ------------
                Total Short Term Investments (Cost $2,300,000) ................................................       2,300,000
                                                                                                                   ------------
                Total Investments (Cost $172,431,695)  98.0% ..................................................     184,121,420
                Other Assets and Liabilities, Net  2.0% .......................................................       3,676,076
                                                                                                                   ------------
                Net Assets  100.0% ............................................................................    $187,797,496
                                                                                                                   ============


                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $ 172,457,405 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ..............................................................    $ 11,674,726
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ..............................................................         (10,711)
                                                                                                                   ------------
                  Net unrealized appreciation .................................................................    $ 11,664,015
                                                                                                                   ============



PORTFOLIO ABBREVIATIONS:

AMBAC    - American Municipal Bond Assurance Corp.
ETM      - Escrow to Maturity
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
HFC      - Housing Finance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
PBA      - Public Building Authority
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue





aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime rate or U.S. Treasury bills rate).



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST
--------------------------------------------------------------------------------
Statement of Investments in Securities and Net Assets, February 28, 1997


    Face                                                                                                                Value
   Amount      Franklin Indiana Tax-Free Income Fund                                                                  (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
               Long Term Investments   98.4%
$    75,000    Allen County COP, Fort Wayne Memorial Coliseum, Pre-Refunded, 8.125%, 11/01/17....................       $ 77,017
     50,000    Beech Grove EDR, Westvaco Corp., 8.75%, 07/01/10 .................................................         50,665
  1,000,000    Carmel EDR, Refunding, Cool Creek Association, 6.50%, 09/01/15....................................      1,029,520
     75,000    Center Grove Central Elementary School Building Corp., First Mortgage, Pre-Refunded, 7.375%, 07/01/09      78,725
     50,000    Chesterton Sewer Revenue, Pre-Refunded, 8.10%, 08/01/07...........................................         52,929
    250,000    Clarke County Hospital Association, First Mortgage, Refunding, MBIA Insured, 7.50%, 09/01/07......        267,403
    710,000    Columbus Sewage Works Revenue, MBIA Insured, 6.50%, 02/15/13......................................        772,295
    500,000    Crawfordsville School Building Corp., First Mortgage, Pre-Refunded, 7.70%, 07/15/11...............        560,465
     50,000    Crown Point Redevelopment District, Lake County Tax Increment, 8.10%, 02/01/07....................         50,728
  1,000,000    Eastern Hancock Middle School Building Corp., Indianapolis First Mortgage, Refunding, 6.00%, 01/15/21   1,009,120
  1,750,000    Elkhart County, Hospital Authority Revenue, Goshen Hospital Association, Inc. Project, 7.35%, 07/01/12  1,866,760
    500,000    Elwood Middle School Building Corp., First Mortgage, Refunding, 7.30%, 01/01/08 ..................        542,685
     55,000    Flat Rock-Hawcreek Elementary School Building Corp., First Mortgage, Pre-Refunded, 8.30%, 01/01/09         59,167
  1,000,000    Fort Wayne Hospital Authority Revenue, Parkview Memorial Hospital Project, Series A, FGIC Insured,
                6.50%, 11/15/12 .................................................................................      1,055,050
    150,000    Franklin Community Elementary School Building Corp., First Mortgage, Pre-Refunded, 7.80%, 01/01/09        155,024
    200,000    Franklin Township of Marion County, Multi-School Building Corp., First Mortgage, Pre-Refunded,
                7.50%, 01/15/12 .................................................................................        215,946
     50,000    Frankton-Lapel School Building Corp., First Mortgage, Pre-Refunded, 7.90%, 01/01/09...............         51,690
    125,000    Hamilton Southeastern Building Corp., Consolidated School Building Corp., First Mortgage,
                Pre-Refunded, 8.40%, 01/01/15 ...................................................................        134,629
  3,000,000    Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co. Project,
                Series A, 8.00%, 12/01/24 .......................................................................      3,349,170
  1,500,000    Hammond Multi-School Building Corp., First Mortgage, Refunding, Series A, 6.20%, 07/10/15.........      1,542,000
    300,000    Hammond PCR, Stauffer Chemical Project, Guaranteed Imperial 82, 8.00%, 11/01/12 ..................        333,333
               Indiana Bond Bank, Special Program,
     25,000     Series 1986-C, 8.00%, 08/01/11...................................................................         25,734
    300,000     Series 1988-A, Pre-Refunded, 8.375%, 02/01/18 ...................................................        312,903
    250,000     Series 1990-A, 7.50%, 02/01/20 ..................................................................        268,488
               Indiana Health Facility Financing Authority, Hospital Revenue,
    500,000     Bartholomew Indiana County Hospital, FSA Insured, Pre-Refunded, 7.75%, 08/15/20 .................        563,295
  2,000,000     Hancock Memorial Hospital Health Services, 6.125%, 08/15/17......................................      1,975,800
  1,250,000     Hancock Memorial Hospital Project, Pre-Refunded, 8.30%, 08/15/20 ................................      1,425,700
  1,835,000     Jackson County Schneck Memorial Hospital, 7.50%, 02/15/22 .......................................      1,961,395
  1,280,000     Methodist Hospital, Inc., 6.75%, 09/15/09 .......................................................      1,358,093
  1,000,000     Refunding and Improvement, Community Hospitals Projects, MBIA Insured, 5.70%, 05/15/22 ..........        995,920
     50,000     St. Anthony's Medical Center/Home, Inc., Pre-Refunded, 9.25%, 10/01/17...........................         52,548
  1,000,000     St. Anthony's Medical Center/Home, Inc., Series A, 7.00%, 10/01/17...............................      1,069,720
     50,000     Welborn Memorial Baptist Hospital Project, Pre-Refunded, 8.00%, 07/01/02 ........................         51,698
     65,000    Indiana Municipal Power Agency, Power Supply System Revenue, Refunding, Series A, 5.75%, 01/01/18          63,604
  2,000,000    Indiana State Development Financing Authority Environmental Revenue, 6.25%, 07/15/30 .............      2,008,120
               Indiana State Educational Facilities Authority Revenue,
    175,000     Anderson University Project, 8.40%, 10/01/08.....................................................        187,614
    175,000     Butler University Project No. 2, Series B, FGIC Insured, Pre-Refunded, 8.00%, 11/01/09...........        189,663
    100,000     Valparaiso University Project, MBIA Insured, Pre-Refunded, 7.80%, 10/01/08.......................        107,849
    500,000     University of Evansville Project, Pre-Refunded, 8.125%, 11/01/10 ................................        571,655
               Indiana State HFA, SFMR,
  1,000,000     6.10%, 07/01/22 .................................................................................      1,000,750
     20,000     Series A, 7.875%, 01/01/17.......................................................................         20,690
     45,000     Series A, GNMA Secured, 8.125%, 07/01/06 ........................................................         47,231
    460,000     Series F-2, GNMA Secured, 7.75%, 07/01/22 .......................................................        486,804
  1,000,000    Indiana State Office Building Commission, Correctional Facilities Program Revenue, 6.375%, 07/01/16     1,027,100
$    95,000    Indiana State Vocational Technical College Building Facilities, Student Fee, Series B, MBIA Insured,
                Pre-Refunded, 7.90%, 07/01/07....................................................................      $ 100,158
    100,000    Indiana Transportation Finance Authority Highway Revenue, Series A, Pre-Refunded, 8.125%, 06/01/11        107,021
    200,000    Indiana University Revenue Hospital Facilities, Pre-Refunded, 7.30%, 01/01/03 ....................        214,824
               Indianapolis Airport Authority, Indianapolis International Airport Revenue,
  1,460,000     6.50%, 11/15/31 .................................................................................      1,487,974
     85,000     MBIA Insured, 8.30%, 07/01/18 ...................................................................         90,388
               Indianapolis Local Public Improvement Bond Bank, Series D,
    225,000     Pre-Refunded, 8.50%, 02/01/18 ...................................................................        238,660
  2,300,000     Refunding, 6.75%, 02/01/20 ......................................................................      2,464,473
  2,540,000     Refunding, 6.50%, 02/01/22 ......................................................................      2,576,525
    500,000    Jasper County PCR, Refunding, Collateralized, Northern Indiana Public Service Co., MBIA Insured,
                7.10%, 07/01/17..................................................................................        540,670
    300,000    Jefferson County Hospital Authority Facility Revenue, Refunding, King's Daughters' Hospital,
                8.50%, 08/15/13 .................................................................................        319,203
     50,000    Kendallville Sewage Works Revenue, GO, Pre-Refunded, 7.60%, 07/01/07..............................         52,573
               Kokomo Hospital Authority Revenue, Refunding, St. Joseph's Hospital and Health Center of Kokomo,
                8.75%, 02/15/13
    300,000     Pre-Refunded, Series A ..........................................................................        326,127
    225,000     Series B ........................................................................................        238,392
  2,100,000    Lake Central Industrial Multi-School Building, First Mortgage, MBIA Insured, 6.50%, 01/15/14 .....      2,243,745
     95,000    Madison County Authority, Anderson Hospital Revenue, Refunding, Series A, MBIA Insured,
                 8.00%, 01/01/14 ................................................................................         99,429
    100,000    Manchester Community, Elementary School Building Corp., First Mortgage, Pre-Refunded,
                7.80%, 01/01/12 .................................................................................        107,005
    250,000    Marion County Convention and Recreational Facilities Authority, Excise Tax Revenue, Lease Rental,
                Series A, AMBAC Insured, 7.00%, 06/01/21.........................................................        272,615
    300,000    Monroe County, Hospital Authority Revenue, Bloomington Hospital Project, MBIA Insured,
                6.70%, 05/01/12 .................................................................................        323,667
  2,000,000    Muncies Edit Building Corp., Industrial First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17..      2,138,040
  2,000,000    Munster School Building Corp., First Mortgage, MBIA Insured, 5.75%, 01/15/21......................      2,004,300
  2,220,000    New Prairie Unified School Building Corp., Revenue, First Mortgage, Refunding, 5.80%, 07/05/11....      2,287,643
     85,000    North Lawrence Community School, COP, Multi-School Building Corp., Pre-Refunded, 8.10%, 01/01/10 .         89,679
     60,000    North Montgomery Elementary School Building Corp., COP, Pre-Refunded, 8.375%, 07/01/08 ...........         63,436
    125,000    Northridge High School Additions, Building Corp., Middlebury, First Mortgage, Pre-Refunded,
                8.00%, 12/30/08 .................................................................................        133,978
    100,000    Perry Township Multi-School Building Corp. Revenue, First Mortgage, Pre-Refunded, 7.80%, 01/01/03         105,307
               Peru Community School Building Corp., First Mortgage, Pre-Refunded,
    150,000     Series 1988, 7.90%, 07/01/08 ....................................................................        162,683
    100,000     Series 1989, 7.80%, 01/01/11.....................................................................        108,281
               Princeton PCR, Refunding, Public Service Co. of Indiana Project, Series C, MBIA Insured, 03/15/12,
    250,000     7.375% ..........................................................................................        269,325
    300,000     7.60% ...........................................................................................        306,231
    150,000    South Bend Redevelopment Authority Lease Revenue, Rental Parking Facility Project, Pre-Refunded,
                7.90%, 02/01/07 .................................................................................        155,688
    500,000    Steuben County Metropolitan School District, COP, 6.90%, 01/01/08 ................................        532,105
    750,000    Sullivan Industrial PCR, Refunding, Hoosier Energy, Meron Project, 7.10%, 04/01/19 ...............        805,230
    250,000    Twin Lakes School Building Improvement Corp., First Mortgage, Pre-Refunded, 7.50%, 01/15/08 ......        269,698
     50,000    Warsaw High School Building Corp., First Mortgage, Pre-Refunded, 8.10%, 01/01/09..................         53,690
                                                                                                                    ------------
               Total Long Term Investments (Cost $47,375,788) ...................................................     50,315,458
                                                                                                                    ------------
              aShort Term Investments   0.2%
$   100,000    Fort Wayne Indiana Hospital Authority Revenue, Parkview Memorial Hospital, Series B, Weekly VRDN
                and Put, 3.30%, 01/01/16 ........................................................................      $ 100,000
                                                                                                                    ------------
                    Total Short Term Investments (Cost $100,000) ................................................        100,000
                                                                                                                    ------------
                         Total Investments (Cost $47,475,788)  98.6% ............................................     50,415,458
                         Other Assets and Liabilities, Net  1.4% ................................................        721,859
                                                                                                                    ------------
                         Net Assets  100.0% .....................................................................    $51,137,317
                                                                                                                    ============



               At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $47,475,788 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost ...................................................................    $ 2,939,670
               Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value ...................................................................             --
                                                                                                                    ------------
               Net unrealized appreciation ......................................................................    $ 2,939,670
                                                                                                                    ============



PORTFOLIO ABBREVIATIONS:

AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
MBIA     - Municipal Bond Investors Assurance Corp.
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST
--------------------------------------------------------------------------------
Statement of Investments in Securities and Net Assets, February 28, 1997

   Face                                                                                                                 Value
  Amount     Franklin Michigan Tax-Free Income Fund                                                                   (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
             Long Term Investments   97.3%
$ 150,000    Avondale School District, AMBAC Insured, 5.75%, 05/01/22 ............................................    $ 150,788
  160,000    Big Rapids Public School District, Building and Site, FGIC Insured, 5.625%, 05/01/20 ................      159,883
  100,000    Brandon School District, FGIC Insured, 5.75%, 05/01/20 ..............................................      101,450
  100,000    Caledonia Community Schools, MBIA Insured, 5.85%, 05/01/22 ..........................................      101,907
  100,000    Dearborn EDC Hospital Revenue, Oakwood Obligation Group, Series A, FGIC Insured, 5.75%, 11/15/15 ....      100,944
  100,000    Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%, 02/15/25 .....      100,221
  500,000    Gogebic-Iron Wastewater Authority, Wastewater Treatment System Revenue, Refunding, MBIA Insured,
              6.05%, 01/01/25 ....................................................................................      512,135
  150,000    Grosse Ile Township School District, Refunding, FGIC Insured, 6.00%, 05/01/22 .......................      153,885
  125,000    Hale Area Schools, MBIA Insured, 5.60%, 05/01/22 ....................................................      123,001
  100,000    Huron Valley School District, FGIC Insured, 5.875%, 05/01/16 ........................................      102,099
  130,000    Jenison Public Schools, Refunding, FGIC Insured, 5.75%, 05/01/16 ....................................      130,983
  225,000    Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding and Improvement, Bronson
              Methodist, MBIA Insured, 5.875%, 05/15/26 ..........................................................      227,831
  100,000    Lakeview Community Schools, FGIC Insured, 5.75%, 05/01/16 ...........................................      100,679
  140,000    Lincoln Consolidated School District, Refunding, FGIC Insured, 5.85%, 05/01/21.......................      141,868
  115,000    Livonia Public Schools, School District, Refunding, FGIC Insured, 5.50%, 05/01/21....................      111,846
             Michigan State HDA, SFMR,
  100,000     Refunding, Series B, 6.20%, 06/01/27................................................................      101,036
  250,000     Series D, 5.95%, 12/01/16 ..........................................................................      252,073
  350,000     Series E, 6.20%, 12/01/27...........................................................................      351,988
             Michigan State Hospital Finance Authority Revenue,
  140,000     Refunding, Henry Ford Health System, 5.75%, 09/01/17................................................      140,673
  100,000     Sparrow Obligated Group, MBIA Insured, 5.90%, 11/15/26 .............................................      101,509
  140,000    Michigan State Trunk Line, Series A, FGIC Insured, 5.625%, 11/01/26 .................................      138,099
  150,000    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
              5.50%, 07/01/26 ....................................................................................      144,291
  125,000    Puerto Rico Electric Power Authority Revenue, Series X, 6.00%, 07/01/15 .............................      127,884
  100,000    Zeeland Public Schools, Refunding, Series B, MBIA Insured, 6.05%, 05/01/19 ..........................      103,685
                                                                                                                   ------------
                  Total Investments (Cost $3,712,326)  97.3% .....................................................    3,780,758
                  Other Assets and Liabilities, Net  2.7% ........................................................      103,372
                                                                                                                   ------------
                  Net Assets  100.0% .............................................................................   $3,884,130
                                                                                                                   ============



             At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,712,326 was as follows:
             Aggregate gross unrealized appreciation for all investments in which there was an
              excess of value over tax cost ......................................................................     $ 71,575
             Aggregate gross unrealized depreciation for all investments in which there was an
              excess of tax cost over value ......................................................................       (3,143)
                                                                                                                   ------------
             Net unrealized appreciation .........................................................................     $ 68,432
                                                                                                                   ============



PORTFOLIO ABBREVIATIONS:

AMBAC    - American Municipal Bond Assurance Corp.
EDC      - Economic Development Corp.
FGIC     - Financial Guaranty Insurance Co.
HDA      - Housing Development Authority/Agency
MBIA     - Municipal Bond Investors Assurance Corp.
SFMR     - Single Family Mortgage Revenue



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST
--------------------------------------------------------------------------------
Statement of Investments in Securities and Net Assets, February 28, 1997

    Face                                                                                                               Value
   Amount       Franklin New Jersey Tax-Free Income Fund                                                             (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
                Long Term Investments   98.3%
$  1,000,000    Allamuchy Town Board of Education, COP, MBIA Insured, 6.00%, 11/01/14 .........................     $ 1,036,220
   2,000,000    Atlantic City Municipal Utilities Authority Revenue, Water System, Pre-Refunded, 7.75%, 05/01/17      2,236,380
   9,500,000    Atlantic County Improvement Authority, Luxury Tax Revenue, Convention Center Project,  Insured,
                 ETM, 7.40%, 07/01/16 .........................................................................      11,708,370
                Atlantic County Utilities Authority, Solid Waste Revenue,
   2,000,000     7.00%, 03/01/08 ..............................................................................       2,006,520
   6,600,000     7.125%, 03/01/16 .............................................................................       6,648,510
   2,000,000    Bedminister Township Board of Education, COP, 7.125%, 09/01/10 ................................       2,210,060
                Bergen County Utility Authority, Solid Waste System Revenue, Series A, FGIC Insured,
   1,325,000     6.25%, 06/15/11 ..............................................................................       1,404,977
     100,000     Pre-Refunded, 7.75%, 03/15/13 ................................................................         104,045
     100,000    Bridgeview Manor Housing Corp. Revenue, Series A, Pre-Refunded, 8.20%, 12/01/08 ...............         105,263
   5,400,000    Cape May County, IPC, Financing Authority Revenue, Refunding, Atlantic City Electric Co., Series A,
                 MBIA Insured, 6.80%, 03/01/21 ................................................................       6,361,200
   2,750,000    Carteret Board of Education, COP, MBIA Insured, 6.25%, 04/15/19 ...............................       2,885,410
   1,890,000    Church Street Corp., Keansburg Elderly Housing Mortgage Revenue, Refunding, 5.625%, 03/01/11 ..       1,874,634
   4,200,000    Delaware River and Bay Authority, Delaware Authority Revenue, FGIC Insured, 5.25%, 01/01/26 ...       4,013,646
     200,000    Delaware River Joint Toll Bridge System Commission Revenue, Pre-Refunded,
                 7.875%, 07/01/18..............................................................................         214,202
  24,000,000    Delaware River Port Authority, Pennsylvania and New Jersey Revenue, FGIC Insured,
                 5.50%, 01/01/26 ..............................................................................      23,488,560
   1,000,000    Delaware River Port Authority, Pennsylvania and New Jersey River Bridges Revenue, Revenue
                 Refunding, AMBAC Insured, 7.375%, 01/01/07 ...................................................       1,070,660
   2,510,000    Essex County Improvement Authority GO, Lease Revenue, MBIA Insured, 6.00%, 12/01/17 ...........       2,583,618
   3,000,000    Evesham Municipal Utilities Authority Revenue, Series B, MBIA Insured, 7.00%, 07/01/10 ........       3,211,560
   3,675,000    Evesham Township Board of Education, COP, FGIC Insured, 6.875%, 09/01/11 ......................       4,032,761
                Gloucester County Improvement Authority Revenue,
   1,000,000     Justice Complex Lease Project, Pre-Refunded, 7.50%, 12/15/10 .................................       1,095,860
     275,000     Solid Waste Resource Recovery, SES Gloucester Co., Limited Partnership Project, Series B,
                 8.375%, 07/01/10 .............................................................................         282,780
   2,000,000    Gloucester County, Industrial Refunding, Mobil Oil Refinance Corp. Project, 5.625%, 12/01/28 ..       2,008,696
   4,670,000    Hamilton Township Board of Education, COP, Series B, FSA Insured, 7.00%, 12/15/15 .............       5,074,422
   1,750,000    Howell Township, GO, Refunding, FGIC Insured, 6.80%, 01/01/14 .................................       1,903,055
     100,000    Howell Township Municipal Utilities Authority Revenue, Monmouth County, MBIA Insured,
                 Pre-Refunded, 7.375%, 01/01/14 ...............................................................         106,597
   2,550,000    Hudson County COP, Correctional Facility, MBIA Insured, Pre-Refunded, 7.60%, 12/01/21 .........       2,759,100
   2,000,000    Hudson County Improvement Authorities Facilities Lease Revenue, Hudson County Lease Project,
                 FGIC Insured, 6.00%, 12/01/25 ................................................................       2,048,200
                Lacey Municipal Utilities Authority, Water Revenue, MBIA Insured,
   1,225,000     6.125%, 12/01/14 .............................................................................       1,297,165
   2,500,000     6.10%, 12/01/23 ..............................................................................       2,602,700
   2,500,000    Mercer County Improvement Authority Revenue, Library Systems, Series A, 6.00%, 12/01/14 .......       2,582,050
                Middlesex County, COP, MBIA Insured,
   1,500,000     6.00%, 08/15/14 ..............................................................................       1,566,270
   2,300,000     6.125%, 02/15/19 .............................................................................       2,401,775
   2,000,000    Middlesex County Improvement Authority Revenue, Guaranteed Educational Services, Commission
                 Project, 6.00%, 09/15/14 .....................................................................       2,092,960
   2,100,000    Middlesex County Utilities Authority, Sewer Revenue, Refunding, Series A, FGIC Insured,
                 5.375%, 09/15/15 .............................................................................       2,084,145
     100,000    Monmouth County Improvement Authority Revenue, Wall and Keyport Projects, MBIA Insured,
                 Pre-Refunded, 7.90%, 07/15/13 ................................................................         107,490
   3,250,000    Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 .....................................       3,355,788
                New Jersey EDA,
$    575,000     First Mortgage Gross Revenue, Mega Care, Inc. Project, Pre-Refunded, 8.625%, 08/01/07.........       $ 598,173
   6,370,000     Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ...............       6,437,649
   3,375,000     Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ...............       3,439,125
   2,720,000     Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ...............       2,758,107
     550,000     Jersey Central Power and Light, 7.10%, 07/01/15 ..............................................         600,897
   3,000,000     Market Transition Facilities Revenue, Senior Lien, Series A, MBIA Insured, 5.875%, 07/01/11 ..       3,114,150
   6,000,000     Middlesex Water Co. Project, Water Facilities Revenue, 7.25%, 07/01/21........................       6,507,780
   8,200,000     Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A, AMBAC Insured,
                 6.25%, 08/01/24 ..............................................................................       8,563,588
   7,810,000     Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series B, 7.25%, 03/01/21        8,117,714
   1,640,000     School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 09/01/16 .......................       1,650,873
     340,000     Series M, 7.90%, 12/01/08 ....................................................................         356,204
   3,865,000     Series N, 6.90%, 12/01/11 ....................................................................       4,145,676
     435,000     Series P, 6.90%, 12/01/11 ....................................................................         466,590
   4,605,000     State Lease Revenue Refunding, Liberty State Park Lease Rental, AMBAC Insured,
                 5.75%, 03/15/20...............................................................................       4,627,288
   3,315,000     State Lease Revenue Refunding, Liberty State Park Lease Rental, AMBAC Insured,
                 5.75%, 03/15/22...............................................................................       3,333,730
   7,440,000     Terminal GATX Corp. Project, 6.65%, 09/01/22 .................................................       7,889,153
   1,000,000     Water Facilities Revenue Refunding, Hackensack Water Co., Series A, MBIA Insured,
                 5.80%, 03/01/24...............................................................................       1,012,550
                New Jersey Health Care Facilities Financing Authority Revenue,
   2,500,000     Atlantic City Medical Center, Series C, 6.80%, 07/01/11 ......................................       2,665,075
   6,000,000     Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 07/01/26 .......................       5,508,120
   3,380,000     Beth Israel Hospital Association Passaic, 7.80%, 07/01/04 ....................................       3,598,855
   1,000,000     Beth Israel Hospital Association Passaic, Refunding, 7.875%, 07/01/07 ........................       1,066,360
   9,460,000     Cathedral Health, Series A, FHA Insured, 7.25%, 02/15/10......................................      10,209,610
   2,020,000     Cathedral Health, Series A, FHA Insured, 7.25%, 02/15/21......................................       2,176,348
   1,000,000     Clara Maas Medical Center, Series B, Pre-Refunded, 7.30%, 07/01/09 ...........................       1,088,310
   2,435,000     Clara Maas Medical Center, Series B, Pre-Refunded, 7.25%, 07/01/19 ...........................       2,647,356
     100,000     Community Memorial Hospital Association, Series C, 8.00%, 07/01/14 ...........................         105,986
   5,445,000     East Orange General Hospital, Series B, 7.75%, 07/01/20 ......................................       5,796,584
   4,890,000     Elizabeth General Medical Center, Series C, 7.375%, 07/01/15 .................................       5,187,801
   5,150,000     Franciscan St. Mary's Hospital, 5.875%, 07/01/12 .............................................       5,080,475
   2,400,000     Hackensack Medical Center, FGIC Insured, 6.25%, 07/01/21 .....................................       2,459,832
   4,000,000     Holy Name Hospital, Series B, AMBAC Insured, 7.00%, 07/01/08 .................................       4,350,680
   2,500,000     Jersey Shore Medical Center, Revenue Refunding, AMBAC Insured, 5.875%, 07/01/24...............       2,536,100
   5,000,000     John F. Kennedy Health Systems, Obligation Group Revenue, FGIC Insured, 5.70%, 07/01/25.......       5,034,400
     230,000     Kennedy Memorial Hospitals-University Medical Center, Inc., Series D, 7.875%, 07/01/09 .......         243,496
   4,900,000     Monmouth Medical Center, Series C, FSA Insured, 6.25%, 07/01/16 ..............................       5,139,267
   8,250,000     Monmouth Medical Center, Series C, FSA Insured, 6.25%, 07/01/24 ..............................       8,622,323
   1,800,000     Morristown Memorial Hospital, Series C, 7.125%, 07/01/08 .....................................       1,909,890
     125,000     New Jersey Geriatric Center of Workmen's Circle, Inc., Series A, FHA Mortgage Insured,
                 8.00%, 02/01/28 ..............................................................................         132,458
   3,630,000     Newcomb Medical Center, Series A, 7.875%, 07/01/03 ...........................................       3,902,395
   8,500,000     Overlook Hospital Association, Series E, FGIC Insured, 6.70%, 07/01/13 .......................       8,740,635
   3,565,000     Pascack Valley Hospital, 6.90%, 07/01/21 .....................................................       3,714,231
  10,000,000     Riverview Medical Center, 5.875%, 07/01/16 ...................................................      10,182,100
     100,000     St. Claire's Riverside Medical Center, Series D, MBIA Insured, Pre-Refunded, 7.75%, 07/01/14..         103,366
   2,050,000     St. Joseph's Hospital and Medical Center, Revenue Refunding, 5.75%, 07/01/16..................       2,056,560
   1,000,000     St. Joseph's Hospital and Medical Center, Revenue Refunding, 6.00%, 07/01/26..................       1,017,160
   1,865,000     Wayne General Hospital, Series B, 5.75%, 08/01/11 ............................................       1,902,878
                New Jersey Health Care Facilities Financing Authority Revenue, (cont.)
$  1,000,000     Wayne General Hospital, Series B, 5.875%, 08/01/18 ...........................................     $ 1,010,360
     475,000     Zurbrugg Memorial Hospital Issue, Series C, 8.50%, 07/01/12 ..................................         489,051
   1,850,000    New Jersey State Building Authority Revenue, Refunding, 7.20%, 06/15/13 .......................       1,946,182
                New Jersey State Educational Facilities Authority Revenue,
   4,000,000     Institute of Technology, Series A, MBIA Insured, 6.00%, 07/01/15 .............................       4,161,720
   2,000,000     Jersey State College, Series D, MBIA Insured, 6.125%, 07/01/22 ...............................       2,063,380
   1,455,000     New Jersey Institute of Technology Revenue, Refunding, Series A, MBIA Insured, 6.00%, 07/01/24       1,497,748
   2,500,000     New Jersey Institute of Technology, Series 95-E, MBIA Insured, 5.375%, 07/01/25 ..............       2,413,475
   2,000,000     Princeton University, Series A, 5.875%, 07/01/18 .............................................       2,034,880
   2,760,000     Princeton University, Series C, 5.25%, 07/01/25...............................................       2,630,887
     500,000     Ramapo College, Series C, MBIA Insured, Pre-Refunded, 7.70%, 07/01/13 ........................         534,725
   3,000,000     Rider College, Series D, AMBAC Insured, 6.20%, 07/01/17 ......................................       3,143,280
   9,810,000     Rowan College, Series E, AMBAC Insured, 6.00%, 07/01/26 ......................................      10,134,809
     445,000     Seton Hall University Project, Series C, MBIA Insured, Pre-Refunded, 6.85%, 07/01/19 .........         475,701
     555,000     Seton Hall University Project, Series C, MBIA Insured, Refunding, 6.85%, 07/01/19 ............         599,178
   4,400,000     Seton Hall University Project, Series D, 7.00%, 07/01/21 .....................................       4,623,432
   1,765,000     Seton Hall University Project, Series E, Refunding, MBIA Insured, 5.60%, 07/01/16 ............       1,772,184
   4,780,000     Trenton State College, Series B, AMBAC Insured, 6.125%, 07/01/19 .............................       4,975,072
   7,845,000     Trenton State College, Series B, AMBAC Insured, 6.125%, 07/01/24 .............................       8,140,207
                New Jersey State Highway Authority, Garden State Parkway, Senior Parkway Revenue,
   5,000,000     6.20%, 01/01/10 ..............................................................................       5,477,950
   2,500,000     6.25%, 01/01/14 ..............................................................................       2,648,925
   2,900,000     6.00%, 01/01/16 ..............................................................................       2,978,909
   1,000,000     5.75%, 01/01/19 ..............................................................................       1,010,370
                New Jersey State Housing and Mortgage Finance Agency,
     600,000     Home Buyer Revenue, Series B, MBIA Insured, 7.90%, 10/01/22 ..................................         636,066
   3,510,000     Home Buyer Revenue, Series D, MBIA Insured, 7.70%, 10/01/29 ..................................       3,667,564
   5,000,000     Home Buyer Revenue, Series J, MBIA Insured, 6.20%, 10/01/25 ..................................       5,093,350
   4,000,000     Home Buyer Revenue, Series N, MBIA Insured, 6.35%, 10/01/27 ..................................       4,105,040
      40,000     Home Mortgage Purchase Revenue, Series A, MBIA Insured, 7.875%, 10/01/17 .....................          41,499
   2,200,000     MFHR, Montclarion Project, Series J, FHA Insured, 7.70%, 11/01/29 ............................       2,299,748
   5,000,000     MFHR, Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ....................................       5,110,100
  12,500,000     MFHR, Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ....................................      12,726,500
     450,000     MFHR, Regency Park Project, Series H, 7.70%, 11/01/30 ........................................         467,321
   6,000,000     Revenue, Home Buyer Revenue, Series S, MBIA Insured, 6.05%, 10/01/28 .........................       6,020,040
   5,000,000     Section 8, Refunding, Series 1, 6.70%, 11/01/28 ..............................................       5,275,750
  12,400,000     Section 8, Refunding, Series A, 6.95%, 11/01/13 ..............................................      13,053,728
   4,670,000     Wastewater Treatment Trust Revenue, Series B, Pre-Refunded, 7.00%, 07/01/11 ..................       5,210,366
   8,000,000    New Jersey State Sports and Expo. Authority, State Contract, Series A, MBIA Insured,
                 6.60%, 07/01/15 ..............................................................................       8,647,520
   6,800,000     Refunding, 6.25%, 07/01/20 ...................................................................       7,082,540
   1,000,000    North Bergen Township Municipal Utility Authority Sewer Revenue, FGIC Insured, Pre-Refunded,
                 7.625%, 12/15/19 .............................................................................       1,050,760
   2,000,000    Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Port Saipan Harbor
                 Improvement, Series A, 6.85%, 10/01/25 .......................................................       2,049,720
     100,000    Ocean Township Municipal Utilities Authority Revenue, Refunding, MBIA Insured, Pre-Refunded,
                 7.875%, 08/01/15 .............................................................................         107,561
                Passaic Valley Sewerage Commissioners, Sewer System, Series D, AMBAC Insured,
   7,400,000     5.80%, 12/01/18 ..............................................................................       7,472,668
   5,000,000     5.875%, 12/01/22 .............................................................................       5,056,700
   1,000,000    Pine Hill Borough School District, COP, Fiscal Funding of New Jersey, Inc., MBIA Insured,
                 Pre-Refunded, 7.60%, 12/30/09 ................................................................       1,023,180
$  1,000,000    Piscataway Township School District, COP, MBIA Insured, Pre-Refunded, 7.50%, 06/15/09 .........     $ 1,074,250
                Port Authority of New York and New Jersey,
   2,500,000     Consolidated 67th Series, 6.875%, 01/01/25 ...................................................       2,656,350
     750,000     Consolidated 67th Series, AMBAC Insured, 6.875%, 01/01/25 ....................................         793,853
   2,500,000     Consolidated 71st Series, 6.50%, 01/15/26 ....................................................       2,605,075
  12,000,000     Consolidated 72nd Series, Pre-Refunded, 7.35%, 10/01/27 ......................................      13,730,160
   1,000,000     Consolidated 74th Series, 6.75%, 08/01/26 ....................................................       1,065,800
   1,125,000     Consolidated 84th Series, 6.00%, 01/15/28 ....................................................       1,138,230
   2,000,000     Consolidated 94th Series, 6.00%, 12/01/16 ....................................................       2,057,700
   5,000,000     Consolidated 94th Series, 6.00%, 06/01/17 ....................................................       5,125,400
   5,000,000     Consolidated 102nd Series, MBIA Insured, 5.75%, 10/15/23 .....................................       5,039,450
   5,000,000     Delta Airlines, Inc., Special Project, Series 1R, 6.95%, 06/01/08 ............................       5,407,900
   2,500,000     Special Obligation Revenue, 4th Installment, Special Project, 6.75%, 10/01/11.................       2,603,800
   6,500,000    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, Pre-Refunded,
                 7.90%, 07/01/07 ..............................................................................       6,981,195
   5,000,000    Puerto Rico Commonwealth GO, 6.45%, 07/01/17 ..................................................       5,380,050
                Puerto Rico Commonwealth Highway Authority Revenue, Pre-Refunded,
     275,000     Series P, 8.125%, 07/01/13 ...................................................................         295,963
   8,000,000     Series Q, 8.00%, 07/01/18 ....................................................................       9,072,080
   2,360,000     Series R, 7.25%, 07/01/02 ....................................................................       2,618,042
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
     350,000     7.90%, 07/01/07 ..............................................................................         371,581
   5,500,000     7.75%, 07/01/08 ..............................................................................       5,828,680
     250,000     7.50%, 07/01/09 ..............................................................................         264,148
   1,000,000    Puerto Rico Commonwealth Urban Renewal and Housing Corp., Commonwealth Appropriation,
                 Refunding, 7.875%, 10/01/04 ..................................................................       1,091,220
                Puerto Rico Electric Power Authority Revenue,
   2,355,000     Refunding, Series N, 7.125%, 07/01/14 ........................................................       2,512,361
   4,500,000     Refunding, Series U, 6.00%, 07/01/14 .........................................................       4,648,680
  11,535,000     Series T, 6.00%, 07/01/16 ....................................................................      11,764,662
   2,000,000     Series X, 6.00%, 07/01/15.....................................................................       2,046,140
   5,000,000     Series X, 6.125%, 07/01/21 ...................................................................       5,124,350
                Puerto Rico HFC,
   5,000,000     MFMR, Portfolio A, Series I, 7.50%, 04/01/22 .................................................       5,269,000
     255,000     SFMR, Portfolio No. 1, Series A, GNMA Secured, 7.80%, 10/15/21 ...............................         264,922
   1,215,000     SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...............................       1,279,735
     125,000    Puerto Rico HFC Revenue, FHA Mortgage Insured, Sixth Portfolio, Section 8, Pre-Refunded,
                 7.75%, 12/01/26 ..............................................................................         150,044
   2,000,000    Puerto Rico Industrial, Medical and Environmental Facilities, PCFA, Baxter Travenol Labs, Series A,
                 8.00%, 09/01/12 ..............................................................................       2,156,760
     100,000    Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 ..........................         106,999
   4,250,000    Rutgers State University, Series A, 6.50%, 05/01/18 ...........................................       4,505,935
                Salem County IPC, Financing Authority Revenue, Refunding, Public Services, Electric and Gas Co.,
   9,050,000     Series A, MBIA Insured, 5.70%, 05/01/28.......................................................       8,970,994
   5,000,000     Series D, MBIA Insured, 6.55%, 10/01/29 ......................................................       5,446,150
   1,950,000    Sayreville HDC, Mortgage Revenue, Refunding, Lakeview, Section 8, FHA Insured, 7.75%, 08/01/24        1,994,246
   1,000,000    Stony Brook Regional Sewerage Authority Revenue, Series 1989-A, Pre-Refunded, 7.40%, 12/01/09 .       1,101,100
     100,000    Sussex County Municipal Utilities Authority, Solid Waste Revenue, Series A, MBIA Insured,
                 Pre-Refunded, 7.875%, 12/01/13 ...............................................................         108,658
                University of Medicine and Dentistry Revenue, Series C, Pre-Refunded, 7.20%
     750,000     12/01/09 .....................................................................................         820,958
     725,000     12/01/19 .....................................................................................         793,592
$  1,200,000    Warren Hills Regional School District COP, MBIA Insured, Pre-Refunded, 7.375%, 12/15/09 .......     $ 1,285,872
     100,000    Winslow Township GO, Camden County, Refunding, AMBAC Insured, Pre-Refunded, 7.80%, 07/01/18 ...         106,187
                                                                                                                   ------------
                Total Long Term Investments (Cost $548,087,616) ...............................................     577,981,965
                                                                                                                   ------------
               aShort Term Investments   0.2%
     600,000    New Jersey EDA, EDR, Dow Chemical, El Dorado Terminals, Series A, Refunding, Daily VRDN
                 and Put, 3.30%, 05/01/01 .....................................................................         600,000
     100,000    New Jersey EDA, EDR, El Dorado Terminals, Series B, Daily VRDN and Put, 3.30%, 05/01/03........         100,000
     200,000    New Jersey EDA, PCR, Refunding, Exxon Project, Daily VRDN and Put, 3.10%, 4/1/22...............         200,000
      50,000    New Jersey Sports and Exposition Authority, State Contract, Series C, MBIA Insured, Weekly VRDN
                 and Put, 3.10%, 09/01/24......................................................................          50,000
                                                                                                                   ------------
                     Total Short Term Investments (Cost $950,000) .............................................         950,000
                                                                                                                   ------------
                         Total Investments (Cost $549,037,616)  98.5% .........................................     578,931,965
                         Other Assets and Liabilities, Net  1.5%...............................................       8,854,500
                                                                                                                   ------------
                         Net Assets  100.0%....................................................................    $587,786,465
                                                                                                                   ------------



                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $ 549,037,616 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost.................................................................    $ 30,104,744
                Aggregate gross unrealized depreciation for all investments in which there was an
                 excess tax cost over value....................................................................        (210,395)
                                                                                                                   ------------
                Net unrealized appreciation....................................................................    $ 29,894,349
                                                                                                                   ============



PORTFOLIO ABBREVIATIONS:

AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
EDA      - Economic Development Authority
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFC      - Housing Finance Corp.
IPC      - Industrial Pollution Control
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST
-------------------------------------------------------------------------------
Statement of Investments in Securities and Net Assets, February 28, 1997

    Face                                                                                                               Value
   Amount      Franklin Oregon Tax-Free Income Fund                                                                  (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
               Long Term Investments   98.4%
$    750,000   Albany Sewer Revenue, Series A, Pre-Refunded, 7.00%, 02/01/12 ..................................       $ 820,635
   1,000,000   Albany Water Revenue, Second Lien, Pre-Refunded, 7.25%, 08/01/09 ...............................       1,072,590
   2,000,000   Bay Area Health District Hospital Facility Authority, Health Facilities Revenue, Evergreen Court
                Project, 7.25%, 10/01/14 ......................................................................       2,137,540
               Bear Creek Valley Sanitary Authority GO,
     100,000    7.30%, 06/01/05 ...............................................................................         104,298
     105,000    7.35%, 06/01/06 ...............................................................................         109,576
      50,000    7.70%, 05/01/07 ...............................................................................          50,755
     115,000    7.40%, 06/01/07 ...............................................................................         120,137
     125,000    7.40%, 06/01/08 ...............................................................................         130,584
   1,125,000   Benton County, Oregon Hospital Facilities Authority, Good Samaritan Hospital, Corvallis,
                6.25%, 10/01/09 ...............................................................................       1,161,169
   1,000,000   Central Lincoln Utility District Electric Revenue, Pre-Refunded, 6.75%, 01/01/11 ...............       1,083,590
   1,000,000   Chemeketa Community College District, FGIC Insured, 5.80%, 06/01/12 ............................       1,032,370
               City of Bend, Urban Renewal Agency Tax Revenue, Series A,
     600,000    6.85%, 09/01/06  ..............................................................................         612,792
     750,000    7.00%, 09/01/11 ...............................................................................         766,403
   4,000,000   City of Oregon, Sewer Revenue, 6.875%, 10/01/19 ................................................       4,131,640
   4,945,000   Clackamas County, Health Facilities Authority Hospital Revenue, Refunding, Adventist Health,
                Series A, MBIA Insured, 6.35%, 03/01/09 .......................................................       5,309,249
               Clackamas County, Hospital Facilities Authority Revenue,
   1,250,000    Elderly Housing, 7.00%, 11/15/11 ..............................................................       1,343,738
   2,990,000    GNMA Secured, Jennings Lodge Project, 7.50%, 10/20/31 .........................................       3,234,851
   1,635,000    Kaiser Permanente, Series A, 6.50%, 04/01/11 ..................................................       1,726,805
   4,950,000    Kaiser Permanente, Series A, 6.25%, 04/01/21 ..................................................       5,226,111
   2,250,000    Refunding, Gross Willamette Falls, 5.75%, 04/01/15 ............................................       2,200,455
     110,000    Sisters of Providence Project, 8.125%, 10/01/07 ...............................................         113,919
   4,000,000   Clackamas County USD No. 115, AMBAC Insured, 6.15%, 06/01/14 ...................................       4,254,440
   1,000,000   Clackamas Oregon Community College District, MBIA Insured, 5.80%, 06/01/26 .....................       1,012,730
   1,125,000   Clairmont Water District Revenue, 6.50%, 02/01/12  .............................................       1,161,585
      50,000   Coos Bay Waste Water GO, MBIA Insured, Pre-Refunded, 7.50%, 09/01/06 ...........................          51,010
   3,000,000   Deschutes County Hospital Facilities Authority, Hospital Revenue, St. Charles Medical Center,
                6.00%, 01/01/13 ...............................................................................       3,117,000
   1,950,000   Douglas County, Hospital Facilities Authority Revenue, Catholic Health Facilities, Series B,
                MBIA Insured, 6.00%, 11/15/15 .................................................................       2,044,712
     500,000   Emerald People's Utility District, Electric System Revenue, Refunding, AMBAC Insured, Series B,
                Pre-Refunded, 7.30%, 11/01/11 .................................................................         540,485
               Eugene Electric Utility System Revenue,
   1,145,000    6.65%, 08/01/08 ...............................................................................       1,219,734
     615,000    6.65%, 08/01/09 ...............................................................................         652,644
     655,000    6.65%, 08/01/10 ...............................................................................         692,453
     700,000    6.70%, 08/01/11 ...............................................................................         737,170
   3,000,000    5.75%, 08/01/16 ...............................................................................       3,041,130
   1,000,000   Eugene Public Safety Facilities, FGIC Insured, 5.70%, 06/01/16 .................................       1,019,310
     840,000   Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 09/01/09 ..............................         841,016
      70,000   Florence Improvement GO, Lane County, Pre-Refunded, 8.50%, 10/01/07 ............................          71,942
               Guam Airport Authority Revenue, Series B,
     750,000    6.60%, 10/01/10 ...............................................................................         779,768
   1,900,000    6.70%, 10/01/23 ...............................................................................       1,968,685
     825,000   Guam Power Authority Revenue, Series A, 6.30%, 10/01/12 ........................................         844,363
   1,000,000   Hermiston GO, AMBAC Insured, 6.00%, 08/01/15 ...................................................       1,047,960
     205,000   Hillsboro Hospital Facility Authority Revenue, Refunding, 5.75%, 10/01/12 ......................         200,863
               Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
$  1,500,000    7.00%, 06/01/02 ...............................................................................     $ 1,605,960
   2,310,000    7.25%, 06/01/06 ...............................................................................       2,477,360
   1,000,000   Lane County COP, Fairground Project, 7.00%, 08/01/04 ...........................................       1,049,360
  11,575,000   Lane County PCR, Refunding, Weyerhaeuser Co. Project, 6.50%, 07/01/09 ..........................      12,479,123
   2,425,000   Lebanon Wastewater Revenue, Refunding, 5.875%, 06/01/20 ........................................       2,360,350
   1,250,000   Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured, 7.50%, 10/20/25      1,384,238
   1,000,000   Marion County Union High School District No. 7J, 6.00%, 06/01/13 ...............................       1,060,130
   4,475,000   Medford Hospital Facilities Authority Revenue, Gross Rogue Valley Health Services, Insured,
                6.75%, 12/01/20 ...............................................................................       4,803,465
               Metropolitan Service District, Convention Center GO,
   4,865,000    Series A, 6.25%, 01/01/13 .....................................................................       5,100,855
     115,000    Unlimited Tax, Pre-Refunded, 7.60%, 12/01/10 ..................................................         118,443
      80,000    Unlimited Tax, Pre-Refunded, 7.65%, 12/01/11 ..................................................          82,424
      85,000    Unlimited Tax, Pre-Refunded, 7.65%, 12/01/12 ..................................................          87,576
   2,000,000    Waste Disposal System, Revenue Bonds, Pre-Refunded, 7.30%, 01/01/11 ...........................       2,198,780
     175,000   Multnomah County School District COP, Series A, Pre-Refunded, 6.90%, 08/01/09 ..................         182,714
   3,500,000   Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Port Saipan Harbor
                Improvement, Series A, 6.85%, 10/01/25 ........................................................       3,587,010
               Oak Lodge Water District GO, AMBAC Insured,
     215,000    7.40%, 12/01/08 ...............................................................................         249,701
     215,000    7.50%, 12/01/09 ...............................................................................         249,568
   1,500,000   Ontario Hospital Facility Authority-Catholic Health Corp., Facilities Revenue, Dominican Sisters
                of Ontario, Inc., Holy Rosary Hospital Project, 6.10%, 11/15/17................................       1,534,920
   1,610,000   Oregon State Bond Bank Revenue, EDR, Series B, Pre-Refunded, 6.80%, 01/01/11 ..........1,719,770
               Oregon State Department of Administrative Services, COP, MBIA Insured,
     700,000    Series A, 5.50%, 11/01/20 .....................................................................         693,539
     560,000    Series B, 5.625%, 11/01/20 ....................................................................         562,402
   2,000,000    Series C, 5.75%, 05/01/17......................................................................       2,027,460
               Oregon State Department of General Services, COP,
     750,000    Real Property Financing Program, Series A, AMBAC Insured, Pre-Refunded, 7.50%, 09/01/15........         842,513
   4,110,000    Real Property Financing Program, Series A, MBIA Insured, Pre-Refunded, 7.20%, 01/15/15 ........       4,511,835
   1,000,000    Refunding, Series D, MBIA Insured, 5.80%, 03/01/15 ............................................       1,011,560
     150,000    Series B, MBIA Insured, Pre-Refunded, 7.20%, 01/15/15 .........................................         164,666
   3,150,000    Series F, AMBAC Insured, Pre-Refunded, 7.50%, 09/01/15 ........................................       3,538,553
     750,000    Series G, AMBAC Insured, 6.25%, 09/01/15 ......................................................         789,173
  18,500,000   Oregon State EDR, Georgia-Pacific Corp., Series CLVII, 6.35%, 08/01/25 .........................      18,825,415
               Oregon State Elderly and Disabled Housing Authority,
   1,000,000    Series A, 6.00%, 08/01/15 .....................................................................       1,027,190
     500,000    Series A, 6.00%, 08/01/21 .....................................................................         509,650
   1,470,000    Series B, 6.10%, 08/01/17 .....................................................................       1,512,248
   2,100,000    Series B, 6.25%, 08/01/23 .....................................................................       2,222,220
   2,155,000    Series B, 6.375%, 08/01/24 ....................................................................       2,248,333
   6,000,000    Series C, 6.50%, 08/01/22 .....................................................................       6,516,180
     635,000   Oregon State Elderly Housing GO, Series A, 7.125%, 08/01/30 ....................................         681,558
               Oregon State GO, Board of Higher Education,
     750,000    6.50%, 10/01/17 ...............................................................................         802,065
      60,000    Series A, Pre-Refunded, 8.125%, 10/01/17 ......................................................          61,556
     300,000    Series A, Pre-Refunded, 7.50%, 05/01/18 .......................................................         312,930
     400,000   Oregon State GO, Department of Energy, Series B, 6.80%, 01/01/17 ...............................         415,888
               Oregon State GO, Department of Transportation Revenue, Regional Light Rail, Federal Westside
                Project, MBIA Insured,
   2,000,000    6.10%, 06/01/07 ...............................................................................       2,180,460
   2,500,000    6.20%, 06/01/08 ...............................................................................       2,719,850
   1,750,000    6.25%, 06/01/09 ...............................................................................       1,909,163
$  1,000,000   Oregon State GO, Series B, 6.875%, 12/01/13 ....................................................     $ 1,065,710
   4,830,000   Oregon State HFA, SFMR Program, Series A, 7.20%, 07/01/15 ......................................       5,091,738
   1,445,000   Oregon State Higher Education GO, Series C, Pre-Refunded, 7.25%, 10/15/18 ......................       1,523,261
               Oregon State Housing and Community Service Department, Finance Housing Revenue,
   6,710,000    Multi-Unit, Series A, 6.80%, 07/01/13 .........................................................       7,031,275
     910,000    Multi-Unit, Series A, 6.15%, 07/01/21 .........................................................         923,241
     180,000    Multi-Unit, Series C, 6.85%, 07/01/22 .........................................................         188,123
     850,000    SFM, Series A, 5.75%, 07/01/12 ................................................................         864,527
   3,190,000    SFM, Series A, 6.35%, 07/01/14 ................................................................       3,303,022
   1,470,000    SFM, Series A, 6.40%, 07/01/18 ................................................................       1,506,089
   3,100,000    SFM, Series A, 6.45%, 07/01/26 ................................................................       3,201,029
  12,000,000    SFM, Series B, 6.875%, 07/01/28 ...............................................................      12,635,160
   2,500,000    SFM, Series C, 6.20%, 07/01/15 ................................................................       2,543,575
   1,200,000    SFM, Series C, 6.40%, 07/01/26 ................................................................       1,234,548
   1,750,000    SFM, Series D, 6.80%, 07/01/27 ................................................................       1,825,355
     260,000    SFM, Series E, 7.00%, 07/01/09 ................................................................         274,716
     800,000    SFM, Series E, 5.80%, 07/01/16 ................................................................         784,448
   2,830,000    SFM, Series E, 6.75%, 07/01/16 ................................................................       2,947,530
   1,025,000    SFM, Series E, 7.15%, 07/01/25 ................................................................       1,089,309
   2,680,000    SFM, Series F, 7.00%, 07/01/22 ................................................................       2,797,518
     645,000    SFM, Series G, 6.80%, 07/01/22 ................................................................         678,656
               Oregon State Housing, Educational and Cultural Facility Authority,
  10,500,000    Lewis and Clark College Project, Series A, 6.125%,10/01/24 ....................................      10,974,810
   2,100,000    Lewis and Clark College Project, Series A, MBIA Insured, Pre-Refunded, 7.125%, 07/01/20........       2,325,015
     700,000    Reed College Project, Pre-Refunded, 6.75%, 07/01/11 ...........................................         775,649
   1,250,000    Reed College Project, Series A, Pre-Refunded, 6.75%, 07/01/21 .................................       1,387,700
               Oregon State Veteran's Welfare GO,
   2,500,000    Series 73-A, 7.00%, 12/01/11 ..................................................................       2,662,925
     875,000    Series 75, 5.85%, 10/01/15 ....................................................................         902,799
     500,000    Series 75, 5.875%, 10/01/18 ...................................................................         512,840
   3,050,000    Series 75, 6.00%, 04/01/27 ....................................................................       3,143,727
     750,000   Port of Astoria, GO, MBIA Insured, Pre-Refunded, 6.60%, 09/01/11 ...............................         821,333
   2,200,000   Port of Morrow PCR, Idaho Power Co., Boardman Project, 7.25%, 08/01/08 .........................       2,225,432
     500,000   Port of Morrow Revenue, Refunding, Pre-Refunded, 8.00%, 12/01/11 ...............................         534,530
   4,000,000   Port of Portland Special Obligation Revenue, Delta Airlines, Inc. Project, 6.20%, 09/01/22 .....       4,047,640
   1,500,000   Port of St. Helens PCR, Refunding, Boise Cascade Corp. Project, 7.375%, 11/01/04 ...............       1,549,680
     320,000   Port of Umpqua PCR, International Paper Co. Project, Series A, 6.60%, 03/15/05..................         326,531
   2,000,000   Portland COP, Refunding, PBA, Series A, Pre-Refunded, 7.25%, 04/01/08 ..........................       2,125,900
      85,000   Portland EDR, Public Broadcasting, Series A, 7.20%, 06/01/09 ...................................          85,410
               Portland Hospital Facilities Authority Hospital Revenue, Refunding, Legacy Health System,
                AMBAC Insured, 6.70%, 05/01/21,
  10,500,000    Series A ......................................................................................      11,394,285
  10,475,000    Series B ......................................................................................      11,367,156
   1,000,000   Portland Housing Authority Revenue, 7.10%, 07/01/15 ............................................       1,056,910
     635,000   Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 ..............         635,565
               Portland International Airport,
   1,500,000    Series 7-A, MBIA Insured, 6.75%, 07/01/09 .....................................................       1,625,640
     200,000    Series 7-B, MBIA Insured, 7.10%, 07/01/21......................................................         219,702
   2,800,000    Series 7-B, MBIA Insured, Pre-Refunded, 7.10%, 07/01/21 .......................................       3,360,924
     300,000    Series 10, FGIC Insured, 5.75%, 07/01/25 ......................................................         299,139
   2,825,000   Portland, Oregon, Airport Way-Urban Renewal and Redevelopment Tax Increment, Sub-Series B-3,
                FGIC Insured, Pre-Refunded, 7.60%, 06/01/10 ...................................................       3,099,308
     170,000   Portland Parking Revenue, Pre-Refunded, 8.625%, 10/01/12 .......................................         178,169
               Portland Sewer System Revenue,
$  5,000,000    Pre-Refunded, 7.125%, 03/01/10 ................................................................     $ 5,167,200
  14,100,000    Series A, 6.25%, 06/01/15 .....................................................................      14,852,658
     950,000    Series A, FGIC Insured, 6.00%, 10/01/12 .......................................................         998,232
               Portland Urban Renewal and Redevelopment, Downtown Waterfront,
   5,555,000    Refunding, Series A, 6.40%, 06/01/08 ..........................................................       5,948,572
     125,000    Series H, Pre-Refunded, 8.25%, 12/01/07 .......................................................         129,283
      75,000   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
                Pre-Refunded, 9.00%, 07/01/09 .................................................................          95,211
   1,000,000   Puerto Rico Commonwealth GO, 6.45%, 07/01/17 ...................................................       1,076,010
   4,000,000   Puerto Rico Commonwealth Highway Authority Revenue, Series Q, Pre-Refunded, 8.00%, 07/01/18.....       4,536,040
      20,000   Puerto Rico Commonwealth IDC, General Purpose Revenue, 8.00%, 01/01/03 .........................          20,099
   2,400,000   Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
                7.75%, 07/01/08 ...............................................................................       2,543,424
               Puerto Rico Commonwealth Public Improvement GO, Series A, Pre-Refunded, 7.75%,
     250,000    07/01/06 ......................................................................................         268,030
     280,000    07/01/13 ......................................................................................         300,194
               Puerto Rico Electric Power Authority Revenue,
     190,000    Refunding, Series L, Pre-Refunded, 8.40%, 07/01/15 ............................................         196,787
     600,000    Refunding, Series M, Pre-Refunded, 8.00%, 07/01/08 ............................................         644,778
   1,500,000    Refunding, Series X, 5.50%, 07/01/25 ..........................................................       1,429,635
   1,065,000    Series O, 7.125%, 07/01/14 ....................................................................       1,138,592
     935,000    Series O, Pre-Refunded, 7.125%, 07/01/14 ......................................................       1,012,988
   2,070,000    Series R, Pre-Refunded, 6.25%, 07/01/17 .......................................................       2,158,534
   2,500,000    Series X, 6.00%, 07/01/15 .....................................................................       2,557,675
                Puerto Rico HFC,
      70,000     SFMR, Portfolio No. 1, Series A, GNMA Secured, 7.80%, 10/15/21 ...............................          72,724
     545,000     SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...............................         574,038
     395,000   Puerto Rico HFC, FHA Mortgage Insured, Sixth Portfolio, Section 8, Pre-Refunded, 7.75%, 12/01/26         474,138
     500,000   Puerto Rico Housing Bank and Finance Agency, SFMR, Homeownership, Fifth Portfolio,
                Pre-Refunded, 7.50%, 12/01/15 .................................................................         547,845
     205,000   Puerto Rico Municipal Finance Agency, Series A, 8.25%, 07/01/08 ................................         219,348
               Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Refunding,
      90,000    Series G, Pre-Refunded, 7.875%, 07/01/07 ......................................................          93,095
   2,500,000    Series M, 5.75%, 07/01/15......................................................................       2,480,200
   1,100,000   Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 01/01/22 .................       1,122,275
      50,000   Redmond Improvement GO, Pre-Refunded, 7.80%, 05/01/17 ..........................................          50,337
               Roseburg Urban Sanitary Authority, Improvement GO, Unlimited Tax, Douglas County,
      60,000    7.40%, 01/01/06  ..............................................................................          62,377
     230,000    7.50%, 01/01/08 ...............................................................................         239,913
   1,000,000   Salem Educational Facilities Revenue, Refunding, Williamette University, 6.10%, 04/01/14 .......       1,027,260
   1,250,000   Salem GO, Series A, 5.875%, 01/01/07 ...........................................................       1,296,538
               Salem-Keizer School District No. 24J, FGIC Insured, 6.00%,
   4,345,000    06/01/13 ......................................................................................       4,565,422
   4,395,000    06/01/14 ......................................................................................       4,601,741
   1,110,000   Taft-Nelscott-Delake Rural Fire Protection District, 6.00%, 06/01/16 ...........................       1,121,633
   2,765,000   Tillamook People Utilities District, 5.75%, 01/01/28 ...........................................       2,645,746
   1,235,000   Tri-County, Metro Transportation District, COP, 7.50%, 12/15/02 ................................       1,245,288
   2,500,000   Tri-County, Metro Transportation District, Light Rail Extended, Series A, 6.00%, 07/01/12  .....       2,605,000
   1,375,000   Umatilla County Hospital Facility Authority, Hospital Revenue, Refunding, Good Shepherd
                Community Hospital, 7.50%, 01/01/10 ...........................................................       1,396,766
   5,300,000   Umatilla County USD No. 16R, Pendletron Project, AMBAC Insured, 6.00%, 07/01/14 ................       5,558,375
   2,000,000   Wasco County Hospital Facility Authority Hospital Revenue, 7.375%, 07/01/00 ....................       2,082,680
$    100,000   Washington County Building GO, Pre-Refunded, 7.75%, 12/01/06 ...................................       $ 103,065
               Washington County Unified Sewer Agency Revenue,
      50,000    Pre-Refunded, 7.90%, 07/01/07 .................................................................          50,726
   2,700,000    Pre-Refunded, 7.00%, 11/01/09 .................................................................       2,898,423
   4,000,000    Refunding, Series A, 6.20%, 10/01/10 ..........................................................       4,278,520
   1,000,000    Refunding, Series A, AMBAC Insured, 6.125%, 10/01/12 ..........................................       1,059,810
   7,500,000    Subordinated Senior Lien, Series 1, AMBAC Insured, 6.125%, 10/01/12 ...........................       7,948,575
   1,000,000   Washington County USD No. 88J, 6.10%, 06/01/12 .................................................       1,063,030
               Western Lane Hospital District, Hospital Facilities Authority Revenue, Sister/St. Joseph Peace,
                Health and Hospital Services, MBIA Insured,
   4,400,000    5.875%, 08/01/12 ..............................................................................       4,568,696
   2,700,000    Pre-Refunded, 7.125%, 08/01/17.................................................................       2,940,624
   5,000,000   Yamhill County USD No. 29J, 6.10%, 06/01/11.....................................................       5,330,583
                                                                                                                   ------------
               Total Long Term Investments (Cost 362,911,890)..................................................     384,752,643
                                                                                                                   ------------
              aShort Term Investments  0.2%
     300,000   Medford Oregon Hospital Facilities Authority Revenue, Rogue Valley Health Services, Daily VRDN
                and Put, 3.60%, 10/01/16 ......................................................................         300,000
     400,000   Oregon State Health, Housing, Educational, and Cultural Facilities Authority, Weekly VRDN and Put,
                3.35%, 07/01/25 ...............................................................................         400,000
                                                                                                                   ------------
                     Total Short Term Investments (Cost $700,000) .............................................         700,000
                                                                                                                   ------------
                         Total Investments (Cost $363,611,890)  98.6% .........................................     385,452,643
                         Other Assets and Liabilities, Net  1.4%  .............................................       5,650,094
                                                                                                                   ------------
                         Net Assets  100.0% ...................................................................    $391,102,737
                                                                                                                   ============



               At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $363,611,890 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost .................................................................    $ 22,059,985
               Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value .................................................................        (219,232)
                                                                                                                   ------------
               Net unrealized appreciation ....................................................................    $ 21,840,753
                                                                                                                   ============



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFC      - Housing Finance Corp.
IDC      - Industrial Development Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
PBA      - Public Building Authority
PCR      - Pollution Control Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
USD      - Unified School District



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST
-------------------------------------------------------------------------------
Statement of Investments in Securities and Net Assets, February 28, 1997

    Face                                                                                                               Value
   Amount       Franklin Pennsylvania Tax-Free Income Fund                                                           (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
                Long Term Investments   98.2%
$  2,000,000    Abington Pennsylvania School District, FGIC Insured, 6.00%, 05/15/26 ..........................     $ 2,071,220
                Allegheny County Hospital Development Authority Revenue, Refunding,
  10,000,000     Allegheny General Hospital, Series A, MBIA Insured, 6.25%, 09/01/20 ..........................      10,437,700
   1,700,000     Allegheny Hospital, South Hills Health System, Series A, MBIA Insured, 5.875%, 05/01/26 ......       1,717,153
     500,000     Divine Providence Hospital, Series 1988-B, Pre-Refunded, 8.75%, 01/01/14......................         540,410
   2,000,000    Allegheny County IDA, Environmental Improvement Revenue, Refunding, 6.10%,01/15/18.............       2,016,600
   1,000,000    Allegheny County IDA, Presbyterian University Hospital, Kaufmann Medical Project, Refunding,
                 Series A, MBIA Insured, 6.80%, 03/01/15 ......................................................       1,076,290
   3,175,000    Allegheny County RDAR, Refunding, Home Improvement, Series A, 5.90%, 02/01/11 .................       3,196,622
                Allegheny County Residential Finance Authority,
   2,000,000     Ladies Grand Army Republic Health Facilities, Series G, FHA Secured, 6.35%, 10/01/36 .........       2,044,920
   3,820,000     Lemington Home, Series E, 7.125%, 02/01/27....................................................       3,970,432
   1,400,000     Series D, MFMR, FHA Secured, 7.50%, 06/01/33 .................................................       1,455,776
   1,350,000     Series H, SFMR, GNMA Secured, 8.00%, 06/01/17.................................................       1,394,091
   2,385,000     Series J, GNMA Secured, 7.50%, 06/01/17.......................................................       2,456,669
   2,250,000     Series K, GNMA Secured, 7.75%, 12/01/22 ......................................................       2,338,088
   1,390,000     Series M, SFMR, GNMA Secured, 7.90%, 06/01/11 ................................................       1,458,068
     810,000     Series T, SFMR, GNMA Secured, 6.95%, 05/01/17 ................................................         855,068
   5,000,000    Beaver County Hospital Authority Revenue, Refunding, Medical Center Beaver County, Inc.,
                 AMBAC Insured, 6.625%, 07/01/10 ..............................................................       5,425,050
                Beaver County IDA, PCR, Refunding, Ohio Edison/Pennsylvania Power Project, Series A,
   4,400,000     Beaver Co., 7.15%, 09/01/21 ..................................................................       4,665,760
   6,475,000     7.75%, 09/01/24 ..............................................................................       6,791,433
   8,000,000    Beaver County, Series A, MBIA Insured, 5.90%, 10/01/26 ........................................       8,175,520
   3,000,000    Bensalem TWP Refunding, FGIC Insured, 5.75%,12/01/16 ..........................................       3,051,270
   4,000,000    Berks County, IDA, PCR, Refunding, FGIC Insured, Pre-Refunded, 7.00%, 05/15/18 ................       4,568,840
   4,000,000    Bethlehem Area School District, MBIA Insured, 6.00%, 03/01/16 .................................       4,134,560
   2,500,000    Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co., 6.60%, 03/01/19 ...       2,644,175
   2,890,000    Burrell School District, FGIC Insured, 5.60%, 11/15/15.........................................       2,929,102
   2,000,000    Butler County IDA, PCR, Refunding, Witco Corp. Project, 5.85%, 12/01/23 .......................       2,014,740
                Cambria County Hospital Development Authority Revenue, Refunding and Improvement,
                 Conemaugh Valley Hospital, Series B, 07/01/18
   3,500,000     Connie Lee Insured, 6.375%....................................................................       3,652,215
   1,000,000     Pre-Refunded, 8.875% .........................................................................       1,083,090
   5,000,000    Cambria County IDA, PCR, Refunding, Pennsylvania Electric Company Project, MBIA Insured,
                 Series A, 5.80%, 11/01/20 ....................................................................       5,039,050
                Cambria County IDA, Resource Recovery Revenue, Cambria Cogen Project,
   4,000,000     Series F-1, 7.75%, 09/01/19 ..................................................................       4,090,520
   2,715,000     Series F-2, 7.75%, 09/01/19 ..................................................................       2,776,440
                Chartiers Valley Industrial and Commercial Development Authority Revenue, Refunding,
   4,295,000     First Mortgage, Asbury Place Project, 6.50%, 02/01/36 ........................................       4,402,547
   1,000,000     First Mortgage, United Methodist Health Center, Series A, Pre-Refunded, 9.25%, 12/01/08 ......       1,106,800
                Dauphin County General Authority Hospital Revenue, Refunding,
   4,500,000     Hapsco-Western Hospital Project, Series A, MBIA Insured, 6.50%, 07/01/12 .....................       4,810,950
   5,000,000     Hapsco-Western Hospital Project, Series B, MBIA Insured, 6.25%, 07/01/16 .....................       5,226,100
   1,000,000     Northeast Bradford School, 7.50%, 06/01/26 ...................................................       1,023,220
  10,800,000    Delaware County Authority Health Facility Revenue, Mercy Health Corporation Project,
                 6.00%, 12/15/26 ..............................................................................      10,535,508
   9,000,000    Delaware County Authority Healthcare Revenue, Mercy Health Corporation Southeastern,
                 Series B, 6.00%, 11/15/07 ....................................................................       9,256,680
   2,000,000    Delaware County Authority Revenue Bond 1990, Elwyn, Inc. Project, Pre-Refunded, 8.35%, 06/01/15       2,267,320
   5,000,000    Delaware County IDAR, PCR, Philadelphia Electric Co. Project, 7.375%, 04/01/21 ................       5,429,200
                Delaware County IDAR, Resources Recovery Project, Refunding, Series A,
$  1,000,000     7.90%, 12/01/05 ..............................................................................     $ 1,043,800
   6,000,000     8.10%, 12/01/13 ..............................................................................       6,265,620
     450,000    Delaware River Joint Toll Bridge System Commission Revenue, Pre-Refunded, 7.875%, 07/01/18.....         481,955
   7,350,000    Delaware River Port Authority, Pennsylvania and New Jersey Revenue, Series 1995, FGIC Insured,
                 5.50%, 01/01/26 ..............................................................................       7,193,372
   1,000,000    Delaware River Port Authority, Pennsylvania and New Jersey River Bridges Revenue, Refunding,
                 AMBAC Insured, 7.375%, 01/01/07 ..............................................................       1,070,660
     400,000    Dubois Hospital Authority Revenue, Refunding, Dubois Regional Medical Center Project,
                 Series 1987-A, Pre-Refunded, 8.75%, 07/01/11 .................................................         412,312
     250,000    Edinboro Municipal Authority Sewer Revenue, Guaranteed, Series 1987, Pre-Refunded,
                 8.25%, 08/01/07...............................................................................         254,720
   7,000,000    Erie County Hospital Authority Revenue, St. Vincent Health Center Project, Series A, AMBAC
                 Insured, 6.375%, 07/01/22 ....................................................................       7,377,300
   2,110,000    Erie County IDAR, Nursing Home-Sarah Reed Center Project, 8.625%, 07/01/14 ....................       2,226,282
   3,000,000    Erie Higher Educational Building Authority, Gannon University, Series A, Pre-Refunded,
                 8.50%, 06/01/15...............................................................................       3,330,660
   1,850,000    Erie Western Pennsylvania Port Authority GO, 8.625%, 06/15/10 .................................       2,052,538
     920,000    Erie Western Pennsylvania Port Authority General Revenue, 6.875%, 06/15/16 ....................         942,715
   6,000,000    Harrisburg Authority Revenue, MBIA Insured, Series I, 5.625%, 04/01/19 ........................       5,891,880
   4,000,000    Harrisburg Authority Water Revenue, FGIC Insured, Pre-Refunded, 7.00%, 07/15/15 ...............       4,408,320
                Jeannette County Health Service Authority Hospital Revenue, Jeannette District Memorial Hospital,
   4,000,000     Pre-Refunded, 8.625%, 01/01/18 ...............................................................       4,632,880
     785,000     Series A, 6.00%, 11/01/18 ....................................................................         774,622
   1,250,000    Jeannette County Municipal Authority Sewer Revenue, 7.00%, 07/01/17............................       1,331,625
   1,600,000    Lancaster County Hospital Authority Revenue, Refunding, Health Center, Masonic Homes Project,
                 AMBAC Insured, 5.00%, 11/15/20 ...............................................................       1,461,056
   1,000,000    Lancaster County Hospital Authority Revenue, Willow Valley Lakes Manor, Series B, Pre-Refunded,
                 9.00%, 06/01/12...............................................................................       1,060,990
   1,000,000    Lancaster County Solid Waste Management Authority, Resource Recovery System Revenue,
                 Series A, 8.50%, 12/15/10 ....................................................................       1,055,690
   5,595,000    Lawrence County IDA, PCR, Refunding, Ohio Edison/Pennsylvania Power Co., 7.15%, 03/01/17 ......       5,928,406
   2,500,000    Lebanon County, Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital Project,
                 Refunding, 6.00%, 11/15/18....................................................................       2,481,750
                Lehigh County General Purpose Authority Revenue,
   1,000,000     Exempt Facility, FGIC Insured, Pre-Refunded, 7.25%, 01/01/10 .................................       1,049,070
   3,000,000     Good Shepherd Rehabilitation Hospital, 7.50%, 11/15/21 .......................................       3,239,610
   1,000,000     Lehigh Valley Hospital, Inc., Series A, MBIA Insured, Refunding, 5.875%, 07/01/15.............       1,015,750
   5,800,000     Muhlenburg Hospital, Series A, 6.60%, 07/15/22 ...............................................       6,035,538
   1,400,000     Muhlenburg Hospital, Series A, Pre-Refunded, 8.00%, 07/15/01 .................................       1,541,988
   1,500,000     Muhlenburg Hospital, Series B, 8.00%, 07/15/01................................................       1,625,595
                Lehigh County IDA, PCR, Refunding, Pennsylvania Power & Light Co. Project,
   5,000,000     Series A, MBIA Insured, 6.40%, 11/01/21 ......................................................       5,290,400
   5,550,000     Series A, MBIA Insured, 6.15%, 08/01/29 ......................................................       5,778,993
  10,000,000     Series B, MBIA Insured, 6.40%, 09/01/29 ......................................................      10,635,500
   2,000,000    Lower Providence TWP, Pennsylvania Sewer Authority, Sewer Revenue, Guaranteed Refunding,
                 MBIA Insured, 5.25%, 05/01/14 ................................................................       1,957,800
                Luzerne County IDA, Exempt Facility Revenue Refunding, Pennsylvania Gas and Water Co. Project,
                 Series A,
   4,750,000     6.05%, 01/01/19...............................................................................       4,765,580
   5,000,000     AMBAC Insured, 7.00%, 12/01/17................................................................       5,620,400
   2,285,000    Meadville GO, Series A, AMBAC Insured, 5.25%, 10/01/25.........................................       2,168,442
                Montgomery County Higher Education and Health Authority Revenue,
$    500,000     Bryn Mawr Hospital Project, Pre-Refunded, 9.375%, 12/01/19 ...................................       $ 530,555
   2,375,000     Holy Redeemer Hospital, Series A, AMBAC Insured, 7.625%, 02/01/20 ............................       2,519,756
     610,000     Jeanes Health System Project, Series 1987, 7.625%, 07/01/17 ..................................         614,764
  10,000,000     Jeanes Health System Project, Series 1990, Pre-Refunded, 8.75%, 07/01/20 .....................      11,502,900
   1,315,000     Pottstown Memorial Medical Center Project, 7.35%, 11/15/05 ...................................       1,427,275
   5,500,000     St. Joseph's University, Pre-Refunded, 8.30%, 06/01/10 .......................................       6,235,845
   1,750,000     St. Joseph's University, Series 1990, Connie Lee Insured, 6.50%, 12/15/22.....................       1,855,928
                Montgomery County IDA, Retirement Community Revenue, Adult Community Total Services,
   2,600,000     Refunding, Series A, 5.875%, 11/15/22.........................................................       2,550,730
   3,000,000     Series B, 5.75%, 11/15/17.....................................................................       2,935,800
                Montgomery County IDAR,
   5,000,000     PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21.......................       5,384,900
   2,530,000     Refunding, PCR, Philadelphia Electric Co., Series A, 7.60%, 04/01/21 .........................       2,717,726
  10,000,000     Resources Recovery, 7.50%, 01/01/12 ..........................................................      10,736,800
     600,000    Moon Transportation Authority, Highway Improvement Revenue, Pre-Refunded, 9.50%, 02/01/16 .....         630,672
   1,000,000    Neshaminy School District GO, FGIC Insured, 7.00%, 02/15/14....................................       1,100,830
   7,000,000    New Castle Sanitation Authority Sewer Revenue, MBIA Insured, 5.70%, 06/01/27...................       6,939,450
   6,600,000    North Allegheny School District GO, AMBAC Insured, Pre-Refunded, 7.60%, 05/01/13 ..............       7,235,712
     600,000    Northeastern Pennsylvania Hospital Authority Revenue, Wilkes Barre General Hospital, Series B,
                 Pre-Refunded, 8.375%, 07/01/06 ...............................................................         621,084
                Northeastern Pennsylvania Hospital and Educational Authority Revenue, Refunding,
   1,000,000     Kings College Project, Series B, 6.00%, 07/15/11 .............................................         992,310
   1,000,000     Kings College Project, Series B, 6.00%, 07/15/18 .............................................         971,790
   5,000,000     Wilkes University, 6.125%, 10/01/11 ..........................................................       4,999,600
     400,000    Northeastern York County Sewer Authority Revenue, Series 1987, Pre-Refunded, 8.75%, 09/01/18 ..         410,084
   1,175,000    North Hampton Borough Municipal Authority, Water Revenue, Lehigh and North Hampton
                 Counties Project, AMBAC Insured, Pre-Refunded, 7.00%, 09/01/14................................       1,229,790
   6,100,000    North Hampton County IDA, PCR, Refunding, 6.10%, 07/15/21 .....................................       6,322,223
   5,000,000    Pennsylvania Convention Center Authority Revenue, Series A, Refunding, 6.60%, 09/01/09 ........       5,422,950
                Pennsylvania EDA,
   3,000,000     MacMillian L.P. Project, 7.60%, 12/01/20......................................................       3,371,250
   5,000,000     Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 .......................       5,266,400
                Pennsylvania HFA,
  10,000,000     Refunding, Rental Housing, FNMA Insured, 5.75%, 07/01/14 .....................................      10,111,000
   1,500,000     Refunding, SFMR, FHA/VA Mortgage Insured, 6.15%, 10/01/22 ....................................       1,512,390
   5,545,000     SFMR, Series 1987-K, 6.125%, 10/01/24 ........................................................       5,635,217
      50,000     SFMR, Series 1987-L, 7.125%, 04/01/14 ........................................................          51,547
     750,000     SFMR, Series 1987-P, 8.00%, 04/01/16 .........................................................         769,553
   4,885,000     SFMR, Series 1988-U, 7.80%, 10/01/20 .........................................................       5,160,319
   1,965,000     SFMR, Series 1989-W, 7.80%, 10/01/20 .........................................................       2,057,316
   2,870,000     SFMR, Series 1989-Y, 7.45%, 04/01/16 .........................................................       3,002,250
   3,900,000     SFMR, Series 1990-29, 7.375%, 10/01/16 .......................................................       4,135,599
   3,065,000     SFMR, Series 1991-30, 7.30%, 10/01/17 ........................................................       3,257,329
   4,510,000     SFMR, Series 1991-32, 7.15%, 04/01/15 ........................................................       4,751,691
   3,000,000     SFMR, Series 1992-34-A, 6.85%, 04/01/16 ......................................................       3,136,230
   6,000,000     SFMR, Series 1992-34-B, 7.00%, 04/01/24 ......................................................       6,253,680
                Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Lane Pool Program,
                 MBIA Insured, 5.625%,
   6,010,000     09/01/13 .....................................................................................       6,078,394
   2,870,000     09/01/14 .....................................................................................       2,902,661
   6,000,000    Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue, Philadelphia
                 Funding Project, FGIC Insured, Pre-Refunded, 7.00%, 06/15/14..................................       6,914,520
$ 12,565,000    Pennsylvania State Financial Authority Revenue, Refunding, 6.60%, 11/01/09 ....................    $ 13,499,082
                Pennsylvania State Higher Educational Facilities Authority Revenue,
   1,000,000     Allegheny College Project, Series B, 6.125%, 11/01/13 ........................................       1,012,950
   3,140,000     Allegheny College Project, Series B, 6.00%, 11/01/22 .........................................       3,111,269
   4,000,000     La Salle University, MBIA Insured, 5.625%, 05/01/17...........................................       4,004,560
   1,000,000     Lycoming College, Pre-Refunded, 8.375%, 10/01/18 .............................................       1,085,570
   1,000,000     Medical College of Pennsylvania, Series A, Pre-Refunded, 8.375%, 03/01/11 ....................       1,099,290
   3,135,000     Medical College of Pennsylvania, Series A, Pre-Refunded, 7.50%, 03/01/14 .....................       3,339,653
   3,040,000     Philadelphia College of Textiles and Science, 6.75%, 04/01/20 ................................       3,124,786
   1,955,000     Temple University, 7.375%, 10/01/06 ..........................................................       1,998,812
   4,505,000     Temple University, 7.40%, 10/01/10 ...........................................................       4,603,614
   1,000,000     Widner University, AMBAC Insured, Pre-Refunded, 7.625%, 10/01/13 .............................       1,057,010
                Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
  15,000,000     Refunding, Allegheny Delaware Valley, MBIA Insured, 5.875%, 11/15/21..........................      15,194,700
  10,000,000     University of Pennsylvania, Series A, Refunding, 5.75%, 01/01/22 .............................      10,055,000
   5,220,000    Pennsylvania State Higher Educational Facilities Authority Revenue, Drexel University, Refunding,
                 6.375%, 05/01/17..............................................................................       5,300,545
                Pennsylvania State Higher Educational Facilities Authority Revenue, State System of Higher Education,
   2,220,000     Series L, AMBAC Insured, 6.20%, 06/15/19 .....................................................       2,311,930
   3,000,000     Series N, MBIA Insured, 5.80%, 6/15/24 .......................................................       3,027,510
   4,250,000    Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 01/01/12 .....................       4,420,638
     890,000    Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement, Series B,
                 MBIA Insured, 8.00%, 11/01/09 ................................................................         933,396
                Pennsylvania State Turnpike Commission Revenue,
   1,000,000     Series C, FGIC Insured, Pre-Refunded, 7.625%, 12/01/17 .......................................       1,081,530
   1,900,000     Series K, Pre-Refunded, 7.50%, 12/01/19 ......................................................       2,096,954
   5,000,000    Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%, 6/15/25    5,133,850
                Philadelphia Gas Works Revenue,
     795,000     11th Series C, AMBAC Insured, Pre-Refunded, 7.25%, 01/01/10 ..................................         842,096
   1,000,000     12th Series, MBIA Insured, ETM, 7.00%, 05/15/20 ..............................................       1,144,850
   1,255,000     13th Series, Pre-Refunded, 7.70%, 06/15/11 ...................................................       1,432,946
   2,745,000     13th Series, Pre-Refunded, 7.70%, 06/15/11 ...................................................       3,140,006
  10,100,000     14th Series A, 6.375%, 07/01/26 ..............................................................      10,397,445
     205,000     AMBAC Insured, Pre-Refunded, 7.25%, 01/01/10..................................................         220,205
                Philadelphia Hospitals and Higher Educational Facilities Authority, Hospital Revenue,
   5,225,000     Albert Einstein Medical Center, 7.30%, 10/01/08 ..............................................       5,670,849
   7,755,000     Albert Einstein Medical Center, 7.625%, 04/01/11 .............................................       8,208,590
   2,465,000     Children's Hospital, Refunding, Series A, 5.00%, 02/15/21 ....................................       2,259,025
   1,000,000     Children's Seashore House, Series A, 7.00%, 08/15/17 .........................................       1,061,130
   2,600,000     Children's Seashore House, Series B, 7.00%, 08/15/22 .........................................       2,750,930
   2,500,000     Frankford Hospital, Series A, 6.00%, 06/01/14 ................................................       2,475,900
     100,000     Presbyterian Medical Center, AMBAC Insured, Pre-Refunded, 8.00%, 07/01/13 ....................         103,412
   2,750,000    Philadelphia Municipal Authority, Gas Works Lease Revenue, 7.625%, 05/01/14....................       2,908,400
                Philadelphia Municipal Authority Revenue, Refunding,
   1,360,000     FGIC Insured, Pre-Refunded, 7.80%, 04/01/18 ..................................................       1,495,551
   2,000,000     Lease, Series D, 6.30%, 07/15/17..............................................................       2,046,720
     300,000     Series 1987, Pre-Refunded, 7.875%, 07/15/17 ..................................................         310,674
   1,000,000    Philadelphia Parking Authority, Airport Revenue, Refunding, AMBAC Insured, 5.50%, 09/01/18 ....         983,900
                Philadelphia RDA, Home Improvement Loan Revenue, FHA Mortgage Insured,
     185,000     Series A, 7.375%, 06/01/03 ...................................................................         187,927
   1,000,000     Series B, 6.10%, 06/01/17.....................................................................       1,004,570
                Philadelphia RDA, Housing Revenue,
     290,000     Sub-Series 2-B, 8.625%, 08/01/26 .............................................................         293,657
     500,000     Sub-Series 3-B, 8.00%, 08/01/13 ..............................................................         531,875
$  5,000,000    Philadelphia School District, Series B, AMBAC Insured, 5.50%, 09/01/15  .......................     $ 4,937,150
                Philadelphia Water and Sewer Revenue,
   6,920,000     10th Series, ETM, 7.35%, 09/01/04 ............................................................       7,879,112
  11,000,000     16th Series, Pre-Refunded, 7.50%, 08/01/10 ...................................................      12,533,070
  10,000,000    Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 06/15/13 .........................       9,884,500
   1,700,000    Pittsburgh Urban RDA, Mortgage Revenue, Series D, 6.25%, 10/01/17 .............................       1,736,669
                Pittsburgh Urban RDA, SFMR,
     840,000     Series A, 7.15%, 10/10/27 ....................................................................         886,822
   2,410,000     Series B, GNMA Secured, 7.375%, 12/01/16 .....................................................       2,511,268
   1,250,000    Pittsburgh Water and Sewer Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%, 09/01/14 ...       1,474,375
                Pottstown Borough Authority, Pre-Refunded,
   4,000,000     Sewer Revenue, 7.70%, 11/01/21 ...............................................................       4,293,840
   1,000,000     Water Revenue, 7.80%, 08/01/10................................................................       1,026,560
   5,000,000    Rose Tree Media, Pennsylvania School District, FGIC Insured, 5.85%, 2/15/17....................       5,100,900
  18,205,000    Schuylkill County IDA, Resource Recovery Revenue, Refunding, Schuylkill Energy Resource, Inc.,
                 6.50%, 01/01/10 ..............................................................................      17,694,896
   1,500,000    Schuylkill County RDA, Lease Revenue, Series A, FGIC Insured, 7.125%, 06/01/13  ...............       1,663,425
     500,000    Scranton-Lackawanna Health and Welfare Authority, Health Facilities Revenue, Allied Services,
                 FHA Insured, Series C, Pre-Refunded, 8.125%, 01/15/28 ........................................         537,535
     750,000    Silver Spring Towership Authority, Sewer Revenue, FGIC Insured, 6.70%, 07/15/21 ...............         783,068
  10,000,000    South Fork Municipal Authority, Hospital Revenue, Conemaugh Valley Memorial
                 Hospital Project, Series A, MBIA Insured, 5.75%, 07/01/26 ....................................      10,007,300
   7,585,000    Southeastern Transportation Authority, Pennsylvania Supply Revenue, Series A, FGIC Insured,
                 5.75%, 03/01/20 ..............................................................................       7,648,411
                State Public School Building Authority, Pennsylvania School Revenue, Refunding,
   2,165,000     Cornell School District, Series B, MBIA Insured, 5.375%, 09/01/12  ...........................       2,154,846
   1,000,000     Shenandoah Valley School District, AMBAC, 7.375%, 09/15/10 ...................................       1,083,810
   1,975,000    Temple University, System of Higher Education, Pennsylvania Hospital Revenue, Series A,
                 FHA Insured, Pre-Refunded, 7.25%, 08/01/16 ...................................................       2,068,674
     100,000    Union County Higher Educational Facilities Financing Authority, University Revenue, Bucknell
                 University, MBIA Insured, Pre-Refunded, 7.75%, 04/01/07.......................................         100,305
   3,000,000    Union School District GO, AMBAC Insured, Pre-Refunded, 7.25%, 04/01/15.........................       3,110,820
     100,000    University of Pittsburgh Higher Education, University Capital Project, Series 1987-A, Pre-Refunded,
                 8.375%, 06/01/05 .............................................................................         103,132
   1,000,000    Warren County GO, MBIA Insured, Pre-Refunded, 7.20%, 07/01/16 Hospital, Series A, AMBAC
                 Insured, Pre-Refunded, 7.375%, 12/15/09 ......................................................       1,109,030
     100,000    Washington County Hospital Authority Revenue, Washington Hospital Project, Pre-Refunded,
                 9.50%, 07/01/17 ..............................................................................         102,881
   1,500,000    Westmoreland County IDAR, Refunding, Citizen's General Hospital Project, Series A, 8.25%, 07/01/13    1,540,170
   3,000,000    Wilkes Barre Area School District, GO, FGIC Insured, 6.375%, 04/01/15..........................       3,216,240
                York County Solid Waste and Refuse Authority, IDR, Resource Recovery Project, 8.20%, 12/01/14
     105,000     Series B .....................................................................................         110,852
     900,000     Series C .....................................................................................         950,151
                                                                                                                   ------------
                      Total Long Term Investments (Cost $623,879,339)..........................................     658,002,955
                                                                                                                   ------------
               aShort Term Investments
     200,000    Chester County, Pennsylvania Industrial Development Authority, Industrial Development Revenue,
                 Daily VRDN and Put, 3.450%, 08/01/01 .........................................................         200,000
                                                                                                                   ------------
                     Total Short-Term Investments (Cost $200,000) .............................................         200,000
                                                                                                                   ------------
                         Total Investments (Cost $624,079,339)  98.2% .........................................     658,202,955
                         Other Assets and Liabilities, Net  1.8% ..............................................      12,070,697
                                                                                                                   ------------
                         Net Assets  100.0% ...................................................................    $670,273,652
                                                                                                                   ============



                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $624,079,339 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ................................................................    $ 34,525,270
                Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ................................................................        (401,654)
                                                                                                                   ------------
                Net unrealized appreciation ...................................................................    $ 34,123,616
                                                                                                                   ============



PORTFOLIO ABBREVIATIONS:

AMBAC    - American Municipal Bond Assurance Corp.
EDA      - Economic Development Authority
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
IDA      - Industrial Development Authority/Agency
IDR      - Industrial Development Revenue
IDAR     - Industrial Development Authority Revenue
L.P.     - Limited Partnership
MBIA     - Municipal Bond Investors Assurance Corp.
MFMR     - Multi-Family Mortgage Revenue
PCR      - Pollution Control Revenue
RDA      - Redevelopment Agency
RDAR     - Redevelopment Agency Revenue
SFMR     - Single Family Mortgage Revenue
TWP      - Township
VA       - Veterans Administration



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST
--------------------------------------------------------------------------------
Statement of Investments in Securities and Net Assets, February 28, 1997

    Face                                                                                                               Value
   Amount       Franklin Puerto Rico Tax-Free Income Fund                                                            (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
                Long Term Investments   96.3%
                Guam Airport Authority Revenue, Series B,
$  1,675,000     6.60%, 10/01/10 ..............................................................................     $ 1,741,481
   5,800,000     6.70%, 10/01/23 ..............................................................................       6,009,670
                Guam Government GO, Series A,
   4,575,000     5.90%, 09/01/05 ..............................................................................       4,614,116
   1,085,000     6.00%, 09/01/06 ..............................................................................       1,094,266
   5,590,000    Guam Government Limited Obligation Highway, Refunding, Series A, 6.30%, 05/01/12 ..............       5,947,648
                Guam Power Authority Revenue, Series A,
   7,190,000     6.30%, 10/01/22 ..............................................................................       7,306,190
   2,680,000     6.75%, 10/01/24 ..............................................................................       2,818,610
   5,000,000    Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Port Saipan Harbor
                 Improvement, Series A, 6.85%, 10/01/25 .......................................................       5,124,300
   1,000,000    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Refunding,
                 5.00%, 07/01/19 ..............................................................................         913,310
                Puerto Rico Commonwealth GO,
     250,000     6.25%, 07/01/10 ..............................................................................         262,990
   3,905,000     6.40%, 07/01/11 ..............................................................................       4,190,143
   2,000,000     Refunding, MBIA Insured, 5.75%, 07/01/24  ....................................................       2,030,920
                Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
   8,000,000     6.00%, 07/01/22 ..............................................................................       8,137,280
   1,000,000     5.50%, 07/01/26 ..............................................................................         961,940
                Puerto Rico Commonwealth Highway Authority Revenue, Pre-Refunded,
      70,000     Refunding, Series N, 8.00%, 07/01/03 .........................................................          75,224
   3,925,000     Series P, 8.125%, 07/01/13 ...................................................................       4,224,203
     350,000     Series Q, 7.75%, 07/01/10 ....................................................................         394,804
   2,135,000    Puerto Rico Commonwealth IDC, General Purpose Revenue, 8.00%, 01/01/03 ........................       2,145,568
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
   3,000,000     7.90%, 07/01/07 ..............................................................................       3,184,980
   2,300,000     7.75%, 07/01/08 ..............................................................................       2,437,448
   2,600,000     7.50%, 07/01/09 ..............................................................................       2,747,134
   3,350,000    Puerto Rico Commonwealth Urban Renewal and Housing Corp., Commonwealth Appropriation,
                 Refunding, 7.875%, 10/01/04 ..................................................................       3,655,587
                Puerto Rico Electric Power Authority Revenue,
   1,000,000     Refunding, Series M, Pre-Refunded, 8.00%, 07/01/08 ...........................................       1,074,630
     700,000     Refunding, Series U, 6.00%, 07/01/14..........................................................         723,128
   1,525,000     Series O, 7.125%, 07/01/14 ...................................................................       1,630,378
     615,000     Series P, Pre-Refunded, 7.00%, 07/01/11 ......................................................         691,340
   1,000,000     Series P, Pre-Refunded, 7.00%, 07/01/21 ......................................................       1,124,130
  10,000,000     Series T, 6.375%, 07/01/24 ...................................................................      10,467,100
   7,225,000     Series X, 6.125%, 07/01/21 ...................................................................       7,404,686
                Puerto Rico HFC,
   1,750,000     MFHR, Portfolio A, Series I, 7.50%, 04/01/22 .................................................       1,844,150
   2,320,000     SFMR, Portfolio No. 1, Series C, GNMA Insured, 6.85%, 10/15/23 ...............................       2,440,315
                Puerto Rico HFC Revenue,
   2,060,000     FHA Mortgage Insured, Sixth Portfolio, Section 8, Pre-Refunded, 7.75%, 12/01/26 ..............       2,472,721
     420,000     MF, Portfolio A, Series I, 7.50%, 10/01/15 ...................................................         441,391
     375,000     MF, Series A, 8.25%, 06/01/11 ................................................................         379,425
                Puerto Rico Housing Bank and Finance Agency, SFMR, Homeownership,
   3,025,000     Affordable Housing Mortgage, First Portfolio, 6.25%, 04/01/29 ................................       3,090,522
     955,000     Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 ...............................................       1,046,384
                Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
$  4,010,000     Baxter Travenol Labs, Inc., Series A, 8.00%, 09/01/12 ........................................     $ 4,324,304
     900,000     PepsiCo, Inc. Project, 6.25%, 11/15/13 .......................................................         963,819
   2,000,000     Special Facilities, American Airlines, Series A, 6.45%, 12/01/25 .............................       2,100,960
                Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities,
                 Financing Authority,
   5,810,000     Hospital Revenue, Hospital Auxilio Mutuo Obligation Group, Series A, MBIA Insured,
                 6.25%, 07/01/24  .............................................................................       6,109,680
   5,000,000     Hospital Revenue, Mennonite General Hospital PJ, Series A, 6.50%, 07/01/26 ...................       5,055,300
   2,500,000     Hospital Revenue, Refunding, Dr. Pila Hospital Project, Series A, 6.125%, 08/01/25 ...........       2,588,325
     500,000     Hospital Revenue, Refunding, Dr. Pila Hospital Project, Series A, 6.25%, 08/01/32 ............         518,545
   6,550,000     Industrial Revenue, Guaynabo Municipal Government Center, Series A, 5.625%, 07/01/15 .........       6,243,591
   3,175,000     Industrial Revenue, Teachers Retirement System Revenue, Series B, 5.50%, 07/01/16 ............       3,206,718
   5,335,000     Industrial Revenue, Teachers Retirement System Revenue, Series B, 5.50%, 07/01/21 ............       5,365,783
                Puerto Rico Municipal Finance Agency, Series A,
   4,550,000     8.25%, 07/01/08 ..............................................................................       4,868,455
   2,000,000     6.50%, 07/01/19 ..............................................................................       2,136,680
                Puerto Rico PBA, Guaranteed Government Facilities, Series A, AMBAC Insured,
   1,000,000     5.50%, 07/01/21...............................................................................         999,910
   1,000,000     5.75%, 07/01/22 ..............................................................................       1,019,400
                Puerto Rico Port Authority Revenue,
   1,250,000     Series D, FGIC Insured, 6.00%, 07/01/21.......................................................       1,271,713
   5,655,000     Special Facilities, American Airlines, Series A, 6.30%, 06/01/23 .............................       5,785,461
   1,900,000     Special Facilities, American Airlines, Series A, 6.25%, 06/01/26 .............................       1,947,576
                Puerto Rico Telephone Authority Revenue, Refunding,
   6,450,000     Series L, 6.125%, 01/01/22 ...................................................................       6,580,613
     500,000     Series N, 5.50%, 01/01/13  ...................................................................         496,825
   1,885,000     Series N, 5.50%, 01/01/22  ...................................................................       1,832,635
                University of Puerto Rico Revenue, Series M, MBIA Insured,
   4,000,000     5.50%, 06/01/15 ..............................................................................       4,024,520
   5,750,000     5.25%, 06/01/25 ..............................................................................       5,568,588
                Virgin Islands HFA, SFR, Refunding, Series A, GNMA Insured,
     950,000     6.45%, 03/01/16 ..............................................................................         971,736
   2,250,000     6.50%, 03/01/25 ..............................................................................       2,309,783
   5,600,000    Virgin Islands Water and Power Authority, Electric System Revenue, Series A, 7.40%, 07/01/11 ..       5,998,323
                                                                                                                   ------------
                     Total Long Term Investments (Cost $178,301,629) ..........................................     187,137,355
                                                                                                                   ------------
               aShort Term Investments   0.8%
   1,500,000    Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                 2.95%, 12/01/15 (Cost $1,500,000) ............................................................       1,500,000
                                                                                                                   ------------
                       Total Investments (Cost $179,801,629)  97.1% ...........................................     188,637,355
                       Other Assets and Liabilities, Net  2.9% ................................................       5,567,083
                                                                                                                   ------------
                       Net Assets  100.0% .....................................................................    $194,204,438
                                                                                                                   ============



                At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $179,801,629 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ................................................................     $ 8,871,120
                Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ................................................................         (35,394)
                                                                                                                   ------------
                Net unrealized appreciation ...................................................................     $ 8,835,726
                                                                                                                   ============



PORTFOLIO ABBREVIATIONS:

AMBAC    - American Municipal Bond Assurance Corp.
FGIC     - Federal Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFC      - Housing Finance Corp.
IDC      - Industrial Development Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi Family
MFHR     - Multi Family Housing Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
SFMR     - Single Family Mortgage Revenue
SFR      - Single Family Revenue



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST
--------------------------------------------------------------------------------
Statement of Investments in Securities and Net Assets, February 28, 1997

    Face                                                                                                               Value
   Amount      Franklin Federal Intermediate-Term Tax-Free Income Fund                                               (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
               Long Term Investments  96.7%
               Alabama  1.0%
$ 1,000,000    Morgan County, Decatur Health Care Authority, Hospital Revenue, Refunding, Connie Lee Insured,
                5.80%, 03/01/04 ...............................................................................     $ 1,044,890
                                                                                                                   ------------
               Alaska  0.7%
    480,000    Alaska State HFC, Collateral, First Series, Veteran's Mortgage Program, 5.80%, 06/01/04 ........         498,610
    200,000    Anchorage Parking Authority Lease Revenue, Refunding, 5th Avenue Garage Project, 6.50%, 12/01/02         212,838
                                                                                                                   ------------
                                                                                                                        711,448
                                                                                                                   ------------
               Arizona  3.2%
  2,000,000    Maricopa County COP, 5.625%, 06/01/00 ..........................................................       2,044,560
  1,000,000    Maricopa County School District No. 40, Glendale Improvement, 6.10%, 07/01/08 ..................       1,049,320
    200,000    Mohave County IDA, Hospital Systems Revenue, Refunding, Medical Environments, Inc.,
                Phoenix Hospital and Medical Center, ETM, 6.00%, 07/01/00 .....................................         211,040
     60,000    Phoenix HFC, Mortgage Revenue, Refunding, MBIA Insured, Project A, 6.00%, 07/01/02 .............          62,230
                                                                                                                   ------------
                                                                                                                      3,367,150
                                                                                                                   ------------
               California  14.5%
    100,000    ABAG Finance Corp., COP, Association XXVI, Series B, 6.30%, 10/01/02 ...........................         104,765
  3,000,000    Bakersfield Public Financing Authority Revenue, Refunding, Series A, 5.80%, 09/15/05 ...........       3,098,490
  1,500,000    California Educational Facilities Authority Revenue, Pooled College and University Financing,
                Refunding, Series B, 5.90%, 06/01/03 ..........................................................       1,561,665
               California Statewide CDA Revenue, COP, Refunding, Health Facilities, Barton Memorial Hospital,
                Series B,
    200,000     5.70%, 12/01/00 ...............................................................................         206,400
    300,000     6.40%, 12/01/05 ...............................................................................         318,117
  1,000,000    California Statewide Community Development Corp., COP, Pacific Homes, Series A, 5.90%, 04/01/09        1,025,080
    300,000    Coalinga Public Financing Authority Revenue, Series B, 6.10%, 09/15/04 .........................         305,694
  2,600,000    Fresno Joint Powers Financing Authority, Local Agency Revenue, Refunding, Series A, 6.00%, 09/02/01    2,629,484
    100,000    Los Angeles County Transportation Commission, COP, Series B, 5.90%, 07/01/00 ...................         103,955
    450,000    Merced Irrigation District, COP, Water Facilities Project, 6.00%, 11/01/02 .....................         473,931
    200,000    Paso Robles USD, COP, Measure D, Capital Projects, Phase III, 5.75%, 08/01/02 ..................         207,016
    100,000    San Diego County COP, Children's Center Project, 6.00%, 10/01/02 ...............................         100,922
    100,000    San Diego Port Facilities Revenue, Refunding, National Steel and Shipbuilding Co., 6.60%, 12/01/02       104,341
    120,000    San Francisco City and County RDA, Mortgage Revenue, Refunding, Series A, MBIA Insured,
                6.125%, 07/01/02 ..............................................................................         120,000
    200,000    San Francisco Downtown Parking Corp. Revenue, 6.25%, 04/01/04 ..................................         214,360
    200,000    San Joaquin County COP, General Hospital Project, 5.90%, 09/01/03 ..............................         208,518
  2,000,000    San Ramon Valley USD, COP, Measure A, Capital Projects', Series A, 5.95%, 10/01/01 .............       2,106,740
               Snowline Joint USD, COP,
    245,000     5.50%, 07/01/00 ...............................................................................         248,462
    260,000     5.60%, 07/01/01 ...............................................................................         264,157
    275,000     5.70%, 07/01/02 ...............................................................................         280,275
    290,000     5.80%, 07/01/03 ...............................................................................         296,429
    400,000    Solano County COP, Refunding, Justice Facility and Public Building Project, 5.875%, 10/01/05 ...         414,336
    100,000    Southern California Rapid Transit District Revenue, Special Benefit AD A2, 6.00%, 09/01/02 .....         105,286
               Susanville Public Financing Authority Revenue, Series A, AMBAC Insured,
     25,000     5.90%, 09/01/02 ...............................................................................          26,546
    100,000     6.00%, 09/01/03 ...............................................................................         106,505
    500,000    Tahoe City Public Utilities District, COP, Capital Facilities Project, Series B, 6.05%, 06/01/01         516,125
    100,000    Tuolumne County COP, Multiple Facilities Project, 6.00%, 06/01/99 ..............................         101,407
                                                                                                                   ------------
                                                                                                                     15,249,006
                                                                                                                   ------------
               Colorado  5.1%
               Denver City and County Airport Revenue,
$ 3,000,000     Series A, 7.00%, 11/15/99 .....................................................................     $ 3,176,310
    335,000     Series C, 6.25%, 11/15/00 .....................................................................         346,765
  1,500,000    Montrose County COP, 6.20%, 06/15/03 ...........................................................       1,566,255
    255,000    Summit County Recreational Facilities Revenue, Refunding, Copper Mountain, Mandatory Put,
                10/01/99, 5.90%, 04/01/17 .....................................................................         263,507
                                                                                                                   ------------
                                                                                                                      5,352,837
                                                                                                                   ------------
               Connecticut  2.5%
    560,000    Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart University,
                Refunding, Series C, 6.00%, 07/01/05...........................................................         576,559
  2,000,000    Connecticut HFA, Housing Mortgage Finance, Series C-2, 6.00%, 11/15/10 .........................       2,037,340
                                                                                                                   ------------
                                                                                                                      2,613,899
                                                                                                                   ------------
               District of Columbia  0.7%
    700,000    District of Columbia GO, Refunding, Series A, 5.875%, 06/01/05 .................................         713,419
                                                                                                                   ------------
               Florida  12.8%
    125,000    Alachua County Health Facilities Authority Revenue, Refunding, Santa Fe Health Systems Project,
                Pre-Refunded, 6.875%, 11/15/02 ................................................................         135,994
  1,000,000    Dade County Solid Waste System, Split Obligation Revenue, Refunding, AMBAC Insured,
                5.15%, 10/01/08 ...............................................................................       1,003,420
  2,615,000    Gateway Services District, Transportation/Roadway Service Charges, 8.50%, 05/01/04 .............       2,796,089
  2,590,000    Meadow Pointe II Community Development District, Capital Improvement Revenue, 6.00%, 07/01/01 ..       2,590,699
  1,000,000    Nassau County PCR, Refunding, ITT Rayonier, Inc. Project, 6.25%, 06/01/10 ......................       1,023,220
               Northern Palm Beach County Water Control District, Refunding, Unit Development No. 31,
               6.60%, 11/01/03
    405,000     Program 1 .....................................................................................         424,914
    320,000     Program 2 .....................................................................................         335,734
    795,000    Palm Bay Lease Revenue, Refunding, Florida Education and Research Foundation Project, Series A,
                6.10%, 09/01/03  ..............................................................................         813,810
               Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care, Inc. Project,
    275,000     6.20%, 12/01/08 ...............................................................................         286,143
    580,000     6.30%, 12/01/09 ...............................................................................         603,374
  2,700,000    Palm Beach County Solid Waste IDR, Okeelanta Power Project, Series A, 6.375%, 02/15/07 .........       2,347,596
  1,000,000    Pembroke Pines Special Assessment, No. 94-I, 5.75%, 11/01/05 ...................................       1,017,630
                                                                                                                   ------------
                                                                                                                     13,378,623
                                                                                                                   ------------
               Georgia  3.2%
    100,000    Fulton County Development Authority, Special Facilities Revenue, Refunding, Delta Air Lines, Inc.
                Project, 6.85%, 11/01/07 ......................................................................         106,089
  3,105,000    Wayne County Development Authority, PCR, Refunding, ITT Rayonier, Inc. Project, 6.10%, 11/01/07        3,217,587
                                                                                                                   ------------
                                                                                                                      3,323,676
                                                                                                                   ------------
               Guam  1.0%
  1,000,000    Guam Government GO, Series A, 5.90%, 09/01/05 ..................................................       1,008,550
                                                                                                                   ------------
               Hawaii0.5%
    500,000    Hawaii State Department of Budget and Finance, Special Purpose Revenue, Kapi'Olani Health
                Obligation, 5.60%, 07/01/06 ...................................................................         513,470
                                                                                                                   ------------
               Illinois  3.7%
    850,000    Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 ..........         884,145
    360,000    Illinois HDA Revenue, Homeowner Mortgage, Sub-Series A-1, 6.10%, 02/01/05 ......................         378,619
               Illinois (cont.)
               Illinois Health Facilities Authority Revenue,
$ 1,115,000     Franciscan Sisters Health Care, Series C, Refunding, MBIA Insured, 6.00%, 09/01/09 ............     $ 1,166,223
    425,000     St. Elizabeth's Hospital, 6.00%, 07/01/05 .....................................................         427,720
  1,000,000    Metropolitan Pier and Exposition Authority, Hospitality Facilities Revenue, McCormick Place Convention,
                5.75%, 07/01/06 ...............................................................................       1,006,350
                                                                                                                   ------------
                                                                                                                      3,863,057
                                                                                                                   ------------
               Indiana  5.5%
  2,000,000    Franklin EDR, Refunding, Hoover Universal, Inc. Project, Johnson Controls, 6.10%, 12/01/04 .....       2,121,120
    100,000    Indianapolis Local Public Improvement Bond Bank, Series D, Refunding, 6.10%, 02/01/02 ..........         106,967
  3,500,000    Sullivan PCR, Refunding, Michigan Power Company Project, Series C, 5.95%, 05/01/09..............       3,542,455
                                                                                                                   ------------
                                                                                                                      5,770,542
                                                                                                                   ------------
               Iowa  0.2%
    200,000    Iowa State Financial Authority, Hospital Facilities Revenue, Refunding, Trinity Regional Hospital Project,
                6.50%, 07/01/00 ...............................................................................         208,190
                                                                                                                   ------------
               Kentucky  0.6%
    100,000    Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Project, Series A,
                6.75%, 02/01/02 ...............................................................................         105,435
    500,000    Mt. Sterling Lease Revenue, Kentucky League Cities Funding, Series A, 5.625%, 03/01/03 .........         514,435
                                                                                                                   ------------
                                                                                                                        619,870
                                                                                                                   ------------
               Louisiana  0.2%
     40,000    Calcasieu Parish Public Trust Authority, Mortgage Revenue, Refunding, Series B, 6.375%, 11/01/02          41,895
    100,000    Louisiana State Offshore Terminal Authority, Deepwater Port Revenue, Refunding, First Stage,
                Loop, Inc., Series B, 6.20%, 09/01/03 .........................................................         107,208
    100,000    Louisiana State Public Facilities Authority Revenue, Refunding, Student Loan, Series A-1,
                6.20%, 03/01/01 ...............................................................................         104,768
                                                                                                                   ------------
                                                                                                                        253,871
                                                                                                                   ------------
               Maryland  0.2%
    220,000    Baltimore Economic Development Lease Revenue, Refunding, Armistead Partnership, Series A,
                6.75%, 08/01/02 ...............................................................................         236,410
                                                                                                                   ------------
               Massachusetts  0.6%
    200,000    Massachusetts State Industrial Finance Agency, Resource Recovery Revenue, Refunding,
                Refusetech, Inc. Project, Series A, FSA Insured, 5.45%, 07/01/01 ..............................         207,850
    415,000    New England Educational Loan Marketing Corp., Student Loan Revenue, Refunding, Series B,
                5.60%, 06/01/02 ...............................................................................         427,276
                                                                                                                   ------------
                                                                                                                        635,126
                                                                                                                   ------------
               Michigan  1.0%
  1,000,000    Detroit GO, Refunding, Series B, 6.375%, 04/01/06  .............................................       1,074,320
                                                                                                                   ------------
               Minnesota  0.2%
    200,000    Minneapolis CDA, Supported Development Revenue, Common Bond Fund, Series 91-5A,
                7.20%, 12/01/04 ...............................................................................         216,472
                                                                                                                   ------------
               Mississippi  0.7%
    725,000    Mississippi Development Bank, Special Obligation, Refunding, Oktibbeha County Hospital Revenue
                Project, 5.65%, 07/01/06 ......................................................................         724,928
                                                                                                                   ------------
               Nebraska  0.3%
    300,000    Nebraska Higher Education Loan Program, Inc. Revenue, Subject Lien, Series A-6, 6.70%, 12/01/02          316,875
                                                                                                                   ------------
               New Jersey  1.1%
$    95,000    New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 .......................        $ 98,149
  1,000,000    New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center,
                Series C, FSA Insured, Refunding, 5.80%, 07/01/04 .............................................       1,069,320
                                                                                                                   ------------
                                                                                                                      1,167,469
                                                                                                                   ------------
               New York  14.3%
               New York City GO,
    515,000     Refunding, Series C, 6.50%, 08/01/04 ..........................................................         549,005
  1,850,000     Refunding, Series C, 6.50%, 08/01/07...........................................................       1,945,423
    500,000     Refunding, Series D, 5.70%, 11/01/06 ..........................................................         508,495
    500,000     Refunding, Series H, 5.90%, 08/01/09...........................................................         503,465
    100,000     Series B, 6.25%, 10/01/01 .....................................................................         105,801
    245,000     Series H, 7.00%, 02/01/05 .....................................................................         265,168
      5,000     Series H, Pre-Refunded, 7.00%, 02/01/05 .......................................................           5,617
  1,000,000     Series J, 6.00%, 02/15/04 .....................................................................       1,039,010
  2,500,000    New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 02/15/06 ..........       2,536,125
     90,000    New York City IDA, Civic Facility Revenue, New York Blood Center, Inc. Project, ETM, 6.80%, 05/01/02      94,892
               New York State Dormitory Authority Revenue, Refunding,
  1,000,000     City University, Series V, 5.60% 07/01/10 .....................................................         992,500
    440,000     Mental Health Services Facilities Improvement, Series D, 5.60%, 02/15/07 ......................         446,010
  1,000,000    New York State HFA, Refunding, Series A, 5.90%, 05/01/05........................................       1,020,650
               New York State Tollway Authority, Service Contract Revenue, Local Highway and Bridge,
  1,000,000     5.90%, 04/01/08 ...............................................................................       1,018,950
    500,000     5.75%, 04/01/08 ...............................................................................         504,045
  1,150,000     5.75%, 04/01/09 ...............................................................................       1,149,931
    100,000    Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems Revenue, Refunding,
                6.20%, 04/01/00 ...............................................................................         102,829
  1,000,000    Port Authority of New York and New Jersey, Special Obligation Revenue, 3rd Installment, 7.00%,10/01/07 1,086,370
  1,100,000    Ulster County Resident Recovery Agency, Solid Waste System Revenue, 5.90%, 03/01/07 ............       1,124,563
                                                                                                                   ------------
                                                                                                                     14,998,849
                                                                                                                   ------------
               Oklahoma  3.0%
  2,020,000    Jackson County Memorial Hospital Authority Revenue, Refunding, Jackson County Memorial Hospital
                Project, 6.75%, 08/01/04 ......................................................................       2,063,390
    100,000    Tulsa Public Facilities Authority, Lease Payment Revenue, Refunding, Assembly Center, 5.80%, 07/01/01    103,302
  1,000,000    Valley View Hospital Authority Revenue, Refunding, Valley View Regional Medical Center,
                5.75%, 08/15/06 ...............................................................................         982,130
                                                                                                                   ------------
                                                                                                                      3,148,822
                                                                                                                   ------------
               Pennsylvania  4.1%
    100,000    Cambria County Hospital Development Authority Revenue, Refunding and Improvement, Conemaugh
                Valley Hospital, Series B, Connie Lee Insured, 5.90%, 07/01/03 ................................         105,817
    325,000    Chartiers Valley Industrial and Commercial Development Authority, First Mortgage Revenue, Asbury
                Place Project, 6.25%, 02/01/06 ................................................................         336,430
    575,000    Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital Project,
                Refunding, 5.50%, 11/15/03 ....................................................................         579,428
               Northeastern Hospital and Educational Authority, College Revenue, Refunding, Kings College Project,
                Series B,
    390,000     5.50%, 07/15/02 ...............................................................................         395,019
    410,000     5.60%, 07/15/03  ..............................................................................         416,097
               Pennsylvania (cont.)
               Philadelphia Gas Works Revenue, Refunding, Series A,
$   300,000     5.70%, 07/01/00 ...............................................................................       $ 306,606
    300,000     5.80%, 07/01/01 ...............................................................................         308,379
  1,890,000    Schuylkill County IDA, Resource Recovery Revenue, Refunding, Schuylkill Energy Resource, Inc.,
                6.50%, 01/01/10 ...............................................................................       1,837,042
                                                                                                                   ------------
                                                                                                                      4,284,818
                                                                                                                   ------------
               Puerto Rico  1.5%
               Puerto Rico Electric Power Authority Revenue,
    100,000     Refunding, Series Q, 5.90%, 07/01/01 ..........................................................         105,035
  1,345,000     Series T, 6.00%, 07/01/04 .....................................................................       1,434,994
                                                                                                                   ------------
                                                                                                                      1,540,029
                                                                                                                   ------------
               South Dakota  3.0%
  1,000,000    South Dakota HDA, Homeownership Mortgage, Series D, 6.05%, 05/01/04 ............................       1,059,350
  2,000,000    South Dakota Student Loan Finance Corp., Student Loan Revenue, Series A, Refunding,
                6.35%, 08/01/05 ...............................................................................       2,034,500
                                                                                                                   ------------
                                                                                                                      3,093,850
                                                                                                                   ------------
               Tennessee  0.7%
    750,000    Metropolitan Government, Nashville and Davidson County IDBR, Refunding and Improvement,
                Osco Treatment, Inc., 6.00%, 05/01/03 .........................................................         766,545
                                                                                                                   ------------
               Texas  1.5%
    785,000    Abilene Higher Education Facilities Corp., Higher Education Revenue, Refunding and Improvement,
                Abilene Christian Facility, 5.90%, 10/01/05 ...................................................         819,273
    355,000    Houston HFC, SFMR, Refunding, Series A, FSA Insured, 5.45%, 06/01/03 ...........................         364,205
    400,000    North Central Health Facility Development Corp. Revenue, Refunding, C Young Memorial Home Project,
                Series C, 6.10%, 02/15/06 .....................................................................         404,924
                                                                                                                   ------------
                                                                                                                      1,588,402
                                                                                                                   ------------
               Utah  1.4%
    500,000    Davis County Solid Waste Management and Energy Recovery Revenue, Refunding, Special Service
                District, 5.50%, 06/15/00 .....................................................................         502,330
    910,000    Utah State HFA, Refunding, SFM, 5.85%, 07/01/08 ................................................         921,939
                                                                                                                   ------------
                                                                                                                      1,424,269
                                                                                                                   ------------
               Virginia  6.1%
  2,800,000    Covington-Alleghany County IDA, PCR, Refunding, Westvaco Corp. Project, 5.85%, 09/01/04 ........       3,028,788
               Virginia State HDA, Commonwealth Mortgage, Sub-Series C-7,
  1,695,000     5.60%, 01/01/03 ...............................................................................       1,770,038
  1,475,000     5.70%, 01/01/04 ...............................................................................       1,549,591
                                                                                                                   ------------
                                                                                                                      6,348,417
                                                                                                                   ------------
               Washington  1.6%
    600,000    Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 ...................         631,728
  1,000,000    Washington State Public Power Supply System, Nuclear Project No. One Revenue, Refunding,
                Series A, AMBAC Insured, 5.70%, 07/01/09 ......................................................       1,027,630
                                                                                                                   ------------
                                                                                                                      1,659,358
                                                                                                                   ------------
                    Total Long Term Investments (Cost $98,299,239) ............................................     101,217,457
                                                                                                                   ------------
              aShort Term Investments  1.4%
$   100,000    New York City GO, Sub-Series B-3, MBIA Insured, Daily VRDN and Put, 3.45%, 08/15/04 ............       $ 100,000
  1,400,000    New York City Municipal Water Finance Authority, Water and Sewer System Revenue, Series C,
                FGIC Insured, Daily VRDN and Put, 3.45%, 06/15/23 .............................................       1,400,000
                                                                                                                   ------------
                    Total Short Term Investments (Cost $1,500,000) ............................................       1,500,000
                                                                                                                   ------------
                         Total Investments (Cost $99,799,239)  98.1% ..........................................     102,717,457
                         Other Assets and Liabilities, Net  1.9% ..............................................       1,997,713
                                                                                                                   ------------
                         Net Assets  100.0% ...................................................................    $104,715,170
                                                                                                                   ============



               At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $99,799,239 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost .................................................................     $ 3,297,133
               Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value .................................................................        (378,915)
                                                                                                                   ------------
               Net unrealized appreciation ....................................................................     $ 2,918,218
                                                                                                                   ============



PORTFOLIO ABBREVIATIONS:
ABAG     - Association of Bay Area Governments
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Agency
COP      - Certificate of Participation
EDA      - Economic Development Authority
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assistance
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HFA      - Housing Finance Authority/Agency
HFC      - Housing Finance Corp.
IDA      - Industrial Development Authority/Agency
IDBR     - Industrial Development Board Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
PCR      - Pollution Control Revenue
RDA      - Redevelopment Agency
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
USD      - Unified School District



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST
--------------------------------------------------------------------------------
Statement of Investments in Securities and Net Assets, February 28, 1997

    Face                                                                                                              Value
   Amount         Franklin High Yield Tax-Free Income Fund                                                          (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
                  Long Term Investments  98.3%
                  Bonds  95.8%
                  Alabama  0.4%
$   5,890,000     Homewood Special Care Facilities Financing Authority, Hospital Revenue, Lakeshore Hospital
                   Project, Refunding, Series B, Pre-Refunded, 8.25%, 02/01/04 ...............................      $ 6,351,894
                  Marshall County Health Care Authority, Hospital Revenue,
    4,895,000      Guntersville, Arab Medical Center, 10.25%, 10/01/13 .......................................        5,390,766
    3,300,000      Refunding, Boaz-Albertville Medical Center, 6.20%, 01/01/08 ...............................        3,342,405
    2,500,000     Prichard Water Works and Sewer Board Revenue, Pre-Refunded, 9.50%, 11/15/14 ................        2,795,175
                                                                                                                   ------------
                                                                                                                     17,880,240
                                                                                                                   ------------
                  Alaska  1.1%
                  Alaska Industrial Development and Export Revenue,
    4,000,000      American President Lines Project, 8.00%, 11/01/09 .........................................        4,292,200
      905,000      Revolving Fund, Series A, 6.20%, 04/01/10 .................................................          945,200
                  Alaska State HFC,
    4,760,000      Mortgage Program, First Series, 5.90%, 12/01/33 ...........................................        4,668,418
   10,000,000      Refunding, Series A, 5.40%, 12/01/13.......................................................        9,594,800
    4,670,000      Refunding, MBIA Insured, Series A, 5.85%, 12/01/15.........................................        4,687,980
    4,500,000      Refunding, MBIA Insured, Series A, 6.00%, 12/01/15.........................................        4,521,375
    5,000,000      Refunding, MBIA Insured, Series A, 5.875%, 12/01/24........................................        5,009,300
   12,475,000      Refunding, MBIA Insured, Series A, 5.875%,12/01/30.........................................       12,428,219
    4,000,000     Anchorage Electric Utility Revenue, Senior Lien, 5.50%, 02/01/26 ...........................        3,903,640
    1,635,000     Palmer Golf Course Lease, COP, 10.25%, 07/01/08 ............................................        1,723,928
                                                                                                                   ------------
                                                                                                                     51,775,060
                                                                                                                   ------------
                  Arizona  0.9%
      950,000     Gila County IDAR, PCR, ASARCO, Inc. Project, Refunding, 8.90%, 07/01/06 ....................          991,306
    8,500,000     Maricopa County PCR, Public Services, Palo Verde, Refunding, Series A, 6.375%, 08/15/23  ...        8,629,625
    4,000,000     Maricopa County Rural Road ID, 8.625%, 07/01/07 ............................................        4,361,840
   16,785,000     Red Hawk Canyon Community Facility, 7.625%, 06/01/05 .......................................       16,766,704
    7,900,000     Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
                   Series A, 6.00%, 01/01/31 .................................................................        7,971,495
    2,245,000     Tempe IDA, Residential Care Facilities Revenue, Volunteers of America Care Facilities,
                   9.00%, 06/01/18 ...........................................................................        2,343,645
                                                                                                                   ------------
                                                                                                                     41,064,615
                                                                                                                   ------------
                  Arkansas  0.3%
    2,400,000     Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 ..............        2,410,032
    1,000,000     Conway Hospital Revenue, Refunding, Series 1990, 8.375%, 07/01/11 ..........................        1,090,030
                  Independence County PCR,
    4,275,000      Mississippi Power and Light Co. Project, Series A, 9.00%, 07/01/13 ........................        4,642,052
    1,185,000      Mississippi Power and Light Co. Project, Series B, 9.00%, 07/01/13 ........................        1,286,744
      200,000      Mississippi Power and Light Co. Project, Series C, 9.50%, 07/01/14 ........................          219,292
    5,000,000      Refunding, Arkansas Power and Light Co. Project, 6.25%, 01/01/21 ..........................        5,083,700
      750,000     Little Rock Sewer Revenue, Refunding, 5.40%, 08/01/10 ......................................          746,423
      700,000     North Little Rock Health Facilities, Baptist Hospital Revenue, Series A, MBIA Insured,
                   5.50%, 12/01/21............................................................................          693,392
                                                                                                                   ------------
                                                                                                                     16,171,665
                                                                                                                   ------------
                  California  10.7%
   21,330,000     Adelanto California Water Authority Revenue, Water Systems Acquisition Project, Series A,
                   7.50%, 09/01/28 ...........................................................................       21,673,413
    7,500,000     Alameda County COP, Santa Rita Jail Project, Refunding, MBIA Insured, 5.70%, 12/01/14 ......        7,597,050
   13,250,000     Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 .........       13,719,713
                  California (cont.)
                  Antioch 1915 Act, AD No. 27, Lone Tree,
$  11,080,000      Series C, 7.70%, 09/02/17 .................................................................     $ 11,433,009
    4,385,000      Series D, 7.30%, 09/02/13 .................................................................        4,495,151
    2,500,000     Arroyo Grande California COP, Vista Hospital Systems, Series A, 8.375%, 07/01/06 ...........        2,663,375
   22,515,000     Arroyo Grande Hospital System COP, Vista Hospital Systems, Refunding, Series A,
                   9.50%, 07/01/20 ...........................................................................       23,681,277
    2,850,000     Azusa RDA, Tax Allocation, Refunding, Merged Area Project, Series A, 6.75%, 08/01/23 .......        2,968,646
    4,575,000     Beaumont Public Financing Authority Revenue, Sewer Enterprise Project, Series A, Pre-Refunded,
                   6.90%, 09/01/23 ...........................................................................        5,334,953
                  Benicia 1915 Act, Refunding, Fleetside Industrial Park Assessment,
      210,000      4.80%, 09/02/97 ...........................................................................          210,099
      220,000      5.00%, 09/02/98 ...........................................................................          219,219
      230,000      5.25%, 09/02/99 ...........................................................................          229,204
      245,000      5.50%, 09/02/00 ...........................................................................          244,998
      260,000      5.65%, 09/02/01 ...........................................................................          260,507
      270,000      5.80%, 09/02/02 ...........................................................................          271,256
      285,000      5.90%, 09/02/03 ...........................................................................          286,519
      305,000      6.00%, 09/02/04 ...........................................................................          306,821
      320,000      6.10%, 09/02/05 ...........................................................................          322,102
      340,000      6.20%, 09/02/06 ...........................................................................          342,417
      365,000      6.30%, 09/02/07 ...........................................................................          367,781
      385,000      6.40%, 09/02/08 ...........................................................................          388,111
      410,000      6.50%, 09/02/09 ...........................................................................          413,485
      435,000      6.60%, 09/02/10 ...........................................................................          438,863
      460,000      6.70%, 09/02/11 ...........................................................................          464,246
      300,000      6.80%, 09/02/12 ...........................................................................          304,308
    3,000,000     California Educational Facilities Authority Revenue, Pooled College and University Financing,
                   Series B, 6.125%, 06/01/09 ................................................................        3,070,680
    2,000,000     California HFA, MFHR, Series A, AMBAC Insured, 6.05%, 08/01/27 .............................        2,024,500
    1,030,000     California Special Districts, Association Financial Corp. COP, Santa Cruz Port Authority, Series B,
                   7.50%, 05/01/13 ...........................................................................        1,073,466
                  California State Health Facilities Hospital Revenue, Summit Medical Center, Pre-Refunded,
    4,855,000      Series A, 7.50%, 05/01/09 .................................................................        5,291,367
    2,155,000      Series A, 7.60%, 05/01/15 .................................................................        2,353,088
    5,835,000      Series B, 7.50%, 05/01/09 .................................................................        6,359,450
    3,500,000     California State Higher Education Loan Authority, Inc., Student Loan Revenue, Refunding,
                   Junior Lien, Series B, 9.00%, 07/03/97 ....................................................        3,545,640
    7,320,000     California State Variable Purpose, 5.75%, 03/01/19 .........................................        7,369,630
    2,500,000     California Statewide CDA, California State University Northridge, Refunding, AMBAC Insured,
                   6.00%, 04/01/26 ...........................................................................        2,579,475
                  Capistrano USD, CFD, Special Tax No. 92-1,
      285,000      6.60%, 09/01/05 ...........................................................................          290,740
      280,000      6.70%, 09/01/06 ...........................................................................          285,614
      325,000      6.80%, 09/01/07 ...........................................................................          331,490
      260,000      6.90%, 09/01/08 ...........................................................................          265,171
    1,000,000      7.00%, 09/01/18 ...........................................................................        1,005,690
    2,335,000     City of Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 06/01/10 .................        2,452,777
    3,695,000     Colton Community Facilities District, Special Tax No. 90-1, 9.00%, 09/01/20 ................        3,390,569
                  Contra Costa County Public Financing Authority Revenue, Refunding,
    2,405,000      6.625%, 09/02/10 ..........................................................................        2,427,391
    2,795,000      6.875%, 09/02/16 ..........................................................................        2,856,965
                  California (cont.)
                  Corona COP,
$   9,155,000      Corona Community Hospital Project, ETM, 9.425%, 09/01/06 ..................................     $ 11,107,029
    8,820,000      Corona Community Hospital Project, Pre-Refunded, 9.425%, 09/01/20 .........................       11,933,548
   11,100,000      Vista Hospital Systems, Series B, Refunding, 8.375%, 07/01/06 .............................       11,825,385
   10,885,000      Vista Hospital Systems, Series B, Refunding, 9.50%, 07/01/20 ..............................       11,533,311
    4,845,000     Eden Township Hospital District Health Facilities Revenue, COP, Refunding, Insured Eden
                   Hospital Health Services Corp., 5.85%, 07/01/18 ...........................................        4,826,977
                  Emeryville RDA, MFHR, Emery Bay Apartments, Series 1991, 8.75%,
      220,000      12/01/02 ..................................................................................          226,514
    3,770,000      12/01/21 ..................................................................................        3,847,624
   37,675,000     Foothill Eastern Transportation Corridor Agency, California Toll Road Revenue, Series A,
                   6.50%, 01/01/32 ...........................................................................       39,509,773
    4,500,000     Gateway Improvement Authority, Marin City Community Facilities District, Series A, 7.75%, 09/01/25  4,700,160
    4,175,000     Hawthorne CRDA, Refunding, Hawthorne Plaza Project, 8.50%, 07/01/20 ........................        4,370,766
    8,900,000     Hesperia Public Financing Authority Revenue, Series B, 7.375%, 10/01/23 ....................        9,040,709
    6,000,000     Lake Elsinore, 1915 Act, AD No. 93-1, Series A, 7.90%, 09/02/24 ............................        6,187,260
    3,065,000     Long Beach Special Tax, CFD No. 2, West Long Beach, 7.50%, 09/01/11 ........................        3,098,715
   30,100,000     Los Angeles County, CFD No. 4, Special Tax Improvement, Calabassas Area B, Series A,
                   9.25%, 09/01/22 ...........................................................................       27,168,862
                  Los Angeles MFR, Refunding, 01/01/24,
      230,000      Series J-1A, 7.125% .......................................................................          231,518
      675,000      Series J-1B, 7.125% .......................................................................          679,455
    1,435,000      Series J-1C, 7.125% .......................................................................        1,444,471
    1,240,000      Series J-2A, 8.50%  .......................................................................        1,247,080
    3,345,000      Series J-2B, 8.50% ........................................................................        3,364,100
    7,120,000      Series J-2C, 8.50% ........................................................................        7,160,655
                  Los Angeles Regional Airports Improvement Corp., Lease Revenue,
   25,000,000      Refunding, Delta Airlines, Inc., 6.35%, 11/01/25 ..........................................       25,477,500
    9,500,000      Refunding, United Airlines, Inc., 6.875%, 11/15/12 ........................................       10,095,270
    2,000,000      Sub-Lease Revenue, Continental Airlines, Inc., Terminal Facilities, 9.00%, 08/01/08 .......        2,141,600
    7,730,000      Sub-Lease Revenue, Continental Airlines, Inc., Terminal Facilities, 9.00%, 08/01/17 .......        8,277,284
    4,220,000     Needles Public Financing Authority, Local Agency Revenue, Series A, 10.00%, 10/01/24 .......        4,191,937
    2,938,000     Orinda, 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 09/02/19 ................................        3,022,409
   23,500,000     Palmdale California Special Tax Community Facility, Ritter Ranch, Series A, 8.50%, 09/01/24        22,796,880
                  Perris Public Financing Authority, Local Agency Revenue, Series B,
    2,035,000      7.125%, 08/15/15 ..........................................................................        2,033,840
    4,095,000      7.25%, 08/15/23 ...........................................................................        4,114,124
    3,755,000     Richmond Joint Power Finance Authority Improvement Bond, 1915 Act, Improvement Districts
                   Nos. 851 and 853, Series B, 8.50%, 09/02/19................................................        3,876,887
                  Riverside County COP, Airforce Village Project, Series 1992, 8.125%,
    7,160,000      06/15/07 ..................................................................................        7,647,954
    5,290,000      06/15/12 ..................................................................................        5,638,399
   12,000,000     Roseville Special Tax, North Center Community Facility District, 8.60%, 11/01/17 ...........       12,647,640
                  Sacramento County 1915 Act, Refunding, Sunrise/US Corridor Assessment,
    1,020,000      6.10%, 09/02/01............................................................................        1,029,537
    1,125,000      6.30%, 09/02/02 ...........................................................................        1,140,053
    1,515,000      6.50%, 09/02/03 ...........................................................................        1,549,512
    1,620,000      6.60%, 09/02/04 ...........................................................................        1,661,261
    1,725,000      6.70%, 09/02/05 ...........................................................................        1,773,248
    1,835,000      6.80%, 09/02/06 ...........................................................................        1,890,527
    1,965,000      6.90%, 09/02/07 ...........................................................................        2,026,112
                  California (cont.)
                  Sacramento County 1915 Act, Refunding, Sunrise/US Corridor Assessment, (cont.)
$   2,095,000      7.00%, 09/02/08 ...........................................................................      $ 2,160,134
    2,160,000      7.00%, 09/02/09 ...........................................................................        2,219,746
                  San Bernardino County Finance Authority Revenue, Refunding, Public Improvement, AD, Series A,
    1,450,000      6.00%, 09/02/01 ...........................................................................        1,449,986
    1,285,000      6.50%, 09/02/04 ...........................................................................        1,298,505
    2,720,000      7.00%, 09/02/17 ...........................................................................        2,719,973
   15,000,000     San Francisco City and County RDA, 7.75%, 09/01/06 .........................................       15,530,100
                  San Francisco Downtown Parking Corp. Revenue, Series 1993,
    1,800,000      6.55%, 04/01/12 ...........................................................................        1,894,212
    2,150,000      6.65%, 04/01/18 ...........................................................................        2,273,432
                  San Joaquin Hills Transportation, Corridor Agency Toll Road Revenue, Senior Lien,
   12,350,000      6.75%, 01/01/32 ...........................................................................       13,125,827
    5,930,000      5.00%, 01/01/33 ...........................................................................        5,201,025
    1,500,000     San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 02/01/10 ............................        1,555,650
                  San Ramon, 1915 Act, Fostoria Parkway Reassessment District No. 93-1,
      540,000      6.30%, 09/02/03 ...........................................................................          545,713
    1,325,000      6.80%, 09/02/15 ...........................................................................        1,324,987
    3,000,000     Santa Margarita, Dana Point Authority, California Revenue, Refunding, Improvement Districts,
                   Series B, MBIA Insured, 5.75%, 08/01/20 ...................................................        3,008,430
                  Santa Rosa, 1915 Act, Fountaingrove Parkway Extension,
    3,340,000      7.40%, 09/02/13 ...........................................................................        3,442,304
    3,450,000      7.625%, 09/02/19 ..........................................................................        3,556,847
    2,000,000     South San Francisco RDA, Tax Allocation, Gateway Redevelopment Project, 7.60%, 09/01/18 ....        2,109,420
    7,500,000     Vallejo Special Tax, CFD No. 1988-1, 8.90%, 08/01/21 .......................................        7,809,300
                                                                                                                   ------------
                                                                                                                    503,371,703
                                                                                                                   ------------
                  Colorado  4.0%
    2,485,000     Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 06/01/11 ....................        2,774,602
    3,000,000     Arvada MFHR, Springwood Community, Project A, 6.45%, 02/20/26 ..............................        3,098,460
                  Auraria Higher Education Center, Parking Facilities Revenue, Refunding, Pre-Refunded,
    3,450,000      7.75%, 04/01/09 ...........................................................................        3,783,753
    1,600,000      7.875%, 04/01/12 ..........................................................................        1,760,480
   12,600,000     Colorado Health Facilities Authority Revenue, Beneficial Living System, Inc., Series A,
                   10.125%, 10/01/20 .........................................................................       13,563,270
                  Colorado HFA,
      480,000      SF Program, Issue A-2, 9.375%, 08/01/02 ...................................................          503,525
      345,000      SF Program, Series A-2, 9.25%, 08/01/01 ...................................................          360,315
      465,000      SF Program, Series B-1, 8.70%, 08/01/01 ...................................................          483,089
      490,000      SFMR, Series B-3, 9.75%, 08/01/02 .........................................................          500,594
      840,000      SFMR, Series C, 9.20%, 08/01/02 ...........................................................          876,347
    1,025,000      SFMR, Series 1991-C, 9.075%, 08/01/03 .....................................................        1,072,488
    3,735,000     Colorado Springs, Utilities Revenue, Series A, 6.10%, 11/15/24 .............................        3,869,572
                  Denver City and County Airport Revenue,
    5,840,000      Series A, 8.25%, 11/15/12 .................................................................        6,639,788
   11,065,000      Series A, 8.00%, 11/15/17 .................................................................       11,542,565
   31,800,000      Series A, 8.50%, 11/15/23 .................................................................       36,421,812
      145,000      Series A, 8.00%, 11/15/25 .................................................................          163,641
    5,830,000      Series A, Pre-Refunded, 7.50%, 11/15/12 ...................................................        6,789,910
   22,050,000      Series A, Pre-Refunded, 7.25%, 11/15/25 ...................................................       25,406,451
    8,900,000      Series A, Pre-Refunded, 7.25%, 11/15/25 ...................................................       10,254,758
      500,000      Series D, 7.75%, 11/15/13 .................................................................          613,080
    4,190,000      Series D, 7.75%, 11/15/21 .................................................................        4,637,995
                  Colorado (cont.)
$   2,305,000     Eagle County Airport Terminal Project Revenue, 7.50%, 05/01/21..............................      $ 2,414,741
                  Eagle County Sports Facilities Revenue, Refunding, 8.00%, 08/01/09,
   19,600,000       Beaver Creek Association Project .........................................................       21,194,656
   21,600,000       Vail Association Project .................................................................       23,357,376
      300,000     Fort Collins IDR, Vipont Pharmaceutical, Inc. Project, Pre-Refunded, 9.25%, 08/01/13 .......          326,973
    4,640,000     Stonegate Village Metropolitan District, Refunding and Improvement, Series A, FSA Insured,
                   5.60%, 12/01/25 ...........................................................................        4,613,274
    3,000,000     bVillage Castle Rock Metropolitan District No. 4, 8.50%, 06/01/31 ..........................        1,231,710
                                                                                                                   ------------
                                                                                                                    188,255,225
                                                                                                                   ------------
                  Connecticut  0.7%
    2,755,000     Connecticut State Development Authority, First Mortgage Revenue, East Hill Gladeview Health
                   Project 86, 9.75%, 12/15/16 ...............................................................        3,021,161
                  Connecticut HFA, Housing Mortgage Finance,
   19,995,000      Series C-1, 6.30%, 11/15/17................................................................       20,493,075
    3,500,000      Sub-Series F-1, 6.00%, 05/15/17............................................................        3,529,855
    3,000,000     Connecticut State Development Authority, Water Facility Revenue, Bridgeport Hydraulic Co. Project,
                   6.15%, 04/01/35 ...........................................................................        3,048,180
                  Connecticut State Health and Educational Facilities Authority Revenue, Series C,
    2,000,000      Sacred Heart University, Refunding, 6.50%, 07/01/16........................................        2,048,060
    2,500,000      Windham Community Memorial Hospital, 6.00%, 07/01/11 ......................................        2,487,875
                                                                                                                   ------------
                                                                                                                     34,628,206
                                                                                                                   ------------
                  District of Columbia  2.7%
    5,410,000     District of Columbia, Carnegie Endowment Revenue, 5.75%, 11/15/26 ..........................        5,371,373
                  District of Columbia GO,
    7,800,000      Refunding, Series A, 5.875%, 06/01/05 .....................................................        7,949,526
   11,775,000      Refunding, Series A, 6.00%, 06/01/07 ......................................................       12,063,252
   22,770,000      Series A, 6.375%, 06/01/11 ................................................................       23,382,968
   27,230,000      Series A, 6.375%, 06/01/16 ................................................................       27,851,661
    5,000,000      Series E, 6.00%, 06/01/11 .................................................................        5,186,800
                  District of Columbia Hospital Revenue, Series A,
    6,500,000      Medlantic Healthcare Group, Refunding, MBIA Insured, 5.70%, 08/15/08 ......................        6,760,325
    8,850,000      Medlantic Healthcare Group, Refunding, MBIA Insured, 5.875%, 08/15/19 .....................        8,926,641
    2,000,000      Washington Hospital Center, 7.00%, 08/15/05 ...............................................        2,155,440
    4,500,000      Washington Hospital Center, 7.125%, 08/15/19 ..............................................        4,709,520
   14,045,000      Washington Hospital Center, Pre-Refunded, 9.00%, 01/01/08 .................................       16,395,993
    3,750,000      Washington Hospital Center, Pre-Refunded, 8.75%, 01/01/15 .................................        4,338,075
    1,500,000     District of Columbia Redevelopment Agency, Washington D. C. Sports Arena Special Tax Revenue,
                   5.625%, 11/01/10 ..........................................................................        1,468,425
                                                                                                                   ------------
                                                                                                                    126,559,999
                                                                                                                   ------------
                  Florida  8.7%
    2,990,000     Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A,
                   MBIA Insured, 5.80%, 12/01/26 .............................................................        3,022,681
   19,170,000     Broward County Resource Recovery Revenue, Broward Waste Energy, L.P. North Project,
                   7.95%, 12/01/08 ...........................................................................       21,012,429
   12,200,000     Cape Coral Health Facilities Authority Revenue, Refunding, First Mortgage, Gulf Care, Inc.
                   Project, Pre-Refunded, 11.00%, 10/01/17 ...................................................       14,716,250
                  Capron Trails CDD, Series 1990,
    1,685,000      9.375%, 12/01/01...........................................................................        1,762,409
    5,795,000      9.50%, 12/01/10............................................................................        6,121,664
                  Florida (cont.)
                  East County Water Control District, Lee County Drain, Series 1991, Pre-Refunded,
$   2,770,000      8.75%, 09/01/01 ...........................................................................      $ 3,055,227
   10,565,000      8.625%, 09/01/11 ..........................................................................       12,194,229
    1,640,000     Escambia County Health Facilities Authority Revenue, Refunding, Baptist Hospital, Inc.,
                   Series A, 8.70%, 10/01/14 .................................................................        1,759,080
    2,915,000     Flagler County IDA, First Mortgage Revenue, RHA South Florida Properties, Inc. Projects,
                   10.50%, 12/01/18 ..........................................................................        2,912,785
                  Florida State Board of Education, Capital Outlay, Public Education, Series B, 5.875%,
    7,000,000      06/01/24 ..................................................................................        7,101,360
    2,000,000      06/01/25 ..................................................................................        2,028,960
                  Florida State, Mid Bay Bridge Authority, Series 1991-B, 8.50%,
    3,200,000      10/01/08 ..................................................................................        3,575,104
   15,400,000      10/01/22 ..................................................................................       17,205,188
    4,025,000     Gateway Services District, Florida Water Management Benefit Tax Revenue, Second Assessment
                   Area Phase One, 8.00%, 05/01/20 ...........................................................        4,054,866
   11,000,000     Indian Trace CDD, Florida Water and Sewer Revenue, Expansion, 6.875%, 04/01/10 .............       10,985,040
                  Indian Trace CDD, Refunding, Water Management Special Benefit, Sub-Series B, 8.25%,
   11,935,000      05/01/05 ..................................................................................       12,259,751
   12,760,000      05/01/11 ..................................................................................       13,123,277
    1,765,000     Lake Clarke Shores Utility System Revenue, Pre-Refunded, 8.75%, 10/01/18 ...................        1,927,451
    6,280,000     Lakeland Electric and Water Revenue, Refunding and Improvement, Series B, 5.625%, 10/01/19 .        6,251,866
   12,000,000     Lakeland Retirement Community First Mortgage Revenue, Carpenters Home Estates Project,
                   9.75%, 09/01/18 ...........................................................................       12,559,440
                  Lakewood Ranch Community Development, District 2, Benefit Special Assessment,
                   8.125%, 05/01/17,
   10,495,000      Series A ..................................................................................       10,616,007
    9,510,000      Series B ..................................................................................        9,619,650
    9,995,000     Lakewood Ranch Community Development, District 3, Special Assessment Revenue,
                   7.625%, 05/01/18 ..........................................................................       10,090,552
    6,500,000     Manatee County IDR, Manatee Hospitals and Health Systems, Inc., Pre-Refunded,
                   9.25%, 03/01/21............................................................................        7,724,665
                  Meadow Pointe CDD, Capital Improvement Revenue,
    1,280,000      6.25%, 07/01/98 ...........................................................................        1,284,032
    7,870,000      6.875%, 07/01/99 ..........................................................................        7,952,714
                  Mount Dora Country Club CDD, Special Assessment Revenue,
    1,675,000      6.75%, 05/01/03 ...........................................................................        1,653,309
    4,110,000      7.125%, 05/01/05 ..........................................................................        4,113,206
    2,790,000      7.75%, 05/01/13 ...........................................................................        2,779,398
   16,430,000     Naples Heritage CDD, Capital Improvements Revenue, 6.15%, 11/01/01..........................       16,388,925
   20,000,000     North Broward Hospital District Revenue, Refunding and Improvement, MBIA Insured,
                   5.75%, 01/15/27............................................................................       20,032,400
                  North Springs ID, Water Management, 05/01/24,
    1,980,000      Series A, 8.20% ...........................................................................        2,108,324
    1,740,000      Series B, 8.30%  ..........................................................................        1,852,282
                  Northwood CDD, Special Assessment Revenue,
    1,705,000      Series A, 7.125%, 05/01/00 ................................................................        1,711,667
    1,620,000      Series B, 7.60%, 05/01/17 .................................................................        1,641,303
    6,000,000     Palm Beach County Health Facilities Authority Revenue, Refunding, Abbey del Ray Project,
                   Series 1992, 8.25%, 10/01/15 ..............................................................        6,547,260
   26,000,000     Palm Beach County Solid Waste IDR, Okeelanta Power, L. P. Project, Series A, 6.85%, 02/15/21       22,033,180
                  Florida (cont.)
                  Pelican Marsh CDD, Special Assessment Revenue, 8.25%, 05/01/16,
$   8,540,000      Series A ..................................................................................      $ 9,033,014
    5,080,000      Series B ..................................................................................        5,373,268
    1,225,000     Pembroke Pines Florida, Capital Improvement Revenue, AMBAC Insured, 5.95%, 10/01/20 ........        1,258,198
    2,365,000     Port Orange Lease Finance Corp., Recreation Facilities Lease Revenue, Pre-Refunded,
                   8.75%, 10/01/12 ...........................................................................        2,667,152
                  Riverwood Community Development, Special AD, Series A,
    4,265,000      6.75%, 05/01/04 ...........................................................................        4,351,580
    2,720,000      7.75%, 05/01/14 ...........................................................................        2,793,114
    4,975,000     St. Lucie County Florida, Reserve CDD, Storm Water Management, 8.25%, 05/01/14 .............        5,161,413
    5,000,000     St. Lucie West Services District, Florida Water Management Benefit Tax, 7.70%, 05/01/25 ....        5,043,850
                  St. Lucie West Services District Revenue, Refunding, Port St. Lucie,
   20,430,000      7.875%, 05/01/20 ..........................................................................       21,092,545
   23,245,000      8.25%, 12/01/23 ...........................................................................       24,443,047
                  Santa Rosa County Health Facilities Authority Revenue, Refunding, Gulf Breeze Hospital, Inc.,
      265,000      8.60%, 10/01/02 ...........................................................................          280,245
      835,000      Pre-Refunded, 8.70%, 10/01/14 .............................................................          909,874
    4,500,000     Sunrise Utility System Revenue, Series A, AMBAC Insured, 5.90%, 10/01/18 ...................        4,577,625
                  Tampa Capital Improvement Program Revenue, 10/01/18,
    3,085,000      Series A, 8.25% ...........................................................................        3,239,836
    8,900,000      Series B, 8.375% ..........................................................................        9,364,758
   10,000,000     Tampa Revenue, Aquarium, Inc. Project, Pre-Refunded, 7.55%, 05/01/12 .......................       11,522,600
                  Village Community Development, District No. 1, Capital Improvement Revenue,
    3,585,000      6.75%, 05/01/02 ...........................................................................        3,676,812
    2,130,000      8.40%, 05/01/12 ...........................................................................        2,262,039
    4,125,000      8.00%, 05/01/15 ...........................................................................        4,292,393
                                                                                                                   ------------
                                                                                                                    407,121,294
                                                                                                                   ------------
                  Georgia  0.6%
      735,000     Burke County Development Authority, PCR, Georgia Power Co., Plant Vogtle Project,
                   8.375%, 07/01/17 ..........................................................................          758,300
   10,000,000     Chatham County Hospital Authority Revenue, Refunding and Improvement, Memorial Medical
                   Center, Series A, AMBAC Insured, 5.70%, 01/01/19 ..........................................       10,024,600
   15,000,000     Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue, Series A, Refunding, Second
                   Indenture, MBIA Insured, 5.625%, 07/01/20 .................................................       14,969,550
    1,365,000     Tift County IDAR, Beverly Enterprises, 10.125%, 09/01/10  ..................................        1,525,865
                                                                                                                   ------------
                                                                                                                     27,278,315
                                                                                                                   ------------
                  Hawaii  0.3%
    6,500,000     Hawaii Department of Transportation Special Revenue, Continental Airlines, Inc., 9.70%, 06/01/20    7,225,335
    4,980,000     Hawaii State Special AD No. 17, AMBAC Insured, 9.50%, 08/01/11 .............................        5,277,007
    1,315,000     Hawaiian Home Lands Department Revenue, 7.60%, 07/01/08 ....................................        1,432,114
                                                                                                                   ------------
                                                                                                                     13,934,456
                                                                                                                   ------------
                  Idaho  0.5%
   22,360,000     Nez Perce County PCR, Refunding, Potlatch Corp. Project, 6.00%, 10/01/24 ...................       22,506,905
                                                                                                                   ------------
                  Illinois  4.4%
    9,150,000     Alton Hospital Facilities Revenue, Refunding, St. Anthony's Health Center Project, Pre-Refunded,
                   8.375%, 09/01/14 ..........................................................................       10,197,218
    5,635,000     Aurora MFR, Refunding, Fox Valley Two-Oxford Limited Development, GNMA Secured, Series A,
                   6.125%, 02/20/32 ..........................................................................        5,684,701
   11,000,000     Bryant PCR, Refunding, Central Illinois Light Company Project, MBIA Insured, 5.90%, 08/01/23       11,057,090
                  Illinois (cont.)
                  Chicago O'Hare Airport Special Facility,
$   7,830,000      Refunding, American Airlines, Inc. Project, 8.20%, 12/01/24 ...............................      $ 9,206,279
    3,705,000      United Airlines, Inc., Revenue, 8.85%, 05/01/18 ...........................................        4,177,906
   15,450,000      United Airlines, Inc., Series 1984-A, 8.85%, 05/01/18 .....................................       17,422,038
                  Chicago Wastewater Transmission Revenue,
    2,810,000      FGIC Insured, Pre-Refunded, 6.35%, 01/01/22 ...............................................        3,109,181
    4,780,000      MBIA Insured, 6.375%, 01/01/24 ............................................................        5,041,705
    7,000,000     Illinois Development Financial Authority PCR, Refunding, Commonwealth Edison Co. Project,
                   7.25%, 06/01/11 ...........................................................................        7,499,240
                  Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
    2,330,000      ETM, 7.125%, 05/15/11 .....................................................................        2,545,012
    7,000,000      Pre-Refunded, 7.25%, 05/15/22 .............................................................        7,685,160
                  Illinois Health Facilities Authority Revenue,
    3,000,000      Bensenville Home Society, Series B, 8.20%, 02/15/19 .......................................        3,173,310
    6,500,000      Northwestern Medical Center, 6.625%, 11/15/25 .............................................        6,942,325
    9,000,000      Refunding, Rush Presbyterian Hospital, MBIA Insured, Series A, 6.25%, 11/15/20 ............        9,362,790
    3,370,000      Refunding, Sarah Bush Lincoln Health Center, Series B, 6.00%, 02/15/11.....................        3,381,256
    3,000,000      Refunding, Westlake Community Hospital, 7.875%, 01/01/13 ..................................        3,167,880
   18,765,000      Revolving Fund, Pooled Financing, Thorek Hospital and Medical Center, Series H,
                   9.50%, 08/01/15 ...........................................................................       19,937,813
    2,000,000      Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 05/15/12 ...........................        2,283,800
    3,000,000      Servantcor, Series 1989-B, Pre-Refunded, 7.875%, 08/15/19 .................................        3,311,370
    1,215,000      St. Elizabeth's Hospital, 6.250%, 07/01/16 ................................................        1,209,472
    6,695,000      St. Elizabeth's Hospital, 6.375%, 07/01/26 ................................................        6,680,941
    6,500,000     Lombard, Village of, Revenue, Refunding, Beacon Hill Project, 9.30%, 02/15/18 ..............        6,705,465
                  Metropolitan Pier and Exposition Authority, Hospitality Facilities Revenue, McCormick
                   Place Convention,
    1,650,000      5.75%, 07/01/06 ...........................................................................        1,660,478
   11,000,000      6.25%, 07/01/17............................................................................       11,114,290
    7,500,000      7.00%, 07/01/26 ...........................................................................        8,426,775
                  Robbins Resource Recovery Revenue Partners, 8.375%, 10/15/16,
   15,150,000      Series 1994-A .............................................................................       15,802,056
   17,500,000      Series 1994-B .............................................................................       18,253,200
    1,330,000     Sterling Illinois First Mortgage Revenue, Hoosier Care Project, Series A, 9.75%, 08/01/19 ..        1,415,878
                                                                                                                   ------------
                                                                                                                    206,454,629
                                                                                                                   ------------
                  Indiana  0.7%
    5,000,000     Crawfordsville Industrial EDR, Refunding, Kroger Co., 7.70%, 11/01/12 ......................        5,408,450
    3,000,000     Indiana Health Facilities Financing Authority, Hospital Revenue, Hancock Memorial Hospital
                   Project, Pre-Refunded, 8.30%, 08/15/20 ....................................................        3,421,680
    1,000,000     Indiana State Educational Facilities Authority Revenue, Anderson University Project,
                   8.40%, 10/01/08 ...........................................................................        1,072,080
   12,500,000     Indianapolis Local Public Improvement Bond, Series C, 6.00%, 01/10/18 ......................       12,781,000
    2,500,000     Jefferson County Hospital Authority Facility Revenue, Refunding, King's Daughters' Hospital,
                   8.50%, 08/15/13 ...........................................................................        2,660,025
                  Kokomo Hospital Authority Revenue, Refunding, St. Joseph's Hospital and Health Center
                   of Kokomo, 8.75%, 02/15/13,
    3,700,000      Pre-Refunded, Series A ....................................................................        4,022,233
    2,410,000      Series B ..................................................................................        2,553,443
                                                                                                                   ------------
                                                                                                                     31,918,911
                                                                                                                   ------------
                  Iowa
$     500,000     Clinton Hospital Facilities Revenue, Jane Lamb Health Center Project, Pre-Refunded,
                   8.75%, 08/01/03 ...........................................................................        $ 543,380
                                                                                                                   ------------
                  Kansas  0.1%
    5,730,000     Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 08/15/23  ................        6,250,685
                                                                                                                   ------------
                  Kentucky  1.0%
      900,000     Danville Multi-City Lease Revenue, Sewer and Drain System, Series G, MBIA Insured,
                   Pre-Refunded, 6.75%, 03/01/11 .............................................................        1,003,995
      940,000     Florence Housing Facilities Revenue, Bluegrass Retirement Housing Foundation Project,
                   9.50%, 07/01/17 ...........................................................................          940,160
    3,200,000     Jefferson County, Health Facilities Revenue, Beverly Project, 10.125%, 08/01/07 ............        3,420,608
                  Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Project,
   11,000,000      8.10%, 12/01/15 ...........................................................................       11,938,410
   11,230,000      Series A, 7.50%, 02/01/20  ................................................................       12,128,737
    3,595,000      Series B, 7.25%, 02/01/22 .................................................................        3,865,632
      975,000     Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 09/01/06 ..............        1,038,736
                  Russell Health System Revenue, Franciscan Health Center, Series B, 8.10%,
    1,700,000      07/01/01 ..................................................................................        1,858,899
    7,500,000      07/01/15 ..................................................................................        8,587,125
      900,000     Stanford Health Facilities Revenue, Refunding, Beverly Project, 10.375%, 11/01/09 ..........        1,016,379
    3,350,000     Winchester Hospital Revenue, Refunding, Clark County Hospital Project, 7.75%, 04/01/13 .....        3,424,102
                                                                                                                   ------------
                                                                                                                     49,222,783
                                                                                                                   ------------
                  Louisiana  2.5%
    2,465,000     Calcasieu Parish Public Trust Authority, Mortgage Revenue, Refunding, Series A,
                   7.75%, 06/01/12 ...........................................................................        2,618,397
      705,000     Iberville Parish Consolidated School District No. 5, GO, Unlimited Tax, Pre-Refunded,
                   8.00%, 10/01/06 ...........................................................................          761,337
   35,000,000     Lake Charles Harbor and Terminal District Port Facilities Revenue, Refunding, Trunkline Co.
                   Project, 7.75%, 08/15/22 ..................................................................       39,851,350
    4,850,000     Pointe Coupee Parish PCR, Refunding, Gulf States Utilities Co. Project, 6.70%, 03/01/13 ....        5,016,161
                  St. Charles Parish PCR, Louisiana Power and Light Co. Project,
   25,500,000      8.25%, 06/01/14 ...........................................................................       27,683,055
   13,525,000      8.00%, 12/01/14 ...........................................................................       14,718,176
                  West Feliciana Parish PCR,
   17,200,000      Refunding, Gulf States Utilities Co. Project, 8.00%, 12/01/24 .............................       18,469,016
    8,740,000      Series A, 7.50%, 05/01/15 .................................................................        9,405,027
                                                                                                                   ------------
                                                                                                                    118,522,519
                                                                                                                   ------------
                  Maine  0.8%
    5,000,000     Maine State Finance Authority Solid Waste Disposal Revenue, Boise Cascade Corp. Project,
                   7.90%, 06/01/15 ...........................................................................        5,319,700
    4,800,000     Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 07/01/20.......................        5,039,136
    4,940,000     Skowhegan Pollution Control Revenue, S.D. Warren Co., Series B, 6.65%, 10/15/15 ............        4,940,000
   24,570,000     Skowhegan Solid Waste Disposal Revenue, S.D. Warren Co., Series A, 6.65%, 10/15/15 .........       24,570,000
                                                                                                                   ------------
                                                                                                                     39,868,836
                                                                                                                   ------------
                  Maryland  0.8%
                  Gaithersburg Hospital Facilities Revenue, Refunding and Improvement, Shady Grove,
    5,000,000      FSA Insured, 6.00%, 09/01/21...............................................................        5,137,000
    3,635,000      Nursing Home, Series 1992-B, Pre-Refunded, 8.50%, 09/01/22 ................................        4,372,396
    6,075,000      Series 1992-B, 8.50%, 09/01/03 ............................................................        6,134,596
    5,340,000      Series 1992-B, 8.50%, 09/01/07 ............................................................        5,747,976
                  Maryland (cont.)
$   3,975,000     Maryland State CDA, Department of Housing and Community Development, Series A,
                   5.875%, 07/01/16 ..........................................................................      $ 4,015,108
                  Takoma Park, Hospital Facilities Revenue, Washington Adventist Hospital Project, Series B, 8.50%,
    6,320,000      09/01/03 ..................................................................................        6,521,039
    6,975,000      09/01/07 ..................................................................................        7,718,605
                                                                                                                   ------------
                                                                                                                     39,646,720
                                                                                                                   ------------
                  Massachusetts  1.4%
    2,000,000     Bay Transit Authority, General Transportation System, Series A, 7.00%, 03/01/21 ............        2,384,960
    4,500,000     Cape Cod Health Systems, Massachusetts Industry Finance Authority, Pre-Refunded,
                   8.50%, 11/15/20 ...........................................................................        5,215,680
                  Massachusetts Municipal Wholesale, Electric Co. Power Supply System Revenue, 6.75%,
    4,435,000      Series A, 07/01/11 ........................................................................        4,734,673
    3,170,000      Series B, 07/01/17 ........................................................................        3,364,701
                  Massachusetts Health and Educational Facilities Authority Revenue,
    5,000,000      Bay State Medical Center, Series E, FSA Insured, 6.00%, 07/01/26 ..........................        5,081,650
    2,000,000      Framingham, Union Hospital, Pre-Refunded, 8.50%, 07/01/10 .................................        2,288,640
    2,000,000     Massachusetts State Industrial Finance Agency, First Mortgage Revenue, Brookhaven at
                   Lexington Retirement Project, Pre-Refunded, 10.25%, 01/01/18 ..............................        2,164,000
                  Massachusetts State Industrial Finance Agency, Semass Project, 07/01/15,
   15,490,000      Series 1991-A, 9.00% ......................................................................       17,593,852
   20,590,000      Series 1991-B, 9.25% ......................................................................       23,452,628
    1,000,000     Massachusetts State Water Resources Authority, Series A, 6.00%, 04/01/20 ...................        1,005,780
                                                                                                                   ------------
                                                                                                                     67,286,564
                                                                                                                   ------------
                  Michigan  2.2%
    5,990,000     City of Cadillac, Local Development Financial Authority, Tax Increment Revenue, Refunding,
                   8.50%, 03/01/10 ...........................................................................        6,379,410
                  Detroit GO,
    5,175,000      City School District, Series A, AMBAC Insured, 5.85%, 05/01/16  ...........................        5,267,891
    5,160,000      Series A, Pre-Refunded, 6.80%, 04/01/15....................................................        5,897,467
    7,535,000      Series B, Refunding, 6.375%, 04/01/07......................................................        8,043,839
    3,000,000      Series B, Refunding, 6.25%, 04/01/08.......................................................        3,158,250
    4,250,000     Dickinson County, Memorial Hospital System Revenue, 8.125%, 11/01/24 .......................        4,699,268
   11,770,000     Kent Hospital Finance Authority, Michigan Health Care Revenue, Series A, MBIA Insured,
                   6.125%, 01/15/21...........................................................................       12,198,781
                  Michigan State Hospital Finance Authority Revenue,
    9,310,000      Mercy Hospital Services, Series Q, AMBAC Insured, 5.75%, 08/15/16 .........................        9,348,357
    6,605,000      Refunding, Detroit Osteopathic Hospital, Pre-Refunded, Series A, 7.50%, 11/01/10 ..........        6,903,414
    7,825,000     Michigan State Strategic Fund Limited Obligation Revenue, Refunding, Detroit Edison Co.,
                   Series BB, MBIA Insured, 6.20%, 08/15/25...................................................        8,179,551
   12,000,000     Midland County EDC, PCR, Refunding, 9.50%, 07/23/09 ........................................       13,115,040
    3,500,000     Muskegon, Hospital Finance Authority, Muskegon General Hospital, 8.25%, 02/15/11 ...........        3,778,110
    2,020,000     Tawas City HFA, Hospital Revenue, Tawas St. Joseph's Hospital Project, Series A, 8.50%, 03/15/12    2,080,964
    1,900,000     Wayne County, Downriver Systems Sewer Disposal, Series A, 7.00%, 11/01/13 ..................        1,981,130
    4,500,000     Wayne County, Michigan Building Authority IDA, Pre-Refunded, 8.00%, 03/01/17................        5,257,845
    4,665,000     Wayne County, South Huron Valley Wastewater Control, Refunding, 7.875%, 05/01/02 ...........        5,182,488
                  Wyandotte Tax Increment Finance Authority, Central Development Area Project,
                   Pre-Refunded, 7.875%,
      500,000      06/01/08 ..................................................................................          512,655
      500,000      06/01/09 ..................................................................................          544,500
      500,000      06/01/10 ..................................................................................          544,500
                                                                                                                   ------------
                                                                                                                    103,073,460
                                                                                                                   ------------
                  Minnesota  2.4%
                  Burnsville Solid Waste Revenue, Freeway Transfer, Inc. Project, 9.00%,
$     465,000      10/01/00 ..................................................................................        $ 509,375
    1,500,000      04/01/10 ..................................................................................        1,647,120
    5,000,000     Duluth Minnesota, Commercial Development Revenue, Refunding, Duluth Radisson Hotel Project,
                   8.00%, 12/01/15 ...........................................................................        5,006,100
    2,200,000     Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 ...............        2,210,604
                  Minneapolis CDA, Limited Tax, Supported Development Revenue,
    2,985,000      Series 2, 8.40%, 12/01/12 .................................................................        3,201,233
      600,000      Series 3-A, 8.375%, 12/01/19 ..............................................................          654,024
    3,830,000     Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 02/01/18 ....        3,863,934
    1,140,000     Northfield First Mortgage Nursing Home Revenue, Minnesota Odd Fellows Home Project,
                   8.75%, 10/01/03 ...........................................................................        1,193,740
    5,165,000     Northwest Multi-County RDA, Governmental Housing Revenue Pooled Housing Project,
                   7.40%, 07/01/26 ...........................................................................        5,061,287
    4,110,000     Robbinsdale, MFHR, Refunding, Copperfield Phase II Apartments, 9.00%, 03/01/25 .............        4,181,720
   10,000,000     South Central Multi-County Housing and RDA, Pooled Housing, 8.00%, 02/01/25 ................        6,200,000
    5,930,000     St. Cloud IDR, Nahan Printing, 9.75%, 06/01/20 .............................................        6,551,761
                  St. Paul Housing and RDA, Hospital Facility Revenue, Health East Project, 9.75%, 11/01/17,
    4,415,000      Series A ..................................................................................        4,648,333
      410,000      Series B ..................................................................................          431,197
      650,000      Series C ..................................................................................          684,353
    3,270,000      Series D ..................................................................................        3,442,820
    1,530,000     St. Paul Housing and RDA, Housing Tax, 8.625%, 09/01/07 ....................................        1,716,522
      585,000     St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%, 10/01/21 ...          605,656
    4,465,000     St. Paul Port Authority Energy Park, Tax Increment Revenue, Refunding, Pre-Refunded,
                   8.00%, 12/01/07............................................................................        4,856,938
                  St. Paul Port Authority, IDR,
    1,095,000      SDA Enterprises, Series K, 10.25%, 10/01/10 ...............................................        1,075,246
       40,000      Series 1979-2, 7.50%, 10/01/09 ............................................................           39,046
       55,000      Series 1980-F, 10.25%, 10/01/97 ...........................................................           55,115
       60,000      Series 1980-F, 10.25%, 10/01/98............................................................           60,336
       65,000      Series 1980-F, 10.25%, 10/01/99............................................................           65,568
       70,000      Series 1980-F, 10.25%, 10/01/00 ...........................................................           70,207
       80,000      Series 1980-F, 10.25%, 10/01/01............................................................           80,294
       90,000      Series 1980-F, 10.25%, 10/01/02............................................................           89,813
    1,300,000      Series 1982-N, 10.75%, 10/01/02 ...........................................................        1,309,113
      860,000      Series 1983-C, 10.00%, 12/01/01............................................................          864,463
      715,000      Series 1983-C, 10.00%, 12/01/02............................................................          713,520
    2,930,000      Series 1983-C, 10.00%, 12/01/06 ...........................................................        2,882,856
    3,100,000      Series 1983-C, 9.875%, 12/01/08 ...........................................................        3,020,702
       15,000      Series 1984-I, 10.75%, 12/01/00 ...........................................................           15,173
       15,000      Series 1984-I, 10.75%, 12/01/01............................................................           15,210
       15,000      Series 1984-I, 10.75%, 12/01/02 ...........................................................           15,104
       25,000      Series 1984-L, 9.75%, 12/01/01 ............................................................           25,133
       30,000      Series 1984-L, 9.75%, 12/01/02 ............................................................           29,942
    1,530,000      Series 1984-L, 9.75%, 12/01/14 ............................................................        1,467,561
       65,000      Series 1984-N, 10.00%, 12/01/01............................................................           65,337
       65,000      Series 1984-N, 10.00%, 12/01/02 ...........................................................           64,865
    1,405,000      Series 1984-N, 10.00%, 12/01/14 ...........................................................        1,348,533
       80,000      Series 1985-J, 9.50%, 12/01/01.............................................................           80,435
       95,000      Series 1985-J, 9.50%, 12/01/02 ............................................................           94,833
                  Minnesota (cont.)
                  St. Paul Port Authority, IDR, (cont.)
$   1,325,000      Series 1985-J, 9.50%, 12/01/11 ............................................................      $ 1,249,873
       40,000      Series 1985-L, 9.50%, 12/01/01.............................................................           40,218
       45,000      Series 1985-L, 9.50%, 12/01/02 ............................................................           44,921
    1,025,000      Series 1985-L, 9.50%, 12/01/14 ............................................................          962,424
       55,000      Series 1985-S, 9.625%, 12/01/01 ...........................................................           55,042
       60,000      Series 1985-S, 9.625%, 12/01/02 ...........................................................           59,889
    1,280,000      Series 1985-S, 9.625%, 12/01/14 ...........................................................        1,214,810
       30,000      Series 1985-T, 9.625%, 12/01/01............................................................           30,161
       35,000      Series 1985-T, 9.625%, 12/01/02 ...........................................................           34,935
      910,000      Series 1985-T, 9.625%, 12/01/14 ...........................................................          863,654
       25,000      Series 1989-F, 8.00%, 09/01/00.............................................................           24,440
       25,000      Series 1989-F, 8.00%, 09/01/01.............................................................           24,472
       25,000      Series 1989-F, 8.00%, 09/01/02 ............................................................           24,511
    1,025,000      Series 1989-F, 8.00%, 09/01/19 ............................................................          823,731
    1,025,000      Series 1991 A-I, 8.50%, 12/01/01 ..........................................................          993,779
      260,000      Series 1991 A-I, 9.00%, 12/01/02...........................................................          257,189
    4,300,000      Series 1991 A-I, 9.00%, 12/01/12 ..........................................................        3,883,115
    1,005,000      Series 1991 A-II, 8.50%, 12/01/01 .........................................................          974,388
      255,000      Series 1991 A-II, 9.00%, 12/01/02 .........................................................          252,243
    4,235,000      Series 1991 A-II, 9.00%, 12/01/12 .........................................................        3,824,417
    1,055,000      Series 1991 A-III, 8.50%, 12/01/01 ........................................................        1,022,865
      265,000      Series 1991 A-III, 9.00%, 12/01/02 ........................................................          262,135
    4,430,000      Series 1991 A-III, 9.00%, 12/01/12 ........................................................        4,000,512
      805,000      Series 1991 A-IV, 8.50% 12/01/01 ..........................................................          780,480
      205,000      Series 1991 A-IV, 9.00%, 12/01/02 .........................................................          202,784
    3,375,000      Series 1991 A-IV, 9.00%, 12/01/12 .........................................................        3,047,794
                  St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
    5,155,000      06/01/16 ..................................................................................        5,197,890
   10,660,000      06/01/26 ..................................................................................       10,748,691
                                                                                                                   ------------
                                                                                                                    111,116,485
                                                                                                                   ------------
                  Mississippi  1.4%
                  Claiborne County PCR, Middle South Energy, Inc. Project,
   10,680,000      Series A, 9.50%, 12/01/13 .................................................................       11,701,008
    9,750,000      Series B, 8.25%, 06/01/14 .................................................................       10,522,200
   10,000,000      Series C, 9.875%, 12/01/14 ................................................................       11,017,500
   22,795,000      System Energy Residential Income Project, 6.20%, 02/01/26 .................................       22,611,500
    2,500,000     Claiborne County PCR, System Energy Resources Inc., 7.30%, 05/01/25 ........................        2,625,275
    4,250,000     Lowndes County, Golden Triangle Medical Center, 8.50%, 02/01/10 ............................        4,603,005
      720,000     Mississippi Hospital Equipment and Facilities Authority Revenue, Refunding, Mississippi Methodist
                   Hospital and Rehabilitation Center, Pre-Refunded, 9.375%, 05/01/12 ........................          785,570
                                                                                                                   ------------
                                                                                                                     63,866,058
                                                                                                                   ------------
                  Missouri  1.5%
    3,000,000     Lake of the Ozarks Community Bridge Corp., Bridge System Revenue, 6.40%, 12/01/25 ..........        2,980,110
    8,800,000     Missouri Health and Educational Facilities Authority, Health Facility Marshall, IDA, John Fitzgibbons
                  Hospital, Series 1990, Pre-Refunded, 10.00%, 05/01/20 ......................................       10,403,976
    7,300,000     Missouri State Health and Educational Facilities Authority, Revenue, Heartland Health,
                   Refunding and Improvement, 8.125%, 10/01/10 ...............................................        7,937,801
      175,000     Moberly IDA, Hospital Revenue, Refunding, Moberly Regional Medical Center, Inc.,
                  Pre-Refunded, 8.75%, 03/01/16 ..............................................................          187,632
                  Missouri (cont.)
$   1,455,000     Newton County IDA, Health Facilities Revenue, Beverly Enterprises, 10.375%, 11/01/08 .......      $ 1,607,106
    1,800,000     Perry Co., Perry Memorial Hospital, Series 1990, 9.125%, 06/01/11 ..........................        1,944,666
    1,000,000     St. Louis County IDA, Health Facilities Revenue, Refunding and Improvement, First Mortgage,
                   Normandy Osteopathic Hospitals, 9.125%, 08/01/13 ..........................................        1,043,670
                  St. Louis County IDA, Refunding, Kiel Center,
    8,000,000      7.625%, 12/01/09 ..........................................................................        8,602,800
    5,175,000      7.75%, 12/01/13 ...........................................................................        5,572,285
    6,000,000      7.875%, 12/01/24 ..........................................................................        6,466,140
                  St. Louis Municipal Finance Corp., Leasehold Revenue, Refunding, Series A,
   14,250,000      6.00%, 07/15/13 ...........................................................................       14,388,510
    8,640,000      City Justice Center, AMBAC Insured, 5.95%, 02/15/16 .......................................        8,827,834
                                                                                                                   ------------
                                                                                                                     69,962,530
                                                                                                                   ------------
                  Montana  0.8%
      370,000     Montana State Board of Housing, SFM, Senior Bonds, Series B-2, 8.90%, 10/01/00 .............          381,836
    2,500,000     Montana State Board of Investments EDR, Refunding, Bozeman Holiday Inn Project,
                   11.00%, 12/01/07 ..........................................................................        2,592,350
   35,000,000     Montana State Board of Investments, Resource Recovery Revenue, Yellowstone Energy Project,
                   7.00%, 12/31/19 ...........................................................................       34,331,150
      665,000     Montana State SFMR, Series 1991-A, 8.275%, 10/01/03 ........................................          698,277
                                                                                                                   ------------
                                                                                                                     38,003,613
                                                                                                                   ------------
                  Nebraska  0.1%
    3,500,000     Douglas County, Nebraska Hospital Authority Revenue, Health Facilities, Catholic Health,
                   MBIA Insured, Series C, 5.375%, 11/15/15 ..................................................        3,417,050
    2,100,000     Scotts Bluff County, Hospital No. 1, Hospital Revenue, 6.375%, 12/15/08 ....................        2,206,659
                                                                                                                   ------------
                                                                                                                      5,623,709
                                                                                                                   ------------
                  Nevada  2.4%
                  Henderson Local Improvement,
    6,150,000      District No. 2, 9.50%, 08/01/11 ...........................................................        6,388,866
   44,555,000      District No. T-1, Series A, 8.50%, 08/01/13 ...............................................       46,150,960
   10,695,000      District No. T-4, Series A, 8.50%, 11/01/12 ...............................................       11,129,003
    4,930,000      District No. T-4, Series B, 7.30%, 11/01/12 ...............................................        5,044,770
    7,350,000      District No. T-10, 7.50%, 08/01/15 ........................................................        7,547,568
    2,000,000     Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A,
                   6.10%, 06/15/14 ...........................................................................        1,978,740
                  Las Vegas Special ID,
    3,555,000      No. 404, 5.85%, 11/01/09 ..................................................................        3,611,489
    8,180,000      No. 505, Elkhorn Springs, 8.00%, 09/15/13 .................................................        8,251,657
    1,000,000      No. 707, 6.60%, 06/01/05 ..................................................................        1,030,570
    1,235,000      No. 707, 6.70%, 06/01/06 ..................................................................        1,272,729
    1,805,000      No. 707, 6.80%, 06/01/07 ..................................................................        1,860,125
    8,000,000      No. 707, 7.10%, 06/01/16 ..................................................................        8,243,920
                  Nevada Housing Division, SF Program, Subordinated, FI/GML,
      230,000       Series A, 9.30%, 10/01/00 ................................................................          237,457
      285,000       Series A-1, 8.75%, 10/01/04 ..............................................................          298,577
      260,000       Series A-2, 9.375%, 10/01/00 .............................................................          269,022
      520,000       Series A-2, 8.65%, 10/01/01 ..............................................................          537,300
      265,000       Series A-3, 9.20%, 10/01/00 ..............................................................          272,786
      390,000       Series B, 9.50%, 10/01/01 ................................................................          405,354
      685,000       Series B-1, 7.90%, 10/01/05 ..............................................................          705,516
      875,000       Series C-1, 7.55%, 10/01/05 ..............................................................          912,424
                  Nevada (cont.)
                  Nevada Housing Finance Division Subordinate,
$     280,000      Series 1989 B-2, 9.65%, 10/01/02 ..........................................................        $ 288,663
      345,000      Series 1990 C-1, 9.60%, 10/01/02 ..........................................................          352,197
    6,310,000     White Pine County, School District Building, 6.75%, 06/01/18 ...............................        6,549,465
                                                                                                                   ------------
                                                                                                                    113,339,158
                                                                                                                   ------------
                  New Hampshire  1.5%
                  New Hampshire Higher Education and Health Facility Authority Revenue,
   18,950,000      Hillcrest Terrace, 7.50%, 07/01/24 ........................................................       17,625,206
    9,590,000      Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 ..................................       10,629,172
                  New Hampshire IDA, PCR,
    8,835,000      Public Service Co., Project A, 7.65%, 05/01/21.............................................        9,154,297
   28,430,000      Public Service Co., Project C, 7.65%, 05/01/21 ............................................       29,457,460
      500,000      United Illuminating Co., 10.75%, 10/01/12 .................................................          530,710
    3,000,000     New Hampshire State Business Financial Authority, PCR, Refunding, United Illuminating Co.,
                   Series A, 5.875%, 10/01/33 ................................................................        2,842,890
                                                                                                                   ------------
                                                                                                                     70,239,735
                                                                                                                   ------------
                  New Jersey  0.3%
    4,000,000     New Jersey EDA, EDR, Refunding, Stolt Terminals, Series 1988-A, 10.50%, 01/15/18 ...........        4,281,000
    2,100,000     New Jersey Health Care Facilities Financing Authority Revenue, Lutheran Home, Series A,
                   8.40%, 07/01/19 ...........................................................................        2,201,136
                  New Jersey State Housing and Mortgage Finance Agency, MFHR, Refunding, Series A,
                   AMBAC Insured,
    3,000,000      6.00%, 11/01/14............................................................................        3,066,060
    5,500,000      6.05%, 11/01/20............................................................................        5,599,660
                                                                                                                   ------------
                                                                                                                     15,147,856
                                                                                                                   ------------
                  New Mexico  1.4%
                  Farmington PCR, Refunding, Public Service of New Mexico Co., San Juan Project,
   37,350,000      Series A, 6.40%, 08/15/23 .................................................................       38,252,003
    8,500,000      Series C, AMBAC Insured, 5.70%, 12/01/16 ..................................................        8,489,120
   12,175,000      Series D, 6.375%, 04/01/22 ................................................................       12,426,049
                  New Mexico Mortgage Finance Authority, SFM Program,
    1,540,000      Refunding Series A-1, 7.90%, 07/01/04 .....................................................        1,609,423
      415,000      Series 1988-A, 9.50%, 09/01/00 ............................................................          422,935
      255,000      Series 1988-B, 9.30%, 09/01/00 ............................................................          259,820
      990,000      Series 1991-A, 9.10%, 09/01/03 ............................................................        1,039,589
      395,000      Series A, FHA Insured, 8.80%, 09/01/01 ....................................................          411,069
      870,000      Sub-Series 1990-A, 9.55%, 09/01/02 ........................................................          888,470
    3,620,000     Rio Rancho Water and Wastewater Revenue, Series A, 5.90%, 05/15/15 .........................        3,691,640
                                                                                                                   ------------
                                                                                                                     67,490,118
                                                                                                                   ------------
                  New York  15.0%
                  Babylon IDAR, Resource Recovery, Ogden Martin System, Babylon Inc., Pre-Refunded,
                   8.50%, 01/01/19,
    1,000,000      Series B ..................................................................................        1,087,820
    3,920,000      Series C ..................................................................................        4,264,254
    3,350,000     Battery Park City Authority, Series A, AMBAC Insured, 5.50%, 11/01/26.......................        3,282,531
                  Metropolitan Transportation Authority, Service Contract, Refunding,
   10,000,000      Commuter Facilities, Series 1, 5.70%, 07/01/24 ............................................       10,056,500
    3,860,000      Commuter Facilities, Series 5, 6.50%, 07/01/16 ............................................        3,982,362
                  New York (cont.)
                  Metropolitan Transportation Authority, Service Contract, Refunding, (cont.)
$   7,500,000      Commuter Facilities, Series A, FGIC Insured, 6.10%, 07/01/26  .............................      $ 7,797,825
    3,330,000      Commuter Facilities, Series N, 6.80%, 07/01/04 ............................................        3,612,317
    3,050,000      Commuter Facilities, Series N, 6.90%, 07/01/05 ............................................        3,300,375
    2,330,000      Transportation Facilities, Series N, 6.80%, 07/01/04 ......................................        2,521,876
    2,470,000      Transportation Facilities, Series N, 6.90%, 07/01/05 ......................................        2,672,762
    7,830,000      Transportation Facilities, Series N, 7.125%, 07/01/09 .....................................        8,572,284
   13,565,000      Transportation Facilities, Series P, 5.75%, 07/01/15 ......................................       13,278,236
    3,500,000     New York City Educational Construction Fund, Revenue, AMBAC Insured, 5.50%, 04/01/26 .......        3,435,075
                  New York City GO,
   10,190,000      Refunding, Series A, 6.125%, 08/01/06 .....................................................       10,636,933
   10,000,000      Refunding, Series A, 6.25%, 08/01/08.......................................................       10,380,700
   10,000,000      Refunding, Series F, 6.00%, 08/01/11.......................................................       10,015,600
    1,795,000      Refunding, Series G, 5.75%, 08/01/10 ......................................................        1,765,275
   25,000,000      Refunding, Series H, 6.25%, 08/01/15 ......................................................       25,256,000
    3,435,000      Series A, 7.25%, 03/15/20 .................................................................        3,690,942
    1,200,000      Series A, 6.25%, 08/01/21 .................................................................        1,206,960
    6,565,000      Series A, Pre-Refunded, 7.25%, 03/15/20 ...................................................        7,205,613
   17,070,000      Series B, 7.00%, 08/15/16 .................................................................       18,426,382
    4,090,000      Series B, 7.00%, 02/01/18 .................................................................        4,366,443
    4,365,000      Series B, 7.50%, 02/01/18 .................................................................        4,841,352
    5,000,000      Series B, 7.00%, 02/01/19 .................................................................        5,333,500
    5,745,000      Series B, 7.00%, 02/01/20 .................................................................        6,128,192
      635,000      Series B, Pre-Refunded, 7.50%, 02/01/18 ...................................................          727,145
    5,000,000      Series B, Sub Series B-1, 7.25%, 08/15/19 .................................................        5,539,150
    4,250,000      Series C, 6.75%, 10/01/15 .................................................................        4,407,463
    4,615,000      Series C, 7.00%, 08/01/17 .................................................................        4,937,035
   10,800,000      Series C, 7.25%, 08/15/24 .................................................................       11,483,316
      185,000      Series C, Pre-Refunded, 7.00%, 08/01/17 ...................................................          209,622
      250,000      Series C, Pre-Refunded, 7.25%, 08/15/24 ...................................................          279,003
      645,000      Series C, Sub Series C-1, 7.00%, 08/01/16 .................................................          699,399
    3,250,000      Series C, Sub-Series C-1, 7.50%, 08/01/21 .................................................        3,633,403
      355,000      Series C, Sub Series C-1, Pre-Refunded, 7.00%, 08/01/16 ...................................          402,247
    1,625,000      Series C, Sub-Series C-1, Pre-Refunded, 7.50%, 08/01/21 ...................................        1,879,914
   11,600,000      Series D, 6.00%, 02/15/10 .................................................................       11,659,740
      150,000      Series D, 7.70%, 02/01/11 .................................................................          167,930
      400,000      Series D, 7.625%, 02/01/13 ................................................................          444,324
    4,500,000      Series D, 7.625%, 02/01/14 ................................................................        5,002,785
    7,425,000      Series D, 7.625%, 02/01/14 ................................................................        8,264,768
    3,235,000      Series D, 7.50%, 02/01/19 .................................................................        3,565,876
    3,350,000      Series D, Pre-Refunded, 7.70%, 02/01/11....................................................        3,865,364
    4,600,000      Series D, Pre-Refunded, 7.625%, 02/01/13 ..................................................        5,292,622
    1,575,000      Series D, Pre-Refunded, 7.625%, 02/01/14...................................................        1,812,148
    1,765,000      Series D, Pre-Refunded, 7.50%, 02/01/19 ...................................................        2,025,338
   10,000,000      Series E, 6.25%, 02/15/07 .................................................................       10,463,200
      525,000      Series E, Pre-Refunded, 7.50%, 02/01/18 ...................................................          582,293
    4,500,000      Series F, 7.625%, 02/01/13 ................................................................        5,008,950
      315,000      Series F, 7.625%, 02/01/15 ................................................................          350,482
      685,000      Series F, 7.50%, 02/01/21..................................................................          760,384
    8,625,000      Series F, 6.625%, 02/15/25.................................................................        8,900,051
       85,000      Series F, Pre-Refunded, 7.625%, 02/01/15 ..................................................           97,798
                  New York (cont.)
                  New York City GO, (cont.)
$   7,860,000      Series F, Pre-Refunded, 7.50%, 02/01/21 ...................................................      $ 9,000,565
   20,480,000      Series G, 6.125%, 10/15/11 ................................................................       20,738,662
   10,000,000      Series G, 6.20%, 10/15/14 .................................................................       10,077,500
       60,000      Series G, 7.50%, 02/01/22 .................................................................           66,082
      780,000      Series G, Pre-Refunded, 7.50%, 02/01/22 ...................................................          891,337
    5,000,000      Series H, 7.20%, 02/01/14 .................................................................        5,458,800
   12,600,000      Series H, 7.20%, 02/01/15 .................................................................       13,558,230
   12,000,000      Series H, 7.00%, 02/01/19 .................................................................       12,774,000
    2,925,000      Series H, 7.00%, 02/01/20 .................................................................        3,120,098
      350,000      Series H, 7.00%, 02/01/22 .................................................................          373,345
    6,825,000     New York City IDA, Civic Facility Revenue, Amboy Corp. Project, Series 1990, 9.625%, 06/01/15       7,525,928
    5,000,000    eNew York City Municipal Assistance Corp., Series H, 5.00%, 07/01/08 ........................        4,957,000
                  New York City Municipal Water Financing Authority, Water and Sewer System Revenue,
    5,075,000      Series A, Refunding, FGIC Insured, 5.75%, 06/15/18 ........................................        5,062,110
   10,000,000      Series B, 5.75%, 06/15/26 .................................................................       10,014,300
                  New York State Dormitory Authority Revenue, City University System,
   21,850,000      Refunding, 3rd General Residence, Series 2, 6.00%, 07/01/26 ...............................       21,901,129
    1,000,000      Series B, Pre-Refunded, 7.20%, 07/01/21 ...................................................        1,125,600
    1,000,000      Series F, Pre-Refunded, 7.875%, 07/01/07 ..................................................        1,128,510
    8,500,000      Series F, Pre-Refunded, 7.875%, 07/01/17 ..................................................        9,592,335
                  New York State Dormitory Authority Revenue, State University Educational Facilities,
    5,000,000      6.00%, 05/15/18 ...........................................................................        5,027,800
   33,750,000      Refunding, Series A, 6.00%, 05/15/25.......................................................       33,851,925
      730,000      Series A, Pre-Refunded, 7.125%, 05/15/17 ..................................................          789,991
   23,000,000      Series B, 5.75%, 05/15/24 .................................................................       22,351,170
   12,350,000     New York State Energy Research and Development Authority, Gas Facilities Revenue, Refunding,
                   Brooklyn Union Gas Company, MBIA Insured, 5.50%, 01/01/21 .................................       12,013,463
                  New York State Environmental Facility Corp.,
    5,000,000      PCR, State Water Revenue, New York Municipal Water, Refunding, Series A, 5.875%, 06/15/14 .        5,160,000
    1,000,000      Water Facility Revenue, Long Island Water Corp. Project, Series 1987-A, 10.00%, 10/01/17 ..        1,039,800
                  New York State HFA, Series A,
   12,515,000      Revenue, Refunding, 5.90%, 11/01/05 .......................................................       12,785,825
   10,000,000      Service Contract Obligation, 6.50%, 03/15/25 ..............................................       10,385,800
    9,715,000      Service Contract Obligation, Pre-Refunded, 7.80%, 09/15/20 ................................       11,001,169
    4,975,000      Service Contract Obligation, Revenue, Series A, 6.00%, 03/15/26 ...........................        4,983,060
                  New York State Local Government Assistance Corp.,
   15,000,000      Series B, 7.25%, 04/01/05 .................................................................       16,858,500
   10,000,000      Series B, 7.25%, 04/01/06  ................................................................       11,239,000
    3,500,000      Series D, Pre-Refunded, 7.00%, 04/01/18 ...................................................        3,957,100
    6,850,000      Series D, Pre-Refunded, HFA, 7.80%, 09/15/10 ..............................................        7,756,872
                  New York State Medical Care Facilities, Financing Agency Revenue,
    6,175,000      Montefiore Medical Center, Insured Mortgage, Series A, AMBAC Insured, FHA Guaranteed,
                   5.75%, 02/15/25 ...........................................................................        6,174,691
    2,500,000      Security Hospital, Series A, 7.35%, 08/15/11 ..............................................        2,685,500
    4,000,000      St. Luke's Nursing Home Mortgage Insured, Series B, 6.95%, 02/15/32 .......................        4,283,920
                  New York State Mortgage Agency Revenue, Homeowner Mortgage,
    2,000,000      Series 59, 6.10%, 10/01/15 ................................................................        2,034,760
    2,750,000      Series 59, 6.15%, 10/01/17 ................................................................        2,797,685
    7,100,000      Series 61, 5.80%, 10/01/16 ................................................................        7,135,500
                  New York (cont.)
$  22,750,000     New York State Urban Development Corp. Revenue, Correctional Capital Facilities, Series 7,
                   5.70%, 01/01/27............................................................................     $ 21,989,013
                  Port Authority of New York and New Jersey, Special Obligation Revenue,
    1,000,000      2nd Installment, 6.50%, 10/01/01...........................................................        1,042,340
    8,000,000      3rd Installment, 7.00%, 10/01/07...........................................................        8,690,960
    5,000,000      4th Installment, Special Project, 6.75%, 10/01/11..........................................        5,207,600
   17,500,000      5th Installment, 6.75%, 10/01/19 ..........................................................       18,051,950
    5,000,000      Consolidated 102nd Series, MBIA Insured, 5.75%, 10/15/23 ..................................        5,039,450
   10,000,000      Continental Airlines, Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ..................       11,362,900
   27,650,000      Continental Airport Project, Eastern Project, La Guardia, 9.125%, 12/01/15 ................       31,533,996
    1,410,000     Warren and Wash Counties IDAR, Refunding, Resource Recovery, Series A, 7.90%, 12/15/07 .....        1,448,733
                                                                                                                   ------------
                                                                                                                    705,625,863
                                                                                                                   ------------
                  North Carolina  0.6%
    2,500,000     Asheville Water System Revenue, FGIC Insured, 5.70%, 08/01/25 ..............................        2,516,500
   20,000,000     North Carolina Eastern Municipal Power Agency System Revenue, Refunding, Series B,
                   MBIA Insured, 5.875%, 01/01/21 ............................................................       20,159,200
                  North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
    2,960,000      03/01/16 ..................................................................................        3,014,257
    1,970,000      09/01/17 ..................................................................................        2,006,110
                                                                                                                   ------------
                                                                                                                     27,696,067
                                                                                                                   ------------
                  North Dakota  0.5%
   24,655,000     Mercer County PCR, Refunding, Basin Electric Power, Second Series, AMBAC Insured,
                   6.05%, 01/01/19............................................................................       25,633,064
                                                                                                                   ------------
                  Ohio  4.9%
    2,630,000     Allen County Nursing Home, First Mortgage Revenue, Volunteers of America Care Facilities
                   Project, 9.00%, 03/01/18 ..................................................................        2,733,622
   21,235,000     Cleveland Airport Special Revenue, Continental Airlines, Inc. Project, 9.00%, 12/01/19 .....       23,072,889
   10,065,000     Cuyahoga County Hospital Revenue, Refunding, University Hospitals Health System, Series B,
                   MBIA Insured, 5.50%, 01/15/16 .............................................................        9,936,369
   11,500,000     Dayton Special Facilities IDR, Refunding, 6.05%, 10/01/09 ..................................       11,805,095
    1,000,000     Franklin County Health Care Facilities Revenue, Ohio Presbyterian Retirement Services, Series A,
                   6.625%, 07/01/13 ..........................................................................          991,520
                  Lucas County Health Facilities Revenue, Refunding, Ohio Presbyterian Retirement Services, Series A,
    1,000,000      6.625%, 07/01/14...........................................................................          991,240
    2,000,000      6.75%, 07/01/20............................................................................        1,992,760
                  Montgomery County Health Systems Revenue, Franciscan,
    1,200,000      Series B, 8.10%, 07/01/01 .................................................................        1,311,684
    6,300,000      Series B, 8.10%, 07/01/18 .................................................................        7,370,307
    1,100,000      Series B-1, 8.10%, 07/01/01 ...............................................................        1,202,377
    6,500,000      Series B-1, 8.10%, 07/01/18 ...............................................................        7,604,285
    9,600,000      Series B-2, 8.10%, 07/01/18 ...............................................................       11,230,944
    1,200,000     Muskingum County, Ohio Hospital Facilities Revenue, Refunding, Franciscan Sisters, Connie Lee
                   Insured, 5.375%, 02/15/12..................................................................        1,157,568
                  Ohio State Air Quality Authority,
   17,900,000      Dayton Power and Light Company Project, Refunding, 6.10%, 09/01/30.........................       18,516,297
    5,265,000      Toledo Edison, Series B, 8.00%, 05/15/19 ..................................................        5,594,958
   10,100,000     Ohio State HFA, Chagrin Fall, Retirement Rental Housing Revenue, 10.375%, 04/01/09 .........       11,002,536
    6,700,000     Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 06/01/21 ...........        6,733,031
                  Ohio (cont.)
                  Ohio State Water Development Authority Revenue,
$   9,250,000      Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 .......................................      $ 9,499,288
    4,750,000      Refunding and Improvement, Pure Water, AMBAC Insured, 5.50%, 12/01/18 .....................        4,719,743
                  Ohio State Water Development Authority, (cont.)
   27,700,000       PCR, Refunding, Cleveland Electric, Series A, 8.00%, 10/01/23 ............................       30,197,432
    6,200,000      Toledo Edison, Series A, 8.00%, 05/15/19 ..................................................        6,588,554
      500,000     Pike County Hospital Facilities Revenue, National Church Residences, Series 1987,
                   Pre-Refunded, 9.875%, 07/01/17 ............................................................          539,710
    3,670,000     Seneca County Nursing HMR, Refunding and Improvement, Volunteers of America Care Facilities,
                    9.00%, 01/01/13 ..........................................................................        3,802,340
                  Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express,
    6,820,000      Project 1, 7.00%, 04/01/04 ................................................................        7,252,320
    1,125,000      Series 1991-1, 9.125%, 09/15/01 ...........................................................        1,218,398
    5,875,000      Series 1991-1, 9.125%, 09/15/13 ...........................................................        6,315,038
    5,385,000      Series 1994-1, 7.25%, 04/01/09 ............................................................        5,776,328
    8,200,000      Series 1994-1, 7.375%, 04/01/14 ...........................................................        8,806,882
   14,365,000      Series 1994-1, 7.50%, 04/01/19 ............................................................       15,444,099
                  Toledo-Lucas County Port Authority Development Revenue, Northwest Ohio Bond Fund,
    1,715,000      Series 1989-B, 9.00%, 11/15/08 ............................................................        1,851,771
    1,235,000      Series 1990-A, Pre-Refunded, 8.625%, 05/15/10 .............................................        1,416,039
    3,005,000      Series 1990-D, 8.25%, 05/15/20 ............................................................        3,186,051
    1,500,000     Willoughby IDR, Refunding, Ohio Presbyterian Retirement Services, Series A, 6.875%, 07/01/16        1,502,880
                                                                                                                   ------------
                                                                                                                    231,364,355
                                                                                                                   ------------
                  Oklahoma  0.8%
    6,335,000     Jackson County Memorial Hospital Authority Revenue, Refunding, Jackson County Memorial
                   Hospital Project, Pre-Refunded, 9.00%, 08/01/15 ...........................................        6,601,133
                  Tulsa Municipal Airport Transportation Revenue,
   12,845,000      American Airlines, Inc., 7.375%, 12/01/20 .................................................       13,704,202
   10,050,000      American Airlines Project, Refunding, 6.25%, 06/01/20 .....................................       10,192,911
    4,000,000     Valley View Hospital Authority, Oklahoma Revenue, Refunding, Valley View Regional Medical
                   Center, 6.00%, 08/15/14 ...................................................................        3,808,920
    2,500,000     Washington County Medical Authority Revenue, Bartlesville, Refunding, Jane Phillips Hospital,
                   Series A, Pre-Refunded, 8.50%, 11/01/10 ...................................................        2,764,825
                                                                                                                   ------------
                                                                                                                     37,071,991
                                                                                                                   ------------
                  Oregon  0.3%
    2,500,000     Northern Wasco County, Peoples Utilities District, Electric Revenue, FGIC Insured,
                   5.625%, 12/01/22 ..........................................................................        2,513,700
                  Oregon State Department of Administrative Services, COP, MBIA Insured,
    8,135,000      Series A, 5.50%, 11/01/20 .................................................................        8,059,914
    4,665,000      Series C, 5.75%, 05/01/17 .................................................................        4,729,050
                                                                                                                   ------------
                                                                                                                     15,302,664
                                                                                                                   ------------
                  Pennsylvania  6.7%
   10,000,000     Beaver County, Series A, MBIA Insured, 5.90%, 10/01/26 .....................................       10,219,400
                  Chartiers Valley Industrial and Commercial Development Authority Revenue, Refunding,
    5,250,000      Asbury Health Center Project, 7.40%, 12/01/15 .............................................        5,455,695
    6,000,000      First Mortgage, United Methodist Health Center, Series A, Pre-Refunded, 9.50% 12/01/15 ....        6,665,700
    5,000,000     Delaware County IDAR, Resources Recovery Project, Refunding, Series A, 8.10%, 12/01/13 .....        5,221,350
   20,750,000     Delaware River Port Authority, Pennsylvania and New Jersey Revenue, Series 1995,
                   FGIC Insured, 5.50%, 01/01/26 .............................................................       20,307,818
                  Pennsylvania (cont.)
$     980,000     Fayette County Hospital Authority Revenue, Refunding, Uniontown Hospital Project, Pre-Refunded,
                   7.625%, 07/01/15 ..........................................................................      $ 1,012,105
                  Franklin County IDA, Health Facilities Revenue, Encore Nursing Center, 07/01/11,
      650,000      10.375% ...................................................................................          736,619
    3,100,000      Refunding, 10.375% ........................................................................        3,501,946
    3,200,000     Gettysburg IDA, Health Facilities Revenue, Refunding, Encore Nursing Center, 10.375%, 07/01/11      3,626,432
    4,000,000     Lehigh County IDA, PCR, Refunding, Pennsylvania Power & Light Co. Project, Series A,
                   MBIA Insured, 6.15%, 08/01/29 .............................................................        4,165,040
                  Montgomery County Higher Education and Health Authority Revenue, United Hospital,
                   Pre-Refunded,
      200,000      Series A, 8.375%, 11/01/11 ................................................................          224,338
    3,560,000      Series A, 7.50%, 11/01/12 .................................................................        3,851,991
      750,000      Series A, 7.50%, 11/01/13 .................................................................          811,515
      600,000      Series A, 7.50%, 11/01/14 .................................................................          649,998
    3,940,000      Series B, 7.50%, 11/01/14 .................................................................        4,263,159
    1,600,000      Series B, 7.50%, 11/01/15 .................................................................        1,733,328
                  Montgomery County Higher Education and Health Authority Revenue,
    1,925,000      First Mortgage, Holy Redeemer Long-Term Care, Series A, 8.20%, 06/01/06 ...................        2,028,450
    3,500,000      First Mortgage, Holy Redeemer Long-Term Care, Series A, 8.00%, 06/01/22 ...................        3,619,245
    5,000,000      St. Joseph's University, Pre-Refunded, 8.30%, 06/01/10 ....................................        5,668,950
   10,000,000     Montgomery County IDAR, Resources Recovery, 7.50%, 01/01/12 ................................       10,736,800
                  Pennsylvania Convention Center Authority Revenue, Series A, Refunding,
    4,960,000      5.75%, 09/01/99 ...........................................................................        5,071,600
    5,000,000      6.25%, 09/01/04 ...........................................................................        5,360,600
   16,000,000      6.60%, 09/01/09 ...........................................................................       17,353,440
   20,760,000      6.70%, 09/01/14 ...........................................................................       22,442,183
   15,800,000      6.75%, 09/01/19 ...........................................................................       17,077,588
   10,000,000     Pennsylvania EDA, Resource Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ....       10,532,800
                  Pennsylvania State Higher Educational Facilities Authority Revenue, Series A,
    1,200,000      Medical College of Pennsylvania, Pre-Refunded, 8.375%, 03/01/11............................        1,319,148
   15,000,000      Health Services Revenue, Allegheny Delaware Valley Obligated Group, MBIA Insured,
                   5.875%, 11/15/16 ..........................................................................       15,323,100
    1,825,000     Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement, Series B,
                   MBIA Insured, 8.00%, 11/01/09 .............................................................        1,913,987
    2,850,000     Philadelphia Gas Works Revenue, 14th Series A, 6.375%, 07/01/26 ............................        2,933,933
    3,080,000     Philadelphia GO, Refunding, Series A, 6.00%, 05/15/05 ......................................        3,184,289
                  Philadelphia Municipal Authority Revenue, Lease,
    3,500,000      Refunding, Series D, 6.30%, 07/15/17 ......................................................        3,581,760
    3,460,000      Sub-Series C, 8.625%, 11/15/16 ............................................................        3,857,658
   25,500,000      Sub-Series C, Pre-Refunded, 8.625%, 11/15/16  .............................................       30,377,640
    3,000,000      Sub-Series D, 6.25%, 07/15/13 .............................................................        3,070,230
                  Philadelphia Water and Sewer Revenue,
   14,405,000      10th Series, ETM, 7.35%, 09/01/04 .........................................................       16,401,533
    9,750,000      16th Series, Pre-Refunded, 7.00%, 08/01/18 ................................................       10,754,640
   11,400,000     Pittsburg Water and Sewer Authority Revenue, Series B, 5.75%, 09/01/25 .....................       11,422,572
   15,130,000     Schuylkill County IDA, Resources Recovery Revenue, Refunding, Schuylkill Energy Resources, Inc.,
                   6.50%, 01/01/10 ...........................................................................       14,706,057
    8,130,000     South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
                   Series A, MBIA Insured, 5.75%, 07/01/16 ...................................................        8,169,512
    8,870,000     South Wayne County, Water and Sewer Authority Revenue, Refunding, 8.20%, 04/15/13 ..........        9,088,734
                  Pennsylvania (cont.)
$     100,000     Washington County Hospital Authority Revenue, Washington Hospital Project, Pre-Refunded,
                   9.50%, 07/01/17 ...........................................................................        $ 102,881
    5,025,000     Washington County IDA, PCR, West Pennsylvania Power Company, 6.05%, 04/01/14 ...............        5,220,523
                                                                                                                   ------------
                                                                                                                    313,766,287
                                                                                                                   ------------
                  Puerto Rico  0.1%
    1,875,000     Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue,
                   Series A, 7.75%, 07/01/08  ................................................................        1,987,050
                                                                                                                   ------------
                  Rhode Island  0.4%
    5,000,000     Rhode Island HFC, Homeownership Opportunity, Series 17-A, 6.25%, 04/01/17 ..................        5,096,950
                  Rhode Island State Health and Educational Building Corp. Revenue,
    6,000,000      Landmark Medical Center Assessment, 5.875%, 10/01/19 ......................................        5,995,920
    5,000,000      Lifespan Obligation Group, Refunding, MBIA Insured, 5.75%, 05/15/23 .......................        5,021,250
                  West Warwick GO, Series A,
    1,715,000      6.80%, 07/15/98 ...........................................................................        1,747,071
      170,000      7.00%, 08/15/02 ...........................................................................          176,249
      915,000      7.30%, 07/15/08 ...........................................................................          973,093
                                                                                                                   ------------
                                                                                                                     19,010,533
                                                                                                                   ------------
                  South Carolina  1.2%
    3,720,000     Charleston County Hospital Facilities, First Mortgage Revenue, Sandpiper Village, Inc.,
                   8.00%, 11/01/13 ...........................................................................        3,590,395
                  Piedmont Municipal Power Agency, Electricity Revenue, Refunding,
    9,500,000      6.55%, 01/01/16 ...........................................................................        9,539,425
    8,770,000      6.60%, 01/01/21 ...........................................................................        8,806,396
   32,500,000     South Carolina State Public Service Authority Revenue, Refunding, Series A, MBIA Insured,
                   5.75%, 01/01/22 ...........................................................................       32,757,400
                                                                                                                   ------------
                                                                                                                     54,693,616
                                                                                                                   ------------
                  South Dakota  0.3%
    5,000,000     South Dakota HDA, Homeownership Mortgage, Series A, 6.125%, 05/01/17........................        5,082,300
    3,500,000     South Dakota State Health and Educational Facilities Authority Revenue, Refunding, Prairie Lakes
                   Health Care, 7.25%, 04/01/22 ..............................................................        3,671,570
    3,000,000     Watertown Hospital Facilities Revenue, Prairie Lakes Health Care System Project, Pre-Refunded,
                   9.125%, 04/01/13 ..........................................................................        3,222,090
                                                                                                                   ------------
                                                                                                                     11,975,960
                                                                                                                   ------------
                  Tennessee  0.5%
    3,100,000     Knox County Health, Educational and Housing Facilities Board, MFHR, GNMA Secured,
                   Eastowne Village Project, 8.20%, 07/01/28 .................................................        3,228,433
                  Memphis-Shelby County Airport Authority, Special Facilities and Project Revenue,
                   Federal Express Corp.,
    3,250,000      Series 1982-B, 8.30%, 09/01/12 ............................................................        3,301,870
    6,000,000      Series 1984, 7.875%, 09/01/09 .............................................................        6,726,600
    5,000,000     Metropolitan Government, Nashville and Davidson County Public Improvements, 5.875%, 05/15/26        5,079,450
    2,900,000     Shelby County Health and Education Housing Facility Revenue, Beverly Enterprise,
                   10.125%, 12/01/11 .........................................................................        3,224,916
      200,000     Tennessee HDA, Financial Mortgage, Series A, 6.90%, 07/01/25 ...............................          211,662
                                                                                                                   ------------
                                                                                                                     21,772,931
                                                                                                                   ------------
                  Texas  2.8%
   10,000,000     Alliance Airport Authority, Special Facilities Revenue, Series 1990, 7.50%, 12/01/29 .......       10,727,700
    8,750,000     Bexar County Health Facilities Development Corp. Revenue, Refunding, Incarnate Word Health
                   Services, FSA Insured, 6.00%, 11/15/15 ....................................................        8,978,288
                  Texas (cont.)
                  Brazos River Authority, PCR,
$  16,000,000      Houston Light and Power Co., 8.25%, 05/01/19 ..............................................     $ 16,942,560
    1,675,000      Texas Utilities Electric Co. Project, Collateralized, Series 1988-A, 9.25%, 03/01/18 ......        1,781,798
    4,510,000     Coppell Special Assessment Gateway Project, 8.70%, 03/01/12 ................................        4,649,314
    5,491,000     Copperas Cove Health Facilities Development Corp., Hospital Revenue, First Mortgage,
                   Metroplex Health, Series B, Pre-Refunded, 9.125%, 12/01/19 ................................        6,197,033
    5,725,000     El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ....................................        6,197,599
                  Harris County Health Facilities Development Corp.,
   15,165,000     eHospital Revenue, Refunding, Memorial Hospital System Project, Series A, MBIA Insured,
                   5.75%, 06/01/19 ...........................................................................       14,883,538
    7,000,000      Special Facilities Revenue, Texas Medical Center Project, 6.00%, 05/15/20 .................        7,159,670
    4,550,000     Matagorda County Navigation District No. 1 Revenue, Refunding, Houston Light and Power Co.,
                   Collateralized, Series B, 7.70%, 02/01/19 .................................................        4,754,477
    2,000,000     Midland County Hospital District Revenue, Series 1989, Pre-Refunded, 8.375%, 06/01/02 ......        2,127,340
    5,300,000     National Research Laboratory Commission Financing Corp. Lease Revenue, Pre-Refunded,
                   7.10%, 12/01/21............................................................................        5,991,862
      250,000     Port of Corpus Christi IDC Revenue, Refunding, Valero Refining, Series A, 10.25%, 06/01/17 .          260,795
    8,000,000     Red River Authority, PCR, Refunding, West Texas Utilities Co., Public Service Co., Oklahoma
                   Central Power and Light Co., MBIA Insured, 6.00%, 06/01/20 ................................        8,216,320
    7,000,000     Sabine River Authority, PCR, Refunding, Southwestern Electric Power, MBIA Insured,
                   6.10%, 04/01/18 ...........................................................................        7,273,770
    6,000,000     San Antonio Texas Electric and Gas Revenue, Series 95, MBIA Insured, 5.375%, 02/01/18 ......        5,841,720
    3,000,000     Tarrant County, Texas Health Facilities Development Corp., Health Systems Revenue, Refunding,
                   Harris Methodist Health, AMBAC Insured, 5.125%, 09/01/12 ..................................        2,886,720
    7,430,000     Texas State GO, Veterans Housing Assistance Fund I, Refunding, Series A, 6.15%, 12/01/25 ...        7,605,051
    6,180,000     Texas State Turnpike Authority, Dallas North Throughway Revenue, President George Bush
                   Turnpike, FGIC Insured, 5.40%, 01/01/15 ...................................................        6,034,399
    4,000,000     Texas State Water Development Board Revenue, 6.00%, 07/15/13  ..............................        4,141,400
                                                                                                                   ------------
                                                                                                                    132,651,354
                                                                                                                   ------------
                  United States Territories  0.5%
    2,405,000     American Samoa EDA, Executive Office Building Revenue, 10.125%, 09/01/08 ...................        2,543,720
   14,000,000     Virgin Island Public Finance Authority Revenue, Refunding, Matching Fund Loan Notes, Series A,
                   7.25%, 10/01/18 ...........................................................................       15,067,360
                  Virgin Islands Water and Power Authority,
      400,000      Electric System Revenue, Series A, 7.40%, 07/01/11 ........................................          428,452
    4,000,000      Water Power Revenue, Series B, 7.60%, 01/01/12 ............................................        4,351,560
                                                                                                                   ------------
                                                                                                                     22,391,092
                                                                                                                   ------------
                  Utah  0.9%
    2,000,000     Box Elder County PCR, Nucor Corp. Project, 6.90%, 05/15/17 .................................        2,156,860
   16,800,000     Davis County Solid Waste Management Energy Recovery Revenue, Refunding, Special Services
                   District, 6.125%, 06/15/09 ................................................................       17,053,848
   11,000,000     Utah Assessed Municipal Power Systems Revenue, San Juan Project, 6.375%, 06/01/22 ..........       11,631,510
                  Utah State HFA, SFM,
       65,000      Series 1988-A, 9.625%, 07/01/00 ...........................................................           67,518
       75,000      Series 1988-B, 9.50%, 07/01/00 ............................................................           77,616
       45,000      Series 1988-B, 9.60%, 07/01/00 ............................................................           46,155
      170,000      Series 1988-C-1, 9.375%, 07/01/00 .........................................................          175,374
       55,000      Series 1988-E, 9.50%, 07/01/00 ............................................................           56,934
       40,000      Series 1988-F, 9.60%, 07/01/00 ............................................................           41,521
       55,000      Series 1988-G-2, 9.30%, 07/01/00 ..........................................................           55,751
                  Utah (cont.)
                  Utah State HFA, SFM, (cont.)
$      80,000      Series 1989-B, 9.25%, 07/01/01 ............................................................         $ 82,231
       75,000      Series 1990-A-2, 9.625%, 07/01/02 .........................................................           77,315
       85,000      Series 1990-B-2, 9.50%, 07/01/02 ..........................................................           87,429
      220,000      Series 1991-A-2, 9.45%, 07/01/03 ..........................................................          228,173
      250,000      Series 1991-B-2, 9.45%, 07/01/03 ..........................................................          259,858
      280,000      Series 1991-C-2, 9.05%, 07/01/03 ..........................................................          293,888
      555,000      Series 1991-D-2, 9.00%, 07/01/03 ..........................................................          582,456
      495,000      Series 1991-E-1, 8.70%, 07/01/03 ..........................................................          519,572
      650,000      Sub-Series B-2, 8.70%, 07/01/04 ...........................................................          682,416
      435,000      Sub-Series D, 8.45%, 07/01/04 .............................................................          449,855
    5,000,000     eWeber County Municipal Building Authority, Lease Revenue, Refunding, MBIA Insured,
                   5.75%, 12/15/19............................................................................        4,950,000
                                                                                                                   ------------
                                                                                                                     39,576,280
                                                                                                                   ------------
                  Virginia  0.5%
    9,725,000     Hanover County, Virginia IDA Hospital Revenue, Memorial Regional Medical Center Project,
                   MBIA Insured, 5.50%, 08/15/25 .............................................................        9,346,600
    2,855,000     Norfolk Water Revenue, AMBAC Insured, 5.375%, 11/01/23 .....................................        2,720,844
    3,000,000     Upper Occoquan Sewer Authority, Virginia Regional Sewer Revenue, Series A, MBIA Insured,
                   5.15%, 07/01/20 ...........................................................................        2,847,600
    9,715,000     Virginia State HDA Commonwealth Mortgage, Series D, Sub Series D-3, 6.125%, 01/01/19 .......        9,866,165
                                                                                                                   ------------
                                                                                                                     24,781,209
                                                                                                                   ------------
                  Washington  1.0%
    2,370,000     Chelan County PUD No. 1, Columbia River Rock, First Hydro Electric System Revenue,
                   6.375%, 06/01/29 ..........................................................................        2,395,525
    2,675,000     Washington State Health Care Facilities Authority Revenue, Swedish Hospital Medical Center,
                   AMBAC Insured, 6.30%, 11/15/22 ............................................................        2,778,630
                  Washington State Public Power Supply System Revenue, Refunding
   13,395,000      Nuclear Project No. 1, Series A,MBIA Insured, 5.75%, 07/01/11 .............................       13,650,577
    5,000,000      Nuclear Project No. 1, Series C, Pre-Refunded, 8.00%, 07/01/17 ............................        5,645,050
   20,300,000      Nuclear Project No. 2, Series A, 6.00%, 07/01/12 ..........................................       20,420,379
    3,000,000      Nuclear Project No. 2, Series A, 6.50%, 07/01/15 ..........................................        3,134,430
    1,000,000     Yakima-Tieton Irrigation District Revenue, Refunding, Pre-Refunded, 8.40%, 06/01/18 ........        1,055,050
                                                                                                                   ------------
                                                                                                                     49,079,641
                                                                                                                   ------------
                  West Virginia  0.4%
   10,000,000     West Virginia State Hospital Finance Authority, Hospital Revenue, 7.25%, 07/01/20 ..........       10,306,100
                  West Virginia State Water Development Authority Revenue,
    1,550,000      Loan Program II, Series A, Pre-Refunded, 8.625%, 11/01/28 .................................        1,695,251
    2,790,000      Loan Program II, Series A, Pre-Refunded, 8.125%, 11/01/29 .................................        3,029,326
    2,480,000      Solid Waste Management, Series C, 8.125%, 08/01/15 ........................................        2,689,262
                                                                                                                   ------------
                                                                                                                     17,719,939
                                                                                                                   ------------
                  Wisconsin  1.5%
   12,840,000     Wisconsin Central District, Wisconsin Tax Revenue, Junior Dedicated, Series B, 5.75%, 12/15/27     12,783,504
    2,485,000     Wisconsin Housing EDA, Home Ownership Revenue, Series C, 6.15%, 09/01/17 ...................        2,525,729
                  Wisconsin State Health and Educational Facilities Authority Revenue,
    1,000,000      Bethany Lutheran Home of La Crosse, 8.75%, 12/01/06 .......................................        1,038,910
    9,510,000      Franciscan Health System, Inc. Project, 6.25%, 11/15/20 ...................................        9,838,761
    6,000,000      Franciscan Health System, Inc. Project, Pre-Refunded, 8.375%, 03/01/05 ....................        6,766,440
                  Wisconsin (cont.)
                  Wisconsin State Health and Educational Facilities Authority Revenue, (cont.)
$   6,000,000      Franciscan Health System, Inc. Project, Pre-Refunded 8.50%, 03/01/20 ......................      $ 6,787,260
    5,000,000      Refunding, Felician Health Care, Series A, AMBAC Insured, 7.00%, 01/01/15 .................        5,335,750
   22,055,000     eSisters of Sorrowful Mother, Series A, MBIA Insured, 5.90%, 08/15/24 ......................       22,204,271
                                                                                                                   ------------
                                                                                                                     67,280,625
                                                                                                                   ------------
                  Wyoming  0.3%
    1,575,000     Natrona County Health Care Facility Revenue, Luthercare, Inc. Project, 9.25%, 07/15/08 .....        1,609,792
   10,500,000     Sweetwater County PCR, Refunding, Idaho Power Co., Series A, 6.05%, 07/15/26 ...............       10,776,780
    1,000,000     Wyoming CDA Revenue, Series 1, 6.15%, 06/01/17 .............................................        1,023,520
                                                                                                                   ------------
                                                                                                                     13,410,092
                                                                                                                   ------------
                       Total Bonds (Cost $4,270,616,406)  ....................................................    4,500,916,045
                                                                                                                   ------------
                  Zero Coupon Bonds  2.5%
                  Akron Ohio COP, Akron Municipal Baseball Stadium Project, Capital Appreciation,
    1,700,000      (original accretion rate 6.30%), 12/01/05 .................................................        1,317,228
    1,685,000      (original accretion rate 6.40%), 12/01/06 .................................................        1,266,732
    1,750,000      (original accretion rate 6.50%), 12/01/07 .................................................        1,351,455
    2,500,000      (original accretion rate 6.90%), 12/01/16 .................................................        1,889,150
                  City of Troy, Municipal Assistance Corp., Series C, MBIA Insured, Capital Appreciation,
      428,010      (original accretion rate 8.00%), 07/15/21 .................................................          106,806
      649,658      (original accretion rate 8.00%), 01/15/22 .................................................          157,562
                  San Francisco City and County RDA, Lease Revenue, George Moscone Center,
    3,750,000      (original accretion rate 7.00%), 07/01/09 .................................................        1,844,925
    4,500,000      (original accretion rate 7.00%), 07/01/10 .................................................        2,063,205
    4,500,000      (original accretion rate 7.05%), 07/01/12 .................................................        1,800,090
    4,250,000      (original accretion rate 7.05%), 07/01/13 .................................................        1,588,778
    2,250,000      (original accretion rate 7.05%), 07/01/14 .................................................          791,910
                  San Joaquin Hills Transportation, Corridor Agency Toll Road Revenue, Junior Lien,
    7,400,000      (original accretion rate 8.50%), 01/01/04 .................................................        4,827,538
    8,000,000      (original accretion rate 8.75%), 01/01/05 .................................................        4,865,200
    9,000,000      (original accretion rate 8.60%), 01/01/06 .................................................        5,114,250
    9,400,000      (original accretion rate 8.60%), 01/01/07 .................................................        4,986,324
   10,400,000      (original accretion rate 8.60%), 01/01/08 .................................................        5,144,984
   21,900,000      (original accretion rate 8.75%), 01/01/09 .................................................       10,093,929
   15,000,000      (original accretion rate 8.75%), 01/01/10 .................................................        6,435,150
   30,100,000      (original accretion rate 8.50%), 01/01/12 .................................................       11,235,728
   52,700,000      (original accretion rate 9.00%), 01/01/24 .................................................        8,345,572
   45,200,000      (original accretion rate 9.00%), 01/01/25 .................................................        6,682,368
  131,900,000      (original accretion rate 9.00%), 01/01/26 .................................................       18,206,157
  139,100,000      (original accretion rate 9.00%), 01/01/27 .................................................       17,924,426
                                                                                                                   ------------
                       Total Zero Coupon Bonds (Cost $84,946,923) ............................................      118,039,467
                                                                                                                   ------------
                       Total Long Term Investments (Cost $4,355,563,329) .....................................    4,618,955,512
                                                                                                                   ------------
                 aShort Term Investments  1.1%
                  Allegheny County Pennsylvania Hospital Development Authority Revenue, Presbyterian Health
                   Center, MBIA Insured, Weekly VRDN and Put, 3.35%, 03/01/20,
    3,600,000      Series A ..................................................................................        3,600,000
    2,000,000      Series C ..................................................................................        2,000,000
      500,000      Series D ..................................................................................          500,000
    4,400,000     Burke County Georgia Development Authority, PCR, Georgia Power Co. Vogtle, Series 4,
                   Daily VRDN and Put, 3.45%, 09/01/25 .......................................................        4,400,000
                 aShort Term Investments (cont.)..............................................................
                  Fort Wayne Indiana Hospital Authority Revenue, Parkview Memorial Hospital, Weekly VRDN
                   and Put, Series B, 3.30%,
$     200,000      01/01/16 ..................................................................................        $ 200,000
      300,000      01/01/20 ..................................................................................          300,000
    9,800,000     Irvine Ranch California Water District, Construction Refunding, Series A, Daily VRDN and Put,
                   3.25%, 05/01/09 ...........................................................................        9,800,000
    7,000,000     Irvine Ranch California Water District, Weekly VRDN and Put, 1.75%, 04/01/33 ...............        7,000,000
    3,300,000     Jacksonville Florida PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put,
                   3.45%, 05/01/29 ...........................................................................        3,300,000
      400,000     Kentucky Development Finance Authority Revenue, Pooled Loan Program, Series A, FGIC Insured,
                   Weekly VRDN and Put, 3.30%, 12/01/15 ......................................................          400,000
    6,400,000     New Jersey EDA, EDR, Dow Chemical, El Dorado Terminals, Series 1984-A, Refunding,
                   Daily VRDN and Put, 3.30%, 05/01/01 .......................................................        6,400,000
    4,000,000     New York City GO, Sub-Series E5, Daily VRDN and Put, 3.45%, 08/01/18 .......................        4,000,000
      900,000     .....Oregon State Health Housing Educational and Cultural Facilities Authority, Weekly VRDN
                   and Put, 3.35%, 07/01/25 ..................................................................          900,000
    7,700,000     Perry County Mississippi PCR, Refunding, Leaf River Forest Project, Daily VRDN and Put,
                   3.50%, 03/01/02 ...........................................................................        7,700,000
                                                                                                                   ------------
                       Total Short Term Investments (Cost $50,500,000) .......................................       50,500,000
                                                                                                                   ------------
                            Total Investments (Cost $4,406,063,329)  99.4% ...................................    4,669,455,512
                            Other Assets and Liabilities, Net  0.6% ..........................................       30,202,020
                                                                                                                   ------------
                            Net Assets  100.0% ...............................................................   $4,699,657,532
                                                                                                                   ============


                  At February 28, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $4,406,065,829 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost .............................................................    $ 280,581,874
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value .............................................................      (17,192,191)
                                                                                                                   ------------
                  Net unrealized appreciation ................................................................    $ 263,389,683
                                                                                                                   ============



PORTFOLIO ABBREVIATIONS:

1915 Act - Improvement Bond Act of 1915
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Agency
CDD      - Community Development District
CFD      - Community Facilities District
CRDA     - Community Redevelopment Agency
COP      - Certificate of Participation
EDA      - Economic Development Authority
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FI/GML   - Federally Insured or Guaranteed Mortgage Loans
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HFA      - Housing Finance Authority/Agency
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
ID       - Improvement District
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority/Agency Revenue
IDC      - Industrial Development Corp.
IDR      - Industrial Development Revenue
L.P.     - Limited Partnership
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
PCR      - Pollution Control Revenue
PUD      - Public Utility District
RDA      - Redevelopment Agency
SF       - Single Family
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
USD      - Unified School District



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

bThe bond pays interest based upon the issuer's ability to pay which may be less than the stated interest rate.

eSee Note 1(h) regarding securities purchased on a when-issued basis.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
February 28, 1997

                                                                     Franklin        Franklin         Franklin        Franklin
                                                                      Arizona        Colorado        Connecticut       Indiana
                                                                     Tax-Free        Tax-Free         Tax-Free        Tax-Free
                                                                    Income Fund     Income Fund      Income Fund     Income Fund
                                                                    ----------      -----------      -----------    ----------
Assets:
 Investments in securities:
  At identified cost..........................................   $709,492,712      $232,716,576    $172,431,695     $47,475,788
                                                                    __________      ___________      ___________    __________
                                                                    __________      ___________      ___________    __________
 At value.....................................................    751,330,962       246,517,352     184,121,420      50,415,458
Cash..........................................................        267,539           190,267         910,857         203,551
Receivables:
 Interest.....................................................      9,335,364         4,109,677       2,818,562         624,530
 Investment securities sold...................................             --            65,000              --              --
 Capital shares sold..........................................        523,035         1,467,768         332,357             958
                                                                    __________      ___________      ___________    __________
      Total assets............................................    761,456,900       252,350,064     188,183,196      51,244,497
                                                                    __________      ___________      ___________    __________
Liabilities:
 Payables:
  Investment securities purchased on a when-issued basis
   (Note 1)...................................................      1,727,542         9,423,494               --             --
  Distributions payable to shareholders.......................      1,125,693           359,617          253,058         68,193
  Capital shares repurchased..................................        319,634           133,705               --             --
  Management fees.............................................        305,142           111,224           88,561         26,634
  Distribution fees...........................................        101,049            37,283           29,173          6,134
  Shareholder servicing costs.................................         30,000             9,070            6,303          1,855
Accrued expenses and other liabilities........................         27,298            13,095            8,605          4,364
                                                                    __________      ___________      ___________    __________
     Total liabilities........................................      3,636,358        10,087,488          385,700        107,180
                                                                    __________      ___________      ___________    __________
Net assets, at value..........................................   $757,820,542      $242,262,576     $187,797,496    $51,137,317
                                                                    __________      ___________      ___________    __________
                                                                    __________      ___________      ___________    __________
Net assets consist of:
 Undistributed net investment income..........................      $ 163,313         $ 353,668         $ 19,798      $ 116,031
 Net unrealized appreciation on investments...................     41,838,250        13,800,776       11,689,725      2,939,670
 Accumulated net realized gain (loss) from investments........        781,030          (939,203)      (6,520,219)      (420,541)
 Class I capital shares.......................................    709,557,654       223,434,604      178,474,968     48,502,157
 Class II capital shares......................................      5,480,295         5,612,731        4,133,224             --
                                                                    ----------      -----------      -----------    ----------
Net assets, at value..........................................   $757,820,542      $242,262,576     $187,797,496    $51,137,317
                                                                    __________      ___________      ___________    __________
                                                                    __________      ___________      ___________    __________
Class I shares:
 Net assets, at value.........................................   $752,334,731      $236,608,480     $183,648,719    $51,137,317
                                                                    __________      ___________      ___________    __________
                                                                    __________      ___________      ___________    __________
 Shares outstanding...........................................     66,912,442        20,055,377       16,811,298      4,344,574
                                                                    __________      ___________      ___________    __________
                                                                    __________      ___________      ___________    __________
 Net asset value per share*...................................         $11.24            $11.80           $10.92         $11.77
                                                                    __________      ___________      ___________    __________
                                                                    __________      ___________      ___________    __________
 Maximum offering price per share (100/95.75 of
  net asset value per share)..................................         $11.74            $12.32           $11.40         $12.29
                                                                    __________      ___________      ___________    __________
                                                                    __________      ___________      ___________    __________
Class II shares:

 Net assets, at value.........................................    $ 5,485,811       $ 5,654,096      $ 4,148,777             --
                                                                    __________      ___________      ___________    __________
                                                                    __________      ___________      ___________    __________
 Shares outstanding...........................................        485,678           477,543          379,133             --
                                                                    __________      ___________      ___________    __________
                                                                    __________      ___________      ___________    __________
 Net asset value per share*...................................         $11.30            $11.84           $10.94         --
                                                                    __________      ___________      ___________    __________
                                                                    __________      ___________      ___________    __________
 Maximum offering price per share (100/99 of
 net asset value per share)...................................         $11.41            $11.96           $11.05          --
 ..............................................................      __________      ___________      ___________    __________
                                                                    __________      ___________      ___________    __________


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
February 28, 1997

                                                                     Franklin       Franklin        Franklin         Franklin
                                                                     Michigan      New Jersey        Oregon        Pennsylvania
                                                                     Tax-Free       Tax-Free        Tax-Free         Tax-Free
                                                                    Income Fund    Income Fund     Income Fund      Income Fund
                                                                     ---------     -----------     -----------      -----------
Assets:
 Investments in securities:
  At identified cost...........................................     $3,712,326    $549,037,616     $363,611,890    $624,079,339
                                                                     =========     ===========     ===========      ===========
  At value.....................................................      3,780,758     578,931,965      385,452,643     658,202,955
 Cash..........................................................         23,812         200,599          268,045         534,597
 Receivables:
  Interest.....................................................         74,388       8,954,422        5,982,450      12,064,843
  Investment securities sold...................................             --              --               --              --
  From affiliates..............................................          6,381              --               --              --
  Capital shares sold..........................................          1,437         876,760        1,040,739         997,759
 Unamortized organization and offering costs (Note 2) .........          5,522              --               --              --
                                                                     ---------     -----------     -----------      -----------
     Total assets..............................................      3,892,298     588,963,746      392,743,877     671,800,154
                                                                     ---------     -----------     -----------      -----------
Liabilities:
 Payables:
  Investment securities purchased..............................             --              --          206,902              --
  Distributions payable to shareholders........................          5,726         777,723          499,971       1,032,193
  Capital shares repurchased...................................             --          27,217          678,558          66,730
  Management fees..............................................             --         241,203          167,398         272,113
  Distribution fees............................................             80          92,355           59,759          97,719
  Shareholder servicing costs..................................            130          16,849           13,450          28,272
Accrued expenses and other liabilities.........................          2,232          21,934           15,102          29,475
                                                                     ---------     -----------     -----------      -----------
     Total liabilities.........................................          8,168       1,177,281        1,641,140       1,526,502
                                                                     ---------     -----------     -----------      -----------
Net assets, at value...........................................     $3,884,130    $587,786,465     $391,102,737    $670,273,652
                                                                     =========     ===========     ===========      ===========
Net assets consist of:
 Undistributed net investment income...........................       $ 38,055     $ 1,032,211      $ 1,470,171       $ 373,927
 Net unrealized appreciation on investments....................         68,432      29,894,349       21,840,753      34,123,616
 Accumulated net realized gain (loss) from investments.........          3,604      (3,298,503)      (5,271,794)      2,801,890
 Class I capital shares........................................      3,774,039     547,122,169      366,006,722     621,102,021
 Class II capital shares.......................................             --      13,036,239        7,056,885      11,872,198
                                                                     ---------     -----------     -----------      -----------
Net assets, at value...........................................     $3,884,130    $587,786,465     $391,102,737    $670,273,652
                                                                     =========     ===========     ===========      ===========
Class I shares:
 Net assets, at value..........................................     $3,884,130    $574,691,263     $384,003,056    $658,339,041
                                                                     =========     ===========     ===========      ===========
 Shares outstanding............................................        372,799      49,487,969       33,251,901      63,366,366
                                                                     =========     ===========     ===========      ===========
 Net asset value per share*....................................         $10.42          $11.61          $11.55           $10.39
                                                                     =========     ===========     ===========      ===========
 Maximum offering price per share (100/95.75 of
  net asset value per share)...................................         $10.88          $12.13          $12.06           $10.85
                                                                     =========     ===========     ===========      ===========
Class II shares:
 Net assets, at value..........................................             --    $ 13,095,202      $ 7,099,681    $ 11,934,611
                                                                     =========     ===========     ===========      ===========
 Shares outstanding............................................             --       1,123,282          611,702       1,144,565
                                                                     =========     ===========     ===========      ===========
 Net asset value per share*....................................             --          $11.66          $11.61           $10.43
                                                                     =========     ===========     ===========      ===========
 Maximum offering price per share (100/99 of
  net asset value per share)...................................             --          $11.78          $11.73           $10.54
                                                                     =========     ===========     ===========      ===========



*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
February 28, 1997

                                                                                  Franklin     Franklin Federal     Franklin
                                                                                 Puerto Rico     Intermediate-     High Yield
                                                                                  Tax-Free       Term Tax-Free      Tax-Free
                                                                                 Income Fund      Income Fund      Income Fund
                                                                                 -----------      -----------     -------------
Assets:
 Investments in securities:
  At identified cost........................................................    $179,801,629      $99,799,239    $4,406,063,329
                                                                                 ===========      ===========     =============
  At value..................................................................     188,637,355      102,717,457     4,669,455,512
 Cash.......................................................................         205,695          273,647         9,472,987
 Receivables:
  Interest..................................................................       2,974,316        1,628,102        82,962,603
  Investment securities sold................................................       2,268,302               --        10,581,791
  Capital shares sold.......................................................         614,858          332,400        15,675,778
                                                                                 -----------      -----------     -------------
     Total assets...........................................................     194,700,526      104,951,606     4,788,148,671
                                                                                 -----------      -----------     -------------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery.........................................................              --               --        29,510,000
   When-issued basis (Note 1)...............................................              --               --        47,323,016
  Distributions payable to shareholders.....................................         291,544          140,376         7,205,040
  Capital shares repurchased................................................          60,283           33,173         1,403,113
  Management fees...........................................................          91,322           43,988         1,781,791
  Distribution fees.........................................................          26,032            7,818           864,552
  Shareholder servicing costs...............................................          10,300            3,670           156,100
 Accrued expenses and other liabilities.....................................          16,607            7,411           247,527
                                                                                 -----------      -----------     -------------
     Total liabilities......................................................         496,088          236,436        88,491,139
                                                                                 -----------      -----------     -------------
Net assets, at value........................................................    $194,204,438     $104,715,170    $4,699,657,532
                                                                                 ===========      ===========     =============
Net assets consist of:
 Undistributed net investment income........................................             $--        $ 265,520               $--
 Accumulated distributions in excess of net investment income...............        (107,458)              --        (3,265,863)
 Net unrealized appreciation on investments.................................       8,835,726        2,918,218       263,392,183
 Accumulated net realized gain (loss) from investments......................         238,515       (1,166,099)      (47,958,683)
 Class I capital shares.....................................................     183,556,082      102,697,531     4,295,050,285
 Class II capital shares....................................................       1,681,573               --       192,439,610
                                                                                 -----------      -----------     -------------
Net assets, at value........................................................    $194,204,438     $104,715,170    $4,699,657,532
                                                                                 ===========      ===========     =============
Class I shares:
 Net assets, at value.......................................................    $192,524,924     $104,715,170    $4,505,257,865
                                                                                 ===========      ===========     =============
 Shares outstanding.........................................................      16,724,178        9,571,206       402,071,454
                                                                                 ===========      ===========     =============
 Net asset value per share*.................................................          $11.51           $10.94            $11.21
                                                                                 ===========      ===========     =============
 Maximum offering price per share (100/95.75 of net asset value per share)..          $12.02           $11.19+           $11.71
                                                                                 ===========      ===========     =============
Class II shares:
 Net assets, at value.......................................................     $ 1,679,514               --     $ 194,399,667
                                                                                 ===========      ===========     =============
 Shares outstanding.........................................................         145,675               --        17,258,275
                                                                                 ===========      ===========     =============
 Net asset value per share*.................................................          $11.53              --             $11.26
                                                                                 ===========      ===========     =============
 Maximum offering price per share (100/99 of net asset value per share).....          $11.65              --             $11.37
                                                                                 ===========      ===========     =============


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

+The maximum offering price for Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at 100/97.75 of $10.94.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Operations
for the year ended February 28, 1997

                                                                         Franklin       Franklin       Franklin       Franklin
                                                                          Arizona       Colorado      Connecticut      Indiana
                                                                         Tax-Free       Tax-Free       Tax-Free       Tax-Free
                                                                        Income Fund    Income Fund    Income Fund    Income Fund
                                                                         ---------      ---------      ---------      ---------
Investment income:
 Interest ........................................................     $46,564,625    $14,255,850    $11,209,703     $3,241,085
                                                                         ---------      ---------      ---------      ---------
Expenses:
 Management fees (Note 6).........................................       3,627,685      1,259,548      1,012,114        311,799
 Distribution fees - Class I (Note 6).............................         597,968        185,151        147,447         43,261
 Distribution fees - Class II (Note 6)............................          23,510         22,601         19,030             --
 Shareholder servicing costs (Note 6).............................         193,676         72,679         53,092         21,411
 Reports to shareholders..........................................         128,185         44,066         30,814         11,887
 Pricing service fees.............................................          43,782         19,501         12,432         11,496
 Professional fees................................................          19,805          6,636          5,480          2,278
 Registration and filing fees.....................................          11,640          5,217          3,761            251
 Trustees' fees and expenses......................................           9,794          2,923          2,284            658
 Custodian fees...................................................           7,446          2,205          1,692            969
 Other............................................................           3,723          4,379          6,206          4,605
                                                                         ---------       ---------      ---------      ---------
     Total expenses...............................................       4,667,214      1,624,906      1,294,352        408,615
                                                                         _________       _________      _________      _________
     Net investment income........................................      41,897,411     12,630,944      9,915,351      2,832,470
                                                                         _________       _________      _________      _________
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss).........................................       2,134,164        947,229       (367,976)       451,723
 Net unrealized appreciation (depreciation).......................      (4,443,512)    (1,527,211)       244,537       (363,352)
                                                                         ---------      ---------      ---------      ---------
Net realized and unrealized gain (loss) on investments............      (2,309,348)      (579,982)      (123,439)        88,371
                                                                         ---------      ---------      ---------      ---------
Net increase in net assets resulting from operations..............     $39,588,063    $12,050,962    $ 9,791,912     $2,920,841
                                                                         =========      =========      =========      =========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Operations (cont.)
for the year ended February 28, 1997

                                                                         Franklin      Franklin       Franklin        Franklin
                                                                         Michigan     New Jersey       Oregon       Pennsylvania
                                                                         Tax-Free      Tax-Free       Tax-Free        Tax-Free
                                                                       Income Fund*   Income Fund    Income Fund     Income Fund
                                                                         ---------     ---------      ---------       ---------
Investment income:
 Interest ..........................................................      $107,197    $35,570,143    $23,503,310    $42,166,002
                                                                         ---------      ---------      ---------      ---------
Expenses:
 Management fees (Note 6)...........................................        12,802      2,827,318      1,964,313      3,181,417
 Distribution fees - Class I (Note 6)...............................           425        465,966        310,677        530,612
 Distribution fees - Class II (Note 6)..............................            --         54,156         27,073         46,762
 Shareholder servicing costs (Note 6)...............................           465        197,300        112,939        239,985
 Reports to shareholders............................................           709        127,693         67,131        141,106
 Pricing service fees ..............................................         2,399         25,035         33,096         27,216
 Professional fees..................................................         1,067         15,722         10,516         17,333
 Registration and filing fees.......................................            --          5,739          5,358          6,303
 Trustees' fees and expenses........................................            42          7,438          4,938          8,458
 Custodian fees.....................................................            20          5,630          3,857          6,429
 Amortization of organization and offering costs (Note 2)...........         6,843             --             --             --
 Other..............................................................           100         14,966            988         21,793
 Management fees waived by manager (Note 6).........................       (12,802)            --             --             --
 Other expenses assumed by manager (Note 6).........................        (5,205)            --             --             --
                                                                         ---------      ---------      ---------      ---------
     Total expenses.................................................         6,865      3,746,963      2,540,886      4,227,414
                                                                         ---------      ---------      ---------      ---------
     Net investment income..........................................       100,332     31,823,180     20,962,424     37,938,588
                                                                         ---------      ---------      ---------      ---------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss)...........................................         3,604      2,380,405        (67,453)     5,857,039
 Net unrealized appreciation (depreciation).........................        68,432     (5,332,217)    (1,899,285)    (8,671,626)
                                                                         ---------      ---------      ---------      ---------
Net realized and unrealized gain (loss) on investments..............        72,036     (2,951,812)    (1,966,738)    (2,814,587)
                                                                         ---------      ---------      ---------      ---------
Net increase in net assets resulting from operations................      $172,368    $28,871,368    $18,995,686    $35,124,001
                                                                         =========      =========      =========      =========



*For the period July 1, 1996 (effective date) to February 28, 1997.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Operations (cont.)
for the year ended February 28, 1997

                                                                                    Franklin    Franklin Federal     Franklin
                                                                                   Puerto Rico  Intermediate-Term   High Yield
                                                                                    Tax-Free        Tax-Free         Tax-Free
                                                                                   Income Fund     Income Fund      Income Fund
                                                                                   ---------      ------------      -----------
Investment income:
 Interest ....................................................................    $12,160,727        $5,446,523    $292,727,577
                                                                                   ---------      ------------      -----------
Expenses:
 Management fees (Note 6).....................................................      1,083,818           586,462      19,114,157
 Distribution fees - Class I (Note 6).........................................        153,743            86,612       3,477,778
 Distribution fees - Class II (Note 6)........................................          6,694                --         701,819
 Shareholder servicing costs (Note 6).........................................         82,854            29,676       1,271,298
 Reports to shareholders......................................................         49,099            27,102         803,018
 Pricing service fees ........................................................          1,216            17,130         113,704
 Professional fees............................................................          2,444             3,460         370,619
 Registration and filing fees.................................................         22,973            23,776         347,975
 Trustees' fees and expenses..................................................          2,488             1,197          53,787
 Custodian fees...............................................................          1,917               956          51,155
 Other........................................................................          5,367             3,760         127,968
 Management fees waived by manager (Note 6)...................................             --          (147,619)             --
                                                                                   ---------      ------------      -----------
     Total expenses...........................................................      1,412,613           632,512      26,433,278
                                                                                   ---------      ------------      -----------
     Net investment income....................................................     10,748,114         4,814,011     266,294,299
                                                                                   ---------      ------------      -----------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss).....................................................      2,031,659           (99,478)     (1,562,428)
 Net unrealized appreciation (depreciation) ..................................     (1,447,567)          157,409      23,745,558
                                                                                   ---------      ------------      -----------
Net realized and unrealized gain on investments...............................        584,092            57,931      22,183,130
                                                                                   ---------      ------------      -----------
Net increase in net assets resulting from operations..........................    $11,332,206        $4,871,942    $288,477,429
                                                                                   =========      ============      ===========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended February 28, 1997
and February 29, 1996

                                                                         Franklin Arizona                Franklin Colorado
                                                                       Tax-Free Income Fund            Tax-Free Income Fund
                                                                      -----------------------         -----------------------
                                                                       1997            1996            1997            1996
                                                                    -----------     -----------     -----------     -----------
Increase (decrease) in net assets:
Operations:
 Net investment income.........................................    $ 41,897,411    $ 41,892,601    $ 12,630,944    $ 11,758,049
 Net realized gain from security transactions..................       2,134,164      11,019,710         947,229       1,875,938
 Net unrealized appreciation (depreciation) on investments.....      (4,443,512)     12,069,384      (1,527,211)      6,034,367
                                                                    -----------     -----------     -----------     -----------
       Net increase in net assets resulting from operations....      39,588,063      64,981,695      12,050,962      19,668,354
Distributions to shareholders from:
 Undistributed net investment income (Note 8):
  Class I......................................................     (42,443,851)    (42,358,865)    (12,524,223)    (11,642,273)
  Class II.....................................................        (182,399)        (39,644)       (173,036)        (27,047)
 Accumulated net realized capital gains:
  Class I......................................................      (3,059,354)     (7,829,470)             --              --
  Class II.....................................................         (16,297)        (17,168)             --              --
Increase in net assets from capital share transactions (Note 3)      11,244,680      17,152,083      25,643,888      14,702,000
                                                                    -----------     -----------     -----------     -----------
      Net increase in net assets...............................       5,130,842      31,888,631      24,997,591      22,701,034
Net assets:
 Beginning of year.............................................     752,689,700     720,801,069     217,264,985     194,563,951
                                                                    -----------     -----------     -----------     -----------
 End of year...................................................    $757,820,542    $752,689,700    $242,262,576    $217,264,985
                                                                    ===========     ===========     ===========     ===========
Undistributed net investment income included in net assets:
 Beginning of year.............................................       $ 892,152     $ 1,398,060       $ 419,983       $ 331,254
                                                                    ===========     ===========     ===========     ===========
 End of year...................................................       $ 163,313       $ 892,152       $ 353,668       $ 419,983
                                                                    ===========     ===========     ===========     ===========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the years ended February 28, 1997
and February 29, 1996

                                                                         Franklin Connecticut             Franklin Indiana
                                                                         Tax-Free Income Fund           Tax-Free Income Fund
                                                                        -----------------------         ---------------------
                                                                         1997            1996            1997           1996
                                                                      -----------     -----------     ----------    ----------
Increase (decrease) in net assets:
Operations:
 Net investment income...........................................     $ 9,915,351     $ 9,270,000    $ 2,832,470    $ 2,763,463
 Net realized gain (loss) from security transactions.............        (367,976)        (46,957)       451,723        354,703
 Net unrealized appreciation (depreciation) on investments.......         244,537       4,696,045       (363,352)     1,058,994
                                                                      -----------     -----------     ----------     ----------
      Net increase in net assets resulting from operations.......       9,791,912      13,919,088      2,920,841      4,177,160
Distributions to shareholders from:
 Undistributed net investment income (Note 8):
  Class I........................................................      (9,979,953)     (9,244,580)    (2,822,030)    (2,714,978)
  Class II.......................................................        (150,117)        (25,612)            --             --
Increase in net assets from capital share transactions (Note 3)..      19,434,877       8,428,442      2,089,230        903,637
                                                                      -----------     -----------     ----------     ----------
      Net increase in net assets.................................      19,096,719      13,077,338      2,188,041      2,365,819
Net assets:
 Beginning of year...............................................     168,700,777     155,623,439     48,949,276     46,583,457
                                                                      -----------     -----------     ----------     ----------
 End of year.....................................................    $187,797,496    $168,700,777    $51,137,317    $48,949,276
                                                                      ===========     ===========     ==========     ==========
Undistributed net investment income included in net assets:
 Beginning of year...............................................       $ 234,517       $ 234,709      $ 105,591       $ 57,106
                                                                      ===========     ===========     ==========     ==========
 End of year.....................................................        $ 19,798       $ 234,517      $ 116,031      $ 105,591
                                                                      ===========     ===========     ==========     ==========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the years ended February 28, 1997
and February 29, 1996

                                                     Franklin
                                                 Michigan Tax-Free      Franklin New Jersey               Franklin Oregon
                                                    Income Fund        Tax-Free Income Fund            Tax-Free Income Fund
                                                   ------------      ------------------------        ------------------------
                                                       1997*            1997           1996            1997            1996
                                                   ------------      -----------    -----------     -----------    ------------
Increase (decrease) in net assets:
Operations:
 Net investment income.........................       $ 100,332     $ 31,823,180   $ 31,357,363    $ 20,962,424    $ 19,990,315
 Net realized gain (loss) from
  security transactions........................           3,604        2,380,405      4,841,385         (67,453)        212,997
 Net unrealized appreciation (depreciation)
  on investments...............................          68,432       (5,332,217)    13,508,714      (1,899,285)     11,590,457
                                                   ------------      -----------    -----------     -----------    ------------
      Net increase in net assets resulting
       from operations.........................         172,368       28,871,368     49,707,462      18,995,686      31,793,769
Distributions to shareholders from:
 Undistributed net investment income (Note 8):
  Class I......................................         (62,277)     (31,578,177)   (30,636,840)    (20,472,473)    (19,773,493)
  Class II.....................................              --         (413,207)       (64,859)       (200,164)        (35,195)
Increase in net assets from capital share
 transactions (Note 3).........................       3,774,039       21,501,084     16,462,806      15,320,784      16,015,941
                                                   ------------      -----------    -----------     -----------    ------------
      Net increase in net assets...............       3,884,130       18,381,068     35,468,569      13,643,833      28,001,022
Net assets:
 Beginning of year.............................              --      569,405,397    533,936,828     377,458,904     349,457,882
                                                   ------------      -----------    -----------     -----------    ------------
 End of year...................................      $3,884,130     $587,786,465   $569,405,397    $391,102,737    $377,458,904
                                                   ============      ===========    ===========     ===========    ============
Undistributed net investment income included
 in net assets:
  Beginning of year............................              --      $ 1,200,415      $ 544,751     $ 1,180,384       $ 998,757
                                                   ============      ===========    ===========     ===========    ============
  End of year..................................        $ 38,055      $ 1,032,211    $ 1,200,415     $ 1,470,171     $ 1,180,384
                                                   ============      ===========    ===========     ===========    ============



*For the period July 1, 1996 (effective date) to February 28, 1997.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the years ended February 28, 1997
and February 29, 1996

                                                                       Franklin Pennsylvania           Franklin Puerto Rico
                                                                       Tax-Free Income Fund            Tax-Free Income Fund
                                                                      -----------------------         -----------------------
                                                                       1997            1996            1997            1996
                                                                    ----------      ----------      -----------     -----------
Increase (decrease) in net assets:
Operations:
 Net investment income.........................................    $ 37,938,588    $ 36,650,100    $ 10,748,114    $ 10,582,586
 Net realized gain from security transactions..................       5,857,039       1,771,090       2,031,659         874,797
 Net unrealized appreciation (depreciation) on investments.....      (8,671,626)     15,569,248      (1,447,567)      3,863,282
                                                                    ----------      ----------      -----------     -----------
      Net increase in net assets resulting from operations.....      35,124,001      53,990,438      11,332,206      15,320,665
Distributions to shareholders from:
 From undistributed net investment income (Note 8):
  Class I......................................................     (37,722,774)    (37,185,584)    (10,680,927)    (10,726,805)
  Class II.....................................................        (374,193)        (53,292)        (52,013)         (7,485)
 In excess of net investment income:
  Class I......................................................              --              --        (107,458)        (15,174)
 Accumulated net realized capital gains:
  Class I......................................................              --              --      (1,706,390)       (154,421)
  Class II.....................................................              --              --         (13,384)           (176)
Increase in net assets from capital share transactions (Note 3)      30,290,107      38,838,955       4,322,499       9,805,800
                                                                    ----------      ----------      -----------     -----------
     Net increase in net assets................................      27,317,141      55,590,517       3,094,533      14,222,404
Net assets:
 Beginning of year.............................................     642,956,511     587,365,994     191,109,905     176,887,501
                                                                    ----------      ----------      -----------     -----------
 End of year...................................................    $670,273,652    $642,956,511    $194,204,438    $191,109,905
                                                                    ==========      ==========      ===========     ===========
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  Beginning of year............................................       $ 532,306     $ 1,121,082       $ (15,174)      $ 151,704
                                                                    ==========      ==========      ===========     ===========
  End of year..................................................       $ 373,927       $ 532,306      $ (107,458)      $ (15,174)
                                                                    ==========      ==========      ===========     ===========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the years ended February 28, 1997
and February 29, 1996

                                                                          Franklin
                                                                  Federal Intermediate-Term            Franklin High Yield
                                                                    Tax-Free Income Fund              Tax-Free Income Fund
                                                                   ----------------------           -------------------------
                                                                     1997           1996             1997             1996
                                                                  -----------    ----------      ------------     ------------
Increase (decrease) in net assets:
Operations:
 Net investment income.......................................     $ 4,814,011    $ 4,009,484     $ 266,294,299    $ 236,161,328
 Net realized gain (loss) from security transactions.........         (99,478)        28,851        (1,562,428)      10,004,172
 Net unrealized appreciation on investments..................         157,409      3,289,690        23,745,558      127,528,753
                                                                  -----------    ----------      ------------     ------------
      Net increase in net assets resulting from operations...       4,871,942      7,328,025       288,477,429      373,694,253
Distributions to shareholders from:
 Undistributed net investment income (Note 8):
  Class I....................................................      (4,748,392)    (3,973,970)     (263,983,718)    (233,856,809)
  Class II...................................................              --             --        (6,203,344)        (937,218)
 In excess of net investment income:
  Class I....................................................              --             --        (3,211,797)              --
  Class II...................................................              --             --           (54,066)              --
Increase in net assets from capital share transactions (Note 3)    18,624,135      8,636,138       849,323,079      409,140,087
                                                                  -----------    ----------      ------------     ------------
Net increase in net assets...................................      18,747,685     11,990,193       864,347,583      548,040,313
Net assets:
 Beginning of year...........................................      85,967,485     73,977,292     3,835,309,949    3,287,269,636
                                                                  -----------    ----------      ------------     ------------
 End of year.................................................    $104,715,170    $85,967,485    $4,699,657,532   $3,835,309,949
                                                                  ===========    ==========      ============     ============
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  Beginning of year..........................................       $ 199,901      $ 164,387       $ 3,892,763      $ 2,525,462
                                                                  ===========    ==========      ============     ============
  End of year................................................       $ 265,520      $ 199,901      $ (3,265,863)     $ 3,892,763
                                                                  -----------    ----------      ------------     ------------
                                                                  -----------    ----------      ------------     ------------



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is an open-end, management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of twenty-eight separate funds. This report pertains only to the eleven Funds (the Funds) included in the accompanying financial statements. Each fund seeks to provide tax-free income. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. All funds in this report are diversified except the Franklin Connecticut Tax-Free Income Fund, the Franklin Michigan Tax-Free Income Fund, and the Franklin Federal Intermediate-Term Tax-Free Income Fund.

All of the funds within this report, except the Franklin Indiana Tax-Free Income Fund, the Franklin Michigan Tax-Free Income Fund, and the Franklin Federal Intermediate-Term Tax-Free Income Fund, offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares.

The Franklin Michigan Tax-Free Income Fund became effective July 1, 1996.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of a security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Municipal Bonds or Notes with "Puts":

The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average to maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put will be deemed to mature on the last day on which the put may be exercised.

c. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

d. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

e. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount and premium are amortized as required by the Internal Revenue Code. The Funds normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the day following the receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-dividend date. Once each month dividends are reinvested in additional shares of the Funds, or paid in cash as requested by the shareholders.

Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Net investment income differs for financial statement and tax purposes primarily due to timing differences between book and tax recognition of dividend distributions.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. Securities Purchased on a When-Issued Basis or Delayed Delivery Basis:

The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.


2. UNAMORTIZED ORGANIZATION AND OFFERING COSTS

Organization costs are amortized on a straight-line basis over five years. Offering costs are amortized on a straight-line basis over one year.


3. TRUST SHARES

At February 28, 1997, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in each of the Funds' shares for the years ended February 28, 1997 and February 29, 1996 were as follows:


                                                   Franklin Arizona            Franklin Colorado         Franklin Connecticut
                                                 Tax-Free Income Fund        Tax-Free Income Fund        Tax-Free Income Fund
                                                 --------------------        --------------------        ---------------------
Class I Shares:                                 Shares        Amount        Shares        Amount         Shares       Amount
                                               --------     ----------     --------     ----------      --------    -----------
1997
 Shares sold................................   7,998,298    $89,211,140    3,365,949    $39,446,492    3,013,488    $32,678,988
 Shares issued in reinvestment
  of distributions..........................   1,620,931     18,115,046      515,694      6,032,862      403,771      4,380,528
 Shares redeemed............................  (8,930,597)   (99,662,995)  (2,036,403)   (23,803,038)  (1,853,538)   (20,103,171)
                                               --------     ----------     --------     ----------      --------    -----------
Net increase................................     688,632    $ 7,663,191    1,845,240    $21,676,316    1,563,721    $16,956,345
                                               ========     ==========     ========     ==========      ========    ===========
1996
 Shares sold................................   7,740,101    $87,844,314    2,791,482    $32,551,013    2,410,965    $26,182,802
 Shares issued in reinvestment
  of distributions..........................   1,757,603     19,931,360      476,428      5,551,957      388,517      4,213,410
 Shares redeemed............................  (8,159,585)   (92,522,397)  (2,153,219)   (25,046,129)  (2,173,137)   (23,622,462)
                                               --------     ----------     --------     ----------      --------    -----------
Net increase................................   1,338,119    $15,253,277    1,114,691    $13,056,841      626,345    $ 6,773,750
                                               ========     ==========     ========     ==========      ========    ===========
Class II Shares:
1997
 Shares sold................................     376,534    $ 4,223,178      429,745    $ 5,050,296      231,440    $ 2,513,435
 Shares issued in reinvestment
  of distributions..........................      11,069        124,484       10,140        119,253        9,160         99,611
 Shares redeemed............................     (68,188)      (766,173)    (101,865)    (1,201,977)     (12,392)      (134,514)
                                               --------     ----------     --------     ----------      --------    -----------
Net increase................................     319,415    $ 3,581,489      338,020    $ 3,967,572      228,208    $ 2,478,532
                                               ========     ==========     ========     ==========      ========    ===========
1996*
 Shares sold................................     177,823    $ 2,030,215      141,464    $ 1,668,359      152,190    $ 1,668,825
 Shares issued in reinvestment
  of distributions..........................       2,660         30,423        1,733         20,489        1,584         17,430
 Shares redeemed............................     (14,220)      (161,832)      (3,674)       (43,689)      (2,849)       (31,563)
                                               --------     ----------     --------     ----------      --------    -----------
Net increase................................     166,263    $ 1,898,806      139,523    $ 1,645,159      150,925    $ 1,654,692
                                               ========     ==========     ========     ==========      ========    ===========



3. TRUST SHARES (cont.)


                                                        Franklin Indiana         Franklin Michigan        Franklin New Jersey
                                                      Tax-Free Income Fund    Tax-Free Income Fund **    Tax-Free Income Fund
                                                       ------------------        -----------------       ---------------------
Class I Shares:                                       Shares      Amount       Shares      Amount       Shares        Amount
                                                      -------    ---------     ------     ---------    --------     -----------
1997
 Shares sold.....................................    534,226     $6,210,915   379,169    $3,839,046    6,265,119    $72,134,679
 Shares issued in reinvestment of distributions..    128,039      1,490,773     4,786        49,840    1,388,739     15,999,117
 Shares redeemed.................................   (481,802)    (5,612,458)  (11,156)     (114,847)  (6,530,752)   (75,138,395)
                                                      -------    ---------     ------     ---------    --------     -----------
Net increase.....................................    180,463     $2,089,230   372,799    $3,774,039    1,123,106    $12,995,401
                                                      =======    =========     ======     =========    ========     ===========
1996
 Shares sold.....................................    479,381     $5,583,028        --            --    6,190,382    $71,492,146
 Shares issued in reinvestment of distributions..    126,481      1,469,667        --            --    1,344,993     15,524,726
 Shares redeemed.................................   (529,309)    (6,149,058)       --            --   (6,497,336)   (75,084,622)
                                                      -------    ---------     ------     ---------    --------     -----------
Net increase.....................................     76,553      $ 903,637        --            --    1,038,039    $11,932,250
                                                      =======    =========     ======     =========    ========     ===========
Class II Shares:
1997
 Shares sold.....................................         --             --        --            --      823,396    $ 9,520,495
 Shares issued in reinvestment of distributions..         --             --        --            --       25,105        290,846
 Shares redeemed.................................         --             --        --            --     (112,665)    (1,305,658)
                                                      -------    ---------     ------     ---------    --------     -----------
Net increase.....................................         --             --        --            --      735,836    $ 8,505,683
                                                      =======    =========     ======     =========    ========     ===========
1996*
 Shares sold.....................................         --             --        --            --      404,242    $ 4,729,454
 Shares issued in reinvestment of distributions..         --             --        --            --        3,829         44,861
 Shares redeemed.................................         --             --        --            --      (20,625)      (243,759)
                                                      -------    ---------     ------     ---------    --------     -----------
Net increase.....................................         --             --        --            --      387,446    $ 4,530,556
                                                      =======    =========     ======     =========    ========     ===========



                                                   Franklin Oregon           Franklin Pennsylvania       Franklin Puerto Rico
                                                Tax-Free Income Fund         Tax-Free Income Fund        Tax-Free Income Fund
                                                --------------------         --------------------        ---------------------
Class I Shares:                                 Shares        Amount        Shares        Amount         Shares       Amount
                                               --------     ----------     --------     ----------      --------    -----------
1997
 Shares sold...............................    3,911,445   $44,814,258     7,716,132    $79,515,366    1,806,977    $20,742,655
 Shares issued in reinvestment
  of distributions.........................    1,008,332    11,559,976     1,565,965     16,144,953      539,619      6,199,054
 Shares redeemed...........................   (4,024,495)  (46,078,866)   (7,195,099)   (74,139,499)  (2,068,913)   (23,766,109)
                                               --------     ----------     --------     ----------      --------    -----------
Net increase...............................      895,282   $10,295,368     2,086,998    $21,520,820      277,683    $ 3,175,600
                                               ========     ==========     ========     ==========      ========    ===========
1996
 Shares sold...............................    3,896,034   $44,750,241     8,023,170    $83,104,424    2,153,385    $24,780,430
 Shares issued in reinvestment
  of distributions.........................      954,645    10,942,187     1,487,883     15,404,590      448,570      5,163,882
 Shares redeemed...........................   (3,636,816)  (41,707,956)   (6,062,378)   (62,772,970)  (1,796,798)   (20,673,187)
                                               --------     ----------     --------     ----------      --------    -----------
Net increase...............................    1,213,863   $13,984,472     3,448,675    $35,736,044      805,157    $ 9,271,125
                                               ========     ==========     ========     ==========      ========    ===========
Class II Shares:
1997
 Shares sold...............................      464,993   $ 5,357,866       881,728    $ 9,122,622      144,789    $ 1,664,480
 Shares issued in reinvestment
  of distributions.........................       13,728       158,332        23,191        240,276        3,261         37,572
 Shares redeemed...........................      (42,568)     (490,782)      (57,329)      (593,611)     (48,280)      (555,153)
                                               --------     ----------     --------     ----------      --------    -----------
Net increase...............................      436,153   $ 5,025,416       847,590    $ 8,769,287       99,770    $ 1,146,899
                                               ========     ==========     ========     ==========      ========    ===========
1996*
 Shares sold...............................      192,124   $ 2,224,478       301,187    $ 3,147,038       46,373      $ 540,107
 Shares issued in reinvestment
  of distributions.........................        2,129        24,744         2,993         31,318          372          4,344
 Shares redeemed...........................      (18,704)     (217,753)       (7,205)       (75,445)        (840)        (9,777)
                                               --------     ----------     --------     ----------      --------    -----------
Net increase...............................      175,549   $ 2,031,469       296,975    $ 3,102,911       45,905      $ 534,674
                                               ========     ==========     ========     ==========      ========    ===========



3. TRUST SHARES (cont.)


                                                                            Franklin Federal
                                                                            Intermediate-Term           Franklin High Yield
                                                                          Tax-Free Income Fund         Tax-Free Income Fund
                                                                          --------------------        -----------------------
Class I Shares:                                                          Shares        Amount         Shares         Amount
                                                                        --------     ----------      ---------    -------------
1997
 Shares sold........................................................    4,345,155    $47,044,282    96,413,033   $1,068,273,093
 Shares issued in reinvestment of distributions.....................      258,673      2,803,060     9,358,868      103,625,570
 Shares redeemed....................................................   (2,881,216)   (31,223,207)  (42,224,510)    (467,143,238)
                                                                        --------     ----------      ---------    -------------
Net increase........................................................    1,722,612    $18,624,135    63,547,391    $ 704,755,425
                                                                        ========     ==========      =========    =============
1996
 Shares sold........................................................    2,586,067    $28,048,002    62,180,938    $ 688,556,031
 Shares issued in reinvestment of distributions.....................      204,492      2,206,996     7,940,979       87,687,277
 Shares redeemed....................................................   (2,002,142)   (21,618,860)  (37,569,351)    (414,975,177)
                                                                        --------     ----------      ---------    -------------
Net increase........................................................      788,417    $ 8,636,138    32,552,566    $ 361,268,131
                                                                        ========     ==========      =========    =============
Class II Shares:
1997
 Shares sold........................................................           --             --    13,680,514    $ 152,469,159
 Shares issued in reinvestment of distributions.....................           --             --       304,948        3,402,828
 Shares redeemed....................................................           --             --    (1,013,757)     (11,304,333)
                                                                        --------     ----------      ---------    -------------
Net increase........................................................           --             --    12,971,705    $ 144,567,654
                                                                        ========     ==========      =========    =============
1996*
 Shares sold........................................................           --             --     4,395,108     $ 49,085,510
 Shares issued in reinvestment of distributions.....................           --             --        40,544          454,078
 Shares redeemed....................................................           --             --      (149,082)      (1,667,632)
                                                                        --------     ----------      ---------    -------------
Net increase........................................................           --             --     4,286,570     $ 47,871,956
                                                                        ========     ==========      =========    =============

*For the period May 1, 1995 to February 29, 1996.
**For the period July 1, 1996 (effective date) to February 28,1997.



4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At February 28, 1997, for tax purposes, the Funds had accumulated net realized gains or capital loss carryovers as follows:


                                                                            Franklin      Franklin      Franklin      Franklin
                                                                             Arizona      Michigan    Pennsylvania   Puerto Rico
                                                                            Tax-Free      Tax-Free      Tax-Free      Tax-Free
                                                                           Income Fund   Income Fund   Income Fund   Income Fund
                                                                            ---------     ---------     ---------     ---------
Accumulated net realized gains .........................................     $784,812        $3,604    $2,801,890       $238,515
                                                                            =========     =========     =========     =========


                                                                            Franklin      Franklin      Franklin      Franklin
                                                                            Colorado     Connecticut     Indiana     New Jersey
                                                                            Tax-Free      Tax-Free      Tax-Free      Tax-Free
                                                                           Income Fund   Income Fund   Income Fund   Income Fund
                                                                            ---------     ---------     ---------     ---------
Capital loss carryovers
 Expiring in: 2001......................................................     $     --    $  261,598      $     --     $       --
              2003......................................................      938,315     5,817,978       420,541      3,298,503
              2004......................................................           --        46,957            --             --
              2005......................................................           --       322,502            --             --
                                                                            ---------     ---------     ---------     ---------
                                                                             $938,315    $6,449,035      $420,541     $3,298,503
                                                                            =========     =========     =========     =========



4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS (cont.)


                                                                            Franklin      Franklin      Franklin
                                                                             Oregon     Intermediate-  High Yield
                                                                            Tax-Free    Term Tax-Free   Tax-Free
                                                                           Income Fund   Income Fund   Income Fund
                                                                            ---------     ---------     ---------
Capital loss carryovers
 Expiring in: 2001.....................................................  $     74,144    $       --    $        --
              2002.....................................................        54,202            --     22,886,561
              2003.....................................................     5,075,995     1,066,621     23,501,819
              2005.....................................................        67,453        99,478      1,567,803
                                                                            ---------     ---------     ---------
                                                                           $5,271,794    $1,166,099    $47,956,183
                                                                            =========     =========     =========


For income tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at February 28, 1997, by $3,782 in the Franklin Arizona Tax-Free Income Fund, $888 in the Franklin Colorado Tax-Free Income Fund, $25,710 in the Franklin Connecticut Tax-Free Income Fund, and $2,500 in the Franklin High Yield Income Fund.

From November 1, 1996 through February 28, 1997, the Franklin Connecticut Tax-Free Income Fund incurred $45,474 of net realized capital loss. As permitted by tax regulations, the Fund intends to elect to defer this loss and treat it as having arisen in the year ended February 28, 1998.


5. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended February 28, 1997 were as follows:


                                             Franklin       Franklin       Franklin      Franklin       Franklin      Franklin
                                              Arizona       Colorado      Connecticut     Indiana       Michigan     New Jersey
                                             Tax-Free       Tax-Free       Tax-Free      Tax-Free       Tax-Free      Tax-Free
                                            Income Fund    Income Fund    Income Fund   Income Fund   Income Fund*   Income Fund
                                            ----------      ---------      ---------     ---------      ---------     ---------
Purchases ..............................   $129,908,867    $60,821,610   $41,903,034    $14,012,356    $4,977,346    $70,297,766
Sales ..................................   $122,961,347    $31,497,889   $25,035,280    $11,473,269    $1,268,994    $49,868,458



                                                       Franklin       Franklin       Franklin   Franklin Federal     Franklin
                                                        Oregon      Pennsylvania    Puerto Rico   Intermediate-     High Yield
                                                       Tax-Free       Tax-Free       Tax-Free     Term Tax-Free      Tax-Free
                                                      Income Fund    Income Fund    Income Fund    Income Fund      Income Fund
                                                       ---------      ---------     ----------     -----------      -----------
Purchases ........................................    $34,017,652   $174,463,751    $40,465,281    $37,644,410    $1,122,050,189
Sales ............................................    $16,649,637   $142,957,704    $39,684,403    $20,611,320     $ 284,554,364


*For the period July 1, 1996 (effective date) to February 28, 1997.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Investment Advisory Services, Inc. (Investment Advisory) and Franklin Advisers, Inc. (Advisers) provide investment advice, administrative services, office space and facilities for the Franklin Connecticut Tax-Free Income Fund and the remaining Funds, respectively, and receive fees computed monthly based on the net assets of each Fund on the last day of the month as follows:


       Annualized Fee Rate   Month End Net Assets
       -------------         ----------------------------------
       0.625%                First $100 million
       0.50%                 Over $100 million, up to and including $250 million
       0.45%                 In excess of $250 million


Under agreements with Advisers and Investment Advisory, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds. The fee is paid by Advisers and Investment Advisory and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

Advisers agreed in advance to waive management fees for the Michigan Tax-Free Income Fund and the Federal Intermediate-Term Income Fund, as noted in the Statement of Operations.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the year ended February 28, 1997, aggregated $2,275,375, of which $2,103,261 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Funds reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.10% per annum for Class I and 0.65% per annum for Class II, if applicable, of the average daily net assets of such class of all the Funds, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $6,901,285 for the year ended February 28, 1997.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors and the amounts paid to other dealers and any applicable contingent deferred sales charges for the year ended February 28, 1997 were as follows:


                                                  Franklin      Franklin      Franklin    Franklin      Franklin     Franklin
                                                   Arizona      Colorado    Connecticut   Indiana       Michigan     New Jersey
                                                  Tax-Free     Tax-Free       Tax-Free    Tax-Free      Tax-Free     Tax-Free
                                                 Income Fund  Income Fund    Income Fund Income Fund  Income Fund * Income Fund
                                                   ---------     ---------    ---------    ---------    ----------    ---------
Total commissions received......................   $2,438,719     $838,759     $958,649     $200,618        $43,942   $2,075,332
Paid to other dealers...........................   $2,349,878     $894,731     $941,716     $187,512        $41,357   $2,053,792
Contingent deferred sales charges...............      $ 2,749      $ 6,126        $ 711           --             --      $ 4,080


                                                                                           Franklin
                                                   Franklin      Franklin     Franklin      Federal      Franklin
                                                    Oregon     Pennsylvania  Puerto Rico Intermediate-  High Yield
                                                   Tax-Free      Tax-Free     Tax-Free   Term Tax-Free   Tax-Free
                                                  Income Fund   Income Fund  Income Fund  Income Fund   Income Fund
                                                   ---------     ---------    ---------    ---------    ----------
Total commissions received......................   $1,398,757   $2,594,028     $621,195     $301,298    $26,688,526
Paid to other dealers...........................   $1,352,774   $2,516,617     $594,810     $313,622    $27,555,809
Contingent deferred sales charges...............      $ 2,950     $ 31,296      $ 2,964           --       $ 52,856


*For the period July 1, 1996 (effective date) to February 28, 1997.

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, Investment Advisory, FT Services and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


7. CREDIT RISK

All of the Funds' investments are in the securities of issuers within their respective states and U.S. territories and possessions except for the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund. The Franklin Federal Intermediate-Term Tax-Free Income Fund has investments in excess of 10% of its total net assets in the states of California, Florida and New York. The Franklin High Yield Tax-Free Income Fund has investments in excess of 10% of its total net assets in the states of California and New York. Such concentration may subject the Funds more significantly to economic changes occurring within those states and U.S. territories and possessions.

The Franklin High Yield Tax-Free Income Fund has 28.1% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


8. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period, by Fund, are as follows:


                             Per Share Operating Performance                                 Ratios/Supplemental Data
                 -------------------------------------------------------               ------------------------------------
                                                                                                                    Ratio of
                              Net                                                                                      Net
           Net              Realized   Total    Distri-   Distri-            Net                           Ratio of  Invest-
          Asset             & Unreal-   From    butions   butions           Asset                 Net      Expenses   ment    Port-
          Value      Net    ized Gain  Invest-  From Net   From             Value              Assets at      to    Income to folio
 Year    at Begin-  Invest-  (Loss)     ment    Invest-  Realized  Total      at                 End of     Average  Average  Turn-
 Ended   ning of     ment  on Securi-  Opera-    ment     Capital  Distri-  End of    Total      Period       Net      Net    over
Feb. 28, Period     Income    ties      tions   Income    Gains    butions  Period  Return++++ (in 000's)  Assets*** Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------
Franklin Arizona Tax-Free Income Fund:
Class I Shares:
 1993    $10.82      $.68    $.733    $1.413    $(.663)   $  --    $(.663)  $11.57    13.22%   $  707,702    .55%    6.11%    5.67%
 1994     11.57       .66     .020      .680     (.670)      --     (.670)   11.58     5.76       796,838    .54     5.65    14.17
 1995     11.58       .65    (.481)     .169     (.639)      --     (.639)   11.11     1.63       720,801    .60     5.86    18.65
 1996     11.11       .64     .362     1.002     (.651)   (.121)    (.772)   11.34     9.24       750,797    .62     5.67    25.12
 1997     11.34       .62    (.038)     .582     (.636)   (.046)    (.682)   11.24**   5.33       752,335    .62     5.59    16.57
Class II Shares:
 19962    11.15       .49     .344      .834     (.483)   (.121)    (.604)   11.38     7.60         1,892   1.20*    5.05*   25.12
 1997     11.38       .57    (.033)     .537     (.571)   (.046)    (.617)   11.30     4.89         5,486   1.19     5.01    16.57
Franklin Colorado Tax-Free Income Fund:
Class I Shares:
 1993     11.00       .70     .845     1.545     (.695)      --     (.695)   11.85    14.26       159,280    .67     6.20     5.66
 1994     11.85       .68     .100      .780     (.690)      --     (.690)   11.94     6.49       202,158    .64     5.69    10.85
 1995     11.94       .67    (.568)     .102     (.662)      --     (.662)   11.38     1.05       194,564    .70     5.94    28.83
 1996     11.38       .67     .453     1.123     (.663)      --     (.663)   11.84    10.12       215,609    .71     5.73    17.58
 1997     11.84       .66    (.039)     .621     (.661)      --     (.661)   11.80     5.44       236,609    .71     5.59    14.13
Class II Shares:
 19962    11.40       .50     .461      .961     (.491)      --     (.491)   11.87     8.57         1,656   1.29*    5.12*   17.58
 1997     11.87       .59    (.024)     .566     (.596)      --     (.596)   11.84     4.93         5,654   1.28     4.99    14.13
Franklin Connecticut Tax-Free Income Fund:
Class I Shares:
 1993     10.49       .64     .664     1.304     (.634)      --     (.634)   11.16    12.60       126,816    .69     5.97    28.52
 1994     11.16       .62     .080      .700     (.630)      --     (.630)   11.23     6.16       163,050    .65     5.54     5.54
 1995     11.23       .62    (.597)     .023     (.613)      --     (.613)   10.64      .37       155,623    .71     5.83    75.72
 1996     10.64       .62     .319      .939     (.619)      --     (.619)   10.96     9.04       167,045    .73     5.70     3.88
 1997     10.96       .61    (.025)     .585     (.625)      --     (.625)   10.92     5.52       183,649    .72     5.62    14.53
Class II Shares:
 19962    10.65       .47     .312      .782     (.462)      --     (.462)   10.97     7.45         1,656   1.30*    5.12*    3.88
 1997     10.97       .60    (.066)     .529     (.564)      --     (.564)   10.94     5.03         4,149   1.29     5.01    14.53
Franklin Indiana Tax-Free Income Fund:
Class I Shares:
 1993     11.07       .71     .828     1.538     (.708)      --     (.708)   11.90    14.10        37,367    .59     6.16     7.98
 1994     11.90       .68     .108      .788     (.678)      --     (.678)   12.01     6.53        47,870    .71     5.62    16.12
 1995     12.01       .66    (.608)     .052     (.662)      --     (.662)   11.40      .58        46,583    .81     5.84    26.49
 1996     11.40       .67     .350     1.020     (.660)      --     (.660)   11.76     9.20        48,949    .80     5.80    10.56
 1997     11.76       .66     .011      .671     (.661)      --     (.661)   11.77     5.91        51,137    .82     5.69    23.54
Franklin Michigan Tax-Free Income Fund:
Class I Shares:
 19973    10.00       .30     .315      .615     (.195)      --     (.195)   10.42     6.17         3,884    .34*    4.90*   42.83
Franklin New Jersey Tax-Free Income Fund:
Class I Shares:
 1993     11.16       .69     .694     1.384     (.688)   (.006)    (.694)   11.85    12.55       433,702    .59     6.06    14.12
 1994     11.85       .67    (.016)     .654     (.684)      --     (.684)   11.82     5.39       561,130    .57     5.60     4.16
 1995     11.82       .66    (.550)     .110     (.650)      --     (.650)   11.28     1.12       533,937    .63     5.86    31.05
 1996     11.28       .65     .389     1.039     (.639)      --     (.639)   11.68     9.43       564,864    .65     5.65    12.04
 1997     11.68       .64    (.063)     .577     (.647)      --     (.647)   11.61     5.13       574,691    .64     5.58     8.87
Class II Shares:
 19962    11.30       .49     .403      .893     (.473)      --     (.473)   11.72     8.02         4,542   1.23*    5.15*   12.04
 1997     11.72       .57    (.053)     .517     (.577)      --     (.577)   11.66     4.57        13,095   1.21     5.01     8.87



8. FINANCIAL HIGHLIGHTS (cont.)


                             Per Share Operating Performance                                 Ratios/Supplemental Data
                 -------------------------------------------------------               ------------------------------------
                                                                                                                    Ratio of
                              Net                                                                                      Net
           Net              Realized   Total    Distri-   Distri-            Net                           Ratio of  Invest-
          Asset             & Unreal-   From    butions   butions           Asset                 Net      Expenses   ment    Port-
          Value      Net    ized Gain  Invest-  From Net   From             Value              Assets at      to    Income to folio
 Year    at Begin-  Invest-  (Loss)     ment    Invest-  Realized  Total      at                 End of     Average  Average  Turn-
 Ended   ning of     ment  on Securi-  Opera-    ment     Capital  Distri-  End of    Total      Period       Net      Net    over
Feb. 28, Period     Income    ties      tions   Income    Gains    butions  Period  Return++++ (in 000's)  Assets*** Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------
Franklin Oregon Tax-Free Income Fund:
Class I Shares:
 1993    $11.02      $.66    $.702    $1.362    $(.652)   $  --    $(.652)  $11.73    12.52%    $ 303,719    .62%    5.87%    7.78%
 1994     11.73       .64    (.021)     .619     (.649)      --     (.649)   11.70     5.15       375,684    .58     5.47     9.42
 1995     11.70       .63    (.493)     .137     (.617)      --     (.617)   11.22     1.36       349,458    .65     5.71    26.44
 1996     11.22       .63     .377     1.007     (.627)      --     (.627)   11.60     9.19       375,415    .66     5.51     6.52
 1997     11.60       .63    (.055)     .575     (.625)      --     (.625)   11.55     5.13       384,003    .66     5.52     4.47
Class II Shares:
 19962    11.23       .47     .414      .884     (.464)      --     (.464)   11.65     7.99         2,044   1.24*    4.87*    6.52
 1997     11.65       .56    (.042)     .518     (.558)      --     (.558)   11.61     4.59         7,100   1.23     4.93     4.47
Franklin Pennsylvania Tax-Free Income Fund:
Class I Shares:
 1993      9.84       .64     .703     1.343     (.633)      --     (.633)   10.55    13.84       505,845    .58     6.34     5.87
 1994     10.55       .63     .014      .644     (.634)      --     (.634)   10.56     5.99       615,546    .56     5.90     4.73
 1995     10.56       .62    (.406)     .214     (.614)      --     (.614)   10.16     2.22       587,366    .63     6.15    12.91
 1996     10.16       .62     .287      .907     (.627)      --     (.627)   10.44     9.15       639,847    .64     5.96     9.71
 1997     10.44       .60    (.044)     .559     (.606)      --     (.606)   10.39     5.53       658,339    .64     5.84    22.24
Class II Shares:
 19962    10.17       .47     .302      .772     (.472)      --     (.472)   10.47     7.71         3,110   1.22*    5.36*    9.71
 1997     10.47       .55    (.047)     .503     (.543)      --     (.543)   10.43     4.98        11,935   1.21     5.22    22.24
Franklin Puerto Rico Tax-Free Income Fund:
Class I Shares:
 1993     11.12       .70     .673    1.373      (.683)      --     (.683)   11.81    12.48       144,806    .69     6.18    10.37
 1994     11.81       .68     .034     .714      (.694)      --     (.694)   11.83     5.95       175,036    .66     5.77     5.10
 1995     11.83       .67    (.504)    .166      (.686)      --     (.686)   11.31     1.60       176,888    .73     5.95    18.30
 1996     11.31       .66     .299     .959      (.669)+  (.010)    (.679)   11.59     8.68       190,577    .74     5.71    27.99
 1997     11.59       .65     .025     .675      (.651)++ (.104)    (.755)   11.51     6.03       192,525    .73     5.62    21.09
Class II Shares:
 19962    11.32       .50     .304     .804      (.494)   (.010)    (.504)   11.62     7.21           533   1.32*    5.16*   27.99
 1997     11.62       .58     .020     .600      (.586)   (.104)    (.690)   11.53     5.33         1,679   1.30     5.04    21.09
Franklin Federal Intermediate-Term Tax-Free Income Fund:
Class I Shares:
 19931    10.00       .14     .499     .639      (.099)      --     (.099)   10.54    14.77*        9,192     --     5.49*   22.54
 1994     10.54       .52     .289     .809      (.549)      --     (.549)   10.80     7.82        67,603    .30     4.93    28.76
 1995     10.80       .54    (.331)    .209      (.529)      --     (.529)   10.48     (.20)       73,977    .56     5.25    38.46
 1996     10.48       .55     .468    1.018      (.548)      --     (.548)   10.95     9.93        85,967    .65     5.12     3.35
 1997     10.95       .55    (.007)    .543      (.553)      --     (.553)   10.94     5.12       104,715    .68     5.16    22.54
Franklin High Yield Tax-Free Income Fund:
Class I Shares:
 1993     10.48       .79     .624    1.414      (.784)   (.010)    (.794)   11.10    13.72     2,742,765    .54     7.45    33.46
 1994     11.10       .76     .169     .929      (.779)      --     (.779)   11.25     8.33     3,372,533    .53     6.79    16.09
 1995     11.25       .74    (.509)    .231      (.741)      --     (.741)   10.74     2.28     3,287,270    .60     6.92    15.89
 1996     10.74       .74     .446    1.186      (.736)      --     (.736)   11.19    11.35     3,787,147    .61     6.68     9.23
 1997     11.19       .71     .043     .753      (.733)+++   --     (.733)   11.21**   7.01     4,505,258    .62     6.41     6.98
Class II Shares:
 19962    10.81       .56     .423     .983      (.553)      --     (.553)   11.24     9.27        48,163   1.18*    6.07*    9.23
 1997     11.24       .66     .028     .688      (.668)+++   --     (.668)   11.26     6.36       194,400   1.18     5.78     6.98



1For the period September 21, 1992 (effective date) to February 28, 1993.

2For the period May 1, 1995, to February 29, 1996.

3For the period July 1, 1996 (effective date) to February 28, 1997.

+Includes distributions in excess of net investment income in the amount of $0.001.

++Includes distributions in excess of net investment income in the amount of $0.006.

+++Includes distributions in excess of net investment income in the amount of $0.008 and $0.003, respectively, for Class I and Class II.

++++Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or contingent deferred sales charge and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994 dividends were reinvested at the maximum offering price, and capital gains at net asset value except for the Franklin Federal Intermediate-Term Tax-Free Income Fund. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charges on reinvested dividends were eliminated. The total return may differ from that reported in the Manager's Discussion due to differences between the net asset values quoted and the net asset values calculated for financial reporting purposes.

*Annualized

**The net asset value differs from the net asset value used to process shareholder activity as of the reporting date, which does not include market adjustment for portfolio trades made on that date. These adjustments are generally accounted for on the day following the trade date.

***During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and to make payments of other expenses incurred by the funds listed below. Had such action not been taken, ratios of expenses to average net assets would have been as follows:


                                                           Ratio of Expenses to
                                                            Average Net Assets
                                                              --------------
        Franklin Indiana Tax-Free Income Fund
         1993...........................................           0.73%
        Franklin Michigan Tax-Free Income Fund
         19973..........................................           1.21
        Franklin Federal Intermediate-Term Tax-Free Income Fund
         19931..........................................           1.60*
         1994...........................................            .89
         1995...........................................            .84
         1996...........................................            .85
         1997...........................................            .84


Each fund hereby designates 100% of the distributions paid from net investment income for the taxable year ended February 28, 1997, as exempt-interest dividends per Section 852(b)(5) of the Internal Revenue Code.

FRANKLIN TAX-FREE TRUST

Report of Independent Accountants

To the Shareholders and Board of Trustees of Franklin Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities of each of the funds comprising the Franklin Tax Free Trust (eleven of which are included in this report), including each Fund's statement of investments in securities and net assets, as of February 28, 1997, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the Franklin Tax Free Trust as of February 28, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

San Francisco, California
April 4, 1997








Franklin Tax-Free Trust (Arizona Series) Annual Report February 28, 1997.


APPENDIX

DESCRIPTION OF GRAPHIC  MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a)OF REGULATION S-T)


GRAPHIC MATERIAL (1)

The following line graph compares the Federal Funds Rate to the Consumer Price Index - Year over Year change from 3/31/94 to 2/28/97.

Period Ending                  Fed Funds         CPI
Mar-94                         2.50%             3.50%
Apr-94                         2.40%             3.75%
May-94                         2.30%             4.25%
Jun-94                         2.50%             4.25%
Jul-94                         2.80%             4.25%
Aug-94                         2.90%             4.75%
Sep-94                         3.00%             4.75%
Oct-94                         2.60%             4.75%
Nov-94                         2.70%             5.50%
Dec-94                         2.70%             5.50%
Jan-95                         2.80%             5.50%
Feb-95                         2.90%             6.00%
Mar-95                         2.90%             6.00%
Apr-95                         3.10%             6.00%
May-95                         3.20%             6.00%
Jun-95                         3.00%             6.00%
Jul-95                         2.80%             5.75%
Aug-95                         2.60%             5.75%
Sep-95                         2.50%             5.75%
Oct-95                         2.80%             5.75%
Nov-95                         2.60%             5.75%
Dec-95                         2.50%             5.50%
Jan-96                         2.70%             5.25%
Feb-96                         2.70%             5.25%
Mar-96                         2.80%             5.25%
Apr-96                         2.90%             5.25%
May-96                         2.90%             5.25%
Jun-96                         2.80%             5.25%
Jul-96                         3.00%             5.25%
Aug-96                         2.90%             5.25%
Sep-96                         3.00%             5.25%
Oct-96                         3.00%             5.25%
Nov-96                         3.30%             5.25%
Dec-96                         3.30%             5.25%
Jan-97                         3.00%             5.25%
Feb-97                         3.00%             5.25%


GRAPHIC MATERIAL (2)

This bar chart shows the percentage of insured vs. Non-insured bonds issued during the following years: 1994 (37% insured, 63% non-insured), 1995 (43% insured, 57% non-insured), 1996 (47% insured, 53% non-insured).


GRAPHIC MATERIAL (3)

This bar chart shows new long-term municipal bond issuance from 1987 through 1996 in terms of billion: 1987/$105 billion; 1988/$117.3 billion; 1989/$125
billion;   1990/$127.8  billion;   1991/$172.4  billion;   1992/$234.7  billion;
1993/$292.2  billion;  1994/$164.8  billion;  1995/$160.3  billion;  1996/$183.5 billion.


GRAPHIC MATERIAL (4)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997

AAA                     55.0%
AA                      18.3%
A                       26.2%
BBB                      0.5%


GRAPHIC MATERIAL (5)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.31% and the taxable equivalent rate of 9.31%.


GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/1/87 to 2/28/97.


    Period Ending        Fund        Index             Index
       9/1/87            9,573       10000             10,000
      9/30/87            8,947       9631              10,052
     10/31/87            8,994       9665              10,078
     11/30/87            9,364       9917              10,087
     12/31/87            9,545       10061             10,087
      1/31/88            9,928       10419             10,113
      2/29/88           10,053       10529             10,140
      3/31/88            9,851       10407             10,183
      4/30/88            9,880       10486             10,236
      5/31/88            9,919       10456             10,271
      6/30/88           10,107       10609             10,315
      7/31/88           10,107       10678             10,359
      8/31/88           10,151       10687             10,402
      9/30/88           10,365       10881             10,472
     10/31/88           10,602       11072             10,506
     11/30/88           10,506       10970             10,515
     12/31/88           10,653       11082             10,533
      1/31/89           10,874       11311             10,585
      2/28/89           10,774       11183             10,629
      3/31/89           10,748       11156             10,690
      4/30/89           10,993       11420             10,760
      5/31/89           11,229       11658             10,821
      6/30/89           11,371       11816             10,847
      7/31/89           11,471       11977             10,873
      8/31/89           11,389       11859             10,891
      9/30/89           11,329       11824             10,925
     10/31/89           11,431       11968             10,978
     11/30/89           11,599       12178             11,004
     12/31/89           11,692       12277             11,022
      1/31/90           11,607       12220             11,135
      2/28/90           11,745       12329             11,188
      3/31/90           11,750       12332             11,249
      4/30/90           11,686       12243             11,267
      5/31/90           11,929       12510             11,293
      6/30/90           12,047       12620             11,354
      7/31/90           12,247       12807             11,397
      8/31/90           11,929       12622             11,502
      9/30/90           11,921       12629             11,599
     10/31/90           12,102       12858             11,668
     11/30/90           12,365       13116             11,694
     12/31/90           12,370       13174             11,694
      1/31/91           12,589       13350             11,764
      2/28/91           12,713       13466             11,782
      3/31/91           12,742       13472             11,799
      4/30/91           12,916       13652             11,817
      5/31/91           13,007       13774             11,853
      6/30/91           12,983       13760             11,887
      7/31/91           13,180       13928             11,905
      8/31/91           13,317       14112             11,939
      9/30/91           13,504       14295             11,992
     10/31/91           13,579       14424             12,010
     11/30/91           13,630       14464             12,045
     12/31/91           13,884       14775             12,053
      1/31/92           13,934       14809             12,071
      2/29/92           13,929       14814             12,115
      3/31/92           13,937       14820             12,176
      4/30/92           14,048       14952             12,193
      5/31/92           14,225       15128             12,211
      6/30/92           14,403       15382             12,254
      7/31/92           14,924       15844             12,280
      8/31/92           14,760       15688             12,315
      9/30/92           14,875       15790             12,349
     10/31/92           14,709       15636             12,392
     11/30/92           15,052       15915             12,410
     12/31/92           15,249       16078             12,401
      1/31/93           15,447       16264             12,462
      2/28/93           15,823       16853             12,505
      3/31/93           15,735       16674             12,549
      4/30/93           15,825       16843             12,584
      5/31/93           15,917       16937             12,602
      6/30/93           16,175       17220             12,620
      7/31/93           16,169       17242             12,620
      8/31/93           16,486       17601             12,655
      9/30/93           16,662       17802             12,681
     10/31/93           16,711       17836             12,733
     11/30/93           16,633       17679             12,742
     12/31/93           16,954       18052             12,742
      1/31/94           17,120       18257             12,777
      2/28/94           16,766       17785             12,820
      3/31/94           16,222       17061             12,864
      4/30/94           16,299       17206             12,882
      5/31/94           16,377       17355             12,891
      6/30/94           16,336       17250             12,935
      7/31/94           16,592       17565             12,970
      8/31/94           16,656       17627             13,021
      9/30/94           16,496       17368             13,057
     10/31/94           16,260       17058             13,066
     11/30/94           15,965       16750             13,083
     12/31/94           16,271       17118             13,083
      1/31/95           16,626       17608             13,135
      2/28/95           17,043       18120             13,188
      3/31/95           17,218       18328             13,231
      4/30/95           17,270       18350             13,275
      5/31/95           17,695       18936             13,301
      6/30/95           17,576       18771             13,328
      7/31/95           17,692       18949             13,328
      8/31/95           17,872       19190             13,363
      9/30/95           17,957       19311             13,389
     10/31/95           18,201       19591             13,433
     11/30/95           18,479       19916             13,424
     12/31/95           18,649       20107             13,415
      1/31/96           18,737       20260             13,494
      2/29/96           18,612       20122             13,537
      3/31/96           18,406       19865             13,607
      4/30/96           18,379       19809             13,660
      5/31/96           18,402       19801             13,686
      6/30/96           18,626       20017             13,695
      7/31/96           18,750       20199             13,721
      8/31/96           18,765       20195             13,747
      9/30/96           19,023       20478             13,791
     10/31/96           19,196       20709             13,835
     11/30/96           19,474       21088             13,861
     12/31/96           19,426       21000             13,861
      1/31/97           19,464       21040             13,905
      2/28/97           19,623       21233             13,949

Total Return            96.23%       112.33%           39.49%


GRAPHIC MATERIAL (7)

This bar chart shows the comparison between the fund's Class II distribution rate of 5.04% and the taxable equivalent rate of 8.84%.


GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.


    Period Ending  Fund        Index       Index
       5/1/95      9902        10000       10,000
      5/31/95     10155        10319       10,020
      6/30/95     10082        10229       10,040
      7/31/95     10142        10326       10,040
      8/31/95     10249        10458       10,066
      9/30/95     10301        10523       10,086
     10/30/95     10426        10676       10,120
     11/30/95     10588        10853       10,112
     12/31/95     10671        10957       10,105
      1/31/96     10724        11041       10,165
      2/29/96     10638        10966       10,198
      3/31/96     10527        10825       10,251
      4/30/96     10507        10795       10,291
      5/31/96     10515        10791       10,310
      6/30/96     10627        10908       10,316
      7/31/96     10701        11008       10,336
      8/31/96     10704        11005       10,356
      9/30/96     10844        11159       10,389
     10/31/96     10947        11286       10,422
     11/30/96     11098        11492       10,442
     12/31/96     11065        11444       10,442
      1/31/97     11072        11466       10,475
      2/28/97     11158        11571       10,508

Total Return     11.58%       15.71%        5.08%


GRAPHIC MATERIAL (9)

This chart shows in pie format the fund's quality breakdown on 2/28/97, based on total net assets.


Quality Breakdown on February 28, 1997
AAA                           64.4%
AA                            12.2%
A                              9.5%
BBB                           13.9%


GRAPHIC MATERIAL (10)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.36% and the taxable equivalent rate of 9.34%.


GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/1/87 to 2/28/97.


     Period Ending       Fund        Index             Index
       9/1/87            9574        10000             10,000
      9/30/87            8931         9631             10,052
     10/31/87            8950         9665             10,078
     11/30/87            9347         9917             10,087
     12/31/87            9527        10061             10,087
      1/31/88            9965        10419             10,113
      2/29/88           10012        10529             10,140
      3/31/88            9828        10407             10,183
      4/30/88            9876        10486             10,236
      5/31/88            9924        10456             10,271
      6/30/88           10109        10609             10,315
      7/31/88           10168        10678             10,359
      8/31/88           10221        10687             10,402
      9/30/88           10433        10881             10,472
     10/31/88           10657        11072             10,506
     11/30/88           10590        10970             10,515
     12/31/88           10725        11082             10,533
      1/31/89           10964        11311             10,585
      2/28/89           10885        11183             10,629
      3/31/89           10847        11156             10,690
      4/30/89           11058        11420             10,760
      5/31/89           11302        11658             10,821
      6/30/89           11453        11816             10,847
      7/31/89           11552        11977             10,873
      8/31/89           11491        11859             10,891
      9/30/89           11430        11824             10,925
     10/31/89           11530        11968             10,978
     11/30/89           11685        12178             11,004
     12/31/89           11787        12277             11,022
      1/31/90           11713        12220             11,135
      2/28/90           11871        12329             11,188
      3/31/90           11863        12332             11,249
      4/30/90           11777        12243             11,267
      5/31/90           12027        12510             11,293
      6/30/90           12167        12620             11,354
      7/31/90           12364        12807             11,397
      8/31/90           12058        12622             11,502
      9/30/90           12050        12629             11,599
     10/31/90           12204        12858             11,668
     11/30/90           12487        13116             11,694
     12/31/90           12467        13174             11,694
      1/31/91           12636        13350             11,764
      2/28/91           12746        13466             11,782
      3/31/91           12797        13472             11,799
      4/30/91           12981        13652             11,817
      5/31/91           13093        13774             11,853
      6/30/91           13098        13760             11,887
      7/31/91           13297        13928             11,905
      8/31/91           13411        14112             11,939
      9/30/91           13588        14295             11,992
     10/31/91           13654        14424             12,010
     11/30/91           13720        14464             12,045
     12/31/91           14007        14775             12,053
      1/31/92           14004        14809             12,071
      2/29/92           14027        14814             12,115
      3/31/92           14063        14820             12,176
      4/30/92           14188        14952             12,193
      5/31/92           14392        15128             12,211
      6/30/92           14585        15382             12,254
      7/31/92           15132        15844             12,280
      8/31/92           14973        15688             12,315
      9/30/92           15011        15790             12,349
     10/31/92           14758        15636             12,392
     11/30/92           15155        15915             12,410
     12/31/92           15381        16078             12,401
      1/31/93           15555        16264             12,462
      2/28/93           16081        16853             12,505
      3/31/93           15984        16674             12,549
      4/30/93           16105        16843             12,584
      5/31/93           16186        16937             12,602
      6/30/93           16433        17220             12,620
      7/31/93           16470        17242             12,620
      8/31/93           16800        17601             12,655
      9/30/93           17006        17802             12,681
     10/31/93           17071        17836             12,733
     11/30/93           17025        17679             12,742
     12/31/93           17344        18052             12,742
      1/31/94           17523        18257             12,777
      2/28/94           17157        17785             12,820
      3/31/94           16473        17061             12,864
      4/30/94           16509        17206             12,882
      5/31/94           16618        17355             12,891
      6/30/94           16508        17250             12,935
      7/31/94           16823        17565             12,970
      8/31/94           16860        17627             13,021
      9/30/94           16646        17368             13,057
     10/31/94           16369        17058             13,066
     11/30/94           16064        16750             13,083
     12/31/94           16402        17118             13,083
      1/31/95           16908        17608             13,135
      2/28/95           17341        18120             13,188
      3/31/95           17486        18328             13,231
      4/30/95           17539        18350             13,275
      5/31/95           17993        18936             13,301
      6/30/95           17877        18771             13,328
      7/31/95           17978        18949             13,328
      8/31/95           18237        19190             13,363
      9/30/95           18323        19311             13,389
     10/31/95           18567        19591             13,433
     11/30/95           18860        19916             13,424
     12/31/95           19044        20107             13,415
      1/31/96           19132        20260             13,494
      2/29/96           19091        20122             13,537
      3/31/96           18922        19865             13,607
      4/30/96           18914        19809             13,660
      5/31/96           18921        19801             13,686
      6/30/96           19094        20017             13,695
      7/31/96           19234        20199             13,721
      8/31/96           19241        20195             13,747
      9/30/96           19499        20478             13,791
     10/31/96           19690        20709             13,835
     11/30/96           19984        21088             13,861
     12/31/96           19942        21000             13,861
      1/31/97           19967        21040             13,905
      2/28/97           20128        21233             13,949

Total Return          101.28%        112.33%           39.49%


GRAPHIC MATERIAL (12)

This bar chart shows the comparison between the fund's Class II distribution rate of 4.96% and the taxable equivalent rate of 8.64%.


GRAPHIC MATERIAL (13)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.


  Period Ending    Fund        Index      Index
       5/1/95      9896        10000      10,000
      5/31/95     10143        10319      10,020
      6/30/95     10082        10229      10,040
      7/31/95     10133        10326      10,040
      8/31/95     10273        10458      10,066
      9/30/95     10316        10523      10,086
     10/30/95     10457        10676      10,120
     11/30/95     10617        10853      10,112
     12/31/95     10714        10957      10,105
      1/31/96     10758        11041      10,165
      2/29/96     10730        10966      10,198
      3/31/96     10630        10825      10,251
      4/30/96     10621        10795      10,291
      5/31/96     10620        10791      10,310
      6/30/96     10720        10908      10,316
      7/31/96     10785        11008      10,336
      8/31/96     10794        11005      10,356
      9/30/96     10933        11159      10,389
     10/31/96     11035        11286      10,422
     11/30/96     11194        11492      10,442
     12/31/96     11165        11444      10,442
      1/31/97     11174        11466      10,475
      2/28/97    11,259        11571      10,508

Total Return     12.59%       15.71%       5.08%


GRAPHIC MATERIAL (14)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.


Quality Breakdown on February 28, 1997
AAA                           39.3%
AA                            22.3%
A                              8.3%
BBB                           30.1%


GRAPHIC MATERIAL (15)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.47% and the taxable equivalent rate of 9.48%.


GRAPHIC MATERIAL (16)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 10/3/88 to 2/28/97.


   Period Ending   Fund        Index       Index
       10/3/88     9579        10000       10,000
      10/31/88     9607        10176       10,033
      11/30/88     9540        10082       10,041
      12/31/88     9646        10185       10,058
       1/31/89     9837        10396       10,108
       2/28/89     9786        10278       10,150
       3/31/89     9764        10253       10,209
       4/30/89     9994        10496       10,275
       5/31/89    10196        10714       10,334
       6/30/89    10311        10860       10,358
       7/31/89    10407        11008       10,383
       8/31/89    10334        10900       10,400
       9/30/89    10282        10867       10,433
      10/31/89    10349        11000       10,483
      11/30/89    10507        11192       10,508
      12/31/89    10605        11284       10,525
       1/31/90    10531        11231       10,634
       2/28/90    10661        11331       10,684
       3/31/90    10637        11334       10,742
       4/30/90    10561        11253       10,760
       5/31/90    10798        11498       10,784
       6/30/90    10899        11599       10,843
       7/31/90    11065        11771       10,884
       8/31/90    10786        11600       10,984
       9/30/90    10751        11607       11,076
      10/31/90    10887        11817       11,143
      11/30/90    11142        12055       11,167
      12/31/90    11128        12108       11,167
       1/31/91    11310        12270       11,234
       2/28/91    11373        12377       11,251
       3/31/91    11413        12382       11,268
       4/30/91    11554        12548       11,285
       5/31/91    11640        12659       11,319
       6/30/91    11492        12647       11,351
       7/31/91    11657        12801       11,368
       8/31/91    11801        12970       11,401
       9/30/91    11968        13138       11,452
      10/31/91    12045        13257       11,469
      11/30/91    12099        13294       11,502
      12/31/91    12327        13580       11,510
       1/31/92    12335        13611       11,527
       2/29/92    12317        13615       11,569
       3/31/92    12333        13620       11,628
       4/30/92    12420        13742       11,644
       5/31/92    12603        13904       11,660
       6/30/92    12751        14137       11,702
       7/31/92    13164        14561       11,727
       8/31/92    13000        14419       11,760
       9/30/92    13028        14512       11,793
      10/31/92    12825        14370       11,834
      11/30/92    13122        14627       11,851
      12/31/92    13334        14777       11,842
       1/31/93    13511        14948       11,900
       2/28/93    13912        15489       11,942
       3/31/93    13841        15325       11,984
       4/30/93    13944        15480       12,017
       5/31/93    13999        15566       12,034
       6/30/93    14243        15826       12,051
       7/31/93    14247        15847       12,051
       8/31/93    14557        16177       12,085
       9/30/93    14728        16361       12,110
      10/31/93    14767        16392       12,160
      11/30/93    14704        16248       12,168
      12/31/93    14978        16591       12,168
       1/31/94    15111        16780       12,201
       2/28/94    14797        16345       12,243
       3/31/94    14270        15680       12,284
       4/30/94    14258        15813       12,301
       5/31/94    14392        15951       12,310
       6/30/94    14299        15854       12,352
       7/31/94    14556        16144       12,385
       8/31/94    14585        16200       12,435
       9/30/94    14410        15962       12,468
      10/31/94    14138        15678       12,477
      11/30/94    13784        15394       12,493
      12/31/94    14171        15733       12,493
       1/31/95    14532        16183       12,543
       2/28/95    14854        16654       12,593
       3/31/95    14953        16845       12,635
       4/30/95    15010        16865       12,677
       5/31/95    15364        17403       12,702
       6/30/95    15237        17252       12,727
       7/31/95    15324        17416       12,727
       8/31/95    15527        17637       12,761
       9/30/95    15657        17748       12,786
      10/31/95    15847        18006       12,828
      11/30/95    16053        18304       12,819
      12/31/95    16202        18480       12,810
       1/31/96    16278        18621       12,886
       2/29/96    16192        18494       12,927
       3/31/96    16048        18257       12,994
       4/30/96    16065        18206       13,045
       5/31/96    16098        18199       13,070
       6/30/96    16266        18397       13,078
       7/31/96    16375        18565       13,103
       8/31/96    16422        18561       13,127
       9/30/96    16593        18821       13,169
      10/31/96    16719        19033       13,212
      11/30/96    16937        19382       13,237
      12/31/96    16925        19300       13,237
       1/31/97    16959        19337       13,279
       2/28/97    17086        19515       13,320

Total Return     70.86%       95.15%       33.20%


GRAPHIC MATERIAL (17)

This bar shows the comparison between the fund's Class II distribution rate of 5.05% and the taxable equivalent rate of 8.75%.


GRAPHIC MATERIAL (18)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.


   Period Ending   Fund        Index       Index
       5/1/95      9898        10000       10,000
      5/31/95     10125        10319       10,020
      6/30/95     10045        10229       10,040
      7/31/95     10097        10326       10,040
      8/31/95     10234        10458       10,066
      9/30/95     10323        10523       10,086
     10/30/95     10442        10676       10,120
     11/30/95     10572        10853       10,112
     12/31/95     10644        10957       10,105
      1/31/96     10689        11041       10,165
      2/29/96     10618        10966       10,198
      3/31/96     10523        10825       10,251
      4/30/96     10539        10795       10,291
      5/31/96     10555        10791       10,310
      6/30/96     10631        10908       10,316
      7/31/96     10708        11008       10,336
      8/31/96     10754        11005       10,356
      9/30/96     10861        11159       10,389
     10/31/96     10938        11286       10,422
     11/30/96     11076        11492       10,442
     12/31/96     11053        11444       10,442
      1/31/97     11069        11466       10,475
      2/28/97     11157        11571       10,508

Total Return     11.57%       15.71%        5.08%


GRAPHIC MATERIAL (19)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.


Quality Breakdown on February 28, 1997
AAA                           39.5%
AA                             7.1%
A                             23.3%
BBB                           29.7%
Below Investment Grade         0.4%


GRAPHIC MATERIAL (20)

This bar chart shows the comparison between the fund's distribution rate of 5.37% and the taxable equivalent rate of 9.20%.


GRAPHIC MATERIAL (21)

The following line graph hypothetically compares the performance of the fund's shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/1/87 to 2/28/97.


    Period Ending        Fund        Index             Index
       9/1/87            9573        10000             10,000
      9/30/87            8985        9631              10,052
     10/31/87            8966        9665              10,078
     11/30/87            9317        9917              10,087
     12/31/87            9491        10061             10,087
      1/31/88            9973        10419             10,113
      2/29/88           10120        10529             10,140
      3/31/88            9930        10407             10,183
      4/30/88            9953        10486             10,236
      5/31/88            9995        10456             10,271
      6/30/88           10165        10609             10,315
      7/31/88           10198        10678             10,359
      8/31/88           10261        10687             10,402
      9/30/88           10455        10881             10,472
     10/31/88           10721        11072             10,506
     11/30/88           10643        10970             10,515
     12/31/88           10769        11082             10,533
      1/31/89           10967        11311             10,585
      2/28/89           10908        11183             10,629
      3/31/89           10922        11156             10,690
      4/30/89           11114        11420             10,760
      5/31/89           11359        11658             10,821
      6/30/89           11522        11816             10,847
      7/31/89           11632        11977             10,873
      8/31/89           11581        11859             10,891
      9/30/89           11541        11824             10,925
     10/31/89           11653        11968             10,978
     11/30/89           11820        12178             11,004
     12/31/89           11966        12277             11,022
      1/31/90           11892        12220             11,135
      2/28/90           12018        12329             11,188
      3/31/90           12010        12332             11,249
      4/30/90           11934        12243             11,267
      5/31/90           12234        12510             11,293
      6/30/90           12376        12620             11,354
      7/31/90           12565        12807             11,397
      8/31/90           12260        12622             11,502
      9/30/90           12254        12629             11,599
     10/31/90           12424        12858             11,668
     11/30/90           12675        13116             11,694
     12/31/90           12681        13174             11,694
      1/31/91           12913        13350             11,764
      2/28/91           12990        13466             11,782
      3/31/91           13045        13472             11,799
      4/30/91           13220        13652             11,817
      5/31/91           13311        13774             11,853
      6/30/91           13306        13760             11,887
      7/31/91           13496        13928             11,905
      8/31/91           13639        14112             11,939
      9/30/91           13832        14295             11,992
     10/31/91           13901        14424             12,010
     11/30/91           13970        14464             12,045
     12/31/91           14230        14775             12,053
      1/31/92           14249        14809             12,071
      2/29/92           14249        14814             12,115
      3/31/92           14288        14820             12,176
      4/30/92           14417        14952             12,193
      5/31/92           14690        15128             12,211
      6/30/92           14874        15382             12,254
      7/31/92           15387        15844             12,280
      8/31/92           15216        15688             12,315
      9/30/92           15256        15790             12,349
     10/31/92           15028        15636             12,392
     11/30/92           15364        15915             12,410
     12/31/92           15607        16078             12,401
      1/31/93           15797        16264             12,462
      2/28/93           16312        16853             12,505
      3/31/93           16212        16674             12,549
      4/30/93           16373        16843             12,584
      5/31/93           16452        16937             12,602
      6/30/93           16726        17220             12,620
      7/31/93           16721        17242             12,620
      8/31/93           17040        17601             12,655
      9/30/93           17248        17802             12,681
     10/31/93           17325        17836             12,733
     11/30/93           17290        17679             12,742
     12/31/93           17612        18052             12,742
      1/31/94           17777        18257             12,777
      2/28/94           17409        17785             12,820
      3/31/94           16762        17061             12,864
      4/30/94           16828        17206             12,882
      5/31/94           16923        17355             12,891
      6/30/94           16885        17250             12,935
      7/31/94           17159        17565             12,970
      8/31/94           17196        17627             13,021
      9/30/94           16980        17368             13,057
     10/31/94           16732        17058             13,066
     11/30/94           16409        16750             13,083
     12/31/94           16734        17118             13,083
      1/31/95           17123        17608             13,135
      2/28/95           17513        18120             13,188
      3/31/95           17659        18328             13,231
      4/30/95           17697        18350             13,275
      5/31/95           18093        18936             13,301
      6/30/95           18038        18771             13,328
      7/31/95           18124        18949             13,328
      8/31/95           18338        19190             13,363
      9/30/95           18425        19311             13,389
     10/31/95           18639        19591             13,433
     11/30/95           18871        19916             13,424
     12/31/95           19104        20107             13,415
      1/31/96           19193        20260             13,494
      2/29/96           19120        20122             13,537
      3/31/96           18965        19865             13,607
      4/30/96           18941        19809             13,660
      5/31/96           18965        19801             13,686
      6/30/96           19155        20017             13,695
      7/31/96           19280        20199             13,721
      8/31/96           19304        20195             13,747
      9/30/96           19547        20478             13,791
     10/31/96           19740        20709             13,835
     11/30/96           20087        21088             13,861
     12/31/96           20061        21000             13,861
      1/31/97           20087        21040             13,905
      2/28/97           20249        21233             13,949

Total Return          102.49%        112.33%           39.49%


GRAPHIC MATERIAL (22)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.


Quality Breakdown on February 28, 1997
AAA                           74.2%
AA                            18.6%
A                              3.8%
BBB                            3.4%


GRAPHIC MATERIAL (23)

This bar chart shows the comparison between the fund's distribution rate of 5.29% and the taxable equivalent rate of 9.17%.


GRAPHIC MATERIAL (24)

The following line graph hypothetically compares the performance of the fund's shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 7/1/96 to 2/28/97.


  Period Ending   Fund        Index        Index

       7/1/96     9,579       10,000       10,000
      7/31/96     9,703       10,091       10,019
      8/30/96     9,655       10,089       10,038
      9/30/96     9,856       10,230       10,070
     10/31/96     9,933       10,346       10,102
     11/29/96     10,101      10,535       10,122
     12/31/96     10,058      10,491       10,122
      1/31/97     10,053      10,511       10,154
      2/28/97     10,155      10,608       10,185

Total Return       1.55%       6.08%        1.85%


GRAPHIC MATERIAL (25)

This chart shows in pie format the quality breakdown of the fund's securities on 2/82/97, based on total net assets.


Quality Breakdown on February 28, 1997
AAA                           60.7%
AA                            10.9%
A                             11.3%
BBB                           15.6%
Below Investment Grade         1.5%


GRAPHIC MATERIAL (26)

This bar chart shows the comparison between the fund's Class I distribution rate of 5.34% and the taxable equivalent of 9.44%.


GRAPHIC MATERIAL (27)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/12/88 to 2/28/97.


   Period Ending        Fund           Index             Index
       5/12/88          9579           10,000            10,000
       5/31/88          9569            9,982            10,021
       6/30/88          9741           10,128            10,064
       7/31/88          9789           10,194            10,106
       8/31/88          9885           10,203            10,149
       9/30/88         10106           10,388            10,217
      10/31/88         10337           10,570            10,250
      11/30/88         10240           10,473            10,259
      12/31/88         10384           10,580            10,276
       1/31/89         10487           10,799            10,327
       2/28/89         10443           10,676            10,370
       3/31/89         10438           10,650            10,430
       4/30/89         10693           10,903            10,498
       5/31/89         10919           11,130            10,557
       6/30/89         11056           11,281            10,583
       7/31/89         11132           11,434            10,608
       8/31/89         11025           11,322            10,625
       9/30/89         10948           11,288            10,659
      10/31/89         11129           11,426            10,710
      11/30/89         11291           11,626            10,736
      12/31/89         11359           11,721            10,753
       1/31/90         11269           11,666            10,864
       2/28/90         11402           11,770            10,915
       3/31/90         11386           11,774            10,975
       4/30/90         11305           11,689            10,993
       5/31/90         11537           11,944            11,018
       6/30/90         11663           12,049            11,077
       7/31/90         11877           12,227            11,120
       8/31/90         11573           12,050            11,222
       9/30/90         11590           12,057            11,316
      10/31/90         11808           12,275            11,384
      11/30/90         12080           12,522            11,409
      12/31/90         12104           12,577            11,409
       1/31/91         12300           12,746            11,477
       2/28/91         12439           12,856            11,495
       3/31/91         12476           12,862            11,512
       4/30/91         12629           13,034            11,529
       5/31/91         12736           13,150            11,564
       6/30/91         12746           13,137            11,597
       7/31/91         12943           13,297            11,615
       8/31/91         13059           13,473            11,648
       9/30/91         13235           13,648            11,700
      10/31/91         13316           13,771            11,717
      11/30/91         13373           13,809            11,751
      12/31/91         13612           14,106            11,759
       1/31/92         13646           14,138            11,777
       2/29/92         13656           14,143            11,819
       3/31/92         13678           14,148            11,880
       4/30/92         13798           14,274            11,896
       5/31/92         13969           14,443            11,913
       6/30/92         14166           14,685            11,956
       7/31/92         14664           15,126            11,981
       8/31/92         14485           14,978            12,015
       9/30/92         14496           15,075            12,048
      10/31/92         14328           14,927            12,090
      11/30/92         14657           15,194            12,107
      12/31/92         14841           15,349            12,099
       1/31/93         14980           15,528            12,158
       2/28/93         15418           16,090            12,201
       3/31/93         15324           15,919            12,243
       4/30/93         15426           16,080            12,278
       5/31/93         15502           16,170            12,295
       6/30/93         15764           16,440            12,312
       7/31/93         15785           16,461            12,312
       8/31/93         16073           16,804            12,347
       9/30/93         16229           16,995            12,372
      10/31/93         16277           17,028            12,423
      11/30/93         16204           16,878            12,432
      12/31/93         16470           17,234            12,432
       1/31/94         16616           17,430            12,465
       2/28/94         16281           16,979            12,508
       3/31/94         15681           16,288            12,550
       4/30/94         15729           16,426            12,568
       5/31/94         15848           16,569            12,577
       6/30/94         15742           16,468            12,619
       7/31/94         16002           16,769            12,654
       8/31/94         16066           16,828            12,704
       9/30/94         15857           16,581            12,738
      10/31/94         15576           16,286            12,747
      11/30/94         15252           15,991            12,764
      12/31/94         15616           16,343            12,764
       1/31/95         16069           16,810            12,815
       2/28/95         16466           17,299            12,866
       3/31/95         16617           17,498            12,909
       4/30/95         16650           17,519            12,951
       5/31/95         17082           18,078            12,977
       6/30/95         16982           17,921            13,003
       7/31/95         17076           18,091            13,003
       8/31/95         17261           18,321            13,037
       9/30/95         17370           18,436            13,063
      10/31/95         17616           18,703            13,106
      11/30/95         17879           19,014            13,097
      12/31/95         18051           19,197            13,088
       1/31/96         18133           19,342            13,165
       2/29/96         18014           19,211            13,207
       3/31/96         17818           18,965            13,276
       4/30/96         17792           18,912            13,328
       5/31/96         17797           18,904            13,353
       6/30/96         17992           19,110            13,361
       7/31/96         18140           19,284            13,386
       8/31/96         18114           19,280            13,412
       9/30/96         18374           19,550            13,455
      10/31/96         18540           19,771            13,498
      11/30/96         18835           20,133            13,523
      12/31/96         18777           20,049            13,523
       1/31/97         18784           20,087            13,567
       2/28/97         18936           20,271            13,609

Total Return          89.36%          102.71%            36.09%


GRAPHIC MATERIAL (28)

This bar chart shows the comparison between the fund's Class II shares distribution rate of 4.91% and the taxable equivalent rate of 8.68%.


GRAPHIC MATERIAL (29)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.


   Period Ending    Fund       Index       Index

     5/1/95         9904       10000       10,000
    5/31/95        10162       10319       10,020
    6/30/95        10098       10229       10,040
    7/31/95        10157       10326       10,040
    8/31/95        10261       10458       10,066
    9/30/95        10330       10523       10,086
   10/30/95        10470       10676       10,120
   11/30/95        10620       10853       10,112
   12/31/95        10717       10957       10,105
    1/31/96        10769       11041       10,165
    2/29/96        10684       10966       10,198
    3/31/96        10565       10825       10,251
    4/30/96        10544       10795       10,291
    5/31/96        10551       10791       10,310
    6/30/96        10661       10908       10,316
    7/31/96        10744       11008       10,336
    8/31/96        10715       11005       10,356
    9/30/96        10864       11159       10,389
   10/31/96        10955       11286       10,422
   11/30/96        11122       11492       10,442
   12/31/96        11080       11444       10,442
    1/31/97        11079       11466       10,475
    2/28/97        11172       11571       10,508

Total             11.72%      15.71%        5.08%
Return


GRAPHIC MATERIAL (30)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997
AAA                           42.2%
AA                            22.6%
A                             19.4%
BBB                           14.7%
Below Investment Grade         1.1%


GRAPHIC MATERIAL (31)

This bar chart shows the comparison between the fund's Class I shares distribution rate of 5.17% and the taxable equivalent rate of 9.41%.


GRAPHIC MATERIAL (32)

The following line graph hypothetically compares the performance of the fund's Class I to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/1/87 to 2/28/97.


   Period Ending   Fund        Index            Index
        9/1/87     9575        10000            10,000
       9/30/87     8896         9631            10,052
      10/31/87     8906         9665            10,078
      11/30/87     9217         9917            10,087
      12/31/87     9368        10061            10,087
       1/31/88     9792        10419            10,113
       2/29/88     9894        10529            10,140
       3/31/88     9721        10407            10,183
       4/30/88     9757        10486            10,236
       5/31/88     9785        10456            10,271
       6/30/88     9967        10609            10,315
       7/31/88     9975        10678            10,359
       8/31/88    10032        10687            10,402
       9/30/88    10238        10881            10,472
      10/31/88    10455        11072            10,506
      11/30/88    10373        10970            10,515
      12/31/88    10532        11082            10,533
       1/31/89    10752        11311            10,585
       2/28/89    10659        11183            10,629
       3/31/89    10626        11156            10,690
       4/30/89    10850        11420            10,760
       5/31/89    11106        11658            10,821
       6/30/89    11251        11816            10,847
       7/31/89    11323        11977            10,873
       8/31/89    11249        11859            10,891
       9/30/89    11174        11824            10,925
      10/31/89    11268        11968            10,978
      11/30/89    11417        12178            11,004
      12/31/89    11512        12277            11,022
       1/31/90    11436        12220            11,135
       2/28/90    11554        12329            11,188
       3/31/90    11553        12332            11,249
       4/30/90    11442        12243            11,267
       5/31/90    11695        12510            11,293
       6/30/90    11827        12620            11,354
       7/31/90    12016        12807            11,397
       8/31/90    11745        12622            11,502
       9/30/90    11721        12629            11,599
      10/31/90    11902        12858            11,668
      11/30/90    12164        13116            11,694
      12/31/90    12151        13174            11,694
       1/31/91    12347        13350            11,764
       2/28/91    12496        13466            11,782
       3/31/91    12554        13472            11,799
       4/30/91    12717        13652            11,817
       5/31/91    12822        13774            11,853
       6/30/91    12821        13760            11,887
       7/31/91    12976        13928            11,905
       8/31/91    13118        14112            11,939
       9/30/91    13298        14295            11,992
      10/31/91    13382        14424            12,010
      11/30/91    13430        14464            12,045
      12/31/91    13686        14775            12,053
       1/31/92    13722        14809            12,071
       2/29/92    13716        14814            12,115
       3/31/92    13759        14820            12,176
       4/30/92    13853        14952            12,193
       5/31/92    13998        15128            12,211
       6/30/92    14194        15382            12,254
       7/31/92    14658        15844            12,280
       8/31/92    14460        15688            12,315
       9/30/92    14492        15790            12,349
      10/31/92    14305        15636            12,392
      11/30/92    14622        15915            12,410
      12/31/92    14850        16078            12,401
       1/31/93    15026        16264            12,462
       2/28/93    15480        16853            12,505
       3/31/93    15394        16674            12,549
       4/30/93    15506        16843            12,584
       5/31/93    15579        16937            12,602
       6/30/93    15774        17220            12,620
       7/31/93    15807        17242            12,620
       8/31/93    16044        17601            12,655
       9/30/93    16253        17802            12,681
      10/31/93    16313        17836            12,733
      11/30/93    16209        17679            12,742
      12/31/93    16472        18052            12,742
       1/31/94    16625        18257            12,777
       2/28/94    16307        17785            12,820
       3/31/94    15722        17061            12,864
       4/30/94    15765        17206            12,882
       5/31/94    15865        17355            12,891
       6/30/94    15781        17250            12,935
       7/31/94    16038        17565            12,970
       8/31/94    16097        17627            13,021
       9/30/94    15883        17368            13,057
      10/31/94    15582        17058            13,066
      11/30/94    15266        16750            13,083
      12/31/94    15662        17118            13,083
       1/31/95    16103        17608            13,135
       2/28/95    16532        18120            13,188
       3/31/95    16682        18328            13,231
       4/30/95    16714        18350            13,275
       5/31/95    17134        18936            13,301
       6/30/95    17002        18771            13,328
       7/31/95    17110        18949            13,328
       8/31/95    17325        19190            13,363
       9/30/95    17419        19311            13,389
      10/31/95    17651        19591            13,433
      11/30/95    17899        19916            13,424
      12/31/95    18025        20107            13,415
       1/31/96    18136        20260            13,494
       2/29/96    18046        20122            13,537
       3/31/96    17862        19865            13,607
       4/30/96    17865        19809            13,660
       5/31/96    17884        19801            13,686
       6/30/96    18077        20017            13,695
       7/31/96    18191        20199            13,721
       8/31/96    18209        20195            13,747
       9/30/96    18421        20478            13,791
      10/31/96    18569        20709            13,835
      11/30/96    18814        21088            13,861
      12/31/96    18801        21000            13,861
       1/31/97    18821        21040            13,905
       2/28/97    18971        21233            13,949

Total Return     89.71%        112.33%          39.49%


GRAPHIC MATERIAL (33)

This bar chart shows the comparison between the fund's Class II shares distribution rate of 4.70% and the taxable equivalent rate of 8.55%.


GRAPHIC MATERIAL (34)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.


 Period Ending     Fund        Index       Index
     5/1/95        9903        10000       10,000
    5/31/95       10162        10319       10,020
    6/30/95       10079        10229       10,040
    7/31/95       10138        10326       10,040
    8/31/95       10268        10458       10,066
    9/30/95       10318        10523       10,086
   10/30/95       10450        10676       10,120
   11/30/95       10590        10853       10,112
   12/31/95       10668        10957       10,105
    1/31/96       10729        11041       10,165
    2/29/96       10670        10966       10,198
    3/31/96       10560        10825       10,251
    4/30/96       10547        10795       10,291
    5/31/96       10562        10791       10,310
    6/30/96       10671        10908       10,316
    7/31/96       10733        11008       10,336
    8/31/96       10739        11005       10,356
    9/30/96       10858        11159       10,389
   10/31/96       10940        11286       10,422
   11/30/96       11089        11492       10,442
   12/31/96       11067        11444       10,442
    1/31/97       11082        11466       10,475
    2/28/97       11165        11571       10,508

Total            11.65%       15.71%        5.08%
Return


GRAPHIC MATERIAL (35)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997
AAA                           53.9%
AA                            10.2%
A                             13.8%
BBB                           22.1%


GRAPHIC MATERIAL (36)

This bar chart shows the comparison between the fund's Class I shares distribution rate of 5.53% and the taxable equivalent distribution rate of 9.42%.


GRAPHIC MATERIAL (37)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 3/1/87 to 2/28/97.

   Period Ending    Fund       Index       Index
        3/1/87      9579       10000       10,000
       3/31/87      9551        9894       10,045
       4/30/87      8868        9397       10,099
       5/31/87      8652        9350       10,135
       6/30/87      8908        9625       10,170
       7/31/87      8898        9723       10,197
       8/31/87      8946        9745       10,251
       9/30/87      8471        9385       10,304
      10/31/87      8424        9418       10,331
      11/30/87      8788        9664       10,340
      12/31/87      9006        9804       10,340
       1/31/88      9415       10153       10,367
       2/29/88      9555       10261       10,394
       3/31/88      9404       10142       10,438
       4/30/88      9455       10219       10,493
       5/31/88      9476       10189       10,528
       6/30/88      9651       10338       10,574
       7/31/88      9682       10405       10,618
       8/31/88      9755       10414       10,663
       9/30/88      9944       10603       10,734
      10/31/88     10176       10790       10,770
      11/30/88     10102       10690       10,778
      12/31/88     10230       10799       10,797
       1/31/89     10392       11023       10,850
       2/28/89     10348       10897       10,895
       3/31/89     10338       10871       10,958
       4/30/89     10590       11129       11,029
       5/31/89     10822       11360       11,092
       6/30/89     10955       11515       11,119
       7/31/89     11033       11671       11,146
       8/31/89     10977       11557       11,163
       9/30/89     10932       11522       11,199
      10/31/89     11022       11663       11,253
      11/30/89     11171       11867       11,280
      12/31/89     11286       11964       11,298
       1/31/90     11205       11908       11,414
       2/28/90     11298       12014       11,468
       3/31/90     11298       12018       11,531
       4/30/90     11192       11931       11,549
       5/31/90     11453       12191       11,576
       6/30/90     11537       12298       11,639
       7/31/90     11717       12480       11,683
       8/31/90     11390       12299       11,790
       9/30/90     11317       12307       11,889
      10/31/90     11502       12530       11,961
      11/30/90     11748       12781       11,987
      12/31/90     11723       12838       11,987
       1/31/91     11911       13010       12,059
       2/28/91     11986       13123       12,077
       3/31/91     12036       13128       12,095
       4/30/91     12227       13304       12,113
       5/31/91     12323       13422       12,150
       6/30/91     12356       13409       12,185
       7/31/91     12544       13573       12,203
       8/31/91     12681       13752       12,238
       9/30/91     12871       13930       12,292
      10/31/91     12957       14056       12,311
      11/30/91     13030       14095       12,346
      12/31/91     13304       14398       12,355
       1/31/92     13323       14431       12,374
       2/29/92     13317       14436       12,418
       3/31/92     13351       14441       12,481
       4/30/92     13480       14570       12,499
       5/31/92     13637       14742       12,516
       6/30/92     13862       14990       12,562
       7/31/92     14337       15439       12,588
       8/31/92     14202       15288       12,623
       9/30/92     14262       15387       12,658
      10/31/92     14111       15237       12,703
      11/30/92     14412       15509       12,721
      12/31/92     14587       15668       12,712
       1/31/93     14791       15849       12,774
       2/28/93     15212       16423       12,819
       3/31/93     15159       16249       12,864
       4/30/93     15250       16413       12,900
       5/31/93     15341       16505       12,918
       6/30/93     15580       16781       12,936
       7/31/93     15570       16802       12,936
       8/31/93     15870       17152       12,972
       9/30/93     16053       17347       12,999
      10/31/93     16102       17380       13,052
      11/30/93     16046       17227       13,062
      12/31/93     16289       17591       13,062
       1/31/94     16428       17791       13,097
       2/28/94     16155       17331       13,141
       3/31/94     15696       16625       13,186
       4/30/94     15713       16767       13,205
       5/31/94     15822       16912       13,214
       6/30/94     15792       16809       13,259
       7/31/94     16028       17117       13,294
       8/31/94     16077       17177       13,348
       9/30/94     15921       16924       13,384
      10/31/94     15715       16623       13,393
      11/30/94     15431       16322       13,410
      12/31/94     15753       16681       13,410
       1/31/95     16125       17158       13,464
       2/28/95     16515       17658       13,518
       3/31/95     16665       17861       13,563
       4/30/95     16700       17882       13,607
       5/31/95     17098       18453       13,635
       6/30/95     17035       18292       13,662
       7/31/95     17138       18466       13,662
       8/31/95     17293       18700       13,697
       9/30/95     17396       18818       13,725
      10/31/95     17585       19091       13,770
      11/30/95     17842       19408       13,760
      12/31/95     18016       19594       13,751
       1/31/96     18105       19743       13,832
       2/29/96     18022       19609       13,876
       3/31/96     17871       19358       13,948
       4/30/96     17857       19304       14,003
       5/31/96     17895       19296       14,029
       6/30/96     18071       19506       14,038
       7/31/96     18194       19684       14,064
       8/31/96     18193       19680       14,091
       9/30/96     18425       19955       14,136
      10/31/96     18586       20181       14,181
      11/30/96     18838       20550       14,208
      12/31/96     18820       20464       14,208
       1/31/97     18874       20503       14,254
       2/28/97     19019       20691       14,298

Total Return      90.19%      106.91%       42.98%


GRAPHIC MATERIAL (38)

This bar chart shows the comparison between the fund's Class II shares distribution rate of 5.11% and the taxable equivalent rate of 8.70%.


GRAHPIC MATERIAL (39)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.


   Period Ending   Fund        Index       Index
       5/1/95      9903        10000       10,000
      5/31/95     10140        10319       10,020
      6/30/95     10098        10229       10,040
      7/31/95     10154        10326       10,040
      8/31/95     10241        10458       10,066
      9/30/95     10307        10523       10,086
     10/30/95     10413        10676       10,120
     11/30/95     10550        10853       10,112
     12/31/95     10658        10957       10,105
      1/31/96     10705        11041       10,165
      2/29/96     10651        10966       10,198
      3/31/96     10557        10825       10,251
      4/30/96     10543        10795       10,291
      5/31/96     10571        10791       10,310
      6/30/96     10659        10908       10,316
      7/31/96     10737        11008       10,336
      8/31/96     10721        11005       10,356
      9/30/96     10852        11159       10,389
     10/31/96     10951        11286       10,422
     11/30/96     11092        11492       10,442
     12/31/96     11075        11444       10,442
      1/31/97     11102        11466       10,475
      2/28/97     11182        11571       10,508

Total Return     11.82%        15.71%        5.08%


GRAPHIC MATERIAL (40)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997
AAA               31.3%
AA                 1.2%
A                 19.3%
BBB               48.2%


GRAPHIC MATERIAL (41)

This bar chart shows the comparison between the fund's Class I shares distribution rate of 5.39% and the taxable equivalent rate of 8.92%.


GRAPHIC MATERIAL (42)

The following line graph hypothetically compares the performance of the fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 3/1/87 to 2/28/97.


   Period Ending         Fund     Index     Index
        3/1/87           9576     10000     10,000
       3/31/87           9559      9894     10,045
       4/30/87           9168      9397     10,099
       5/31/87           9015      9350     10,135
       6/30/87           9137      9625     10,170
       7/31/87           9251      9723     10,197
       8/31/87           9331      9745     10,251
       9/30/87           8809      9385     10,304
      10/31/87           8848      9418     10,331
      11/30/87           9108      9664     10,340
      12/31/87           9227      9804     10,340
       1/31/88           9629     10153     10,367
       2/29/88           9731     10261     10,394
       3/31/88           9548     10142     10,438
       4/30/88           9605     10219     10,493
       5/31/88           9643     10189     10,528
       6/30/88           9805     10338     10,574
       7/31/88           9834     10405     10,618
       8/31/88           9912     10414     10,663
       9/30/88          10114     10603     10,734
      10/31/88          10347     10790     10,770
      11/30/88          10211     10690     10,778
      12/31/88          10349     10799     10,797
       1/31/89          10537     11023     10,850
       2/28/89          10449     10897     10,895
       3/31/89          10420     10871     10,958
       4/30/89          10671     11129     11,029
       5/31/89          10893     11360     11,092
       6/30/89          11036     11515     11,119
       7/31/89          11149     11671     11,146
       8/31/89          11087     11557     11,163
       9/30/89          11015     11522     11,199
      10/31/89          11098     11663     11,253
      11/30/89          11254     11867     11,280
      12/31/89          11358     11964     11,298
       1/31/90          11284     11908     11,414
       2/28/90          11411     12014     11,468
       3/31/90          11400     12018     11,531
       4/30/90          11336     11931     11,549
       5/31/90          11572     12191     11,576
       6/30/90          11680     12298     11,639
       7/31/90          11865     12480     11,683
       8/31/90          11636     12299     11,790
       9/30/90          11581     12307     11,889
      10/31/90          11747     12530     11,961
      11/30/90          12014     12781     11,987
      12/31/90          11969     12838     11,987
       1/31/91          12171     13010     12,059
       2/28/91          12295     13123     12,077
       3/31/91          12340     13128     12,095
       4/30/91          12512     13304     12,113
       5/31/91          12604     13422     12,150
       6/30/91          12616     13409     12,185
       7/31/91          12778     13573     12,203
       8/31/91          12895     13752     12,238
       9/30/91          13060     13930     12,292
      10/31/91          13154     14056     12,311
      11/30/91          13225     14095     12,346
      12/31/91          13437     14398     12,355
       1/31/92          13457     14431     12,374
       2/29/92          13453     14436     12,418
       3/31/92          13498     14441     12,481
       4/30/92          13604     14570     12,499
       5/31/92          13771     14742     12,516
       6/30/92          13977     14990     12,562
       7/31/92          14394     15439     12,588
       8/31/92          14268     15288     12,623
       9/30/92          14290     15387     12,658
      10/31/92          14112     15237     12,703
      11/30/92          14412     15509     12,721
      12/31/92          14637     15668     12,712
       1/31/93          14800     15849     12,774
       2/28/93          15182     16423     12,819
       3/31/93          15076     16249     12,864
       4/30/93          15190     16413     12,900
       5/31/93          15291     16505     12,918
       6/30/93          15497     16781     12,936
       7/31/93          15495     16802     12,936
       8/31/93          15769     17152     12,972
       9/30/93          15977     17347     12,999
      10/31/93          16012     17380     13,052
      11/30/93          15969     17227     13,062
      12/31/93          16247     17591     13,062
       1/31/94          16392     17791     13,097
       2/28/94          16116     17331     13,141
       3/31/94          15552     16625     13,186
       4/30/94          15630     16767     13,205
       5/31/94          15736     16912     13,214
       6/30/94          15634     16809     13,259
       7/31/94          15880     17117     13,294
       8/31/94          15960     17177     13,348
       9/30/94          15773     16924     13,384
      10/31/94          15499     16623     13,393
      11/30/94          15198     16322     13,410
      12/31/94          15551     16681     13,410
       1/31/95          15920     17158     13,464
       2/28/95          16377     17658     13,518
       3/31/95          16474     17861     13,563
       4/30/95          16556     17882     13,607
       5/31/95          16991     18453     13,635
       6/30/95          16792     18292     13,662
       7/31/95          16918     18466     13,662
       8/31/95          17105     18700     13,697
       9/30/95          17216     18818     13,725
      10/31/95          17448     19091     13,770
      11/30/95          17667     19408     13,760
      12/31/95          17810     19594     13,751
       1/31/96          17925     19743     13,832
       2/29/96          17794     19609     13,876
       3/31/96          17680     19358     13,948
       4/30/96          17687     19304     14,003
       5/31/96          17694     19296     14,029
       6/30/96          17920     19506     14,038
       7/31/96          18036     19684     14,064
       8/31/96          18057     19680     14,091
       9/30/96          18316     19955     14,136
      10/31/96          18481     20181     14,181
      11/30/96          18759     20550     14,208
      12/31/96          18708     20464     14,208
       1/31/97          18715     20503     14,254
       2/28/97          18867     20691     14,298

Total Return           88.67%    106.91%     42.98%


GRAPHIC MATERIAL (43)

This bar chart shows the comparison between the fund's Class II shares distribution rate of 4.98% and the taxable equivalent rate of 8.25%.


GRAPHIC MATERIAL (44)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.


  Period Ending    Fund        Index       Index
       5/1/95      9904        10000       10,000
      5/31/95     10155        10319       10,020
      6/30/95     10031        10229       10,040
      7/31/95     10110        10326       10,040
      8/31/95     10216        10458       10,066
      9/30/95     10277        10523       10,086
     10/31/95     10410        10676       10,120
     11/30/95     10543        10853       10,112
     12/31/95     10615        10957       10,105
      1/31/96     10686        11041       10,165
      2/29/96     10603        10966       10,198
      3/31/96     10521        10825       10,251
      4/30/96     10530        10795       10,291
      5/31/96     10520        10791       10,310
      6/30/96     10648        10908       10,316
      7/31/96     10712        11008       10,336
      8/31/96     10730        11005       10,356
      9/30/96     10870        11159       10,389
     10/31/96     10962        11286       10,422
     11/30/96     11112        11492       10,442
     12/31/96     11076        11444       10,442
      1/31/97     11084        11466       10,475
      2/28/97     11169        11571       10,508

Total Return     11.69%        15.71%        5.08%


GRAPHIC MATERIAL (45)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.


Quality Breakdown on February 28, 1997
AAA                            9.0%
AA                             7.8%
A                             19.1%
BBB                           59.0%
Below Investment Grade         5.1%


GRAPHIC MATERIAL (46)

This bar chart shows the comparison between the fund's shares distribution rate of 4.93% and the taxable equivalent rate of 8.16%.


GRAPHIC MATERIAL (47)

The following line graph hypothetically compares the performance of the fund's shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 9/23/92 to 2/28/97.


   Period Ending         Fund        Index       Index
       9/23/92           9775        10,000      10,000
       9/30/92           9785        10,019      10,007
      10/31/92           9746         9,917      10,042
      11/30/92           9932        10,099      10,056
      12/31/92          10010        10,216      10,049
       1/31/93          10094        10,388      10,098
       2/28/93          10395        10,769      10,133
       3/31/93          10420        10,611      10,169
       4/30/93          10496        10,712      10,197
       5/31/93          10531        10,750      10,211
       6/30/93          10687        10,962      10,226
       7/31/93          10744        10,989      10,226
       8/31/93          10931        11,216      10,254
       9/30/93          11038        11,354      10,276
      10/31/93          11105        11,373      10,318
      11/30/93          11040        11,279      10,325
      12/31/93          11280        11,520      10,325
       1/31/94          11408        11,661      10,353
       2/28/94          11205        11,342      10,388
       3/31/94          10855        10,908      10,424
       4/30/94          10912        11,028      10,438
       5/31/94          11000        11,117      10,445
       6/30/94          10972        11,069      10,481
       7/31/94          11124        11,255      10,509
       8/31/94          11203        11,299      10,551
       9/30/94          11111        11,146      10,580
      10/31/94          10965        10,983      10,587
      11/30/94          10820        10,776      10,601
      12/31/94          10975        10,970      10,601
       1/31/95          11229        11,254      10,643
       2/28/95          11440        11,572      10,686
       3/31/95          11543        11,729      10,721
       4/30/95          11570        11,743      10,757
       5/31/95          11862        12,115      10,778
       6/30/95          11801        12,040      10,800
       7/31/95          11907        12,217      10,800
       8/31/95          12070        12,383      10,828
       9/30/95          12178        12,462      10,849
      10/31/95          12319        12,606      10,885
      11/30/95          12473        12,774      10,878
      12/31/95          12560        12,852      10,870
       1/31/96          12635        12,982      10,934
       2/29/96          12573        12,929      10,969
       3/31/96          12477        12,769      11,026
       4/30/96          12472        12,724      11,069
       5/31/96          12455        12,688      11,090
       6/30/96          12579        12,809      11,097
       7/31/96          12656        12,932      11,118
       8/31/96          12663        12,932      11,139
       9/30/96          12788        13,065      11,175
      10/31/96          12925        13,230      11,210
      11/30/96          13099        13,497      11,232
      12/31/96          13094        13,436      11,232
       1/31/97          13102        13,489      11,268
       2/28/97          13217        13,615      11,303

Total Return           32.17%        36.15%      13.03%


GRAPHIC MATERIAL (48)

This chart shows in pie format the quality breakdown of the fund's securities on 2/28/97, based on total net assets.

Quality Breakdown on February 28, 1997
AAA                           25.0%
AA                             4.3%
A                              4.8%
BBB                           37.8%
Below Investment Grade        28.1%


GRAPHIC MATERIAL (49)

This bar chart shows the comparison between the fund's Class I distribution rate of 6.26% and the taxable equivalent rate of 10.36%.


GRAPHIC MATERIAL (50)

The following ling graph hypothetically compares the performance of the fund's Class I shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 3/1/87 to 2/28/97.


   Period Ending         Fund        Index      Index
        3/1/87           9579        10000      10,000
       3/31/87           9526         9894      10,045
       4/30/87           9301         9397      10,099
       5/31/87           9274         9350      10,135
       6/30/87           9402         9625      10,170
       7/31/87           9522         9723      10,197
       8/31/87           9597         9745      10,251
       9/30/87           9371         9385      10,304
      10/31/87           9372         9418      10,331
      11/30/87           9639         9664      10,340
      12/31/87           9803         9804      10,340
       1/31/88          10094        10153      10,367
       2/29/88          10163        10261      10,394
       3/31/88          10085        10142      10,438
       4/30/88          10154        10219      10,493
       5/31/88          10234        10189      10,528
       6/30/88          10477        10338      10,574
       7/31/88          10589        10405      10,618
       8/31/88          10681        10414      10,663
       9/30/88          10856        10603      10,734
      10/31/88          11044        10790      10,770
      11/30/88          11012        10690      10,778
      12/31/88          11161        10799      10,797
       1/31/89          11315        11023      10,850
       2/28/89          11309        10897      10,895
       3/31/89          11326        10871      10,958
       4/30/89          11560        11129      11,029
       5/31/89          11751        11360      11,092
       6/30/89          11911        11515      11,119
       7/31/89          11983        11671      11,146
       8/31/89          11955        11557      11,163
       9/30/89          11916        11522      11,199
      10/31/89          12024        11663      11,253
      11/30/89          12166        11867      11,280
      12/31/89          12253        11964      11,298
       1/31/90          12183        11908      11,414
       2/28/90          12346        12014      11,468
       3/31/90          12334        12018      11,531
       4/30/90          12240        11931      11,549
       5/31/90          12501        12191      11,576
       6/30/90          12645        12298      11,639
       7/31/90          12826        12480      11,683
       8/31/90          12595        12299      11,790
       9/30/90          12583        12307      11,889
      10/31/90          12694        12530      11,961
      11/30/90          12904        12781      11,987
      12/31/90          12879        12838      11,987
       1/31/91          13043        13010      12,059
       2/28/91          13093        13123      12,077
       3/31/91          13157        13128      12,095
       4/30/91          13349        13304      12,113
       5/31/91          13465        13422      12,150
       6/30/91          13518        13409      12,185
       7/31/91          13701        13573      12,203
       8/31/91          13846        13752      12,238
       9/30/91          14045        13930      12,292
      10/31/91          14138        14056      12,311
      11/30/91          14192        14095      12,346
      12/31/91          14476        14398      12,355
       1/31/92          14435        14431      12,374
       2/29/92          14421        14436      12,418
       3/31/92          14491        14441      12,481
       4/30/92          14642        14570      12,499
       5/31/92          14866        14742      12,516
       6/30/92          15084        14990      12,562
       7/31/92          15600        15439      12,588
       8/31/92          15365        15288      12,623
       9/30/92          15387        15387      12,658
      10/31/92          15178        15237      12,703
      11/30/92          15547        15509      12,721
      12/31/92          15786        15668      12,712
       1/31/93          15999        15849      12,774
       2/28/93          16464        16423      12,819
       3/31/93          16412        16249      12,864
       4/30/93          16524        16413      12,900
       5/31/93          16621        16505      12,918
       6/30/93          16916        16781      12,936
       7/31/93          16938        16802      12,936
       8/31/93          17298        17152      12,972
       9/30/93          17488        17347      12,999
      10/31/93          17525        17380      13,052
      11/30/93          17594        17227      13,062
      12/31/93          17882        17591      13,062
       1/31/94          18077        17791      13,097
       2/28/94          17877        17331      13,141
       3/31/94          17341        16625      13,186
       4/30/94          17360        16767      13,205
       5/31/94          17460        16912      13,214
       6/30/94          17495        16809      13,259
       7/31/94          17726        17117      13,294
       8/31/94          17779        17177      13,348
       9/30/94          17649        16924      13,384
      10/31/94          17467        16623      13,393
      11/30/94          17187        16322      13,410
      12/31/94          17423        16681      13,410
       1/31/95          17847        17158      13,464
       2/28/95          18289        17658      13,518
       3/31/95          18530        17861      13,563
       4/30/95          18616        17882      13,607
       5/31/95          19066        18453      13,635
       6/30/95          19085        18292      13,662
       7/31/95          19209        18466      13,662
       8/31/95          19404        18700      13,697
       9/30/95          19565        18818      13,725
      10/31/95          19814        19091      13,770
      11/30/95          20066        19408      13,760
      12/31/95          20265        19594      13,751
       1/31/96          20375        19743      13,832
       2/29/96          20358        19609      13,876
       3/31/96          20160        19358      13,948
       4/30/96          20180        19304      14,003
       5/31/96          20219        19296      14,029
       6/30/96          20425        19506      14,038
       7/31/96          20576        19684      14,064
       8/31/96          20651        19680      14,091
       9/30/96          20936        19955      14,136
      10/31/96          21203        20181      14,181
      11/30/96          21528        20550      14,208
      12/31/96          21511        20464      14,208
       1/31/97          21571        20503      14,254
       2/28/97          21766        20691      14,298

Total Return          117.66%       106.91%      42.98%


GRAPHIC MATERIAL (51)

This bar chart shows the comparison between the fund's Class II shares distribution rate of 5.83% and the taxable equivalent rate of 9.65%.


GRAPHIC MATERIAL (52)

The following line graph hypothetically compares the performance of the fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 2/28/97.


   Period Ending   Fund        Index       Index

     5/1/95        9,899       10000       10,000
    5/31/95       10,138       10319       10,020
    6/30/95       10,152       10229       10,040
    7/31/95       10,221       10326       10,040
    8/31/95       10,319       10458       10,066
    9/30/95       10,399       10523       10,086
   10/31/95       10,525       10676       10,120
   11/30/95       10,662       10853       10,112
   12/31/95       10,762       10957       10,105
    1/31/96       10,814       11041       10,165
    2/29/96       10,800       10966       10,198
    3/31/96       10,692       10825       10,251
    4/30/96       10,697       10795       10,291
    5/31/96       10,712       10791       10,310
    6/30/96       10,816       10908       10,316
    7/31/96       10,890       11008       10,336
    8/31/96       10,925       11005       10,356
    9/30/96       11,070       11159       10,389
   10/31/96       11,205       11286       10,422
   11/30/96       11,371       11492       10,442
   12/31/96       11,357       11444       10,442
    1/31/97       11,392       11466       10,475
    2/28/97       11,489       11571       10,508

Total             14.89%      15.71%        5.08%
Return